                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.                          [ ]

Post-Effective Amendment No. 30 (File No. 333-91691) [X]

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                    Amendment No. 31 (File No. 811-07623) [X]
                        (Check appropriate box or boxes)

                RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT
           (previously IDS Life of New York Variable Annuity Account)
                           (Exact Name of Registrant)

                   RiverSource Life Insurance Co. of New York
               (previously IDS Life Insurance Company of New York)
                               (Name of Depositor)

                  20 Madison Avenue Extension, Albany, NY 12203
         (Address of Depositor's Principal Executive Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code (612) 671-2237

   Rodney J. Vessels, 50605 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

     [ ]  immediately upon filing pursuant to paragraph (b)

     [X]  on April 30, 2010 pursuant to paragraph (b)

     [ ]  60 days after filing pursuant to paragraph (a)(1)

     [ ]  on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A.

PROSPECTUS

APRIL 30, 2010


RIVERSOURCE

RETIREMENT ADVISOR VARIABLE ANNUITY(R)

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

NEW RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

ISSUED BY:  RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK (RIVERSOURCE LIFE OF NY)

            20 Madison Avenue Extension
            Albany, NY 12203
            Telephone: (800) 541-2251
            ameriprise.com/variableannuities
            RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

This prospectus contains information that you should know before investing. Prospectuses are also available for:



- AllianceBernstein Variable Products Series Fund, Inc.
- American Century Variable Portfolios, Inc.
- Calvert Variable Series, Inc.
- Columbia Funds Variable Insurance Trust
- Credit Suisse Trust
- Eaton Vance Variable Trust

- Evergreen Variable Annuity Trust

- Fidelity(R) Variable Insurance Products - Service Class
- Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) - Class 2
- Goldman Sachs Variable Insurance Trust (VIT)

- Invesco Variable Insurance Funds (previously AIM Variable Insurance Funds)

- Janus Aspen Series: Service Shares
- MFS(R) Variable Insurance Trust(SM)
- Neuberger Berman Advisers Management Trust
- Oppenheimer Variable Account Funds - Service Shares
- PIMCO Variable Insurance Trust (VIT)
- Putnam Variable Trust - Class IB Shares
- RiverSource Variable Series Trust (RVST)
- Royce Capital Fund
- Third Avenue Variable Series Trust
- The Universal Institutional Funds, Inc.

- Van Kampen Life Investment Trust

- Wanger Advisors Trust
- Wells Fargo Variable Trust

Please read the prospectuses carefully and keep them for future reference.

The contract provides for purchase payment credits which we may reverse up to the maximum surrender charge under certain circumstances.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life of NY at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Be sure to ask your financial advisor about the variable annuity's features, benefits, risks and fees.

RiverSource Life of NY has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.


     RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  1

RiverSource Life of NY and its affiliated insurance companies offer several different annuities which your financial advisor may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, surrender charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

TABLE OF CONTENTS


KEY TERMS....................................    3
THE CONTRACT IN BRIEF........................    5
EXPENSE SUMMARY..............................    6
CONDENSED FINANCIAL INFORMATION (UNAUDITED)..   11
FINANCIAL STATEMENTS.........................   11
THE VARIABLE ACCOUNT AND THE FUNDS...........   11
THE FIXED ACCOUNT............................   22
BUYING YOUR CONTRACT.........................   22
CHARGES......................................   24
VALUING YOUR INVESTMENT......................   27
MAKING THE MOST OF YOUR CONTRACT.............   28
SURRENDERS...................................   35
TSA -- SPECIAL PROVISIONS....................   36
CHANGING OWNERSHIP...........................   37
BENEFITS IN CASE OF DEATH -- STANDARD DEATH
  BENEFIT....................................   37
OPTIONAL BENEFIT.............................   39
THE ANNUITY PAYOUT PERIOD....................   40
TAXES........................................   42
VOTING RIGHTS................................   45
SUBSTITUTION OF INVESTMENTS..................   45
ABOUT THE SERVICE PROVIDERS..................   46
APPENDIX: CONDENSED FINANCIAL INFORMATION
  (UNAUDITED)................................   48
TABLE OF CONTENTS OF THE
  STATEMENT OF ADDITIONAL INFORMATION........   59





2  RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.


ANNUITANT: The person or persons on whose life or life expectancy the annuity payouts are based.


ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FIXED ACCOUNT: An account to which you may allocate purchase payments. Amounts you allocate to this account earn interest at rates that we declare periodically.

FUNDS: Investment options under your contract. Unless an asset allocation program is in effect, you may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.

GOOD ORDER: We cannot process your transaction request relating to the contract until we have received the request in good order at our corporate office. "Good order" means the actual receipt of the requested transaction in writing, along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your completed request, the contract number, the transaction amount (in dollars), the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction, the signatures of all contract owners, exactly as registered on the contract, if necessary, Social Security Number or Taxpayer Identification Number and any other information or supporting documentation that we may require. With respect to purchase requests, "good order" also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT (MAV): This is an optional benefit you can add to your contract for an additional charge that is intended to provide additional death benefit protection in the event of fluctuating fund values.

OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.


PORTFOLIO NAVIGATOR PROGRAM (PN PROGRAM): This is an optional program in which you may elect to participate. Prior to May 10, 2010 the program required adding a rider for an additional charge. Beginning May 10, 2010, the rider is not required to select the PN program.


PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on total purchase payments.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:


- Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code



- Roth IRAs including inherited Roth IRAs under Section 408A of the Code


- SIMPLE IRAs under Section 408(p) of the Code

- Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code

- Plans under Section 401(k) of the Code


     RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  3

- Custodial and investment only accounts maintained for qualified plans under
  Section 401(a) of the Code

- Tax-Sheltered Annuities (TSAs) under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.


RIDER: You receive a rider when you purchase the MAV and/or PN. Beginning May 10, 2010, the PN rider is not required to select the PN program. The rider adds the terms of this optional benefit to your contract.


RIDER EFFECTIVE DATE: The date a rider becomes effective stated in the rider.

RIVERSOURCE LIFE OF NY: In this prospectus, "we," "us," "our" and "RiverSource Life of NY" refer to RiverSource Life Insurance Co. of New York.

SETTLEMENT DATE: The date when annuity payouts are scheduled to begin.

SURRENDER VALUE: The amount you are entitled to receive if you make a full surrender from your contract. It is the contract value minus any applicable charges.

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or surrender request) in good order at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.


4  RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

THE CONTRACT IN BRIEF

PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the fixed account and/or subaccounts under the contract. These accounts, in turn, may earn returns that increase the value of the contract; however, you risk losing amounts you invest in the subaccounts of the variable account. Beginning at a specified time in the future called the settlement date, the contract provides lifetime or other forms of payout of your contract value.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions (RMDs). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the potential tax implications to you.

FREE LOOK PERIOD: You may return your contract to your financial advisor or to our corporate office within the time stated on the first page of your contract and receive a full refund of the contract value, less the amount of any purchase payment credits. (See "Valuing Your Investment -- Purchase payment credits.") We will not deduct any other charges. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (Exception: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Generally, you may allocate your purchase payments among any or all of:

- the subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the settlement date will equal or exceed the total purchase payments you allocate to the subaccounts. (see "The Variable Account and the Funds")

- the fixed account, which earns interest at a rate that we adjust periodically. (see "The Fixed Account")

BUYING YOUR CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future. (see "Buying Your Contract")

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. You may establish automated transfers among the accounts. Fixed account transfers are subject to special restrictions. (see "Transferring Among Accounts")

SURRENDERS: You may surrender all or part of your contract value at any time before the settlement date. You also may establish automated partial surrenders. Surrenders may be subject to charges and income taxes (including an IRS penalty if you surrender prior to your reaching age 59 1/2) and may have other tax consequences; also, certain restrictions apply. (see "Surrenders")

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value, except in the case of a purchase payment credit reversal. (see "Benefits in Case of Death -- Standard Death Benefit")

OPTIONAL BENEFITS: This contract offers optional features that are available for additional charges if you meet certain criteria. (see "Optional Benefit")


ANNUITY PAYOUTS: You can apply your contract value, after reflecting any adjustments, to an annuity payout plan that begins on the settlement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. Total monthly payouts may include amounts from each subaccount and the fixed account. During the annuity payout period, you cannot be invested in more than five subaccounts at any one time unless we agree otherwise. (see "The Annuity Payout Period")


TAXES: Generally, income earned on your contract value grows tax-deferred until you surrender it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. However, Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. (see "Taxes")


     RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  5

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT ARE PAID WHEN BUYING, OWNING AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAID AT THE TIME THAT YOU BOUGHT THE CONTRACT AND MAY PAY WHEN YOU SURRENDER THE CONTRACT.

CONTRACT OWNER TRANSACTION EXPENSES

SURRENDER CHARGE

(Contingent deferred sales load as a percentage of purchase payment surrendered.)



                                                  SURRENDER CHARGE SCHEDULE
               NUMBER OF COMPLETED YEARS FROM
                DATE OF EACH PURCHASE PAYMENT                                    SURRENDER CHARGE PERCENTAGE
                              0                                                               7%

                              1                                                               7

                              2                                                               7

                              3                                                               6

                              4                                                               5

                              5                                                               4

                              6                                                               2

                              7                                                               0



SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The surrender charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate. (See "Charges -- Surrender Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")


                                                                         ASSUMED INVESTMENT RATE
                                                                         3.50%             5.00%

Qualified annuity discount rate                                           4.72%             6.22%

Nonqualified annuity discount rate                                        4.92%             6.42%


THE NEXT TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL CONTRACT ADMINISTRATIVE CHARGE



                                                                                     $30


(We will waive this charge when your contract value, or total purchase payments less any payments surrendered, is $50,000 or more on the current contract anniversary, except at full surrender.)

OPTIONAL RIDER FEES
(As a percentage of the variable account contract value charged annually 60 days following the contract anniversary. The fee applies only if you elect the optional rider.)




MAV RIDER FEE                                                                                    0.15%

PN RIDER FEE*                                                        MAXIMUM: 0.20%     CURRENT: 0.10%




* Beginning May 10, 2010, the rider is not required to select the PN program and this fee will no longer apply. For contract holders who currently participate in the PN program, beginning May 10, 2010, the PN rider will be $0.


ANNUAL VARIABLE ACCOUNT EXPENSES
(Total annual variable account expenses as a percentage of average daily subaccount value.)


MORTALITY AND EXPENSE RISK FEE
For nonqualified annuities                                                         0.95%

For qualified annuities                                                            0.75%




6  RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDED DEC. 31, 2009, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS(A)

(Including management fee, distribution and/or service (12b-1) fees and other expenses)



                                                             MINIMUM              MAXIMUM

Total expenses before fee waivers and/or expense
reimbursements                                                 0.50%                2.05%



(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an on-going basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.


TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)





                                                                                               ACQUIRED FUND   GROSS TOTAL
                                                               MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                                                                  FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

AllianceBernstein VPS Global Thematic Growth Portfolio            0.75%      0.25%    0.25%           --%          1.25%
(Class B)
(previously AllianceBernstein VPS Global Technology
Portfolio (Class B))


AllianceBernstein VPS Growth and Income Portfolio (Class B)       0.55       0.25     0.08            --           0.88


AllianceBernstein VPS International Value Portfolio (Class        0.75       0.25     0.08            --           1.08
B)


American Century VP International, Class I                        1.36         --     0.01          0.01           1.38


American Century VP Mid Cap Value, Class II                       0.90       0.25     0.01            --           1.16


American Century VP Ultra(R), Class II                            0.90       0.25     0.01            --           1.16


American Century VP Value, Class I                                0.97         --       --            --           0.97


Calvert Variable Series, Inc. VP SRI Social Balanced              0.70         --     0.21            --           0.91
Portfolio


Columbia Marsico Growth Fund, Variable Series, Class A            0.91         --     0.02            --           0.93(1)


Columbia Marsico International Opportunities Fund, Variable       1.02       0.25     0.17            --           1.44(1)
Series, Class B


Credit Suisse Trust - Commodity Return Strategy Portfolio         0.50       0.25     0.45            --           1.20(2)


Credit Suisse Trust - U.S. Equity Flex I Portfolio                0.70         --     1.11            --           1.81


Eaton Vance VT Floating-Rate Income Fund                          0.57       0.25     0.33            --           1.15


Evergreen VA International Equity Fund - Class 2                  0.43       0.25     0.22            --           0.90


Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2           0.56       0.25     0.11            --           0.92


Fidelity(R) VIP Growth & Income Portfolio Service Class           0.46       0.10     0.14            --           0.70


Fidelity(R) VIP Mid Cap Portfolio Service Class                   0.56       0.10     0.12            --           0.78


Fidelity(R) VIP Overseas Portfolio Service Class                  0.71       0.10     0.17            --           0.98


FTVIPT Franklin Global Real Estate Securities Fund - Class        0.80       0.25     0.31            --           1.36(3)
2


FTVIPT Franklin Small Cap Value Securities Fund - Class 2         0.52       0.25     0.18          0.03           0.98(4)


Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares       0.80         --     0.06            --           0.86


Goldman Sachs VIT Structured Small Cap Equity                     0.75         --     0.27            --           1.02(5)
Fund - Institutional Shares


Goldman Sachs VIT Structured U.S. Equity                          0.64         --     0.08            --           0.72(6)
Fund - Institutional Shares


Invesco V.I. Capital Appreciation Fund, Series I Shares           0.62         --     0.29          0.01           0.92
(previously AIM V.I. Capital Appreciation Fund, Series I
Shares)


Invesco V.I. Capital Development Fund, Series I Shares            0.75         --     0.36          0.01           1.12(7)
(previously AIM V.I. Capital Development Fund, Series I
Shares)


Invesco V.I. Global Health Care Fund, Series II Shares            0.75       0.25     0.39          0.01           1.40
(previously AIM V.I. Global Health Care Fund, Series II
Shares)




     RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  7

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                               ACQUIRED FUND   GROSS TOTAL
                                                               MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                                                                  FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

Invesco V.I. International Growth Fund, Series II Shares          0.71%      0.25%    0.33%         0.02%          1.31%
(previously AIM V.I. International Growth Fund, Series II
Shares)


Janus Aspen Series Enterprise Portfolio: Service Shares           0.64       0.25     0.06            --           0.95


Janus Aspen Series Global Technology Portfolio: Service           0.64       0.25     0.33            --           1.22
Shares


Janus Aspen Series Janus Portfolio: Service Shares                0.64       0.25     0.03            --           0.92


Janus Aspen Series Overseas Portfolio: Service Shares             0.64       0.25     0.06            --           0.95


MFS(R) Investors Growth Stock Series - Service Class              0.75       0.25     0.11            --           1.11


MFS(R) New Discovery Series - Service Class                       0.90       0.25     0.13            --           1.28


MFS(R) Utilities Series - Service Class                           0.73       0.25     0.09            --           1.07


Neuberger Berman Advisers Management Trust International          1.15       0.25     0.26          0.01           1.67(8)
Portfolio (Class S)


Oppenheimer Global Securities Fund/VA, Service Shares             0.64       0.25     0.11            --           1.00


Oppenheimer Global Strategic Income Fund/VA, Service Shares       0.55       0.25     0.10          0.03           0.93(9)
(previously Oppenheimer Strategic Bond Fund/VA, Service
Shares)


Oppenheimer Main Street Small Cap Fund/VA, Service Shares         0.71       0.25     0.19            --           1.15(10)


PIMCO VIT All Asset Portfolio, Advisor Share Class                0.43       0.25       --          0.69           1.37


Putnam VT Vista Fund - Class IB Shares                            0.59       0.25     0.20          0.01           1.05(11)


Royce Capital Fund - Micro-Cap Portfolio, Investment Class        1.25         --     0.10          0.14           1.49


RVST Disciplined Asset Allocation Portfolios - Aggressive           --       0.25     0.32          0.69           1.26(12)


RVST Disciplined Asset Allocation Portfolios - Conservative         --       0.25     0.21          0.63           1.09(12)


RVST Disciplined Asset Allocation Portfolios - Moderate             --       0.25     0.14          0.66           1.05(12)


RVST Disciplined Asset Allocation Portfolios - Moderately           --       0.25     0.17          0.67           1.09(12)
Aggressive


RVST Disciplined Asset Allocation Portfolios - Moderately           --       0.25     0.19          0.64           1.08(12)
Conservative


RVST RiverSource Variable Portfolio - Balanced Fund (Class        0.46       0.13     0.14            --           0.73
3)


RVST RiverSource Variable Portfolio - Cash Management Fund        0.33       0.13     0.18            --           0.64
(Class 3)


RVST RiverSource Variable Portfolio - Diversified Bond Fund       0.44       0.13     0.14            --           0.71
(Class 3)


RVST RiverSource Variable Portfolio - Diversified Equity          0.50       0.13     0.13            --           0.76
Income Fund (Class 3)


RVST RiverSource Variable Portfolio - Dynamic Equity Fund         0.44       0.13     0.14          0.01           0.72
(Class 3)


RVST RiverSource Variable Portfolio - Global Bond Fund            0.66       0.13     0.18            --           0.97(13)
(Class 3)


RVST RiverSource Variable Portfolio - Global Inflation            0.43       0.13     0.15            --           0.71(13)
Protected Securities Fund (Class 3)


RVST RiverSource Variable Portfolio - High Yield Bond Fund        0.59       0.13     0.14            --           0.86
(Class 3)


RVST RiverSource Variable Portfolio - Income Opportunities        0.60       0.13     0.15            --           0.88
Fund (Class 3)


RVST RiverSource Variable Portfolio - Mid Cap Growth Fund         0.80       0.13     0.14            --           1.07(13)
(Class 3)


RVST RiverSource Variable Portfolio - Mid Cap Value Fund          0.58       0.13     0.14            --           0.85
(Class 3)


RVST RiverSource Variable Portfolio - S&P 500 Index Fund          0.22       0.13     0.15            --           0.50(13)
(Class 3)


RVST RiverSource Variable Portfolio - Short Duration U.S.         0.48       0.13     0.15            --           0.76
Government Fund (Class 3)


RVST Seligman Variable Portfolio - Growth Fund (Class 3)          0.52       0.13     0.15            --           0.80


RVST Seligman Variable Portfolio - Larger-Cap Value Fund          0.61       0.13     0.50            --           1.24(13)
(Class 3)


RVST Seligman Variable Portfolio - Smaller-Cap Value Fund         0.80       0.13     0.16            --           1.09(13)
(Class 3)


RVST Threadneedle Variable Portfolio - Emerging Markets           1.08       0.13     0.21            --           1.42(13)
Fund (Class 3)


RVST Threadneedle Variable Portfolio - International              0.85       0.13     0.18            --           1.16
Opportunity Fund (Class 3)


RVST Variable Portfolio - Davis New York Venture Fund             0.68       0.13     0.13            --           0.94(13)
(Class 3)
(previously RVST RiverSource Partners Variable
Portfolio - Fundamental Value Fund)


RVST Variable Portfolio - Goldman Sachs Mid Cap Value Fund        0.81       0.13     0.62            --           1.56(13)
(Class 3)
(previously RVST RiverSource Partners Variable
Portfolio - Select Value Fund)


RVST Variable Portfolio - Partners Small Cap Value Fund           0.99       0.13     0.15          0.02           1.29(13)
(Class 3)
(previously RVST RiverSource Partners Variable
Portfolio - Small Cap Value Fund)




8  RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                               ACQUIRED FUND   GROSS TOTAL
                                                               MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                                                                  FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

RVST Variable Portfolio - Aggressive Portfolio (Class 2)            --%      0.25%    0.04%         0.77%          1.06%(14)


RVST Variable Portfolio - Aggressive Portfolio (Class 4)            --       0.25     0.04          0.77           1.06(14),(15)


RVST Variable Portfolio - Conservative Portfolio (Class 2)          --       0.25     0.04          0.62           0.91(14)


RVST Variable Portfolio - Conservative Portfolio (Class 4)          --       0.25     0.04          0.62           0.91(14),(15)


RVST Variable Portfolio - Moderate Portfolio (Class 2)              --       0.25     0.04          0.70           0.99(14)


RVST Variable Portfolio - Moderate Portfolio (Class 4)              --       0.25     0.04          0.70           0.99(14),(15)


RVST Variable Portfolio - Moderately Aggressive Portfolio           --       0.25     0.04          0.74           1.03(14)
(Class 2)


RVST Variable Portfolio - Moderately Aggressive Portfolio           --       0.25     0.04          0.74           1.03(14),(15)
(Class 4)


RVST Variable Portfolio - Moderately Conservative Portfolio         --       0.25     0.04          0.66           0.95(14)
(Class 2)


RVST Variable Portfolio - Moderately Conservative Portfolio         --       0.25     0.04          0.66           0.95(14),(15)
(Class 4)


Third Avenue Value Portfolio                                      0.90         --     0.43            --           1.33(16)


Van Kampen Life Investment Trust Comstock Portfolio, Class        0.56       0.25     0.06            --           0.87
II Shares


Van Kampen's UIF Global Real Estate Portfolio, Class II           0.85       0.35     0.36          0.01           1.57
Shares


Van Kampen's UIF Mid Cap Growth Portfolio, Class II Shares        0.75       0.35     0.31          0.01           1.42


Wanger International                                              0.85         --     0.20            --           1.05


Wanger USA                                                        0.86         --     0.12            --           0.98


Wells Fargo Advantage VT Index Asset Allocation Fund              0.55       0.25     0.27            --           1.07(17)
(previously Wells Fargo Advantage VT Asset Allocation Fund)


Wells Fargo Advantage VT International Core Fund                  0.75       0.25     1.04          0.01           2.05(17)


Wells Fargo Advantage VT Small Cap Growth Fund                    0.75       0.25     0.26          0.01           1.27(17)







   * The Funds provided the information on their expenses and we have not independently verified the information.


  ** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


 (1) The Advisor has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 1.05% for Columbia Marsico Growth Fund, Variable Series, Class A and 1.20% for Columbia Marsico International Opportunities Fund, Variable Series, Class B, of the Fund's average daily net assets on an annualized basis. These arrangements may be modified or terminated by the Advisor at any time.


 (2) Credit Suisse fee waivers and expense reimbursements are voluntary and may be discontinued at any time. After fee waivers and expense reimbursements, net expenses would be 0.95%.


 (3) The investment manager and administrator have contractually agreed to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund is phased in over a five year period, starting on May 1, 2007, with there being no increase in the rate of such fees for the first year ending April 30, 2008. For each of four years thereafter through April 30, 2012, the investment manager and administrator will receive one-fifth of the increase in the rate of fees. After fee reductions net expenses would be 1.15%.


 (4) The manager and administrator have agreed in advance to reduce their fees as a result of the Fund's investment in a Franklin Templeton money market fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon. After fee reductions net expenses would be 0.96%.


 (5) The Investment Adviser has voluntarily agreed to waive a portion of its management fee equal to 0.02% of the Fund's average daily net assets. In addition, the Investment Adviser has voluntarily agreed to reduce or limit other expenses (subject to certain exclusions) equal on an annualized basis to 0.114% of the Fund's average daily net assets. The expense reductions may be modified or terminated at any time at the option of the Investment Adviser without shareholder approval.


 (6) The Investment Adviser has voluntarily agreed to reduce or limit other expenses (subject to certain exclusions) equal on an annualized basis to 0.004% of the Fund's average daily net assets. Prior to July 1, 2009, this fee as a percentage of average daily net assets was 0.044% of the Fund. The expense reductions may be modified or terminated at any time at the option of the Investment Adviser without shareholder approval.


 (7) The Advisor has contractually agreed, through at least April 30, 2011, to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund does not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. After fee waivers and expense reimbursements net expenses would be 1.11%. The Board of Trustees or Invesco Advisers, Inc. may mutually agree to terminate the fee waiver agreement at any time.


 (8) Neuberger Berman Management LLC ("NBM") has undertaken through Dec. 31, 2013, to waive fees and/or reimburse certain operating expenses, including the compensation of NBM and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 2.00% of the average daily net asset value. NBM has also voluntarily committed to reimburse certain expenses for an additional 0.50% per annum of the Portfolio's average daily net assets to maintain the Portfolio's operating expenses at 1.50%. The expense limitation arrangement for the Portfolio is contractual and any excess expenses can be repaid to NBM within three years of the year incurred, provided such recoupment would not cause the Portfolio to exceed its respective limitation. After fee waiver and expense reimbursements net expenses would be 1.52%.


 (9) The Manager will voluntarily waive and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund, Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC.



     RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  9

(10) The Manager has voluntarily undertaken to limit the Fund's total annual operating expenses so that the expenses, as percentages of daily net assets will not exceed the annual rate of 1.05%. This voluntary undertaking may be amended or withdrawn at any time.


(11) The fees reflect projected expenses under a new management contract effective Jan. 1, 2010, changes in the fund's investor servicing contract and a new expense arrangement, which gives effect to changes in the allocation of certain expenses among the Putnam funds.


(12) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses of the Fund until April 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net Fund expenses (excluding fees and expenses of acquired funds) will not exceed 0.41% for each of the RVST Disciplined Asset Allocation Portfolios.


(13) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until April 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any), before giving effect to any performance incentive adjustment, will not exceed 0.97% for RVST RiverSource Variable Portfolio - Global Bond Fund (Class 3), 0.76% for RVST RiverSource Variable Portfolio - Global Inflation Protected Securities Fund (Class 3), 1.08% for RVST RiverSource Variable Portfolio - Mid Cap Growth Fund (Class 3), 0.53% for RVST RiverSource Variable Portfolio - S&P 500 Index Fund (Class 3), 1.05% for RVST Seligman Variable Portfolio - Larger-Cap Value Fund (Class 3), 1.15% for RVST Seligman Variable Portfolio - Smaller-Cap Value Fund (Class 3), 1.53% for RVST Threadneedle Variable Portfolio - Emerging Markets Fund (Class 3), 0.99% for RVST Variable Portfolio - Davis New York Venture Fund (Class 3), 1.20% for RVST Variable Portfolio - Goldman Sachs Mid Cap Value Fund (Class
     3) and 1.20% for RVST Variable Portfolio - Partners Small Cap Value Fund (Class 3).


(14) Other expenses and acquired fund fees and expenses are based on estimated amounts for the current fiscal year. RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses for Class 2 and Class 4 shares of the Fund until April 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net Fund expenses (excluding acquired fund fees and expenses) will not exceed 0.32% for each of the Class 2 and Class 4 shares of the Fund's.


(15) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses for Class 4 shares of the Fund until April 30, 2012, unless sooner terminated at the sole discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net Fund expenses (including acquired fund fees and expenses) will not exceed 0.99% for RVST Variable
     Portfolio - Aggressive Portfolio (Class 4), 0.86% for RVST Variable Portfolio - Conservative Portfolio (Class 4), 0.94% for RVST Variable Portfolio - Moderate Portfolio (Class 4), 0.98% RVST Variable
     Portfolio - Moderately Aggressive Portfolio (Class 4) and 0.90% for RVST Variable Portfolio - Moderately Conservative Portfolio (Class 4).


(16) The Fund's advisor has contractually agreed, for two years from March 1, 2009, to defer receipt of advisory fees and/or reimburse Fund expenses in order to limit total annual expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.30% of average daily net assets, subject to later reimbursement in certain circumstances. After fee waivers and expense reimbursements net expenses would be 1.30%.


(17) Expenses have been adjusted from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses. The adviser has contractually agreed through April 30, 2011 to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, including the underlying master portfolio's fees and expenses and excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed: 1.00% for Wells Fargo Advantage VT Index Asset Allocation Fund, 1.01% for Wells Fargo Advantage VT International Core Fund and 1.21% for Wells Fargo Advantage VT Small Cap Growth Fund. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.




EXAMPLES
THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES*, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you select the optional MAV and PN**. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                           IF YOU DO NOT SURRENDER YOUR CONTRACT OR
                          IF YOU SURRENDER YOUR CONTRACT AT                IF YOU SELECT AN ANNUITY PAYOUT PLAN AT
                        THE END OF THE APPLICABLE TIME PERIOD:              THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

NONQUALIFIED
ANNUITY              $1,073      $1,833      $2,410      $3,936           $373       $1,133      $1,910      $3,936

QUALIFIED ANNUITY     1,053       1,773       2,312       3,752            353        1,073       1,812       3,752



MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you do not select the optional benefit. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                           IF YOU DO NOT SURRENDER YOUR CONTRACT OR
                                              IF YOU SURRENDER YOUR CONTRACT AT             IF YOU SELECT AN ANNUITY PAYOUT PLAN AT
                                           THE END OF THE APPLICABLE TIME PERIOD:           THE END OF THE APPLICABLE TIME PERIOD:
                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS         1 YEAR    3 YEARS    5 YEARS    10 YEARS

NONQUALIFIED ANNUITY                       $879      $1,250     $1,443     $2,023           $179       $550       $943      $2,023

QUALIFIED ANNUITY                           858       1,188      1,336      1,799            158        488        836       1,799




    *In these examples, the contract administrative charge is $30.

   **Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for the optional rider is reflected rather than the fee that is currently being charged.


10  RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION



You can find unaudited condensed financial information for the subaccounts in Appendix.

FINANCIAL STATEMENTS


You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new and have no activity as of the financial statement date.


THE VARIABLE ACCOUNT AND THE FUNDS

THE VARIABLE ACCOUNT: The variable account was established under New York law on April 17, 1996, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life of NY.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS: The contracts currently offer subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund name and management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others; for example,

    RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS 11 various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see "Making the Most of Your Contract -- Portfolio Navigator Program") or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.


- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue, including but not limited to expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue including expense payments and non-cash compensation. The amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the Series Trust funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. RiverSource Variable Series Trust funds include the RiverSource Variable Portfolio funds, Variable Portfolio funds, Threadneedle Variable Portfolio funds, Seligman Variable Portfolio funds, Variable Portfolio funds of funds and Disciplined Asset Allocation Portfolio funds. In addition, on Sept. 29, 2009, Ameriprise Financial, Inc. entered into an agreement with Bank of America Corporation to buy a portion of the asset management business of Columbia Management Group, LLC, including Columbia Management Advisors, LLC and Columbia Wanger Asset Management, LLC (the "Transaction"). The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the second quarter of 2010. Certain separate accounts invest in funds sponsored by Columbia Management Advisors, LLC and Columbia Wanger Asset Management, LLC. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Series Trust funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Series Trust funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in the prior calendar year.


  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-compensation for various purposes:

  - Compensating, training and educating financial advisors who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their financial advisors, and granting access to financial advisors of our affiliated selling firms.

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and financial advisors.

  - Providing sub-transfer agency and shareholder servicing to contract owners.


12  RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

  - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.


    RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  13

UNLESS THE PN PROGRAM IS IN EFFECT, YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:






----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
AllianceBernstein  Seeks long-term growth of capital.           AllianceBernstein L.P.
VPS Global
Thematic Growth
Portfolio (Class
B) (previously
AllianceBernstein
VPS Global
Technology
Portfolio (Class
B))
----------------------------------------------------------------------------------------

AllianceBernstein  Seeks long-term growth of capital.           AllianceBernstein L.P.
VPS Growth and
Income Portfolio
(Class B)
----------------------------------------------------------------------------------------

AllianceBernstein  Seeks long-term growth of capital.           AllianceBernstein L.P.
VPS International
Value Portfolio
(Class B)
----------------------------------------------------------------------------------------

American Century   Seeks capital growth.                        American Century Global
VP International,                                               Investment Management,
Class I                                                         Inc.
----------------------------------------------------------------------------------------

American Century   Seeks long-term capital growth. Income is a  American Century
VP Mid Cap Value,  secondary objective.                         Investment Management,
Class II                                                        Inc.
----------------------------------------------------------------------------------------

American Century   Seeks long-term capital growth.              American Century
VP Ultra(R),                                                    Investment Management,
Class II                                                        Inc.
----------------------------------------------------------------------------------------

American Century   Seeks long-term capital growth. Income is a  American Century
VP Value, Class I  secondary objective.                         Investment Management,
                                                                Inc.
----------------------------------------------------------------------------------------

Calvert Variable   Seeks competitive total return through       Calvert Asset Management
Series, Inc. VP    actively managed portfolio of stocks, bonds  Company, Inc., adviser.
SRI Social         and money market instruments which offer     New Amsterdam Partners,
Balanced           income and capital growth opportunity and    LLP, subadviser on
Portfolio          which satisfy Portfolio's investment and     equity portion; no
                   social criteria.                             subadviser on fixed-
                                                                income portion.
----------------------------------------------------------------------------------------

Columbia Marsico   Seeks long-term growth of capital.           Columbia Management
Growth Fund,                                                    Investment Advisers,
Variable Series,                                                LLC, adviser; Marsico
Class A                                                         Capital Management, LLC,
                                                                sub-adviser.
----------------------------------------------------------------------------------------

Columbia Marsico   Seeks long-term growth of capital.           Columbia Management
International                                                   Investment Advisers,
Opportunities                                                   LLC, adviser; Marsico
Fund, Variable                                                  Capital Management, LLC,
Series, Class B                                                 sub-adviser.
----------------------------------------------------------------------------------------

Credit Suisse      Seeks total return.                          Credit Suisse Asset
Trust - Commodity                                               Management, LLC
Return Strategy
Portfolio
----------------------------------------------------------------------------------------

Credit Suisse      Seeks long-term capital appreciation.        Credit Suisse Asset
Trust - U.S.                                                    Management, LLC
Equity Flex I
Portfolio
----------------------------------------------------------------------------------------

Eaton Vance VT     Seeks high level of current income.          Eaton Vance Management
Floating-Rate
Income Fund
----------------------------------------------------------------------------------------

Evergreen VA       Seeks long-term capital growth and           Evergreen Investment
International      secondarily, modest income.                  Management Company, LLC
Equity
Fund - Class 2
----------------------------------------------------------------------------------------




14  RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Fidelity(R) VIP    Seeks long-term capital appreciation.        Fidelity Management &
Contrafund(R)      Normally invests primarily in common         Research Company (FMR),
Portfolio Service  stocks. Invests in securities of companies   investment manager; FMR
Class 2            whose value it believes is not fully         U.K. and FMR Far East,
                   recognized by the public. Invests in either  sub-advisers.
                   "growth" stocks or "value" stocks or both.
                   The fund invests in domestic and foreign
                   issuers.
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks high total return through a            FMR, investment manager;
Growth & Income    combination of current income and capital    FMR U.K., FMR Far East,
Portfolio Service  appreciation. Normally invests a majority    sub-advisers.
Class              of assets in common stocks with a focus on
                   those that pay current dividends and show
                   potential for capital appreciation. Invests
                   in domestic and foreign issuers. The Fund
                   invests in either "growth" stocks or
                   "value" stocks or both.
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks long-term growth of capital. Normally  FMR, investment manager;
Mid Cap Portfolio  invests primarily in common stocks.          FMR U.K., FMR Far East,
Service Class      Normally invests at least 80% of assets in   sub-advisers.
                   securities of companies with medium market
                   capitalizations. May invest in companies
                   with smaller or larger market
                   capitalizations. Invests in domestic and
                   foreign issuers. The Fund invests in either
                   "growth" or "value" common stocks or both.
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks long-term growth of capital. Normally  FMR, investment manager;
Overseas           invests primarily in common stocks           FMR U.K., FMR Far East,
Portfolio Service  allocating investments across different      Fidelity International
Class              countries and regions. Normally invests at   Investment Advisors
                   least 80% of assets in non-U.S. securities.  (FIIA) and FIIA U.K., sub-advisers.
----------------------------------------------------------------------------------------

FTVIPT Franklin    Seeks high total return.                     Franklin Templeton
Global Real                                                     Institutional, LLC
Estate Securities
Fund - Class 2
----------------------------------------------------------------------------------------

FTVIPT Franklin    Seeks long-term total return.                Franklin Advisory
Small Cap Value                                                 Services, LLC
Securities
Fund - Class 2
----------------------------------------------------------------------------------------

Goldman Sachs VIT  Seeks long-term capital appreciation.        Goldman Sachs Asset
Mid Cap Value                                                   Management, L.P.
Fund -
Institutional
Shares
----------------------------------------------------------------------------------------

Goldman Sachs VIT  Seeks long-term growth of capital through a  Goldman Sachs Asset
Structured Small   broadly diversified portfolio of equity      Management, L.P.
Cap Equity         investments in U.S. issuers.
Fund -
Institutional
Shares
----------------------------------------------------------------------------------------

Goldman Sachs VIT  Seeks long-term growth of capital and        Goldman Sachs Asset
Structured U.S.    dividend income.                             Management, L.P.
Equity
Fund -
Institutional
Shares
----------------------------------------------------------------------------------------

Invesco V.I.       Seeks growth of capital.                     Invesco Advisers, Inc.
Capital
Appreciation
Fund, Series I
Shares
(previously AIM
V.I. Capital
Appreciation
Fund, Series I
Shares)
----------------------------------------------------------------------------------------

Invesco V.I.       Seeks long-term growth of capital.           Invesco Advisers, Inc.
Capital
Development Fund,
Series I Shares
(previously AIM
V.I. Capital
Development Fund,
Series I Shares)
----------------------------------------------------------------------------------------




    RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  15

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Invesco V.I.       Seeks capital growth.                        Invesco Advisers, Inc.
Global Health
Care Fund, Series
II Shares
(previously AIM
V.I. Global
Health Care Fund,
Series II Shares)
----------------------------------------------------------------------------------------

Invesco V.I.       Seeks long-term growth of capital.           Invesco Advisers, Inc.
International
Growth Fund,
Series II Shares
(previously AIM
V.I.
International
Growth Fund,
Series II Shares)
----------------------------------------------------------------------------------------

Janus Aspen        Seeks long-term growth of capital.           Janus Capital Management
Series Enterprise                                               LLC
Portfolio:
Service Shares
----------------------------------------------------------------------------------------

Janus Aspen        Seeks long-term growth of capital.           Janus Capital Management
Series Global                                                   LLC
Technology
Portfolio:
Service Shares
----------------------------------------------------------------------------------------

Janus Aspen        Seeks long-term growth of capital in a       Janus Capital Management
Series Janus       manner consistent with the preservation of   LLC
Portfolio:         capital.
Service Shares
----------------------------------------------------------------------------------------

Janus Aspen        Seeks long-term growth of capital.           Janus Capital Management
Series Overseas                                                 LLC
Portfolio:
Service Shares
----------------------------------------------------------------------------------------

MFS(R) Investors   Seeks capital appreciation.                  MFS Investment
Growth Stock                                                    Management(R)
Series - Service
Class
----------------------------------------------------------------------------------------

MFS(R) New         Seeks capital appreciation.                  MFS Investment
Discovery                                                       Management(R)
Series - Service
Class
----------------------------------------------------------------------------------------

MFS(R) Utilities   Seeks total return.                          MFS Investment
Series - Service                                                Management(R)
Class
----------------------------------------------------------------------------------------

Neuberger Berman   Seeks long-term growth of capital by         Neuberger Berman
Advisers           investing primarily in common stocks of      Management LLC
Management Trust   foreign companies.
International
Portfolio (Class
S)
----------------------------------------------------------------------------------------

Oppenheimer        Seeks long-term capital appreciation.        OppenheimerFunds, Inc.
Global Securities
Fund/VA, Service
Shares
----------------------------------------------------------------------------------------

Oppenheimer        Seeks high level of current income           OppenheimerFunds, Inc.
Global Strategic   principally derived from interest on debt
Income Fund/VA,    securities.
Service Shares
(previously
Oppenheimer
Strategic Bond
Fund/VA, Service
Shares)
----------------------------------------------------------------------------------------

Oppenheimer Main   Seeks capital appreciation.                  OppenheimerFunds, Inc.
Street Small Cap
Fund/VA, Service
Shares
----------------------------------------------------------------------------------------

PIMCO VIT All      Seeks maximum real return consistent with    Pacific Investment
Asset Portfolio,   preservation of real capital and prudent     Management Company LLC
Advisor Share      investment management.
Class
----------------------------------------------------------------------------------------

Putnam VT Vista    Seeks capital appreciation.                  Putnam Investment
Fund - Class IB                                                 Management, LLC
Shares
----------------------------------------------------------------------------------------




16  RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Royce Capital      Seeks long-term growth of capital.           Royce & Associates, LLC
Fund - Micro-Cap
Portfolio,
Investment Class
----------------------------------------------------------------------------------------

RVST Disciplined   Seeks high level of total return that is     RiverSource Investments,
Asset Allocation   consistent with an aggressive level of       LLC
Portfolios -       risk. This is a "fund of funds" and seeks
Aggressive         to achieve its objective by investing in a
                   combination of underlying funds for which
                   RiverSource Investments acts as investment
                   manager or an affiliate acts as principal
                   underwriter. By investing in several
                   underlying funds, the Fund seeks to
                   minimize the risks inherent in investing in
                   a single fund.
----------------------------------------------------------------------------------------

RVST Disciplined   Seeks high level of total return that is     RiverSource Investments,
Asset Allocation   consistent with a conservative level of      LLC
Portfolios -       risk. This is a "fund of funds" and seeks
Conservative       to achieve its objective by investing in a
                   combination of underlying funds for which
                   RiverSource Investments acts as investment
                   manager or an affiliate acts as principal
                   underwriter. By investing in several
                   underlying funds, the Fund seeks to
                   minimize the risks inherent in investing in
                   a single fund.
----------------------------------------------------------------------------------------

RVST Disciplined   Seeks high level of total return that is     RiverSource Investments,
Asset Allocation   consistent with a moderate level of risk.    LLC
Portfolios -       This is a "fund of funds" and seeks to
Moderate          achieve its objective by investing in a
                   combination of underlying funds for which
                   RiverSource Investments acts as investment
                   manager or an affiliate acts as principal
                   underwriter. By investing in several
                   underlying funds, the Fund seeks to
                   minimize the risks inherent in investing in
                   a single fund.
----------------------------------------------------------------------------------------

RVST Disciplined   Seeks high level of total return that is     RiverSource Investments,
Asset Allocation   consistent with a moderate aggressive level  LLC
Portfolios -       of risk. This is a "fund of funds" and
Moderately         seeks to achieve its objective by investing
Aggressive         in a combination of underlying funds for
                   which RiverSource Investments acts as
                   investment manager or an affiliate acts as
                   principal underwriter. By investing in
                   several underlying funds, the Fund seeks to
                   minimize the risks inherent in investing in
                   a single fund.
----------------------------------------------------------------------------------------

RVST Disciplined   Seeks high level of total return that is     RiverSource Investments,
Asset Allocation   consistent with a moderate conservative      LLC
Portfolios -       level of risk. This is a "fund of funds"
Moderately         and seeks to achieve its objective by
Conservative       investing in a combination of underlying
                   funds for which RiverSource Investments
                   acts as investment manager or an affiliate
                   acts as principal underwriter. By investing
                   in several underlying funds, the Fund seeks
                   to minimize the risks inherent in investing
                   in a single fund.
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks maximum total investment return        RiverSource Investments,
Variable           through a combination of capital growth and  LLC
Portfolio -        current income.
Balanced Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks maximum current income consistent      RiverSource Investments,
Variable           with liquidity and stability of principal.   LLC
Portfolio - Cash
Management Fund
(Class 3)
----------------------------------------------------------------------------------------




    RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  17

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
RVST RiverSource   Seeks high level of current income while     RiverSource Investments,
Variable           attempting to conserve the value of the      LLC
Portfolio -        investment for the longest period of time.
Diversified Bond
Fund (Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks high level of current income and, as   RiverSource Investments,
Variable           a secondary goal, steady growth of capital.  LLC
Portfolio -
Diversified
Equity Income
Fund (Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks capital appreciation.                  RiverSource Investments,
Variable                                                        LLC
Portfolio -
Dynamic Equity
Fund (Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Non-diversified fund that seeks high total   RiverSource Investments,
Variable           return through income and growth of          LLC
Portfolio -        capital.
Global Bond Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Non-diversified fund that seeks total        RiverSource Investments,
Variable           return that exceeds the rate of inflation    LLC
Portfolio -        over the long-term.
Global Inflation
Protected
Securities Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks high current income, with capital      RiverSource Investments,
Variable           growth as a secondary objective.             LLC
Portfolio - High
Yield Bond Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks high total return through current      RiverSource Investments,
Variable           income and capital appreciation.             LLC
Portfolio -
Income
Opportunities
Fund (Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks growth of capital.                     RiverSource Investments,
Variable                                                        LLC
Portfolio - Mid
Cap Growth Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks long-term growth of capital.           RiverSource Investments,
Variable                                                        LLC
Portfolio - Mid
Cap Value Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks long-term capital appreciation.        RiverSource Investments,
Variable                                                        LLC
Portfolio - S&P
500 Index Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks high level of current income and       RiverSource Investments,
Variable           safety of principal consistent with          LLC
Portfolio - Short  investment in U.S. government and
Duration U.S.      government agency securities.
Government Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST Seligman      Seeks long-term capital growth.              RiverSource Investments,
Variable                                                        LLC
Portfolio -
Growth Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST Seligman      Seeks long-term growth of capital.           RiverSource Investments,
Variable                                                        LLC
Portfolio -
Larger-Cap Value
Fund (Class 3)
----------------------------------------------------------------------------------------

RVST Seligman      Seeks long-term capital growth.              RiverSource Investments,
Variable                                                        LLC, adviser; Kenwood
Portfolio -                                                     Capital Management LLC,
Smaller-Cap Value                                                   sub-adviser.
Fund (Class 3)
----------------------------------------------------------------------------------------




18  RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
RVST Threadneedle  Seeks long-term capital growth.              RiverSource Investments,
Variable                                                        LLC, adviser;
Portfolio -                                                     Threadneedle
Emerging Markets                                                International Limited,
Fund (Class 3)                                                  an indirect wholly-owned
                                                                subsidiary of Ameriprise
                                                                Financial, sub-adviser.
----------------------------------------------------------------------------------------

RVST Threadneedle  Seeks capital appreciation.                  RiverSource Investments,
Variable                                                        LLC, adviser;
Portfolio -                                                     Threadneedle
International                                                   International Limited,
Opportunity Fund                                                an indirect wholly-owned
(Class 3)                                                       subsidiary of Ameriprise
                                                                Financial, sub-adviser.
----------------------------------------------------------------------------------------

RVST Variable      Seeks long-term capital growth.              RiverSource Investments,
Portfolio - Davis                                               LLC, adviser; Davis
New York Venture                                                Selected Advisers, L.P.,
Fund (Class 3)                                                  subadviser.
(previously RVST
RiverSource
Partners Variable
Portfolio -
Fundamental Value
Fund)
----------------------------------------------------------------------------------------

RVST Variable      Seeks long-term growth of capital.           RiverSource Investments,
Portfolio -                                                     LLC, adviser; Systematic
Goldman Sachs Mid                                               Financial Management,
Cap Value Fund                                                  L.P. and WEDGE Capital
Fund 3)                                                         Management L.L.P., sub-
(previously RVST                                                advisers.
RiverSource
Partners Variable
Portfolio -
Select Value Fund)
----------------------------------------------------------------------------------------

RVST Variable      Seeks long-term capital appreciation.        RiverSource Investments,
Portfolio -                                                     LLC, adviser; Barrow,
Partners Small Cap                                              Hanley, Mewhinney &
Value Fund (Class                                               Strauss, Inc., Denver
3) (previously                                                  Investment Advisors LLC,
RVST RiverSource                                                Donald Smith & Co.,
Partners Variable                                               Inc., River Road Asset
Portfolio - Small                                               Management, LLC and
Cap Value Fund)                                                 Turner Investment
                                                                Partners, Inc.,
                                                                subadvisers.
----------------------------------------------------------------------------------------

RVST Variable      Seeks high level of total return that is     RiverSource Investments,
Portfolio -        consistent with an aggressive level of       LLC
Aggressive         risk. This is a "fund of funds" and seeks
Portfolio          to achieve its objective by investing in a
(Class 2)          combination of underlying funds. The fund
                   invests primarily in underlying funds that
                   invest in equity securities and also
                   invests a small amount in underlying funds
                   that invest in fixed income securities.
----------------------------------------------------------------------------------------

RVST Variable      Seeks high level of total return that is     RiverSource Investments,
Portfolio -        consistent with an aggressive level of       LLC
Aggressive         risk. This is a "fund of funds" and seeks
Portfolio          to achieve its objective by investing in a
(Class 4)          combination of underlying funds. The fund
                   invests primarily in underlying funds that
                   invest in equity securities and also
                   invests a small amount in underlying funds
                   that invest in fixed income securities.
----------------------------------------------------------------------------------------

RVST Variable      Seeks high level of total return that is     RiverSource Investments,
Portfolio -        consistent with a conservative level of      LLC
Conservative       risk. This is a "fund of funds" and seeks
Portfolio (Class   to achieve its objective by investing in a
2)                 combination of underlying funds. The fund
                   invests primarily in underlying funds that
                   invest in fixed income securities.
----------------------------------------------------------------------------------------




    RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  19

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
RVST Variable      Seeks high level of total return that is     RiverSource Investments,
Portfolio -        consistent with a conservative level of      LLC
Conservative       risk. This is a "fund of funds" and seeks
Portfolio (Class   to achieve its objective by investing in a
4)                 combination of underlying funds. The fund
                   invests primarily in underlying funds that
                   invest in fixed income securities.
----------------------------------------------------------------------------------------

RVST Variable      Seeks high level of total return that is     RiverSource Investments,
Portfolio -        consistent with a moderate level of risk.    LLC
Moderate           This is a "fund of funds" and seeks to
Portfolio (Class   achieve its objective by investing in a
2)                 combination of underlying funds. The fund
                   invests primarily in a balance of
                   underlying funds that invest in fixed
                   income securities and underlying funds that
                   invest in equity securities.
----------------------------------------------------------------------------------------

RVST Variable      Seeks high level of total return that is     RiverSource Investments,
Portfolio -        consistent with a moderate level of risk.    LLC
Moderate Portfolio This is a "fund of funds" and seeks to
(Class 4)          achieve its objective by investing in a
                   combination of underlying funds. The fund
                   invests primarily in a balance of
                   underlying funds that invest in fixed
                   income securities and underlying funds that
                   invest in equity securities.
----------------------------------------------------------------------------------------

RVST Variable      Seeks high level of total return that is     RiverSource Investments,
Portfolio -        consistent with a moderately aggressive      LLC
Moderately         level of risk. This is a "fund of funds"
Aggressive         and seeks to achieve its objective by
Portfolio (Class   investing in a combination of underlying
2)                 funds. The fund invests primarily in
                   underlying funds that invest in equity
                   securities and also invests a moderate
                   amount in underlying funds that invest in
                   fixed income securities.
----------------------------------------------------------------------------------------

RVST Variable      Seeks high level of total return that is     RiverSource Investments,
Portfolio -        consistent with a moderately aggressive      LLC
Moderately         level of risk. This is a "fund of funds"
Aggressive         and seeks to achieve its objective by
Portfolio (Class   investing in a combination of underlying
4)                 funds. The fund invests primarily in
                   underlying funds that invest in equity
                   securities and also invests a moderate
                   amount in underlying funds that invest in
                   fixed income securities.
----------------------------------------------------------------------------------------

RVST Variable      Seeks high level of total return that is     RiverSource Investments,
Portfolio -        consistent with a moderately conservative    LLC
Moderately         level of risk. This is a "fund of funds"
Conservative       and seeks to achieve its objective by
Portfolio (Class   investing in a combination of underlying
2)                 funds. The fund invests primarily in
                   underlying funds that invest in fixed
                   income securities and also invests a
                   moderate amount in underlying funds that
                   invest in equity securities.
----------------------------------------------------------------------------------------

RVST Variable      Seeks high level of total return that is     RiverSource Investments,
Portfolio -        consistent with a moderately conservative    LLC
Moderately         level of risk. This is a "fund of funds"
Conservative       and seeks to achieve its objective by
Portfolio (Class   investing in a combination of underlying
4)                 funds. The fund invests primarily in
                   underlying funds that invest in fixed
                   income securities and also invests a
                   moderate amount in underlying funds that
                   invest in equity securities.
----------------------------------------------------------------------------------------

Third Avenue       Seeks long-term capital appreciation.        Third Avenue Management
Value Portfolio                                                 LLC
----------------------------------------------------------------------------------------




20  RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Van Kampen Life    Seeks capital growth and income through      Van Kampen Asset
Investment Trust   investments in equity securities, including  Management
Comstock           common stocks, preferred stocks and
Portfolio, Class   securities convertible into common and
II Shares          preferred stocks.
----------------------------------------------------------------------------------------

Van Kampen's UIF   Seeks current income and capital             Morgan Stanley
Global Real        appreciation.                                Investment Management
Estate Portfolio,                                               Inc., doing business as
Class II Shares                                                 Van Kampen, adviser;
                                                                Morgan Stanley
                                                                Investment Management
                                                                Limited and Morgan
                                                                Stanley Investment
                                                                Management Company, sub-
                                                                advisers.
----------------------------------------------------------------------------------------

Van Kampen's UIF   Seeks long-term capital growth.              Morgan Stanley
Mid Cap Growth                                                  Investment Management
Portfolio, Class                                                Inc., doing business as
II Shares                                                       Van Kampen.
----------------------------------------------------------------------------------------

Wanger             Seeks long-term growth of capital.           Columbia Wanger Asset
International                                                   Management L.P.
----------------------------------------------------------------------------------------

Wanger USA         Seeks long-term capital appreciation.        Columbia Wanger Asset
                                                                Management L.P.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term total return, consisting of  Wells Fargo Funds
Advantage VT       capital appreciation and current income.     Management, LLC,
Index Asset                                                     adviser; Wells Capital
Allocation Fund                                                 Management Incorporated,
(previously Wells                                               sub-adviser.
Fargo Advantage
VT Asset
Allocation Fund)
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term total return, consisting of  Wells Fargo Funds
Advantage VT       capital appreciation and current income.     Management, LLC,
International                                                   adviser; Wells Capital
Core Fund                                                       Management Incorporated,
                                                                sub-adviser.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term total return, consisting of  Wells Fargo Funds
Advantage VT       capital appreciation and current income.     Management, LLC,
Small Cap Growth                                                adviser; Wells Capital
Fund                                                            Management Incorporated,
                                                                sub-adviser.
----------------------------------------------------------------------------------------





    RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  21

THE FIXED ACCOUNT


You also may allocate purchase payments and purchase payment credits or transfer contract value to the fixed account. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the fixed account increases as we credit interest to the account. Purchase payments and transfers to the fixed account become part of our general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. We credit and compound interest daily based on a 365-day year so as to produce the annual effective rate which we declare. We do not credit interest on leap days (Feb. 29). The interest rate we apply to each purchase payment or transfer to the fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life of NY annuities, product design, competition, and RiverSource Life of NY's revenues and expenses.


Interests in the fixed account are not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account. Disclosures regarding the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. (See "Making the Most of Your Contract -- Transfer policies" for restrictions on transfers involving the fixed account.)

BUYING YOUR CONTRACT

New contracts are not currently being offered.

As the owner, you have all rights and may receive all benefits under the contract. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can become an owner or an annuitant if you are 89 or younger.

The contract provides for allocation of purchase payments and purchase payment credits to the subaccounts of the variable account and/or to the fixed account in tenth of a percent increments.

We applied your initial purchase payment within two business days after we received it at our home office. However, we will credit additional purchase payments you make to your accounts on the valuation date we receive them.

If we receive an additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.




THE SETTLEMENT DATE




Annuity payouts are scheduled to begin on the settlement date. This means that the contract will be annuitized, (converted to a stream of monthly payments), and the first payment will be sent on the settlement date. If your contract is annuitized, the contract goes into payout mode and only annuity payout provisions continue. Unless Annuity Payout Plan E is elected, you will no longer have access to your contract value. In addition, the death benefit and any optional benefits you have elected will end. When we processed your application, we established the settlement date as the maximum age (or contract anniversary, if applicable). We have established a new maximum age (or contract anniversary) as described below. You also can change the settlement date, provided you send us written instructions at least 30 days before annuity payouts begin.



Generally, the settlement date must be no later than the annuitant's 95th birthday or the tenth contract anniversary. If the annuitant was age 95 or older and past the tenth contract anniversary when the new maximum was established, the new settlement date was set to a birthday later than age 95. You can also choose to delay the annuitization of your contract beyond age 95 indefinitely, to the extent allowed by applicable tax laws.



Six months prior to your settlement date, we will contact you with your options, including the option to postpone your annuitization start date to a future date. If you do not make an election, annuity payouts using the contract's default option of Annuity Payout Plan B -- life annuity with 10 years certain will begin on the settlement date, and your monthly annuity payments will continue for as long as the annuitant lives. If the annuitant does not survive 10 years, payments will continue until 10 years of payments have been made.



22  RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

If you own a qualified annuity (for example, an IRA) and tax laws require that you take distributions from your annuity prior to your new settlement date, your contract will not be automatically annuitized. If you satisfy your RMDs for a qualified annuity in the form of partial surrenders from this contract, you are electing to defer annuitizing your contract. Contract owners of IRAs and TSAs may also be able to satisfy RMDs by electing other IRAs or TSAs, and in that case, will delay the start of annuity payouts for these contracts.



If you satisfy your RMDs in the form of partial surrenders from this contract, you are electing to defer annuitizing your contract.




BENEFICIARY
If death benefits become payable before the settlement date while the contract is in force and before annuity payouts begin, we will pay the death benefit to your named beneficiary. If there is more than one beneficiary we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary completed claim. If there is no named beneficiary, then the default provisions of your contract apply. (See "Benefits in Case of Death" for more about beneficiaries.)

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs and TSAs, and in that case, may delay annuity payout start date for this contract.

PURCHASE PAYMENTS
MINIMUM ALLOWABLE PURCHASE PAYMENTS(1)
  If paying by installments under a scheduled payment plan:
     $23.08 biweekly, or

     $50 per month
  If paying by any other method:
     $50

(1) Installments must total at least $600 in the first year. If you do not make any purchase payments for 36 months, and your previous payments total $600 or less, we have the right to give you 30 days' written notice and pay you the total value of your contract in a lump sum.

MAXIMUM ALLOWABLE ANNUAL PURCHASE PAYMENTS(2)
     $100,000 for ages through 85

     $50,000 for ages 86 to 89

(2) These annual contribution limits apply in total to all RiverSource Life of NY annuities you own. We reserve the right to increase maximum limits. For qualified annuities the tax-deferred retirement plan's limits on annual contributions also apply.


We will consider your contract void from the start if we do not receive your initial purchase payment within 180 days of the application signed date.


HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER

Send your check along with your name and contract number to:

Regular mail:

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
70200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2 BY SCHEDULED PAYMENT PLAN

We can help you set up:

- an automatic payroll deduction, salary reduction or other group billing arrangement; or

- a bank authorization.

PURCHASE PAYMENT CREDITS
We add a credit to your contract in the amount of 1% of each purchase payment received if your initial purchase payment to the contract is at least $100,000.

We fund the credit from our general account. We do not consider credits to be "investments" for income tax purposes. (See "Taxes.")

We allocate each credit to your contract value when the applicable purchase payment is applied to your contract value. We allocate such credits to your contract value according to allocation instructions in effect for your purchase payments.


    RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  23

We will reverse credits from the contract value for any purchase payment that is not honored. The amount returned to you under the free look provision also will not include any credits applied to your contract (see "The Contract in Brief -- Free look period").

We will assess a charge, similar to a surrender charge, equal to the amount of the unamortized portion of the purchase payment credits applied within twelve months preceding the date of death that results in a lump sum death benefit under this contract. The unamortized portion is based on the number of calendar days remaining in the twelve months period since the purchase payment credit was applied.

We pay for the credit primarily through lower costs associated with larger sized contracts, including, lower compensation paid on the sales of these contracts. We reserve the right to increase the amount of the credit for certain groups of contract owners. The increase will not be greater than 8% of total net purchase payments. We would pay for increases in credit amounts primarily through reduced expenses expected from such groups.

LIMITATIONS ON USE OF CONTRACT
If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.

CHARGES

CONTRACT ADMINISTRATIVE CHARGE
We charge this fee for establishing and maintaining your records. We deduct $30 from the contract value on your contract anniversary at the end of each contract year. We prorate this charge among the subaccounts and the fixed account in the same proportion your interest in each account bears to your total contract value.

We will waive this charge when your contract value, or total purchase payments less any payments surrendered, is $50,000 or more on the current contract anniversary.

If you surrender your contract, we will deduct the charge at the time of surrender regardless of the contract value or purchase payments made. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

MORTALITY AND EXPENSE RISK FEE
We charge this fee daily to the subaccounts. The unit values of your subaccounts reflect this fee. For nonqualified annuities the fee totals 0.95% of the average daily net assets on an annual basis. For qualified annuities the fee totals 0.75% of the average daily net assets on an annual basis. This fee covers the mortality and expense risk that we assume. This fee does not apply to the fixed account.

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

Expense risk arises because we cannot increase the contract administrative charge and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the surrender charge, discussed in the following paragraphs, will cover sales and distribution expenses.

MAV RIDER FEE
We charge a fee for the optional feature only if you select it.(1) If selected, we deduct an annual fee of 0.15% of your variable account contract value. The deduction will occur 60 days following the end of each contract anniversary. We prorate this fee among the subaccounts in the same proportion your interest in each subaccount bears to your total variable account contract value.


24  RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

If the contract terminates for any reason except death or at the settlement date, we will deduct this fee, adjusted for the number of calendar days coverage was in place. If you choose to drop this rider on an anniversary (subject to the restrictions given in "Optional Benefits"), we will deduct this fee on that anniversary. We cannot increase this annual fee after the rider effective date, and it does not apply after annuity payouts begin or when we pay death benefits.

(1) The MAV rider is only available if you and the annuitant are 75 or younger at the rider effective date.

PN RIDER FEE

Before May 10, 2010, we deducted an annual charge of 0.10% of your variable account contract value less any excluded accounts. This fee will no longer apply beginning May 10, 2010.




SURRENDER CHARGE
If you surrender all or part of your contract, you may be subject to a surrender charge. A surrender charge applies if all or part of the surrender amount is from purchase payments we received within seven years before surrender.

You may surrender an amount during any contract year without a surrender charge. We call this amount the Total Free Amount (TFA).

The TFA is defined as the greater of:

- 10% of the contract value on the prior contract anniversary; and

- current contract earnings.

NOTE: We determine current contract earnings by looking at the entire contract value, not the earnings of any particular subaccount, or the fixed account.

Amounts surrendered in excess of the TFA may be subject to a surrender charge as described below.

1. First, we surrender the TFA. We do not assess a surrender charge on the TFA.

2. Next we surrender purchase payments received prior to the surrender charge period you selected and shown in your contract. We do not assess a surrender charge on these purchase payments.

3. Finally, if necessary, we surrender purchase payments received that are still within the surrender charge period you selected and shown in your contract. We surrender these payments on a first-in, first-out (FIFO) basis. We do assess a surrender charge on these payments.

We determine your surrender charge by multiplying each of your payments surrendered by the applicable surrender charge percentage, and then adding the total surrender charges.

The surrender charge percentage depends on the number of years since you made the payments that are surrendered:


        NUMBER OF COMPLETED YEARS FROM
        DATE OF EACH PURCHASE PAYMENT                   SURRENDER CHARGE PERCENTAGE

                      0                                              7%

                      1                                              7

                      2                                              7

                      3                                              6

                      4                                              5

                      5                                              4

                      6                                              2

                      7                                              0


PARTIAL SURRENDERS
For a partial surrender that is subject to a surrender charge, the amount we actually surrender from your contract value will be the amount you request plus any applicable surrender charge. The surrender charge percentage is applied to this total amount. We pay you the amount you requested.

EXAMPLE:
Assume you requested a surrender of $1,000 and there is a surrender charge of 7%. The total amount actually surrendered from your contract is $1,075.27. We determine this amount as follows:

    AMOUNT REQUESTED               $1,000
  -------------------       OR    -------  = $1,075.27
1.00 - SURRENDER CHARGE             .93




    RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  25

By applying the 7% surrender charge to $1,075.27 the surrender charge is $75.27. We pay you the $1,000 you requested. If you make a full surrender of your contract, we also will deduct the applicable contract administrative charge and applicable prorated MAV charge.

SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The surrender charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.


                                                                  ASSUMED INVESTMENT RATE
                                                                 3.50%              5.00%

Qualified annuity discount rate                                  4.72%              6.22%

Nonqualified annuity discount rate                               4.92%              6.42%


SURRENDER CHARGE CALCULATION EXAMPLE
The following is an example of the calculation we would make to determine the surrender charge on a contract that contains a seven-year surrender charge schedule with this history:

- We received these payments:

  - $10,000 paid on the contract date;

  - $8,000 paid during the sixth contract year;

  - $6,000 paid during the eighth contract year; and

- The owner surrenders the contract for its total contract value of $26,500 during the tenth contract year and had not made any other surrenders during that contract year; and

- The contract value was $28,000 on the ninth contract anniversary.


SURRENDER
  CHARGE   EXPLANATION
   $  0    $2,500 is contract earnings surrendered without charge; and

      0    $300 is 10% of the prior anniversary's contract value that is in excess of contract earnings surrendered without charge (from above).

           (10% x $28,000) = $2,800 - $2,500 = $300

      0    $10,000 purchase payment was received eight or more years before surrender and is surrendered without surrender charge; and

    480    $8,000 purchase payment is surrendered with a 6% surrender charge since there have been 3 completed years from date of purchase payment; and

    420    $6,000 purchase payment is surrendered with a 7% surrender charge since there has been 1 completed year from date of purchase payment.
   ----


   $900


WAIVER OF SURRENDER CHARGES

We do not assess surrender charges for:

- surrenders of any contract earnings;

- surrenders of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;


- to the extent that they exceed the greater of contract earnings or 10% of the contract value on the prior contract anniversary, required minimum distributions from a qualified annuity. The amount on which surrender charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force;


- contracts settled using an annuity payout plan, unless an Annuity Payout Plan E is later surrendered;

- amounts we refund to you during the free look period*; and

- death benefits.*

* However, we will reverse certain purchase payment credits up to the maximum surrender charge. (See "Buying your contract -- Purchase payment credits.")

OTHER INFORMATION ON CHARGES: Ameriprise Financial, Inc. makes certain custodial services available to some profit sharing, money purchase and target benefit plans funded by our annuities. Fees for these services start at $30 per calendar year per participant. Ameriprise Financial, Inc. will charge a termination fee for owners under age 59 1/2 (fee waived in case of death or disability).


26  RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and surrender charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

VALUING YOUR INVESTMENT

We value your accounts as follows:

FIXED ACCOUNT
We value the amounts you allocated to the fixed account directly in dollars. The fixed account value equals:

- the sum of your purchase payments and purchase payment credits and transfer amounts allocated to the fixed account;

- plus interest credited;

- minus the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out;


- minus any prorated portion of the contract administrative charge; and



- minus any prorated portion of the MAV rider fee (if selected).




SUBACCOUNTS
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits to a subaccount, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial surrender, transfer amounts out of a subaccount, or we assess a contract administrative charge or a surrender charge or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- any purchase payment credits allocated to the subaccounts;

- transfers into or out of the subaccounts;

- partial surrenders;

- surrender charges;

and a deduction of:


- a prorated portion of the contract administrative charge; and/or



- a prorated portion of the MAV rider fee (if selected).



    RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  27

Accumulation unit values will fluctuate due to:

- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and/or

- mortality and expense risk fees.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the fixed account to one or more subaccounts. There is no charge for dollar-cost averaging.


This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. You may not set up an automated transfer if the PN program is selected. The potential effect is to lower your average cost per unit.


HOW DOLLAR-COST AVERAGING WORKS

                                                                                                NUMBER
By investing an equal number of dollars                            AMOUNT     ACCUMULATION     OF UNITS
each month ...                                           MONTH    INVESTED     UNIT VALUE     PURCHASED

                                                          Jan       $100           $20           5.00

                                                          Feb        100            18           5.56

you automatically buy                                     Mar        100            17           5.88
more units when the                         (ARROW)       Apr        100            15           6.67
per unit market price is low...                           May        100            16           6.25
                                                          Jun        100            18           5.56
                                                          Jul        100            17           5.88
and fewer units                                           Aug        100            19           5.26
when the per unit                           (ARROW)       Sept       100            21           4.76
market price is high...                                   Oct        100            20           5.00


You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your financial advisor.

ASSET REBALANCING
You can ask us in writing to have the variable subaccount portion of your contract value allocated according to the percentages (in tenth of a percent amounts) that you choose. We automatically will rebalance the variable subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be no more than one digit past the decimal numbers. Asset rebalancing does not apply to the fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing or by any other method acceptable to us, to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your financial advisor.


Different rules apply to asset rebalancing under the Portfolio Navigator program. (see "Portfolio Navigator Program" below)



28  RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

PORTFOLIO NAVIGATOR PROGRAM (PN PROGRAM)


THE FOLLOWING INFORMATION ABOUT THE PN PROGRAM APPLIES TO ALL CONTRACTS. FOR ADDITIONAL INFORMATION ABOUT THE PN PROGRAM FOR CONTRACTS PURCHASED BEFORE MAY 10, 2010, ALSO SEE BELOW "PORTFOLIO NAVIGATOR PROGRAM (PN PROGRAM) FOR CONTRACTS PURCHASED BEFORE MAY 10, 2010."



The PN program is available for nonqualified annuities and for qualified annuities. The PN program allows you to allocate your contract value to a PN program investment option. The PN program investment options are currently five funds of funds, each of which has a particular investment objective and invests in underlying funds. The PN program also allows those who participated in the PN program and who exercised an "opt-out" right applicable through April 23, 2010 (to be in this group, you must have purchased your contract on or before April 23, 2010) to remain invested in a "static" PN program model portfolio (not subject to further updating or reallocation, as described under "Portfolio Navigator Program (PN program) for contracts purchased before May 10, 2010").



You may elect to participate in the PN program by adding the optional PN program to your contract. You can elect to participate in the PN program at any time, and you may transfer all or part of your assets from a PN program investment option or transfer your contract assets so that they are not invested in accordance with a model portfolio at any time. If you transfer contract assets so that they are no longer invested in accordance with a PN program model portfolio or investment option, automated rebalancing associated with the model portfolio or investment option will end.



Each of the PN program fund of funds investment options has the investment objective of seeking a high level of total return consistent with a certain level of risk by investing in various underlying funds. RiverSource Investments is the investment adviser of each of the PN program investment options, but does not serve as investment adviser under the PN program (regardless of whether you have selected a PN program investment option or remained in a model portfolio). Morningstar Associates, LLC serves as an independent consultant to RiverSource Investments to provide recommendations regarding portfolio construction and ongoing analysis of the PN program investment options, but does not provide any services in connection with the model portfolios. RiverSource Investments or an affiliate will serve as investment adviser for all of the underlying funds in which the investment options invest. However, some of the underlying funds will be managed on a day-to-day basis directly by RiverSource Investments and some will be managed by one or more affiliated or unaffiliated sub-advisers, subject to the oversight of RiverSource Investments and the fund's board of trustees. The new funds of funds have objectives ranging from Conservative to Aggressive, and are managed within asset class allocation targets and with a broad multi-manager approach.



Below are the asset allocation weights (between equity and fixed income/cash underlying funds) for each of the funds of funds:



1. Variable Portfolio -- Aggressive Portfolio: 80% Equity / 20% Fixed Income



2. Variable Portfolio -- Moderately Aggressive Portfolio: 65% Equity / 35% Fixed Income



3. Variable Portfolio -- Moderate Portfolio: 50% Equity / 50% Fixed Income



4. Variable Portfolio -- Moderately Conservative Portfolio: 35% Equity / 65% Fixed Income



5. Variable Portfolio -- Conservative Portfolio: 20% Equity / 80% Fixed Income



POTENTIAL CONFLICTS OF INTEREST. In identifying the universe of investment options and providing investment advisory services for the PN program investment options and certain of the funds underlying the investment options and model portfolios, RiverSource Investments is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because RiverSource Investments or one of its affiliates serves as the investment adviser to the underlying funds invested in the investment options and to certain underlying funds to which assets are allocated under the model portfolios, because we or an affiliate of ours may provide other services in connection with such underlying funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying fund. For additional information about the conflicts of interest which RiverSource Investments and its affiliates are subject to in connection with a PN program investment option, see the prospectus for such investment option. For additional information about the conflicts of interest which RiverSource Investments and its affiliates are subject to in connection with a PN program model portfolio, see "Portfolio Navigator Program (PN program) for contracts purchased before May 10, 2010."



PARTICIPATING IN THE PN PROGRAM. If you choose to participate in the PN program, you are responsible for determining which investment option is best for you or whether to remain in a model portfolio or investment option. Your financial advisor can help you make this determination. In addition, your financial advisor may provide you with an investor questionnaire, a tool to help define your investing style which is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the investor questionnaire can help you determine which model portfolio or investment option most closely matches your investing style. While the scoring of the investor questionnaire is objective, there is no


    RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS 29 guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the investment option (or the asset mix reflected in the model portfolio, if applicable) you select or selected after completing the investor questionnaire is appropriate to your ability to withstand investment risk. RiverSource Life of NY is not responsible for your decision to participate in the PN program, your selection of a specific investment option or model portfolio, if applicable, or your decision to change to a different investment option.



Currently, there are five PN program investment options, and five model portfolios, ranging from conservative to aggressive. You may not use more than one investment option or model portfolio at a time. Each investment option is a fund of funds. Each model portfolio consists of subaccounts and/or the regular fixed account (if included) according to the allocation percentages stated for the model portfolio. If you are participating in the PN program in a model portfolio, you also instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.



You may request a change to your investment option (or a transfer from your model portfolio to an investment option) up to twice per contract year by written request on an authorized form or by another method agreed to by us.



We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes but is not limited to the right to:



- limit your choice of investment options based on the amount of your initial purchase payment we accept or when you take a withdrawal;





- substitute a fund of funds for your model portfolio if permitted under applicable securities law; and



- discontinue the PN program. We will give you 30 days' written notice of any such change.



RISKS. Asset allocation through the PN program does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. By investment in a PN program investment option or in accordance with a model portfolio, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. For additional information about the risks of investing in a PN program investment option, see the prospectus for such investment option. For additional information about the risks of investing in accordance with a PN program model portfolio, see "Portfolio Navigator Program (PN program) for contracts purchased before May 10, 2010" below.



PORTFOLIO NAVIGATOR PROGRAM (PN PROGRAM) FOR CONTRACTS PURCHASED BEFORE MAY 10, 2010


As of the Transfer Date (defined below), your contract assets invested in accordance with a model portfolio under the PN program will be transferred based on the recommendation of RiverSource Investments, LLC ("RiverSource Investments"), the investment adviser under the PN program, to a fund of funds investment option that corresponds to your model portfolio unless you informed us on or before April 23, 2010 that you did not want your assets so transferred (unless you "opt out"). The actual date of transfer to the fund of funds or the date upon which your opt out becomes effective (the "Transfer Date") will occur no earlier than May 7, 2010 and no later than June 30, 2010, and will depend on the contract you own and the month that you purchased your contract. If you opt out of the transfer, you will remain invested in accordance with the asset allocation currently specified for your model portfolio and you will not receive any further reallocation recommendations from RiverSource Investments (although your assets will be rebalanced back to the current allocation quarterly). As of the Transfer Date, RiverSource Investments will no longer review the model portfolios or make changes to them as part of the PN program, and the investment advisory agreement you have previously entered into with RiverSource Investments will terminate.



If you have chosen to remain invested in a "static" PN program model portfolio, your assets will remain invested in accordance with your current model portfolio, and you will not be provided with any future updates to the model portfolio or reallocation recommendations.



RiverSource Investments and its affiliates have committed to a two-year cap on PN program investment option expenses for contract owners who purchased a contract before May 10, 2010, as set forth in disclosure previously sent to such contract owners. Specifically, expense waivers and reimbursements will be applied to the PN program investment options and to the underlying funds so that total fees and expenses paid by investors in the PN program investment options will approximate the total fees and expenses of the underlying funds borne by participants in the corresponding PN program model portfolio, based on 2009 fiscal year end expenses. After two years these expense caps will no longer be in place and total expenses will likely be higher.



SERVICE PROVIDERS IN CONNECTION WITH THE PN PROGRAM MODEL PORTFOLIOS. RiverSource Investments, an affiliate of ours, has served as non-discretionary investment adviser for PN program model portfolio participants solely in connection with the development of the model portfolios and periodic updates of the model portfolios. In this regard, RiverSource Investments has entered into an investment advisory agreement with each contract owner participating in the PN program prior to the program changes described in this prospectus. In its role as investment adviser to the PN program, RiverSource Investments relied upon the recommendations of a third party service provider. In developing and updating the model portfolios, RiverSource Investments reviewed the recommendations, and the third party's rationale for the recommendations, with the third party


30  RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

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service provider. RiverSource Investments also conducted periodic due diligence and provided ongoing oversight with respect to the process utilized by the third party service provider. For more information on RiverSource Investment's role as investment adviser for the PN program, please see the Portfolio Navigator Asset Allocation Program Investment Adviser Disclosure Document, which is based on
Part II of RiverSource Investment's Form ADV, the SEC investment adviser registration form. The Disclosure Document was delivered to contract owners enrolled in the PN program prior to May 10, 2010 at or before the time they enrolled.



The PN program model portfolios were designed and periodically updated for RiverSource Investments by Morningstar Associates, LLC, a registered investment adviser and wholly-owned subsidiary of Morningstar, Inc.



The criteria used in developing and updating the model portfolios do not guarantee or predict future performance. Neither Morningstar Associates nor RiverSource Investments, in connection with their respective roles, provided or provides any individualized investment advice to contract owners regarding the application of a particular model portfolio to his or her circumstances. Contract owners are solely responsible for determining whether any model portfolio is appropriate.



We identified to Morningstar Associates the universe of allocation options that could be included in the model portfolios (the universe of allocation options). Once we identified this universe of allocation options to Morningstar Associates, neither RiverSource Investments, nor any of its affiliates, including us, dictated to Morningstar Associates the number of allocation options that should be included in a model portfolio, the percentage that any allocation option represents in a model portfolio, or whether a particular allocation option may be included in a model portfolio. However, as described below under "Potential conflicts of interest", there are certain conflicts of interest associated with RiverSource Investments and its affiliates' influence over the development and updating of the model portfolios.



POTENTIAL CONFLICTS OF INTEREST. Although RiverSource Investment will no longer maintain the model portfolios on an ongoing basis, the asset allocations in the current model portfolios may have been affected by the following conflicts of interest.



In identifying the universe of allocation options for a model portfolio, we and our affiliates, including RiverSource Investments, were subject to competing interests that may have influenced the allocation options we proposed. These competing interests involve compensation that RiverSource Investments or its affiliates may receive as the investment adviser to certain underlying funds in the model portfolios as well as compensation we or an affiliate of ours may receive for providing services in connection with such underlying funds or their corresponding sub-accounts. These competing interests also involve compensation we or an affiliate of ours receive if certain funds that RiverSource Investments does not advise were included as underlying funds in model portfolios. The inclusion of funds that pay compensation to RiverSource Investments or an affiliate may have a positive or negative impact on performance.



As an affiliate of RiverSource Investments, we had an incentive to identify the RiverSource Variable Series Trust funds for consideration as part of a model portfolio over unaffiliated funds. In addition, RiverSource Investments, in its capacity as investment adviser to the RiverSource Variable Series Trust funds, monitors the performance of the RiverSource Variable Series Trust funds. In this role RiverSource Investments may, from time to time, have recommended certain changes to the board of directors of the RiverSource Variable Series Trust funds. These changes may have included a change in portfolio management or fund strategy or the closure or merger of a RiverSource Variable Series Trust fund. RiverSource Investments also may have believed that certain RiverSource Variable Series Trust funds would have benefited from additional assets or could have been harmed by redemptions. All of these factors may have impacted RiverSource Investments' view regarding the composition and allocation of a model portfolio.



RiverSource Investments' role as investment adviser to the PN program in connection with the development and updating of the model portfolios, and our identification of the universe of allocation options to Morningstar Associates for consideration, may have influenced the allocation of assets to or away from allocation options that are affiliated with, or managed or advised by RiverSource Investments or its affiliates.



We, RiverSource Investments, or another affiliate of ours may receive higher compensation from certain unaffiliated funds that RiverSource Investments does not advise or manage. (See "Expense Summary -- Annual Operating Expenses of the Funds" and "The Variable Account and the Funds -- The Funds.") Therefore, we may have had an incentive to identify these unaffiliated funds to Morningstar Associates for inclusion in the model portfolios. In addition, we or an affiliate of ours may receive higher compensation from the fixed account than from other allocation options. We therefore may have had an incentive to identify these allocation options to Morningstar Associates for inclusion in the model portfolios.



Some officers and employees of RiverSource Investments are also officers or employees of us or our affiliates which may be involved in, and/or benefit from, your participation in the PN program. These officers and employees may have had an incentive to make recommendations, or take actions, that benefit one or more of the entities they represent, rather than participants in the PN program.



    RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  31

MODEL PORTFOLIO RISKS. Asset allocation through a PN program model portfolio does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.



By spreading your contract value among various allocation options under the PN program, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. Although each model portfolio is intended to optimize returns given various levels of risk tolerance, a model portfolio may not perform as intended. A model portfolio, the allocation options and market performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause the model portfolio to be ineffective or less effective in reducing volatility.



In the future, the model portfolios will not be updated periodically, and the investments and investment styles and policies of the current allocation options may change. Accordingly, your model portfolio may change so that it is no longer appropriate for your needs. Furthermore, the absence of periodic updating means that existing allocation options will not be replaced as may be appropriate due to poor performance, changes in management personnel, or other factors.



Investment performance of your contract value could be better or worse by participating in the PN program than if you had not participated. A model portfolio may perform better or worse than any single fund or allocation option or any other combination of funds or allocation options. The performance of a model portfolio depends on the performance of the component funds. In addition, the timing of your investment and automatic rebalancing may affect performance.



Quarterly rebalancing of the model portfolios can cause their component funds to incur transactional expenses to raise cash for money flowing out of the funds or to buy securities with money flowing into the funds. Moreover, a large outflow of money from the funds may increase the expenses attributable to the assets remaining in the funds. These expenses can adversely affect the performance of the relevant funds and of the model portfolios. In addition, when a particular fund needs to buy or sell securities due to quarterly rebalancing of a model portfolio, it may hold a large cash position. A large cash position could detract from the achievement of the fund's investment objective in a period of rising market prices; conversely, a large cash position would reduce the fund's magnitude of loss in the event of falling market prices and provide the fund with liquidity to make additional investments or to meet redemptions. (See also the description of competing interests in the section titled "Service Providers to the PN Program" above.) For additional information regarding the risks of investing in a particular fund, see that fund's prospectus.


TRANSFERRING AMONG ACCOUNTS

The transfer rights discussed in this section do not apply while the PN program is in effect.


You may transfer contract value from any one subaccount, or the fixed account, to another subaccount before annuity payouts begin.

When your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request at our corporate office in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

- If we receive your transfer request at our corporate office in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts. You may also transfer contract value from the subaccounts to the fixed account. However, if you made a transfer from the fixed account to the subaccounts, you may not make a transfer from any subaccount back to the fixed account for 90 days.

- You may transfer contract values from the fixed account to the subaccounts once a year during a 31-day transfer period starting on each contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums).

- If we receive your request within 30 days before the contract anniversary date, the transfer from the fixed account to the subaccounts will be effective on the anniversary.

- If we receive your request on or within 30 days after the contract anniversary date, the transfer from the fixed account to the subaccounts will be effective on the valuation date we receive it.

- We will not accept requests for transfers from the fixed account at any other time.


32  RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

- Once annuity payouts begin, you may not make transfers to or from the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise.

MARKET TIMING
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT INVEST IN THE CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, the dollar-cost averaging and asset rebalancing programs that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer requests, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney.

- limiting the dollar amount that you may transfer at any one time;

- suspending the transfer privilege; or

- modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market

    RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS 33 timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE BUT NOT BE LIMITED TO PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR SURRENDER

 1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or surrender to:

Regular mail:

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
20 MADISON AVENUE EXTENSION
P.O. BOX 5144
ALBANY, NY 12205

Express mail:

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
20 MADISON AVENUE EXTENSION
ALBANY, NY 12203


34  RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

MINIMUM AMOUNT
Transfers or surrenders:  $250 or entire account balance

MAXIMUM AMOUNT
Transfers or surrenders:  Contract value or entire account balance

* Failure to provide your Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL SURRENDERS

Your financial advisor can help you set up automated transfers among your subaccounts or fixed account or partial surrenders from the accounts.

You can start or stop this service by written request or other method acceptable to us. You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the fixed account within 12 months.

- Automated surrenders may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial surrenders are in effect.

- Automated partial surrenders may result in IRS taxes and penalties on all or part of the amount surrendered.

- The balance in any account from which you make an automated transfer or automated partial surrender must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.

- If we must suspend your automated transfer or automated partial surrender arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.


- If the PN program is in effect, you are not allowed to set up automated transfers.


MINIMUM AMOUNT
Transfers or surrenders:  $50

MAXIMUM AMOUNT
Transfers or surrenders: None (except for automated transfers from the fixed account)

 3 BY TELEPHONE


Call:
(800) 541-2251 (toll free)
(518) 869-8613


MINIMUM AMOUNT
Transfers or surrenders:  $250 or entire contract balance

MAXIMUM AMOUNT
Transfers:                 Contract value or entire account balance
Surrenders:                $50,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or surrender requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone surrender within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers or surrenders are automatically available. You may request that telephone transfers or surrenders not be authorized from your account by writing to us.

SURRENDERS

You may surrender all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. We will process your surrender request on the valuation date we receive it. If we receive your surrender request in good order at our corporate office before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender request at our corporate office at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. We may ask you to return the contract. You may have to pay contract administrative charges,

    RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS 35 surrender charges or any applicable optional rider charges (see "Charges"), and IRS taxes and penalties (see "Taxes"). You cannot make surrenders after annuity payouts begin except under Plan E (see "The Annuity Payout Period -- Annuity Payout Plans").

Any partial surrenders you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected also will be reduced. In addition, surrenders you are required to take to satisfy the RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").

SURRENDER POLICIES
If you have a balance in more than one account and you request a partial surrender, we will withdraw money from all your subaccounts and/or the fixed account in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise.

RECEIVING PAYMENT

 1 BY REGULAR OR EXPRESS MAIL

- payable to you;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

 2 BY WIRE

- request that payment be wired to your bank;

- bank account must be in the same ownership as your contract; and

- pre-authorization required.

NOTE: We will charge you a fee if you request that payment be wired to your bank. For instructions, please contact your sales representative.

Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:

  - the surrender amount includes a purchase payment check that has not cleared;

  - the NYSE is closed, except for normal holiday and weekend closings;

  - trading on the NYSE is restricted, according to SEC rules;

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities.

Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written arrangement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

  - you are at least age 59 1/2;


36  RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

  - you are disabled as defined in the Code;

  - you severed employment with the employer who purchased the contract;

  - the distribution is because of your death;


  - the distribution is due to plan termination; or



  - you are a military reservist.


- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

- If the contract has a loan provision, the right to receive a loan is described in detail in your contract.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. The change will become binding on us when we receive and record it. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

Please consider carefully whether or not you wish to change ownership of your nonqualified annuity if you have elected the MAV. If either the new owner or the annuitant is older than age 75, the MAV will terminate. If the MAV on the date of ownership change is greater than the account value on the date of the ownership change, we will set the MAV equal to the account value. Otherwise, the MAV value will not change due to a change in ownership. Please see the description of this rider in "Optional Benefits."

The rider charges described in "Charges" will occur 60 days following the next contract anniversary (and will occur 60 days following all future anniversaries when the rider is in force) for any rider that continues after a change of ownership. We reserve the right to assess charges for the number of days the rider was in force for any rider that is terminated due to a change of ownership.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

BENEFITS IN CASE OF DEATH -- STANDARD DEATH BENEFIT

We will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary as follows:

If both you and the annuitant are age 80 or younger on the date of death, the beneficiary receives the greatest of:

- contract value less any purchase payment credits subject to reversal, less any applicable rider charges;

- purchase payments minus adjusted partial surrenders; or

- the contract value as of the most recent sixth contract anniversary, preceding the date of death, plus any purchase payments since that anniversary, minus adjusted partial surrenders since that anniversary.

If either you or the annuitant are age 81 or older on the date of death, the beneficiary receives the greater of:

- contract value less any purchase payment credits subject to reversal, less any applicable rider charges; or

- purchase payments minus adjusted partial surrenders.


ADJUSTED PARTIAL SURRENDERS   =    PS X DB
                                  ---------
                                      CV





  PS = the amount by which the contract value is reduced as a result of the partial surrender.


    RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  37

  DB = is the death benefit on the date of (but prior to) the partial surrender.

  CV = the contract value on the date of (but prior to) the partial surrender.

EXAMPLE OF STANDARD DEATH BENEFIT CALCULATION WHEN YOU AND THE ANNUITANT ARE AGE 80 OR YOUNGER:

- You purchase the contract with a payment of $20,000.

- On the sixth contract anniversary the contract value grows to $30,000.

- During the second contract year the contract value falls to $28,000 at which point you take a $1,500 partial surrender, leaving a contract value of $26,500.


We calculate the death benefit as follows:
        The contract value on the most recent sixth contract anniversary:           $30,000.00
        plus purchase payments made since that anniversary:                              +0.00
        minus adjusted partial surrenders taken since that anniversary calculated as:
        $1,500 x $30,000
        ----------------                                                             -1,607.14
             $28,000
                                                                                    ----------
        for a death benefit of:                                                     $28,392.86


IF YOU DIE BEFORE YOUR SETTLEMENT DATE
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the next accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES


If your spouse is sole beneficiary and you die before the settlement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must give us written instructions to continue the contract as owner.


If you elected an optional rider, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of the rider.

If your beneficiary is not your spouse, we will pay the beneficiary in a lump sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES


- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, with the contract value equal to the death benefit that would otherwise have been paid or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout plan, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


If you elected an optional rider, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of the rider.

- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2 the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout, or if your death occurs after attaining age 70 1/2 we will pay the beneficiary in a lump sum unless the beneficiary elects to receive payouts under any annuity payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.


38  RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

Additionally, any optional riders, if selected, will terminate. In the event of your beneficiary's death, their beneficiary can elect to take a lump sum payment or to continue the alternative payment plan following the schedule of minimum withdrawals established based on the life expectancy of your beneficiary.


- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFIT


The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.


MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT (MAV)
The MAV is intended to provide additional death benefit protection in the event of fluctuating fund values. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The MAV does not provide any additional benefit before the first contract anniversary after the rider effective date. The MAV may be of less value if you or the annuitant is older since we stop resetting the maximum anniversary value at age 81. Although we stop resetting the maximum anniversary value at age 81, the MAV rider fee continues to apply until the rider terminates. In addition, the MAV does not provide any additional benefit with respect to fixed account values during the time you have amounts allocated to the fixed account. Be sure to discuss with your financial advisor whether or not the MAV is appropriate for your situation.

If both you and annuitant are age 75 or younger at contract issue, you may choose to add the MAV to your contract. Generally, you must elect the MAV at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the MAV may be after we issue the contract according to terms determined by us and at our sole discretion.

On the first contract anniversary after the rider effective date we set the maximum anniversary value equal to the highest of your (a) current contract value, or (b) total purchase payments minus adjusted partial surrenders. Every contract anniversary after that, through age 80, we compare the previous anniversary's maximum anniversary value plus subsequent purchase payments less subsequent adjusted partial surrenders to the current contract value and we reset the maximum anniversary value if the current contract value is higher. We stop resetting the maximum anniversary value at age 81. However, we continue to add subsequent purchase payments and subtract adjusted partial surrenders from the maximum anniversary value.

If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of:

- contract value less any purchase payment credits subject to reversal, less any applicable rider charges; or

- purchase payments minus adjusted partial surrenders; or

- the maximum anniversary value as calculated on the most recent contract anniversary plus subsequent purchase payments made to the contract minus adjustments for partial surrenders since that contract anniversary.

TERMINATING THE MAV

- You may terminate the MAV rider within 30 days of the first contract anniversary after the rider effective date.

- You may terminate the MAV rider within 30 days of any contract anniversary beginning with the seventh contract anniversary.

- The MAV rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

- The MAV rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.

If you terminate the MAV, the standard death benefit applies.

EXAMPLE

- You purchase the contract (with the MAV rider) with a payment of $20,000.

- On the first contract anniversary the contract value grows to $24,000.

- During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial surrender, leaving a contract value of $20,500.


    RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  39

We calculate the death benefit as follows:

The maximum anniversary value immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial surrenders:

        Greatest of your contract anniversary contract values:                         $24,000
        plus purchase payments made since that anniversary:                                 +0
        minus adjusted partial surrenders, calculated as:
        $1,500 x $24,000
        ----------------  =                                                             -1,636
             $22,000
                                                                                       -------
        for a death benefit of:                                                        $22,364


IN GENERAL, IF YOUR SPOUSE IS THE SOLE BENEFICIARY, your spouse may choose to continue the contact as the contact owner. The contract value will be equal to the death benefit that would otherwise have been paid under the MAV. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. If your spouse at the time he or she elects to continue the contract has reached age 76, the MAV rider will terminate. If your spouse at the time he or she elects to continue the contract has not yet reached age 76, he or she may choose to continue the MAV rider. In this case, the rider charges described in "Charges" will occur 60 days following the next contract anniversary (and will occur 60 days following all future anniversaries when the rider is in force). These charges will be based on the total variable account contract value on the anniversary, including the additional amounts paid into the contract under the MAV rider. If, at the time he or she elects to continue the contract, your spouse has not yet reached age 76 and chooses not to continue the MAV rider, the contract value will be increased to the MAV death benefit amount if it is greater than the contract value on the death benefit valuation date.

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the settlement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any surrender charges under the payout plans listed below except under Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amounts available to purchase payouts under the plan you select is the contract value on your settlement date. During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:
- the annuity payout plan you select;


- the annuitant's age and, in most cases, the annuitant's sex;


- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the settlement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using the 5% assumed interest rate Table A results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.


40  RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

Table B shows the minimum amount of each fixed payout. Amounts in Table B are based on the guaranteed annual effective interest rate shown in your contract. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS
You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract value is used to purchase the payout plan:

- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the settlement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. For qualified annuities, the discount rate we use in the calculation will be either 4.72% or 6.22%, depending on the applicable assumed investment rate. For nonqualified annuities, the discount rate we use in the calculation will be either 4.92% or 6.42%, depending on the applicable assumed investment rate. (See "Charges -- Surrender charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your surrender to the full discounted value. A 10% IRS penalty tax could apply if you take a surrender. (See "Taxes.")

ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the settlement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will generally meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's settlement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed. Contract values that you allocated to the fixed account will provide fixed dollar payouts and contract values that you allocated among the subaccounts will provide variable annuity payouts.


IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time amounts are applied to a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.


DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.


    RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  41

TAXES


Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.


NONQUALIFIED ANNUITIES

Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.



ANNUITY PAYOUTS: Generally, unlike surrenders described below, the taxation of annuity payouts is subject to exclusion ratios, i.e. a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")


SURRENDERS: Generally, if you surrender all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your surrender will be taxed to the extent that the contract value immediately before the surrender exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.

You also may have to pay a 10% IRS penalty for surrenders of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or surrender, including surrenders under any optional withdrawal benefit rider, we may deduct federal, and in some cases state, withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, and you have a valid U.S. address, you may be able to elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full surrender) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. In addition any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.

ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.

PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

- because of your death or in the event of nonnatural ownership, the death of the annuitant;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if it is allocable to an investment before Aug. 14, 1982; or

- if annuity payouts are made under immediate annuities as defined by the Code.

TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a surrender for federal income tax purposes. If the transfer is a currently taxable

42 RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.


1035 EXCHANGES: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contract while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the cost basis from the old policy or contract to the new policy or contract. A 1035 exchange is a transfer from one policy or contract to another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contracts, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term care insurance contract, or (4) the exchange of a qualified long-term care insurance contract for a qualified long-term insurance contract. However, if the life insurance policy has an outstanding loan, there may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.



For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, IRS Revenue Procedure 2008-24 states if withdrawals are taken from either contract within a 12 month period following a partial exchange, the 1035 exchange may be invalidated. In that case, the following will occur 1) the tax-free nature of the partial exchange can be lost,
2) the exchange will be retroactively treated as a taxable surrender on the lesser of the earnings in the original contract or the amount exchanged and 3) the entire amount of the exchange will be treated as a purchase into the second contract. You may receive an amended form 1099-R reporting an invalidated exchange. (If certain life events occur between the date of the partial exchange and the date of the withdrawal in the first 12 months, the partial exchange could remain valid.) You should consult your tax advisor before taking any surrender from either contract.



ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and you may have to pay a 10% IRS penalty.


QUALIFIED ANNUITIES
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

SURRENDERS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire surrender will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

SURRENDERS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans (except for Roth IRAs) are subject to required surrenders called required minimum distributions ("RMDs") beginning at age 70 1/2. RMDs are based on the fair market value of your contract at year-end divided by life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. You should consult your tax

    RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS 43 advisor prior to making a purchase for an explanation of the potential tax implications to you. Inherited IRAs (including inherited Roth IRAs) are subject to special RMD rules.


WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a surrender, including surrenders under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan.

Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.

In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

- the payout is a RMD as defined under the Code;

- the payout is made on account of an eligible hardship; or

- the payout is a corrective distribution.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

- because of your death;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);


- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);



- to pay certain medical or education expenses (IRAs only); or



- if the distribution is made from an inherited IRA.



DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. See also "Benefits in Case of Death -- If You Die Before the Settlement Date").


ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.

OTHER
PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when surrendered or paid out.


44  RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial surrenders from your contract. However, the IRS may determine that these charges should be treated as partial surrenders subject to taxation to the extent of any gain as well as the 10% tax penalty for surrenders before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial surrenders if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


RIVERSOURCE LIFE OF NY'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any withholding because of federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we currently understand it.


TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or

- in our judgment, the funds no longer are suitable (or no longer the most suitable); for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;


    RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  45

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER
RiverSource Distributors, Inc. ("RiverSource Distributors"), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 5.75% of purchase payments on the contract as well as service/trail commissions of up to 0.25% based on annual total contract value for as long as the contract remains in effect. We also may pay a temporary additional sales commission of up to 1.00% of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its financial advisors in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your financial advisor for further information about what your financial advisor and the selling firm for which he or she works may receive in connection with your contract.

We pay the commissions and other compensation described above from our assets. Our assets include:

- revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see "Expense Summary");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- the funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds"); and

- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including surrender charges; and

- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER
We issue the contracts. We are a stock life insurance company organized in 1972 under the laws of the state of New York and are located at 20 Madison Avenue Extension, Albany, New York 12203. Our mailing address is P.O. Box 5144, Albany, New York 12205. We are a wholly-owned subsidiary of RiverSource Life Insurance Company, which is a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. Our primary products currently include fixed and variable annuity contracts and life insurance policies.


46  RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

LEGAL PROCEEDINGS
RiverSource Life of NY is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.

RiverSource Life of NY is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life of NY believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


    RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  47

APPENDIX: CONDENSED FINANCIAL INFORMATION (UNAUDITED)


The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each subaccount is noted in parentheses. We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2009.



VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                  2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (11/01/2005)
(PREVIOUSLY ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period       $0.71   $1.36   $1.14   $1.06   $1.00      --      --      --      --     --
Accumulation unit value at end of period             $1.07   $0.71   $1.36   $1.14   $1.06      --      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                 372     309     363     746     160      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (08/13/2001)
Accumulation unit value at beginning of period       $0.80   $1.35   $1.30   $1.12   $1.08   $0.98   $0.74   $0.97   $1.00     --
Accumulation unit value at end of period             $0.95   $0.80   $1.35   $1.30   $1.12   $1.08   $0.98   $0.74   $0.97     --
Number of accumulation units outstanding at end of
  period (000 omitted)                               5,230   6,632   8,669  10,042  10,828   9,073   5,594   2,924     307     --
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (08/13/2001)
Accumulation unit value at beginning of period       $1.23   $2.64   $2.52   $1.88   $1.63   $1.31   $0.92   $0.98   $1.00     --
Accumulation unit value at end of period             $1.63   $1.23   $2.64   $2.52   $1.88   $1.63   $1.31   $0.92   $0.98     --
Number of accumulation units outstanding at end of
  period (000 omitted)                               8,136  11,767  11,635  11,404   9,163   4,351   2,161     643      38     --
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS I (09/29/2000)
Accumulation unit value at beginning of period       $0.66   $1.21   $1.03   $0.83   $0.74   $0.65   $0.53   $0.66   $0.95  $1.00
Accumulation unit value at end of period             $0.88   $0.66   $1.21   $1.03   $0.83   $0.74   $0.65   $0.53   $0.66  $0.95
Number of accumulation units outstanding at end of
  period (000 omitted)                                 349     483     718     801   1,011   1,182   1,240   1,036   1,028    298
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value at beginning of period       $0.68   $0.90   $1.00      --      --      --      --      --      --     --
Accumulation unit value at end of period             $0.87   $0.68   $0.90      --      --      --      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                               2,587   3,176   3,100      --      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (11/01/2005)
Accumulation unit value at beginning of period       $0.69   $1.19   $0.99   $1.04   $1.00      --      --      --      --     --
Accumulation unit value at end of period             $0.92   $0.69   $1.19   $0.99   $1.04      --      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                 884     782     920   4,333     941      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS I (09/29/2000)
Accumulation unit value at beginning of period       $1.34   $1.84   $1.95   $1.66   $1.59   $1.40   $1.10   $1.26   $1.13  $1.00
Accumulation unit value at end of period             $1.59   $1.34   $1.84   $1.95   $1.66   $1.59   $1.40   $1.10   $1.26  $1.13
Number of accumulation units outstanding at end of
  period (000 omitted)                                 579     726   1,098   1,260   1,395   1,239   1,293   1,194     924      5
---------------------------------------------------------------------------------------------------------------------------------
CALVERT VARIABLE SERIES, INC. VP SRI SOCIAL BALANCED PORTFOLIO (09/29/2000)
Accumulation unit value at beginning of period       $0.75   $1.10   $1.08   $1.00   $0.95   $0.88   $0.75   $0.86   $0.93  $1.00
Accumulation unit value at end of period             $0.93   $0.75   $1.10   $1.08   $1.00   $0.95   $0.88   $0.75   $0.86  $0.93
Number of accumulation units outstanding at end of
  period (000 omitted)                               1,088   1,279   1,519   1,455   1,195     895     475     348     124     --
---------------------------------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2006)
Accumulation unit value at beginning of period       $0.72   $1.19   $1.02   $1.00      --      --      --      --      --     --
Accumulation unit value at end of period             $0.90   $0.72   $1.19   $1.02      --      --      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                              20,511  16,940  11,279   7,246      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2006)
Accumulation unit value at beginning of period       $0.65   $1.27   $1.07   $1.00      --      --      --      --      --     --
Accumulation unit value at end of period             $0.89   $0.65   $1.27   $1.07      --      --      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                               1,464   1,986   1,950   3,548      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2006)
Accumulation unit value at beginning of period       $0.74   $1.13   $0.97   $1.00      --      --      --      --      --     --
Accumulation unit value at end of period             $0.88   $0.74   $1.13   $0.97      --      --      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                               1,510   1,174     752   2,782      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - U.S. EQUITY FLEX I PORTFOLIO* (10/02/2009)
Accumulation unit value at beginning of period       $1.00      --      --      --      --      --      --      --      --     --
Accumulation unit value at end of period             $1.09      --      --      --      --      --      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                  55      --      --      --      --      --      --      --      --     --
*Credit Suisse Trust - U.S. Equity Flex III Portfolio reorganized into Credit Suisse Trust - U.S. Equity Flex I Portfolio on Oct.
  2, 2009.
---------------------------------------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2006)
Accumulation unit value at beginning of period       $0.75   $1.04   $1.03   $1.00      --      --      --      --      --     --
Accumulation unit value at end of period             $1.08   $0.75   $1.04   $1.03      --      --      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                               8,896   7,053   6,237   6,662      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------



48  RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                  2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period       $0.98   $1.68   $1.48   $1.21   $1.06   $1.00      --      --      --     --
Accumulation unit value at end of period             $1.12   $0.98   $1.68   $1.48   $1.21   $1.06      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                               6,732     836   1,104   1,366   1,120      14      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period       $0.68   $1.20   $1.03   $1.00      --      --      --      --      --     --
Accumulation unit value at end of period             $0.92   $0.68   $1.20   $1.03      --      --      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                              13,436  20,314  16,371  14,295      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO SERVICE CLASS (09/29/2000)
Accumulation unit value at beginning of period       $0.70   $1.22   $1.10   $0.98   $0.92   $0.87   $0.71   $0.86   $0.95  $1.00
Accumulation unit value at end of period             $0.89   $0.70   $1.22   $1.10   $0.98   $0.92   $0.87   $0.71   $0.86  $0.95
Number of accumulation units outstanding at end of
  period (000 omitted)                               1,099   1,479   2,257   2,651   3,096   3,183   3,179   2,833   2,740    347
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS (09/29/2000)
Accumulation unit value at beginning of period       $1.32   $2.19   $1.91   $1.71   $1.46   $1.18   $0.86   $0.96   $1.00  $1.00
Accumulation unit value at end of period             $1.83   $1.32   $2.19   $1.91   $1.71   $1.46   $1.18   $0.86   $0.96  $1.00
Number of accumulation units outstanding at end of
  period (000 omitted)                               1,300   1,840   2,617   2,925   3,232   3,218   2,990   2,759   2,533    462
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS (09/29/2000)
Accumulation unit value at beginning of period       $0.81   $1.46   $1.25   $1.07   $0.91   $0.80   $0.57   $0.72   $0.92  $1.00
Accumulation unit value at end of period             $1.02   $0.81   $1.46   $1.25   $1.07   $0.91   $0.80   $0.57   $0.72  $0.92
Number of accumulation units outstanding at end of
  period (000 omitted)                                 276     423     796   1,016   1,064   1,166     780     832     763    145
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (09/29/2000)
Accumulation unit value at beginning of period       $1.20   $2.10   $2.67   $2.23   $1.98   $1.51   $1.12   $1.11   $1.04  $1.00
Accumulation unit value at end of period             $1.42   $1.20   $2.10   $2.67   $2.23   $1.98   $1.51   $1.12   $1.11  $1.04
Number of accumulation units outstanding at end of
  period (000 omitted)                               2,898   3,752   5,585   8,096   9,097   7,490   4,889   2,603   1,003    137
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (09/29/2000)
Accumulation unit value at beginning of period       $1.44   $2.16   $2.23   $1.92   $1.78   $1.45   $1.10   $1.23   $1.09  $1.00
Accumulation unit value at end of period             $1.84   $1.44   $2.16   $2.23   $1.92   $1.78   $1.45   $1.10   $1.23  $1.09
Number of accumulation units outstanding at end of
  period (000 omitted)                               3,032   3,524   4,553   5,190   5,121   3,861   2,159   1,333     350     18
---------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (09/29/2000)
Accumulation unit value at beginning of period       $1.54   $2.46   $2.40   $2.09   $1.86   $1.49   $1.17   $1.24   $1.11  $1.00
Accumulation unit value at end of period             $2.03   $1.54   $2.46   $2.40   $2.09   $1.86   $1.49   $1.17   $1.24  $1.11
Number of accumulation units outstanding at end of
  period (000 omitted)                               4,665   6,095   8,658  10,266  10,617   6,770   4,304   2,280     796     37
---------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED SMALL CAP EQUITY FUND - INSTITUTIONAL SHARES (09/29/2000)
Accumulation unit value at beginning of period       $0.90   $1.37   $1.65   $1.48   $1.41   $1.22   $0.84   $1.00   $0.96  $1.00
Accumulation unit value at end of period             $1.14   $0.90   $1.37   $1.65   $1.48   $1.41   $1.22   $0.84   $1.00  $0.96
Number of accumulation units outstanding at end of
  period (000 omitted)                                  61      93     162     240     294     435     382     417     442    103
---------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (09/29/2000)
Accumulation unit value at beginning of period       $0.65   $1.04   $1.07   $0.95   $0.90   $0.79   $0.62   $0.79   $0.91  $1.00
Accumulation unit value at end of period             $0.78   $0.65   $1.04   $1.07   $0.95   $0.90   $0.79   $0.62   $0.79  $0.91
Number of accumulation units outstanding at end of
  period (000 omitted)                               5,810   6,981   8,779  10,535  11,511   4,998   3,397   2,661   1,788    266
---------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES (09/29/2000)
(PREVIOUSLY AIM V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES)
Accumulation unit value at beginning of period       $0.44   $0.77   $0.69   $0.65   $0.60   $0.57   $0.44   $0.59   $0.78  $1.00
Accumulation unit value at end of period             $0.53   $0.44   $0.77   $0.69   $0.65   $0.60   $0.57   $0.44   $0.59  $0.78
Number of accumulation units outstanding at end of
  period (000 omitted)                                 345     491     702     821     930   1,017     936     912     897    310
---------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES I SHARES (09/29/2000)
(PREVIOUSLY AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES I SHARES)
Accumulation unit value at beginning of period       $0.75   $1.43   $1.30   $1.13   $1.03   $0.90   $0.67   $0.86   $0.94  $1.00
Accumulation unit value at end of period             $1.06   $0.75   $1.43   $1.30   $1.13   $1.03   $0.90   $0.67   $0.86  $0.94
Number of accumulation units outstanding at end of
  period (000 omitted)                                 351     425     507     646     694     711     742     772     716    256
---------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2006)
(PREVIOUSLY AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES)
Accumulation unit value at beginning of period       $0.80   $1.13   $1.02   $1.00      --      --      --      --      --     --
Accumulation unit value at end of period             $1.01   $0.80   $1.13   $1.02      --      --      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                 601     590     419   1,896      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (11/01/2005)
(PREVIOUSLY AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES)
Accumulation unit value at beginning of period       $0.93   $1.57   $1.39   $1.09   $1.00      --      --      --      --     --
Accumulation unit value at end of period             $1.24   $0.93   $1.57   $1.39   $1.09      --      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                               6,218   5,525   2,450      32      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------



    RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  49

VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                  2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES ENTERPRISE PORTFOLIO: SERVICE SHARES (09/29/2000)
Accumulation unit value at beginning of period       $0.39   $0.71   $0.59   $0.52   $0.47   $0.39   $0.29   $0.41   $0.69  $1.00
Accumulation unit value at end of period             $0.57   $0.39   $0.71   $0.59   $0.52   $0.47   $0.39   $0.29   $0.41  $0.69
Number of accumulation units outstanding at end of
  period (000 omitted)                                 636     712     774     848   1,075   1,194   1,263   1,297   1,358    289
---------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES GLOBAL TECHNOLOGY PORTFOLIO: SERVICE SHARES (09/29/2000)
Accumulation unit value at beginning of period       $0.30   $0.54   $0.44   $0.41   $0.37   $0.37   $0.26   $0.44   $0.71  $1.00
Accumulation unit value at end of period             $0.46   $0.30   $0.54   $0.44   $0.41   $0.37   $0.37   $0.26   $0.44  $0.71
Number of accumulation units outstanding at end of
  period (000 omitted)                               1,480   1,274   1,368   1,138   1,248   1,311   1,434   1,198   1,061    219
---------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period       $0.63   $1.06   $1.00      --      --      --      --      --      --     --
Accumulation unit value at end of period             $0.85   $0.63   $1.06      --      --      --      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                              17,067  13,325   8,417      --      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES OVERSEAS PORTFOLIO: SERVICE SHARES (09/29/2000)
Accumulation unit value at beginning of period       $0.88   $1.85   $1.46   $1.00   $0.77   $0.65   $0.49   $0.66   $0.87  $1.00
Accumulation unit value at end of period             $1.56   $0.88   $1.85   $1.46   $1.00   $0.77   $0.65   $0.49   $0.66  $0.87
Number of accumulation units outstanding at end of
  period (000 omitted)                               3,464   4,541   5,011   4,995   5,056   5,176   4,688   3,862   2,494    539
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (09/29/2000)
Accumulation unit value at beginning of period       $0.47   $0.74   $0.68   $0.63   $0.61   $0.57   $0.47   $0.65   $0.87  $1.00
Accumulation unit value at end of period             $0.64   $0.47   $0.74   $0.68   $0.63   $0.61   $0.57   $0.47   $0.65  $0.87
Number of accumulation units outstanding at end of
  period (000 omitted)                               4,024   5,305   6,287   7,893   8,647   7,097   5,911   4,123   2,296    695
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (09/29/2000)
Accumulation unit value at beginning of period       $0.57   $0.95   $0.94   $0.83   $0.80   $0.76   $0.57   $0.85   $0.90  $1.00
Accumulation unit value at end of period             $0.92   $0.57   $0.95   $0.94   $0.83   $0.80   $0.76   $0.57   $0.85  $0.90
Number of accumulation units outstanding at end of
  period (000 omitted)                               2,644   3,033   3,572   4,031   4,783   5,498   5,373   4,442   2,760    479
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (08/13/2001)
Accumulation unit value at beginning of period       $1.39   $2.25   $1.78   $1.37   $1.18   $0.92   $0.68   $0.89   $1.00     --
Accumulation unit value at end of period             $1.83   $1.39   $2.25   $1.78   $1.37   $1.18   $0.92   $0.68   $0.89     --
Number of accumulation units outstanding at end of
  period (000 omitted)                               2,262   2,719   3,277   3,617   2,792   1,406     718     283     112     --
---------------------------------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL PORTFOLIO (CLASS S) (05/01/2006)
Accumulation unit value at beginning of period       $0.57   $1.07   $1.04   $1.00      --      --      --      --      --     --
Accumulation unit value at end of period             $0.76   $0.57   $1.07   $1.04      --      --      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                               4,378   4,519   3,528   3,236      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period       $0.88   $1.49   $1.41   $1.21   $1.07   $1.00      --      --      --     --
Accumulation unit value at end of period             $1.22   $0.88   $1.49   $1.41   $1.21   $1.07      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                               1,943   2,308   3,032   3,158   1,793      45      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (11/15/2004)
(PREVIOUSLY OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES)
Accumulation unit value at beginning of period       $1.02   $1.20   $1.11   $1.04   $1.02   $1.00      --      --      --     --
Accumulation unit value at end of period             $1.20   $1.02   $1.20   $1.11   $1.04   $1.02      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                              28,569  31,552  30,934  20,585   9,132     152      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period       $0.78   $1.27   $1.30   $1.14   $1.05   $1.00      --      --      --     --
Accumulation unit value at end of period             $1.06   $0.78   $1.27   $1.30   $1.14   $1.05      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                 844   1,049   1,233   1,204     468      15      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2006)
Accumulation unit value at beginning of period       $0.93   $1.12   $1.04   $1.00      --      --      --      --      --     --
Accumulation unit value at end of period             $1.13   $0.93   $1.12   $1.04      --      --      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                              11,742  12,942   9,560   9,475      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (09/29/2000)
Accumulation unit value at beginning of period       $0.36   $0.67   $0.65   $0.62   $0.56   $0.48   $0.36   $0.52   $0.79  $1.00
Accumulation unit value at end of period             $0.50   $0.36   $0.67   $0.65   $0.62   $0.56   $0.48   $0.36   $0.52  $0.79
Number of accumulation units outstanding at end of
  period (000 omitted)                               1,747   1,926   2,336   2,464   2,910   3,132   3,452   3,552   3,407    767
---------------------------------------------------------------------------------------------------------------------------------
ROYCE CAPITAL FUND - MICRO-CAP PORTFOLIO, INVESTMENT CLASS (09/29/2000)
Accumulation unit value at beginning of period       $1.42   $2.53   $2.45   $2.04   $1.84   $1.63   $1.10   $1.27   $0.99  $1.00
Accumulation unit value at end of period             $2.23   $1.42   $2.53   $2.45   $2.04   $1.84   $1.63   $1.10   $1.27  $0.99
Number of accumulation units outstanding at end of
  period (000 omitted)                                 275     317     577     703     808     831     831     789     653    155
---------------------------------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - AGGRESSIVE (05/01/2008)
Accumulation unit value at beginning of period       $0.71   $1.00      --      --      --      --      --      --      --     --
Accumulation unit value at end of period             $0.87   $0.71      --      --      --      --      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                   5       1      --      --      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------



50  RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                  2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - CONSERVATIVE (05/01/2008)
Accumulation unit value at beginning of period       $0.84   $1.00      --      --      --      --      --      --      --     --
Accumulation unit value at end of period             $0.98   $0.84      --      --      --      --      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                 255      75      --      --      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATE (05/01/2008)
Accumulation unit value at beginning of period       $0.76   $1.00      --      --      --      --      --      --      --     --
Accumulation unit value at end of period             $0.91   $0.76      --      --      --      --      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                               1,132     793      --      --      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATELY AGGRESSIVE (05/01/2008)
Accumulation unit value at beginning of period       $0.74   $1.00      --      --      --      --      --      --      --     --
Accumulation unit value at end of period             $0.89   $0.74      --      --      --      --      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                 128     103      --      --      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATELY CONSERVATIVE (05/01/2008)
Accumulation unit value at beginning of period       $0.80   $1.00      --      --      --      --      --      --      --     --
Accumulation unit value at end of period             $0.94   $0.80      --      --      --      --      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                 728     288      --      --      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of period       $0.78   $1.12   $1.11   $0.98   $0.95   $0.87   $0.73   $0.84   $0.95  $1.00
Accumulation unit value at end of period             $0.96   $0.78   $1.12   $1.11   $0.98   $0.95   $0.87   $0.73   $0.84  $0.95
Number of accumulation units outstanding at end of
  period (000 omitted)                               2,605   1,564   2,567   2,359   2,268   2,153   1,566   1,122     988    129
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3)* (09/29/2000)
Accumulation unit value at beginning of period       $1.16   $1.15   $1.10   $1.06   $1.04   $1.04   $1.04   $1.04   $1.01  $1.00
Accumulation unit value at end of period             $1.16   $1.16   $1.15   $1.10   $1.06   $1.04   $1.04   $1.04   $1.04  $1.01
Number of accumulation units outstanding at end of
  period (000 omitted)                              11,219  20,529  16,724  14,587  10,666  11,956  12,254  15,264  14,112  3,674
*The 7-day simple and compound yields for RVST RiverSource Variable Portfolio - Cash Management Fund at Dec. 31, 2009 were
  (0.76%) and (0.76%), respectively.
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of period       $1.25   $1.35   $1.29   $1.25   $1.23   $1.19   $1.14   $1.09   $1.02  $1.00
Accumulation unit value at end of period             $1.43   $1.25   $1.35   $1.29   $1.25   $1.23   $1.19   $1.14   $1.09  $1.02
Number of accumulation units outstanding at end of
  period (000 omitted)                              36,166  36,244  35,353  31,453  19,926  12,488  10,290   7,749   3,860    476
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of period       $1.13   $1.91   $1.78   $1.50   $1.33   $1.14   $0.81   $1.01   $1.00  $1.00
Accumulation unit value at end of period             $1.43   $1.13   $1.91   $1.78   $1.50   $1.33   $1.14   $0.81   $1.01  $1.00
Number of accumulation units outstanding at end of
  period (000 omitted)                              25,983  25,626  25,064  25,790  17,139  10,241   4,410   2,358   1,089     17
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of period       $0.53   $0.92   $0.90   $0.78   $0.74   $0.71   $0.55   $0.71   $0.88  $1.00
Accumulation unit value at end of period             $0.65   $0.53   $0.92   $0.90   $0.78   $0.74   $0.71   $0.55   $0.71  $0.88
Number of accumulation units outstanding at end of
  period (000 omitted)                              12,183  14,518  17,373  19,411  11,370   2,982     815     363     339    110
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL BOND FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of period       $1.55   $1.57   $1.47   $1.39   $1.47   $1.35   $1.20   $1.05   $1.05  $1.00
Accumulation unit value at end of period             $1.72   $1.55   $1.57   $1.47   $1.39   $1.47   $1.35   $1.20   $1.05  $1.05
Number of accumulation units outstanding at end of
  period (000 omitted)                              10,317  10,760  10,966   9,253   6,917   4,157   2,454   1,346     529     95
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 3) (11/15/2004)
Accumulation unit value at beginning of period       $1.11   $1.12   $1.04   $1.04   $1.02   $1.00      --      --      --     --
Accumulation unit value at end of period             $1.18   $1.11   $1.12   $1.04   $1.04   $1.02      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                              17,784   9,290   9,325  10,578   6,543      21      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of period       $1.05   $1.42   $1.40   $1.28   $1.24   $1.12   $0.90   $0.97   $0.93  $1.00
Accumulation unit value at end of period             $1.61   $1.05   $1.42   $1.40   $1.28   $1.24   $1.12   $0.90   $0.97  $0.93
Number of accumulation units outstanding at end of
  period (000 omitted)                               7,246   8,622  12,510  14,822  16,084  14,646   9,939   5,182   2,596    465
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 3) (11/15/2004)
Accumulation unit value at beginning of period       $0.91   $1.13   $1.11   $1.03   $1.01   $1.00      --      --      --     --
Accumulation unit value at end of period             $1.28   $0.91   $1.13   $1.11   $1.03   $1.01      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                              12,726   7,714   6,770   6,653   1,815       6      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP GROWTH FUND (CLASS 3) (05/01/2001)
Accumulation unit value at beginning of period       $0.75   $1.37   $1.22   $1.23   $1.12   $1.04   $0.85   $1.00   $1.00     --
Accumulation unit value at end of period             $1.22   $0.75   $1.37   $1.22   $1.23   $1.12   $1.04   $0.85   $1.00     --
Number of accumulation units outstanding at end of
  period (000 omitted)                               1,066   1,091   1,416   1,560   1,403   1,420     998     351      86     --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP VALUE FUND (CLASS 3) (05/02/2005)
Accumulation unit value at beginning of period       $0.81   $1.49   $1.36   $1.19   $1.00      --      --      --      --     --
Accumulation unit value at end of period             $1.14   $0.81   $1.49   $1.36   $1.19      --      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                               2,304   3,561   2,944   5,108     351      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------



    RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  51

VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                  2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of period       $0.66   $1.06   $1.01   $0.89   $0.85   $0.78   $0.61   $0.80   $0.92  $1.00
Accumulation unit value at end of period             $0.82   $0.66   $1.06   $1.01   $0.89   $0.85   $0.78   $0.61   $0.80  $0.92
Number of accumulation units outstanding at end of
  period (000 omitted)                               4,854   5,907   7,782   8,282   8,983   9,237   6,233   3,963   2,214    129
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of period       $1.21   $1.25   $1.19   $1.16   $1.15   $1.15   $1.14   $1.09   $1.03  $1.00
Accumulation unit value at end of period             $1.26   $1.21   $1.25   $1.19   $1.16   $1.15   $1.15   $1.14   $1.09  $1.03
Number of accumulation units outstanding at end of
  period (000 omitted)                               6,838   7,386   8,083   9,055  10,771  11,923   9,919   8,720   2,737    252
---------------------------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - GROWTH FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of period       $0.34   $0.61   $0.60   $0.54   $0.50   $0.47   $0.39   $0.53   $0.77  $1.00
Accumulation unit value at end of period             $0.46   $0.34   $0.61   $0.60   $0.54   $0.50   $0.47   $0.39   $0.53  $0.77
Number of accumulation units outstanding at end of
  period (000 omitted)                               5,927   7,359  10,651  12,217  13,724   6,535   5,159   3,200   2,185    741
---------------------------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - LARGER-CAP VALUE FUND (CLASS 3) (11/15/2004)
Accumulation unit value at beginning of period       $0.75   $1.25   $1.27   $1.07   $1.03   $1.00      --      --      --     --
Accumulation unit value at end of period             $0.94   $0.75   $1.25   $1.27   $1.07   $1.03      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                  91      95     137     187      70      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - SMALLER-CAP VALUE FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of period       $0.83   $1.37   $1.44   $1.30   $1.25   $1.06   $0.72   $0.88   $0.95  $1.00
Accumulation unit value at end of period             $1.16   $0.83   $1.37   $1.44   $1.30   $1.25   $1.06   $0.72   $0.88  $0.95
Number of accumulation units outstanding at end of
  period (000 omitted)                               1,132   1,628   1,938   2,442   3,007   2,896   1,716     913     440     65
---------------------------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - EMERGING MARKETS FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of period       $1.55   $3.37   $2.46   $1.85   $1.39   $1.13   $0.81   $0.87   $0.88  $1.00
Accumulation unit value at end of period             $2.68   $1.55   $3.37   $2.46   $1.85   $1.39   $1.13   $0.81   $0.87  $0.88
Number of accumulation units outstanding at end of
  period (000 omitted)                               3,010   4,784   3,347   3,067   2,792     711     217     149     100      7
---------------------------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of period       $0.71   $1.20   $1.07   $0.87   $0.77   $0.66   $0.52   $0.64   $0.91  $1.00
Accumulation unit value at end of period             $0.90   $0.71   $1.20   $1.07   $0.87   $0.77   $0.66   $0.52   $0.64  $0.91
Number of accumulation units outstanding at end of
  period (000 omitted)                               1,835   2,245   2,990   3,257   3,145   2,082     359     191     182     13
---------------------------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 3) (05/01/2006)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of period       $0.68   $1.12   $1.09   $1.00      --      --      --      --      --     --
Accumulation unit value at end of period             $0.89   $0.68   $1.12   $1.09      --      --      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                              17,213  10,554   7,024   7,764      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 3) (11/15/2004)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period       $0.79   $1.26   $1.20   $1.04   $1.04   $1.00      --      --      --     --
Accumulation unit value at end of period             $1.07   $0.79   $1.26   $1.20   $1.04   $1.04      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                 133     261     377     381     339      45      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (08/14/2001)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period       $1.22   $1.80   $1.91   $1.60   $1.52   $1.28   $0.93   $1.07   $1.00     --
Accumulation unit value at end of period             $1.66   $1.22   $1.80   $1.91   $1.60   $1.52   $1.28   $0.93   $1.07     --
Number of accumulation units outstanding at end of
  period (000 omitted)                               8,642   9,275   8,677   7,149   7,106   4,860   4,184   2,710     606     --
---------------------------------------------------------------------------------------------------------------------------------
THIRD AVENUE VALUE PORTFOLIO (09/29/2000)
Accumulation unit value at beginning of period       $1.29   $2.30   $2.44   $2.12   $1.86   $1.57   $1.11   $1.25   $1.11  $1.00
Accumulation unit value at end of period             $1.86   $1.29   $2.30   $2.44   $2.12   $1.86   $1.57   $1.11   $1.25  $1.11
Number of accumulation units outstanding at end of
  period (000 omitted)                                 448     677   1,123   1,416   1,537   1,606   1,714   1,631   1,463    193
---------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (11/15/2004)
Accumulation unit value at beginning of period       $0.76   $1.19   $1.23   $1.07   $1.03   $1.00      --      --      --     --
Accumulation unit value at end of period             $0.97   $0.76   $1.19   $1.23   $1.07   $1.03      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                               9,931  12,695  11,798  13,974  10,069      65      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2006)
Accumulation unit value at beginning of period       $0.61   $1.11   $1.23   $1.00      --      --      --      --      --     --
Accumulation unit value at end of period             $0.86   $0.61   $1.11   $1.23      --      --      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                               3,120   4,528   2,291   2,781      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2006)
Accumulation unit value at beginning of period       $0.64   $1.20   $0.99   $1.00      --      --      --      --      --     --
Accumulation unit value at end of period             $0.99   $0.64   $1.20   $0.99      --      --      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                               1,089   1,210   1,294   2,389      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------



52  RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                  2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (09/29/2000)
Accumulation unit value at beginning of period       $1.05   $1.95   $1.69   $1.24   $1.03   $0.80   $0.54   $0.63   $0.80  $1.00
Accumulation unit value at end of period             $1.57   $1.05   $1.95   $1.69   $1.24   $1.03   $0.80   $0.54   $0.63  $0.80
Number of accumulation units outstanding at end of
  period (000 omitted)                               9,670  10,494  11,177  12,711  11,740   7,114   4,070   1,930     833    190
---------------------------------------------------------------------------------------------------------------------------------
WANGER USA (09/29/2000)
Accumulation unit value at beginning of period       $1.16   $1.93   $1.85   $1.73   $1.56   $1.33   $0.94   $1.13   $1.03  $1.00
Accumulation unit value at end of period             $1.63   $1.16   $1.93   $1.85   $1.73   $1.56   $1.33   $0.94   $1.13  $1.03
Number of accumulation units outstanding at end of
  period (000 omitted)                               9,667  11,268  13,451  14,502  14,569  10,599   6,621   2,942     855     77
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INDEX ASSET ALLOCATION FUND (05/01/2001)
(PREVIOUSLY WELLS FARGO ADVANTAGE VT ASSET ALLOCATION FUND)
Accumulation unit value at beginning of period       $0.96   $1.37   $1.28   $1.15   $1.10   $1.02   $0.84   $0.97   $1.00     --
Accumulation unit value at end of period             $1.10   $0.96   $1.37   $1.28   $1.15   $1.10   $1.02   $0.84   $0.97     --
Number of accumulation units outstanding at end of
  period (000 omitted)                               1,871   2,101   2,512   2,477   2,532   2,515   2,471   2,188   1,255     --
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND (05/01/2001)
Accumulation unit value at beginning of period       $0.80   $1.43   $1.28   $1.06   $0.98   $0.90   $0.69   $0.90   $1.00     --
Accumulation unit value at end of period             $0.90   $0.80   $1.43   $1.28   $1.06   $0.98   $0.90   $0.69   $0.90     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                 694     824   1,016   1,118   1,247   1,438     938     461      65     --
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (05/01/2001)
Accumulation unit value at beginning of period       $0.78   $1.34   $1.18   $0.97   $0.92   $0.81   $0.58   $0.94   $1.00     --
Accumulation unit value at end of period             $1.18   $0.78   $1.34   $1.18   $0.97   $0.92   $0.81   $0.58   $0.94     --
Number of accumulation units outstanding at end of
  period (000 omitted)                               1,942   1,865   2,522   1,762   1,473   1,593   1,080     587     140     --
---------------------------------------------------------------------------------------------------------------------------------








VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                  2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (11/01/2005)
(PREVIOUSLY ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period       $0.70   $1.35   $1.14   $1.06   $1.00      --      --      --      --     --
Accumulation unit value at end of period             $1.07   $0.70   $1.35   $1.14   $1.06      --      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                 330     249     316     302      65      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (08/13/2001)
Accumulation unit value at beginning of period       $0.78   $1.34   $1.29   $1.11   $1.07   $0.97   $0.74   $0.96   $1.00     --
Accumulation unit value at end of period             $0.93   $0.78   $1.34   $1.29   $1.11   $1.07   $0.97   $0.74   $0.96     --
Number of accumulation units outstanding at end of
  period (000 omitted)                               2,557   3,315   5,003   5,777   6,121   5,022   3,923   2,930     730     --
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (08/13/2001)
Accumulation unit value at beginning of period       $1.21   $2.61   $2.49   $1.86   $1.61   $1.31   $0.92   $0.98   $1.00     --
Accumulation unit value at end of period             $1.61   $1.21   $2.61   $2.49   $1.86   $1.61   $1.31   $0.92   $0.98     --
Number of accumulation units outstanding at end of
  period (000 omitted)                               4,591   6,466   6,875   6,633   5,012   2,202   1,112     400      29     --
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS I (09/29/2000)
Accumulation unit value at beginning of period       $0.65   $1.19   $1.02   $0.82   $0.73   $0.64   $0.52   $0.66   $0.94  $1.00
Accumulation unit value at end of period             $0.86   $0.65   $1.19   $1.02   $0.82   $0.73   $0.64   $0.52   $0.66  $0.94
Number of accumulation units outstanding at end of
  period (000 omitted)                                 559     738   1,120   1,194   1,304   1,372   1,559   1,484   1,421    313
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value at beginning of period       $0.67   $0.90   $1.00      --      --      --      --      --      --     --
Accumulation unit value at end of period             $0.87   $0.67   $0.90      --      --      --      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                               1,306   1,860   1,583      --      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (11/01/2005)
Accumulation unit value at beginning of period       $0.69   $1.19   $0.99   $1.04   $1.00      --      --      --      --     --
Accumulation unit value at end of period             $0.91   $0.69   $1.19   $0.99   $1.04      --      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                 473     394     409   1,987     389      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS I (09/29/2000)
Accumulation unit value at beginning of period       $1.31   $1.81   $1.93   $1.64   $1.58   $1.39   $1.09   $1.26   $1.13  $1.00
Accumulation unit value at end of period             $1.56   $1.31   $1.81   $1.93   $1.64   $1.58   $1.39   $1.09   $1.26  $1.13
Number of accumulation units outstanding at end of
  period (000 omitted)                                 421     753   1,491   1,739   1,751   1,713   1,494   1,337   1,354     89
---------------------------------------------------------------------------------------------------------------------------------
CALVERT VARIABLE SERIES, INC. VP SRI SOCIAL BALANCED PORTFOLIO (09/29/2000)
Accumulation unit value at beginning of period       $0.74   $1.08   $1.06   $0.99   $0.94   $0.88   $0.74   $0.86   $0.93  $1.00
Accumulation unit value at end of period             $0.91   $0.74   $1.08   $1.06   $0.99   $0.94   $0.88   $0.74   $0.86  $0.93
Number of accumulation units outstanding at end of
  period (000 omitted)                               1,174   1,596   1,765   1,878   1,638     959     544     311     289     15
---------------------------------------------------------------------------------------------------------------------------------



    RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  53

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                  2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2006)
Accumulation unit value at beginning of period       $0.71   $1.19   $1.02   $1.00      --      --      --      --      --     --
Accumulation unit value at end of period             $0.89   $0.71   $1.19   $1.02      --      --      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                              13,094  10,986   6,387   3,929      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2006)
Accumulation unit value at beginning of period       $0.65   $1.26   $1.07   $1.00      --      --      --      --      --     --
Accumulation unit value at end of period             $0.88   $0.65   $1.26   $1.07      --      --      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                 959   1,003   1,019   1,770      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2006)
Accumulation unit value at beginning of period       $0.74   $1.13   $0.97   $1.00      --      --      --      --      --     --
Accumulation unit value at end of period             $0.88   $0.74   $1.13   $0.97      --      --      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                               1,351   1,404     789   1,558      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - U.S. EQUITY FLEX I PORTFOLIO* (10/02/2009)
Accumulation unit value at beginning of period       $1.00      --      --      --      --      --      --      --      --     --
Accumulation unit value at end of period             $1.08      --      --      --      --      --      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                 128      --      --      --      --      --      --      --      --     --
*Credit Suisse Trust - U.S. Equity Flex III Portfolio reorganized into Credit Suisse Trust - U.S. Equity Flex I Portfolio on Oct.
  2, 2009
---------------------------------------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2006)
Accumulation unit value at beginning of period       $0.75   $1.04   $1.03   $1.00      --      --      --      --      --     --
Accumulation unit value at end of period             $1.07   $0.75   $1.04   $1.03      --      --      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                               5,379   4,487   3,603   3,669      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period       $0.97   $1.67   $1.47   $1.21   $1.05   $1.00      --      --      --     --
Accumulation unit value at end of period             $1.11   $0.97   $1.67   $1.47   $1.21   $1.05      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                               3,967     460     658     813     645      40      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period       $0.68   $1.20   $1.03   $1.00      --      --      --      --      --     --
Accumulation unit value at end of period             $0.91   $0.68   $1.20   $1.03      --      --      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                               7,800  12,130   8,730   7,042      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO SERVICE CLASS (09/29/2000)
Accumulation unit value at beginning of period       $0.69   $1.20   $1.08   $0.97   $0.91   $0.87   $0.71   $0.86   $0.95  $1.00
Accumulation unit value at end of period             $0.87   $0.69   $1.20   $1.08   $0.97   $0.91   $0.87   $0.71   $0.86  $0.95
Number of accumulation units outstanding at end of
  period (000 omitted)                               1,350   1,847   2,885   3,369   3,780   3,892   3,776   3,442   3,397    402
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS (09/29/2000)
Accumulation unit value at beginning of period       $1.29   $2.16   $1.89   $1.69   $1.45   $1.17   $0.85   $0.96   $1.00  $1.00
Accumulation unit value at end of period             $1.80   $1.29   $2.16   $1.89   $1.69   $1.45   $1.17   $0.85   $0.96  $1.00
Number of accumulation units outstanding at end of
  period (000 omitted)                               1,299   1,842   2,903   3,269   3,605   3,582   3,450   3,017   3,118    439
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS (09/29/2000)
Accumulation unit value at beginning of period       $0.80   $1.44   $1.24   $1.06   $0.90   $0.80   $0.56   $0.71   $0.92  $1.00
Accumulation unit value at end of period             $1.00   $0.80   $1.44   $1.24   $1.06   $0.90   $0.80   $0.56   $0.71  $0.92
Number of accumulation units outstanding at end of
  period (000 omitted)                                 500     683   1,174   1,258   1,169   1,245   1,023     973   1,046    148
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (09/29/2000)
Accumulation unit value at beginning of period       $1.18   $2.07   $2.64   $2.21   $1.96   $1.50   $1.12   $1.11   $1.04  $1.00
Accumulation unit value at end of period             $1.39   $1.18   $2.07   $2.64   $2.21   $1.96   $1.50   $1.12   $1.11  $1.04
Number of accumulation units outstanding at end of
  period (000 omitted)                               1,987   2,520   3,992   5,455   6,194   5,320   3,834   2,650   1,215    150
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (09/29/2000)
Accumulation unit value at beginning of period       $1.41   $2.13   $2.20   $1.90   $1.76   $1.44   $1.10   $1.22   $1.08  $1.00
Accumulation unit value at end of period             $1.81   $1.41   $2.13   $2.20   $1.90   $1.76   $1.44   $1.10   $1.22  $1.08
Number of accumulation units outstanding at end of
  period (000 omitted)                               1,730   2,095   3,284   3,540   3,470   2,522   1,628     986     410     56
---------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (09/29/2000)
Accumulation unit value at beginning of period       $1.51   $2.43   $2.37   $2.06   $1.85   $1.48   $1.16   $1.23   $1.11  $1.00
Accumulation unit value at end of period             $2.00   $1.51   $2.43   $2.37   $2.06   $1.85   $1.48   $1.16   $1.23  $1.11
Number of accumulation units outstanding at end of
  period (000 omitted)                               3,248   4,092   6,530   7,397   7,580   5,065   3,549   2,398   1,096    162
---------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED SMALL CAP EQUITY FUND - INSTITUTIONAL SHARES (09/29/2000)
Accumulation unit value at beginning of period       $0.88   $1.35   $1.63   $1.47   $1.40   $1.21   $0.84   $1.00   $0.96  $1.00
Accumulation unit value at end of period             $1.12   $0.88   $1.35   $1.63   $1.47   $1.40   $1.21   $0.84   $1.00  $0.96
Number of accumulation units outstanding at end of
  period (000 omitted)                                 222     243     343     372     413     521     565     661     727    107
---------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (09/29/2000)
Accumulation unit value at beginning of period       $0.64   $1.03   $1.06   $0.94   $0.89   $0.79   $0.61   $0.79   $0.91  $1.00
Accumulation unit value at end of period             $0.77   $0.64   $1.03   $1.06   $0.94   $0.89   $0.79   $0.61   $0.79  $0.91
Number of accumulation units outstanding at end of
  period (000 omitted)                               3,364   4,344   5,998   7,046   7,488   4,379   2,692   2,301   1,422    202
---------------------------------------------------------------------------------------------------------------------------------



54  RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                  2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES (09/29/2000)
(PREVIOUSLY AIM V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES)
Accumulation unit value at beginning of period       $0.43   $0.75   $0.68   $0.65   $0.60   $0.57   $0.44   $0.59   $0.78  $1.00
Accumulation unit value at end of period             $0.52   $0.43   $0.75   $0.68   $0.65   $0.60   $0.57   $0.44   $0.59  $0.78
Number of accumulation units outstanding at end of
  period (000 omitted)                                 445     610     948   1,117   1,181   1,364   1,417   1,542   1,628    576
---------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES I SHARES (09/29/2000)
(PREVIOUSLY AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES I SHARES)
Accumulation unit value at beginning of period       $0.74   $1.41   $1.29   $1.11   $1.03   $0.90   $0.67   $0.86   $0.94  $1.00
Accumulation unit value at end of period             $1.04   $0.74   $1.41   $1.29   $1.11   $1.03   $0.90   $0.67   $0.86  $0.94
Number of accumulation units outstanding at end of
  period (000 omitted)                                 150     202     291     308     451     603     627     754   1,015    468
---------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2006)
(PREVIOUSLY AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES)
Accumulation unit value at beginning of period       $0.80   $1.13   $1.02   $1.00      --      --      --      --      --     --
Accumulation unit value at end of period             $1.01   $0.80   $1.13   $1.02      --      --      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                 432     545     444     892      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (11/01/2005)
(PREVIOUSLY AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES)
Accumulation unit value at beginning of period       $0.92   $1.57   $1.38   $1.09   $1.00      --      --      --      --     --
Accumulation unit value at end of period             $1.23   $0.92   $1.57   $1.38   $1.09      --      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                               3,824   3,203   1,506      41      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES ENTERPRISE PORTFOLIO: SERVICE SHARES (09/29/2000)
Accumulation unit value at beginning of period       $0.39   $0.70   $0.58   $0.52   $0.46   $0.39   $0.29   $0.41   $0.68  $1.00
Accumulation unit value at end of period             $0.56   $0.39   $0.70   $0.58   $0.52   $0.46   $0.39   $0.29   $0.41  $0.68
Number of accumulation units outstanding at end of
  period (000 omitted)                                 679     834   1,038   1,226   1,353   1,509   1,785   2,305   2,460    682
---------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES GLOBAL TECHNOLOGY PORTFOLIO: SERVICE SHARES (09/29/2000)
Accumulation unit value at beginning of period       $0.29   $0.53   $0.44   $0.41   $0.37   $0.37   $0.26   $0.44   $0.71  $1.00
Accumulation unit value at end of period             $0.45   $0.29   $0.53   $0.44   $0.41   $0.37   $0.37   $0.26   $0.44  $0.71
Number of accumulation units outstanding at end of
  period (000 omitted)                                 827     929   1,099   1,145   1,143   1,305   1,427   1,276   1,190    260
---------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period       $0.63   $1.06   $1.00      --      --      --      --      --      --     --
Accumulation unit value at end of period             $0.85   $0.63   $1.06      --      --      --      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                               9,604   7,662   4,056      --      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES OVERSEAS PORTFOLIO: SERVICE SHARES (09/29/2000)
Accumulation unit value at beginning of period       $0.86   $1.83   $1.44   $0.99   $0.76   $0.65   $0.48   $0.66   $0.87  $1.00
Accumulation unit value at end of period             $1.53   $0.86   $1.83   $1.44   $0.99   $0.76   $0.65   $0.48   $0.66  $0.87
Number of accumulation units outstanding at end of
  period (000 omitted)                               2,567   3,402   4,652   4,123   3,778   3,724   3,654   4,229   3,147    640
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (09/29/2000)
Accumulation unit value at beginning of period       $0.46   $0.73   $0.67   $0.63   $0.61   $0.56   $0.46   $0.65   $0.87  $1.00
Accumulation unit value at end of period             $0.63   $0.46   $0.73   $0.67   $0.63   $0.61   $0.56   $0.46   $0.65  $0.87
Number of accumulation units outstanding at end of
  period (000 omitted)                               2,935   2,841   3,602   4,618   5,560   5,021   4,726   4,234   3,342    685
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (09/29/2000)
Accumulation unit value at beginning of period       $0.56   $0.94   $0.92   $0.83   $0.79   $0.75   $0.57   $0.85   $0.90  $1.00
Accumulation unit value at end of period             $0.90   $0.56   $0.94   $0.92   $0.83   $0.79   $0.75   $0.57   $0.85  $0.90
Number of accumulation units outstanding at end of
  period (000 omitted)                               1,422   1,779   2,321   2,844   3,667   4,463   4,471   3,982   2,670    527
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (08/13/2001)
Accumulation unit value at beginning of period       $1.37   $2.22   $1.76   $1.36   $1.18   $0.91   $0.68   $0.89   $1.00     --
Accumulation unit value at end of period             $1.80   $1.37   $2.22   $1.76   $1.36   $1.18   $0.91   $0.68   $0.89     --
Number of accumulation units outstanding at end of
  period (000 omitted)                               1,909   2,107   2,729   2,801   2,287   1,297     759     512     218     --
---------------------------------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL PORTFOLIO (CLASS S) (05/01/2006)
Accumulation unit value at beginning of period       $0.57   $1.07   $1.04   $1.00      --      --      --      --      --     --
Accumulation unit value at end of period             $0.75   $0.57   $1.07   $1.04      --      --      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                               2,376   2,572   1,809   1,600      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period       $0.87   $1.48   $1.41   $1.21   $1.07   $1.00      --      --      --     --
Accumulation unit value at end of period             $1.21   $0.87   $1.48   $1.41   $1.21   $1.07      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                               1,583   1,652   2,077   2,319   1,151      31      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (11/15/2004)
(PREVIOUSLY OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES)
Accumulation unit value at beginning of period       $1.01   $1.20   $1.10   $1.04   $1.02   $1.00      --      --      --     --
Accumulation unit value at end of period             $1.19   $1.01   $1.20   $1.10   $1.04   $1.02      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                              18,400  19,714  18,443  11,811   5,096      84      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------



    RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  55

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                  2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period       $0.77   $1.26   $1.29   $1.14   $1.05   $1.00      --      --      --     --
Accumulation unit value at end of period             $1.05   $0.77   $1.26   $1.29   $1.14   $1.05      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                 732     760   1,153     883     417      22      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2006)
Accumulation unit value at beginning of period       $0.93   $1.12   $1.04   $1.00      --      --      --      --      --     --
Accumulation unit value at end of period             $1.12   $0.93   $1.12   $1.04      --      --      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                               7,370   8,193   5,022   4,812      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (09/29/2000)
Accumulation unit value at beginning of period       $0.36   $0.66   $0.64   $0.62   $0.55   $0.47   $0.36   $0.52   $0.79  $1.00
Accumulation unit value at end of period             $0.49   $0.36   $0.66   $0.64   $0.62   $0.55   $0.47   $0.36   $0.52  $0.79
Number of accumulation units outstanding at end of
  period (000 omitted)                                 614     823   1,249   1,563   2,018   2,390   2,773   3,507   4,095  1,162
---------------------------------------------------------------------------------------------------------------------------------
ROYCE CAPITAL FUND - MICRO-CAP PORTFOLIO, INVESTMENT CLASS (09/29/2000)
Accumulation unit value at beginning of period       $1.40   $2.49   $2.42   $2.02   $1.82   $1.62   $1.10   $1.27   $0.99  $1.00
Accumulation unit value at end of period             $2.19   $1.40   $2.49   $2.42   $2.02   $1.82   $1.62   $1.10   $1.27  $0.99
Number of accumulation units outstanding at end of
  period (000 omitted)                                 307     423     692     780     875     985   1,056     940     853    210
---------------------------------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - AGGRESSIVE (05/01/2008)
Accumulation unit value at beginning of period       $0.71   $1.00      --      --      --      --      --      --      --     --
Accumulation unit value at end of period             $0.87   $0.71      --      --      --      --      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                  14      --      --      --      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - CONSERVATIVE (05/01/2008)
Accumulation unit value at beginning of period       $0.84   $1.00      --      --      --      --      --      --      --     --
Accumulation unit value at end of period             $0.97   $0.84      --      --      --      --      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                 116     225      --      --      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATE (05/01/2008)
Accumulation unit value at beginning of period       $0.76   $1.00      --      --      --      --      --      --      --     --
Accumulation unit value at end of period             $0.91   $0.76      --      --      --      --      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                 595     197      --      --      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATELY AGGRESSIVE (05/01/2008)
Accumulation unit value at beginning of period       $0.73   $1.00      --      --      --      --      --      --      --     --
Accumulation unit value at end of period             $0.89   $0.73      --      --      --      --      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                 131      32      --      --      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATELY CONSERVATIVE (05/01/2008)
Accumulation unit value at beginning of period       $0.79   $1.00      --      --      --      --      --      --      --     --
Accumulation unit value at end of period             $0.94   $0.79      --      --      --      --      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                 766     329      --      --      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of period       $0.77   $1.10   $1.09   $0.97   $0.94   $0.86   $0.73   $0.84   $0.95  $1.00
Accumulation unit value at end of period             $0.94   $0.77   $1.10   $1.09   $0.97   $0.94   $0.86   $0.73   $0.84  $0.95
Number of accumulation units outstanding at end of
  period (000 omitted)                               1,503   1,256   2,079   1,672   1,877   1,818   1,979   1,811   1,468    387
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3)* (09/29/2000)
Accumulation unit value at beginning of period       $1.14   $1.13   $1.09   $1.05   $1.03   $1.04   $1.04   $1.04   $1.01  $1.00
Accumulation unit value at end of period             $1.13   $1.14   $1.13   $1.09   $1.05   $1.03   $1.04   $1.04   $1.04  $1.01
Number of accumulation units outstanding at end of
  period (000 omitted)                              10,791  17,221  16,036  11,540   7,130   8,287  10,038  12,020  13,646  4,153
*The 7-day simple and compound yields for RVST RiverSource Variable Portfolio - Cash Management Fund at Dec. 31, 2009 were
  (0.98%) and (0.98%), respectively
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of period       $1.23   $1.33   $1.28   $1.23   $1.22   $1.18   $1.14   $1.09   $1.02  $1.00
Accumulation unit value at end of period             $1.40   $1.23   $1.33   $1.28   $1.23   $1.22   $1.18   $1.14   $1.09  $1.02
Number of accumulation units outstanding at end of
  period (000 omitted)                              24,712  25,908  24,395  21,045  15,251  10,446   8,654   7,278   4,119    600
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of period       $1.11   $1.89   $1.77   $1.49   $1.32   $1.13   $0.81   $1.01   $1.00  $1.00
Accumulation unit value at end of period             $1.41   $1.11   $1.89   $1.77   $1.49   $1.32   $1.13   $0.81   $1.01  $1.00
Number of accumulation units outstanding at end of
  period (000 omitted)                              15,846  16,588  17,673  17,788  12,648   8,024   4,235   2,480   1,303     83
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of period       $0.52   $0.90   $0.89   $0.78   $0.74   $0.70   $0.55   $0.71   $0.88  $1.00
Accumulation unit value at end of period             $0.64   $0.52   $0.90   $0.89   $0.78   $0.74   $0.70   $0.55   $0.71  $0.88
Number of accumulation units outstanding at end of
  period (000 omitted)                               5,331   6,962   9,846  11,629   5,105   1,558     831     450     326     65
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL BOND FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of period       $1.53   $1.55   $1.45   $1.38   $1.46   $1.34   $1.20   $1.05   $1.05  $1.00
Accumulation unit value at end of period             $1.69   $1.53   $1.55   $1.45   $1.38   $1.46   $1.34   $1.20   $1.05  $1.05
Number of accumulation units outstanding at end of
  period (000 omitted)                               7,293   7,887   7,970   6,731   5,648   3,777   2,836   1,944   1,001    174
---------------------------------------------------------------------------------------------------------------------------------



56  RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                  2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 3) (11/15/2004)
Accumulation unit value at beginning of period       $1.10   $1.11   $1.04   $1.03   $1.02   $1.00      --      --      --     --
Accumulation unit value at end of period             $1.16   $1.10   $1.11   $1.04   $1.03   $1.02      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                              10,837   6,093   4,970   5,558   3,131     218      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of period       $1.04   $1.40   $1.39   $1.27   $1.23   $1.11   $0.90   $0.97   $0.93  $1.00
Accumulation unit value at end of period             $1.58   $1.04   $1.40   $1.39   $1.27   $1.23   $1.11   $0.90   $0.97  $0.93
Number of accumulation units outstanding at end of
  period (000 omitted)                               5,150   6,762  10,346  11,919  13,288  12,815  10,123   5,961   3,548    577
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 3) (11/15/2004)
Accumulation unit value at beginning of period       $0.90   $1.12   $1.10   $1.03   $1.01   $1.00      --      --      --     --
Accumulation unit value at end of period             $1.27   $0.90   $1.12   $1.10   $1.03   $1.01      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                               7,874   4,529   3,644   3,835   1,067       1      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP GROWTH FUND (CLASS 3) (05/01/2001)
Accumulation unit value at beginning of period       $0.74   $1.35   $1.20   $1.22   $1.11   $1.03   $0.85   $0.99   $1.00     --
Accumulation unit value at end of period             $1.20   $0.74   $1.35   $1.20   $1.22   $1.11   $1.03   $0.85   $0.99     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                 854     698     907   1,092   1,256   1,359     811     401     184     --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP VALUE FUND (CLASS 3) (05/02/2005)
Accumulation unit value at beginning of period       $0.81   $1.48   $1.36   $1.19   $1.00      --      --      --      --     --
Accumulation unit value at end of period             $1.13   $0.81   $1.48   $1.36   $1.19      --      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                               1,532   2,373   2,137   2,846     247      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of period       $0.65   $1.04   $1.00   $0.88   $0.85   $0.78   $0.61   $0.80   $0.92  $1.00
Accumulation unit value at end of period             $0.81   $0.65   $1.04   $1.00   $0.88   $0.85   $0.78   $0.61   $0.80  $0.92
Number of accumulation units outstanding at end of
  period (000 omitted)                               4,108   4,734   5,995   6,656   7,646   7,782   5,947   3,742   1,886    113
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of period       $1.19   $1.23   $1.18   $1.15   $1.14   $1.14   $1.14   $1.08   $1.03  $1.00
Accumulation unit value at end of period             $1.24   $1.19   $1.23   $1.18   $1.15   $1.14   $1.14   $1.14   $1.08  $1.03
Number of accumulation units outstanding at end of
  period (000 omitted)                               5,800   6,695   7,227   7,765   9,250   9,832   9,828   8,010   4,050    474
---------------------------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - GROWTH FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of period       $0.33   $0.60   $0.59   $0.54   $0.50   $0.46   $0.39   $0.53   $0.77  $1.00
Accumulation unit value at end of period             $0.45   $0.33   $0.60   $0.59   $0.54   $0.50   $0.46   $0.39   $0.53  $0.77
Number of accumulation units outstanding at end of
  period (000 omitted)                               2,970   4,065   7,041   7,585   8,017   3,588   4,296   2,674   2,826  1,195
---------------------------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - LARGER-CAP VALUE FUND (CLASS 3) (11/15/2004)
Accumulation unit value at beginning of period       $0.75   $1.24   $1.26   $1.07   $1.03   $1.00      --      --      --     --
Accumulation unit value at end of period             $0.93   $0.75   $1.24   $1.26   $1.07   $1.03      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                  65      58     137     175      76      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - SMALLER-CAP VALUE FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of period       $0.82   $1.35   $1.42   $1.28   $1.24   $1.05   $0.72   $0.88   $0.95  $1.00
Accumulation unit value at end of period             $1.14   $0.82   $1.35   $1.42   $1.28   $1.24   $1.05   $0.72   $0.88  $0.95
Number of accumulation units outstanding at end of
  period (000 omitted)                                 661     922   1,550   1,998   2,289   2,188   1,581     998     599    100
---------------------------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - EMERGING MARKETS FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of period       $1.52   $3.32   $2.43   $1.83   $1.38   $1.12   $0.81   $0.86   $0.88  $1.00
Accumulation unit value at end of period             $2.63   $1.52   $3.32   $2.43   $1.83   $1.38   $1.12   $0.81   $0.86  $0.88
Number of accumulation units outstanding at end of
  period (000 omitted)                               2,172   3,087   2,342   2,078   1,792     593     234     195     107     12
---------------------------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of period       $0.70   $1.18   $1.06   $0.86   $0.76   $0.66   $0.52   $0.64   $0.91  $1.00
Accumulation unit value at end of period             $0.88   $0.70   $1.18   $1.06   $0.86   $0.76   $0.66   $0.52   $0.64  $0.91
Number of accumulation units outstanding at end of
  period (000 omitted)                               1,767   2,293   3,109   3,065   2,785   1,364     594     495     455    316
---------------------------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 3) (05/01/2006)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of period       $0.68   $1.11   $1.08   $1.00      --      --      --      --      --     --
Accumulation unit value at end of period             $0.88   $0.68   $1.11   $1.08      --      --      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                               9,462   5,838   3,261   3,580      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 3) (11/15/2004)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period       $0.78   $1.25   $1.19   $1.04   $1.04   $1.00      --      --      --     --
Accumulation unit value at end of period             $1.06   $0.78   $1.25   $1.19   $1.04   $1.04      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                  79      68     147     142     161      42      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------



    RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  57

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                  2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (08/14/2001)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period       $1.21   $1.78   $1.89   $1.59   $1.51   $1.27   $0.93   $1.07   $1.00     --
Accumulation unit value at end of period             $1.63   $1.21   $1.78   $1.89   $1.59   $1.51   $1.27   $0.93   $1.07     --
Number of accumulation units outstanding at end of
  period (000 omitted)                               4,980   5,355   4,855   4,430   4,724   3,930   3,089   2,209     628     --
---------------------------------------------------------------------------------------------------------------------------------
THIRD AVENUE VALUE PORTFOLIO (09/29/2000)
Accumulation unit value at beginning of period       $1.27   $2.27   $2.41   $2.10   $1.85   $1.56   $1.10   $1.25   $1.11  $1.00
Accumulation unit value at end of period             $1.82   $1.27   $2.27   $2.41   $2.10   $1.85   $1.56   $1.10   $1.25  $1.11
Number of accumulation units outstanding at end of
  period (000 omitted)                                 660     961   1,491   1,667   1,838   1,839   1,807   1,828   1,677    215
---------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (11/15/2004)
Accumulation unit value at beginning of period       $0.75   $1.18   $1.22   $1.06   $1.03   $1.00      --      --      --     --
Accumulation unit value at end of period             $0.96   $0.75   $1.18   $1.22   $1.06   $1.03      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                               5,235   6,904   5,924   6,990   4,754      97      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2006)
Accumulation unit value at beginning of period       $0.61   $1.11   $1.22   $1.00      --      --      --      --      --     --
Accumulation unit value at end of period             $0.86   $0.61   $1.11   $1.22      --      --      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                               1,775   2,665   1,324   1,445      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2006)
Accumulation unit value at beginning of period       $0.63   $1.20   $0.99   $1.00      --      --      --      --      --     --
Accumulation unit value at end of period             $0.98   $0.63   $1.20   $0.99      --      --      --      --      --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                 605     622     495   1,082      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (09/29/2000)
Accumulation unit value at beginning of period       $1.04   $1.92   $1.67   $1.23   $1.02   $0.79   $0.54   $0.63   $0.80  $1.00
Accumulation unit value at end of period             $1.54   $1.04   $1.92   $1.67   $1.23   $1.02   $0.79   $0.54   $0.63  $0.80
Number of accumulation units outstanding at end of
  period (000 omitted)                               5,754   6,744   8,393   8,969   8,190   5,277   3,289   2,052   1,069    225
---------------------------------------------------------------------------------------------------------------------------------
WANGER USA (09/29/2000)
Accumulation unit value at beginning of period       $1.14   $1.90   $1.82   $1.71   $1.55   $1.32   $0.93   $1.13   $1.02  $1.00
Accumulation unit value at end of period             $1.60   $1.14   $1.90   $1.82   $1.71   $1.55   $1.32   $0.93   $1.13  $1.02
Number of accumulation units outstanding at end of
  period (000 omitted)                               6,599   7,777   9,982  11,009  11,377   8,711   6,164   3,595   1,227    128
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INDEX ASSET ALLOCATION FUND (05/01/2001)
(PREVIOUSLY WELLS FARGO ADVANTAGE VT ASSET ALLOCATION FUND)
Accumulation unit value at beginning of period       $0.95   $1.35   $1.26   $1.14   $1.09   $1.01   $0.84   $0.97   $1.00     --
Accumulation unit value at end of period             $1.08   $0.95   $1.35   $1.26   $1.14   $1.09   $1.01   $0.84   $0.97     --
Number of accumulation units outstanding at end of
  period (000 omitted)                               1,069   1,473   2,175   2,018   1,925   2,001   2,040   1,735     698     --
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND (05/01/2001)
Accumulation unit value at beginning of period       $0.79   $1.41   $1.26   $1.05   $0.97   $0.89   $0.69   $0.90   $1.00     --
Accumulation unit value at end of period             $0.88   $0.79   $1.41   $1.26   $1.05   $0.97   $0.89   $0.69   $0.90     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                 186     284     475     510     530     551     564     375      97     --
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (05/01/2001)
Accumulation unit value at beginning of period       $0.76   $1.32   $1.17   $0.96   $0.91   $0.81   $0.58   $0.94   $1.00     --
Accumulation unit value at end of period             $1.16   $0.76   $1.32   $1.17   $0.96   $0.91   $0.81   $0.58   $0.94     --
Number of accumulation units outstanding at end of
  period (000 omitted)                               1,258   1,243   1,559   1,303   1,423   1,489   1,344     816     222     --
---------------------------------------------------------------------------------------------------------------------------------





58  RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..............  p.  3
Rating Agencies..........................  p.  4
Revenues Received During Calendar Year
  2009...................................  p.  4
Principal Underwriter....................  p.  5
Independent Registered Public Accounting
  Firm...................................  p.  5
Financial Statements





    RIVERSOURCE RETIREMENT ADVISOR VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  59

(RIVERSOURCE INSURANCE LOGO)

RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
Albany, NY 12203
1 (800) 541-2251

           RiverSource Distributors, Inc. (Distributor), Member FINRA. Insurance and annuity products are issued by RiverSource Life Insurance Co. of
                           New York, Albany, New York.
Both companies are affiliated with Ameriprise Financial Services, Inc. Only
                        RiverSource Life Insurance Co. of
       New York is authorized to sell insurance and annuities in New York.


      (C)2008-2010 RiverSource Life Insurance Company. All rights reserved.


S-6471 M (4/10)

PROSPECTUS


APRIL 30, 2010


RIVERSOURCE

RETIREMENT ADVISOR ADVANTAGE(R) VARIABLE ANNUITY

RIVERSOURCE

RETIREMENT ADVISOR SELECT(R) VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITIES

New RiverSource Retirement Advisor Advantage Variable Annuity and RiverSource Retirement Advisor Select Variable Annuity contracts are not currently being offered.

ISSUED BY:  RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK (RIVERSOURCE LIFE OF NY)

            20 Madison Avenue Extension
            Albany, NY 12203
            Telephone: (800) 541-2251
            ameriprise.com/variableannuities
            RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

This prospectus contains information that you should know before investing in the RiverSource Retirement Advisor Advantage Variable Annuity (RAVA Advantage) or the RiverSource Retirement Advisor Select Variable Annuity (RAVA Select). Prospectuses are also available for:



- AllianceBernstein Variable Products Series Fund, Inc.
- American Century Variable Portfolios, Inc.
- Calvert Variable Series, Inc.
- Columbia Funds Variable Insurance Trust
- Credit Suisse Trust
- Eaton Vance Variable Trust
- Evergreen Variable Annuity Trust
- Fidelity(R) Variable Insurance Products - Service Class 2
- Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) - Class 2
- Goldman Sachs Variable Insurance Trust (VIT)


- Invesco Variable Insurance Trust

- Janus Aspen Series: Service Shares
- MFS(R) Variable Insurance Trust(SM)
- Neuberger Berman Advisers Management Trust
- Oppenheimer Variable Account Funds - Service Shares
- PIMCO Variable Insurance Trust (VIT)
- Putnam Variable Trust - Class IB Shares
- RiverSource Variable Series Trust (RVST)
- The Universal Institutional Funds, Inc.

- Van Kampen Life Investment Trust

- Wanger Advisors Trust
- Wells Fargo Variable Trust

Please read the prospectuses carefully and keep them for future reference.

The contracts provide for purchase payment credits which we may reverse under certain circumstances. Expenses from contracts with purchase payment credits may be higher than those for contracts without such credits. The amount of the credit may be more than offset by additional expenses associated with the credit.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life of NY at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Be sure to ask your financial advisor about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.


RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE
                                             ANNUITY - NEW YORK -- PROSPECTUS  1

This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents. RiverSource Life of NY has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

RiverSource Life of NY offers several different annuities which your financial advisor may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, surrender charge schedules and access to your annuity account values. The fees and charges may also be different between each annuity.

TABLE OF CONTENTS



KEY TERMS..............................................    3
THE CONTRACT IN BRIEF..................................    5
EXPENSE SUMMARY........................................    7
CONDENSED FINANCIAL INFORMATION (UNAUDITED)............   14
FINANCIAL STATEMENTS...................................   14
THE VARIABLE ACCOUNT AND THE FUNDS.....................   14
THE FIXED ACCOUNT......................................   25
BUYING YOUR CONTRACT...................................   25
CHARGES................................................   28
VALUING YOUR INVESTMENT................................   31
MAKING THE MOST OF YOUR CONTRACT.......................   32
SURRENDERS.............................................   40
TSA -- SPECIAL PROVISIONS..............................   41
CHANGING OWNERSHIP.....................................   41
BENEFITS IN CASE OF DEATH -- STANDARD DEATH BENEFIT....   42
OPTIONAL BENEFITS......................................   43
THE ANNUITY PAYOUT PERIOD..............................   45
TAXES..................................................   46
VOTING RIGHTS..........................................   50
SUBSTITUTION OF INVESTMENTS............................   50
ABOUT THE SERVICE PROVIDERS............................   50
APPENDIX: CONDENSED FINANCIAL INFORMATION (UNAUDITED)..   52
TABLE OF CONTENTS OF THE
  STATEMENT OF ADDITIONAL INFORMATION..................   75





2 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.


ANNUITANT: The person or persons on whose life or life expectancy the annuity payouts are based.


ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FIXED ACCOUNT: An account to which you may allocate purchase payments. Amounts you allocate to this account earn interest at rates that we declare periodically.

FUNDS: Investment options under your contract. Unless an asset allocation program is in effect, you may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.

GOOD ORDER: We cannot process your transaction request relating to the contract until we have received the request in good order at our corporate office. "Good order" means the actual receipt of the requested transaction in writing, along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; the signatures of all contract owners, exactly as registered on the contract, if necessary; Social Security Number or Taxpayer Identification Number; and any other information or supporting documentation that we may require. With respect to purchase requests, "good order" also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT (MAV): This is an optional benefit you can add to your contract for an additional charge that is intended to provide additional death benefit protection in the event of fluctuating fund values.

OWNER (YOU, YOUR): A person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.


PORTFOLIO NAVIGATOR PROGRAM (PN PROGRAM): This is an optional program in which you may elect to participate. Prior to May 10, 2010, the program required adding a rider for an additional charge. Beginning May 10, 2010, the rider is not required to select the PN program.


PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on total purchase payments.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:


- Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code



- Roth IRAs including inherited Roth IRAs under Section 408A of the Code


- SIMPLE IRAs under Section 408(p) of the Code

- Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code

- Plans under Section 401(k) of the Code


RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE
                                             ANNUITY - NEW YORK -- PROSPECTUS  3

- Custodial and investment only accounts maintained for qualified plans under
  Section 401(a) of the Code

- Tax-Sheltered Annuities (TSAs) under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.


RIDER: You receive a rider when you purchase the MAV and/or PN. Beginning May 10, 2010, the PN rider is not required to select the PN program. The rider adds the terms of this optional benefit to your contract.


RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.

RIVERSOURCE LIFE OF NY: In this prospectus, "we," "us," "our" and "RiverSource Life of NY" refer to RiverSource Life Insurance Co. of New York.

SETTLEMENT DATE: The date when annuity payouts are scheduled to begin.

SURRENDER VALUE: The amount you are entitled to receive if you make a full surrender from your contract. It is the contract value minus any applicable charges.

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or surrender request) in good order at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.


4 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

THE CONTRACT IN BRIEF

This prospectus describes two contracts. RAVA Advantage offers a seven-year surrender charge schedule and relatively lower expenses. RAVA Select offers a three-year surrender charge schedule and relatively higher expenses. The information in this prospectus applies to both contracts unless stated otherwise.

PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the fixed account and/or subaccounts under the contract; however, you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the settlement date, the contract provides lifetime or other forms of payout of your contract value. As in the case of other annuities, it may not be advantageous for you to purchase this contract as a replacement for, or in addition to, an existing annuity contract or life insurance policy.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions (RMDs). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the potential tax implications to you.

FREE LOOK PERIOD: You may return your contract to your financial advisor or to our corporate office within the time stated on the first page of your contract. Under RAVA Advantage you will receive a full refund of the contract value, less the amount of any purchase payment credits. (See "Valuing Your
Investment -- Purchase payment credits.") We will not deduct any other charges. Under RAVA Select you will receive a refund of your contract value less the value of the purchase payment credit. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (Exception: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Generally, you may allocate your purchase payments among any or all of:

- the subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the settlement date will equal or exceed the total purchase payments you allocate to the subaccounts. (see "The Variable Account and the Funds")

- the fixed account, which earns interest at a rate that we adjust periodically. (see "The Fixed Account")

BUYING YOUR CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future. (see "Buying Your Contract")

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. You may establish automated transfers among the accounts. Fixed account transfers are subject to special restrictions. (see "Making the Most of Your
Contract -- Transferring Among Accounts")

SURRENDERS: You may surrender all or part of your contract value at any time before the settlement date. You also may establish automated partial surrenders. Surrenders may be subject to charges and income taxes (including an IRS penalty if you surrender prior to your reaching age 59 1/2) and may have other tax consequences; also, certain restrictions apply. (see "Surrenders")

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value, except in the case of a purchase payment credit reversal. (see "Benefits in Case of Death -- Standard Death Benefit")

OPTIONAL BENEFITS: These contracts offer optional features that are available for additional charges if you meet certain criteria. (see "Optional Benefits")


ANNUITY PAYOUTS: You can apply your contract value, after reflecting any adjustments, to an annuity payout plan that begins on the settlement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable


RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE
                                             ANNUITY - NEW YORK -- PROSPECTUS  5
basis, or both. Total monthly payouts may include amounts from each subaccount and the fixed account. During the annuity payout period, you cannot be invested in more than five subaccounts at any one time unless we agree otherwise. (see "The Annuity Payout Period")

TAXES: Generally, income earned on your contract value grows tax-deferred until you surrender it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. However, Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. (see "Taxes")


6 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT ARE PAID WHEN BUYING, OWNING AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAID AT THE TIME THAT YOU BOUGHT THE CONTRACT AND MAY PAY WHEN YOU SURRENDER THE CONTRACT.

CONTRACT OWNER TRANSACTION EXPENSES

SURRENDER CHARGE FOR RAVA ADVANTAGE

(Contingent deferred sales load as a percentage of purchase payment surrendered)


                  NUMBER OF COMPLETED YEARS
                FROM DATE OF PURCHASE PAYMENT                                    SURRENDER CHARGE PERCENTAGE
                              0                                                               7%

                              1                                                               7

                              2                                                               7

                              3                                                               6

                              4                                                               5

                              5                                                               4

                              6                                                               2

                              7                                                               0



SURRENDER CHARGE FOR RAVA SELECT

(Contingent deferred sales load as a percentage of purchase payment surrendered)


                  YEARS FROM CONTRACT DATE                                       SURRENDER CHARGE PERCENTAGE
                              1                                                               7%

                              2                                                               7

                              3                                                               7

                              Thereafter                                                      0


SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The surrender charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate (see "Charges -- Surrender Charge" and "The Annuity Payout Period -- Annuity Payout Plans").


                                                                                 ASSUMED
                                                                             INVESTMENT RATE
                                                                             3.50%     5.00%

Qualified annuity discount rate                                              4.72%     6.22%

Nonqualified annuity discount rate                                           4.92%     6.42%


THE NEXT TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL CONTRACT ADMINISTRATIVE CHARGE



                                                                                    $30


(We will waive this charge when your contract value, or total purchase payments less any payments surrendered, is $50,000 or more on the current contract anniversary, except at full surrender.)


RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE
                                             ANNUITY - NEW YORK -- PROSPECTUS  7

OPTIONAL RIDER FEES
(As a percentage of the variable account contract value charged annually. This deduction will occur 60 days following the end of the contract anniversary.)



MAV RIDER FEE                                                                                   0.25%*

PN RIDER FEE**                                                      MAXIMUM: 0.20%     CURRENT: 0.10%




 *  For contracts purchased before May 1, 2003, the MAV rider fee is 0.15%.



** Beginning May 10, 2010 the rider is not required to select the PN program and this fee will no longer apply. For contract holders who currently participate in the PN program, beginning May 10, 2010, the PN rider fee will be $0.


ANNUAL VARIABLE ACCOUNT EXPENSES
(Total annual variable account expenses as a percentage of average daily subaccount value.)

MORTALITY AND EXPENSE RISK FEE:                                      RAVA ADVANTAGE     RAVA SELECT

For nonqualified annuities                                                0.95%            1.20%

For qualified annuities                                                   0.75%            1.00%




8 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT FOR THE LAST FISCAL YEAR YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDED DEC. 31, 2009, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL FEES AND EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS(A)

(Including management fee, distribution and/or service (12b-1) fees and other expenses)



                                                                        MINIMUM              MAXIMUM

Total expenses before fee waivers and/or expense reimbursements           0.50%                2.05%



(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an on-going basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND UNDERLYING RAVA ADVANTAGE AND RAVA SELECT*
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12B-1     OTHER       FEES AND        ANNUAL
                                                                 FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

AllianceBernstein VPS Global Thematic Growth Portfolio           0.75%      0.25%    0.25%           --%          1.25%
(Class B)
(previously AllianceBernstein VPS Global Technology
Portfolio (Class B))


AllianceBernstein VPS Growth and Income Portfolio (Class B)      0.55       0.25     0.08            --           0.88


AllianceBernstein VPS International Value Portfolio (Class       0.75       0.25     0.08            --           1.08
B)


American Century VP International, Class II                      1.26       0.25     0.01          0.01           1.53


American Century VP Mid Cap Value, Class II                      0.90       0.25     0.01            --           1.16


American Century VP Ultra(R), Class II                           0.90       0.25     0.01            --           1.16


American Century VP Value, Class II                              0.87       0.25       --            --           1.12


Calvert Variable Series, Inc. VP SRI Social Balanced             0.70         --     0.21            --           0.91
Portfolio


Columbia Marsico Growth Fund, Variable Series, Class A           0.91         --     0.02            --           0.93(1)


Columbia Marsico International Opportunities Fund, Variable      1.02       0.25     0.17            --           1.44(1)
Series, Class B


Credit Suisse Trust - Commodity Return Strategy Portfolio        0.50       0.25     0.45            --           1.20(2)


Eaton Vance VT Floating-Rate Income Fund                         0.57       0.25     0.33            --           1.15


Evergreen VA Fundamental Large Cap Fund - Class 2                0.63       0.25     0.22            --           1.10


Evergreen VA International Equity Fund - Class 2                 0.43       0.25     0.22            --           0.90


Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2          0.56       0.25     0.11            --           0.92


Fidelity(R) VIP Growth & Income Portfolio Service Class 2        0.46       0.25     0.14            --           0.85


Fidelity(R) VIP Mid Cap Portfolio Service Class 2                0.56       0.25     0.12            --           0.93


Fidelity(R) VIP Overseas Portfolio Service Class 2               0.71       0.25     0.16            --           1.12


FTVIPT Franklin Global Real Estate Securities Fund - Class       0.80       0.25     0.31            --           1.36(3)
2


FTVIPT Franklin Small Cap Value Securities Fund - Class 2        0.52       0.25     0.18          0.03           0.98(4)


FTVIPT Mutual Shares Securities Fund - Class 2                   0.60       0.25     0.18            --           1.03


Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares      0.80         --     0.06            --           0.86


Goldman Sachs VIT Structured U.S. Equity                         0.64         --     0.08            --           0.72(5)
Fund - Institutional Shares


Invesco V.I. Capital Appreciation Fund, Series II Shares         0.62       0.25     0.29          0.01           1.17
(previously AIM V.I. Capital Appreciation Fund, Series II
Shares)


Invesco V.I. Capital Development Fund, Series II Shares          0.75       0.25     0.36          0.01           1.37(6)
(previously AIM V.I. Capital Development Fund, Series II
Shares)


Invesco V.I. Dynamics Fund, Series I Shares                      0.75         --     0.58          0.01           1.34(7)
(previously AIM V.I. Dynamics Fund, Series I Shares)


Invesco V.I. Financial Services Fund, Series I Shares            0.75         --     0.53          0.01           1.29
(previously AIM V.I. Financial Services Fund, Series I
Shares)




RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE
                                             ANNUITY - NEW YORK -- PROSPECTUS  9

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND UNDERLYING RAVA ADVANTAGE AND RAVA SELECT* (CONTINUED)
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                                                                 FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

Invesco V.I. Global Health Care Fund, Series II Shares           0.75%      0.25%    0.39%         0.01%          1.40%
(previously AIM V.I. Global Health Care Fund, Series II
Shares)


Invesco V.I. International Growth Fund, Series II Shares         0.71       0.25     0.33          0.02           1.31
(previously AIM V.I. International Growth Fund, Series II
Shares)


Invesco V.I. Technology Fund, Series I Shares                    0.75         --     0.44          0.01           1.20
(previously AIM V.I. Technology Fund, Series I Shares)


Janus Aspen Series Global Technology Portfolio: Service          0.64       0.25     0.33            --           1.22
Shares


Janus Aspen Series Janus Portfolio: Service Shares               0.64       0.25     0.03            --           0.92


Janus Aspen Series Overseas Portfolio: Service Shares            0.64       0.25     0.06            --           0.95


MFS(R) Investors Growth Stock Series - Service Class             0.75       0.25     0.11            --           1.11


MFS(R) New Discovery Series - Service Class                      0.90       0.25     0.13            --           1.28


MFS(R) Utilities Series - Service Class                          0.73       0.25     0.09            --           1.07


Neuberger Berman Advisers Management Trust International         1.15       0.25     0.26          0.01           1.67(8)
Portfolio (Class S)


Oppenheimer Global Securities Fund/VA, Service Shares            0.64       0.25     0.11            --           1.00


Oppenheimer Global Strategic Income Fund/VA, Service Shares      0.55       0.25     0.10          0.03           0.93(9)
(previously Oppenheimer Strategic Bond Fund/VA, Service
Shares)


Oppenheimer Main Street Small Cap Fund/VA, Service Shares        0.71       0.25     0.19            --           1.15(10)


PIMCO VIT All Asset Portfolio, Advisor Share Class               0.43       0.25       --          0.69           1.37


Putnam VT Global Health Care Fund - Class IB Shares              0.63       0.25     0.19          0.01           1.08(11)


Putnam VT International Equity Fund - Class IB Shares            0.70       0.25     0.20            --           1.15(12)


Putnam VT Vista Fund - Class IB Shares                           0.59       0.25     0.20          0.01           1.05(11)


RVST Disciplined Asset Allocation Portfolios - Aggressive          --       0.25     0.32          0.69           1.26(13)


RVST Disciplined Asset Allocation Portfolios - Conservative        --       0.25     0.21          0.63           1.09(13)


RVST Disciplined Asset Allocation Portfolios - Moderate            --       0.25     0.14          0.66           1.05(13)


RVST Disciplined Asset Allocation Portfolios - Moderately          --       0.25     0.17          0.67           1.09(13)
Aggressive


RVST Disciplined Asset Allocation Portfolios - Moderately          --       0.25     0.19          0.64           1.08(13)
Conservative


RVST RiverSource Variable Portfolio - Balanced Fund (Class       0.46       0.13     0.14            --           0.73
3)


RVST RiverSource Variable Portfolio - Cash Management Fund       0.33       0.13     0.18            --           0.64
(Class 3)


RVST RiverSource Variable Portfolio - Diversified Bond Fund      0.44       0.13     0.14            --           0.71
(Class 3)


RVST RiverSource Variable Portfolio - Diversified Equity         0.50       0.13     0.13            --           0.76
Income Fund (Class 3)


RVST RiverSource Variable Portfolio - Dynamic Equity Fund        0.44       0.13     0.14          0.01           0.72
(Class 3)


RVST RiverSource Variable Portfolio - Global Bond Fund           0.66       0.13     0.18            --           0.97(14)
(Class 3)


RVST RiverSource Variable Portfolio - Global Inflation           0.43       0.13     0.15            --           0.71(14)
Protected Securities Fund (Class 3)


RVST RiverSource Variable Portfolio - High Yield Bond Fund       0.59       0.13     0.14            --           0.86
(Class 3)


RVST RiverSource Variable Portfolio - Income Opportunities       0.60       0.13     0.15            --           0.88
Fund (Class 3)


RVST RiverSource Variable Portfolio - Mid Cap Growth Fund        0.80       0.13     0.14            --           1.07(14)
(Class 3)


RVST RiverSource Variable Portfolio - Mid Cap Value Fund         0.58       0.13     0.14            --           0.85
(Class 3)


RVST RiverSource Variable Portfolio - S&P 500 Index Fund         0.22       0.13     0.15            --           0.50(14)
(Class 3)


RVST RiverSource Variable Portfolio - Short Duration U.S.        0.48       0.13     0.15            --           0.76
Government Fund (Class 3)


RVST Seligman Variable Portfolio - Growth Fund (Class 3)         0.52       0.13     0.15            --           0.80


RVST Seligman Variable Portfolio - Larger-Cap Value Fund         0.61       0.13     0.50            --           1.24(14)
(Class 3)


RVST Seligman Variable Portfolio - Smaller-Cap Value Fund        0.80       0.13     0.16            --           1.09(14)
(Class 3)


RVST Threadneedle Variable Portfolio - Emerging Markets          1.08       0.13     0.21            --           1.42(14)
Fund (Class 3)


RVST Threadneedle Variable Portfolio - International             0.85       0.13     0.18            --           1.16
Opportunity Fund (Class 3)


RVST Variable Portfolio - Davis New York Venture Fund            0.68       0.13     0.13            --           0.94(14)
(Class 3)
(previously RVST RiverSource Partners Variable
Portfolio - Fundamental Value Fund)


RVST Variable Portfolio - Goldman Sachs Mid Cap Value Fund       0.81       0.13     0.62            --           1.56(14)
(Class 3)
(previously RVST RiverSource Partners Variable
Portfolio - Select Value Fund)




10 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND UNDERLYING RAVA ADVANTAGE AND RAVA SELECT* (CONTINUED)
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                                                                 FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

RVST Variable Portfolio - Partners Small Cap Value Fund          0.99%      0.13%    0.15%         0.02%          1.29%(14)
(Class 3)
(previously RVST RiverSource Partners Variable
Portfolio - Small Cap Value Fund)


RVST Variable Portfolio - Aggressive Portfolio (Class 2)           --       0.25     0.04          0.77           1.06(15)


RVST Variable Portfolio - Aggressive Portfolio (Class 4)           --       0.25     0.04          0.77           1.06(15),(16)


RVST Variable Portfolio - Conservative Portfolio (Class 2)         --       0.25     0.04          0.62           0.91(15)


RVST Variable Portfolio - Conservative Portfolio (Class 4)         --       0.25     0.04          0.62           0.91(15),(16)


RVST Variable Portfolio - Moderate Portfolio (Class 2)             --       0.25     0.04          0.70           0.99(15)


RVST Variable Portfolio - Moderate Portfolio (Class 4)             --       0.25     0.04          0.70           0.99(15),(16)


RVST Variable Portfolio - Moderately Aggressive Portfolio          --       0.25     0.04          0.74           1.03(15)
(Class 2)


RVST Variable Portfolio - Moderately Aggressive Portfolio          --       0.25     0.04          0.74           1.03(15),(16)
(Class 4)


RVST Variable Portfolio - Moderately Conservative Portfolio        --       0.25     0.04          0.66           0.95(15)
(Class 2)


RVST Variable Portfolio - Moderately Conservative Portfolio        --       0.25     0.04          0.66           0.95(15),(16)
(Class 4)


Van Kampen Life Investment Trust Comstock Portfolio, Class       0.56       0.25     0.06            --           0.87
II Shares


Van Kampen's UIF Global Real Estate Portfolio, Class II          0.85       0.35     0.36          0.01           1.57
Shares


Van Kampen's UIF Mid Cap Growth Portfolio, Class II Shares       0.75       0.35     0.31          0.01           1.42


Wanger International                                             0.85         --     0.20            --           1.05


Wanger USA                                                       0.86         --     0.12            --           0.98


Wells Fargo Advantage VT Index Asset Allocation Fund             0.55       0.25     0.27            --           1.07(17)
(previously Wells Fargo Advantage VT Asset Allocation Fund)


Wells Fargo Advantage VT International Core Fund                 0.75       0.25     1.04          0.01           2.05(17)


Wells Fargo Advantage VT Opportunity Fund                        0.75       0.25     0.32          0.02           1.34(17)


Wells Fargo Advantage VT Small Cap Growth Fund                   0.75       0.25     0.26          0.01           1.27(17)






   * The Funds provided the information on their expenses and we have not independently verified the information.


  ** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


 (1) The Advisor has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 1.05% for Columbia Marsico Growth Fund, Variable Series, Class A and 1.20% for Columbia Marsico International Opportunities Fund, Variable Series, Class B, of the Fund's average daily net assets on an annualized basis. These arrangements may be modified or terminated by the Advisor at any time.


 (2) Credit Suisse fee waivers and expense reimbursements are voluntary and may be discontinued at any time. After fee waivers and expense reimbursements, net expenses would be 0.95%.


 (3) The investment manager and administrator have contractually agreed to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund is phased in over a five year period, starting on May 1, 2007, with there being no increase in the rate of such fees for the first year ending April 30, 2008. For each of four years thereafter through April 30, 2012, the investment manager and administrator will receive one-fifth of the increase in the rate of fees. After fee reductions net expenses would be 1.15%.


 (4) The manager and administrator have agreed in advance to reduce their fees as a result of the Fund's investment in a Franklin Templeton money market fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon. After fee reductions net expenses would be 0.96%.


 (5) The Investment Adviser has voluntarily agreed to reduce or limit other expenses (subject to certain exclusions) equal on an annualized basis to 0.004% of the Fund's average daily net assets. Prior to July 1, 2009, this fee as a percentage of average daily net assets was 0.044% of the Fund. The expense reductions may be modified or terminated at any time at the option of the Investment Adviser without shareholder approval.


 (6) The Advisor has contractually agreed, through at least April 30, 2011, to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund does not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. After fee waivers and expense reimbursements net expenses would be 1.36%. The Board of Trustees or Invesco Advisers, Inc. may mutually agree to terminate the fee waiver agreement at any time.


 (7) The Advisor has contractually agreed, through at least April 30, 2011, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit total annual operating expenses (subject to certain exclusions) to 1.30% of average daily net assets. After fee waivers and expense reimbursements net expenses would be 1.31%. The Board of Trustees or Invesco Advisers, Inc. may mutually agree to terminate the fee waiver agreement at any time.


 (8) Neuberger Berman Management LLC ("NBM") has undertaken through Dec. 31, 2013, to waive fees and/or reimburse certain operating expenses, including the compensation of NBM and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 2.00% of the average daily net asset value. NBM has also voluntarily committed to reimburse certain expenses for an additional 0.50% per annum of the Portfolio's average daily net assets to maintain the Portfolio's operating expenses at 1.50%. The expense limitation arrangement for the Portfolio is contractual and any excess expenses can be repaid to NBM within three years of the year incurred, provided such recoupment would not cause the Portfolio to exceed its respective limitation. After fee waiver and expense reimbursements net expenses would be 1.52%.


 (9) The Manager will voluntarily waive and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund, Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC.



RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE
                                            ANNUITY - NEW YORK -- PROSPECTUS  11

(10) The Manager has voluntarily undertaken to limit the Fund's total annual operating expenses so that the expenses, as percentages of daily net assets will not exceed the annual rate of 1.05%. This voluntary undertaking may be amended or withdrawn at any time.


(11) The fees reflect projected expenses under a new management contract effective Jan. 1, 2010, changes in the fund's investor servicing contract and a new expense arrangement, which gives effect to changes in the allocation of certain expenses among the Putnam funds.


(12) The fees reflect projected expenses under a new management contract effective Jan. 1, 2010 and changes in the fund's investor servicing contract.


(13) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses of the Fund until April 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net Fund expenses (excluding fees and expenses of acquired funds) will not exceed 0.41% for each of the RVST Disciplined Asset Allocation Portfolios.


(14) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until April 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any), before giving effect to any performance incentive adjustment, will not exceed 0.97% for RVST RiverSource Variable Portfolio - Global Bond Fund (Class 3), 0.76% for RVST RiverSource Variable Portfolio - Global Inflation Protected Securities Fund (Class 3), 1.08% for RVST RiverSource Variable Portfolio - Mid Cap Growth Fund (Class 3), 0.53% for RVST RiverSource Variable Portfolio - S&P 500 Index Fund (Class 3), 1.05% for RVST Seligman Variable Portfolio - Larger-Cap Value Fund (Class 3), 1.15% for RVST Seligman Variable Portfolio - Smaller-Cap Value Fund (Class 3), 1.53% for RVST Threadneedle Variable Portfolio - Emerging Markets Fund (Class 3), 0.99% for RVST Variable Portfolio - Davis New York Venture Fund (Class 3), 1.20% for RVST Variable Portfolio - Goldman Sachs Mid Cap Value Fund (Class
     3) and 1.20% for RVST Variable Portfolio - Partners Small Cap Value Fund (Class 3).


(15) Other expenses and acquired fund fees and expenses are based on estimated amounts for the current fiscal year. RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses for Class 2 and Class 4 shares of the Fund until April 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net Fund expenses (excluding acquired fund fees and expenses) will not exceed 0.32% for each of the Class 2 and Class 4 shares of the Fund's.


(16) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses for Class 4 shares of the Fund until April 30, 2012, unless sooner terminated at the sole discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net Fund expenses (including acquired fund fees and expenses) will not exceed 0.99% for RVST Variable
     Portfolio - Aggressive Portfolio (Class 4), 0.86% for RVST Variable Portfolio - Conservative Portfolio (Class 4), 0.94% for RVST Variable Portfolio - Moderate Portfolio (Class 4), 0.98% RVST Variable
     Portfolio - Moderately Aggressive Portfolio (Class 4) and 0.90% for RVST Variable Portfolio - Moderately Conservative Portfolio (Class 4).


(17) Expenses have been adjusted from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses. The adviser has contractually agreed through April 30, 2011 to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, including the underlying master portfolio's fees and expenses and excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed: 1.00% for Wells Fargo Advantage VT Index Asset Allocation Fund, 1.01% for Wells Fargo Advantage VT International Core Fund, 1.09% for Wells Fargo Advantage VT Opportunity Fund and 1.21% for Wells Fargo Advantage VT Small Cap Growth Fund. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.






12 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

EXAMPLES
THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES*, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you selected the optional MAV and PN**. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                            IF YOU SURRENDER YOUR CONTRACT                 OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
NONQUALIFIED          AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
ANNUITY              1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

RAVA Advantage       $1,083      $1,863      $2,459      $4,027           $383       $1,163      $1,959      $4,027

RAVA Select           1,109       1,937       2,079       4,249            409        1,237       2,079       4,249

QUALIFIED ANNUITY
RAVA Advantage       $1,063      $1,803      $2,361      $3,844           $363       $1,103      $1,861      $3,844

RAVA Select           1,088       1,877       1,983       4,072            388        1,177       1,983       4,072



MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you do not select any optional benefits. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                            IF YOU SURRENDER YOUR CONTRACT                 OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
NONQUALIFIED          AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
ANNUITY              1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

RAVA Advantage        $879       $1,250      $1,443      $2,023           $179        $550       $  943      $2,023

RAVA Select            904        1,328       1,074       2,296            204         628        1,074       2,296

QUALIFIED ANNUITY
RAVA Advantage        $858       $1,188      $1,336      $1,799           $158        $488       $  836      $1,799

RAVA Select            884        1,266         969       2,078            184         566          969       2,078




 *   In these examples, the contract administrative charge is $30.

** Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for the optional rider is reflected rather than the fee that is currently being charged.

RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE
                                            ANNUITY - NEW YORK -- PROSPECTUS  13

CONDENSED FINANCIAL INFORMATION



You can find unaudited condensed financial information for the subaccounts in the Appendix.

We do not include condensed financial information for subaccounts that are new and do not have any activity as of the financial statements date.

FINANCIAL STATEMENTS


You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include the audited financial statements for divisions that are new and did not have any activity as of the financial statement date.


THE VARIABLE ACCOUNT AND THE FUNDS

THE VARIABLE ACCOUNT: The variable account was established under New York law on April 17, 1996, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life of NY.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS: The contracts currently offer subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund name and management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the

14 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS
  terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others; for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see "Making the Most of Your Contract -- Portfolio Navigator Program") or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.


- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue, including but not limited to expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue including expense payments and non-cash compensation. The amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Series Trust funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. RiverSource Variable Series Trust funds include the RiverSource Variable Portfolio funds, Variable Portfolio funds, Threadneedle Variable Portfolio funds, Seligman Variable Portfolio funds, Variable Portfolio funds of funds and Disciplined Asset Allocation Portfolio funds. In addition, on Sept. 29, 2009, Ameriprise Financial, Inc. entered into an agreement with Bank of America Corporation to buy a portion of the asset management business of Columbia Management Group, LLC, including Columbia Management Advisors, LLC and Columbia Wanger Asset Management, LLC (the "Transaction"). The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the second quarter of 2010. Certain separate accounts invest in funds sponsored by Columbia Management Advisors, LLC and Columbia Wanger Asset Management, LLC. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Series Trust funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Series Trust funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in the prior calendar year.


  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues, including but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating financial advisors who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their financial advisors, and granting access to financial advisors of our affiliated selling firms.


RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE
                                            ANNUITY - NEW YORK -- PROSPECTUS  15

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and financial advisors.

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

  - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.


16 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

UNLESS THE PN PROGRAM IS IN EFFECT, YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:






----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
AllianceBernstein  Seeks long-term growth of capital.           AllianceBernstein L.P.
VPS Global
Thematic Growth
Portfolio (Class
B) (previously
AllianceBernstein
VPS Global
Technology
Portfolio (Class
B))
----------------------------------------------------------------------------------------

AllianceBernstein  Seeks long-term growth of capital.           AllianceBernstein L.P.
VPS Growth and
Income Portfolio
(Class B)
----------------------------------------------------------------------------------------

AllianceBernstein  Seeks long-term growth of capital.           AllianceBernstein L.P.
VPS International
Value Portfolio
(Class B)
----------------------------------------------------------------------------------------

American Century   Seeks capital growth.                        American Century Global
VP International,                                               Investment Management,
Class II                                                        Inc.
----------------------------------------------------------------------------------------

American Century   Seeks long-term capital growth. Income is a  American Century
VP Mid Cap Value,  secondary objective.                         Investment Management,
Class II                                                        Inc.
----------------------------------------------------------------------------------------

American Century   Seeks long-term capital growth.              American Century
VP Ultra(R),                                                    Investment Management,
Class II                                                        Inc.
----------------------------------------------------------------------------------------

American Century   Seeks long-term capital growth. Income is a  American Century
VP Value, Class    secondary objective.                         Investment Management,
II                                                              Inc.
----------------------------------------------------------------------------------------

Calvert Variable   Seeks competitive total return through       Calvert Asset Management
Series, Inc. VP    actively managed portfolio of stocks, bonds  Company, Inc., adviser.
SRI Social         and money market instruments which offer     New Amsterdam Partners,
Balanced           income and capital growth opportunity and    LLP, subadviser on
Portfolio          which satisfy Portfolio's investment and     equity portion; no
                   social criteria.                             subadviser on fixed-
                                                                income portion.
----------------------------------------------------------------------------------------

Columbia Marsico   Seeks long-term growth of capital.           Columbia Management
Growth Fund,                                                    Investment Advisers,
Variable Series,                                                LLC, adviser; Marsico
Class A                                                         Capital Management, LLC,
                                                                sub-adviser.
----------------------------------------------------------------------------------------

Columbia Marsico   Seeks long-term growth of capital.           Columbia Management
International                                                   Investment Advisers,
Opportunities                                                   LLC, adviser; Marsico
Fund, Variable                                                  Capital Management, LLC,
Series, Class B                                                 sub-adviser.
----------------------------------------------------------------------------------------

Credit Suisse      Seeks total return.                          Credit Suisse Asset
Trust - Commodity                                               Management, LLC
Return Strategy
Portfolio
----------------------------------------------------------------------------------------

Eaton Vance VT     Seeks high level of current income.          Eaton Vance Management
Floating-Rate
Income Fund
----------------------------------------------------------------------------------------

Evergreen VA       Seeks capital growth with the potential for  Evergreen Investment
Fundamental Large  current income.                              Management Company, LLC
Cap Fund - Class
2
----------------------------------------------------------------------------------------

Evergreen VA       Seeks long-term capital growth and           Evergreen Investment
International      secondarily, modest income.                  Management Company, LLC
Equity
Fund - Class 2
----------------------------------------------------------------------------------------




RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE
                                            ANNUITY - NEW YORK -- PROSPECTUS  17

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Fidelity(R) VIP    Seeks long-term capital appreciation.        Fidelity Management &
Contrafund(R)      Normally invests primarily in common         Research Company (FMR),
Portfolio Service  stocks. Invests in securities of companies   investment manager; FMR
Class 2            whose value it believes is not fully         U.K. and FMR Far East,
                   recognized by the public. Invests in either  sub-advisers.
                   "growth" stocks or "value" stocks or both.
                   The fund invests in domestic and foreign
                   issuers.
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks high total return through a            FMR, investment manager;
Growth & Income    combination of current income and capital    FMR U.K., FMR Far East,
Portfolio Service  appreciation. Normally invests a majority    sub-advisers.
Class 2            of assets in common stocks with a focus on
                   those that pay current dividends and show
                   potential for capital appreciation. Invests
                   in domestic and foreign issuers. The Fund
                   invests in either "growth" stocks or
                   "value" stocks or both.
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks long-term growth of capital. Normally  FMR, investment manager;
Mid Cap Portfolio  invests primarily in common stocks.          FMR U.K., FMR Far East,
Service Class 2    Normally invests at least 80% of assets in   sub-advisers.
                   securities of companies with medium market
                   capitalizations. May invest in companies
                   with smaller or larger market
                   capitalizations. Invests in domestic and
                   foreign issuers. The Fund invests in either
                   "growth" or "value" common stocks or both.
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks long-term growth of capital. Normally  FMR, investment manager;
Overseas           invests primarily in common stocks           FMR U.K., FMR Far East,
Portfolio Service  allocating investments across different      Fidelity International
Class 2            countries and regions. Normally invests at   Investment Advisors
                   least 80% of assets in non-U.S. securities.  (FIIA) and FIIA U.K., sub-advisers.
----------------------------------------------------------------------------------------

FTVIPT Franklin    Seeks high total return.                     Franklin Templeton
Global Real                                                     Institutional, LLC
Estate Securities
Fund - Class 2
----------------------------------------------------------------------------------------

FTVIPT Franklin    Seeks long-term total return.                Franklin Advisory
Small Cap Value                                                 Services, LLC
Securities
Fund - Class 2
----------------------------------------------------------------------------------------

FTVIPT Mutual      Seeks capital appreciation, with income as   Franklin Mutual
Shares Securities  a secondary goal.                            Advisers, LLC
Fund - Class 2
----------------------------------------------------------------------------------------

Goldman Sachs VIT  Seeks long-term capital appreciation.        Goldman Sachs Asset
Mid Cap Value                                                   Management, L.P.
Fund -
Institutional
Shares
----------------------------------------------------------------------------------------

Goldman Sachs VIT  Seeks long-term growth of capital and        Goldman Sachs Asset
Structured U.S.    dividend income.                             Management, L.P.
Equity
Fund -
Institutional
Shares
----------------------------------------------------------------------------------------

Invesco V.I.       Seeks growth of capital.                     Invesco Advisers, Inc.
Capital
Appreciation
Fund, Series II
Shares
(previously AIM
V.I. Capital
Appreciation
Fund, Series II
Shares)
----------------------------------------------------------------------------------------




18 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Invesco V.I.       Seeks long-term growth of capital.           Invesco Advisers, Inc.
Capital
Development Fund,
Series II Shares
(previously AIM
V.I. Capital
Development Fund,
Series II Shares)
----------------------------------------------------------------------------------------

Invesco V.I.       Seeks long-term capital growth.              Invesco Advisers, Inc.
Dynamics Fund,
Series I Shares
(previously AIM
V.I. Dynamics
Fund, Series I
Shares)
----------------------------------------------------------------------------------------

Invesco V.I.       Seeks capital growth.                        Invesco Advisers, Inc.
Financial
Services Fund,
Series I Shares
(previously AIM
V.I. Financial
Services Fund,
Series I Shares)
----------------------------------------------------------------------------------------

Invesco V.I.       Seeks capital growth.                        Invesco Advisers, Inc.
Global Health
Care Fund, Series
II Shares
(previously AIM
V.I. Global
Health Care Fund,
Series II Shares)
----------------------------------------------------------------------------------------

Invesco V.I.       Seeks long-term growth of capital.           Invesco Advisers, Inc.
International
Growth Fund,
Series II Shares
(previously AIM
V.I.
International
Growth Fund,
Series II Shares)
----------------------------------------------------------------------------------------

Invesco V.I.       Seeks capital growth.                        Invesco Advisers, Inc.
Technology Fund,
Series I Shares
(previously AIM
V.I. Technology
Fund, Series I
Shares)
----------------------------------------------------------------------------------------

Janus Aspen        Seeks long-term growth of capital.           Janus Capital Management
Series Global                                                   LLC
Technology
Portfolio:
Service Shares
----------------------------------------------------------------------------------------

Janus Aspen        Seeks long-term growth of capital in a       Janus Capital Management
Series Janus       manner consistent with the preservation of   LLC
Portfolio:         capital.
Service Shares
----------------------------------------------------------------------------------------

Janus Aspen        Seeks long-term growth of capital.           Janus Capital Management
Series Overseas                                                 LLC
Portfolio:
Service Shares
----------------------------------------------------------------------------------------

MFS(R) Investors   Seeks capital appreciation.                  MFS Investment
Growth Stock                                                    Management(R)
Series - Service
Class
----------------------------------------------------------------------------------------

MFS(R) New         Seeks capital appreciation.                  MFS Investment
Discovery                                                       Management(R)
Series - Service
Class
----------------------------------------------------------------------------------------

MFS(R) Utilities   Seeks total return.                          MFS Investment
Series - Service                                                Management(R)
Class
----------------------------------------------------------------------------------------




RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE
                                            ANNUITY - NEW YORK -- PROSPECTUS  19

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Neuberger Berman   Seeks long-term growth of capital by         Neuberger Berman
Advisers           investing primarily in common stocks of      Management LLC
Management Trust   foreign companies.
International
Portfolio (Class
S)
----------------------------------------------------------------------------------------

Oppenheimer        Seeks long-term capital appreciation.        OppenheimerFunds, Inc.
Global Securities
Fund/VA, Service
Shares
----------------------------------------------------------------------------------------

Oppenheimer        Seeks high level of current income           OppenheimerFunds, Inc.
Global Strategic   principally derived from interest on debt
Income Fund/VA,    securities.
Service Shares
(previously
Oppenheimer
Strategic Bond
Fund/VA, Service
Shares)
----------------------------------------------------------------------------------------

Oppenheimer Main   Seeks capital appreciation.                  OppenheimerFunds, Inc.
Street Small Cap
Fund/VA, Service
Shares
----------------------------------------------------------------------------------------

PIMCO VIT All      Seeks maximum real return consistent with    Pacific Investment
Asset Portfolio,   preservation of real capital and prudent     Management Company LLC
Advisor Share      investment management.
Class
----------------------------------------------------------------------------------------

Putnam VT Global   Seeks capital appreciation.                  Putnam Investment
Health Care                                                     Management, LLC
Fund - Class IB
Shares
----------------------------------------------------------------------------------------

Putnam VT          Seeks capital appreciation.                  Putnam Investment
International                                                   Management, LLC
Equity
Fund - Class IB
Shares
----------------------------------------------------------------------------------------

Putnam VT Vista    Seeks capital appreciation.                  Putnam Investment
Fund - Class IB                                                 Management, LLC
Shares
----------------------------------------------------------------------------------------

RVST Disciplined   Seeks high level of total return that is     RiverSource Investments,
Asset Allocation   consistent with an aggressive level of       LLC
Portfolios -       risk. This is a "fund of funds" and seeks
Aggressive         to achieve its objective by investing in a
                   combination of underlying funds for which
                   RiverSource Investments acts as investment
                   manager or an affiliate acts as principal
                   underwriter. By investing in several
                   underlying funds, the Fund seeks to
                   minimize the risks inherent in investing in
                   a single fund.
----------------------------------------------------------------------------------------

RVST Disciplined   Seeks high level of total return that is     RiverSource Investments,
Asset Allocation   consistent with a conservative level of      LLC
Portfolios -       risk. This is a "fund of funds" and seeks
Conservative       to achieve its objective by investing in a
                   combination of underlying funds for which
                   RiverSource Investments acts as investment
                   manager or an affiliate acts as principal
                   underwriter. By investing in several
                   underlying funds, the Fund seeks to
                   minimize the risks inherent in investing in
                   a single fund.
----------------------------------------------------------------------------------------




20 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
RVST Disciplined   Seeks high level of total return that is     RiverSource Investments,
Asset Allocation   consistent with a moderate level of risk.    LLC
Portfolios -       This is a "fund of funds" and seeks to
Moderate           achieve its objective by investing in a
                   combination of underlying funds for which
                   RiverSource Investments acts as investment
                   manager or an affiliate acts as principal
                   underwriter. By investing in several
                   underlying funds, the Fund seeks to
                   minimize the risks inherent in investing in
                   a single fund.
----------------------------------------------------------------------------------------

RVST Disciplined   Seeks high level of total return that is     RiverSource Investments,
Asset Allocation   consistent with a moderate aggressive level  LLC
Portfolios -       of risk. This is a "fund of funds" and
Moderately         seeks to achieve its objective by investing
Aggressive         in a combination of underlying funds for
                   which RiverSource Investments acts as
                   investment manager or an affiliate acts as
                   principal underwriter. By investing in
                   several underlying funds, the Fund seeks to
                   minimize the risks inherent in investing in
                   a single fund.
----------------------------------------------------------------------------------------

RVST Disciplined   Seeks high level of total return that is     RiverSource Investments,
Asset Allocation   consistent with a moderate conservative      LLC
Portfolios -       level of risk. This is a "fund of funds"
Moderately         and seeks to achieve its objective by
Conservative       investing in a combination of underlying
                   funds for which RiverSource Investments
                   acts as investment manager or an affiliate
                   acts as principal underwriter. By investing
                   in several underlying funds, the Fund seeks
                   to minimize the risks inherent in investing
                   in a single fund.
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks maximum total investment return        RiverSource Investments,
Variable           through a combination of capital growth and  LLC
Portfolio -        current income.
Balanced Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks maximum current income consistent      RiverSource Investments,
Variable           with liquidity and stability of principal.   LLC
Portfolio - Cash
Management Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks high level of current income while     RiverSource Investments,
Variable           attempting to conserve the value of the      LLC
Portfolio -        investment for the longest period of time.
Diversified Bond
Fund (Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks high level of current income and, as   RiverSource Investments,
Variable           a secondary goal, steady growth of capital.  LLC
Portfolio -
Diversified Equity
Income Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks capital appreciation.                  RiverSource Investments,
Variable                                                        LLC
Portfolio -
Dynamic Equity Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Non-diversified fund that seeks high total   RiverSource Investments,
Variable           return through income and growth of          LLC
Portfolio -        capital.
Global Bond Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Non-diversified fund that seeks total        RiverSource Investments,
Variable           return that exceeds the rate of inflation    LLC
Portfolio -        over the long-term.
Global Inflation
Protected
Securities Fund
(Class 3)
----------------------------------------------------------------------------------------




RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE
                                            ANNUITY - NEW YORK -- PROSPECTUS  21

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
RVST RiverSource   Seeks high current income, with capital      RiverSource Investments,
Variable           growth as a secondary objective.             LLC
Portfolio - High
Yield Bond Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks high total return through current      RiverSource Investments,
Variable           income and capital appreciation.             LLC
Portfolio -
Income
Opportunities
Fund (Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks growth of capital.                     RiverSource Investments,
Variable                                                        LLC
Portfolio - Mid
Cap Growth Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks long-term growth of capital.           RiverSource Investments,
Variable                                                        LLC
Portfolio - Mid
Cap Value Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks long-term capital appreciation.        RiverSource Investments,
Variable                                                        LLC
Portfolio - S&P
500 Index Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks high level of current income and       RiverSource Investments,
Variable           safety of principal consistent with          LLC
Portfolio - Short  investment in U.S. government and
Duration U.S.      government agency securities.
Government Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST Seligman      Seeks long-term capital growth.              RiverSource Investments,
Variable                                                        LLC
Portfolio -
Growth Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST Seligman      Seeks long-term growth of capital.           RiverSource Investments,
Variable                                                        LLC
Portfolio -
Larger-Cap Value
Fund (Class 3)
----------------------------------------------------------------------------------------

RVST Seligman      Seeks long-term capital growth.              RiverSource Investments,
Variable                                                        LLC, adviser; Kenwood
Portfolio -                                                     Capital Management LLC,
Smaller-Cap Value                                               sub-adviser.
Fund (Class 3)
----------------------------------------------------------------------------------------

RVST Threadneedle  Seeks long-term capital growth.              RiverSource Investments,
Variable                                                        LLC, adviser;
Portfolio -                                                     Threadneedle
Emerging Markets                                                International Limited,
Fund (Class 3)                                                  an indirect wholly-owned
                                                                subsidiary of Ameriprise
                                                                Financial, sub-adviser.
----------------------------------------------------------------------------------------

RVST Threadneedle  Seeks capital appreciation.                  RiverSource Investments,
Variable                                                        LLC, adviser;
Portfolio -                                                     Threadneedle
International                                                   International Limited,
Opportunity Fund                                                an indirect wholly-owned
(Class 3)                                                       subsidiary of Ameriprise
                                                                Financial, sub-adviser.
----------------------------------------------------------------------------------------

RVST Variable      Seeks long-term capital growth.              RiverSource Investments,
Portfolio - Davis                                               LLC, adviser; Davis
New York Venture                                                Selected Advisers, L.P.,
Fund (Class 3)                                                  subadviser.
(previously RVST
RiverSource
Partners Variable
Portfolio -
Fundamental Value
Fund)
----------------------------------------------------------------------------------------




22 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
RVST Variable      Seeks long-term growth of capital.           RiverSource Investments,
Portfolio -                                                     LLC, adviser; Systematic
Goldman Sachs Mid                                               Financial Management,
Cap Value Fund                                                  L.P. and WEDGE Capital
(Class 3)                                                       Management L.L.P., sub-
(previously RVST                                                advisers.
RiverSource
Partners Variable
Portfolio -
Select Value Fund)
----------------------------------------------------------------------------------------

RVST Variable      Seeks long-term capital appreciation.        RiverSource Investments,
Portfolio -                                                     LLC, adviser; Barrow,
Partners Small Cap                                              Hanley, Mewhinney &
Value Fund (Class                                               Strauss, Inc., Denver
3) (previously                                                  Investment Advisors LLC,
RVST RiverSource                                                Donald Smith & Co.,
Partners Variable                                               Inc., River Road Asset
Portfolio - Small                                               Management, LLC and
Cap Value Fund)                                                 Turner Investment
                                                                Partners, Inc.,
                                                                subadvisers.
----------------------------------------------------------------------------------------

RVST Variable      Seeks high level of total return that is     RiverSource Investments,
Portfolio -        consistent with an aggressive level of       LLC
Aggressive         risk. This is a "fund of funds" and seeks
Portfolio (Class   to achieve its objective by investing in a
2)                 combination of underlying funds. The fund
                   invests primarily in underlying funds that
                   invest in equity securities and also
                   invests a small amount in underlying funds
                   that invest in fixed income securities.
----------------------------------------------------------------------------------------

RVST Variable      Seeks high level of total return that is     RiverSource Investments,
Portfolio -        consistent with an aggressive level of       LLC
Aggressive         risk. This is a "fund of funds" and seeks
Portfolio (Class   to achieve its objective by investing in a
4                  combination of underlying funds. The fund
                   invests primarily in underlying funds that
                   invest in equity securities and also
                   invests a small amount in underlying funds
                   that invest in fixed income securities.
----------------------------------------------------------------------------------------

RVST Variable      Seeks high level of total return that is     RiverSource Investments,
Portfolio -        consistent with a conservative level of      LLC
Conservative       risk. This is a "fund of funds" and seeks
Portfolio (Class   to achieve its objective by investing in a
2)                 combination of underlying funds. The fund
                   invests primarily in underlying funds that
                   invest in fixed income securities.
----------------------------------------------------------------------------------------

RVST Variable      Seeks high level of total return that is     RiverSource Investments,
Portfolio -        consistent with a conservative level of      LLC
Conservative       risk. This is a "fund of funds" and seeks
Portfolio (Class   to achieve its objective by investing in a
4)                 combination of underlying funds. The fund
                   invests primarily in underlying funds that
                   invest in fixed income securities.
----------------------------------------------------------------------------------------

RVST Variable      Seeks high level of total return that is     RiverSource Investments,
Portfolio -        consistent with a moderate level of risk.    LLC
Moderate Portfolio This is a "fund of funds" and seeks to
(Class 2)          achieve its objective by investing in a
                   combination of underlying funds. The fund
                   invests primarily in a balance of
                   underlying funds that invest in fixed
                   income securities and underlying funds that
                   invest in equity securities.
----------------------------------------------------------------------------------------




RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE
                                            ANNUITY - NEW YORK -- PROSPECTUS  23

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
RVST Variable      Seeks high level of total return that is     RiverSource Investments,
Portfolio -        consistent with a moderate level of risk.    LLC
Moderate Portfolio This is a "fund of funds" and seeks to
(Class 4)          achieve its objective by investing in a
                   combination of underlying funds. The fund
                   invests primarily in a balance of
                   underlying funds that invest in fixed
                   income securities and underlying funds that
                   invest in equity securities.
----------------------------------------------------------------------------------------

RVST Variable      Seeks high level of total return that is     RiverSource Investments,
Portfolio -        consistent with a moderately aggressive      LLC
Moderately         level of risk. This is a "fund of funds"
Aggressive         and seeks to achieve its objective by
Portfolio (Class   investing in a combination of underlying
2)                 funds. The fund invests primarily in
                   underlying funds that invest in equity
                   securities and also invests a moderate
                   amount in underlying funds that invest in
                   fixed income securities.
----------------------------------------------------------------------------------------

RVST Variable      Seeks high level of total return that is     RiverSource Investments,
Portfolio -        consistent with a moderately aggressive      LLC
Moderately         level of risk. This is a "fund of funds"
Aggressive         and seeks to achieve its objective by
Portfolio (Class   investing in a combination of underlying
4)                 funds. The fund invests primarily in
                   underlying funds that invest in equity
                   securities and also invests a moderate
                   amount in underlying funds that invest in
                   fixed income securities.
----------------------------------------------------------------------------------------

RVST Variable      Seeks high level of total return that is     RiverSource Investments,
Portfolio -        consistent with a moderately conservative    LLC
Moderately         level of risk. This is a "fund of funds"
Conservative       and seeks to achieve its objective by
Portfolio (Class   investing in a combination of underlying
2)                 funds. The fund invests primarily in
                   underlying funds that invest in fixed
                   income securities and also invests a
                   moderate amount in underlying funds that
                   invest in equity securities.
----------------------------------------------------------------------------------------

RVST Variable      Seeks high level of total return that is     RiverSource Investments,
Portfolio -        consistent with a moderately conservative    LLC
Moderately         level of risk. This is a "fund of funds"
Conservative       and seeks to achieve its objective by
Portfolio (Class   investing in a combination of underlying
4)                 funds. The fund invests primarily in
                   underlying funds that invest in fixed
                   income securities and also invests a
                   moderate amount in underlying funds that
                   invest in equity securities.
----------------------------------------------------------------------------------------

Van Kampen Life    Seeks capital growth and income through      Van Kampen Asset
Investment Trust   investments in equity securities, including  Management
Comstock           common stocks, preferred stocks and
Portfolio, Class   securities convertible into common and
II Shares          preferred stocks.
----------------------------------------------------------------------------------------

Van Kampen's UIF   Seeks current income and capital             Morgan Stanley
Global Real        appreciation.                                Investment Management
Estate Portfolio,                                               Inc., doing business as
Class II Shares                                                 Van Kampen, adviser;
                                                                Morgan Stanley
                                                                Investment Management
                                                                Limited and Morgan
                                                                Stanley Investment
                                                                Management Company, sub-
                                                                advisers.
----------------------------------------------------------------------------------------

Van Kampen's UIF   Seeks long-term capital growth.              Morgan Stanley
Mid Cap Growth                                                  Investment Management
Portfolio, Class                                                Inc., doing business as
II Shares                                                       Van Kampen.
----------------------------------------------------------------------------------------

Wanger             Seeks long-term growth of capital.           Columbia Wanger Asset
International                                                   Management L.P.

----------------------------------------------------------------------------------------



24 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Wanger USA         Seeks long-term capital appreciation.        Columbia Wanger Asset
                                                                Management L.P.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term total return, consisting of  Wells Fargo Funds
Advantage VT       capital appreciation and current income.     Management, LLC,
Index Asset                                                     adviser; Wells Capital
Allocation Fund                                                 Management Incorporated,
(previously Wells                                               sub-adviser.
Fargo Advantage
VT Asset
Allocation Fund)
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term total return, consisting of  Wells Fargo Funds
Advantage VT       capital appreciation and current income.     Management, LLC,
International                                                   adviser; Wells Capital
Core Fund                                                       Management Incorporated,
                                                                sub-adviser.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term total return, consisting of  Wells Fargo Funds
Advantage VT       capital appreciation and current income.     Management, LLC,
Opportunity Fund                                                adviser; Wells Capital
                                                                Management Incorporated,
                                                                sub-adviser.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term total return, consisting of  Wells Fargo Funds
Advantage VT       capital appreciation and current income.     Management, LLC,
Small Cap Growth                                                adviser; Wells Capital
Fund                                                            Management Incorporated,
                                                                sub-adviser.
----------------------------------------------------------------------------------------



THE FIXED ACCOUNT


You also may allocate purchase payments, purchase payment credits and transfer contract value to the fixed account. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the fixed account increases as we credit interest to the account. Purchase payments and transfers to the fixed account become part of our general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. We credit and compound daily based on a 365-day year so as to produce the annual effective rate which we declare. We do not credit interest on leap days (Feb. 29). The interest rate we apply to each purchase payment or transfer to the fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life of NY annuities, product design, competition, and the RiverSource Life of NY's revenues and expenses.


Interests in the fixed account are not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account. Disclosures regarding the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. (See "Making the Most of Your Contract -- Transfer policies" for restrictions on transfers involving the fixed account.)

BUYING YOUR CONTRACT

New contracts are not currently being offered.

As the owner, you have all rights and may receive all benefits under the contract. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can become an annuitant if you are 89 or younger.

The contract provides for allocation of purchase payments and purchase payment credits to the subaccounts of the variable account and/or to the fixed account in tenth of percent increments. For contracts issued on or after July 1, 2003, we reserve the right to limit the amount of any purchase payment allocated to the fixed account to 30% of the purchase payment although currently we allow more than 30% of a purchase payment to be so allocated to the fixed account.


RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE
                                            ANNUITY - NEW YORK -- PROSPECTUS  25

We applied your initial purchase payment and purchase payment credits to the fixed account and subaccounts you selected within two business days after we received it at our corporate office.

We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

THE SETTLEMENT DATE

Annuity payouts are scheduled to begin on the settlement date. This means that the contract will be annuitized (converted to a stream of monthly payments), and the first payment will be sent on the settlement date. If your contract is annuitized, the contract goes into payout mode and only the annuity payout provisions continue. Unless Annuity Payout Plan E is elected, you will no longer have access to your contract value. In addition, the death benefit and any optional benefits you have elected will end. When we processed your application, we established the settlement date as the maximum age (or contract anniversary, if applicable). We have established a new maximum age (or contract anniversary) as described below. You also can change the settlement date, provided you send us written instructions at least 30 days before annuity payouts begin.



Generally, the settlement date must be no later than the annuitant's 95th birthday or the tenth contract anniversary. If the annuitant was age 95 or older and past the tenth contract anniversary when the new maximum was established, the new settlement date was set to a birthday later than age 95. You can also choose to delay the annuitization of your contract beyond age 95 indefinitely, to the extent allowed by applicable tax laws.



Six months prior to your settlement date, we will contact you with your options, including the option to postpone your annuitization start date to a future date. If you do not make an election, annuity payouts, using the contract's default option of Annuity Payout Plan B-life annuity with 10 years certain will begin on the settlement date, and your monthly annuity payments will continue for as long as you live. If the annuitant does not survive 10 years, payments will continue until 10 years of payments have been made.



If you own a qualified annuity (for example, an IRA) and tax laws require that you take distributions from your annuity prior to your new settlement date, your contract will not be automatically annuitized. If you satisfy your RMDs for a qualified annuity in the form of partial surrenders from this contract, you are electing to defer annuitizing your contract. Contract owners of IRAs and TSAs may also be able to satisfy RMDs by electing other IRAs or TSAs, and in that case, will delay the start of annuity payouts for these contracts.




BENEFICIARY
If death benefits become payable before the settlement date while the contract is in force and before annuity payouts begin, we will pay the death benefit to your named beneficiary. If there is more than one beneficiary we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim. If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS
MINIMUM ALLOWABLE PURCHASE PAYMENTS(1)
  If paying by installments under a scheduled payment plan:
     $23.08 biweekly, or
     $50 per month

                                                                    RAVA ADVANTAGE     RAVA SELECT
  If paying by any other method:
     initial payment for qualified annuities                            $1,000           $ 2,000
     initial payment for nonqualified annuities                          2,000            10,000
     for any additional payments                                            50                50


(1) Installments must total at least $600 in the first year. If you do not make any purchase payments for 36 months, and your previous payments total $600 or less, we have the right to give you 30 days' written notice and pay you the total value of your contract in a lump sum.


26 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

MAXIMUM ALLOWABLE ANNUAL PURCHASE PAYMENTS(2) based on the age of you or the annuitant, whoever is older, on the effective date of the contract:

                                                                    RAVA ADVANTAGE     RAVA SELECT
     through age 85                                                     100,000          100,000
     for ages 86 to 89                                                   50,000           50,000



We will consider your contract void from the start if we do not receive initial purchase payment within 180 days of the application signed date.


(2) These annual contribution limits apply in total to all RiverSource Life of NY annuities you own. We reserve the right to increase maximum limits. For qualified annuities the tax-deferred retirement plan's limits on annual contributions also apply.

HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER

Send your check along with your name and contract number to:

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
70200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2 BY SCHEDULED PAYMENT PLAN

We can help you set up:

- an automatic payroll deduction, salary reduction or other group billing arrangement; or

- a bank authorization.

PURCHASE PAYMENT CREDITS
FOR RAVA ADVANTAGE:

For RAVA Advantage, we add a credit to your contract in the amount of 1% of each purchase payment received if your initial purchase payment to the contract is at least $100,000.

We fund the credit from our general account. We do not consider credits to be "investments" for income tax purposes. (See "Taxes.")

We allocate each credit to your contract value when the applicable purchase payment is applied to your contract value. We allocate such credits to your contract value according to allocation instructions in effect for your purchase payments.

We will reverse credits from the contract value for any purchase payment that is not honored. The amount returned to you under the free look provision also will not include any credits applied to your contract (see "The Contract in Brief -- Free look period").

To the extent a death benefit includes purchase payment credits applied within twelve months preceding the date of death that results in a lump sum death benefit under this contract, we will assess a charge, similar to a surrender charge, equal to the amount of the unamortized portion of the purchase payment credits. The unamortized portion is based on the number of calendar days remaining in the twelve months period since the purchase payment credit was applied.

We pay for the credit primarily through lower costs associated with larger sized contracts, including lower compensation paid on the sales of these contracts. We reserve the right to increase the amount of the credit for certain groups of contract owners. The increase will not be greater than 8% of total net purchase payments. We would pay for increases in credit amounts primarily through reduced expenses expected from such groups.

FOR RAVA SELECT:

For RAVA Select, we add a credit to your contract in the amount of 1% of each purchase payment received in the first contract year if your initial purchase payment to the contract is at least $250,000.

We fund the credits from our general account. We do not consider credits to be "investments" for income tax purposes. (See "Taxes.")

We allocate each credit to your contract value when the applicable purchase payment is applied to your contract value. We allocate such credits to your contract value according to allocation instructions in effect for your purchase payments.

We will reverse credits from the contract value for any purchase payment that is not honored. The amount returned to you under the free look provision also will not include any credits applied to your contract. (See "The Contract in Brief -- Free look period.")


RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE
                                            ANNUITY - NEW YORK -- PROSPECTUS  27

Expenses under the contract may be higher than those for contracts that do not have purchase payment credits. The amount of the credit may be more than offset by the additional charges associated with it. Because of higher charges, you may be worse off purchasing this contract with the credit than purchasing other contracts. We pay for the credit primarily through lower costs associated with larger sized contracts, including lower compensation paid on the sales of these contracts.

LIMITATIONS ON USE OF CONTRACTS
If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate government authority or court of competent jurisdiction.

CHARGES

CONTRACT ADMINISTRATIVE CHARGE
We charge this fee for establishing and maintaining your records. We deduct $30 from the contract value of RAVA Advantage or RAVA Select on your contract anniversary at the end of each contract year. We prorate this charge among the subaccounts and the fixed account in the same proportion your interest in each account bears to your total contract value.

We will waive this charge when your contract value, or total purchase payments less any payments surrendered, is $50,000 or more on the current contract anniversary.

If you surrender your contract, we will deduct the charge at the time of surrender regardless of the contract value or purchase payments made. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

MORTALITY AND EXPENSE RISK FEE
We charge this fee daily to the subaccounts. The unit values of your subaccounts reflect this fee, which is a percentage of their average daily net assets, on an annual basis as follows:


                                                        RAVA ADVANTAGE              RAVA SELECT

For nonqualified annuities                                   0.95%                      1.20%

For qualified annuities                                      0.75%                      1.00%


This fee covers the mortality and expense risk that we assume. This fee does not apply to the fixed account.

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee.

We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

Expense risk arises because we cannot increase the contract administrative charge and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the surrender charge, discussed in the following paragraphs, will cover sales and distribution expenses.

MAV RIDER FEE
We charge a fee for the optional feature only if you select it.(1) If selected, we deduct an annual fee of 0.25%(2) of your variable account contract value of RAVA Advantage or RAVA Select. The deduction will occur 60 days following the end of each contract anniversary. We prorate this fee among the variable subaccounts in the same proportion your interest in each subaccount bears to your total variable account contract value.

If the contract terminates for any reason except death or at the settlement date, we will deduct this fee, adjusted for the number of calendar days coverage was in place. If you choose to drop this rider on an anniversary (subject to the restrictions

28 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS given in "Optional Benefits"), we will deduct this fee on that anniversary. We cannot increase this annual fee after the rider effective date, and it does not apply after annuity payouts begin or when we pay death benefits.

(1) The MAV rider is only available if you and the annuitant are 75 or younger at the rider effective date.

(2) For contracts purchased before May 1, 2003, the MAV rider fee for RAVA Advantage and RAVA Select is 0.15%.

PN RIDER FEE

Before May 10, 2010, we deducted an annual charge of 0.10% of your variable account contract value less any excluded accounts. This fee will no longer apply beginning May 10, 2010.




SURRENDER CHARGE
If you surrender all or part of your contract, you may be subject to a surrender charge. For RAVA Advantage, a surrender charge applies if all or part of the surrender amount is from purchase payments we received within seven years before surrender. For RAVA Select, a surrender charge applies if you surrender all or part of your purchase payments in the first three contract years. The surrender charge percentages that apply to you are shown in your contract.

You may surrender an amount during any contract year without incurring a surrender charge. We call this amount the Total Free Amount (TFA). The TFA is defined as the greater of:

- 10% of the contract value on the prior contract anniversary, and

- current contract earnings.

NOTE: We determine current contract earnings by looking at the entire contract value, not the earnings of any particular subaccount or the fixed account.

Amounts surrendered in excess of the TFA may be subject to a surrender charge as described below.

SURRENDER CHARGE UNDER RAVA ADVANTAGE:

For purposes of calculating any surrender charge under RAVA Advantage, we treat amounts surrendered from your contract value in the following order:

1. First, we surrender the TFA, We do not assess a surrender charge on the TFA.

2. Next, we surrender purchase payments received prior to the surrender charge period. We do not assess a surrender charge on these purchase payments.

3. Finally, if necessary, we surrender purchase payments received that are still within the surrender charge period. We surrender these payments on a first-in, first-out (FIFO) basis. We do assess a surrender charge on these payments.

We determine your surrender charge by multiplying each of your payments surrendered by the applicable surrender charge percentage, and then adding the total surrender charges.

The surrender charge percentage depends on the number of years since you made the payments that are surrendered:


NUMBER OF COMPLETED YEARS FROM
DATE OF EACH PURCHASE PAYMENT     SURRENDER CHARGE PERCENTAGE
               0                               7%

               1                               7

               2                               7

               3                               6

               4                               5

               5                               4

               6                               2

               7                               0


SURRENDER CHARGE UNDER RAVA SELECT:

For purposes of calculating any surrender charge under RAVA Select, we treat amounts surrendered from your contract value in the following order:

1. First, we surrender the TFA, We do not assess a surrender charge on TFA.


RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE
                                            ANNUITY - NEW YORK -- PROSPECTUS  29

2. Next, if necessary, we surrender purchase payments. We do assess a surrender charge on these payments during the first three contract years as follows:

CONTRACT     SURRENDER CHARGE
YEAR            PERCENTAGE
1                    7%

2                    7

3                    7

Thereafter
                     0


PARTIAL SURRENDERS UNDER RAVA ADVANTAGE AND RAVA SELECT:

For a partial surrender that is subject to a surrender charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge. The surrender charge percentage is applied to this total amount. We pay you the amount you requested.

PARTIAL SURRENDER CHARGE CALCULATION EXAMPLE

Assume you requested a surrender of $1,000 and there is a surrender charge of 7%. The total amount we actually deduct from your contract is $1,075.27. We determine this amount as follows:

    AMOUNT REQUESTED               $1,000
  -------------------       OR    -------  = $1,075.27
1.00 - SURRENDER CHARGE             .93


By applying the 7% surrender charge to $1,075.27 the surrender charge is $75.27. We pay you the $1,000 you requested. If you make a full surrender of your contract, we also will deduct the applicable contract administrative charge and the applicable prorated MAV charge.

SURRENDER CHARGE CALCULATION EXAMPLE

The following is an example of the calculation we would make to determine the surrender charge on a RAVA Advantage contract:

- We received these payments:

  - $10,000 paid on the contract date;

  - $8,000 paid during the sixth contract year;

  - $6,000 paid during the eighth contract year; and

- The owner surrenders the contract for its total contract value of $26,500 during the tenth contract year and had not made any other surrenders during that contract year; and

- The contract value was $28,000 on the ninth contract anniversary.

SURRENDER
  CHARGE   EXPLANATION
   $  0    $2,500 is contract earnings surrendered without charge; and

      0    $300 is 10% of the prior anniversary's contract value that is in excess of contract earnings surrendered without charge (from above).

           (10% x $28,000) = $2,800 - $2,500 = $300

      0    $10,000 purchase payment was received eight or more years before surrender and is surrendered without surrender charge; and

    480    $8,000 purchase payment is surrendered with a 6% surrender charge since there have been 3 completed years from date of purchase payment;

    420    $6,000 purchase payment is surrendered with a 7% surrender charge since there have been 1 completed year from date of purchase payment.
   ----


   $900




30 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The surrender charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.


                                                                                  ASSUMED
                                                                              INVESTMENT RATE
                                                                              3.50%     5.00%
Qualified annuity discount rate                                               4.72%     6.22%

Nonqualified annuity discount rate                                            4.92%     6.42%


WAIVER OF SURRENDER CHARGES

We do not assess surrender charges for:

- surrenders of any contract earnings;

- surrenders of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;




- to the extent that they exceed the greater of contract earnings or 10% of the contract value on the prior contract anniversary, required minimum distributions from a qualified annuity. The amount on which surrender charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force;


- contracts settled using an annuity payout plan, unless an Annuity Payout Plan E is later surrendered;

- amounts we refund to you during the free look period*; and

- death benefits.*

* However, we will reverse certain purchase payment credits. (See "Buying your contract -- Purchase payment credits.")

OTHER INFORMATION ON CHARGES: Ameriprise Financial, Inc. makes certain custodial services available to some profit sharing, money purchase and target benefit plans funded by our annuities. Fees for these services start at $30 per calendar year per participant. Ameriprise Financial, Inc. will charge a termination fee for owners under age 59 1/2 (fee waived in case of death or disability).

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and surrender charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

VALUING YOUR INVESTMENT

We value your accounts as follows:

FIXED ACCOUNT
We value the amounts you allocated to the fixed account directly in dollars. The fixed account value equals:

- the sum of your purchase payments and purchase payment credits and transfer amounts allocated to the fixed account;

- plus interest credited;

- minus the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out;


- minus any prorated portion of the contract administrative charge; and



- minus any prorated portion of the MAV rider charge (if selected).




SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits to a subaccount, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial surrender, transfer amounts out of a subaccount, or we assess a contract administrative charge, a surrender charge or charge for the MAV rider.


The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each

RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE
                                            ANNUITY - NEW YORK -- PROSPECTUS  31
accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- any purchase payment credits allocated to the subaccounts;

- transfers into or out of the subaccounts;

- partial surrenders;

- surrender charges;

and a deduction of:


- a prorated portion of the contract administrative charge; and/or



- a prorated portion of the MAV rider charge (if selected).




Accumulation unit values will fluctuate due to:

- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fees.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the fixed account to one or more subaccounts. There is no charge for dollar-cost averaging.


This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. You may not set up automated transfer if the PN program is selected. The potential effect is to lower your average cost per unit.



32 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

HOW DOLLAR-COST AVERAGING WORKS

                                                                                                NUMBER
By investing an equal number of dollars                            AMOUNT     ACCUMULATION     OF UNITS
each month ...                                           MONTH    INVESTED     UNIT VALUE     PURCHASED

                                                          Jan       $100           $20           5.00

                                                          Feb        100            18           5.56
you automatically buy                       (ARROW)       Mar        100            17           5.88
more units when the                                       Apr        100            15           6.67
per unit market price is low...                           May        100            16           6.25
                                                          Jun        100            18           5.56
                                                          Jul        100            17           5.88
and fewer units                             (ARROW)       Aug        100            19           5.26
when the per unit                                         Sept       100            21           4.76
market price is high...                                   Oct        100            20           5.00


You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your sales representative.

ASSET REBALANCING
You can ask us in writing to have the variable subaccount portion of your contract value allocated according to the percentages (in tenth of a percent amounts ) that you choose. We automatically will rebalance the variable subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in tenth of a percent numbers. Asset rebalancing does not apply to the fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing or by any other method acceptable to us, to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your financial advisor.


Different rules apply to asset rebalancing under the Portfolio Navigator program (see "Portfolio Program" below).


PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM (PN PROGRAM)



THE FOLLOWING INFORMATION ABOUT THE PN PROGRAM APPLIES TO ALL CONTRACTS. FOR ADDITIONAL INFORMATION ABOUT THE PN PROGRAM FOR CONTRACTS PURCHASED BEFORE MAY 10, 2010, ALSO SEE BELOW "PORTFOLIO NAVIGATOR PROGRAM (PN PROGRAM) FOR CONTRACTS PURCHASED BEFORE MAY 10, 2010."



The PN program is available for nonqualified annuities and for qualified annuities. The PN program allows you to allocate your contract value to a PN program investment option. The PN program investment options are currently five funds of funds, each of which has a particular investment objective and invests in underlying funds. The PN program also allows those who participated in the PN program and who exercised an "opt-out" right applicable through April 23, 2010 (to be in this group, you must have purchased your contract on or before April 23, 2010) to remain invested in a "static" PN program model portfolio (not subject to further updating or reallocation, as described under "Portfolio Navigator Program (PN program) for contracts purchased before May 10, 2010").



You may elect to participate in the PN program by adding the optional PN program to your contract. You can elect to participate in the PN program at any time, and you may transfer all or part of your assets from a PN program investment option or transfer your contract assets so that they are not invested in accordance with a model portfolio at any time. If you transfer contract assets so that they are no longer invested in accordance with a PN program model portfolio or investment option, automated rebalancing associated with the model portfolio or investment option will end.



Each of the PN program fund of funds investment options has the investment objective of seeking a high level of total return consistent with a certain level of risk by investing in various underlying funds. RiverSource Investments is the investment


RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE
                                            ANNUITY - NEW YORK -- PROSPECTUS  33
adviser of each of the PN program investment options, but does not serve as investment adviser under the PN program (regardless of whether you have selected a PN program investment option or remained in a model portfolio). Morningstar Associates, LLC serves as an independent consultant to RiverSource Investments to provide recommendations regarding portfolio construction and ongoing analysis of the PN program investment options, but does not provide any services in connection with the model portfolios. RiverSource Investments or an affiliate will serve as investment adviser for all of the underlying funds in which the investment options invest. However, some of the underlying funds will be managed on a day-to-day basis directly by RiverSource Investments and some will be managed by one or more affiliated or unaffiliated sub-advisers, subject to the oversight of RiverSource Investments and the fund's board of trustees. The new funds of funds have objectives ranging from Conservative to Aggressive, and are managed within asset class allocation targets and with a broad multi-manager approach.



Below are the asset allocation weights (between equity and fixed income/cash underlying funds) for each of the funds of funds:



1. Variable Portfolio --  Aggressive Portfolio: 80% Equity / 20% Fixed Income



2. Variable Portfolio -- Moderately Aggressive Portfolio: 65% Equity / 35% Fixed Income



3. Variable Portfolio --  Moderate Portfolio: 50% Equity / 50% Fixed Income



4. Variable Portfolio -- Moderately Conservative Portfolio: 35% Equity / 65% Fixed Income



5. Variable Portfolio --  Conservative Portfolio: 20% Equity / 80% Fixed Income



POTENTIAL CONFLICTS OF INTEREST. In identifying the universe of investment options and providing investment advisory services for the PN program investment options and certain of the funds underlying the investment options and model portfolios, RiverSource Investments is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because RiverSource Investments or one of its affiliates serves as the investment adviser to the underlying funds invested in the investment options and to certain underlying funds to which assets are allocated under the model portfolios, because we or an affiliate of ours may provide other services in connection with such underlying funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying fund. For additional information about the conflicts of interest which RiverSource Investments and its affiliates are subject to in connection with a PN program investment option, see the prospectus for such investment option. For additional information about the conflicts of interest which RiverSource Investments and its affiliates are subject to in connection with a PN program model portfolio, see "Portfolio Navigator Program (PN program) for contracts purchased before May 10, 2010."



PARTICIPATING IN THE PN PROGRAM. If you choose to participate in the PN program, you are responsible for determining which investment option is best for you or whether to remain in a model portfolio or investment option. Your financial advisor can help you make this determination. In addition, your financial advisor may provide you with an investor questionnaire, a tool to help define your investing style which is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the investor questionnaire can help you determine which model portfolio or investment option most closely matches your investing style. While the scoring of the investor questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the investment option (or the asset mix reflected in the model portfolio, if applicable) you select or selected after completing the investor questionnaire is appropriate to your ability to withstand investment risk. RiverSource Life of NY is not responsible for your decision to participate in the PN program, your selection of a specific investment option or model portfolio, if applicable, or your decision to change to a different investment option.



Currently, there are five PN program investment options, and five model portfolios, ranging from conservative to aggressive. You may not use more than one investment option or model portfolio at a time. Each investment option is a fund of funds. Each model portfolio consists of subaccounts and/or the fixed account (if included) according to the allocation percentages stated for the model portfolio. If you are participating in the PN program in a model portfolio, you also instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.



You may request a change to your investment option (or a transfer from your model portfolio to an investment option) up to twice per contract year by written request on an authorized form or by another method agreed to by us. We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes but is not limited to the right to:



- limit your choice of investment options based on the amount of your initial purchase payment we accept or when you take a withdrawal;





- substitute a fund of funds for your model portfolio if permitted under applicable securities law; and



- discontinue the PN program. We will give you 30 days' written notice of any such change.



34  RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
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RISKS.  Asset allocation through the PN program does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. By investment in a PN program investment option or in accordance with a model portfolio, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. For additional information about the risks of investing in a PN program investment option, see the prospectus for such investment option. For additional information about the risks of investing in accordance with a PN program model portfolio, see "Portfolio Navigator Program (PN program) for contracts purchased before May 10, 2010" below.



PORTFOLIO NAVIGATOR PROGRAM (PN PROGRAM) FOR CONTRACTS PURCHASED BEFORE MAY 10, 2010



As of the Transfer Date (defined below), your contract assets invested in accordance with a model portfolio under the PN program will be transferred based on the recommendation of RiverSource Investments, LLC ("RiverSource Investments"), the investment adviser under the PN program, to a fund of funds investment option that corresponds to your model portfolio unless you informed us on or before April 23, 2010 that you did not want your assets so transferred (unless you "opt out"). The actual date of transfer to the fund of funds or the date upon which your opt out becomes effective (the "Transfer Date") will occur no earlier than May 7, 2010 and no later than June 30, 2010, and will depend on the contract you own and the month that you purchased your contract. If you opt out of the transfer, you will remain invested in accordance with the asset allocation currently specified for your model portfolio and you will not receive any further reallocation recommendations from RiverSource Investments (although your assets will be rebalanced back to the current allocation quarterly). As of the Transfer Date, RiverSource Investments will no longer review the model portfolios or make changes to them as part of the PN program, and the investment advisory agreement you have previously entered into with RiverSource Investments will terminate.



If you have chosen to remain invested in a "static" PN program model portfolio, your assets will remain invested in accordance with your current model portfolio, and you will not be provided with any future updates to the model portfolio or reallocation recommendations.



RiverSource Investments and its affiliates have committed to a two-year cap on PN program investment option expenses for contract owners who purchased a contract before May 10, 2010, as set forth in disclosure previously sent to such contract owners. Specifically, expense waivers and reimbursements will be applied to the PN program investment options and to the underlying funds so that total fees and expenses paid by investors in the PN program investment options will approximate the total fees and expenses of the underlying funds borne by participants in the corresponding PN program model portfolio, based on 2009 fiscal year end expenses. After two years these expense caps will no longer be in place and total expenses will likely be higher.



SERVICE PROVIDERS IN CONNECTION WITH THE PN PROGRAM MODEL PORTFOLIOS. RiverSource Investments, an affiliate of ours, has served as non-discretionary investment adviser for PN program model portfolio participants solely in connection with the development of the model portfolios and periodic updates of the model portfolios. In this regard, RiverSource Investments has entered into an investment advisory agreement with each contract owner participating in the PN program prior to the program changes described in this prospectus. In its role as investment adviser to the PN program, RiverSource Investments relied upon the recommendations of a third party service provider. In developing and updating the model portfolios, RiverSource Investments reviewed the recommendations, and the third party's rationale for the recommendations, with the third party service provider. RiverSource Investments also conducted periodic due diligence and provided ongoing oversight with respect to the process utilized by the third party service provider. For more information on RiverSource Investment's role as investment adviser for the PN program, please see the Portfolio Navigator Asset Allocation Program Investment Adviser Disclosure Document, which is based on Part II of RiverSource Investments' Form ADV, the SEC investment adviser registration form. The Disclosure Document was delivered to contract owners enrolled in the PN program prior to May 10, 2010 at or before the time they enrolled.



The PN program model portfolios were designed and periodically updated for RiverSource Investments by Morningstar Associates, LLC, a registered investment adviser and wholly-owned subsidiary of Morningstar, Inc.



The criteria used in developing and updating the model portfolios do not guarantee or predict future performance. Neither Morningstar Associates nor RiverSource Investments, in connection with their respective roles, provided or provides any individualized investment advice to contract owners regarding the application of a particular model portfolio to his or her circumstances. Contract owners are solely responsible for determining whether any model portfolio is appropriate.



We identified to Morningstar Associates the universe of allocation options that could be included in the model portfolios (the universe of allocation options). Once we identified this universe of allocation options to Morningstar Associates, neither RiverSource Investments, nor any of its affiliates, including us, dictated to Morningstar Associates the number of allocation options that should be included in a model portfolio, the percentage that any allocation option represents in a model portfolio, or whether a particular allocation option may be included in a model portfolio. However, as described below under "Potential conflicts of interest", there are certain conflicts of interest associated with RiverSource Investments and its affiliates' influence over the development and updating of the model portfolios.



RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE
                                            ANNUITY - NEW YORK -- PROSPECTUS  35

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POTENTIAL CONFLICTS OF INTEREST.  Although RiverSource Investment will no longer maintain the model portfolios on an ongoing basis, the asset allocations in the current model portfolios may have been affected by the following conflicts of interest.



In identifying the universe of allocation options for a model portfolio, we and our affiliates, including RiverSource Investments, were subject to competing interests that may have influenced the allocation options we proposed. These competing interests involve compensation that RiverSource Investments or its affiliates may receive as the investment adviser to certain underlying funds in the model portfolios as well as compensation we or an affiliate of ours may receive for providing services in connection with such underlying funds or their corresponding sub-accounts. These competing interests also involve compensation we or an affiliate of ours receive if certain funds that RiverSource Investments does not advise were included as underlying funds in model portfolios. The inclusion of funds that pay compensation to RiverSource Investments or an affiliate may have a positive or negative impact on performance.



As an affiliate of RiverSource Investments, we had an incentive to identify the RiverSource Variable Series Trust funds for consideration as part of a model portfolio over unaffiliated funds. In addition, RiverSource Investments, in its capacity as investment adviser to the RiverSource Variable Series Trust funds, monitors the performance of the RiverSource Variable Series Trust funds. In this role RiverSource Investments may, from time to time, have recommended certain changes to the board of directors of the RiverSource Variable Series Trust funds. These changes may have included a change in portfolio management or fund strategy or the closure or merger of a RiverSource Variable Series Trust fund. RiverSource Investments also may have believed that certain RiverSource Variable Series Trust funds would have benefited from additional assets or could have been harmed by redemptions. All of these factors may have impacted RiverSource Investments' view regarding the composition and allocation of a model portfolio.



RiverSource Investments' role as investment adviser to the PN program in connection with the development and updating of the model portfolios, and our identification of the universe of allocation options to Morningstar Associates for consideration, may have influenced the allocation of assets to or away from allocation options that are affiliated with, or managed or advised by RiverSource Investments or its affiliates.



We, RiverSource Investments, or another affiliate of ours may receive higher compensation from certain unaffiliated funds that RiverSource Investments does not advise or manage. (See "Expense Summary -- Annual Operating Expenses of the Funds" and "The Variable Account and the Funds -- The Funds.") Therefore, we may have had an incentive to identify these unaffiliated funds to Morningstar Associates for inclusion in the model portfolios. In addition, we or an affiliate of ours may receive higher compensation from the fixed account than from other allocation options. We therefore may have had an incentive to identify these allocation options to Morningstar Associates for inclusion in the model portfolios.



Some officers and employees of RiverSource Investments are also officers or employees of us or our affiliates which may be involved in, and/or benefit from, your participation in the PN program. These officers and employees may have had an incentive to make recommendations, or take actions, that benefit one or more of the entities they represent, rather than participants in the PN program.



MODEL PORTFOLIO RISKS. Asset allocation through a PN program model portfolio does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.



By spreading your contract value among various allocation options under the PN program, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. Although each model portfolio is intended to optimize returns given various levels of risk tolerance, a model portfolio may not perform as intended. A model portfolio, the allocation options and market performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause the model portfolio to be ineffective or less effective in reducing volatility.



In the future, the model portfolios will not be updated periodically, and the investments and investment styles and policies of the current allocation options may change. Accordingly, your model portfolio may change so that it is no longer appropriate for your needs. Furthermore, the absence of periodic updating means that existing allocation options will not be replaced as may be appropriate due to poor performance, changes in management personnel, or other factors.



Investment performance of your contract value could be better or worse by participating in the PN program than if you had not participated. A model portfolio may perform better or worse than any single fund or allocation option or any other combination of funds or allocation options. The performance of a model portfolio depends on the performance of the component funds. In addition, the timing of your investment and automatic rebalancing may affect performance.



Quarterly rebalancing of the model portfolios can cause their component funds to incur transactional expenses to raise cash for money flowing out of the funds or to buy securities with money flowing into the funds. Moreover, a large outflow of money from the funds may increase the expenses attributable to the assets remaining in the funds. These expenses can adversely affect the performance of the relevant funds and of the model portfolios. In addition, when a particular fund needs to buy or


36 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS sell securities due to quarterly rebalancing of a model portfolio, it may hold a large cash position. A large cash position could detract from the achievement of the fund's investment objective in a period of rising market prices; conversely, a large cash position would reduce the fund's magnitude of loss in the event of falling market prices and provide the fund with liquidity to make additional investments or to meet redemptions. (See also the description of competing interests in the section titled "Service Providers to the PN Program" above.) For additional information regarding the risks of investing in a particular fund, see that fund's prospectus.


TRANSFERRING AMONG ACCOUNTS

The transfer rights discussed in this section do not apply while the PN program is in effect.


You may transfer contract value from any one subaccount, or the fixed account, to another subaccount before annuity payouts begin.

When your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request at our office in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

- If we receive your transfer request at our office in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES
- Before annuity payouts begin, you may transfer contract values between the subaccounts. You may also transfer contract value from the subaccounts to the fixed account. However, if you made a transfer from the fixed account to the subaccounts, you may not make a transfer from any subaccount back to the fixed account for 90 days. For contracts issued on or after July 1, 2003, currently you may transfer any amount of contract value to the fixed account. However, we reserve the right to limit the amount transferred to the fixed account so that the value of the fixed account after the transfer is not greater than 30% of the contract value.

- You may transfer contract values from the fixed account to the subaccounts once a year during a 31-day transfer period starting on each contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums).

- If we receive your request within 30 days before the contract anniversary date, the transfer from the fixed account to the subaccounts will be effective on the anniversary.

- If we receive your request on or within 30 days after the contract anniversary date, the transfer from the fixed account to the subaccounts will be effective on the valuation date we receive it.

- We will not accept requests for transfers from the fixed account at any other time.

- Once annuity payouts begin, you may not make transfers to or from the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise.

MARKET TIMING
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower, too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,


RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE
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

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities, such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKETING TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer requests, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;

- limiting the dollar amount that you may transfer at any one time;

- suspending the transfer privilege; or

- modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE BUT NOT BE LIMITED TO PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request.

38 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

  For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR SURRENDER

 1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or surrender to:

Regular mail:

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
20 MADISON AVENUE EXTENSION
P.O. BOX 5144
ALBANY, NY 12205

Express mail:

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
20 MADISON AVENUE EXTENSION
ALBANY, NY 12203

MINIMUM AMOUNT
Transfers or surrenders:  $250 or entire account balance

MAXIMUM AMOUNT
Transfers or surrenders:  Contract value or entire account balance

* Failure to provide your Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL SURRENDERS

Your financial advisor can help you set up automated transfers among your subaccounts or fixed account or partial surrenders from the accounts.

You can start or stop this service by written request or other method acceptable to us. You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the fixed account within 12 months.

- Automated surrenders may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial surrenders are in effect.

- Automated partial surrenders may result in IRS taxes and penalties on all or part of the amount surrendered.

- The balance in any account from which you make an automated transfer or automated partial surrender must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.

- If we must suspend your automated transfer or automated partial surrender arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.


- If the PN program is in effect, you are not allowed to set up an automated transfer.


MINIMUM AMOUNT
Transfers or surrenders:  $50


RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE
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

MAXIMUM AMOUNT
Transfers or surrenders: None (except for automated transfers from the fixed account)

 3 BY TELEPHONE


Call:

(800) 541-2251 (toll free)

(518) 869-8613

MINIMUM AMOUNT
Transfers or surrenders:  $250 or entire contract balance

MAXIMUM AMOUNT
Transfers:                Contract value or entire account balance
Surrenders:               $50,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or surrender requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone surrender within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers or surrenders are automatically available. You may request that telephone transfers or surrenders not be authorized from your account by writing to us.

SURRENDERS


You may surrender all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. We will process your surrender request on the valuation date we receive it. If we receive your surrender request in good order at our corporate office before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender request at our corporate office at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. We may ask you to return the contract. You may have to pay contract administrative charges, surrender charges or any applicable optional rider charges (see "Charges"), and IRS taxes and penalties (see "Taxes"). You cannot make surrenders after annuity payouts begin except under Plan E (see "The Annuity Payout Period -- Annuity Payout Plans").


Any partial surrenders you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected also will be reduced. In addition, surrenders you are required to take to satisfy the RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").

SURRENDER POLICIES
If you have a balance in more than one account and you request a partial surrender, we will withdraw money from all your subaccounts and/or the fixed account in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise.

RECEIVING PAYMENT

 1 BY REGULAR OR EXPRESS MAIL

- payable to you;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

 2 BY WIRE

- request that payment be wired to your bank;

- bank account must be in the same ownership as your contract; and

- pre-authorization required.


40  RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT
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

NOTE: We will charge you a fee if you request that payment be wired to your bank. For instructions, please contact your financial advisor.

Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:

  - the surrender amount includes a purchase payment check that has not cleared;

  - the NYSE is closed, except for normal holiday and weekend closings;

  - trading on the NYSE is restricted, according to SEC rules;

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities.

Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

  - you are at least age 59 1/2;

  - you are disabled as defined in the Code;

  - you severed employment with the employer who purchased the contract;

  - the distribution is because of your death;


  - the distribution is due to plan termination; or



  - you are a military reservist.


- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

- If the contract has a loan provision, the right to receive a loan is described in detail in your contract.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. The change will become binding on us when we receive and record it. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

Please consider carefully whether or not you wish to change ownership of your nonqualified annuity if you have elected the MAV. If either the new owner or the annuitant is older than age 75, the MAV will terminate. If the MAV on the date of

RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE
                                            ANNUITY - NEW YORK -- PROSPECTUS  41
ownership change is greater than the account value on the date of the ownership change, we will set the MAV equal to the account value. Otherwise, the MAV value will not change due to a change in ownership. Please see the description of this rider in "Optional Benefits."

The rider charges described in "Charges" will occur 60 days following the next contract anniversary (and will occur 60 days following all future anniversaries when the rider is in force) when rider continues after a change of ownership. We reserve the right to assess charges for the number of days the rider was in force for any rider that is terminated due to a change of ownership.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

BENEFITS IN CASE OF DEATH -- STANDARD DEATH BENEFIT

We will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary as follows:

If both you and the annuitant are age 80 or younger on the date of death, the beneficiary receives the greatest of:

- contract value, less any purchase payment credits subject to reversal, less any applicable rider charges;

- purchase payments minus adjusted partial surrenders; or

- the contract value as of the most recent sixth contract anniversary, preceding the date of death, plus any purchase payments since that anniversary, minus adjusted partial surrenders since that anniversary.

If either you or the annuitant are age 81 or older on the date of death, the beneficiary receives the greater of:

- contract value, less any purchase payment credits subject to reversal, less any applicable rider charges; or

- purchase payments minus adjusted partial surrenders.


ADJUSTED PARTIAL SURRENDERS        PS X DB
                                  ---------
                              =      CV





  PS = the amount by which the contract value is reduced as a result of the partial surrender.

  DB = is the death benefit on the date of (but prior to) the partial surrender.

  CV  = the contract value on the date of (but prior to) the partial surrender.

EXAMPLE OF STANDARD DEATH BENEFIT CALCULATION WHEN YOU AND THE ANNUITANT ARE AGE 80 OR YOUNGER:

- You purchase the contract with a payment of $20,000.

- On the sixth contract anniversary the contract value grows to $30,000.

- During the seventh contract year the contract value falls to $28,000 at which point you take a $1,500 partial surrender, leaving a contract value of $26,500.

  We calculate the death benefit as follows:


The contract value on the most recent sixth contract anniversary:          $30,000.00
plus purchase payments made since that anniversary:                             +0.00
minus adjusted partial surrenders taken since that anniversary calculated as:

$1,500 x $30,000
----------------
     $28,000                                                                -1,607.14
                                                                           ----------
for a death benefit of:                                                    $28,392.86



IF YOU DIE BEFORE YOUR SETTLEMENT DATE
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the next accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.


42 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the settlement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must give us written instructions to continue the contract as owner.


If you elected any optional contract features and riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders.

If your beneficiary is not your spouse, we will pay the beneficiary in a lump sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES


- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her, so long as he or she is eligible to do so, own with the contract value equal to the death benefit that would otherwise have been paid or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout plan, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


  If you elected any optional contract features and riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders.

- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout, or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a lump sum unless the beneficiary elects to receive payouts under any annuity payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.


  Additionally, any optional riders, if selected, will terminate. In the event of your beneficiary's death, their beneficiary can elect to take a lump sum payment or to continue the alternative payment plan following the schedule of minimum withdrawals established based on the life expectancy of your beneficiary.


- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS


The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.


MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT (MAV)
The MAV is intended to provide additional death benefit protection in the event of fluctuating fund values. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The MAV does not provide any additional benefit before the first contract anniversary after the rider effective date. The MAV may be of less value if you or the annuitant is older since we stop resetting the maximum anniversary value at age 81. Although we stop resetting the maximum anniversary value at age 81, the MAV rider fee continues to apply until the rider terminates. In addition, the MAV does not provide any additional benefit with respect to fixed account values during the time you have amounts allocated to the fixed account. Be sure to discuss with your financial advisor whether or not the MAV is appropriate for your situation.


RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE
                                            ANNUITY - NEW YORK -- PROSPECTUS  43

If both you and annuitant are age 75 or younger at contract issue, you may choose to add the MAV to your contract. Generally, you must elect the MAV at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the MAV may be after we issue the contract according to terms determined by us and at our sole discretion.

On the first contract anniversary after the rider effective date we set the maximum anniversary value equal to the highest of your (a) current contract value, or (b) total purchase payments minus adjusted partial surrenders. Every contract anniversary after that, through age 80, we compare the previous anniversary's maximum anniversary value plus subsequent purchase payments less subsequent adjusted partial surrenders to the current contract value and we reset the maximum anniversary value if the current contract value is higher. We stop resetting the maximum anniversary value at age 81. However, we continue to add subsequent purchase payments and subtract adjusted partial surrenders from the maximum anniversary value.

If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of:

- contract value, less any purchase payment credits subject to reversal, less any applicable rider charges; or

- purchase payments minus adjusted partial surrenders; or

- the maximum anniversary value as calculated on the most recent contract anniversary plus subsequent purchase payments made to the contract minus adjustments for partial surrenders since that contract anniversary.

TERMINATING THE MAV
- You may terminate the MAV rider within 30 days of the first contract anniversary after the rider effective date.

- You may terminate the MAV rider within 30 days of any contract anniversary beginning with the seventh contract anniversary.

- The MAV rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

- The MAV rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.

If you terminate the MAV, the standard death benefit applies.

EXAMPLE
- You purchase the contract (with the MAV rider) with a payment of $20,000.

- On the first contract anniversary the contract value grows to $24,000.

- During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial surrender, leaving a contract value of $20,500.

We calculate the death benefit as follows:

The maximum anniversary value immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial surrenders:

Greatest of your contract anniversary contract values:                        $24,000
plus purchase payments made since that anniversary:                                +0
minus adjusted partial surrenders, calculated as:

$1,500 x $24,000
----------------  =
     $22,000                                                                   -1,636
                                                                              -------
for a death benefit of:                                                       $22,364



IN GENERAL, IF YOUR SPOUSE IS THE SOLE BENEFICIARY, your spouse may choose to continue the contract as the contract owner. The contract value will be equal to the death benefit that would otherwise have been paid under the MAV. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. If your spouse at the time he or she elects to continue the contract has reached age 76, the MAV rider will terminate. If your spouse at the time he or she elects to continue the contract has not yet reached age 76, he or she may choose to continue the MAV rider. In this case, the rider charges described in "Charges" will occur 60 days following the next contract anniversary (and will occur 60 days following all future anniversaries when the rider is in force). These charges will be based on the total variable account contract value on the anniversary, including the additional amounts paid into the contract under the MAV rider. If, at the time he or she elects to continue the contract, your spouse has not yet reached age 76 and chooses not to continue the MAV rider, the contract value will be increased to the MAV death benefit amount if it is greater than the contract value on the death benefit valuation date.


44 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the settlement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any surrender charges under the payout plans listed below except under Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your settlement date (less any applicable premium tax). During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:
- the annuity payout plan you select;


- the annuitant's age and, in most cases, the annuitant's sex;


- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the settlement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using the 5% assumed interest rate Table A results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed payout. Amounts in Table B are based on the guaranteed annual effective interest rate shown in your contract. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS
You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract value is used to purchase the payout plan:

- PLAN A -- LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B -- LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the settlement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C -- LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D -- JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.


RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE
                                            ANNUITY - NEW YORK -- PROSPECTUS  45

- PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine present value. For qualified annuities, the discount rate we use in the calculation will be either 4.72% or 6.22%, depending on the applicable assumed investment rate. For nonqualified annuities, the discount rate we use in the calculation will vary between 4.92% and 6.42%, depending on the applicable assumed investment rate. (See "Charges -- Surrender charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your surrender to the full discounted value. A 10% IRS penalty tax could apply if you take a surrender. (See "Taxes.")

ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the settlement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will generally meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- In equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's settlement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed. Contract values that you allocated to the fixed account will provide fixed dollar payouts and contract values that you allocated among the subaccounts will provide variable annuity payouts.


IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time amounts are applied to a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.


DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES


Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.


NONQUALIFIED ANNUITIES

Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.



ANNUITY PAYOUTS: Generally, unlike surrenders described below, the taxation of annuity payouts is subject to exclusion ratios, i.e. a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")


SURRENDERS: Generally, if you surrender all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your surrender will be taxed to the extent that the contract value

46 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS immediately before the surrender exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.

You also may have to pay a 10% IRS penalty for surrenders of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or surrender, including surrenders under any optional withdrawal benefit rider, we may deduct federal, and in some cases state, withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, and you have a valid U.S. address, you may be able to elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full surrender) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.


DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. In addition, any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See also "Benefits in Case of Death -- If You Die Before the Settlement Date").


ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.

PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

- because of your death or in the event of nonnatural ownership, the death of the annuitant;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if it is allocable to an investment before Aug. 14, 1982; or

- if annuity payouts are made under immediate annuities as defined by the Code.

TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a surrender for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.


1035 EXCHANGES: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contract while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the cost basis from the old policy or contract to the new policy or contract. A 1035 exchange is a transfer from one policy or contract to another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contracts, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term care insurance contract, or (4) the exchange of a qualified long-term care insurance contract for a qualified long-term insurance contract. However, if the life insurance policy has an outstanding loan, there may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.




For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, IRS Revenue Procedure 2008-24 states if withdrawals are taken from either contract within a

RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE
                                            ANNUITY - NEW YORK -- PROSPECTUS  47

12 month period following a partial exchange, the 1035 exchange may be invalidated. In that case, the following will occur 1) the tax-free nature of the partial exchange can be lost, 2) the exchange will be retroactively treated as a taxable surrender on the lesser of the earnings in the original contract or the amount exchanged and 3) the entire amount of the exchange will be treated as a purchase into the second contract. You may receive an amended form 1099-R reporting an invalidated exchange. (If certain life events occur between the date of the partial exchange and the date of the withdrawal in the first 12 months, the partial exchange could remain valid.) You should consult your tax advisor before taking any surrender from either contract.



ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and you may have to pay a 10% IRS penalty.


QUALIFIED ANNUITIES
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

SURRENDERS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire surrender will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

SURRENDERS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.


REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans (except for Roth IRAs) are subject to required surrenders called required minimum distributions ("RMDs") beginning at age 70 1/2. RMDs are based on the fair market value of your contract at year-end divided by life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special RMD rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a surrender, including surrenders under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible

48 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.

In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

- the payout is a RMD as defined under the Code;

- the payout is made on account of an eligible hardship; or

- the payout is a corrective distribution.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

- because of your death;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);


- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);



- to pay certain medical or education expenses (IRAs only); or



- if the distribution is made from an inherited IRA.



DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See also "Benefits in Case of Death -- If You Die Before the Settlement Date").


ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.

OTHER
PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when surrendered or paid out.

SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial surrenders from your contract. However, the IRS may determine that these charges should be treated as partial surrenders subject to taxation to the extent of any gain as well as the 10% tax penalty for surrenders before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial surrenders if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


RIVERSOURCE LIFE OF NY'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any withholding because of federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we currently understand it.


TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to

RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE
                                            ANNUITY - NEW YORK -- PROSPECTUS  49
maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or

- in our judgment, the funds no longer are suitable (or no longer the most suitable) for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio -- Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER
RiverSource Distributors, Inc. ("RiverSource Distributors"), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 5.75% of purchase payments on the contract as well as service/trail commissions of up to 1.00% based on annual total contract value for as long as the contract remains in

50 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS effect. We also may pay a temporary additional sales commission of up to 1.00% of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its financial advisors in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your financial advisor for further information about what your financial advisor and the selling firm for which he or she works may receive in connection with your contract.

We pay the commissions and other compensation described above from our assets. Our assets include:

- revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see "Expense Summary");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- the funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds"); and

- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including surrender charges; and

- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER
We issue the contracts. We are a stock life insurance company organized in 1972 under the laws of the state of New York and are located at 20 Madison Avenue Extension, Albany, New York 12203. Our mailing address is P.O. Box 5144, Albany, New York 12205. We are a wholly-owned subsidiary of RiverSource Life Insurance Company, which is a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS
RiverSource Life of NY is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.

RiverSource Life of NY is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life of NY believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE
                                            ANNUITY - NEW YORK -- PROSPECTUS  51

APPENDIX: CONDENSED FINANCIAL INFORMATION (UNAUDITED)



The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each subaccount is noted in parentheses. We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2009.





VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                            2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (11/01/2005)
(PREVIOUSLY ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B))
Accumulation unit value at beginning of
  period                                       $0.71   $1.36   $1.14   $1.06   $1.00      --      --      --      --     --
Accumulation unit value at end of period       $1.07   $0.71   $1.36   $1.14   $1.06      --      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                    372     309     363     746     160      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (08/13/2001)
Accumulation unit value at beginning of
  period                                       $0.80   $1.35   $1.30   $1.12   $1.08   $0.98   $0.74   $0.97   $1.00     --
Accumulation unit value at end of period       $0.95   $0.80   $1.35   $1.30   $1.12   $1.08   $0.98   $0.74   $0.97     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  5,230   6,632   8,669  10,042  10,828   9,073   5,594   2,924     307     --
---------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (08/13/2001)
Accumulation unit value at beginning of
  period                                       $1.23   $2.64   $2.52   $1.88   $1.63   $1.31   $0.92   $0.98   $1.00     --
Accumulation unit value at end of period       $1.63   $1.23   $2.64   $2.52   $1.88   $1.63   $1.31   $0.92   $0.98     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  8,136  11,767  11,635  11,404   9,163   4,351   2,161     643      38     --
---------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (08/13/2001)
Accumulation unit value at beginning of
  period                                       $0.92   $1.68   $1.44   $1.16   $1.03   $0.91   $0.73   $0.93   $1.00     --
Accumulation unit value at end of period       $1.22   $0.92   $1.68   $1.44   $1.16   $1.03   $0.91   $0.73   $0.93     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  1,185   1,439   1,767   1,718   1,659   1,408     938     559     119     --
---------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value at beginning of
  period                                       $0.68   $0.90   $1.00      --      --      --      --      --      --     --
Accumulation unit value at end of period       $0.87   $0.68   $0.90      --      --      --      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  2,587   3,176   3,100      --      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (11/01/2005)
Accumulation unit value at beginning of
  period                                       $0.69   $1.19   $0.99   $1.04   $1.00      --      --      --      --     --
Accumulation unit value at end of period       $0.92   $0.69   $1.19   $0.99   $1.04      --      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                    884     782     920   4,333     941      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (08/13/2001)
Accumulation unit value at beginning of
  period                                       $1.08   $1.49   $1.59   $1.35   $1.30   $1.15   $0.90   $1.04   $1.00     --
Accumulation unit value at end of period       $1.29   $1.08   $1.49   $1.59   $1.35   $1.30   $1.15   $0.90   $1.04     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  6,018   7,174   9,957  10,957  10,497   6,900   4,207   2,339     719     --
---------------------------------------------------------------------------------------------------------------------------
CALVERT VARIABLE SERIES, INC. VP SRI SOCIAL BALANCED PORTFOLIO (09/29/2000)
Accumulation unit value at beginning of
  period                                       $0.75   $1.10   $1.08   $1.00   $0.95   $0.88   $0.75   $0.86   $0.93  $1.00
Accumulation unit value at end of period       $0.93   $0.75   $1.10   $1.08   $1.00   $0.95   $0.88   $0.75   $0.86  $0.93
Number of accumulation units outstanding at
  end of period (000 omitted)                  1,088   1,279   1,519   1,455   1,195     895     475     348     124     --
---------------------------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2006)
Accumulation unit value at beginning of
  period                                       $0.72   $1.19   $1.02   $1.00      --      --      --      --      --     --
Accumulation unit value at end of period       $0.90   $0.72   $1.19   $1.02      --      --      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                 20,511  16,940  11,279   7,246      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2006)
Accumulation unit value at beginning of
  period                                       $0.65   $1.27   $1.07   $1.00      --      --      --      --      --     --
Accumulation unit value at end of period       $0.89   $0.65   $1.27   $1.07      --      --      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  1,464   1,986   1,950   3,548      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2006)
Accumulation unit value at beginning of
  period                                       $0.74   $1.13   $0.97   $1.00      --      --      --      --      --     --
Accumulation unit value at end of period       $0.88   $0.74   $1.13   $0.97      --      --      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  1,510   1,174     752   2,782      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2006)
Accumulation unit value at beginning of
  period                                       $0.75   $1.04   $1.03   $1.00      --      --      --      --      --     --
Accumulation unit value at end of period       $1.08   $0.75   $1.04   $1.03      --      --      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  8,896   7,053   6,237   6,662      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (12/08/2003)
Accumulation unit value at beginning of
  period                                       $0.80   $1.20   $1.12   $1.00   $0.93   $0.86   $0.83      --      --     --
Accumulation unit value at end of period       $1.08   $0.80   $1.20   $1.12   $1.00   $0.93   $0.86      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                    972     994   1,179   1,349   1,489   1,266     885      --      --     --
---------------------------------------------------------------------------------------------------------------------------



52 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                            2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of
  period                                       $0.98   $1.68   $1.48   $1.21   $1.06   $1.00      --      --      --     --
Accumulation unit value at end of period       $1.12   $0.98   $1.68   $1.48   $1.21   $1.06      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  6,732     836   1,104   1,366   1,120      14      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (05/01/2006)
Accumulation unit value at beginning of
  period                                       $0.68   $1.20   $1.03   $1.00      --      --      --      --      --     --
Accumulation unit value at end of period       $0.92   $0.68   $1.20   $1.03      --      --      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                 13,436  20,314  16,371  14,295      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO SERVICE CLASS 2 (08/13/2001)
Accumulation unit value at beginning of
  period                                       $0.81   $1.40   $1.26   $1.13   $1.06   $1.01   $0.82   $1.00   $1.00     --
Accumulation unit value at end of period       $1.02   $0.81   $1.40   $1.26   $1.13   $1.06   $1.01   $0.82   $1.00     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  6,741   8,267  10,186  12,329  13,335  11,997   6,872   2,998     502     --
---------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (08/13/2001)
Accumulation unit value at beginning of
  period                                       $1.41   $2.36   $2.06   $1.85   $1.58   $1.27   $0.93   $1.04   $1.00     --
Accumulation unit value at end of period       $1.96   $1.41   $2.36   $2.06   $1.85   $1.58   $1.27   $0.93   $1.04     --
Number of accumulation units outstanding at
  end of period (000 omitted)                 11,345  14,767  16,235  17,466  16,249  12,408   7,511   3,349     588     --
---------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (08/13/2001)
Accumulation unit value at beginning of
  period                                       $1.06   $1.91   $1.64   $1.40   $1.19   $1.06   $0.75   $0.95   $1.00     --
Accumulation unit value at end of period       $1.33   $1.06   $1.91   $1.64   $1.40   $1.19   $1.06   $0.75   $0.95     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  3,386   4,277   5,424   5,781   5,952   5,831   2,326     836     149     --
---------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (09/29/2000)
Accumulation unit value at beginning of
  period                                       $1.20   $2.10   $2.67   $2.23   $1.98   $1.51   $1.12   $1.11   $1.04  $1.00
Accumulation unit value at end of period       $1.42   $1.20   $2.10   $2.67   $2.23   $1.98   $1.51   $1.12   $1.11  $1.04
Number of accumulation units outstanding at
  end of period (000 omitted)                  2,898   3,752   5,585   8,096   9,097   7,490   4,889   2,603   1,003    137
---------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (09/29/2000)
Accumulation unit value at beginning of
  period                                       $1.44   $2.16   $2.23   $1.92   $1.78   $1.45   $1.10   $1.23   $1.09  $1.00
Accumulation unit value at end of period       $1.84   $1.44   $2.16   $2.23   $1.92   $1.78   $1.45   $1.10   $1.23  $1.09
Number of accumulation units outstanding at
  end of period (000 omitted)                  3,032   3,524   4,553   5,190   5,121   3,861   2,159   1,333     350     18
---------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (08/13/2001)
Accumulation unit value at beginning of
  period                                       $0.97   $1.55   $1.51   $1.29   $1.17   $1.05   $0.85   $0.97   $1.00     --
Accumulation unit value at end of period       $1.21   $0.97   $1.55   $1.51   $1.29   $1.17   $1.05   $0.85   $0.97     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  5,877   7,136   9,225   9,112   7,513   4,483   2,574     801     155     --
---------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (09/29/2000)
Accumulation unit value at beginning of
  period                                       $1.54   $2.46   $2.40   $2.09   $1.86   $1.49   $1.17   $1.24   $1.11  $1.00
Accumulation unit value at end of period       $2.03   $1.54   $2.46   $2.40   $2.09   $1.86   $1.49   $1.17   $1.24  $1.11
Number of accumulation units outstanding at
  end of period (000 omitted)                  4,665   6,095   8,658  10,266  10,617   6,770   4,304   2,280     796     37
---------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (09/29/2000)
Accumulation unit value at beginning of
  period                                       $0.65   $1.04   $1.07   $0.95   $0.90   $0.79   $0.62   $0.79   $0.91  $1.00
Accumulation unit value at end of period       $0.78   $0.65   $1.04   $1.07   $0.95   $0.90   $0.79   $0.62   $0.79  $0.91
Number of accumulation units outstanding at
  end of period (000 omitted)                  5,810   6,981   8,779  10,535  11,511   4,998   3,397   2,661   1,788    266
---------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (08/13/2001)
(PREVIOUSLY AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES)
Accumulation unit value at beginning of
  period                                       $0.71   $1.25   $1.12   $1.07   $0.99   $0.94   $0.73   $0.98   $1.00     --
Accumulation unit value at end of period       $0.85   $0.71   $1.25   $1.12   $1.07   $0.99   $0.94   $0.73   $0.98     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  4,074   4,425   4,976   5,571   7,136   1,822     765     424     114     --
---------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (08/13/2001)
(PREVIOUSLY AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES)
Accumulation unit value at beginning of
  period                                       $0.84   $1.61   $1.47   $1.27   $1.17   $1.02   $0.76   $0.98   $1.00     --
Accumulation unit value at end of period       $1.19   $0.84   $1.61   $1.47   $1.27   $1.17   $1.02   $0.76   $0.98     --
Number of accumulation units outstanding at
  end of period (000 omitted)                    559     733     969   1,132   1,066   1,023     738     426      65     --
---------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. DYNAMICS FUND, SERIES I SHARES (08/13/2001)
(PREVIOUSLY AIM V.I. DYNAMICS FUND, SERIES I SHARES)
Accumulation unit value at beginning of
  period                                       $0.73   $1.41   $1.27   $1.10   $1.00   $0.89   $0.65   $0.96   $1.00     --
Accumulation unit value at end of period       $1.03   $0.73   $1.41   $1.27   $1.10   $1.00   $0.89   $0.65   $0.96     --
Number of accumulation units outstanding at
  end of period (000 omitted)                    173     210     313     379     539     508     523     350     166     --
---------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. FINANCIAL SERVICES FUND, SERIES I SHARES (08/13/2001)
(PREVIOUSLY AIM V.I. FINANCIAL SERVICES FUND, SERIES I SHARES)
Accumulation unit value at beginning of
  period                                       $0.43   $1.06   $1.38   $1.19   $1.14   $1.05   $0.82   $0.97   $1.00     --
Accumulation unit value at end of period       $0.54   $0.43   $1.06   $1.38   $1.19   $1.14   $1.05   $0.82   $0.97     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  1,420     774     424     540     472     569     482     337     123     --
---------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE
                                            ANNUITY - NEW YORK -- PROSPECTUS  53

VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                            2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2006)
(PREVIOUSLY AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES)
Accumulation unit value at beginning of
  period                                       $0.80   $1.13   $1.02   $1.00      --      --      --      --      --     --
Accumulation unit value at end of period       $1.01   $0.80   $1.13   $1.02      --      --      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                    601     590     419   1,896      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (11/01/2005)
(PREVIOUSLY AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES)
Accumulation unit value at beginning of
  period                                       $0.93   $1.57   $1.39   $1.09   $1.00      --      --      --      --     --
Accumulation unit value at end of period       $1.24   $0.93   $1.57   $1.39   $1.09      --      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  6,218   5,525   2,450      32      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. TECHNOLOGY FUND, SERIES I SHARES (08/13/2001)
(PREVIOUSLY AIM V.I. TECHNOLOGY FUND, SERIES I SHARES)
Accumulation unit value at beginning of
  period                                       $0.47   $0.85   $0.80   $0.73   $0.72   $0.69   $0.48   $0.91   $1.00     --
Accumulation unit value at end of period       $0.73   $0.47   $0.85   $0.80   $0.73   $0.72   $0.69   $0.48   $0.91     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  1,165   1,165   1,261   1,350   1,704     718     403     215      92     --
---------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES GLOBAL TECHNOLOGY PORTFOLIO: SERVICE SHARES (09/29/2000)
Accumulation unit value at beginning of
  period                                       $0.30   $0.54   $0.44   $0.41   $0.37   $0.37   $0.26   $0.44   $0.71  $1.00
Accumulation unit value at end of period       $0.46   $0.30   $0.54   $0.44   $0.41   $0.37   $0.37   $0.26   $0.44  $0.71
Number of accumulation units outstanding at
  end of period (000 omitted)                  1,480   1,274   1,368   1,138   1,248   1,311   1,434   1,198   1,061    219
---------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of
  period                                       $0.63   $1.06   $1.00      --      --      --      --      --      --     --
Accumulation unit value at end of period       $0.85   $0.63   $1.06      --      --      --      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                 17,067  13,325   8,417      --      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES OVERSEAS PORTFOLIO: SERVICE SHARES (09/29/2000)
Accumulation unit value at beginning of
  period                                       $0.88   $1.85   $1.46   $1.00   $0.77   $0.65   $0.49   $0.66   $0.87  $1.00
Accumulation unit value at end of period       $1.56   $0.88   $1.85   $1.46   $1.00   $0.77   $0.65   $0.49   $0.66  $0.87
Number of accumulation units outstanding at
  end of period (000 omitted)                  3,464   4,541   5,011   4,995   5,056   5,176   4,688   3,862   2,494    539
---------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (09/29/2000)
Accumulation unit value at beginning of
  period                                       $0.47   $0.74   $0.68   $0.63   $0.61   $0.57   $0.47   $0.65   $0.87  $1.00
Accumulation unit value at end of period       $0.64   $0.47   $0.74   $0.68   $0.63   $0.61   $0.57   $0.47   $0.65  $0.87
Number of accumulation units outstanding at
  end of period (000 omitted)                  4,024   5,305   6,287   7,893   8,647   7,097   5,911   4,123   2,296    695
---------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (09/29/2000)
Accumulation unit value at beginning of
  period                                       $0.57   $0.95   $0.94   $0.83   $0.80   $0.76   $0.57   $0.85   $0.90  $1.00
Accumulation unit value at end of period       $0.92   $0.57   $0.95   $0.94   $0.83   $0.80   $0.76   $0.57   $0.85  $0.90
Number of accumulation units outstanding at
  end of period (000 omitted)                  2,644   3,033   3,572   4,031   4,783   5,498   5,373   4,442   2,760    479
---------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (08/13/2001)
Accumulation unit value at beginning of
  period                                       $1.39   $2.25   $1.78   $1.37   $1.18   $0.92   $0.68   $0.89   $1.00     --
Accumulation unit value at end of period       $1.83   $1.39   $2.25   $1.78   $1.37   $1.18   $0.92   $0.68   $0.89     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  2,262   2,719   3,277   3,617   2,792   1,406     718     283     112     --
---------------------------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL PORTFOLIO (CLASS S) (05/01/2006)
Accumulation unit value at beginning of
  period                                       $0.57   $1.07   $1.04   $1.00      --      --      --      --      --     --
Accumulation unit value at end of period       $0.76   $0.57   $1.07   $1.04      --      --      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  4,378   4,519   3,528   3,236      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of
  period                                       $0.88   $1.49   $1.41   $1.21   $1.07   $1.00      --      --      --     --
Accumulation unit value at end of period       $1.22   $0.88   $1.49   $1.41   $1.21   $1.07      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  1,943   2,308   3,032   3,158   1,793      45      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (11/15/2004)
(PREVIOUSLY OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES)
Accumulation unit value at beginning of
  period                                       $1.02   $1.20   $1.11   $1.04   $1.02   $1.00      --      --      --     --
Accumulation unit value at end of period       $1.20   $1.02   $1.20   $1.11   $1.04   $1.02      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                 28,569  31,552  30,934  20,585   9,132     152      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of
  period                                       $0.78   $1.27   $1.30   $1.14   $1.05   $1.00      --      --      --     --
Accumulation unit value at end of period       $1.06   $0.78   $1.27   $1.30   $1.14   $1.05      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                    844   1,049   1,233   1,204     468      15      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2006)
Accumulation unit value at beginning of
  period                                       $0.93   $1.12   $1.04   $1.00      --      --      --      --      --     --
Accumulation unit value at end of period       $1.13   $0.93   $1.12   $1.04      --      --      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                 11,742  12,942   9,560   9,475      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------



54 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                            2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND - CLASS IB SHARES (08/13/2001)
Accumulation unit value at beginning of
  period                                       $0.90   $1.10   $1.11   $1.09   $0.97   $0.91   $0.78   $0.98   $1.00     --
Accumulation unit value at end of period       $1.13   $0.90   $1.10   $1.11   $1.09   $0.97   $0.91   $0.78   $0.98     --
Number of accumulation units outstanding at
  end of period (000 omitted)                    765   1,013   1,144   1,397   1,837   1,481   1,270     748     169     --
---------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (08/13/2001)
Accumulation unit value at beginning of
  period                                       $0.98   $1.75   $1.63   $1.29   $1.15   $1.00   $0.78   $0.96   $1.00     --
Accumulation unit value at end of period       $1.21   $0.98   $1.75   $1.63   $1.29   $1.15   $1.00   $0.78   $0.96     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  1,406   1,843   2,419   2,803   3,193   3,359   3,718   2,109     364     --
---------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (09/29/2000)
Accumulation unit value at beginning of
  period                                       $0.36   $0.67   $0.65   $0.62   $0.56   $0.48   $0.36   $0.52   $0.79  $1.00
Accumulation unit value at end of period       $0.50   $0.36   $0.67   $0.65   $0.62   $0.56   $0.48   $0.36   $0.52  $0.79
Number of accumulation units outstanding at
  end of period (000 omitted)                  1,747   1,926   2,336   2,464   2,910   3,132   3,452   3,552   3,407    767
---------------------------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - AGGRESSIVE (05/01/2008)
Accumulation unit value at beginning of
  period                                       $0.71   $1.00      --      --      --      --      --      --      --     --
Accumulation unit value at end of period       $0.87   $0.71      --      --      --      --      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                      5       1      --      --      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - CONSERVATIVE (05/01/2008)
Accumulation unit value at beginning of
  period                                       $0.84   $1.00      --      --      --      --      --      --      --     --
Accumulation unit value at end of period       $0.98   $0.84      --      --      --      --      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                    255      75      --      --      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATE (05/01/2008)
Accumulation unit value at beginning of
  period                                       $0.76   $1.00      --      --      --      --      --      --      --     --
Accumulation unit value at end of period       $0.91   $0.76      --      --      --      --      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  1,132     793      --      --      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATELY AGGRESSIVE (05/01/2008)
Accumulation unit value at beginning of
  period                                       $0.74   $1.00      --      --      --      --      --      --      --     --
Accumulation unit value at end of period       $0.89   $0.74      --      --      --      --      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                    128     103      --      --      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATELY CONSERVATIVE (05/01/2008)
Accumulation unit value at beginning of
  period                                       $0.80   $1.00      --      --      --      --      --      --      --     --
Accumulation unit value at end of period       $0.94   $0.80      --      --      --      --      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                    728     288      --      --      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of
  period                                       $0.78   $1.12   $1.11   $0.98   $0.95   $0.87   $0.73   $0.84   $0.95  $1.00
Accumulation unit value at end of period       $0.96   $0.78   $1.12   $1.11   $0.98   $0.95   $0.87   $0.73   $0.84  $0.95
Number of accumulation units outstanding at
  end of period (000 omitted)                  2,605   1,564   2,567   2,359   2,268   2,153   1,566   1,122     988    129
---------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3)*(09/29/2000)
Accumulation unit value at beginning of
  period                                       $1.16   $1.15   $1.10   $1.06   $1.04   $1.04   $1.04   $1.04   $1.01  $1.00
Accumulation unit value at end of period       $1.16   $1.16   $1.15   $1.10   $1.06   $1.04   $1.04   $1.04   $1.04  $1.01
Number of accumulation units outstanding at
  end of period (000 omitted)                 11,219  20,529  16,724  14,587  10,666  11,956  12,254  15,264  14,112  3,674
*The 7-day simple and compound yields for RVST RiverSource Variable Portfolio - Cash Management Fund at Dec. 31, 2009 were
  (0.76%) and (0.75%), respectively.
---------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of
  period                                       $1.25   $1.35   $1.29   $1.25   $1.23   $1.19   $1.14   $1.09   $1.02  $1.00
Accumulation unit value at end of period       $1.43   $1.25   $1.35   $1.29   $1.25   $1.23   $1.19   $1.14   $1.09  $1.02
Number of accumulation units outstanding at
  end of period (000 omitted)                 36,166  36,244  35,353  31,453  19,926  12,488  10,290   7,749   3,860    476
---------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of
  period                                       $1.13   $1.91   $1.78   $1.50   $1.33   $1.14   $0.81   $1.01   $1.00  $1.00
Accumulation unit value at end of period       $1.43   $1.13   $1.91   $1.78   $1.50   $1.33   $1.14   $0.81   $1.01  $1.00
Number of accumulation units outstanding at
  end of period (000 omitted)                 25,983  25,626  25,064  25,790  17,139  10,241   4,410   2,358   1,089     17
---------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of
  period                                       $0.53   $0.92   $0.90   $0.78   $0.74   $0.71   $0.55   $0.71   $0.88  $1.00
Accumulation unit value at end of period       $0.65   $0.53   $0.92   $0.90   $0.78   $0.74   $0.71   $0.55   $0.71  $0.88
Number of accumulation units outstanding at
  end of period (000 omitted)                 12,183  14,518  17,373  19,411  11,370   2,982     815     363     339    110
---------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL BOND FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of
  period                                       $1.55   $1.57   $1.47   $1.39   $1.47   $1.35   $1.20   $1.05   $1.05  $1.00
Accumulation unit value at end of period       $1.72   $1.55   $1.57   $1.47   $1.39   $1.47   $1.35   $1.20   $1.05  $1.05
Number of accumulation units outstanding at
  end of period (000 omitted)                 10,317  10,760  10,966   9,253   6,917   4,157   2,454   1,346     529     95
---------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 3) (11/15/2004)
Accumulation unit value at beginning of
  period                                       $1.11   $1.12   $1.04   $1.04   $1.02   $1.00      --      --      --     --
Accumulation unit value at end of period       $1.18   $1.11   $1.12   $1.04   $1.04   $1.02      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                 17,784   9,290   9,325  10,578   6,543      21      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE
                                            ANNUITY - NEW YORK -- PROSPECTUS  55

VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                            2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of
  period                                       $1.05   $1.42   $1.40   $1.28   $1.24   $1.12   $0.90   $0.97   $0.93  $1.00
Accumulation unit value at end of period       $1.61   $1.05   $1.42   $1.40   $1.28   $1.24   $1.12   $0.90   $0.97  $0.93
Number of accumulation units outstanding at
  end of period (000 omitted)                  7,246   8,622  12,510  14,822  16,084  14,646   9,939   5,182   2,596    465
---------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 3) (11/15/2004)
Accumulation unit value at beginning of
  period                                       $0.91   $1.13   $1.11   $1.03   $1.01   $1.00      --      --      --     --
Accumulation unit value at end of period       $1.28   $0.91   $1.13   $1.11   $1.03   $1.01      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                 12,726   7,714   6,770   6,653   1,815       6      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP GROWTH FUND (CLASS 3) (05/01/2001)
Accumulation unit value at beginning of
  period                                       $0.75   $1.37   $1.22   $1.23   $1.12   $1.04   $0.85   $1.00   $1.00     --
Accumulation unit value at end of period       $1.22   $0.75   $1.37   $1.22   $1.23   $1.12   $1.04   $0.85   $1.00     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  1,066   1,091   1,416   1,560   1,403   1,420     998     351      86     --
---------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP VALUE FUND (CLASS 3) (05/02/2005)
Accumulation unit value at beginning of
  period                                       $0.81   $1.49   $1.36   $1.19   $1.00      --      --      --      --     --
Accumulation unit value at end of period       $1.14   $0.81   $1.49   $1.36   $1.19      --      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  2,304   3,561   2,944   5,108     351      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of
  period                                       $0.66   $1.06   $1.01   $0.89   $0.85   $0.78   $0.61   $0.80   $0.92  $1.00
Accumulation unit value at end of period       $0.82   $0.66   $1.06   $1.01   $0.89   $0.85   $0.78   $0.61   $0.80  $0.92
Number of accumulation units outstanding at
  end of period (000 omitted)                  4,854   5,907   7,782   8,282   8,983   9,237   6,233   3,963   2,214    129
---------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of
  period                                       $1.21   $1.25   $1.19   $1.16   $1.15   $1.15   $1.14   $1.09   $1.03  $1.00
Accumulation unit value at end of period       $1.26   $1.21   $1.25   $1.19   $1.16   $1.15   $1.15   $1.14   $1.09  $1.03
Number of accumulation units outstanding at
  end of period (000 omitted)                  6,838   7,386   8,083   9,055  10,771  11,923   9,919   8,720   2,737    252
---------------------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - GROWTH FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of
  period                                       $0.34   $0.61   $0.60   $0.54   $0.50   $0.47   $0.39   $0.53   $0.77  $1.00
Accumulation unit value at end of period       $0.46   $0.34   $0.61   $0.60   $0.54   $0.50   $0.47   $0.39   $0.53  $0.77
Number of accumulation units outstanding at
  end of period (000 omitted)                  5,927   7,359  10,651  12,217  13,724   6,535   5,159   3,200   2,185    741
---------------------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - LARGER-CAP VALUE FUND (CLASS 3) (11/15/2004)
Accumulation unit value at beginning of
  period                                       $0.75   $1.25   $1.27   $1.07   $1.03   $1.00      --      --      --     --
Accumulation unit value at end of period       $0.94   $0.75   $1.25   $1.27   $1.07   $1.03      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                     91      95     137     187      70      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - SMALLER-CAP VALUE FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of
  period                                       $0.83   $1.37   $1.44   $1.30   $1.25   $1.06   $0.72   $0.88   $0.95  $1.00
Accumulation unit value at end of period       $1.16   $0.83   $1.37   $1.44   $1.30   $1.25   $1.06   $0.72   $0.88  $0.95
Number of accumulation units outstanding at
  end of period (000 omitted)                  1,132   1,628   1,938   2,442   3,007   2,896   1,716     913     440     65
---------------------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - EMERGING MARKETS FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of
  period                                       $1.55   $3.37   $2.46   $1.85   $1.39   $1.13   $0.81   $0.87   $0.88  $1.00
Accumulation unit value at end of period       $2.68   $1.55   $3.37   $2.46   $1.85   $1.39   $1.13   $0.81   $0.87  $0.88
Number of accumulation units outstanding at
  end of period (000 omitted)                  3,010   4,784   3,347   3,067   2,792     711     217     149     100      7
---------------------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of
  period                                       $0.71   $1.20   $1.07   $0.87   $0.77   $0.66   $0.52   $0.64   $0.91  $1.00
Accumulation unit value at end of period       $0.90   $0.71   $1.20   $1.07   $0.87   $0.77   $0.66   $0.52   $0.64  $0.91
Number of accumulation units outstanding at
  end of period (000 omitted)                  1,835   2,245   2,990   3,257   3,145   2,082     359     191     182     13
---------------------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 3) (05/01/2006)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of
  period                                       $0.68   $1.12   $1.09   $1.00      --      --      --      --      --     --
Accumulation unit value at end of period       $0.89   $0.68   $1.12   $1.09      --      --      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                 17,213  10,554   7,024   7,764      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 3) (11/15/2004)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of
  period                                       $0.79   $1.26   $1.20   $1.04   $1.04   $1.00      --      --      --     --
Accumulation unit value at end of period       $1.07   $0.79   $1.26   $1.20   $1.04   $1.04      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                    133     261     377     381     339      45      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (08/14/2001)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of
  period                                       $1.22   $1.80   $1.91   $1.60   $1.52   $1.28   $0.93   $1.07   $1.00     --
Accumulation unit value at end of period       $1.66   $1.22   $1.80   $1.91   $1.60   $1.52   $1.28   $0.93   $1.07     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  8,642   9,275   8,677   7,149   7,106   4,860   4,184   2,710     606     --
---------------------------------------------------------------------------------------------------------------------------



56 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                            2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (11/15/2004)
Accumulation unit value at beginning of
  period                                       $0.76   $1.19   $1.23   $1.07   $1.03   $1.00      --      --      --     --
Accumulation unit value at end of period       $0.97   $0.76   $1.19   $1.23   $1.07   $1.03      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  9,931  12,695  11,798  13,974  10,069      65      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2006)
Accumulation unit value at beginning of
  period                                       $0.61   $1.11   $1.23   $1.00      --      --      --      --      --     --
Accumulation unit value at end of period       $0.86   $0.61   $1.11   $1.23      --      --      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  3,120   4,528   2,291   2,781      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2006)
Accumulation unit value at beginning of
  period                                       $0.64   $1.20   $0.99   $1.00      --      --      --      --      --     --
Accumulation unit value at end of period       $0.99   $0.64   $1.20   $0.99      --      --      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  1,089   1,210   1,294   2,389      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (09/29/2000)
Accumulation unit value at beginning of
  period                                       $1.05   $1.95   $1.69   $1.24   $1.03   $0.80   $0.54   $0.63   $0.80  $1.00
Accumulation unit value at end of period       $1.57   $1.05   $1.95   $1.69   $1.24   $1.03   $0.80   $0.54   $0.63  $0.80
Number of accumulation units outstanding at
  end of period (000 omitted)                  9,670  10,494  11,177  12,711  11,740   7,114   4,070   1,930     833    190
---------------------------------------------------------------------------------------------------------------------------
WANGER USA (09/29/2000)
Accumulation unit value at beginning of
  period                                       $1.16   $1.93   $1.85   $1.73   $1.56   $1.33   $0.94   $1.13   $1.03  $1.00
Accumulation unit value at end of period       $1.63   $1.16   $1.93   $1.85   $1.73   $1.56   $1.33   $0.94   $1.13  $1.03
Number of accumulation units outstanding at
  end of period (000 omitted)                  9,667  11,268  13,451  14,502  14,569  10,599   6,621   2,942     855     77
---------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INDEX ASSET ALLOCATION FUND (05/01/2001)
(PREVIOUSLY WELLS FARGO ADVANTAGE VT ASSET ALLOCATION FUND)
Accumulation unit value at beginning of
  period                                       $0.96   $1.37   $1.28   $1.15   $1.10   $1.02   $0.84   $0.97   $1.00     --
Accumulation unit value at end of period       $1.10   $0.96   $1.37   $1.28   $1.15   $1.10   $1.02   $0.84   $0.97     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  1,871   2,101   2,512   2,477   2,532   2,515   2,471   2,188   1,255     --
---------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND (05/01/2001)
Accumulation unit value at beginning of
  period                                       $0.80   $1.43   $1.28   $1.06   $0.98   $0.90   $0.69   $0.90   $1.00     --
Accumulation unit value at end of period       $0.90   $0.80   $1.43   $1.28   $1.06   $0.98   $0.90   $0.69   $0.90     --
Number of accumulation units outstanding at
  end of period (000 omitted)                    694     824   1,016   1,118   1,247   1,438     938     461      65     --
---------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND (08/13/2001)
Accumulation unit value at beginning of
  period                                       $0.86   $1.44   $1.36   $1.22   $1.14   $0.97   $0.72   $0.99   $1.00     --
Accumulation unit value at end of period       $1.26   $0.86   $1.44   $1.36   $1.22   $1.14   $0.97   $0.72   $0.99     --
Number of accumulation units outstanding at
  end of period (000 omitted)                    826     977   1,125   1,281   1,387   1,549   1,450     884     232     --
---------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (05/01/2001)
Accumulation unit value at beginning of
  period                                       $0.78   $1.34   $1.18   $0.97   $0.92   $0.81   $0.58   $0.94   $1.00     --
Accumulation unit value at end of period       $1.18   $0.78   $1.34   $1.18   $0.97   $0.92   $0.81   $0.58   $0.94     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  1,942   1,865   2,522   1,762   1,473   1,593   1,080     587     140     --
---------------------------------------------------------------------------------------------------------------------------






VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                            2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (11/01/2005)
(PREVIOUSLY ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B))
Accumulation unit value at beginning of
  period                                       $0.70   $1.35   $1.14   $1.06   $1.00      --      --      --      --     --
Accumulation unit value at end of period       $1.07   $0.70   $1.35   $1.14   $1.06      --      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                    330     249     316     302      65      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (08/13/2001)
Accumulation unit value at beginning of
  period                                       $0.78   $1.34   $1.29   $1.11   $1.07   $0.97   $0.74   $0.96   $1.00     --
Accumulation unit value at end of period       $0.93   $0.78   $1.34   $1.29   $1.11   $1.07   $0.97   $0.74   $0.96     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  2,557   3,315   5,003   5,777   6,121   5,022   3,923   2,930     730     --
---------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (08/13/2001)
Accumulation unit value at beginning of
  period                                       $1.21   $2.61   $2.49   $1.86   $1.61   $1.31   $0.92   $0.98   $1.00     --
Accumulation unit value at end of period       $1.61   $1.21   $2.61   $2.49   $1.86   $1.61   $1.31   $0.92   $0.98     --
Number of accumulation units outstanding at
  end of period (000s omitted)                 4,591   6,466   6,875   6,633   5,012   2,202   1,112     400      29     --
---------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (08/13/2001)
Accumulation unit value at beginning of
  period                                       $0.91   $1.66   $1.42   $1.15   $1.03   $0.90   $0.73   $0.93   $1.00     --
Accumulation unit value at end of period       $1.20   $0.91   $1.66   $1.42   $1.15   $1.03   $0.90   $0.73   $0.93     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  1,017   1,298   1,457   1,664   1,703   1,507   1,149     700     152     --
---------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE
                                            ANNUITY - NEW YORK -- PROSPECTUS  57

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                            2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value at beginning of
  period                                       $0.67   $0.90   $1.00      --      --      --      --      --      --     --
Accumulation unit value at end of period       $0.87   $0.67   $0.90      --      --      --      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  1,306   1,860   1,583      --      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (11/01/2005)
Accumulation unit value at beginning of
  period                                       $0.69   $1.19   $0.99   $1.04   $1.00      --      --      --      --     --
Accumulation unit value at end of period       $0.91   $0.69   $1.19   $0.99   $1.04      --      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                    473     394     409   1,987     389      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (08/13/2001)
Accumulation unit value at beginning of
  period                                       $1.07   $1.47   $1.57   $1.34   $1.29   $1.14   $0.89   $1.04   $1.00     --
Accumulation unit value at end of period       $1.27   $1.07   $1.47   $1.57   $1.34   $1.29   $1.14   $0.89   $1.04     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  3,565   4,138   6,071   6,789   7,188   5,304   3,657   2,579     848     --
---------------------------------------------------------------------------------------------------------------------------
CALVERT VARIABLE SERIES, INC. VP SRI SOCIAL BALANCED PORTFOLIO (09/29/2000)
Accumulation unit value at beginning of
  period                                       $0.74   $1.08   $1.06   $0.99   $0.94   $0.88   $0.74   $0.86   $0.93  $1.00
Accumulation unit value at end of period       $0.91   $0.74   $1.08   $1.06   $0.99   $0.94   $0.88   $0.74   $0.86  $0.93
Number of accumulation units outstanding at
  end of period (000 omitted)                  1,174   1,596   1,765   1,878   1,638     959     544     311     289     15
---------------------------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2006)
Accumulation unit value at beginning of
  period                                       $0.71   $1.19   $1.02   $1.00      --      --      --      --      --     --
Accumulation unit value at end of period       $0.89   $0.71   $1.19   $1.02      --      --      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                 13,094  10,986   6,387   3,929      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2006)
Accumulation unit value at beginning of
  period                                       $0.65   $1.26   $1.07   $1.00      --      --      --      --      --     --
Accumulation unit value at end of period       $0.88   $0.65   $1.26   $1.07      --      --      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                    959   1,003   1,019   1,770      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2006)
Accumulation unit value at beginning of
  period                                       $0.74   $1.13   $0.97   $1.00      --      --      --      --      --     --
Accumulation unit value at end of period       $0.88   $0.74   $1.13   $0.97      --      --      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  1,351   1,404     789   1,558      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2006)
Accumulation unit value at beginning of
  period                                       $0.75   $1.04   $1.03   $1.00      --      --      --      --      --     --
Accumulation unit value at end of period       $1.07   $0.75   $1.04   $1.03      --      --      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  5,379   4,487   3,603   3,669      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (12/08/2003)
Accumulation unit value at beginning of
  period                                       $0.79   $1.19   $1.11   $1.00   $0.92   $0.86   $0.82      --      --     --
Accumulation unit value at end of period       $1.06   $0.79   $1.19   $1.11   $1.00   $0.92   $0.86      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                    784     585     778     843     966     846     596      --      --     --
---------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of
  period                                       $0.97   $1.67   $1.47   $1.21   $1.05   $1.00      --      --      --     --
Accumulation unit value at end of period       $1.11   $0.97   $1.67   $1.47   $1.21   $1.05      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  3,967     460     658     813     645      40      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (05/01/2006)
Accumulation unit value at beginning of
  period                                       $0.68   $1.20   $1.03   $1.00      --      --      --      --      --     --
Accumulation unit value at end of period       $0.91   $0.68   $1.20   $1.03      --      --      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  7,800  12,130   8,730   7,042      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO SERVICE CLASS 2 (08/13/2001)
Accumulation unit value at beginning of
  period                                       $0.80   $1.38   $1.25   $1.12   $1.05   $1.00   $0.82   $1.00   $1.00     --
Accumulation unit value at end of period       $1.00   $0.80   $1.38   $1.25   $1.12   $1.05   $1.00   $0.82   $1.00     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  4,356   5,347   7,618   9,099   9,746   8,735   6,117   3,320     583     --
---------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (08/13/2001)
Accumulation unit value at beginning of
  period                                       $1.39   $2.33   $2.04   $1.83   $1.57   $1.27   $0.93   $1.04   $1.00     --
Accumulation unit value at end of period       $1.93   $1.39   $2.33   $2.04   $1.83   $1.57   $1.27   $0.93   $1.04     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  6,204   8,401   9,748  10,749  10,285   8,137   5,236   3,151     536     --
---------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (08/13/2001)
Accumulation unit value at beginning of
  period                                       $1.05   $1.88   $1.62   $1.39   $1.18   $1.05   $0.74   $0.95   $1.00     --
Accumulation unit value at end of period       $1.31   $1.05   $1.88   $1.62   $1.39   $1.18   $1.05   $0.74   $0.95     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  2,078   2,626   3,652   3,933   4,012   3,384   1,478     756     101     --
---------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (09/29/2000)
Accumulation unit value at beginning of
  period                                       $1.18   $2.07   $2.64   $2.21   $1.96   $1.50   $1.12   $1.11   $1.04  $1.00
Accumulation unit value at end of period       $1.39   $1.18   $2.07   $2.64   $2.21   $1.96   $1.50   $1.12   $1.11  $1.04
Number of accumulation units outstanding at
  end of period (000 omitted)                  1,987   2,520   3,992   5,455   6,194   5,320   3,834   2,650   1,215    150
---------------------------------------------------------------------------------------------------------------------------



58 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                            2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (09/29/2000)
Accumulation unit value at beginning of
  period                                       $1.41   $2.13   $2.20   $1.90   $1.76   $1.44   $1.10   $1.22   $1.08  $1.00
Accumulation unit value at end of period       $1.81   $1.41   $2.13   $2.20   $1.90   $1.76   $1.44   $1.10   $1.22  $1.08
Number of accumulation units outstanding at
  end of period (000 omitted)                  1,730   2,095   3,284   3,540   3,470   2,522   1,628     986     410     56
---------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (08/13/2001)
Accumulation unit value at beginning of
  period                                       $0.96   $1.53   $1.50   $1.28   $1.17   $1.04   $0.84   $0.97   $1.00     --
Accumulation unit value at end of period       $1.19   $0.96   $1.53   $1.50   $1.28   $1.17   $1.04   $0.84   $0.97     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  3,424   3,761   4,875   4,583   3,446   2,367   1,668     932     155     --
---------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (09/29/2000)
Accumulation unit value at beginning of
  period                                       $1.51   $2.43   $2.37   $2.06   $1.85   $1.48   $1.16   $1.23   $1.11  $1.00
Accumulation unit value at end of period       $2.00   $1.51   $2.43   $2.37   $2.06   $1.85   $1.48   $1.16   $1.23  $1.11
Number of accumulation units outstanding at
  end of period (000 omitted)                  3,248   4,092   6,530   7,397   7,580   5,065   3,549   2,398   1,096    162
---------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (09/29/2000)
Accumulation unit value at beginning of
  period                                       $0.64   $1.03   $1.06   $0.94   $0.89   $0.79   $0.61   $0.79   $0.91  $1.00
Accumulation unit value at end of period       $0.77   $0.64   $1.03   $1.06   $0.94   $0.89   $0.79   $0.61   $0.79  $0.91
Number of accumulation units outstanding at
  end of period (000 omitted)                  3,364   4,344   5,998   7,046   7,488   4,379   2,692   2,301   1,422    202
---------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (08/13/2001)
(PREVIOUSLY AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES)
Accumulation unit value at beginning of
  period                                       $0.70   $1.23   $1.11   $1.06   $0.98   $0.93   $0.73   $0.98   $1.00     --
Accumulation unit value at end of period       $0.84   $0.70   $1.23   $1.11   $1.06   $0.98   $0.93   $0.73   $0.98     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  1,663   2,328   2,975   3,202   3,245   1,172     537     373      70     --
---------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (08/13/2001)
(PREVIOUSLY AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES)
Accumulation unit value at beginning of
  period                                       $0.83   $1.59   $1.45   $1.26   $1.16   $1.02   $0.76   $0.98   $1.00     --
Accumulation unit value at end of period       $1.17   $0.83   $1.59   $1.45   $1.26   $1.16   $1.02   $0.76   $0.98     --
Number of accumulation units outstanding at
  end of period (000 omitted)                    252     363     574     711     686     562     313     250      67     --
---------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. DYNAMICS FUND, SERIES I SHARES (08/13/2001)
(PREVIOUSLY AIM V.I. DYNAMICS FUND, SERIES I SHARES)
Accumulation unit value at beginning of
  period                                       $0.72   $1.39   $1.25   $1.09   $0.99   $0.88   $0.65   $0.96   $1.00     --
Accumulation unit value at end of period       $1.01   $0.72   $1.39   $1.25   $1.09   $0.99   $0.88   $0.65   $0.96     --
Number of accumulation units outstanding at
  end of period (000 omitted)                    181     212     292     407     449     466     469     371     201     --
---------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. FINANCIAL SERVICES FUND, SERIES I SHARES (08/13/2001)
(PREVIOUSLY AIM V.I. FINANCIAL SERVICES FUND, SERIES I SHARES)
Accumulation unit value at beginning of
  period                                       $0.42   $1.05   $1.36   $1.18   $1.13   $1.05   $0.82   $0.97   $1.00     --
Accumulation unit value at end of period       $0.53   $0.42   $1.05   $1.36   $1.18   $1.13   $1.05   $0.82   $0.97     --
Number of accumulation units outstanding at
  end of period (000 omitted)                    866     515     368     473     529     622     467     306      90     --
---------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2006)
(PREVIOUSLY AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES)
Accumulation unit value at beginning of
  period                                       $0.80   $1.13   $1.02   $1.00      --      --      --      --      --     --
Accumulation unit value at end of period       $1.01   $0.80   $1.13   $1.02      --      --      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                    432     545     444     892      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (11/01/2005)
(PREVIOUSLY AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES)
Accumulation unit value at beginning of
  period                                       $0.92   $1.57   $1.38   $1.09   $1.00      --      --      --      --     --
Accumulation unit value at end of period       $1.23   $0.92   $1.57   $1.38   $1.09      --      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  3,824   3,203   1,506      41      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. TECHNOLOGY FUND, SERIES I SHARES (08/13/2001)
(PREVIOUSLY AIM V.I. TECHNOLOGY FUND, SERIES I SHARES)
Accumulation unit value at beginning of
  period                                       $0.46   $0.84   $0.79   $0.72   $0.71   $0.69   $0.48   $0.91   $1.00     --
Accumulation unit value at end of period       $0.72   $0.46   $0.84   $0.79   $0.72   $0.71   $0.69   $0.48   $0.91     --
Number of accumulation units outstanding at
  end of period (000 omitted)                    600     621     929     977     995     735     533     241      63     --
---------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES GLOBAL TECHNOLOGY PORTFOLIO: SERVICE SHARES (09/29/2000)
Accumulation unit value at beginning of
  period                                       $0.29   $0.53   $0.44   $0.41   $0.37   $0.37   $0.26   $0.44   $0.71  $1.00
Accumulation unit value at end of period       $0.45   $0.29   $0.53   $0.44   $0.41   $0.37   $0.37   $0.26   $0.44  $0.71
Number of accumulation units outstanding at
  end of period (000 omitted)                    827     929   1,099   1,145   1,143   1,305   1,427   1,276   1,190    260
---------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of
  period                                       $0.63   $1.06   $1.00      --      --      --      --      --      --     --
Accumulation unit value at end of period       $0.85   $0.63   $1.06      --      --      --      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  9,604   7,662   4,056      --      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE
                                            ANNUITY - NEW YORK -- PROSPECTUS  59

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                            2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES OVERSEAS PORTFOLIO: SERVICE SHARES (09/29/2000)
Accumulation unit value at beginning of
  period                                       $0.86   $1.83   $1.44   $0.99   $0.76   $0.65   $0.48   $0.66   $0.87  $1.00
Accumulation unit value at end of period       $1.53   $0.86   $1.83   $1.44   $0.99   $0.76   $0.65   $0.48   $0.66  $0.87
Number of accumulation units outstanding at
  end of period (000 omitted)                  2,567   3,402   4,652   4,123   3,778   3,724   3,654   4,229   3,147    640
---------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (09/29/2000)
Accumulation unit value at beginning of
  period                                       $0.46   $0.73   $0.67   $0.63   $0.61   $0.56   $0.46   $0.65   $0.87  $1.00
Accumulation unit value at end of period       $0.63   $0.46   $0.73   $0.67   $0.63   $0.61   $0.56   $0.46   $0.65  $0.87
Number of accumulation units outstanding at
  end of period (000 omitted)                  2,935   2,841   3,602   4,618   5,560   5,021   4,726   4,234   3,342    685
---------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (09/29/2000)
Accumulation unit value at beginning of
  period                                       $0.56   $0.94   $0.92   $0.83   $0.79   $0.75   $0.57   $0.85   $0.90  $1.00
Accumulation unit value at end of period       $0.90   $0.56   $0.94   $0.92   $0.83   $0.79   $0.75   $0.57   $0.85  $0.90
Number of accumulation units outstanding at
  end of period (000 omitted)                  1,422   1,779   2,321   2,844   3,667   4,463   4,471   3,982   2,670    527
---------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (08/13/2001)
Accumulation unit value at beginning of
  period                                       $1.37   $2.22   $1.76   $1.36   $1.18   $0.91   $0.68   $0.89   $1.00     --
Accumulation unit value at end of period       $1.80   $1.37   $2.22   $1.76   $1.36   $1.18   $0.91   $0.68   $0.89     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  1,909   2,107   2,729   2,801   2,287   1,297     759     512     218     --
---------------------------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL PORTFOLIO (CLASS S) (05/01/2006)
Accumulation unit value at beginning of
  period                                       $0.57   $1.07   $1.04   $1.00      --      --      --      --      --     --
Accumulation unit value at end of period       $0.75   $0.57   $1.07   $1.04      --      --      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  2,376   2,572   1,809   1,600      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of
  period                                       $0.87   $1.48   $1.41   $1.21   $1.07   $1.00      --      --      --     --
Accumulation unit value at end of period       $1.21   $0.87   $1.48   $1.41   $1.21   $1.07      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  1,583   1,652   2,077   2,319   1,151      31      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (11/15/2004)
(PREVIOUSLY OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES)
Accumulation unit value at beginning of
  period                                       $1.01   $1.20   $1.10   $1.04   $1.02   $1.00      --      --      --     --
Accumulation unit value at end of period       $1.19   $1.01   $1.20   $1.10   $1.04   $1.02      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                 18,400  19,714  18,443  11,811   5,096      84      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of
  period                                       $0.77   $1.26   $1.29   $1.14   $1.05   $1.00      --      --      --     --
Accumulation unit value at end of period       $1.05   $0.77   $1.26   $1.29   $1.14   $1.05      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                    732     760   1,153     883     417      22      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2006)
Accumulation unit value at beginning of
  period                                       $0.93   $1.12   $1.04   $1.00      --      --      --      --      --     --
Accumulation unit value at end of period       $1.12   $0.93   $1.12   $1.04      --      --      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  7,370   8,193   5,022   4,812      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND - CLASS IB SHARES (08/13/2001)
Accumulation unit value at beginning of
  period                                       $0.89   $1.08   $1.10   $1.08   $0.96   $0.91   $0.77   $0.98   $1.00     --
Accumulation unit value at end of period       $1.11   $0.89   $1.08   $1.10   $1.08   $0.96   $0.91   $0.77   $0.98     --
Number of accumulation units outstanding at
  end of period (000 omitted)                    461     620     784     900     883     817     724     514     219     --
---------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (08/13/2001)
Accumulation unit value at beginning of
  period                                       $0.96   $1.73   $1.61   $1.27   $1.15   $1.00   $0.78   $0.96   $1.00     --
Accumulation unit value at end of period       $1.19   $0.96   $1.73   $1.61   $1.27   $1.15   $1.00   $0.78   $0.96     --
Number of accumulation units outstanding at
  end of period (000 omitted)                    594     868   1,505   1,655   2,044   2,305   2,650   1,994     612     --
---------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (09/29/2000)
Accumulation unit value at beginning of
  period                                       $0.36   $0.66   $0.64   $0.62   $0.55   $0.47   $0.36   $0.52   $0.79  $1.00
Accumulation unit value at end of period       $0.49   $0.36   $0.66   $0.64   $0.62   $0.55   $0.47   $0.36   $0.52  $0.79
Number of accumulation units outstanding at
  end of period (000 omitted)                    614     823   1,249   1,563   2,018   2,390   2,773   3,507   4,095  1,162
---------------------------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - AGGRESSIVE (05/01/2008)
Accumulation unit value at beginning of
  period                                       $0.71   $1.00      --      --      --      --      --      --      --     --
Accumulation unit value at end of period       $0.87   $0.71      --      --      --      --      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                     14      --      --      --      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - CONSERVATIVE (05/01/2008)
Accumulation unit value at beginning of
  period                                       $0.84   $1.00      --      --      --      --      --      --      --     --
Accumulation unit value at end of period       $0.97   $0.84      --      --      --      --      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                    116     225      --      --      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATE (05/01/2008)
Accumulation unit value at beginning of
  period                                       $0.76   $1.00      --      --      --      --      --      --      --     --
Accumulation unit value at end of period       $0.91   $0.76      --      --      --      --      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                    595     197      --      --      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------



60 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                            2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATELY AGGRESSIVE (05/01/2008)
Accumulation unit value at beginning of
  period                                       $0.73   $1.00      --      --      --      --      --      --      --     --
Accumulation unit value at end of period       $0.89   $0.73      --      --      --      --      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                    131      32      --      --      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATELY CONSERVATIVE (05/01/2008)
Accumulation unit value at beginning of
  period                                       $0.79   $1.00      --      --      --      --      --      --      --     --
Accumulation unit value at end of period       $0.94   $0.79      --      --      --      --      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                    766     329      --      --      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of
  period                                       $0.77   $1.10   $1.09   $0.97   $0.94   $0.86   $0.73   $0.84   $0.95  $1.00
Accumulation unit value at end of period       $0.94   $0.77   $1.10   $1.09   $0.97   $0.94   $0.86   $0.73   $0.84  $0.95
Number of accumulation units outstanding at
  end of period (000 omitted)                  1,503   1,256   2,079   1,672   1,877   1,818   1,979   1,811   1,468    387
---------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3)*(09/29/2000)
Accumulation unit value at beginning of
  period                                       $1.14   $1.13   $1.09   $1.05   $1.03   $1.04   $1.04   $1.04   $1.01  $1.00
Accumulation unit value at end of period       $1.13   $1.14   $1.13   $1.09   $1.05   $1.03   $1.04   $1.04   $1.04  $1.01
Number of accumulation units outstanding at
  end of period (000 omitted)                 10,791  17,221  16,036  11,540   7,130   8,287  10,038  12,020  13,646  4,153
*The 7-day simple and compound yields for RVST RiverSource Variable Portfolio - Cash Management Fund at Dec. 31, 2009 were
  (0.97%) and (0.96%), respectively.
---------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of
  period                                       $1.23   $1.33   $1.28   $1.23   $1.22   $1.18   $1.14   $1.09   $1.02  $1.00
Accumulation unit value at end of period       $1.40   $1.23   $1.33   $1.28   $1.23   $1.22   $1.18   $1.14   $1.09  $1.02
Number of accumulation units outstanding at
  end of period (000 omitted)                 24,712  25,908  24,395  21,045  15,251  10,446   8,654   7,278   4,119    600
---------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of
  period                                       $1.11   $1.89   $1.77   $1.49   $1.32   $1.13   $0.81   $1.01   $1.00  $1.00
Accumulation unit value at end of period       $1.41   $1.11   $1.89   $1.77   $1.49   $1.32   $1.13   $0.81   $1.01  $1.00
Number of accumulation units outstanding at
  end of period (000 omitted)                 15,846  16,588  17,673  17,788  12,648   8,024   4,235   2,480   1,303     83
---------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of
  period                                       $0.52   $0.90   $0.89   $0.78   $0.74   $0.70   $0.55   $0.71   $0.88  $1.00
Accumulation unit value at end of period       $0.64   $0.52   $0.90   $0.89   $0.78   $0.74   $0.70   $0.55   $0.71  $0.88
Number of accumulation units outstanding at
  end of period (000 omitted)                  5,331   6,962   9,846  11,629   5,105   1,558     831     450     326     65
---------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL BOND FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of
  period                                       $1.53   $1.55   $1.45   $1.38   $1.46   $1.34   $1.20   $1.05   $1.05  $1.00
Accumulation unit value at end of period       $1.69   $1.53   $1.55   $1.45   $1.38   $1.46   $1.34   $1.20   $1.05  $1.05
Number of accumulation units outstanding at
  end of period (000 omitted)                  7,293   7,887   7,970   6,731   5,648   3,777   2,836   1,944   1,001    174
---------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 3) (11/15/2004)
Accumulation unit value at beginning of
  period                                       $1.10   $1.11   $1.04   $1.03   $1.02   $1.00      --      --      --     --
Accumulation unit value at end of period       $1.16   $1.10   $1.11   $1.04   $1.03   $1.02      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                 10,837   6,093   4,970   5,558   3,131     218      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of
  period                                       $1.04   $1.40   $1.39   $1.27   $1.23   $1.11   $0.90   $0.97   $0.93  $1.00
Accumulation unit value at end of period       $1.58   $1.04   $1.40   $1.39   $1.27   $1.23   $1.11   $0.90   $0.97  $0.93
Number of accumulation units outstanding at
  end of period (000 omitted)                  5,150   6,762  10,346  11,919  13,288  12,815  10,123   5,961   3,548    577
---------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 3) (11/15/2004)
Accumulation unit value at beginning of
  period                                       $0.90   $1.12   $1.10   $1.03   $1.01   $1.00      --      --      --     --
Accumulation unit value at end of period       $1.27   $0.90   $1.12   $1.10   $1.03   $1.01      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  7,874   4,529   3,644   3,835   1,067       1      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP GROWTH FUND (CLASS 3) (05/01/2001)
Accumulation unit value at beginning of
  period                                       $0.74   $1.35   $1.20   $1.22   $1.11   $1.03   $0.85   $0.99   $1.00     --
Accumulation unit value at end of period       $1.20   $0.74   $1.35   $1.20   $1.22   $1.11   $1.03   $0.85   $0.99     --
Number of accumulation units outstanding at
  end of period (000 omitted)                    854     698     907   1,092   1,256   1,359     811     401     184     --
---------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP VALUE FUND (CLASS 3) (05/02/2005)
Accumulation unit value at beginning of
  period                                       $0.81   $1.48   $1.36   $1.19   $1.00      --      --      --      --     --
Accumulation unit value at end of period       $1.13   $0.81   $1.48   $1.36   $1.19      --      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  1,532   2,373   2,137   2,846     247      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of
  period                                       $0.65   $1.04   $1.00   $0.88   $0.85   $0.78   $0.61   $0.80   $0.92  $1.00
Accumulation unit value at end of period       $0.81   $0.65   $1.04   $1.00   $0.88   $0.85   $0.78   $0.61   $0.80  $0.92
Number of accumulation units outstanding at
  end of period (000 omitted)                  4,108   4,734   5,995   6,656   7,646   7,782   5,947   3,742   1,886    113
---------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of
  period                                       $1.19   $1.23   $1.18   $1.15   $1.14   $1.14   $1.14   $1.08   $1.03  $1.00
Accumulation unit value at end of period       $1.24   $1.19   $1.23   $1.18   $1.15   $1.14   $1.14   $1.14   $1.08  $1.03
Number of accumulation units outstanding at
  end of period (000 omitted)                  5,800   6,695   7,227   7,765   9,250   9,832   9,828   8,010   4,050    474
---------------------------------------------------------------------------------------------------------------------------



RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE
                                            ANNUITY - NEW YORK -- PROSPECTUS  61

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                            2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - GROWTH FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of
  period                                       $0.33   $0.60   $0.59   $0.54   $0.50   $0.46   $0.39   $0.53   $0.77  $1.00
Accumulation unit value at end of period       $0.45   $0.33   $0.60   $0.59   $0.54   $0.50   $0.46   $0.39   $0.53  $0.77
Number of accumulation units outstanding at
  end of period (000 omitted)                  2,970   4,065   7,041   7,585   8,017   3,588   4,296   2,674   2,826  1,195
---------------------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - LARGER-CAP VALUE FUND (CLASS 3) (11/15/2004)
Accumulation unit value at beginning of
  period                                       $0.75   $1.24   $1.26   $1.07   $1.03   $1.00      --      --      --     --
Accumulation unit value at end of period       $0.93   $0.75   $1.24   $1.26   $1.07   $1.03      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                     65      58     137     175      76      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - SMALLER-CAP VALUE FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of
  period                                       $0.82   $1.35   $1.42   $1.28   $1.24   $1.05   $0.72   $0.88   $0.95  $1.00
Accumulation unit value at end of period       $1.14   $0.82   $1.35   $1.42   $1.28   $1.24   $1.05   $0.72   $0.88  $0.95
Number of accumulation units outstanding at
  end of period (000 omitted)                    661     922   1,550   1,998   2,289   2,188   1,581     998     599    100
---------------------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - EMERGING MARKETS FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of
  period                                       $1.52   $3.32   $2.43   $1.83   $1.38   $1.12   $0.81   $0.86   $0.88  $1.00
Accumulation unit value at end of period       $2.63   $1.52   $3.32   $2.43   $1.83   $1.38   $1.12   $0.81   $0.86  $0.88
Number of accumulation units outstanding at
  end of period (000 omitted)                  2,172   3,087   2,342   2,078   1,792     593     234     195     107     12
---------------------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 3) (09/29/2000)
Accumulation unit value at beginning of
  period                                       $0.70   $1.18   $1.06   $0.86   $0.76   $0.66   $0.52   $0.64   $0.91  $1.00
Accumulation unit value at end of period       $0.88   $0.70   $1.18   $1.06   $0.86   $0.76   $0.66   $0.52   $0.64  $0.91
Number of accumulation units outstanding at
  end of period (000 omitted)                  1,767   2,293   3,109   3,065   2,785   1,364     594     495     455    316
---------------------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 3) (05/01/2006)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of
  period                                       $0.68   $1.11   $1.08   $1.00      --      --      --      --      --     --
Accumulation unit value at end of period       $0.88   $0.68   $1.11   $1.08      --      --      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  9,462   5,838   3,261   3,580      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 3) (11/15/2004)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of
  period                                       $0.78   $1.25   $1.19   $1.04   $1.04   $1.00      --      --      --     --
Accumulation unit value at end of period       $1.06   $0.78   $1.25   $1.19   $1.04   $1.04      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                     79      68     147     142     161      42      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (08/14/2001)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of
  period                                       $1.21   $1.78   $1.89   $1.59   $1.51   $1.27   $0.93   $1.07   $1.00     --
Accumulation unit value at end of period       $1.63   $1.21   $1.78   $1.89   $1.59   $1.51   $1.27   $0.93   $1.07     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  4,980   5,355   4,855   4,430   4,724   3,930   3,089   2,209     628     --
---------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (11/15/2004)
Accumulation unit value at beginning of
  period                                       $0.75   $1.18   $1.22   $1.06   $1.03   $1.00      --      --      --     --
Accumulation unit value at end of period       $0.96   $0.75   $1.18   $1.22   $1.06   $1.03      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  5,235   6,904   5,924   6,990   4,754      97      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2006)
Accumulation unit value at beginning of
  period                                       $0.61   $1.11   $1.22   $1.00      --      --      --      --      --     --
Accumulation unit value at end of period       $0.86   $0.61   $1.11   $1.22      --      --      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  1,775   2,665   1,324   1,445      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2006)
Accumulation unit value at beginning of
  period                                       $0.63   $1.20   $0.99   $1.00      --      --      --      --      --     --
Accumulation unit value at end of period       $0.98   $0.63   $1.20   $0.99      --      --      --      --      --     --
Number of accumulation units outstanding at
  end of period (000 omitted)                    605     622     495   1,082      --      --      --      --      --     --
---------------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (09/29/2000)
Accumulation unit value at beginning of
  period                                       $1.04   $1.92   $1.67   $1.23   $1.02   $0.79   $0.54   $0.63   $0.80  $1.00
Accumulation unit value at end of period       $1.54   $1.04   $1.92   $1.67   $1.23   $1.02   $0.79   $0.54   $0.63  $0.80
Number of accumulation units outstanding at
  end of period (000 omitted)                  5,754   6,744   8,393   8,969   8,190   5,277   3,289   2,052   1,069    225
---------------------------------------------------------------------------------------------------------------------------
WANGER USA (09/29/2000)
Accumulation unit value at beginning of
  period                                       $1.14   $1.90   $1.82   $1.71   $1.55   $1.32   $0.93   $1.13   $1.02  $1.00
Accumulation unit value at end of period       $1.60   $1.14   $1.90   $1.82   $1.71   $1.55   $1.32   $0.93   $1.13  $1.02
Number of accumulation units outstanding at
  end of period (000 omitted)                  6,599   7,777   9,982  11,009  11,377   8,711   6,164   3,595   1,227    128
---------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INDEX ASSET ALLOCATION FUND (05/01/2001)
(PREVIOUSLY WELLS FARGO ADVANTAGE VT ASSET ALLOCATION FUND)
Accumulation unit value at beginning of
  period                                       $0.95   $1.35   $1.26   $1.14   $1.09   $1.01   $0.84   $0.97   $1.00     --
Accumulation unit value at end of period       $1.08   $0.95   $1.35   $1.26   $1.14   $1.09   $1.01   $0.84   $0.97     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  1,069   1,473   2,175   2,018   1,925   2,001   2,040   1,735     698     --
---------------------------------------------------------------------------------------------------------------------------



62 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                            2009    2008    2007    2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND (05/01/2001)
Accumulation unit value at beginning of
  period                                       $0.79   $1.41   $1.26   $1.05   $0.97   $0.89   $0.69   $0.90   $1.00     --
Accumulation unit value at end of period       $0.88   $0.79   $1.41   $1.26   $1.05   $0.97   $0.89   $0.69   $0.90     --
Number of accumulation units outstanding at
  end of period (000 omitted)                    186     284     475     510     530     551     564     375      97     --
---------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND (08/13/2001)
Accumulation unit value at beginning of
  period                                       $0.84   $1.42   $1.35   $1.21   $1.13   $0.97   $0.72   $0.99   $1.00     --
Accumulation unit value at end of period       $1.24   $0.84   $1.42   $1.35   $1.21   $1.13   $0.97   $0.72   $0.99     --
Number of accumulation units outstanding at
  end of period (000 omitted)                    792     896   1,001   1,175   1,240   1,207   1,199     982     276     --
---------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (05/01/2001)
Accumulation unit value at beginning of
  period                                       $0.76   $1.32   $1.17   $0.96   $0.91   $0.81   $0.58   $0.94   $1.00     --
Accumulation unit value at end of period       $1.16   $0.76   $1.32   $1.17   $0.96   $0.91   $0.81   $0.58   $0.94     --
Number of accumulation units outstanding at
  end of period (000 omitted)                  1,258   1,243   1,559   1,303   1,423   1,489   1,344     816     222     --
---------------------------------------------------------------------------------------------------------------------------






VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                        2009   2008   2007   2006   2005   2004   2003   2002
----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (11/01/2005)
(PREVIOUSLY ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period            $0.70  $1.35  $1.14  $1.06  $1.00     --     --     --
Accumulation unit value at end of period                  $1.06  $0.70  $1.35  $1.14  $1.06     --     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                       74     39     61    150     25     --     --     --
----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (11/07/2002)
Accumulation unit value at beginning of period            $1.00  $1.70  $1.64  $1.41  $1.37  $1.24  $0.95  $1.00
Accumulation unit value at end of period                  $1.19  $1.00  $1.70  $1.64  $1.41  $1.37  $1.24  $0.95
Number of accumulation units outstanding at end of
  period (000 omitted)                                      286    374    658    767    893    671    320      7
----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (11/07/2002)
Accumulation unit value at beginning of period            $1.34  $2.90  $2.78  $2.07  $1.80  $1.45  $1.02  $1.00
Accumulation unit value at end of period                  $1.78  $1.34  $2.90  $2.78  $2.07  $1.80  $1.45  $1.02
Number of accumulation units outstanding at end of
  period (000 omitted)                                    1,087  1,769  1,761  1,895  1,469    792    354     21
----------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (11/07/2002)
Accumulation unit value at beginning of period            $1.21  $2.21  $1.90  $1.53  $1.37  $1.21  $0.98  $1.00
Accumulation unit value at end of period                  $1.60  $1.21  $2.21  $1.90  $1.53  $1.37  $1.21  $0.98
Number of accumulation units outstanding at end of
  period (000 omitted)                                       87    116    159    238    287    242     72     --
----------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value at beginning of period            $0.67  $0.90  $1.00     --     --     --     --     --
Accumulation unit value at end of period                  $0.87  $0.67  $0.90     --     --     --     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                      366    768  1,102     --     --     --     --     --
----------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (11/01/2005)
Accumulation unit value at beginning of period            $0.68  $1.18  $0.99  $1.04  $1.00     --     --     --
Accumulation unit value at end of period                  $0.91  $0.68  $1.18  $0.99  $1.04     --     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                      112    136    159  1,283    301     --     --     --
----------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (11/07/2002)
Accumulation unit value at beginning of period            $1.18  $1.63  $1.73  $1.48  $1.42  $1.26  $0.99  $1.00
Accumulation unit value at end of period                  $1.40  $1.18  $1.63  $1.73  $1.48  $1.42  $1.26  $0.99
Number of accumulation units outstanding at end of
  period (000 omitted)                                      472    658  1,255  1,765  1,974    888    297     29
----------------------------------------------------------------------------------------------------------------
CALVERT VARIABLE SERIES, INC. VP SRI SOCIAL BALANCED PORTFOLIO (11/07/2002)
Accumulation unit value at beginning of period            $0.94  $1.38  $1.36  $1.26  $1.21  $1.13  $0.95  $1.00
Accumulation unit value at end of period                  $1.17  $0.94  $1.38  $1.36  $1.26  $1.21  $1.13  $0.95
Number of accumulation units outstanding at end of
  period (000 omitted)                                       23     33     36     74    181    192      6     --
----------------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2006)
Accumulation unit value at beginning of period            $0.71  $1.19  $1.02  $1.00     --     --     --     --
Accumulation unit value at end of period                  $0.89  $0.71  $1.19  $1.02     --     --     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                    4,485  3,709  2,790  2,140     --     --     --     --
----------------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2006)
Accumulation unit value at beginning of period            $0.64  $1.26  $1.07  $1.00     --     --     --     --
Accumulation unit value at end of period                  $0.88  $0.64  $1.26  $1.07     --     --     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                      169    214    178    960     --     --     --     --
----------------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2006)
Accumulation unit value at beginning of period            $0.74  $1.13  $0.97  $1.00     --     --     --     --
Accumulation unit value at end of period                  $0.87  $0.74  $1.13  $0.97     --     --     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                      215    281    235  1,052     --     --     --     --
----------------------------------------------------------------------------------------------------------------



RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE
                                            ANNUITY - NEW YORK -- PROSPECTUS  63

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                        2009   2008   2007   2006   2005   2004   2003   2002
----------------------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2006)
Accumulation unit value at beginning of period            $0.75  $1.03  $1.03  $1.00     --     --     --     --
Accumulation unit value at end of period                  $1.07  $0.75  $1.03  $1.03     --     --     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                    1,993  1,888  2,239  2,644     --     --     --     --
----------------------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (12/08/2003)
Accumulation unit value at beginning of period            $1.05  $1.58  $1.48  $1.33  $1.24  $1.15  $1.10     --
Accumulation unit value at end of period                  $1.41  $1.05  $1.58  $1.48  $1.33  $1.24  $1.15     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                      199    229    297    397    381    391    228     --
----------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period            $0.97  $1.67  $1.47  $1.21  $1.05  $1.00     --     --
Accumulation unit value at end of period                  $1.10  $0.97  $1.67  $1.47  $1.21  $1.05     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                    1,551    187    332    522    458     17     --     --
----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period            $0.68  $1.20  $1.03  $1.00     --     --     --     --
Accumulation unit value at end of period                  $0.91  $0.68  $1.20  $1.03     --     --     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                    1,847  3,810  3,538  3,713     --     --     --     --
----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO SERVICE CLASS 2 (11/07/2002)
Accumulation unit value at beginning of period            $0.93  $1.62  $1.47  $1.31  $1.23  $1.18  $0.97  $1.00
Accumulation unit value at end of period                  $1.17  $0.93  $1.62  $1.47  $1.31  $1.23  $1.18  $0.97
Number of accumulation units outstanding at end of
  period (000 omitted)                                    1,024  1,260  1,786  2,167  2,418  1,811    806     37
----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (11/07/2002)
Accumulation unit value at beginning of period            $1.50  $2.50  $2.19  $1.97  $1.69  $1.37  $1.00  $1.00
Accumulation unit value at end of period                  $2.07  $1.50  $2.50  $2.19  $1.97  $1.69  $1.37  $1.00
Number of accumulation units outstanding at end of
  period (000 omitted)                                    1,337  2,138  2,477  3,028  2,674  1,897    567     17
----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (11/07/2002)
Accumulation unit value at beginning of period            $1.32  $2.39  $2.06  $1.77  $1.50  $1.34  $0.94  $1.00
Accumulation unit value at end of period                  $1.65  $1.32  $2.39  $2.06  $1.77  $1.50  $1.34  $0.94
Number of accumulation units outstanding at end of
  period (000 omitted)                                      185    268    420    513    557    419    104     17
----------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (11/07/2002)
Accumulation unit value at beginning of period            $1.07  $1.87  $2.39  $2.00  $1.78  $1.37  $1.02  $1.00
Accumulation unit value at end of period                  $1.26  $1.07  $1.87  $2.39  $2.00  $1.78  $1.37  $1.02
Number of accumulation units outstanding at end of
  period (000 omitted)                                      337    391    524    800    981    673    256     15
----------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (11/07/2002)
Accumulation unit value at beginning of period            $1.28  $1.93  $2.00  $1.72  $1.60  $1.31  $1.00  $1.00
Accumulation unit value at end of period                  $1.64  $1.28  $1.93  $2.00  $1.72  $1.60  $1.31  $1.00
Number of accumulation units outstanding at end of
  period (000 omitted)                                      296    356    512    911    737    370    224     13
----------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (11/07/2002)
Accumulation unit value at beginning of period            $1.12  $1.80  $1.76  $1.50  $1.37  $1.23  $0.99  $1.00
Accumulation unit value at end of period                  $1.40  $1.12  $1.80  $1.76  $1.50  $1.37  $1.23  $0.99
Number of accumulation units outstanding at end of
  period (000 omitted)                                      793  1,046  1,559  1,733  1,384  1,109    402     30
----------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (11/07/2002)
Accumulation unit value at beginning of period            $1.27  $2.04  $2.00  $1.73  $1.55  $1.25  $0.98  $1.00
Accumulation unit value at end of period                  $1.67  $1.27  $2.04  $2.00  $1.73  $1.55  $1.25  $0.98
Number of accumulation units outstanding at end of
  period (000 omitted)                                      653    869  1,520  2,091  2,234    965    307     29
----------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (11/07/2002)
Accumulation unit value at beginning of period            $0.98  $1.58  $1.62  $1.45  $1.38  $1.21  $0.94  $1.00
Accumulation unit value at end of period                  $1.18  $0.98  $1.58  $1.62  $1.45  $1.38  $1.21  $0.94
Number of accumulation units outstanding at end of
  period (000 omitted)                                      468    610    883  1,109  1,210    276    110     11
----------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (11/07/2002)
(PREVIOUSLY AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES)
Accumulation unit value at beginning of period            $0.89  $1.56  $1.41  $1.35  $1.25  $1.19  $0.93  $1.00
Accumulation unit value at end of period                  $1.06  $0.89  $1.56  $1.41  $1.35  $1.25  $1.19  $0.93
Number of accumulation units outstanding at end of
  period (000 omitted)                                      401    557    617    673  1,056    119     11     --
----------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (11/07/2002)
(PREVIOUSLY AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES)
Accumulation unit value at beginning of period            $1.06  $2.03  $1.86  $1.61  $1.49  $1.31  $0.98  $1.00
Accumulation unit value at end of period                  $1.50  $1.06  $2.03  $1.86  $1.61  $1.49  $1.31  $0.98
Number of accumulation units outstanding at end of
  period (000 omitted)                                        8     18     29     67     36     39     19      3
----------------------------------------------------------------------------------------------------------------



64 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                        2009   2008   2007   2006   2005   2004   2003   2002
----------------------------------------------------------------------------------------------------------------
INVESCO V.I. DYNAMICS FUND, SERIES I SHARES (11/07/2002)
(PREVIOUSLY AIM V.I. DYNAMICS FUND, SERIES I SHARES)
Accumulation unit value at beginning of period            $1.04  $2.03  $1.83  $1.59  $1.45  $1.29  $0.95  $1.00
Accumulation unit value at end of period                  $1.47  $1.04  $2.03  $1.83  $1.59  $1.45  $1.29  $0.95
Number of accumulation units outstanding at end of
  period (000 omitted)                                        3      8     10     13     17     16      7     --
----------------------------------------------------------------------------------------------------------------
INVESCO V.I. FINANCIAL SERVICES FUND, SERIES I SHARES (11/07/2002)
(PREVIOUSLY AIM V.I. FINANCIAL SERVICES FUND, SERIES I SHARES)
Accumulation unit value at beginning of period            $0.50  $1.24  $1.61  $1.39  $1.33  $1.23  $0.96  $1.00
Accumulation unit value at end of period                  $0.63  $0.50  $1.24  $1.61  $1.39  $1.33  $1.23  $0.96
Number of accumulation units outstanding at end of
  period (000 omitted)                                      139     72     28    110     31     17      7     --
----------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2006)
(PREVIOUSLY AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES)
Accumulation unit value at beginning of period            $0.80  $1.13  $1.02  $1.00     --     --     --     --
Accumulation unit value at end of period                  $1.00  $0.80  $1.13  $1.02     --     --     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                       26     36     42    540     --     --     --     --
----------------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (11/01/2005)
(PREVIOUSLY AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES)
Accumulation unit value at beginning of period            $0.92  $1.57  $1.38  $1.09  $1.00     --     --     --
Accumulation unit value at end of period                  $1.23  $0.92  $1.57  $1.38  $1.09     --     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                    1,308  1,425    831      9     --     --     --     --
----------------------------------------------------------------------------------------------------------------
INVESCO V.I. TECHNOLOGY FUND, SERIES I SHARES (11/07/2002)
(PREVIOUSLY AIM V.I. TECHNOLOGY FUND, SERIES I SHARES)
Accumulation unit value at beginning of period            $0.89  $1.62  $1.52  $1.39  $1.37  $1.32  $0.92  $1.00
Accumulation unit value at end of period                  $1.38  $0.89  $1.62  $1.52  $1.39  $1.37  $1.32  $0.92
Number of accumulation units outstanding at end of
  period (000 omitted)                                       60     82     92    103    165     34      5     --
----------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES GLOBAL TECHNOLOGY PORTFOLIO: SERVICE SHARES (11/07/2002)
Accumulation unit value at beginning of period            $1.05  $1.90  $1.58  $1.48  $1.34  $1.34  $0.93  $1.00
Accumulation unit value at end of period                  $1.64  $1.05  $1.90  $1.58  $1.48  $1.34  $1.34  $0.93
Number of accumulation units outstanding at end of
  period (000 omitted)                                       12     10     11     24     21     20     14     --
----------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period            $0.63  $1.06  $1.00     --     --     --     --     --
Accumulation unit value at end of period                  $0.85  $0.63  $1.06     --     --     --     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                    3,858  3,505  2,828     --     --     --     --     --
----------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES OVERSEAS PORTFOLIO: SERVICE SHARES (11/07/2002)
Accumulation unit value at beginning of period            $1.75  $3.69  $2.91  $2.01  $1.54  $1.31  $0.98  $1.00
Accumulation unit value at end of period                  $3.09  $1.75  $3.69  $2.91  $2.01  $1.54  $1.31  $0.98
Number of accumulation units outstanding at end of
  period (000 omitted)                                       70     83    193    206    200    197     18      5
----------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (11/07/2002)
Accumulation unit value at beginning of period            $0.91  $1.46  $1.33  $1.25  $1.22  $1.13  $0.93  $1.00
Accumulation unit value at end of period                  $1.26  $0.91  $1.46  $1.33  $1.25  $1.22  $1.13  $0.93
Number of accumulation units outstanding at end of
  period (000 omitted)                                      235    285    304    340    345    195    179      4
----------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (11/07/2002)
Accumulation unit value at beginning of period            $0.93  $1.56  $1.54  $1.37  $1.32  $1.26  $0.95  $1.00
Accumulation unit value at end of period                  $1.50  $0.93  $1.56  $1.54  $1.37  $1.32  $1.26  $0.95
Number of accumulation units outstanding at end of
  period (000 omitted)                                       72    110    127    178    246    249    156      3
----------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (11/07/2002)
Accumulation unit value at beginning of period            $2.00  $3.25  $2.57  $1.98  $1.72  $1.34  $1.02  $1.00
Accumulation unit value at end of period                  $2.63  $2.00  $3.25  $2.57  $1.98  $1.72  $1.34  $1.02
Number of accumulation units outstanding at end of
  period (000 omitted)                                      209    307    355    578    450    130     40     --
----------------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL PORTFOLIO (CLASS S) (05/01/2006)
Accumulation unit value at beginning of period            $0.56  $1.07  $1.04  $1.00     --     --     --     --
Accumulation unit value at end of period                  $0.75  $0.56  $1.07  $1.04     --     --     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                      878  1,086  1,105  1,042     --     --     --     --
----------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period            $0.87  $1.48  $1.40  $1.21  $1.07  $1.00     --     --
Accumulation unit value at end of period                  $1.20  $0.87  $1.48  $1.40  $1.21  $1.07     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                      544    664    841    790    465     --     --     --
----------------------------------------------------------------------------------------------------------------



RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE
                                            ANNUITY - NEW YORK -- PROSPECTUS  65

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                        2009   2008   2007   2006   2005   2004   2003   2002
----------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (11/15/2004)
(PREVIOUSLY OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES)
Accumulation unit value at beginning of period            $1.01  $1.19  $1.10  $1.04  $1.02  $1.00     --     --
Accumulation unit value at end of period                  $1.19  $1.01  $1.19  $1.10  $1.04  $1.02     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                    5,661  5,965  6,507  4,804  2,295      2     --     --
----------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period            $0.77  $1.26  $1.29  $1.14  $1.05  $1.00     --     --
Accumulation unit value at end of period                  $1.05  $0.77  $1.26  $1.29  $1.14  $1.05     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                       80     99    173     85     82     --     --     --
----------------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2006)
Accumulation unit value at beginning of period            $0.93  $1.11  $1.04  $1.00     --     --     --     --
Accumulation unit value at end of period                  $1.12  $0.93  $1.11  $1.04     --     --     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                    2,912  3,613  3,179  3,380     --     --     --     --
----------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND - CLASS IB SHARES (11/07/2002)
Accumulation unit value at beginning of period            $1.09  $1.33  $1.35  $1.32  $1.18  $1.11  $0.95  $1.00
Accumulation unit value at end of period                  $1.36  $1.09  $1.33  $1.35  $1.32  $1.18  $1.11  $0.95
Number of accumulation units outstanding at end of
  period (000 omitted)                                      164    228    287    405    586    510    324     10
----------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (11/07/2002)
Accumulation unit value at beginning of period            $1.21  $2.19  $2.04  $1.61  $1.45  $1.26  $0.99  $1.00
Accumulation unit value at end of period                  $1.50  $1.21  $2.19  $2.04  $1.61  $1.45  $1.26  $0.99
Number of accumulation units outstanding at end of
  period (000 omitted)                                      148    180    244    229    273    270    236     13
----------------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - AGGRESSIVE (05/01/2008)
Accumulation unit value at beginning of period            $0.71  $1.00     --     --     --     --     --     --
Accumulation unit value at end of period                  $0.87  $0.71     --     --     --     --     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                       --     --     --     --     --     --     --     --
----------------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - CONSERVATIVE (05/01/2008)
Accumulation unit value at beginning of period            $0.84  $1.00     --     --     --     --     --     --
Accumulation unit value at end of period                  $0.97  $0.84     --     --     --     --     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                       15     18     --     --     --     --     --     --
----------------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATE (05/01/2008)
Accumulation unit value at beginning of period            $0.76  $1.00     --     --     --     --     --     --
Accumulation unit value at end of period                  $0.91  $0.76     --     --     --     --     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                       28     12     --     --     --     --     --     --
----------------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATELY AGGRESSIVE (05/01/2008)
Accumulation unit value at beginning of period            $0.73  $1.00     --     --     --     --     --     --
Accumulation unit value at end of period                  $0.89  $0.73     --     --     --     --     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                       94     80     --     --     --     --     --     --
----------------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATELY CONSERVATIVE (05/01/2008)
Accumulation unit value at beginning of period            $0.79  $1.00     --     --     --     --     --     --
Accumulation unit value at end of period                  $0.93  $0.79     --     --     --     --     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                       23     40     --     --     --     --     --     --
----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (11/07/2002)
Accumulation unit value at beginning of period            $1.02  $1.46  $1.45  $1.28  $1.25  $1.15  $0.96  $1.00
Accumulation unit value at end of period                  $1.25  $1.02  $1.46  $1.45  $1.28  $1.25  $1.15  $0.96
Number of accumulation units outstanding at end of
  period (000 omitted)                                      232    172    552    222    183     82     38     --
----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3)*(11/07/2002)
Accumulation unit value at beginning of period            $1.10  $1.08  $1.04  $1.01  $0.99  $0.99  $1.00  $1.00
Accumulation unit value at end of period                  $1.09  $1.10  $1.08  $1.04  $1.01  $0.99  $0.99  $1.00
Number of accumulation units outstanding at end of
  period (000 omitted)                                    1,148  2,741  1,930  1,762  1,751  2,006    888    132
*The 7-day simple and compound yields for RVST RiverSource Variable Portfolio - Cash Management Fund at Dec. 31,
  2009 were (1.02%) and (1.01%), respectively.
----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (11/07/2002)
Accumulation unit value at beginning of period            $1.10  $1.19  $1.14  $1.10  $1.09  $1.05  $1.02  $1.00
Accumulation unit value at end of period                  $1.25  $1.10  $1.19  $1.14  $1.10  $1.09  $1.05  $1.02
Number of accumulation units outstanding at end of
  period (000 omitted)                                    8,566  8,752  9,526  8,383  3,535  1,139    622      3
----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (11/07/2002)
Accumulation unit value at beginning of period            $1.37  $2.32  $2.17  $1.83  $1.63  $1.39  $1.00  $1.00
Accumulation unit value at end of period                  $1.72  $1.37  $2.32  $2.17  $1.83  $1.63  $1.39  $1.00
Number of accumulation units outstanding at end of
  period (000 omitted)                                    3,694  3,962  4,062  4,317  2,866  1,676    227     10
----------------------------------------------------------------------------------------------------------------



66 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                        2009   2008   2007   2006   2005   2004   2003   2002
----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (11/07/2002)
Accumulation unit value at beginning of period            $0.87  $1.51  $1.49  $1.30  $1.24  $1.18  $0.93  $1.00
Accumulation unit value at end of period                  $1.07  $0.87  $1.51  $1.49  $1.30  $1.24  $1.18  $0.93
Number of accumulation units outstanding at end of
  period (000 omitted)                                      760    954  1,243  1,440  1,293    138     28     --
----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL BOND FUND (CLASS 3) (11/07/2002)
Accumulation unit value at beginning of period            $1.32  $1.34  $1.26  $1.19  $1.27  $1.16  $1.04  $1.00
Accumulation unit value at end of period                  $1.46  $1.32  $1.34  $1.26  $1.19  $1.27  $1.16  $1.04
Number of accumulation units outstanding at end of
  period (000 omitted)                                    2,208  2,482  3,061  2,526  1,503    737    253      7
----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 3) (11/15/2004)
Accumulation unit value at beginning of period            $1.10  $1.11  $1.04  $1.03  $1.02  $1.00     --     --
Accumulation unit value at end of period                  $1.16  $1.10  $1.11  $1.04  $1.03  $1.02     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                    4,005  2,228  2,807  3,435  1,777     71     --     --
----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (11/07/2002)
Accumulation unit value at beginning of period            $1.19  $1.60  $1.59  $1.45  $1.41  $1.28  $1.03  $1.00
Accumulation unit value at end of period                  $1.81  $1.19  $1.60  $1.59  $1.45  $1.41  $1.28  $1.03
Number of accumulation units outstanding at end of
  period (000 omitted)                                      724    821  1,358  1,921  2,181  1,934    936     15
----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 3) (11/15/2004)
Accumulation unit value at beginning of period            $0.90  $1.12  $1.10  $1.03  $1.01  $1.00     --     --
Accumulation unit value at end of period                  $1.27  $0.90  $1.12  $1.10  $1.03  $1.01     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                    2,818  1,894  2,076  2,349    446     --     --     --
----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP GROWTH FUND (CLASS 3) (11/07/2002)
Accumulation unit value at beginning of period            $0.86  $1.57  $1.39  $1.41  $1.29  $1.19  $0.98  $1.00
Accumulation unit value at end of period                  $1.38  $0.86  $1.57  $1.39  $1.41  $1.29  $1.19  $0.98
Number of accumulation units outstanding at end of
  period (000 omitted)                                       75    104    146    210    346    387    142      7
----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP VALUE FUND (CLASS 3) (05/02/2005)
Accumulation unit value at beginning of period            $0.81  $1.48  $1.36  $1.19  $1.00     --     --     --
Accumulation unit value at end of period                  $1.12  $0.81  $1.48  $1.36  $1.19     --     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                      355    751    813  1,468     52     --     --     --
----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (11/07/2002)
Accumulation unit value at beginning of period            $1.00  $1.61  $1.55  $1.36  $1.31  $1.20  $0.95  $1.00
Accumulation unit value at end of period                  $1.25  $1.00  $1.61  $1.55  $1.36  $1.31  $1.20  $0.95
Number of accumulation units outstanding at end of
  period (000 omitted)                                      300    419    885  1,065  1,178    842    212     --
----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (11/07/2002)
Accumulation unit value at beginning of period            $1.04  $1.08  $1.04  $1.01  $1.00  $1.01  $1.00  $1.00
Accumulation unit value at end of period                  $1.09  $1.04  $1.08  $1.04  $1.01  $1.00  $1.01  $1.00
Number of accumulation units outstanding at end of
  period (000 omitted)                                      804    972  1,041  1,265  1,585  1,420    839    137
----------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - GROWTH FUND (CLASS 3) (11/07/2002)
Accumulation unit value at beginning of period            $0.81  $1.46  $1.44  $1.31  $1.21  $1.13  $0.94  $1.00
Accumulation unit value at end of period                  $1.09  $0.81  $1.46  $1.44  $1.31  $1.21  $1.13  $0.94
Number of accumulation units outstanding at end of
  period (000 omitted)                                      428    472    759    973  1,167    595    309     22
----------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - LARGER-CAP VALUE FUND (CLASS 3) (11/15/2004)
Accumulation unit value at beginning of period            $0.74  $1.24  $1.26  $1.07  $1.03  $1.00     --     --
Accumulation unit value at end of period                  $0.93  $0.74  $1.24  $1.26  $1.07  $1.03     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                       21     10     29     43     10     --     --     --
----------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - SMALLER-CAP VALUE FUND (CLASS 3) (11/07/2002)
Accumulation unit value at beginning of period            $1.11  $1.82  $1.92  $1.74  $1.68  $1.43  $0.98  $1.00
Accumulation unit value at end of period                  $1.54  $1.11  $1.82  $1.92  $1.74  $1.68  $1.43  $0.98
Number of accumulation units outstanding at end of
  period (000 omitted)                                      100    136    170    325    350    369     76      8
----------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - EMERGING MARKETS FUND (CLASS 3) (11/07/2002)
Accumulation unit value at beginning of period            $1.90  $4.14  $3.03  $2.28  $1.72  $1.40  $1.01  $1.00
Accumulation unit value at end of period                  $3.27  $1.90  $4.14  $3.03  $2.28  $1.72  $1.40  $1.01
Number of accumulation units outstanding at end of
  period (000 omitted)                                      381    809    593    539    605     83     23     --
----------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 3) (11/07/2002)
Accumulation unit value at beginning of period            $1.32  $2.23  $2.00  $1.63  $1.44  $1.24  $0.98  $1.00
Accumulation unit value at end of period                  $1.66  $1.32  $2.23  $2.00  $1.63  $1.44  $1.24  $0.98
Number of accumulation units outstanding at end of
  period (000 omitted)                                      151    168    334    354    322    126     43     --
----------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 3) (05/01/2006)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of period            $0.68  $1.11  $1.08  $1.00     --     --     --     --
Accumulation unit value at end of period                  $0.88  $0.68  $1.11  $1.08     --     --     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                    3,933  2,731  2,168  2,674     --     --     --     --
----------------------------------------------------------------------------------------------------------------



RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE
                                            ANNUITY - NEW YORK -- PROSPECTUS  67

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                        2009   2008   2007   2006   2005   2004   2003   2002
----------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 3) (11/15/2004)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period            $0.78  $1.25  $1.19  $1.04  $1.04  $1.00     --     --
Accumulation unit value at end of period                  $1.06  $0.78  $1.25  $1.19  $1.04  $1.04     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                       33     47     59     63     54     --     --     --
----------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (11/07/2002)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period            $1.29  $1.90  $2.02  $1.69  $1.62  $1.36  $1.00  $1.00
Accumulation unit value at end of period                  $1.74  $1.29  $1.90  $2.02  $1.69  $1.62  $1.36  $1.00
Number of accumulation units outstanding at end of
  period (000 omitted)                                    1,523  1,763  1,674  1,021    937    460    220     20
----------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (11/15/2004)
Accumulation unit value at beginning of period            $0.75  $1.18  $1.22  $1.06  $1.03  $1.00     --     --
Accumulation unit value at end of period                  $0.95  $0.75  $1.18  $1.22  $1.06  $1.03     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                    1,930  2,880  3,061  3,791  2,436     44     --     --
----------------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2006)
Accumulation unit value at beginning of period            $0.61  $1.11  $1.22  $1.00     --     --     --     --
Accumulation unit value at end of period                  $0.86  $0.61  $1.11  $1.22     --     --     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                      644    962    485    846     --     --     --     --
----------------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2006)
Accumulation unit value at beginning of period            $0.63  $1.20  $0.99  $1.00     --     --     --     --
Accumulation unit value at end of period                  $0.98  $0.63  $1.20  $0.99     --     --     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                      106    114    140    648     --     --     --     --
----------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (11/07/2002)
Accumulation unit value at beginning of period            $1.97  $3.65  $3.17  $2.34  $1.94  $1.51  $1.02  $1.00
Accumulation unit value at end of period                  $2.92  $1.97  $3.65  $3.17  $2.34  $1.94  $1.51  $1.02
Number of accumulation units outstanding at end of
  period (000 omitted)                                      835    926  1,054  1,256  1,045    444    199     12
----------------------------------------------------------------------------------------------------------------
WANGER USA (11/07/2002)
Accumulation unit value at beginning of period            $1.21  $2.03  $1.94  $1.82  $1.65  $1.41  $0.99  $1.00
Accumulation unit value at end of period                  $1.70  $1.21  $2.03  $1.94  $1.82  $1.65  $1.41  $0.99
Number of accumulation units outstanding at end of
  period (000 omitted)                                    1,292  1,638  2,304  2,492  2,374  1,263    501     46
----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INDEX ASSET ALLOCATION FUND (11/07/2002)
(PREVIOUSLY WELLS FARGO ADVANTAGE VT ASSET ALLOCATION FUND)
Accumulation unit value at beginning of period            $1.09  $1.55  $1.46  $1.31  $1.26  $1.17  $0.96  $1.00
Accumulation unit value at end of period                  $1.24  $1.09  $1.55  $1.46  $1.31  $1.26  $1.17  $0.96
Number of accumulation units outstanding at end of
  period (000 omitted)                                      186    269    357    386    401    401    222    117
----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND (11/07/2002)
Accumulation unit value at beginning of period            $1.12  $1.99  $1.79  $1.49  $1.37  $1.27  $0.97  $1.00
Accumulation unit value at end of period                  $1.24  $1.12  $1.99  $1.79  $1.49  $1.37  $1.27  $0.97
Number of accumulation units outstanding at end of
  period (000 omitted)                                       20     13     26     30     31     40     25      1
----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND (11/07/2002)
Accumulation unit value at beginning of period            $1.10  $1.86  $1.76  $1.59  $1.49  $1.27  $0.94  $1.00
Accumulation unit value at end of period                  $1.61  $1.10  $1.86  $1.76  $1.59  $1.49  $1.27  $0.94
Number of accumulation units outstanding at end of
  period (000 omitted)                                       79     43     49     76    145    157    151     --
----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (11/07/2002)
Accumulation unit value at beginning of period            $1.27  $2.19  $1.94  $1.60  $1.52  $1.35  $0.96  $1.00
Accumulation unit value at end of period                  $1.92  $1.27  $2.19  $1.94  $1.60  $1.52  $1.35  $0.96
Number of accumulation units outstanding at end of
  period (000 omitted)                                      110    100    135    185    144    141     18     --
----------------------------------------------------------------------------------------------------------------






VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                        2009   2008   2007   2006   2005   2004   2003   2002
----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (11/01/2005)
(PREVIOUSLY ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period            $0.70  $1.34  $1.13  $1.06  $1.00     --     --     --
Accumulation unit value at end of period                  $1.05  $0.70  $1.34  $1.13  $1.06     --     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                       31     25     26     87     18     --     --     --
----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (11/07/2002)
Accumulation unit value at beginning of period            $0.99  $1.68  $1.62  $1.41  $1.36  $1.24  $0.95  $1.00
Accumulation unit value at end of period                  $1.17  $0.99  $1.68  $1.62  $1.41  $1.36  $1.24  $0.95
Number of accumulation units outstanding at end of
  period (000 omitted)                                      312    351    534    623    698    566    228      3
----------------------------------------------------------------------------------------------------------------



68 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                        2009   2008   2007   2006   2005   2004   2003   2002
----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (11/07/2002)
Accumulation unit value at beginning of period            $1.33  $2.87  $2.75  $2.06  $1.79  $1.45  $1.02  $1.00
Accumulation unit value at end of period                  $1.76  $1.33  $2.87  $2.75  $2.06  $1.79  $1.45  $1.02
Number of accumulation units outstanding at end of
  period (000 omitted)                                      603  1,147  1,421  1,520  1,016    393    168      3
----------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (11/07/2002)
Accumulation unit value at beginning of period            $1.18  $2.17  $1.87  $1.51  $1.35  $1.19  $0.98  $1.00
Accumulation unit value at end of period                  $1.56  $1.18  $2.17  $1.87  $1.51  $1.35  $1.19  $0.98
Number of accumulation units outstanding at end of
  period (000 omitted)                                       90    217    269    158    185    132     42     --
----------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value at beginning of period            $0.67  $0.90  $1.00     --     --     --     --     --
Accumulation unit value at end of period                  $0.86  $0.67  $0.90     --     --     --     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                      222    398    560     --     --     --     --     --
----------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (11/01/2005)
Accumulation unit value at beginning of period            $0.68  $1.18  $0.99  $1.04  $1.00     --     --     --
Accumulation unit value at end of period                  $0.90  $0.68  $1.18  $0.99  $1.04     --     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                      129    118     42    664    109     --     --     --
----------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (11/07/2002)
Accumulation unit value at beginning of period            $1.16  $1.61  $1.72  $1.47  $1.42  $1.26  $0.99  $1.00
Accumulation unit value at end of period                  $1.38  $1.16  $1.61  $1.72  $1.47  $1.42  $1.26  $0.99
Number of accumulation units outstanding at end of
  period (000 omitted)                                      414    569  1,164  1,347  1,479    981    305     --
----------------------------------------------------------------------------------------------------------------
CALVERT VARIABLE SERIES, INC. VP SRI SOCIAL BALANCED PORTFOLIO (11/07/2002)
Accumulation unit value at beginning of period            $0.93  $1.37  $1.35  $1.26  $1.20  $1.12  $0.95  $1.00
Accumulation unit value at end of period                  $1.15  $0.93  $1.37  $1.35  $1.26  $1.20  $1.12  $0.95
Number of accumulation units outstanding at end of
  period (000 omitted)                                      103    306    291    288    144    101      6     --
----------------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2006)
Accumulation unit value at beginning of period            $0.71  $1.18  $1.02  $1.00     --     --     --     --
Accumulation unit value at end of period                  $0.89  $0.71  $1.18  $1.02     --     --     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                    2,370  2,024  1,539  1,164     --     --     --     --
----------------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2006)
Accumulation unit value at beginning of period            $0.64  $1.26  $1.06  $1.00     --     --     --     --
Accumulation unit value at end of period                  $0.87  $0.64  $1.26  $1.06     --     --     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                      189    279    232    549     --     --     --     --
----------------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2006)
Accumulation unit value at beginning of period            $0.73  $1.12  $0.97  $1.00     --     --     --     --
Accumulation unit value at end of period                  $0.87  $0.73  $1.12  $0.97     --     --     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                      161    167     44    479     --     --     --     --
----------------------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2006)
Accumulation unit value at beginning of period            $0.74  $1.03  $1.03  $1.00     --     --     --     --
Accumulation unit value at end of period                  $1.06  $0.74  $1.03  $1.03     --     --     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                    1,260  1,127  1,335  1,077     --     --     --     --
----------------------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (12/08/2003)
Accumulation unit value at beginning of period            $1.02  $1.55  $1.45  $1.31  $1.22  $1.13  $1.08     --
Accumulation unit value at end of period                  $1.37  $1.02  $1.55  $1.45  $1.31  $1.22  $1.13     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                       47     52     81    108    134    139     47     --
----------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period            $0.96  $1.66  $1.46  $1.21  $1.05  $1.00     --     --
Accumulation unit value at end of period                  $1.09  $0.96  $1.66  $1.46  $1.21  $1.05     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                      839    119    201    226    211     16     --     --
----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period            $0.68  $1.19  $1.03  $1.00     --     --     --     --
Accumulation unit value at end of period                  $0.90  $0.68  $1.19  $1.03     --     --     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                    1,393  2,566  2,154  2,206     --     --     --     --
----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO SERVICE CLASS 2 (11/07/2002)
Accumulation unit value at beginning of period            $0.92  $1.61  $1.45  $1.30  $1.23  $1.18  $0.97  $1.00
Accumulation unit value at end of period                  $1.16  $0.92  $1.61  $1.45  $1.30  $1.23  $1.18  $0.97
Number of accumulation units outstanding at end of
  period (000 omitted)                                      722    976  1,343  1,937  2,066  1,461    559     14
----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (11/07/2002)
Accumulation unit value at beginning of period            $1.48  $2.48  $2.17  $1.96  $1.68  $1.36  $1.00  $1.00
Accumulation unit value at end of period                  $2.04  $1.48  $2.48  $2.17  $1.96  $1.68  $1.36  $1.00
Number of accumulation units outstanding at end of
  period (000 omitted)                                      964  1,496  1,756  2,082  1,937  1,292    500     11
----------------------------------------------------------------------------------------------------------------



RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE
                                            ANNUITY - NEW YORK -- PROSPECTUS  69

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                        2009   2008   2007   2006   2005   2004   2003   2002
----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (11/07/2002)
Accumulation unit value at beginning of period            $1.31  $2.36  $2.04  $1.75  $1.49  $1.33  $0.94  $1.00
Accumulation unit value at end of period                  $1.63  $1.31  $2.36  $2.04  $1.75  $1.49  $1.33  $0.94
Number of accumulation units outstanding at end of
  period (000 omitted)                                      204    286    425    456    397    294     90      2
----------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (11/07/2002)
Accumulation unit value at beginning of period            $1.05  $1.85  $2.37  $1.99  $1.77  $1.36  $1.02  $1.00
Accumulation unit value at end of period                  $1.24  $1.05  $1.85  $2.37  $1.99  $1.77  $1.36  $1.02
Number of accumulation units outstanding at end of
  period (000 omitted)                                      224    340    514    653    812    732    435     16
----------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (11/07/2002)
Accumulation unit value at beginning of period            $1.26  $1.91  $1.98  $1.71  $1.59  $1.30  $1.00  $1.00
Accumulation unit value at end of period                  $1.61  $1.26  $1.91  $1.98  $1.71  $1.59  $1.30  $1.00
Number of accumulation units outstanding at end of
  period (000 omitted)                                      170    208    507    672    451    208    101      4
----------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (11/07/2002)
Accumulation unit value at beginning of period            $1.11  $1.78  $1.74  $1.49  $1.36  $1.23  $0.99  $1.00
Accumulation unit value at end of period                  $1.38  $1.11  $1.78  $1.74  $1.49  $1.36  $1.23  $0.99
Number of accumulation units outstanding at end of
  period (000 omitted)                                      484    629    956  1,045    825    780    330     18
----------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (11/07/2002)
Accumulation unit value at beginning of period            $1.25  $2.02  $1.98  $1.72  $1.55  $1.24  $0.98  $1.00
Accumulation unit value at end of period                  $1.65  $1.25  $2.02  $1.98  $1.72  $1.55  $1.24  $0.98
Number of accumulation units outstanding at end of
  period (000 omitted)                                      473    646  1,282  1,607  1,641    806    272     14
----------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (11/07/2002)
Accumulation unit value at beginning of period            $0.97  $1.56  $1.61  $1.44  $1.37  $1.21  $0.94  $1.00
Accumulation unit value at end of period                  $1.16  $0.97  $1.56  $1.61  $1.44  $1.37  $1.21  $0.94
Number of accumulation units outstanding at end of
  period (000 omitted)                                      330    472    629    670    764    137     59      6
----------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (11/07/2002)
(PREVIOUSLY AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES)
Accumulation unit value at beginning of period            $0.88  $1.55  $1.40  $1.34  $1.25  $1.19  $0.93  $1.00
Accumulation unit value at end of period                  $1.05  $0.88  $1.55  $1.40  $1.34  $1.25  $1.19  $0.93
Number of accumulation units outstanding at end of
  period (000 omitted)                                      420    509    601    651    846    175     38     --
----------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (11/07/2002)
(PREVIOUSLY AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES)
Accumulation unit value at beginning of period            $1.05  $2.01  $1.84  $1.60  $1.49  $1.30  $0.98  $1.00
Accumulation unit value at end of period                  $1.47  $1.05  $2.01  $1.84  $1.60  $1.49  $1.30  $0.98
Number of accumulation units outstanding at end of
  period (000 omitted)                                       19     58    111    140    150     89     21     --
----------------------------------------------------------------------------------------------------------------
INVESCO V.I. DYNAMICS FUND, SERIES I SHARES (11/07/2002)
(PREVIOUSLY AIM V.I. DYNAMICS FUND, SERIES I SHARES)
Accumulation unit value at beginning of period            $1.03  $2.01  $1.82  $1.58  $1.45  $1.29  $0.95  $1.00
Accumulation unit value at end of period                  $1.45  $1.03  $2.01  $1.82  $1.58  $1.45  $1.29  $0.95
Number of accumulation units outstanding at end of
  period (000 omitted)                                       --     --     --     --     --      1      1     --
----------------------------------------------------------------------------------------------------------------
INVESCO V.I. FINANCIAL SERVICES FUND, SERIES I SHARES (11/07/2002)
(PREVIOUSLY AIM V.I. FINANCIAL SERVICES FUND, SERIES I SHARES)
Accumulation unit value at beginning of period            $0.49  $1.22  $1.58  $1.37  $1.31  $1.22  $0.96  $1.00
Accumulation unit value at end of period                  $0.61  $0.49  $1.22  $1.58  $1.37  $1.31  $1.22  $0.96
Number of accumulation units outstanding at end of
  period (000 omitted)                                       68     14     26     41     25     30     34     --
----------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2006)
(PREVIOUSLY AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES)
Accumulation unit value at beginning of period            $0.79  $1.13  $1.02  $1.00     --     --     --     --
Accumulation unit value at end of period                  $1.00  $0.79  $1.13  $1.02     --     --     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                       16     28     38    300     --     --     --     --
----------------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (11/01/2005)
(PREVIOUSLY AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES)
Accumulation unit value at beginning of period            $0.92  $1.56  $1.38  $1.09  $1.00     --     --     --
Accumulation unit value at end of period                  $1.22  $0.92  $1.56  $1.38  $1.09     --     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                      697    765    403      4     --     --     --     --
----------------------------------------------------------------------------------------------------------------
INVESCO V.I. TECHNOLOGY FUND, SERIES I SHARES (11/07/2002)
(PREVIOUSLY AIM V.I. TECHNOLOGY FUND, SERIES I SHARES)
Accumulation unit value at beginning of period            $0.88  $1.60  $1.50  $1.38  $1.36  $1.32  $0.92  $1.00
Accumulation unit value at end of period                  $1.36  $0.88  $1.60  $1.50  $1.38  $1.36  $1.32  $0.92
Number of accumulation units outstanding at end of
  period (000 omitted)                                       41     55     58     66    121     17      6     --
----------------------------------------------------------------------------------------------------------------



70 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                        2009   2008   2007   2006   2005   2004   2003   2002
----------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES GLOBAL TECHNOLOGY PORTFOLIO: SERVICE SHARES (11/07/2002)
Accumulation unit value at beginning of period            $1.04  $1.88  $1.56  $1.47  $1.33  $1.34  $0.93  $1.00
Accumulation unit value at end of period                  $1.61  $1.04  $1.88  $1.56  $1.47  $1.33  $1.34  $0.93
Number of accumulation units outstanding at end of
  period (000 omitted)                                       23     23     33     27     31     22      5      1
----------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period            $0.63  $1.06  $1.00     --     --     --     --     --
Accumulation unit value at end of period                  $0.84  $0.63  $1.06     --     --     --     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                    2,089  1,885  1,445     --     --     --     --     --
----------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES OVERSEAS PORTFOLIO: SERVICE SHARES (11/07/2002)
Accumulation unit value at beginning of period            $1.72  $3.64  $2.88  $1.99  $1.52  $1.30  $0.98  $1.00
Accumulation unit value at end of period                  $3.04  $1.72  $3.64  $2.88  $1.99  $1.52  $1.30  $0.98
Number of accumulation units outstanding at end of
  period (000 omitted)                                       87    101    164    112     82     71     16     --
----------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (11/07/2002)
Accumulation unit value at beginning of period            $0.90  $1.45  $1.32  $1.25  $1.21  $1.12  $0.93  $1.00
Accumulation unit value at end of period                  $1.24  $0.90  $1.45  $1.32  $1.25  $1.21  $1.12  $0.93
Number of accumulation units outstanding at end of
  period (000 omitted)                                       99     95    193    311    340    193    177     --
----------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (11/07/2002)
Accumulation unit value at beginning of period            $0.92  $1.54  $1.52  $1.37  $1.32  $1.25  $0.95  $1.00
Accumulation unit value at end of period                  $1.48  $0.92  $1.54  $1.52  $1.37  $1.32  $1.25  $0.95
Number of accumulation units outstanding at end of
  period (000 omitted)                                       53     85    180    243    288    231    178      1
----------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (11/07/2002)
Accumulation unit value at beginning of period            $2.02  $3.29  $2.61  $2.02  $1.75  $1.37  $1.02  $1.00
Accumulation unit value at end of period                  $2.66  $2.02  $3.29  $2.61  $2.02  $1.75  $1.37  $1.02
Number of accumulation units outstanding at end of
  period (000 omitted)                                      138    206    303    338    298    160     84     --
----------------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL PORTFOLIO (CLASS S) (05/01/2006)
Accumulation unit value at beginning of period            $0.56  $1.06  $1.04  $1.00     --     --     --     --
Accumulation unit value at end of period                  $0.75  $0.56  $1.06  $1.04     --     --     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                      498    604    584    558     --     --     --     --
----------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period            $0.86  $1.47  $1.40  $1.21  $1.07  $1.00     --     --
Accumulation unit value at end of period                  $1.19  $0.86  $1.47  $1.40  $1.21  $1.07     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                      380    448    554    612    479      2     --     --
----------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (11/15/2004)
(PREVIOUSLY OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES)
Accumulation unit value at beginning of period            $1.00  $1.19  $1.10  $1.03  $1.02  $1.00     --     --
Accumulation unit value at end of period                  $1.17  $1.00  $1.19  $1.10  $1.03  $1.02     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                    3,833  4,296  4,132  3,060  1,589     20     --     --
----------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period            $0.77  $1.25  $1.28  $1.13  $1.05  $1.00     --     --
Accumulation unit value at end of period                  $1.04  $0.77  $1.25  $1.28  $1.13  $1.05     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                       84    158    355    385    192     --     --     --
----------------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2006)
Accumulation unit value at beginning of period            $0.92  $1.11  $1.04  $1.00     --     --     --     --
Accumulation unit value at end of period                  $1.11  $0.92  $1.11  $1.04     --     --     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                    1,698  2,046  1,725  1,792     --     --     --     --
----------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND - CLASS IB SHARES (11/07/2002)
Accumulation unit value at beginning of period            $1.08  $1.31  $1.34  $1.32  $1.18  $1.11  $0.95  $1.00
Accumulation unit value at end of period                  $1.34  $1.08  $1.31  $1.34  $1.32  $1.18  $1.11  $0.95
Number of accumulation units outstanding at end of
  period (000 omitted)                                       66     62     93    177    190    144     68     --
----------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (11/07/2002)
Accumulation unit value at beginning of period            $1.20  $2.17  $2.02  $1.60  $1.45  $1.26  $0.99  $1.00
Accumulation unit value at end of period                  $1.48  $1.20  $2.17  $2.02  $1.60  $1.45  $1.26  $0.99
Number of accumulation units outstanding at end of
  period (000 omitted)                                       33     42     92    102    135    136     73     15
----------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (11/07/2002)
Accumulation unit value at beginning of period            $0.92  $1.71  $1.66  $1.60  $1.44  $1.23  $0.93  $1.00
Accumulation unit value at end of period                  $1.26  $0.92  $1.71  $1.66  $1.60  $1.44  $1.23  $0.93
Number of accumulation units outstanding at end of
  period (000 omitted)                                        7      2      4     24     29     24     25     --
----------------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - AGGRESSIVE (05/01/2008)
Accumulation unit value at beginning of period            $0.71  $1.00     --     --     --     --     --     --
Accumulation unit value at end of period                  $0.86  $0.71     --     --     --     --     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                        9     --     --     --     --     --     --     --
----------------------------------------------------------------------------------------------------------------



RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE
                                            ANNUITY - NEW YORK -- PROSPECTUS  71

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                        2009   2008   2007   2006   2005   2004   2003   2002
----------------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - CONSERVATIVE (05/01/2008)
Accumulation unit value at beginning of period            $0.84  $1.00     --     --     --     --     --     --
Accumulation unit value at end of period                  $0.97  $0.84     --     --     --     --     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                      252    255     --     --     --     --     --     --
----------------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATE (05/01/2008)
Accumulation unit value at beginning of period            $0.76  $1.00     --     --     --     --     --     --
Accumulation unit value at end of period                  $0.90  $0.76     --     --     --     --     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                        2     53     --     --     --     --     --     --
----------------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATELY AGGRESSIVE (05/01/2008)
Accumulation unit value at beginning of period            $0.73  $1.00     --     --     --     --     --     --
Accumulation unit value at end of period                  $0.89  $0.73     --     --     --     --     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                        6      4     --     --     --     --     --     --
----------------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATELY CONSERVATIVE (05/01/2008)
Accumulation unit value at beginning of period            $0.79  $1.00     --     --     --     --     --     --
Accumulation unit value at end of period                  $0.93  $0.79     --     --     --     --     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                      126     --     --     --     --     --     --     --
----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (11/07/2002)
Accumulation unit value at beginning of period            $1.00  $1.45  $1.44  $1.27  $1.24  $1.15  $0.96  $1.00
Accumulation unit value at end of period                  $1.23  $1.00  $1.45  $1.44  $1.27  $1.24  $1.15  $0.96
Number of accumulation units outstanding at end of
  period (000 omitted)                                      300    162    485    198    150    125    108      3
----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3)*(11/07/2002)
Accumulation unit value at beginning of period            $1.08  $1.07  $1.03  $1.00  $0.99  $0.99  $1.00  $1.00
Accumulation unit value at end of period                  $1.07  $1.08  $1.07  $1.03  $1.00  $0.99  $0.99  $1.00
Number of accumulation units outstanding at end of
  period (000 omitted)                                    1,286  3,444  2,303  1,986  1,666  1,123    515    105
*The 7-day simple and compound yields for RVST RiverSource Variable Portfolio - Cash Management Fund at Dec. 31,
  2009 were (1.23%) and (1.22%), respectively.
----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (11/07/2002)
Accumulation unit value at beginning of period            $1.09  $1.17  $1.13  $1.10  $1.09  $1.05  $1.02  $1.00
Accumulation unit value at end of period                  $1.23  $1.09  $1.17  $1.13  $1.10  $1.09  $1.05  $1.02
Number of accumulation units outstanding at end of
  period (000 omitted)                                    5,619  6,022  6,003  5,478  2,694  1,596    573     25
----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (11/07/2002)
Accumulation unit value at beginning of period            $1.35  $2.30  $2.15  $1.82  $1.62  $1.39  $0.99  $1.00
Accumulation unit value at end of period                  $1.70  $1.35  $2.30  $2.15  $1.82  $1.62  $1.39  $0.99
Number of accumulation units outstanding at end of
  period (000 omitted)                                    2,423  2,867  3,181  3,601  2,375  1,384    191      3
----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (11/07/2002)
Accumulation unit value at beginning of period            $0.86  $1.50  $1.48  $1.30  $1.24  $1.18  $0.93  $1.00
Accumulation unit value at end of period                  $1.05  $0.86  $1.50  $1.48  $1.30  $1.24  $1.18  $0.93
Number of accumulation units outstanding at end of
  period (000 omitted)                                      518    602    779    865    862     62     38     --
----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL BOND FUND (CLASS 3) (11/07/2002)
Accumulation unit value at beginning of period            $1.31  $1.33  $1.25  $1.19  $1.26  $1.16  $1.04  $1.00
Accumulation unit value at end of period                  $1.44  $1.31  $1.33  $1.25  $1.19  $1.26  $1.16  $1.04
Number of accumulation units outstanding at end of
  period (000 omitted)                                    1,674  2,093  2,465  2,116  1,478    737    198      7
----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 3) (11/15/2004)
Accumulation unit value at beginning of period            $1.09  $1.10  $1.03  $1.03  $1.02  $1.00     --     --
Accumulation unit value at end of period                  $1.15  $1.09  $1.10  $1.03  $1.03  $1.02     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                    2,677  1,805  1,833  2,120  1,111      5     --     --
----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (11/07/2002)
Accumulation unit value at beginning of period            $1.17  $1.59  $1.58  $1.44  $1.40  $1.27  $1.03  $1.00
Accumulation unit value at end of period                  $1.78  $1.17  $1.59  $1.58  $1.44  $1.40  $1.27  $1.03
Number of accumulation units outstanding at end of
  period (000 omitted)                                      500    818  1,579  2,004  2,130  1,810    993     10
----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 3) (11/15/2004)
Accumulation unit value at beginning of period            $0.89  $1.11  $1.10  $1.03  $1.01  $1.00     --     --
Accumulation unit value at end of period                  $1.25  $0.89  $1.11  $1.10  $1.03  $1.01     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                    1,691  1,098  1,103  1,257    283     --     --     --
----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP GROWTH FUND (CLASS 3) (11/07/2002)
Accumulation unit value at beginning of period            $0.84  $1.55  $1.38  $1.40  $1.28  $1.19  $0.98  $1.00
Accumulation unit value at end of period                  $1.36  $0.84  $1.55  $1.38  $1.40  $1.28  $1.19  $0.98
Number of accumulation units outstanding at end of
  period (000 omitted)                                       62     43     57     59     77     52     36      5
----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP VALUE FUND (CLASS 3) (05/02/2005)
Accumulation unit value at beginning of period            $0.80  $1.47  $1.35  $1.19  $1.00     --     --     --
Accumulation unit value at end of period                  $1.11  $0.80  $1.47  $1.35  $1.19     --     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                      225    454    618  1,132    111     --     --     --
----------------------------------------------------------------------------------------------------------------



72 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                        2009   2008   2007   2006   2005   2004   2003   2002
----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (11/07/2002)
Accumulation unit value at beginning of period            $0.99  $1.60  $1.54  $1.35  $1.31  $1.20  $0.95  $1.00
Accumulation unit value at end of period                  $1.23  $0.99  $1.60  $1.54  $1.35  $1.31  $1.20  $0.95
Number of accumulation units outstanding at end of
  period (000 omitted)                                      322    417    691    735    940    788    372      8
----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (11/07/2002)
Accumulation unit value at beginning of period            $1.03  $1.07  $1.03  $1.00  $1.00  $1.00  $1.00  $1.00
Accumulation unit value at end of period                  $1.07  $1.03  $1.07  $1.03  $1.00  $1.00  $1.00  $1.00
Number of accumulation units outstanding at end of
  period (000 omitted)                                      482    738    720    991  1,237  1,102    552     25
----------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - GROWTH FUND (CLASS 3) (11/07/2002)
Accumulation unit value at beginning of period            $0.80  $1.45  $1.42  $1.30  $1.21  $1.13  $0.94  $1.00
Accumulation unit value at end of period                  $1.08  $0.80  $1.45  $1.42  $1.30  $1.21  $1.13  $0.94
Number of accumulation units outstanding at end of
  period (000 omitted)                                      184    279    440    531    660    196    120     --
----------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - LARGER-CAP VALUE FUND (CLASS 3) (11/15/2004)
Accumulation unit value at beginning of period            $0.74  $1.23  $1.25  $1.07  $1.03  $1.00     --     --
Accumulation unit value at end of period                  $0.92  $0.74  $1.23  $1.25  $1.07  $1.03     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                       18      5     14     29     15      2     --     --
----------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - SMALLER-CAP VALUE FUND (CLASS 3) (11/07/2002)
Accumulation unit value at beginning of period            $1.10  $1.81  $1.91  $1.73  $1.67  $1.43  $0.98  $1.00
Accumulation unit value at end of period                  $1.51  $1.10  $1.81  $1.91  $1.73  $1.67  $1.43  $0.98
Number of accumulation units outstanding at end of
  period (000 omitted)                                       63     92    224    337    453    415    117      4
----------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - EMERGING MARKETS FUND (CLASS 3) (11/07/2002)
Accumulation unit value at beginning of period            $1.87  $4.09  $3.00  $2.27  $1.72  $1.40  $1.01  $1.00
Accumulation unit value at end of period                  $3.22  $1.87  $4.09  $3.00  $2.27  $1.72  $1.40  $1.01
Number of accumulation units outstanding at end of
  period (000 omitted)                                      327    536    403    381    339    128     11     --
----------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 3) (11/07/2002)
Accumulation unit value at beginning of period            $1.30  $2.21  $1.98  $1.62  $1.44  $1.24  $0.98  $1.00
Accumulation unit value at end of period                  $1.64  $1.30  $2.21  $1.98  $1.62  $1.44  $1.24  $0.98
Number of accumulation units outstanding at end of
  period (000 omitted)                                       86    127    200    243    237     85      6     --
----------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 3) (05/01/2006)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of period            $0.67  $1.11  $1.08  $1.00     --     --     --     --
Accumulation unit value at end of period                  $0.87  $0.67  $1.11  $1.08     --     --     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                    2,082  1,501  1,117  1,336     --     --     --     --
----------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 3) (11/15/2004)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period            $0.78  $1.24  $1.18  $1.03  $1.04  $1.00     --     --
Accumulation unit value at end of period                  $1.05  $0.78  $1.24  $1.18  $1.03  $1.04     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                        8     10     12     20     16     --     --     --
----------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (11/07/2002)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period            $1.27  $1.88  $2.00  $1.68  $1.61  $1.36  $1.00  $1.00
Accumulation unit value at end of period                  $1.72  $1.27  $1.88  $2.00  $1.68  $1.61  $1.36  $1.00
Number of accumulation units outstanding at end of
  period (000 omitted)                                      923  1,068    982    774    738    348    180      1
----------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (11/15/2004)
Accumulation unit value at beginning of period            $0.74  $1.17  $1.22  $1.06  $1.03  $1.00     --     --
Accumulation unit value at end of period                  $0.94  $0.74  $1.17  $1.22  $1.06  $1.03     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                    1,461  2,030  2,124  2,626  1,753     11     --     --
----------------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2006)
Accumulation unit value at beginning of period            $0.61  $1.10  $1.22  $1.00     --     --     --     --
Accumulation unit value at end of period                  $0.85  $0.61  $1.10  $1.22     --     --     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                      349    540    236    443     --     --     --     --
----------------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2006)
Accumulation unit value at beginning of period            $0.63  $1.19  $0.99  $1.00     --     --     --     --
Accumulation unit value at end of period                  $0.98  $0.63  $1.19  $0.99     --     --     --     --
Number of accumulation units outstanding at end of
  period (000 omitted)                                      173    146     78    353     --     --     --     --
----------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (11/07/2002)
Accumulation unit value at beginning of period            $1.94  $3.62  $3.15  $2.32  $1.93  $1.50  $1.02  $1.00
Accumulation unit value at end of period                  $2.88  $1.94  $3.62  $3.15  $2.32  $1.93  $1.50  $1.02
Number of accumulation units outstanding at end of
  period (000 omitted)                                      555    648    846    949    906    460    221     --
----------------------------------------------------------------------------------------------------------------



RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE
                                            ANNUITY - NEW YORK -- PROSPECTUS  73

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                        2009   2008   2007   2006   2005   2004   2003   2002
----------------------------------------------------------------------------------------------------------------
WANGER USA (11/07/2002)
Accumulation unit value at beginning of period            $1.20  $2.01  $1.93  $1.81  $1.64  $1.41  $0.99  $1.00
Accumulation unit value at end of period                  $1.68  $1.20  $2.01  $1.93  $1.81  $1.64  $1.41  $0.99
Number of accumulation units outstanding at end of
  period (000 omitted)                                      958  1,256  1,812  1,951  1,792  1,263    778     19
----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INDEX ASSET ALLOCATION FUND (11/07/2002)
(PREVIOUSLY WELLS FARGO ADVANTAGE VT ASSET ALLOCATION FUND)
Accumulation unit value at beginning of period            $1.07  $1.52  $1.43  $1.29  $1.25  $1.15  $0.96  $1.00
Accumulation unit value at end of period                  $1.22  $1.07  $1.52  $1.43  $1.29  $1.25  $1.15  $0.96
Number of accumulation units outstanding at end of
  period (000 omitted)                                       83     93    127    200    282    265     63     --
----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND (11/07/2002)
Accumulation unit value at beginning of period            $1.10  $1.96  $1.76  $1.48  $1.36  $1.26  $0.97  $1.00
Accumulation unit value at end of period                  $1.22  $1.10  $1.96  $1.76  $1.48  $1.36  $1.26  $0.97
Number of accumulation units outstanding at end of
  period (000 omitted)                                       --      7     21     31     45     35     29     --
----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND (11/07/2002)
Accumulation unit value at beginning of period            $1.09  $1.84  $1.75  $1.58  $1.48  $1.27  $0.94  $1.00
Accumulation unit value at end of period                  $1.59  $1.09  $1.84  $1.75  $1.58  $1.48  $1.27  $0.94
Number of accumulation units outstanding at end of
  period (000 omitted)                                       35     39     42     48    155    153    164      1
----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (11/07/2002)
Accumulation unit value at beginning of period            $1.25  $2.16  $1.93  $1.59  $1.51  $1.34  $0.96  $1.00
Accumulation unit value at end of period                  $1.89  $1.25  $2.16  $1.93  $1.59  $1.51  $1.34  $0.96
Number of accumulation units outstanding at end of
  period (000 omitted)                                      172    147    127    116    136    124     58     --
----------------------------------------------------------------------------------------------------------------





74 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION



Calculating Annuity Payouts..............  p.  3
Rating Agencies..........................  p.  4
Revenues Received During Calendar Year
  2009...................................  p.  4
Principal Underwriter....................  p.  5
Independent Registered Public Accounting
  Firm...................................  p.  5
Financial Statements





RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE / RETIREMENT ADVISOR SELECT VARIABLE
                                            ANNUITY - NEW YORK -- PROSPECTUS  75

(RIVERSOURCE INSURANCE LOGO)

RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
Albany, NY 12203
1 (800) 541-2251

           RiverSource Distributors, Inc. (Distributor), Member FINRA. Insurance and annuity products are issued by RiverSource Life Insurance Co. of
                           New York, Albany, New York.
     Both companies are affiliated with Ameriprise Financial Services, Inc. Only RiverSource Life Insurance Co. of New York is authorized to sell insurance and annuities in New York.


     (C) 2008-2010 RiverSource Life Insurance Company. All rights reserved.


S-6410 K (4/10)

PROSPECTUS

APRIL 30, 2010


RIVERSOURCE

RETIREMENT ADVISOR ADVANTAGE PLUS(R) VARIABLE ANNUITY/RETIREMENT ADVISOR SELECT PLUS(R)
VARIABLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITIES

New RiverSource Retirement Advisor Advantage Plus and RiverSource Retirement Advisor Select Plus contracts are not currently being offered.

ISSUED BY:  RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK (RIVERSOURCE LIFE OF NY)

            20 Madison Avenue Extension
            Albany, NY 12203
            Telephone: (800) 541-2251
            ameriprise.com/variableannuities
            RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

This prospectus contains information that you should know before investing in the RiverSource Retirement Advisor Advantage Plus Variable Annuity (RAVA Advantage Plus), or the RiverSource Retirement Advisor Select Plus Variable Annuity (RAVA Select Plus). The information in this prospectus applies to both contracts unless stated otherwise.

Prospectuses are also available for:


- AllianceBernstein Variable Products Series Fund, Inc.

- American Century Variable Portfolios, Inc.
- Calvert Variable Series, Inc.
- Columbia Funds Variable Insurance Trust
- Credit Suisse Trust
- Eaton Vance Variable Trust
- Evergreen Variable Annuity Trust
- Fidelity(R) Variable Insurance Products - Service Class 2
- Franklin(R) Templeton(R) Variable Insurance Products Trust
    (FTVIPT) - Class 2
- Goldman Sachs Variable Insurance Trust (VIT)

- Invesco Variable Insurance Funds
    (previously AIM Variable Insurance Funds)


- Janus Aspen Series: Service Shares
- Legg Mason Variable Portfolios II, Inc.
- MFS(R) Variable Insurance Trust(SM)
- Neuberger Berman Advisers Management Trust
- Oppenheimer Variable Account Funds - Service Shares
- PIMCO Variable Insurance Trust (VIT)
- Putnam Variable Trust - Class IB Shares
- RiverSource Variable Series Trust (RVST)
- The Universal Institutional Funds, Inc.

- Van Kampen Life Investment Trust

- Wanger Advisors Trust
- Wells Fargo Variable Trust

Please read the prospectuses carefully and keep them for future reference.

The contracts provide for purchase payment credits which we may reverse under certain circumstances. Expenses may be higher and surrender charges may be higher and longer for contracts with purchase payment credits than for contracts without such credits. The amount of the credit may be more than offset by additional charges associated with the credit.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life of NY at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).


RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
                                    VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  1

Variable annuities are insurance products that are complex investment vehicles. Be sure to ask your financial advisor about the contract features, benefits, risks and fees, and whether the contract is appropriate for you, based upon your financial situation and objectives.

This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents. RiverSource Life of NY has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

RiverSource Life of NY offers several different annuities which your financial advisor may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, surrender charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

TABLE OF CONTENTS



KEY TERMS.............................................    3
THE CONTRACT IN BRIEF.................................    5
EXPENSE SUMMARY.......................................    7
CONDENSED FINANCIAL INFORMATION (UNAUDITED)...........   15
FINANCIAL STATEMENTS..................................   15
THE VARIABLE ACCOUNT AND THE FUNDS....................   15
THE FIXED ACCOUNT.....................................   26
THE SPECIAL DCA ACCOUNT...............................   26
BUYING YOUR CONTRACT..................................   26
CHARGES...............................................   29
VALUING YOUR INVESTMENT...............................   34
MAKING THE MOST OF YOUR CONTRACT......................   35
SURRENDERS............................................   45
TSA -- SPECIAL PROVISIONS.............................   46
CHANGING OWNERSHIP....................................   47
BENEFITS IN CASE OF DEATH -- STANDARD DEATH BENEFIT...   48
OPTIONAL BENEFITS.....................................   49
THE ANNUITY PAYOUT PERIOD.............................   60
TAXES.................................................   61
VOTING RIGHTS.........................................   65
SUBSTITUTION OF INVESTMENTS...........................   65
ABOUT THE SERVICE PROVIDERS...........................   66
APPENDIX A: EXAMPLE -- SURRENDER CHARGES..............   68
APPENDIX B: EXAMPLE -- OPTIONAL BENEFITS..............   72
APPENDIX C: CONDENSED FINANCIAL INFORMATION
  (UNAUDITED).........................................   74
TABLE OF CONTENTS OF THE
  STATEMENT OF ADDITIONAL INFORMATION.................  101






2 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.


ANNUITANT: The person or persons on whose life or life expectancy the annuity payouts are based.


ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BAND 3 ANNUITIES: RAVA Advantage Plus and RAVA Select Plus contracts that are available for:

- current or retired employees of Ameriprise Financial, Inc. or its subsidiaries and their spouses (employees),

- current or retired Ameriprise financial advisors and their spouses (advisors), or

- individuals investing an initial purchase payment of $1 million or more, with our approval (other individuals).

BENEFICIARY: The person you designate to receive benefits in case of the owner's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FIXED ACCOUNT: An account to which you may allocate purchase payments. Amounts you allocate to this account earn interest at rates that we declare periodically.

FUNDS: Investment options under your contract. Unless an asset allocation program is in effect, you may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.

GOOD ORDER: We cannot process your transaction request relating to the contract until we have received the request in good order at our corporate office. "Good order" means the actual receipt of the requested transaction in writing, along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; the signatures of all contract owners, exactly as registered on the contract, if necessary; Social Security Number or Taxpayer Identification Number; and any other information or supporting documentation that we may require. With respect to purchase requests, "good order" also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.


GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER (ACCUMULATION BENEFIT): This is an optional benefit that you can add to your contract for an additional charge. It is intended to provide you with a guaranteed contract value at the end of a specified waiting period regardless of the volatility inherent in the investments in the subaccounts. This rider requires participation in the Portfolio Navigator program.


GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER (WITHDRAWAL BENEFIT): This is an optional benefit you can add to your contract for an additional charge. It is intended to provide a guaranteed withdrawal benefit that gives you the right to make limited partial withdrawals each contract year. This rider requires participation in one of the asset allocation programs. For purposes of this rider, the term "withdrawal" is equal to the term "surrender" in your contract and any other riders.

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT (MAV) AND MAXIMUM FIVE-YEAR ANNIVERSARY VALUE DEATH BENEFIT (5-YEAR MAV): These are optional benefits you can add to your contract for an additional charge. Each is intended to provide additional death benefit protection in the event of fluctuating fund values. You can elect to purchase either the MAV or the 5-Year MAV, subject to certain restrictions.

OWNER (YOU, YOUR): A natural person or persons (including a revocable trust) who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible

RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
                                    VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  3
for taxes, regardless of whether he or she receives the contract's benefits. If the contract has a nonnatural person as the owner, "you, your" means the annuitant.


PORTFOLIO NAVIGATOR PROGRAM (PN PROGRAM): This is an optional program in which you are required to participate through the choice of a PN program model portfolio or investment option if you select the optional Accumulation Benefit rider or the optional Withdrawal Benefit rider. If you do not select the Accumulation Benefit rider or the Withdrawal Benefit rider, you may elect to participate in the PN program by adding the optional PN program to your contract. Prior to May 10, 2010, the program required adding a rider for an additional charge. Beginning May 10, 2010, the rider is not required to select the PN program.


PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on the surrender charge schedule you elect and/or total purchase payments.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:


- Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code



- Roth IRAs including inherited Roth IRAs under Section 408A of the Code


- SIMPLE IRAs under Section 408(p) of the Code

- Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code

- Plans under Section 401(k) of the Code

- Custodial and investment only accounts maintained for qualified retirement plans under Section 401(a) of the Code

- Tax-Sheltered Annuities (TSAs) under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT (ROPP): This is an optional benefit that you can add to your contract for an additional charge if you are age 76 or older at contract issue that is intended to provide additional death benefit protection in the event of fluctuating fund values. ROPP is included in the standard death benefits for contract owners age 75 and under on the contract effective date at no additional cost.


RIDER: You receive a rider to your contract when you purchase the MAV, 5-Year MAV, ROPP, Accumulation Benefit, Withdrawal Benefit and/or PN. Beginning May 10, 2010, the PN rider is not required to select the PN Program. The rider adds the terms of the optional benefit to your contract.


RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.

RIVERSOURCE LIFE OF NY: In this prospectus, "we," "us," "our" and "RiverSource Life of NY" refer to RiverSource Life Insurance Co. of New York.

SETTLEMENT DATE: The date when annuity payouts are scheduled to begin.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) ACCOUNT: An account to which you may allocate new purchase payments of at least $10,000. Amounts you allocate to this account earn interest at rates that we declare periodically and will transfer into your specified subaccount allocations in six monthly transfers. The Special DCA account may not be available at all times.

SURRENDER VALUE: The amount you are entitled to receive if you make a full surrender from your contract. It is the contract value minus any applicable charges.

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or surrender request) in good order at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.


4 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

THE CONTRACT IN BRIEF

This prospectus describes two contracts. RAVA Advantage Plus offers a choice of a seven-year or a ten-year surrender charge schedule and relatively lower expenses. RAVA Select Plus offers a three-year surrender charge schedule and relatively higher expenses. The information in this prospectus applies to both contracts unless stated otherwise.

PURPOSE: The purpose of each contract is to allow you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the fixed account, subaccounts and/or Special DCA account (when available) under the contract; however, you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the settlement date, the contract provides lifetime or other forms of payouts of your contract value (less any applicable premium tax). As in the case of other annuities, it may not be advantageous for you to purchase one of these contracts as a replacement for, or in addition to, an existing annuity or life insurance contract.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions (RMDs). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the potential tax implications to you.

FREE LOOK PERIOD: You may return your contract to your financial advisor or to our corporate office within the time stated on the first page of your contract. You will receive a full refund of the contract value, less the amount of any purchase payment credits. (See "Valuing Your Investment -- Purchase payment credits.") We will not deduct any other charges. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (Exception: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Generally, you may allocate your purchase payments among any or all of:

- the subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the settlement date will equal or exceed the total purchase payments you allocate to the subaccounts. (see "The Variable Account and the Funds")

- the fixed account, which earns interest at a rate that we adjust periodically. (see "The Fixed Account")

- the Special DCA account, when available. (see "The Fixed Account -- The Special Fixed Account")

BUYING YOUR CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future. (see "Buying Your Contract")

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the subaccounts until annuity payouts begin, and once per contract year after annuity payouts begin. You may establish automated transfers among the accounts. You may not transfer existing amounts to the Special DCA account. Fixed account transfers are subject to special restrictions. (see "Making the Most of Your Contract -- Transferring Among Accounts")

SURRENDERS: You may surrender all or part of your contract value at any time before the settlement date. You also may establish automated partial surrenders. Surrenders may be subject to charges and income taxes (including an IRS penalty if you surrender prior to your reaching age 59 1/2) and may have other tax consequences; also, certain restrictions apply. (see "Surrenders")

BENEFITS IN CASE OF DEATH: If you die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value, except in the case of a purchase payment credit reversal. (see "Benefits in Case of Death -- Standard Death Benefit")


OPTIONAL BENEFITS: These contracts offer optional living and death benefits that are available for additional charges if you meet certain criteria. Optional living benefits require your participation in the PN program which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of partial surrenders that can be taken under the optional benefit during a contract year. (see "Optional Benefits")



ANNUITY PAYOUTS: You can apply your contract value, after reflecting any adjustments, to an annuity payout plan that begins on the settlement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. Total monthly payouts may include amounts from each subaccount and the fixed account. During the annuity


RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
                                    VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  5
payout period, you cannot be invested in more than five subaccounts at any one time unless we agree otherwise. (see "The Annuity Payout Period")

TAXES: Generally, income earned on your contract value grows tax-deferred until you surrender it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. However, Roth IRA may grow and be distributed tax free if you meet certain distribution requirements. (see "Taxes")


6 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAID AT THE TIME THAT YOU BOUGHT THE CONTRACT OR SURRENDER THE CONTRACT.

CONTRACT OWNER TRANSACTION EXPENSES


SURRENDER CHARGE FOR RAVA ADVANTAGE PLUS

(Contingent deferred sales load as a percentage of purchase payment surrendered)

You select either a seven-year or ten-year surrender charge schedule at the time of application.

                       SEVEN-YEAR SCHEDULE                                                  TEN-YEAR SCHEDULE
      NUMBER OF COMPLETED                                                 NUMBER OF COMPLETED
    YEARS FROM DATE OF EACH              SURRENDER CHARGE               YEARS FROM DATE OF EACH              SURRENDER CHARGE
       PURCHASE PAYMENT                     PERCENTAGE                     PURCHASE PAYMENT                     PERCENTAGE
               0                                 7%                                0                                 8%

               1                                 7                                 1                                 8

               2                                 7                                 2                                 8

               3                                 6                                 3                                 7

               4                                 5                                 4                                 7

               5                                 4                                 5                                 6

               6                                 2                                 6                                 5

               7+                                0                                 7                                 4

                                                                                   8                                 3

                                                                                   9                                 2

                                                                                  10+                                0




SURRENDER CHARGE FOR RAVA SELECT PLUS

(Contingent deferred sales load as a percentage of purchase payment surrendered)

                         YEARS FROM                                                   SURRENDER CHARGE
                        CONTRACT DATE                                                    PERCENTAGE
                              1                                                               7%

                              2                                                               7

                              3                                                               7

                              Thereafter                                                      0


A surrender charge also applies to payouts under certain annuity payout plans (see "Charges -- Surrender Charge" and "The Annuity Payout Period -- Annuity Payout Plans").

SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% if the assumed investment rate is 3.5% and 6.67% if the assumed investment rate is 5%. The surrender charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate. (See "Charges -- Surrender Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")


RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
                                    VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  7

THE NEXT TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL CONTRACT ADMINISTRATIVE CHARGE


                                                                    MAXIMUM: $50       CURRENT: $30


(We will waive $30 of this charge when your contract value, or total purchase payments less any payments surrendered, is $50,000 or more on the current contract anniversary, except at full surrender.)

OPTIONAL RIDER FEES
If eligible, you may select the following optional riders. The fee applies only if you elect the optional rider.



ROPP RIDER FEE                                                      MAXIMUM: 0.30%     CURRENT: 0.20%

MAV RIDER FEE                                                       MAXIMUM: 0.35%     CURRENT: 0.25%

5-YEAR MAV RIDER FEE                                                MAXIMUM: 0.20%     CURRENT: 0.10%

PN RIDER FEE*                                                       MAXIMUM: 0.20%     CURRENT: 0.10%



(As a percentage of the variable account contract value charged annually. This deduction will occur on the 60th day after each contract anniversary.)


* Beginning May 10, 2010 the rider is not required to select the PN program and this fee will no longer apply. For contract holders who currently participate in the PN program, beginning May 10, 2010, the PN rider fee will be $0.



ACCUMULATION BENEFIT RIDER FEE                                      MAXIMUM: 2.50%     CURRENT: 0.60%


(As a percentage of contract value charged annually. This deduction from the variable account contract value will occur on the 60th day after each contract anniversary and on the Benefit Date.)



WITHDRAWAL BENEFIT RIDER FEE                                        MAXIMUM: 2.50%     CURRENT: 0.60%



(As a percentage of contract value charged annually. This deduction from the variable account contract value will occur on the 60th day after each contract anniversary.)

ANNUAL VARIABLE ACCOUNT EXPENSES
(Total annual variable account expenses as a percentage of average daily subaccount value.)

MORTALITY AND EXPENSE RISK FEE:                                  RAVA ADVANTAGE PLUS     RAVA SELECT PLUS

FOR NONQUALIFIED ANNUITIES                                              0.95%                  1.20%

FOR QUALIFIED ANNUITIES                                                 0.75%                  1.00%

FOR BAND 3 ANNUITIES                                                    0.55%                  0.75%




8 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDED DEC. 31, 2009, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS(a) (Including management fee, distribution and/or service (12b-1) fees and other expenses)



                                                                        MINIMUM              MAXIMUM

Total expenses before fee waivers and/or expense reimbursements           0.50%                1.67%



(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an on-going basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor or investment adviser, transfer agent or their affiliates may pay us and/or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund or its affiliates make, please review the fund's prospectus and SAI.

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND UNDERLYING RAVA ADVANTAGE PLUS AND RAVA SELECT PLUS*
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                                                                 FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

AllianceBernstein VPS Global Thematic Growth Portfolio           0.75%      0.25%    0.25%           --%          1.25%
(Class B)
(previously AllianceBernstein VPS Global Technology
Portfolio (Class B))

AllianceBernstein VPS Growth and Income Portfolio (Class B)      0.55       0.25     0.08            --           0.88

AllianceBernstein VPS International Value Portfolio (Class       0.75       0.25     0.08            --           1.08
B)

American Century VP International, Class II                      1.26       0.25     0.01          0.01           1.53

American Century VP Mid Cap Value, Class II                      0.90       0.25     0.01            --           1.16

American Century VP Ultra(R), Class II                           0.90       0.25     0.01            --           1.16

American Century VP Value, Class II                              0.87       0.25       --            --           1.12

Calvert Variable Series, Inc. VP SRI Social Balanced             0.70         --     0.21            --           0.91
Portfolio

Columbia High Yield Fund, Variable Series, Class B               0.78       0.25     0.14            --           1.17(1)

Columbia Marsico Growth Fund, Variable Series, Class A           0.91         --     0.02            --           0.93(1)

Columbia Marsico International Opportunities Fund, Variable      1.02       0.25     0.17            --           1.44(1)
Series, Class B

Credit Suisse Trust - Commodity Return Strategy Portfolio        0.50       0.25     0.45            --           1.20(2)

Eaton Vance VT Floating-Rate Income Fund                         0.57       0.25     0.33            --           1.15

Evergreen VA International Equity Fund - Class 2                 0.43       0.25     0.22            --           0.90

Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2          0.56       0.25     0.11            --           0.92

Fidelity(R) VIP Growth & Income Portfolio Service Class 2        0.46       0.25     0.14            --           0.85

Fidelity(R) VIP Mid Cap Portfolio Service Class 2                0.56       0.25     0.12            --           0.93

Fidelity(R) VIP Overseas Portfolio Service Class 2               0.71       0.25     0.16            --           1.12

FTVIPT Franklin Global Real Estate Securities Fund - Class       0.80       0.25     0.31            --           1.36(3)
2

FTVIPT Franklin Small Cap Value Securities Fund - Class 2        0.52       0.25     0.18          0.03           0.98(4)

FTVIPT Mutual Shares Securities Fund - Class 2                   0.60       0.25     0.18            --           1.03

Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares      0.80         --     0.06            --           0.86

Goldman Sachs VIT Structured U.S. Equity                         0.64         --     0.08            --           0.72(5)
Fund - Institutional Shares

Invesco V.I. Capital Appreciation Fund, Series II Shares         0.62       0.25     0.29          0.01           1.17
(previously AIM V.I. Capital Appreciation Fund, Series II
Shares)

Invesco V.I. Capital Development Fund, Series II Shares          0.75       0.25     0.36          0.01           1.37(6)
(previously AIM V.I. Capital Development Fund, Series II
Shares)

Invesco V.I. Financial Services Fund, Series I Shares            0.75         --     0.53          0.01           1.29
(previously AIM V.I. Financial Services Fund, Series I
Shares)

Invesco V.I. Global Health Care Fund, Series II Shares           0.75       0.25     0.39          0.01           1.40
(previously AIM V.I. Global Health Care Fund, Series II
Shares)



RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
                                    VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  9

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND UNDERLYING RAVA ADVANTAGE PLUS AND RAVA SELECT PLUS* (CONTINUED)
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                                                                 FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

Invesco V.I. International Growth Fund, Series II Shares         0.71%      0.25%    0.33%         0.02%          1.31%
(previously AIM V.I. International Growth Fund, Series II
Shares)

Invesco V.I. Technology Fund, Series I Shares                    0.75         --     0.44          0.01           1.20
(previously AIM V.I. Technology Fund, Series I Shares)

Janus Aspen Series Janus Portfolio: Service Shares               0.64       0.25     0.03            --           0.92

Legg Mason ClearBridge Variable Small Cap Growth Portfolio,      0.75         --     0.17            --           0.92
Class I
(previously Legg Mason Partners Variable Small Cap Growth
Portfolio, Class I)

MFS(R) Investors Growth Stock Series - Service Class             0.75       0.25     0.11            --           1.11

MFS(R) New Discovery Series - Service Class                      0.90       0.25     0.13            --           1.28

MFS(R) Utilities Series - Service Class                          0.73       0.25     0.09            --           1.07

Neuberger Berman Advisers Management Trust International         1.15       0.25     0.26          0.01           1.67(7)
Portfolio (Class S)

Oppenheimer Global Securities Fund/VA, Service Shares            0.64       0.25     0.11            --           1.00

Oppenheimer Global Strategic Income Fund/VA, Service Shares      0.55       0.25     0.10          0.03           0.93(8)
(previously Oppenheimer Strategic Bond Fund/VA, Service
Shares)

Oppenheimer Main Street Small Cap Fund/VA, Service Shares        0.71       0.25     0.19            --           1.15(9)

PIMCO VIT All Asset Portfolio, Advisor Share Class               0.43       0.25       --          0.69           1.37

Putnam VT Global Health Care Fund - Class IB Shares              0.63       0.25     0.19          0.01           1.08(10)

Putnam VT International Equity Fund - Class IB Shares            0.70       0.25     0.20            --           1.15(11)

Putnam VT Vista Fund - Class IB Shares                           0.59       0.25     0.20          0.01           1.05(10)

RVST Disciplined Asset Allocation Portfolios - Aggressive          --       0.25     0.32          0.69           1.26(12)

RVST Disciplined Asset Allocation Portfolios - Conservative        --       0.25     0.21          0.63           1.09(12)

RVST Disciplined Asset Allocation Portfolios - Moderate            --       0.25     0.14          0.66           1.05(12)

RVST Disciplined Asset Allocation Portfolios - Moderately          --       0.25     0.17          0.67           1.09(12)
Aggressive

RVST Disciplined Asset Allocation Portfolios - Moderately          --       0.25     0.19          0.64           1.08(12)
Conservative

RVST RiverSource Variable Portfolio - Balanced Fund (Class       0.46       0.13     0.14            --           0.73
3)

RVST RiverSource Variable Portfolio - Cash Management Fund       0.33       0.13     0.18            --           0.64
(Class 3)

RVST RiverSource Variable Portfolio - Diversified Bond Fund      0.44       0.13     0.14            --           0.71
(Class 3)

RVST RiverSource Variable Portfolio - Diversified Equity         0.50       0.13     0.13            --           0.76
Income Fund (Class 3)

RVST RiverSource Variable Portfolio - Dynamic Equity Fund        0.44       0.13     0.14          0.01           0.72
(Class 3)

RVST RiverSource Variable Portfolio - Global Bond Fund           0.66       0.13     0.18            --           0.97(13)
(Class 3)

RVST RiverSource Variable Portfolio - Global Inflation           0.43       0.13     0.15            --           0.71(13)
Protected Securities Fund (Class 3)

RVST RiverSource Variable Portfolio - High Yield Bond Fund       0.59       0.13     0.14            --           0.86
(Class 3)

RVST RiverSource Variable Portfolio - Income Opportunities       0.60       0.13     0.15            --           0.88
Fund (Class 3)

RVST RiverSource Variable Portfolio - Mid Cap Growth Fund        0.80       0.13     0.14            --           1.07(13)
(Class 3)

RVST RiverSource Variable Portfolio - Mid Cap Value Fund         0.58       0.13     0.14            --           0.85
(Class 3)

RVST RiverSource Variable Portfolio - S&P 500 Index Fund         0.22       0.13     0.15            --           0.50(13)
(Class 3)

RVST RiverSource Variable Portfolio - Short Duration U.S.        0.48       0.13     0.15            --           0.76
Government Fund (Class 3)

RVST Seligman Variable Portfolio - Growth Fund (Class 3)         0.52       0.13     0.15            --           0.80

RVST Seligman Variable Portfolio - Larger-Cap Value Fund         0.61       0.13     0.50            --           1.24(13)
(Class 3)

RVST Seligman Variable Portfolio - Smaller-Cap Value Fund        0.80       0.13     0.16            --           1.09(13)
(Class 3)

RVST Threadneedle Variable Portfolio - Emerging Markets          1.08       0.13     0.21            --           1.42(13)
Fund (Class 3)

RVST Threadneedle Variable Portfolio - International             0.85       0.13     0.18            --           1.16
Opportunity Fund (Class 3)

RVST Variable Portfolio - Davis New York Venture Fund            0.68       0.13     0.13            --           0.94(13)
(Class 3)
(previously RVST RiverSource Partners Variable
Portfolio -- Fundamental Value Fund)

RVST Variable Portfolio - Goldman Sachs Mid Cap Value Fund       0.81       0.13     0.62            --           1.56(13)
(Class 3)
(previously RVST RiverSource Partners Variable
Portfolio -- Select Value Fund)

RVST Variable Portfolio - Partners Small Cap Value Fund          0.99       0.13     0.15          0.02           1.29(13)
(Class 3)
(previously RVST RiverSource Partners Variable
Portfolio -- Small Cap Value Fund)

RVST Variable Portfolio - Aggressive Portfolio (Class 2)           --       0.25     0.04          0.77           1.06(14)



10 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND UNDERLYING RAVA ADVANTAGE PLUS AND RAVA SELECT PLUS* (CONTINUED)
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                                                                 FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

RVST Variable Portfolio - Aggressive Portfolio (Class 4)           --%      0.25%    0.04%         0.77%          1.06%(14),(15)

RVST Variable Portfolio - Conservative Portfolio (Class 2)         --       0.25     0.04          0.62           0.91(14)

RVST Variable Portfolio - Conservative Portfolio (Class 4)         --       0.25     0.04          0.62           0.91(14),(15)

RVST Variable Portfolio - Moderate Portfolio (Class 2)             --       0.25     0.04          0.70           0.99(14)

RVST Variable Portfolio - Moderate Portfolio (Class 4)             --       0.25     0.04          0.70           0.99(14),(15)

RVST Variable Portfolio - Moderately Aggressive Portfolio          --       0.25     0.04          0.74           1.03(14)
(Class 2)

RVST Variable Portfolio - Moderately Aggressive Portfolio          --       0.25     0.04          0.74           1.03(14),(15)
(Class 4)

RVST Variable Portfolio - Moderately Conservative Portfolio        --       0.25     0.04          0.66           0.95(14)
(Class 2)

RVST Variable Portfolio - Moderately Conservative Portfolio        --       0.25     0.04          0.66           0.95(14),(15)
(Class 4)

Van Kampen Life Investment Trust Comstock Portfolio, Class       0.56       0.25     0.06            --           0.87
II Shares

Van Kampen's UIF Global Real Estate Portfolio, Class II          0.85       0.35     0.36          0.01           1.57
Shares

Van Kampen's UIF Mid Cap Growth Portfolio, Class II Shares       0.75       0.35     0.31          0.01           1.42

Wanger International                                             0.85         --     0.20            --           1.05

Wanger USA                                                       0.86         --     0.12            --           0.98

Wells Fargo Advantage VT Opportunity Fund                        0.75       0.25     0.32          0.02           1.34(16)

Wells Fargo Advantage VT Small Cap Growth Fund                   0.75       0.25     0.26          0.01           1.27(16)





   * The Funds provided the information on their expenses and we have not independently verified the information.


  ** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


 (1) The Advisor has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.60% for Columbia High Yield Fund, Variable Series, Class B, 1.05% for Columbia Marsico Growth Fund, Variable Series, Class A and 1.20% for Columbia Marsico International Opportunities Fund, Variable Series, Class B, of the Fund's average daily net assets on an annualized basis. These arrangements may be modified or terminated by the Advisor at any time.


 (2) Credit Suisse fee waivers and expense reimbursements are voluntary and may be discontinued at any time. After fee waivers and expense reimbursements, net expenses would be 0.95%.


 (3) The investment manager and administrator have contractually agreed to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund is phased in over a five year period, starting on May 1, 2007, with there being no increase in the rate of such fees for the first year ending April 30, 2008. For each of four years thereafter through April 30, 2012, the investment manager and administrator will receive one-fifth of the increase in the rate of fees. After fee reductions net expenses would be 1.15%.


 (4) The manager and administrator have agreed in advance to reduce their fees as a result of the Fund's investment in a Franklin Templeton money market fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon. After fee reductions net expenses would be 0.96%.


 (5) The Investment Adviser has voluntarily agreed to reduce or limit other expenses (subject to certain exclusions) equal on an annualized basis to 0.004% of the Fund's average daily net assets. Prior to July 1, 2009, this fee as a percentage of average daily net assets was 0.044% of the Fund. The expense reductions may be modified or terminated at any time at the option of the Investment Adviser without shareholder approval.


 (6) The Advisor has contractually agreed, through at least April 30, 2011, to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund does not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. After fee waivers and expense reimbursements net expenses would be 1.36%. The Board of Trustees or Invesco Advisers, Inc. may mutually agree to terminate the fee waiver agreement at any time.


 (7) Neuberger Berman Management LLC ("NBM") has undertaken through Dec. 31, 2013, to waive fees and/or reimburse certain operating expenses, including the compensation of NBM and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 2.00% of the average daily net asset value. NBM has also voluntarily committed to reimburse certain expenses for an additional 0.50% per annum of the Portfolio's average daily net assets to maintain the Portfolio's operating expenses at 1.50%. The expense limitation arrangement for the Portfolio is contractual and any excess expenses can be repaid to NBM within three years of the year incurred, provided such recoupment would not cause the Portfolio to exceed its respective limitation. After fee waiver and expense reimbursements net expenses would be 1.52%.


 (8) The Manager will voluntarily waive and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund, Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC.


 (9) The Manager has voluntarily undertaken to limit the Fund's total annual operating expenses so that the expenses, as percentages of daily net assets will not exceed the annual rate of 1.05%. This voluntary undertaking may be amended or withdrawn at any time.


(10) The fees reflect projected expenses under a new management contract effective Jan. 1, 2010, changes in the fund's investor servicing contract and a new expense arrangement, which gives effect to changes in the allocation of certain expenses among the Putnam funds.


(11) The fees reflect projected expenses under a new management contract effective Jan. 1, 2010 and changes in the fund's investor servicing contract.


(12) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses of the Fund until April 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net Fund expenses (excluding fees and expenses of acquired funds) will not exceed 0.41% for each of the RVST Disciplined Asset Allocation Portfolios.



RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
                                   VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  11

(13) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until April 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any), before giving effect to any performance incentive adjustment, will not exceed 0.97% for RVST RiverSource Variable Portfolio - Global Bond Fund (Class 3), 0.76% for RVST RiverSource Variable Portfolio - Global Inflation Protected Securities Fund (Class 3), 1.08% for RVST RiverSource Variable Portfolio - Mid Cap Growth Fund (Class 3), 0.53% for RVST RiverSource Variable Portfolio - S&P 500 Index Fund (Class 3), 1.05% for RVST Seligman Variable Portfolio - Larger-Cap Value Fund (Class 3), 1.15% for RVST Seligman Variable Portfolio - Smaller-Cap Value Fund (Class 3), 1.53% for RVST Threadneedle Variable Portfolio - Emerging Markets Fund (Class 3), 0.99% for RVST Variable Portfolio - Davis New York Venture Fund (Class 3), 1.20% for RVST Variable Portfolio - Goldman Sachs Mid Cap Value Fund (Class
     3) and 1.20% for RVST Variable Portfolio - Partners Small Cap Value Fund (Class 3).


(14) Other expenses and acquired fund fees and expenses are based on estimated amounts for the current fiscal year. RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses for Class 2 and Class 4 shares of the Fund until April 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net Fund expenses (excluding acquired fund fees and expenses) will not exceed 0.32% for each of the Class 2 and Class 4 shares of the Fund's.


(15) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses for Class 4 shares of the Fund until April 30, 2012, unless sooner terminated at the sole discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net Fund expenses (including acquired fund fees and expenses) will not exceed 0.99% for RVST Variable
     Portfolio - Aggressive Portfolio (Class 4), 0.86% for RVST Variable Portfolio - Conservative Portfolio (Class 4), 0.94% for RVST Variable Portfolio - Moderate Portfolio (Class 4), 0.98% RVST Variable
     Portfolio - Moderately Aggressive Portfolio (Class 4) and 0.90% for RVST Variable Portfolio - Moderately Conservative Portfolio (Class 4).


(16) Expenses have been adjusted from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses. The adviser has contractually agreed through April 30, 2011 to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, including the underlying master portfolio's fees and expenses and excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed: 1.09% for Wells Fargo Advantage VT Opportunity Fund and 1.21% for Wells Fargo Advantage VT Small Cap Growth Fund. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.



12 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.


THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you select the optional MAV, Withdrawal Benefit or Accumulation Benefit(1),(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                            IF YOU SURRENDER YOUR CONTRACT                 OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
NONQUALIFIED          AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
ANNUITY              1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

RAVA ADVANTAGE
PLUS

With a ten-year
surrender charge
schedule             $1,410      $2,612      $3,698      $6,110           $610       $1,812      $2,998      $5,910

RAVA ADVANTAGE
PLUS

With a seven-year
surrender charge
schedule              1,310       2,512       3,498       5,910            610        1,812       2,998       5,910

RAVA SELECT PLUS      1,335       2,583       3,114       6,117            635        1,883       3,114       6,117





                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                            IF YOU SURRENDER YOUR CONTRACT                 OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                      AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
QUALIFIED ANNUITY    1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

RAVA ADVANTAGE
PLUS

With a ten-year
surrender charge
schedule             $1,390      $2,556      $3,607      $5,942           $590       $1,756      $2,907      $5,742

RAVA ADVANTAGE
PLUS

With a seven-year
surrender charge
schedule              1,290       2,456       3,407       5,742            590        1,756       2,907       5,742

RAVA SELECT PLUS      1,315       2,526       3,022       5,952            615        1,826       3,022       5,952





                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                            IF YOU SURRENDER YOUR CONTRACT                 OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                      AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
BAND 3 ANNUITY       1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

RAVA ADVANTAGE
PLUS - BAND 3

With a ten-year
surrender charge
schedule             $1,370      $2,500      $3,516      $5,772           $570       $1,700      $2,816      $5,572

RAVA ADVANTAGE
PLUS - BAND 3

With a seven-year
surrender charge
schedule              1,270       2,400       3,316       5,572            570        1,700       2,816       5,572

RAVA SELECT
PLUS - BAND 3         1,290       2,456       2,907       5,742            590        1,756       2,907       5,742





RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
                                   VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  13

MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds(3). They assume that you do not select any optional benefits. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                            IF YOU SURRENDER YOUR CONTRACT                 OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
NONQUALIFIED          AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
ANNUITY              1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

RAVA ADVANTAGE
PLUS

With a ten-year
surrender charge
schedule              $979       $1,350      $1,643      $2,223           $179        $550       $  943      $2,023

RAVA ADVANTAGE
PLUS

With a seven-year
surrender charge
schedule               879        1,250       1,443       2,023            179         550          943       2,023

RAVA SELECT PLUS       904        1,328       1,074       2,296            204         628        1,074       2,296






                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                            IF YOU SURRENDER YOUR CONTRACT                 OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                      AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
QUALIFIED ANNUITY    1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

RAVA ADVANTAGE
PLUS

With a ten-year
surrender charge
schedule              $958       $1,288      $1,536      $1,999           $158        $488        $836       $1,799

RAVA ADVANTAGE
PLUS

With a seven-year
surrender charge
schedule               858        1,188       1,336       1,799            158         488         836        1,799

RAVA SELECT PLUS       884        1,266         969       2,078            184         566         969        2,078






                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                            IF YOU SURRENDER YOUR CONTRACT                 OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                      AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
BAND 3 ANNUITY       1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

RAVA ADVANTAGE
PLUS - BAND 3

With a ten-year
surrender charge
schedule              $938       $1,225      $1,429      $1,771           $138        $425        $729       $1,571

RAVA ADVANTAGE
PLUS - BAND 3

With a seven-year
surrender charge
schedule               838        1,125       1,229       1,571            138         425         729        1,571

RAVA SELECT
PLUS - BAND 3          858        1,188         836       1,799            158         488         836        1,799




(1) In these examples the contract administrative charge is $50.

(2) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.

(3) In these examples the contract administrative charge is $30.



14 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION



You can find unaudited condensed financial information for the subaccounts in Appendix C.

FINANCIAL STATEMENTS


You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new and have no activity as of the financial statements date.


THE VARIABLE ACCOUNT AND THE FUNDS

THE VARIABLE ACCOUNT: The variable account was established under New York law on April 17, 1996, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life of NY.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS: The contracts currently offer subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund name and management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a

RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
                                   VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  15
  redemption request. These losses can be greater if the fund holds securities that are not as liquid as others; for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see "Making the Most of Your Contract -- Portfolio Navigator Program") or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.


- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue, including but not limited to expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue including expense payments and non-cash compensation. The amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Portfolio funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. RiverSource Variable Series Trust funds include the RiverSource Variable Portfolio funds, Variable Portfolio funds, Seligman Variable Portfolio funds, Threadneedle Variable Portfolio funds, Disciplined Asset Allocation Portfolio funds and Variable Portfolio funds of funds. In addition, on Sept. 29, 2009, Ameriprise Financial, Inc. entered into an agreement with Bank of America Corporation to buy a portion of the asset management business of Columbia Management Group, LLC, including Columbia Management Advisors, LLC and Columbia Wanger Asset Management, LLC (the "Transaction"). The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the second quarter of 2010. Certain separate accounts invest in funds sponsored by Columbia Management Advisors, LLC and Columbia Wanger Asset Management, LLC. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Series Trust funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Series Trust funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in the prior calendar year.


  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating financial advisors who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their financial advisors, and granting access to financial advisors of our affiliated selling firms.

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and financial advisors.


16 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

  - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.


RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
                                   VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  17

UNLESS THE PN PROGRAM IS IN EFFECT, YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:




----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
AllianceBernstein  Seeks long-term growth of capital.           AllianceBernstein L.P.
VPS Global
Thematic Growth
Portfolio (Class
B) (previously
AllianceBernstein
VPS Global
Technology
Portfolio (Class
B))
----------------------------------------------------------------------------------------

AllianceBernstein  Seeks long-term growth of capital.           AllianceBernstein L.P.
VPS Growth and
Income Portfolio
(Class B)
----------------------------------------------------------------------------------------

AllianceBernstein  Seeks long-term growth of capital.           AllianceBernstein L.P.
VPS International
Value Portfolio
(Class B)
----------------------------------------------------------------------------------------

American Century   Seeks capital growth.                        American Century Global
VP International,                                               Investment Management,
Class II                                                        Inc.
----------------------------------------------------------------------------------------

American Century   Seeks long-term capital growth. Income is a  American Century
VP Mid Cap Value,  secondary objective.                         Investment Management,
Class II                                                        Inc.
----------------------------------------------------------------------------------------

American Century   Seeks long-term capital growth.              American Century
VP Ultra(R),                                                    Investment Management,
Class II                                                        Inc.
----------------------------------------------------------------------------------------

American Century   Seeks long-term capital growth. Income is a  American Century
VP Value, Class    secondary objective.                         Investment Management,
II                                                              Inc.
----------------------------------------------------------------------------------------

Calvert Variable   Seeks competitive total return through       Calvert Asset Management
Series, Inc. VP    actively managed portfolio of stocks, bonds  Company, Inc., adviser.
SRI Social         and money market instruments which offer     New Amsterdam Partners,
Balanced           income and capital growth opportunity and    LLP, subadviser on
Portfolio          which satisfy Portfolio's investment and     equity portion; no
                   social criteria.                             subadviser on fixed-
                                                                income portion.
----------------------------------------------------------------------------------------

Columbia High      Seeks total return, consisting of a high     Columbia Management
Yield Fund,        level of income and capital appreciation.    Investment Advisers,
Variable Series,                                                LLC, advisor; MacKay
Class B                                                         Shields LLC, subadviser.
----------------------------------------------------------------------------------------

Columbia Marsico   Seeks long-term growth of capital.           Columbia Management
Growth Fund,                                                    Investment Advisers,
Variable Series,                                                LLC, adviser; Marsico
Class A                                                         Capital Management, LLC,
                                                                sub-adviser.
----------------------------------------------------------------------------------------

Columbia Marsico   Seeks long-term growth of capital.           Columbia Management
International                                                   Investment Advisers,
Opportunities                                                   LLC, adviser; Marsico
Fund, Variable                                                  Capital Management, LLC,
Series, Class B                                                 sub-adviser.
----------------------------------------------------------------------------------------

Credit Suisse      Seeks total return.                          Credit Suisse Asset
Trust - Commodity                                               Management, LLC
Return Strategy
Portfolio
----------------------------------------------------------------------------------------

Eaton Vance VT     Seeks high level of current income.          Eaton Vance Management
Floating-Rate
Income Fund
----------------------------------------------------------------------------------------

Evergreen VA       Seeks long-term capital growth and           Evergreen Investment
International      secondarily, modest income.                  Management Company, LLC
Equity
Fund - Class 2
----------------------------------------------------------------------------------------




18 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Fidelity(R) VIP    Seeks long-term capital appreciation.        Fidelity Management &
Contrafund(R)      Normally invests primarily in common         Research Company (FMR),
Portfolio Service  stocks. Invests in securities of companies   investment manager; FMR
Class 2            whose value it believes is not fully         U.K. and FMR Far East,
                   recognized by the public. Invests in either  sub-advisers.
                   "growth" stocks or "value" stocks or both.
                   The fund invests in domestic and foreign
                   issuers.
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks high total return through a            FMR, investment manager;
Growth & Income    combination of current income and capital    FMR U.K., FMR Far East,
Portfolio Service  appreciation. Normally invests a majority    sub-advisers.
Class 2            of assets in common stocks with a focus on
                   those that pay current dividends and show
                   potential for capital appreciation. Invests
                   in domestic and foreign issuers. The Fund
                   invests in either "growth" stocks or
                   "value" stocks or both.
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks long-term growth of capital. Normally  FMR, investment manager;
Mid Cap Portfolio  invests primarily in common stocks.          FMR U.K., FMR Far East,
Service Class 2    Normally invests at least 80% of assets in   sub-advisers.
                   securities of companies with medium market
                   capitalizations. May invest in companies
                   with smaller or larger market
                   capitalizations. Invests in domestic and
                   foreign issuers. The Fund invests in either
                   "growth" or "value" common stocks or both.
----------------------------------------------------------------------------------------

Fidelity(R) VIP    Seeks long-term growth of capital. Normally  FMR, investment manager;
Overseas           invests primarily in common stocks           FMR U.K., FMR Far East,
Portfolio Service  allocating investments across different      Fidelity International
Class 2            countries and regions. Normally invests at   Investment Advisors
                   least 80% of assets in non-U.S. securities.  (FIIA) and FIIA U.K., sub-advisers.
----------------------------------------------------------------------------------------

FTVIPT Franklin    Seeks high total return.                     Franklin Templeton
Global Real                                                     Institutional, LLC
Estate Securities
Fund - Class 2
----------------------------------------------------------------------------------------

FTVIPT Franklin    Seeks long-term total return.                Franklin Advisory
Small Cap Value                                                 Services, LLC
Securities
Fund - Class 2
----------------------------------------------------------------------------------------

FTVIPT Mutual      Seeks capital appreciation, with income as   Franklin Mutual
Shares Securities  a secondary goal.                            Advisers, LLC
Fund - Class 2
----------------------------------------------------------------------------------------

Goldman Sachs VIT  Seeks long-term capital appreciation.        Goldman Sachs Asset
Mid Cap Value                                                   Management, L.P.
Fund -
Institutional
Shares
----------------------------------------------------------------------------------------

Goldman Sachs VIT  Seeks long-term growth of capital and        Goldman Sachs Asset
Structured U.S.    dividend income.                             Management, L.P.
Equity
Fund -
Institutional
Shares
----------------------------------------------------------------------------------------

Invesco V.I.       Seeks growth of capital.                     Invesco Advisers, Inc.
Capital
Appreciation
Fund, Series II
Shares
(previously AIM
V.I. Capital
Appreciation
Fund, Series II
Shares)
----------------------------------------------------------------------------------------




RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
                                   VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  19

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Invesco V.I.       Seeks long-term growth of capital.           Invesco Advisers, Inc.
Capital
Development Fund,
Series II Shares
(previously AIM
V.I. Capital
Development Fund,
Series II Shares)
----------------------------------------------------------------------------------------

Invesco V.I.       Seeks capital growth.                        Invesco Advisers, Inc.
Financial
Services Fund,
Series I Shares
(previously AIM
V.I. Financial
Services Fund,
Series I Shares)
----------------------------------------------------------------------------------------

Invesco V.I.       Seeks capital growth.                        Invesco Advisers, Inc.
Global Health
Care Fund, Series
II Shares
(previously AIM
V.I. Global
Health Care Fund,
Series II Shares)
----------------------------------------------------------------------------------------

Invesco V.I.       Seeks long-term growth of capital.           Invesco Advisers, Inc.
International
Growth Fund,
Series II Shares
(previously AIM
V.I.
International
Growth Fund,
Series II Shares)
----------------------------------------------------------------------------------------

Invesco V.I.       Seeks capital growth.                        Invesco Advisers, Inc.
Technology Fund,
Series I Shares
(previously AIM
V.I. Technology
Fund, Series I
Shares)
----------------------------------------------------------------------------------------

Janus Aspen        Seeks long-term growth of capital in a       Janus Capital Management
Series Janus       manner consistent with the preservation of   LLC
Portfolio:         capital.
Service Shares
----------------------------------------------------------------------------------------

Legg Mason         Seeks long-term growth of capital.           Legg Mason Partners Fund
ClearBridge                                                     Advisor, LLC, adviser;
Variable Small                                                  ClearBridge Advisors,
Cap Growth                                                      LLC, sub-adviser.
Portfolio, Class
I (previously
Legg Mason
Partners Variable
Small Cap Growth
Portfolio, Class
I)
----------------------------------------------------------------------------------------

MFS(R) Investors   Seeks capital appreciation.                  MFS Investment
Growth Stock                                                    Management(R)
Series - Service
Class
----------------------------------------------------------------------------------------

MFS(R) New         Seeks capital appreciation.                  MFS Investment
Discovery                                                       Management(R)
Series - Service
Class
----------------------------------------------------------------------------------------

MFS(R) Utilities   Seeks total return.                          MFS Investment
Series - Service                                                Management(R)
Class
----------------------------------------------------------------------------------------

Neuberger Berman   Seeks long-term growth of capital by         Neuberger Berman
Advisers           investing primarily in common stocks of      Management LLC
Management Trust   foreign companies.
International
Portfolio (Class
S)
----------------------------------------------------------------------------------------

Oppenheimer        Seeks long-term capital appreciation.        OppenheimerFunds, Inc.
Global Securities
Fund/VA, Service
Shares
----------------------------------------------------------------------------------------




20 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Oppenheimer        Seeks high level of current income           OppenheimerFunds, Inc.
Global Strategic   principally derived from interest on debt
Income Fund/VA,    securities.
Service Shares
(previously
Oppenheimer
Strategic Bond
Fund/VA, Service
Shares)
----------------------------------------------------------------------------------------

Oppenheimer Main   Seeks capital appreciation.                  OppenheimerFunds, Inc.
Street Small Cap
Fund/VA, Service
Shares
----------------------------------------------------------------------------------------

PIMCO VIT All      Seeks maximum real return consistent with    Pacific Investment
Asset Portfolio,   preservation of real capital and prudent     Management Company LLC
Advisor Share      investment management.
Class
----------------------------------------------------------------------------------------

Putnam VT Global   Seeks capital appreciation.                  Putnam Investment
Health Care                                                     Management, LLC
Fund - Class IB
Shares
----------------------------------------------------------------------------------------

Putnam VT          Seeks capital appreciation.                  Putnam Investment
International                                                   Management, LLC
Equity
Fund - Class IB
Shares
----------------------------------------------------------------------------------------

Putnam VT Vista    Seeks capital appreciation.                  Putnam Investment
Fund - Class IB                                                 Management, LLC
Shares
----------------------------------------------------------------------------------------

RVST Disciplined   Seeks high level of total return that is     RiverSource Investments,
Asset Allocation   consistent with an aggressive level of       LLC
Portfolios -       risk. This is a "fund of funds" and seeks
Aggressive         to achieve its objective by investing in a
                   combination of underlying funds for which
                   RiverSource Investments acts as investment
                   manager or an affiliate acts as principal
                   underwriter. By investing in several
                   underlying funds, the Fund seeks to
                   minimize the risks inherent in investing in
                   a single fund.
----------------------------------------------------------------------------------------

RVST Disciplined   Seeks high level of total return that is     RiverSource Investments,
Asset Allocation   consistent with a conservative level of      LLC
Portfolios -       risk. This is a "fund of funds" and seeks
Conservative       to achieve its objective by investing in a
                   combination of underlying funds for which
                   RiverSource Investments acts as investment
                   manager or an affiliate acts as principal
                   underwriter. By investing in several
                   underlying funds, the Fund seeks to
                   minimize the risks inherent in investing in
                   a single fund.
----------------------------------------------------------------------------------------

RVST Disciplined   Seeks high level of total return that is     RiverSource Investments,
Asset Allocation   consistent with a moderate level of risk.    LLC
Portfolios -       This is a "fund of funds" and seeks to
Moderate           achieve its objective by investing in a
                   combination of underlying funds for which
                   RiverSource Investments acts as investment
                   manager or an affiliate acts as principal
                   underwriter. By investing in several
                   underlying funds, the Fund seeks to
                   minimize the risks inherent in investing in
                   a single fund.
----------------------------------------------------------------------------------------




RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
                                   VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  21

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
RVST Disciplined   Seeks high level of total return that is     RiverSource Investments,
Asset Allocation   consistent with a moderate aggressive level  LLC
Portfolios -       of risk. This is a "fund of funds" and
Moderately         seeks to achieve its objective by investing
Aggressive         in a combination of underlying funds for
                   which RiverSource Investments acts as
                   investment manager or an affiliate acts as
                   principal underwriter. By investing in
                   several underlying funds, the Fund seeks to
                   minimize the risks inherent in investing in
                   a single fund.
----------------------------------------------------------------------------------------

RVST Disciplined   Seeks high level of total return that is     RiverSource Investments,
Asset Allocation   consistent with a moderate conservative      LLC
Portfolios -       level of risk. This is a "fund of funds"
Moderately         and seeks to achieve its objective by
Conservative       investing in a combination of underlying
                   funds for which RiverSource Investments
                   acts as investment manager or an affiliate
                   acts as principal underwriter. By investing
                   in several underlying funds, the Fund seeks
                   to minimize the risks inherent in investing
                   in a single fund.
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks maximum total investment return        RiverSource Investments,
Variable           through a combination of capital growth and  LLC
Portfolio -        current income.
Balanced Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks maximum current income consistent      RiverSource Investments,
Variable           with liquidity and stability of principal.   LLC
Portfolio - Cash
Management Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks high level of current income while     RiverSource Investments,
Variable           attempting to conserve the value of the      LLC
Portfolio -        investment for the longest period of time.
Diversified Bond
Fund (Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks high level of current income and, as   RiverSource Investments,
Variable           a secondary goal, steady growth of capital.  LLC
Portfolio -
Diversified Equity
Income Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks capital appreciation.                  RiverSource Investments,
Variable                                                        LLC
Portfolio -
Dynamic Equity
Fund (Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Non-diversified fund that seeks high total   RiverSource Investments,
Variable           return through income and growth of          LLC
Portfolio -        capital.
Global Bond Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Non-diversified fund that seeks total        RiverSource Investments,
Variable           return that exceeds the rate of inflation    LLC
Portfolio -        over the long-term.
Global Inflation
Protected
Securities Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks high current income, with capital      RiverSource Investments,
Variable           growth as a secondary objective.             LLC
Portfolio - High
Yield Bond Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks high total return through current      RiverSource Investments,
Variable           income and capital appreciation.             LLC
Portfolio -
Income
Opportunities
Fund (Class 3)
----------------------------------------------------------------------------------------




22 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
RVST RiverSource   Seeks growth of capital.                     RiverSource Investments,
Variable                                                        LLC
Portfolio - Mid
Cap Growth Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks long-term growth of capital.           RiverSource Investments,
Variable                                                        LLC
Portfolio - Mid
Cap Value Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks long-term capital appreciation.        RiverSource Investments,
Variable                                                        LLC
Portfolio - S&P
500 Index Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST RiverSource   Seeks high level of current income and       RiverSource Investments,
Variable           safety of principal consistent with          LLC
Portfolio - Short  investment in U.S. government and
Duration U.S.      government agency securities.
Government Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST Seligman      Seeks long-term capital growth.              RiverSource Investments,
Variable                                                        LLC
Portfolio -
Growth Fund
(Class 3)
----------------------------------------------------------------------------------------

RVST Seligman      Seeks long-term growth of capital.           RiverSource Investments,
Variable                                                        LLC
Portfolio -
Larger-Cap Value
Fund (Class 3)
----------------------------------------------------------------------------------------

RVST Seligman      Seeks long-term capital growth.              RiverSource Investments,
Variable                                                        LLC, adviser; Kenwood
Portfolio -                                                     Capital Management LLC,
Smaller-Cap Value                                               sub-adviser.
Fund (Class 3)
----------------------------------------------------------------------------------------

RVST Threadneedle  Seeks long-term capital growth.              RiverSource Investments,
Variable                                                        LLC, adviser;
Portfolio -                                                     Threadneedle
Emerging Markets                                                International Limited,
Fund (Class 3)                                                  an indirect wholly-owned
                                                                subsidiary of Ameriprise
                                                                Financial, sub-adviser.
----------------------------------------------------------------------------------------

RVST Threadneedle  Seeks capital appreciation                   RiverSource Investments,
Variable                                                        LLC, adviser;
Portfolio -                                                     Threadneedle
International                                                   International Limited,
Opportunity Fund                                                an indirect wholly-owned
(Class 3)                                                       subsidiary of Ameriprise
                                                                Financial, sub-adviser.
----------------------------------------------------------------------------------------

RVST Variable      Seeks long-term capital growth.              RiverSource Investments,
Portfolio - Davis                                               LLC, adviser; Davis
New York Venture                                                Selected Advisers, L.P.,
Fund (Class 3)                                                  subadviser.
(previously RVST
RiverSource
Partners Variable
Portfolio -
Fundamental Value
Fund)
----------------------------------------------------------------------------------------

RVST Variable      Seeks long-term growth of capital.           RiverSource Investments,
Portfolio -                                                     LLC, adviser; Systematic
Goldman Sachs Mid                                               Financial Management,
Cap Value Fund                                                  L.P. and WEDGE Capital
(Class 3)                                                       Management L.L.P., sub-
(previously RVST                                                advisers.
RiverSource
Partners Variable
Portfolio -
Select Value Fund)
----------------------------------------------------------------------------------------




RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
                                   VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  23

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
RVST Variable      Seeks long-term capital appreciation.        RiverSource Investments,
Portfolio -                                                     LLC, adviser; Barrow,
Partners Small Cap                                              Hanley, Mewhinney &
Value Fund (Class                                               Strauss, Inc., Denver
3) (previously                                                  Investment Advisors LLC,
RVST RiverSource                                                Donald Smith & Co.,
Partners Variable                                               Inc., River Road Asset
Portfolio - Small                                               Management, LLC and
Cap Value Fund)                                                 Turner Investment
                                                                Partners, Inc.,
                                                                subadvisers.
----------------------------------------------------------------------------------------

RVST Variable      Seeks high level of total return that is     RiverSource Investments,
Portfolio -        consistent with an aggressive level of       LLC
Aggressive         risk. This is a "fund of funds" and seeks
Portfolio (Class   to achieve its objective by investing in a
2)                 combination of underlying funds. The fund
                   invests primarily in underlying funds that
                   invest in equity securities and also
                   invests a small amount in underlying funds
                   that invest in fixed income securities.
----------------------------------------------------------------------------------------

RVST Variable      Seeks high level of total return that is     RiverSource Investments,
Portfolio -        consistent with an aggressive level of       LLC
Aggressive         risk. This is a "fund of funds" and seeks
Portfolio (Class   to achieve its objective by investing in a
4)                 combination of underlying funds. The fund
                   invests primarily in underlying funds that
                   invest in equity securities and also
                   invests a small amount in underlying funds
                   that invest in fixed income securities.
----------------------------------------------------------------------------------------

RVST Variable      Seeks high level of total return that is     RiverSource Investments,
Portfolio -        consistent with a conservative level of      LLC
Conservative       risk. This is a "fund of funds" and seeks
Portfolio (Class   to achieve its objective by investing in a
2)                 combination of underlying funds. The fund
                   invests primarily in underlying funds that
                   invest in fixed income securities.
----------------------------------------------------------------------------------------

RVST Variable      Seeks high level of total return that is     RiverSource Investments,
Portfolio -        consistent with a conservative level of      LLC
Conservative       risk. This is a "fund of funds" and seeks
Portfolio (Class   to achieve its objective by investing in a
4)                 combination of underlying funds. The fund
                   invests primarily in underlying funds that
                   invest in fixed income securities.
----------------------------------------------------------------------------------------

RVST Variable      Seeks high level of total return that is     RiverSource Investments,
Portfolio -        consistent with a moderate level of risk.    LLC
Moderate           This is a "fund of funds" and seeks to
Portfolio (Class   achieve its objective by investing in a
2)                 combination of underlying funds. The fund
                   invests primarily in a balance of
                   underlying funds that invest in fixed
                   income securities and underlying funds that
                   invest in equity securities.
----------------------------------------------------------------------------------------

RVST Variable      Seeks high level of total return that is     RiverSource Investments,
Portfolio -        consistent with a moderate level of risk.    LLC
Moderate           This is a "fund of funds" and seeks to
Portfolio (Class   achieve its objective by investing in a
4)                 combination of underlying funds. The fund
                   invests primarily in a balance of
                   underlying funds that invest in fixed
                   income securities and underlying funds that
                   invest in equity securities.
----------------------------------------------------------------------------------------




24 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
RVST Variable      Seeks high level of total return that is     RiverSource Investments,
Portfolio -        consistent with a moderately aggressive      LLC
Moderately         level of risk. This is a "fund of funds"
Aggressive         and seeks to achieve its objective by
Portfolio (Class   investing in a combination of underlying
2)                 funds. The fund invests primarily in
                   underlying funds that invest in equity
                   securities and also invests a moderate
                   amount in underlying funds that invest in
                   fixed income securities.
----------------------------------------------------------------------------------------

RVST Variable      Seeks high level of total return that is     RiverSource Investments,
Portfolio -        consistent with a moderately aggressive      LLC
Moderately         level of risk. This is a "fund of funds"
Aggressive         and seeks to achieve its objective by
Portfolio (Class   investing in a combination of underlying
4)                 funds. The fund invests primarily in
                   underlying funds that invest in equity
                   securities and also invests a moderate
                   amount in underlying funds that invest in
                   fixed income securities.
----------------------------------------------------------------------------------------

RVST Variable      Seeks high level of total return that is     RiverSource Investments,
Portfolio -        consistent with a moderately conservative    LLC
Moderately         level of risk. This is a "fund of funds"
Conservative       and seeks to achieve its objective by
Portfolio (Class   investing in a combination of underlying
2)                 funds. The fund invests primarily in
                   underlying funds that invest in fixed
                   income securities and also invests a
                   moderate amount in underlying funds that
                   invest in equity securities.
----------------------------------------------------------------------------------------

RVST Variable      Seeks high level of total return that is     RiverSource Investments,
Portfolio -        consistent with a moderately conservative    LLC
Moderately         level of risk. This is a "fund of funds"
Conservative       and seeks to achieve its objective by
Portfolio (Class   investing in a combination of underlying
4)                 funds. The fund invests primarily in
                   underlying funds that invest in fixed
                   income securities and also invests a
                   moderate amount in underlying funds that
                   invest in equity securities.
----------------------------------------------------------------------------------------

Van Kampen Life    Seeks capital growth and income through      Van Kampen Asset
Investment Trust   investments in equity securities, including  Management
Comstock           common stocks, preferred stocks and
Portfolio, Class   securities convertible into common and
II Shares          preferred stocks.
----------------------------------------------------------------------------------------

Van Kampen's UIF   Seeks current income and capital             Morgan Stanley
Global Real        appreciation.                                Investment Management
Estate Portfolio,                                               Inc., doing business as
Class II Shares                                                 Van Kampen, adviser;
                                                                Morgan Stanley
                                                                Investment Management
                                                                Limited and Morgan
                                                                Stanley Investment
                                                                Management Company, sub-
                                                                advisers.
----------------------------------------------------------------------------------------

Van Kampen's UIF   Seeks long-term capital growth.              Morgan Stanley
Mid Cap Growth                                                  Investment Management
Portfolio, Class                                                Inc., doing business as
II Shares                                                       Van Kampen.
----------------------------------------------------------------------------------------

Wanger             Seeks long-term growth of capital.           Columbia Wanger Asset
International                                                   Management, L.P.
----------------------------------------------------------------------------------------

Wanger USA         Seeks long-term capital appreciation.        Columbia Wanger Asset
                                                                Management, L.P.
----------------------------------------------------------------------------------------

Wells Fargo        Seeks long-term total return, consisting of  Wells Fargo Funds
Advantage VT       capital appreciation and current income.     Management, LLC,
Opportunity Fund                                                adviser; Wells Capital
                                                                Management Incorporated,
                                                                sub-adviser.

----------------------------------------------------------------------------------------



RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
                                   VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  25

----------------------------------------------------------------------------------------
INVESTING IN       INVESTMENT OBJECTIVE AND POLICIES            INVESTMENT ADVISER
----------------------------------------------------------------------------------------
Wells Fargo        Seeks long-term total return, consisting of  Wells Fargo Funds
Advantage VT       capital appreciation and current income.     Management, LLC,
Small Cap Growth                                                adviser; Wells Capital
Fund                                                            Management Incorporated,
                                                                sub-adviser.
----------------------------------------------------------------------------------------



THE FIXED ACCOUNT


Unless the PN program is in effect, you also may allocate purchase payments and purchase payment credits or transfer contract value to the fixed account. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of the company's general account. The value of the fixed account increases as we credit interest to the account. Purchase payments and transfers to the fixed account become part of our general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. We credit and compound interest daily based on a 365-day year so as to produce the annual effective rate which we declare. We do not credit interest on leap days (Feb. 29). The interest rate we apply to each purchase payment or transfer to the fixed account is guaranteed for one year. Thereafter, we will change rates from time to time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life of NY annuities, product design, competition, and the RiverSource Life of NY's revenues and expenses. We reserve the right to limit purchase payment allocations to the fixed account if the interest rate we are then currently crediting to the fixed account is equal to the minimum interest rate stated in the contract.


Interests in the fixed account are not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account. Disclosures regarding the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. (See "Making the Most of Your Contract -- Transfer Policies" for restrictions on transfers involving the fixed account.)

THE SPECIAL DCA ACCOUNT

You also may allocate purchase payments and purchase payment credits to the Special DCA account, when available. The Special DCA account is available for promotional purposes for new purchase payments only and may not be available at all times. We back the principal and interest guarantees relating to the Special DCA account. These guarantees are based on the continued claims-paying ability of the company. The value of the Special DCA account increases as we credit interest to the account. Purchase payments to the Special DCA account become part of our general account. We credit and compound interest daily based on a 365-day year so as to produce the annual effective rate which we declare. We do not credit interest on leap days (Feb. 29). The interest rate we apply to each purchase payment is guaranteed for the period of time money remains in the Special DCA account. The rates credited to the Special DCA account will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life of NY annuities, product design, competition, and RiverSource Life of NY's revenues and expenses.

Interests in the Special DCA account are not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the Special DCA account. Disclosures regarding the Special DCA account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. (See "Making the Most of Your Contract -- Special Dollar Cost Averaging Program" for more information on the Special DCA account.)

BUYING YOUR CONTRACT

New contracts are not currently being offered.


26 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

As the owner, you have all rights and may receive all benefits under the contract. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract if you and the annuitant are 90 or younger.

The contract provides for allocation of purchase payments and purchase payment credits to the subaccounts of the variable account, to the fixed account and/or to the Special DCA account (when available) in tenth of a percent increments. There may be certain restrictions on the amount you may allocate to the fixed account. (See "Purchase Payments".)

We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

THE SETTLEMENT DATE



Annuity payouts are scheduled to begin on the settlement date. This means that the contract will be annuitized (converted to a stream of monthly payments), and the first payment will be sent on the settlement date. If your contract is annuitized, the contract goes into payout mode and only the annuity payout provisions continue. Unless Annuity Payout Plan E is added, you will no longer have access to your contract value. In addition, the death benefit and any optional benefits you have elected will end. When we processed your application, we established the settlement date as the maximum age (or contract anniversary, if applicable). We have established a new maximum age (or contract anniversary) as described below. You also can change the settlement date, provided you send us written instructions at least 30 days before annuity payouts begin.



Generally, the settlement date must be no later than the annuitant's 95th birthday or the tenth contract anniversary. If the annuitant was age 95 or older and past the tenth contract anniversary when the new maximum was established, the new settlement date was set to a birthday later than age 95. You can also choose to delay the annuitization of your contract beyond age 95 indefinitely, to the extent allowed by applicable tax laws.



Six months prior to your settlement date, we will contact you with your options, including the option to postpone your annuitization start date to a future date. If you do not make an election, annuity payouts, using the contract's default option of Annuity Payout Plan B - Life annuity with 10 years certain, will begin on the settlement date and your monthly annuity payments will continue for as long as the annuitant lives. If the annuitant does not survive 10 years, payments will continue until 10 years of payments have been made.



If you own a qualified annuity (for example, an IRA) and tax laws require that you take distributions from your annuity prior to your new settlement date, your contract will not be automatically annuitized. If you satisfy your RMDs for a qualified annuity in the form of partial surrenders from this contract, you are electing to defer annuitizing your contract. Contract owners of IRAs and TSAs may also be able to satisfy RMDs by electing other IRAs or TSAs, and in that case, will delay the start of annuity payouts for these contracts.


BENEFICIARY
If death benefits become payable before the settlement date while the contract is in force and before annuity payouts begin, we will pay the death benefit to your named beneficiary. If there is more than one beneficiary we will pay each beneficiary's designated share when we receive their complete claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's complete claim. If there is no named beneficiary, then the default provisions of your contract apply. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS*
MINIMUM ALLOWABLE PURCHASE PAYMENTS**

If paying by installments under a scheduled payment plan:
  $23.08 biweekly, or
  $50 per month


                                                                 RAVA ADVANTAGE PLUS     RAVA SELECT PLUS

If paying by any other method:

  initial payment for qualified annuities                               $1,000                $ 2,000

  initial payment for nonqualified annuities                             2,000                 10,000

  for any additional payments                                               50                     50




RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
                                   VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  27

   * RAVA ADVANTAGE PLUS AND RAVA SELECT PLUS BAND 3 ANNUITIES SOLD TO INDIVIDUALS OTHER THAN ADVISORS AND EMPLOYEES: Require a minimum $1,000,000 initial purchase payment and corporate office approval. Contracts already approved may make payments in subsequent years up to $100,000 if your age on the effective date of the contract is up to age 85 and $50,000 if your age on the effective date of the contract is age 86-90.
  ** Installments must total at least $600 in the first year. If you do not make any purchase payments for 36 months, and your contract value is less than $2,000, we have the right to give you 30 days' written notice and pay you the total value of your contract in a lump sum.

MAXIMUM ALLOWABLE ANNUAL PURCHASE PAYMENTS*** (without corporate office approval) based on your age on the effective date of the contract:


                                                                 RAVA ADVANTAGE PLUS     RAVA SELECT PLUS

For the first year:

  through age 85                                                       $999,999              $999,999

  for ages 86 to 90                                                     100,000               100,000

For each subsequent year:

  through age 85                                                        100,000               100,000

  for ages 86 to 90                                                      50,000                50,000


  ***These annual contribution limits apply in total to all RiverSource Life of NY annuities you own. We reserve the right to increase maximum limits. For qualified annuities the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.


We will consider your contract void from the start if we do not receive initial purchase payment within 180 days of the application signed date.


Effective Jan. 26, 2009, additional purchase payments to your variable annuity contract with a Withdrawal Benefit rider or Enhanced Withdrawal Benefit rider will be limited to $100,000 for the life of your contract. The limit does not apply to Tax Free Exchanges, rollovers, and transfers listed on the annuity application and received within 180 days from the contract issue date.

We reserve the right to not accept purchase payments allocated to the fixed account for six months following either:

1. a partial surrender from the fixed account; or

2. a lump sum transfer from the fixed account to a subaccount.

HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER

Send your check along with your name and contract number to:

Regular mail:
RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
P.O. BOX 5144
ALBANY, NY 12205

Express mail:
RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
20 MADISON AVENUE EXTENSION
ALBANY, NY 12203

For subsequent purchase payments, send your check along with your name and contract number to:
RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
70200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2 BY SCHEDULED PAYMENT PLAN

We can help you set up:

- an automatic payroll deduction, salary reduction or other group billing arrangement; or

- a bank authorization.

PURCHASE PAYMENT CREDITS
FOR RAVA ADVANTAGE PLUS: we add a credit to your contract in the amount of:

- 1% of each purchase payment received:

  - if you elect the ten-year surrender charge schedule for your contract and the initial purchase payment is under $100,000; or


28 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

  - if you elect the seven-year surrender charge schedule for your contract and your initial purchase payment to the contract is at least $100,000 but less than $1,000,000.

- 2% of each purchase payment received if you elect the ten-year surrender charge schedule for your contract and your initial purchase payment to the contract is at least $100,000 but less than $1,000,000.

FOR RAVA ADVANTAGE PLUS - BAND 3: we add a credit to your contract in the amount of:

- 2% of each purchase payment received:

  - if you elect the seven-year surrender charge schedule for your contract.

- 3% of each purchase payment received

  - if you elect the ten-year surrender charge schedule for your contract.

Surrender charges under RAVA Advantage Plus and RAVA Advantage Plus - Band 3 may be higher and longer than those for contracts that do not have purchase payment credits. The amount of the credits may be more than offset by the additional charges associated with them. Because of higher charges, there could be circumstances where you may be worse off purchasing one of these contracts with the credits than purchasing other contracts. All things being equal (such as fund performance and availability), this may occur if you select the ten-year surrender charge and you make a full surrender in years five through ten. We pay for the credits under RAVA Advantage Plus and RAVA Advantage Plus - Band 3 primarily through revenue from a higher and longer surrender charge schedule and through lower costs associated with larger sized contracts, including lower compensation paid on the sales of these contracts.

FOR RAVA SELECT PLUS: we add a credit to your contract in the amount of 1% of each purchase payment received in the first contract year if your initial purchase payment to the contract is at least $250,000 but less than $1,000,000.

FOR RAVA SELECT PLUS - BAND 3: we add a credit to your contract in the amount of 2% of each purchase payment received in the first contract year.

Expenses under RAVA Select Plus and RAVA Select Plus - Band 3 may be higher than those for contracts that do not have purchase payment credits. The amount of the credits may be more than offset by the additional charges associated with them. Because of higher charges, you may be worse off purchasing one of these contracts with the credits than purchasing other contracts. We pay for the credits under RAVA Select Plus and RAVA Select Plus - Band 3 primarily through lower costs associated with larger sized contracts, including lower compensation paid on the sales of these contracts.

We fund all credits from our general account. We do not consider credits to be "investments" for income tax purposes. (See "Taxes.")

We allocate each credit to your contract value when the applicable purchase payment is applied to your contract value. We allocate such credits to your contract value according to allocation instructions in effect for your purchase payments.

We will reverse credits from the contract value for any purchase payment that is not honored. The amount returned to you under the free look provision also will not include any credits applied to your contract. (See "The Contract in Brief -- Free look period.")

We will assess a charge, similar to a surrender charge, equal to the amount of the unamortized portion of the purchase payment credits applied within twelve months preceding the date of death that results in a lump sum death benefit under this contract. The unamortized portion is based on the number of calendar days remaining in the 12 month period since the purchase payment credit was applied.

We reserve the right to increase the amount of the credit for certain groups of contract owners. The increase will not be greater than 8% of total net purchase payments. We would pay for increases in credit amounts primarily through reduced expenses expected from such groups.

LIMITATIONS ON USE OF CONTRACTS
If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.

CHARGES

CONTRACT ADMINISTRATIVE CHARGE
We charge this fee for establishing and maintaining your records. Currently, we deduct $30 from your contract value on your contract anniversary at the end of each contract year. We prorate this charge among the subaccounts and the fixed account in the same proportion your interest in each account bears to your total contract value, less amounts invested in the Special DCA

RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
                                   VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  29
account. The contract administrative charge is only deducted from any Special DCA account if insufficient amounts are available in the fixed account and the subaccounts. Any amount deducted from the fixed account value will be limited to
(a) the amount of interest credited in excess of the guaranteed minimum interest rate; plus (b) any amounts allocated or transferred to the fixed account in that year.

We reserve the right to increase this charge after the first contract anniversary to a maximum of $50. The charge from the fixed account will not exceed $30 in any contract year.

We will waive $30 of this charge when your contract value, or total purchase payments less any payments surrendered, is $50,000 or more on the current contract anniversary.

If you surrender your contract, we will deduct the full charge at the time of surrender regardless of the contract value or purchase payments made. This charge does not apply after annuity payouts begin or when we pay death benefits.

MORTALITY AND EXPENSE RISK FEE
We charge this fee daily to the subaccounts. The unit values of your subaccounts reflect this fee, which is a percentage of their average daily net assets, on an annual basis as follows:


                                                                 RAVA ADVANTAGE PLUS     RAVA SELECT PLUS

For nonqualified annuities                                              0.95%                  1.20%

For qualified annuities                                                 0.75%                  1.00%

For Band 3 annuities                                                    0.55%                  0.75%


This fee covers the mortality and expense risk that we assume. This fee does not apply to the fixed account or the Special DCA account.

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

Expense risk arises because we cannot increase the contract administrative charge more than $20.00 per contract and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the surrender charge, discussed in the following paragraphs, will cover sales and distribution expenses.

SURRENDER CHARGE
If you surrender all or part of your contract, you may be subject to a surrender charge. For RAVA Advantage Plus, a surrender charge applies if all or part of the surrender amount is from purchase payments we received within seven or ten years before surrender. For RAVA Select Plus, a surrender charge applies if you surrender all or part of your purchase payments in the first three contract years. You select the surrender charge period at the time of your application for the contract. The surrender charge percentages that apply to you are shown in your contract.

You may surrender an amount during any contract year without a surrender charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your contract includes the Withdrawal Benefit rider:

CONTRACTS WITHOUT WITHDRAWAL BENEFIT RIDER

The TFA is the greater of:

- 10% of the contract value on the prior contract anniversary*; or

- current contract earnings.

CONTRACTS WITH WITHDRAWAL BENEFIT RIDER

The TFA is the greatest of:

- 10% of the contract value on the prior contract anniversary*;


30 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

- current contract earnings; or

- the Remaining Benefit Payment.

* We consider your purchase payment and any purchase payment credit applied on the first day payments are received to be the prior contract anniversary's contract value during the first contract year.

NOTE: We determine current contract earnings by looking at the entire contract value, not the earnings of any particular subaccount, the fixed account or the Special DCA account.

SURRENDER CHARGE UNDER RAVA ADVANTAGE PLUS:

For purposes of calculating any surrender charge under RAVA Advantage Plus, we treat amounts surrendered from your contract value in the following order:

1. First, we surrender the TFA. We do not assess a surrender charge on TFA.

2. Next we surrender purchase payments received prior to the surrender charge period you selected and shown in your contract. We do not assess a surrender charge on these purchase payments.

3. Finally, if necessary, we surrender purchase payments received that are still within the surrender charge period you selected and shown in your contract. We surrender these payments on a first-in, first-out (FIFO) basis. We do assess a surrender charge on these payments.

We determine your surrender charge by multiplying each of your payments surrendered by the applicable surrender charge percentage, and then adding the total surrender charges.

The surrender charge percentage depends on the number of years since you made the payments that are surrendered, depending on the schedule you selected:


            SEVEN-YEAR SCHEDULE                             TEN-YEAR SCHEDULE
NUMBER OF COMPLETED                              NUMBER OF COMPLETED
YEARS FROM DATE OF EACH    SURRENDER CHARGE    YEARS FROM DATE OF EACH    SURRENDER CHARGE
PURCHASE PAYMENT              PERCENTAGE           PURCHASE PAYMENT          PERCENTAGE

           0                       7%                      0                      8%

           1                       7                       1                      8

           2                       7                       2                      8

           3                       6                       3                      7

           4                       5                       4                      7

           5                       4                       5                      6

           6                       2                       6                      5

           7+                      0                       7                      4

                                                           8                      3

                                                           9                      2

                                                          10+                     0


SURRENDER CHARGE UNDER RAVA SELECT PLUS:

For purposes of calculating any surrender charge under RAVA Select Plus, we treat amounts surrendered from your contract value in the following order:

1. First, we surrender the TFA. We do not assess a surrender charge on contract earnings.

2. Next, if necessary, we surrender purchase payments. We do assess a surrender charge on these payments during the first three contract years as follows:


CONTRACT YEAR      SURRENDER CHARGE PERCENTAGE

       1                        7%

       2                        7

       3                        7

     Thereafter                 0


PARTIAL SURRENDERS
For a partial surrender that is subject to a surrender charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge.


RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
                                   VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  31

For an example, see Appendix A.

SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% if the assumed investment rate is 3.5% and 6.67% if the assumed investment rate is 5%. The surrender charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

WAIVER OF SURRENDER CHARGES
We do not assess surrender charges for:

- surrenders of any contract earnings;

- surrenders of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;

- if you elected the Withdrawal Benefit rider, your contract's Remaining Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;


- to the extent that they exceed the greater of contract earnings or 10% of the contract value on the prior contract anniversary, required minimum distributions from a qualified annuity. The amount on which surrender charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force;


- contracts settled using an annuity payout plan, unless an annuity payout Plan E is later surrendered;

- amounts we refund to you during the free look period*;

- death benefits*;

- surrenders you make under your contract's "Waiver of Surrender Charges for Nursing Home Confinement" provision. To the extent permitted by state law, this provision applies when you are under age 76 on the date that we issue the contract. Under this provision, we will waive surrender charges that we normally assess upon full or partial surrender. You must provide proof satisfactory to us that, as of the date you request the surrender, you or your spouse are confined to a nursing home or hospital and have been for 60 straight days and the confinement began after the contract date. (See your contract for additional conditions and restrictions on this waiver.); and

- surrenders you make under your contract's "Waiver of Surrender Charges for Terminal Illness Disability Diagnosis" provision. To the extent permitted by state law, this provision applies when you are under age 76 on the date we issue the contract. Under this provision, surrenders you make if you are diagnosed after the contract date as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of a licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed. (See your contract for additional conditions and restrictions on this waiver.)

* However, we will reverse certain purchase payment credits. (See "Buying your contract -- Purchase payment credits.")

OTHER INFORMATION ON CHARGES: Ameriprise Financial, Inc. makes certain custodial services available to some profit sharing, money purchase and target benefit plans funded by our annuities. Fees for these services start at $30 per calendar year per participant. Ameriprise Financial, Inc. will charge a termination fee for owners under age 59 1/2 (fee waived in case of death or disability).

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate certain charges such as the contract administrative and surrender charges. However, we expect this to occur infrequently.

ACCUMULATION BENEFIT RIDER FEE

We charge a fee for this optional feature only if you select it.(1) If selected, we deduct an annual charge of 0.60% of your contract value. The deduction will occur on the 60th day after each contract anniversary and on the benefit date. We prorate this charge among the variable subaccounts but not the fixed account in the same proportion as your interest in each bears to your total variable account contract value.



Once you elect the Accumulation Benefit rider, you may not cancel it and the charge will continue to be deducted through the end of the waiting period or when annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the charge, adjusted for the number of calendar days coverage was in place since we last deducted the charge.



Currently, the Accumulation Benefit rider fee does not vary with the PN program model portfolio or investment option selected; however, we reserve the right to increase this fee and/or charge a separate rider fee for each model portfolio or investment option. The Accumulation Benefit rider fee will not exceed a maximum fee of 2.50%.



32 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

We will not change the Accumulation Benefit rider fee after the rider effective date unless:



(a) you choose the annual elective step up or elective spousal continuation step up after we have exercised our rights to increase the rider fee;



(b) you change your PN program investment option (or change from a model portfolio to an investment option under the PN program) after we have exercised our rights to increase the rider fee or vary the rider fee for each model portfolio or investment option.



If you elect to change your PN program investment option (or change from a model portfolio to an investment option under the PN program) after we have exercised our right to increase the fee for this rider, or after we have exercised our right to establish fees for this rider which vary by model portfolio or investment option, the increase in fees for this rider will become effective on the contract anniversary following your change. Any model portfolio or investment option changes on the contract anniversary will have the new charge effective on that contract anniversary. Also, in the event you change your model portfolio or investment option, more than once in the same contract year (see "Asset Allocation Program" and "Portfolio Navigator Program"), the fee for this rider will be the greatest fee applicable to any investment option which you have selected during the contract year.



If you choose the elective step up, the elective spousal continuation step up, or change your PN program investment option (or change from a model portfolio to an investment option under the PN program) after we have exercised our rights to increase the rider fee as described above, you will pay the fee that is in effect on the valuation date we receive your written request to step up or change your model portfolio or investment option. For elective step ups, and the elective spousal continuation step ups, this change will be in effect for the entire contract year.



The charge does not apply after annuity payouts begin.



(1) Available if you are 80 or younger at the rider effective date. You must participate in the PN program with this rider (see "Portfolio Navigator Program"). Not available with Withdrawal Benefit.


WITHDRAWAL BENEFIT RIDER FEE

We charge a fee for this optional feature only if you select it.(1) If selected, we deduct an annual charge of 0.60% of your contract value. The deduction will occur on the 60th day after each contract anniversary. We prorate this charge among the subaccounts but not the fixed account in the same proportion as your interest in each bears to your total variable account contract value.



Once you elect the Withdrawal Benefit, you may not cancel it and the charge will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the Withdrawal Benefit charge, adjusted for the number of calendar days coverage was in place since we last deducted the charge. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.


We reserve the right to change the fee for this rider up to a maximum of 2.50%. However, any change to the rider fee will only apply to existing contract owners if:


(a) you choose the annual elective step up or elective spousal continuation step up after we have exercised our rights to increase the rider fee;



(b) you change your PN program investment option (or change from a model portfolio to an investment option under the PN program) after we have exercised our rights to increase the rider fee or vary the rider fee for each model portfolio or investment option.





If you choose the spousal continuation step up or to change your PN program investment option (or change from a model portfolio to an investment option) after we have exercised our right to increase the fee for this rider, or after we have exercised our right to establish fees for this rider which vary by model portfolio or investment option, the increase in fees for this rider will become effective on the contract anniversary following your change. Any changes on the contract anniversary will have the new fee effective on that contract anniversary. Also, in the event you make more than one change in the same contract year, the fee for this rider will be the greatest fee applicable to any change which you have selected during the contract year.



If you choose an annual elective step up, you will pay the fee we then charge. If you choose an elective step up on the first contract anniversary, any increase in fees for this rider for the step up will not become effective until the third contract year. In the event of more than one change in model portfolio or investment option, and/or an elective step up occurring in the same contract year, the fees for this rider will be the highest fee applicable to any of these changes.



(1) Available if you are 80 or younger at the rider effective date and age 60 to 80 if the contract is a TSA. You must participate in the PN program with this rider (see "Portfolio Navigator Program").



RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
                                   VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  33

ROPP RIDER FEE

We charge a fee for this optional feature only if you select it(1). If selected, we deduct an annual charge of 0.20% of your variable account contract value. The deduction will occur on the 60th day after each contract anniversary. We prorate this charge among the variable subaccounts in the same proportion your interest in each subaccount bears to your total variable account contract value. We reserve the right to increase the fee for this rider after the tenth rider anniversary to a maximum of 0.30%.


If the contract is terminated for any reason, we will deduct the charge at that time, adjusted for the number of calendar days coverage was in effect during the year.

(1) Available if you are 76 or older at the rider effective date. ROPP is included in the standard death benefit if you are age 75 or younger on the contract effective date at no additional cost.

MAV RIDER FEE

We charge a fee for the optional feature only if you select it.(2) If selected, we deduct an annual charge of 0.25% of your variable account contract value. The deduction will occur on the 60th day after each contract anniversary. We prorate this charge among the variable subaccounts in the same proportion your interest in each subaccount bears to your total variable account contract value. We reserve the right to increase the fee for this rider after the tenth rider anniversary to a maximum of 0.35%.


If the contract is terminated for any reason, we will deduct the charge at that time, adjusted for the number of calendar days coverage was in effect during the year.

(2) The MAV rider is only available if you are 75 or younger at the rider effective date and it is not available with 5-year MAV.

5-YEAR MAV RIDER FEE

We charge a fee for this optional feature only if you select it(3). If selected, we deduct an annual charge of 0.10% of your variable account contract value. The deduction will occur on the 60th day after each contract anniversary. We prorate this charge among the variable subaccounts in the same proportion your interest in each subaccount bears to your total variable account contract value. We reserve the right to increase the fee for this rider after the tenth rider anniversary to a maximum of 0.20%.


If the contract is terminated for any reason, we will deduct the charge at that time, adjusted for the number of calendar days coverage was in effect during the year.

(3) Available if you are 75 or younger at the rider effective date. Not available with MAV.

PN RIDER FEE

Before May 10, 2010, we deducted an annual charge of 0.10% of your variable account contract value less any excluded accounts. This fee will no longer apply beginning May 10, 2010.


FUND FEES AND EXPENSES
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectus for those funds. (See "Annual Operating Expenses of the Funds.")

VALUING YOUR INVESTMENT

We value your accounts as follows:

FIXED ACCOUNT
We value the amounts you allocate to the fixed account directly in dollars. The fixed account value equals:

- the sum of your purchase payments and purchase payment credits and transfer amounts allocated to the fixed account;

- plus interest credited;

- minus the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out; and

- minus any prorated portion of the contract administrative charge.

SPECIAL DCA ACCOUNT
We value the amounts you allocate to the Special DCA account directly in dollars. The Special DCA account value equals:

- the sum of your purchase payments and purchase payment credits allocated to the Special DCA account;

- plus interest credited;

- minus the sum of amounts surrendered (including any applicable surrender charges); and

- minus amounts transferred out.


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

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits to a subaccount, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contracts each time you take a partial surrender, transfer amounts out of a subaccount, or we assess a contract administrative charge, a surrender charge or charge for any optional death benefit with annual charges (if applicable).


The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- any purchase payment credits allocated to the subaccounts;

- transfers into or out of the subaccounts;

- partial surrenders;

- surrender charges;

and a deduction of:

- a prorated portion of the contract administrative charge;


- a prorated portion of the ROPP rider charge (if selected);



- a prorated portion of the MAV rider charge (if selected);



- a prorated portion of the 5-Year MAV rider charge (if selected);



- a prorated portion of the Accumulation Benefit rider charge (if selected); and/or



- a prorated portion of the Withdrawal Benefit rider charge (if selected).


Accumulation unit values will fluctuate due to:

- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fees.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). Automated transfers from the fixed account to the subaccounts under automated dollar-cost averaging may not exceed an amount that, if continued, would deplete the fixed account within 12 months. For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the fixed account to one or more subaccounts. You may not set-up an automated transfer to the fixed account or the Special DCA

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account. You may not set up an automated transfer if the Withdrawal Benefit,
Accumulation Benefit or PN program is selected. There is no charge for dollar-cost averaging.


This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                                NUMBER
By investing an equal number of dollars                            AMOUNT     ACCUMULATION     OF UNITS
each month ...                                           MONTH    INVESTED     UNIT VALUE     PURCHASED

                                                          Jan       $100           $20           5.00

                                                          Feb        100            18           5.56

you automatically buy                                     Mar        100            17           5.88
more units when the                         (ARROW)       Apr        100            15           6.67
per unit market price is low ...                          May        100            16           6.25
                                                          June       100            18           5.56
                                                          July       100            17           5.88
and fewer units                                           Aug        100            19           5.26
when the per unit                           (ARROW)       Sept       100            21           4.76
market price is high.                                     Oct        100            20           5.00


You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features, contact your financial advisor.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM
If your purchase payment is at least $10,000, you can choose to participate in the Special DCA program (if available). There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment and any applicable purchase payment credit to a six-month Special DCA account according to the following rules:

- You may only allocate a new purchase payment of at least $10,000 to a Special DCA account.

- You cannot transfer existing contract values into a Special DCA account.

- Each Special DCA arrangement consists of six monthly transfers that begin seven days after we receive your purchase payment.

- We make monthly transfers of your Special DCA account value into the subaccounts you select.


- You may not use the fixed account or the Special DCA account as a destination for the Special DCA monthly transfer. (Exception: if the PN program is in effect, and the PN program model portfolio you have selected includes the fixed account, amounts will be transferred from the Special DCA account to the fixed account according to the allocation percentage established for the PN program model portfolio you have selected.)


- We will change the interest rate on each Special DCA account from time to time at our discretion based on factors that include the competition and the interest rate we are crediting to the fixed account at the time of the change. From time to time, we may credit interest to the Special DCA account at promotional rates that are higher than those we credit to the regular fixed account.

- We credit each Special DCA account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the length of the Special DCA arrangement on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate.

- We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.

- Once you establish a Special DCA account, you cannot allocate additional purchase payments to it. However, you may establish another new Special DCA account (if available on the valuation date we receive your payment) and allocate new purchase payments to it.


- Funding from multiple sources is treated as individual purchase payments and a new Special DCA account is opened for each payment (if the Special DCA accounts are available on the valuation date we receive your payment).



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




- You may terminate your participation in the Special DCA program at any time. If you do, we will transfer the remaining balance from your Special DCA account to the fixed account. Interest will be credited according to the rates in effect on the fixed account and not the rate that was in effect on the Special DCA account. (Exception: if the PN program is in effect when you elect to end your participation in the Special DCA program, we will transfer the remaining balance to the PN program model portfolio or investment option you have selected).


- We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your financial advisor.

The Special DCA program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

ASSET REBALANCING
You can ask us in writing to have the variable subaccount portion of your contract value allocated according to the percentages (in tenth of a percent amounts) that you choose. We automatically will rebalance the variable subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in more than one digit past the decimal numbers. Asset rebalancing does not apply to the fixed account or the Special DCA account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing or by any other method acceptable to us. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your financial advisor.


Different rules apply to asset rebalancing under an asset allocation program (see "Asset Allocation Program" and "Portfolio Navigator Program" below).


ASSET ALLOCATION PROGRAM

Asset allocation program described in this section has been replaced with the PN program for owners of all contracts purchased on or after Nov. 1, 2005 and for contract owners who chose to move from the previously offered asset allocation program the PN program or who add the PN program on or after Nov. 1, 2005. (see "Portfolio Navigator Program (PN Program)" below).


If you purchased an optional Withdrawal Benefit rider, you are required to participate in our asset allocation program under the terms of the rider. The asset allocation program is only available if you purchased the optional Withdrawal Benefit rider.

This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include the fixed account (if available under the asset allocation program) that represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.

Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. You are responsible for determining which model portfolio is best for you. Your sales representative can help you make this determination. In addition, your financial advisor may provide you with a questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Currently, there are five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model portfolio specifies allocation percentages to each of the subaccounts and/or the fixed account that make up that asset allocation model portfolio. By participating in the asset allocation program, you authorize us to invest your contract value in the subaccounts and/or the fixed account and (if included) according to the allocation percentages stated for the specific model portfolio you have selected. You also authorize us to automatically rebalance your contract value quarterly in order to maintain alignment with the allocation percentages specified in the model portfolio.

If you initially allocate qualifying purchase payments and applicable purchase payment credits to the Special DCA account, when available, (see "The Special DCA Account") and you are participating in the asset allocation program, we will make monthly transfers from the Special DCA account into the asset allocation model portfolio you have chosen.


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

You may not discontinue your participation in the asset allocation program; however, you have the right at all times to make a full surrender of your contract value (see "Surrenders").

Because the Withdrawal Benefit rider requires that your contract value be invested in one of the model portfolios for the life of the contract, and you cannot terminate the Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full surrender if you no longer wish to participate in any of the model portfolios. Surrender charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE MODEL PORTFOLIOS FOR THE LIFE OF THE CONTRACT.

Under the asset allocation program, the subaccounts and/or the fixed account (if included) that make up the model portfolio you selected and the allocation percentages to those subaccounts and/or the fixed account (if included) will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.

If permitted under applicable securities law, we reserve the right to:

- reallocate your current model portfolio to an updated version of your current model portfolio; or

- substitute a fund of funds for your current model portfolio.

We also reserve the right to discontinue the asset allocation program. We will give you 30 days' written notice of any such change.


PORTFOLIO NAVIGATOR PROGRAM (PN PROGRAM)


THE FOLLOWING INFORMATION ABOUT THE PN PROGRAM APPLIES TO ALL CONTRACTS. FOR ADDITIONAL INFORMATION ABOUT THE PN PROGRAM FOR CONTRACTS PURCHASED BEFORE MAY 10, 2010, ALSO SEE BELOW "PORTFOLIO NAVIGATOR PROGRAM (PN PROGRAM) FOR CONTRACTS PURCHASED BEFORE MAY 10, 2010."



The PN program is available for nonqualified annuities and for qualified annuities. The PN program allows you to allocate your contract value to a PN program investment option. The PN program investment options are currently five funds of funds, each of which has a particular investment objective and invests in underlying funds. The PN program also allows those who participated in the PN program and who exercised an "opt-out" right applicable through April 23, 2010 (to be in this group, you must have purchased your contract on or before April 23, 2010) to remain invested in a "static" PN program model portfolio (not subject to further updating or reallocation, as described under "Portfolio Navigator Program (PN program) for contracts purchased before May 10, 2010").



You are required to participate in the PN program if your contract includes an optional living benefit rider which requires your participation in the PN program. If your contract does not include one of these riders, you also may elect to participate in the PN program at no additional charge. You should review any PN program information, including the terms of the PN program, carefully. Your financial advisor can provide you with additional information and can answer questions you may have on the PN program.



Each of the PN program fund of funds investment options has the investment objective of seeking a high level of total return consistent with a certain level of risk by investing in various underlying funds. RiverSource Investments is the investment adviser of each of the PN program investment options, but does not serve as investment adviser under the PN program (regardless of whether you have selected a PN program investment option or remained in a model portfolio). Morningstar Associates, LLC serves as an independent consultant to RiverSource Investments to provide recommendations regarding portfolio construction and ongoing analysis of the PN program investment options, but does not provide any services in connection with the model portfolios. RiverSource Investments or an affiliate will serve as investment adviser for all of the underlying funds in which the investment options invest. However, some of the underlying funds will be managed on a day-to-day basis directly by RiverSource Investments and some will be managed by one or more affiliated or unaffiliated sub-advisers, subject to the oversight of RiverSource Investments and the fund's board of trustees. The new funds of funds have objectives ranging from Conservative to Aggressive, and are managed within asset class allocation targets and with a broad multi-manager approach.



Below are the asset allocation weights (between equity and fixed income/cash underlying funds) for each of the funds of funds:



1. Variable Portfolio -- Aggressive Portfolio: 80% Equity / 20% Fixed Income



2. Variable Portfolio -- Moderately Aggressive Portfolio: 65% Equity / 35% Fixed Income



3. Variable Portfolio -- Moderate Portfolio: 50% Equity / 50% Fixed Income



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




4. Variable Portfolio -- Moderately Conservative Portfolio: 35% Equity / 65% Fixed Income



5. Variable Portfolio -- Conservative Portfolio: 20% Equity / 80% Fixed Income



POTENTIAL CONFLICTS OF INTEREST. In identifying the universe of investment options and providing investment advisory services for the PN program investment options and certain of the funds underlying the investment options and model portfolios, RiverSource Investments is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because RiverSource Investments or one of its affiliates serves as the investment adviser to the underlying funds invested in the investment options and to certain underlying funds to which assets are allocated under the model portfolios, because we or an affiliate of ours may provide other services in connection with such underlying funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying fund. For additional information about the conflicts of interest which RiverSource Investments and its affiliates are subject to in connection with a PN program investment option, see the prospectus for such investment option. For additional information about the conflicts of interest which RiverSource Investments and its affiliates are subject to in connection with a PN program model portfolio, see "Portfolio Navigator Program (PN program) for contracts purchased before May 10, 2010."



PARTICIPATING IN THE PN PROGRAM. If you choose or are required to participate in the PN program, you are responsible for determining which investment option is best for you or whether to remain in a model portfolio or investment option. Your financial advisor can help you make this determination. In addition, your financial advisor may provide you with an investor questionnaire, a tool to help define your investing style which is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the investor questionnaire can help you determine which model portfolio or investment option most closely matches your investing style. While the scoring of the investor questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the investment option (or the asset mix reflected in the model portfolio, if applicable) you select or selected after completing the investor questionnaire is appropriate to your ability to withstand investment risk. RiverSource Life of NY is not responsible for your decision to participate in the PN program, your selection of a specific investment option or model portfolio, if applicable, or your decision to change to a different investment option.



Currently, there are five PN program investment options, and five model portfolios, ranging from conservative to aggressive. You may not use more than one investment option or model portfolio at a time. Each investment option is a fund of funds. Each model portfolio consists of subaccounts and/or the fixed account (if included) according to the allocation percentages stated for the model portfolio. If you are participating in the PN program in a model portfolio, you also instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.



If you initially allocate qualifying purchase payments and applicable purchase payment credits to the Special DCA account, when available (see "The Special DCA Account"), and you are participating in the PN program, we will make monthly transfers in accordance with your instructions from the Special DCA account into the investment option or model portfolio you have chosen.



You may request a change to your investment option (or a transfer from your model portfolio to an investment option) up to twice per contract year by written request on an authorized form or by another method agreed to by us. If your contract includes an optional rider that requires participation in the PN program and you make such a change, we may charge you a higher fee for your rider. We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes but is not limited to the right to:



- limit your choice of investment options based on the amount of your initial purchase payment we accept or when you take a withdrawal;



- cancel required participation in the program after 30 days written notice;



- substitute a fund of funds for your model portfolio if permitted under applicable securities law; and



- discontinue the PN program. We will give you 30 days' written notice of any such change.



RISKS. Asset allocation through the PN program does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. By investment in a PN program investment option or in accordance with a model portfolio, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. For additional information about the risks of investing in a PN program investment option, see the prospectus for such investment option. For additional information about the risks of investing in accordance with a PN program model portfolio, see "Portfolio Navigator Program (PN program) for contracts purchased before May 10, 2010" below.



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





PN PROGRAM UNDER THE ACCUMULATION BENEFIT RIDER OR WITHDRAWAL BENEFIT RIDER



If you purchase the optional Accumulation Benefit rider or he optional Withdrawal Benefit rider, you are required to participate in the PN program under the terms of each rider.



- ACCUMULATION BENEFIT RIDER: You cannot terminate the Accumulation Benefit rider. As long as the Accumulation Benefit rider is in effect, your contract value must be invested in one of the investment options or model portfolios. The Accumulation Benefit rider automatically ends at the end of the waiting period and you then have the option to cancel your participation in the PN program. At all other times, if you do not want to invest in any of the PN program investment options or invest in accordance with any of the model portfolios, you must terminate your contract by requesting a full surrender. Surrender charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM UNTIL THE END OF THE WAITING PERIOD.



- WITHDRAWAL BENEFIT RIDER: The Withdrawal Benefit rider requires that your contract value be invested in one of the investment options or model portfolios for the life of the contract. Because you cannot terminate the Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full surrender if you do not want to invest in any of the PN program investment options or invest in accordance with any of the model portfolios. Surrender charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM FOR THE LIFE OF THE CONTRACT.



OPTIONAL PN PROGRAM



If you do not select the optional living benefit rider with your contract, you may elect to participate in the PN program by adding the optional PN program to your contract. You can elect to participate in the PN program at any time, and you may transfer all or part of your assets from a PN program investment option or transfer your contract assets so that they are not invested in accordance with a model portfolio at any time. If you transfer contract assets so that they are no longer invested in accordance with a PN program model portfolio or investment option, automated rebalancing associated with the model portfolio or investment option will end.



PORTFOLIO NAVIGATOR PROGRAM (PN PROGRAM) FOR CONTRACTS PURCHASED BEFORE MAY 10, 2010


As of the Transfer Date (defined below), your contract assets invested in accordance with a model portfolio under the PN program will be transferred based on the recommendation of RiverSource Investments, LLC ("RiverSource Investments"), the investment adviser under the PN program, to a fund of funds investment option that corresponds to your model portfolio unless you informed us on or before April 23, 2010 that you did not want your assets so transferred (unless you "opt out"). The actual date of transfer to the fund of funds or the date upon which your opt out becomes effective (the "Transfer Date") will occur no earlier than May 7, 2010 and no later than June 30, 2010, and will depend on the contract you own and the month that you purchased your contract. If you opt out of the transfer, you will remain invested in accordance with the asset allocation currently specified for your model portfolio and you will not receive any further reallocation recommendations from RiverSource Investments (although your assets will be rebalanced back to the current allocation quarterly). As of the Transfer Date, RiverSource Investments will no longer review the model portfolios or make changes to them as part of the PN program, and the investment advisory agreement you have previously entered into with RiverSource Investments will terminate.



If you have chosen to remain invested in a "static" PN program model portfolio, your assets will remain invested in accordance with your current model portfolio, and you will not be provided with any future updates to the model portfolio or reallocation recommendations. If you own a contract with a living benefit rider which requires you to participate in the PN program and have chosen to remain in a PN program model portfolio, you may in the future transfer the assets in your contract only to one of the new fund of funds investment options. If you begin taking income from your contract and have living benefit rider that requires a move to a certain model portfolio or investment option once you begin taking income, you will be transferred to a fund of funds that corresponds to that model portfolio. RiverSource Investments and its affiliates have committed to a two-year cap on PN program investment option expenses for contract owners who purchased a contract before May 10, 2010, as set forth in disclosure previously sent to such contract owners. Specifically, expense waivers and reimbursements will be applied to the PN program investment options and to the underlying funds so that total fees and expenses paid by investors in the PN program investment options will approximate the total fees and expenses of the underlying funds borne by participants in the corresponding PN program model portfolio, based on 2009 fiscal year end expenses. After two years these expense caps will no longer be in place and total expenses will likely be higher.



SERVICE PROVIDERS IN CONNECTION WITH THE PN PROGRAM MODEL PORTFOLIOS. RiverSource Investments, an affiliate of ours, has served as non-discretionary investment adviser for PN program model portfolio participants solely in connection with the development of the model portfolios and periodic updates of the model portfolios. In this regard, RiverSource Investments has entered into an investment advisory agreement with each contract owner participating in the PN program prior to the program changes described in this prospectus. In its role as investment adviser to the PN program, RiverSource Investments relied upon


40  RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
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





the recommendations of a third party service provider. In developing and updating the model portfolios, RiverSource Investments reviewed the recommendations, and the third party's rationale for the recommendations, with the third party service provider. RiverSource Investments also conducted periodic due diligence and provided ongoing oversight with respect to the process utilized by the third party service provider. For more information on RiverSource Investment's role as investment adviser for the PN program, please see the Portfolio Navigator Asset Allocation Program Investment Adviser Disclosure Document, which is based on Part II of RiverSource Investments' Form ADV, the SEC investment adviser registration form. The Disclosure Document was delivered to contract owners enrolled in the PN program prior to May 10, 2010 at or before the time they enrolled.



The PN program model portfolios were designed and periodically updated for RiverSource Investments by Morningstar Associates, LLC, a registered investment adviser and wholly-owned subsidiary of Morningstar, Inc.



The criteria used in developing and updating the model portfolios do not guarantee or predict future performance. Neither Morningstar Associates nor RiverSource Investments, in connection with their respective roles, provided or provides any individualized investment advice to contract owners regarding the application of a particular model portfolio to his or her circumstances. Contract owners are solely responsible for determining whether any model portfolio is appropriate.



We identified to Morningstar Associates the universe of allocation options that could be included in the model portfolios (the universe of allocation options). Once we identified this universe of allocation options to Morningstar Associates, neither RiverSource Investments, nor any of its affiliates, including us, dictated to Morningstar Associates the number of allocation options that should be included in a model portfolio, the percentage that any allocation option represents in a model portfolio, or whether a particular allocation option may be included in a model portfolio. However, as described below under "Potential conflicts of interest", there are certain conflicts of interest associated with RiverSource Investments and its affiliates' influence over the development and updating of the model portfolios.



POTENTIAL CONFLICTS OF INTEREST. Although RiverSource Investment will no longer maintain the model portfolios on an ongoing basis, the asset allocations in the current model portfolios may have been affected by the following conflicts of interest.



In identifying the universe of allocation options for a model portfolio, we and our affiliates, including RiverSource Investments, were subject to competing interests that may have influenced the allocation options we proposed. These competing interests involve compensation that RiverSource Investments or its affiliates may receive as the investment adviser to certain underlying funds in the model portfolios as well as compensation we or an affiliate of ours may receive for providing services in connection with such underlying funds or their corresponding sub-accounts. These competing interests also involve compensation we or an affiliate of ours receive if certain funds that RiverSource Investments does not advise were included as underlying funds in model portfolios. The inclusion of funds that pay compensation to RiverSource Investments or an affiliate may have a positive or negative impact on performance.



As an affiliate of RiverSource Investments, we had an incentive to identify the RiverSource Variable Series Trust funds for consideration as part of a model portfolio over unaffiliated funds. In addition, RiverSource Investments, in its capacity as investment adviser to the RiverSource Variable Series Trust funds, monitors the performance of the RiverSource Variable Series Trust funds. In this role RiverSource Investments may, from time to time, have recommended certain changes to the board of directors of the RiverSource Variable Series Trust funds. These changes may have included a change in portfolio management or fund strategy or the closure or merger of a RiverSource Variable Series Trust fund. RiverSource Investments also may have believed that certain RiverSource Variable Series Trust funds would have benefited from additional assets or could have been harmed by redemptions. All of these factors may have impacted RiverSource Investments' view regarding the composition and allocation of a model portfolio.



RiverSource Investments' role as investment adviser to the PN program in connection with the development and updating of the model portfolios, and our identification of the universe of allocation options to Morningstar Associates for consideration, may have influenced the allocation of assets to or away from allocation options that are affiliated with, or managed or advised by RiverSource Investments or its affiliates.



We, RiverSource Investments, or another affiliate of ours may receive higher compensation from certain unaffiliated funds that RiverSource Investments does not advise or manage. (See "Expense Summary -- Annual Operating Expenses of the Funds" and "The Variable Account and the Funds -- The Funds.") Therefore, we may have had an incentive to identify these unaffiliated funds to Morningstar Associates for inclusion in the model portfolios. In addition, we or an affiliate of ours may receive higher compensation from the fixed account than from other allocation options. We therefore may have had an incentive to identify these allocation options to Morningstar Associates for inclusion in the model portfolios.



Some officers and employees of RiverSource Investments are also officers or employees of us or our affiliates which may be involved in, and/or benefit from, your participation in the PN program. These officers and employees may have had an incentive to make recommendations, or take actions, that benefit one or more of the entities they represent, rather than participants in the PN program.



RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
                                   VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  41

MODEL PORTFOLIO RISKS. Asset allocation through a PN program model portfolio does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.



By spreading your contract value among various allocation options under the PN program, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. Although each model portfolio is intended to optimize returns given various levels of risk tolerance, a model portfolio may not perform as intended. A model portfolio, the allocation options and market performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause the model portfolio to be ineffective or less effective in reducing volatility.



In the future, the model portfolios will not be updated periodically, and the investments and investment styles and policies of the current allocation options may change. Accordingly, your model portfolio may change so that it is no longer appropriate for your needs. Furthermore, the absence of periodic updating means that existing allocation options will not be replaced as may be appropriate due to poor performance, changes in management personnel, or other factors.



Investment performance of your contract value could be better or worse by participating in the PN program than if you had not participated. A model portfolio may perform better or worse than any single fund or allocation option or any other combination of funds or allocation options. The performance of a model portfolio depends on the performance of the component funds. In addition, the timing of your investment and automatic rebalancing may affect performance.



Quarterly rebalancing of the model portfolios can cause their component funds to incur transactional expenses to raise cash for money flowing out of the funds or to buy securities with money flowing into the funds. Moreover, a large outflow of money from the funds may increase the expenses attributable to the assets remaining in the funds. These expenses can adversely affect the performance of the relevant funds and of the model portfolios. In addition, when a particular fund needs to buy or sell securities due to quarterly rebalancing of a model portfolio, it may hold a large cash position. A large cash position could detract from the achievement of the fund's investment objective in a period of rising market prices; conversely, a large cash position would reduce the fund's magnitude of loss in the event of falling market prices and provide the fund with liquidity to make additional investments or to meet redemptions. (See also the description of competing interests in the section titled "Service Providers to the PN Program" above.) For additional information regarding the risks of investing in a particular fund, see that fund's prospectus.


TRANSFERRING AMONG ACCOUNTS

The transfer rights discussed in this section do not apply while the PN program is in effect.


You may transfer contract value from any one subaccount or the fixed account to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the fixed account.

When your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request at our corporate office in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

- If we receive your transfer request at our corporate office in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES
- Before annuity payouts begin, you may transfer contract values between the subaccounts. You may also transfer contract values from the subaccounts to the fixed account. However, if you made a transfer from the fixed account to the subaccounts, you may not make a transfer from any subaccount back to the fixed account for six months. We reserve the right to limit transfers to the fixed account if the interest rate we are then currently crediting to the fixed account is equal to the minimum interest rate stated in the contract. You may not make a transfer to the Special DCA account.

- You may transfer contract values from the fixed account to the subaccounts once a year during a 31-day transfer period starting on each contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Currently, transfers out of the fixed account are limited to the greater of: a) 30% of the fixed account value at the beginning of the contract year, or b) the amount transferred out of the fixed account in the previous contract year, excluding any automated transfer amounts.

- If we receive your request within 30 days before the contract anniversary date, the transfer from the fixed account to the subaccounts will be effective on the anniversary.


42 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

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- If we receive your request on or within 30 days after the contract anniversary date, the transfer from the fixed account to the subaccounts will be effective on the valuation date we receive it.

- We will not accept requests for transfers from the fixed account at any other time.

- Once annuity payouts begin, you may not make transfers to or from the fixed account, and Special DCA account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise.

MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;

- limiting the dollar amount that you may transfer at any one time;

- suspending the transfer privilege; or

- modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.


RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
                                   VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  43

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE BUT NOT BE LIMITED TO PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR SURRENDER

 1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or surrender to:

Regular mail:
RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
20 MADISON AVENUE EXTENSION
P.O. BOX 5144
ALBANY, NY 12205

Express mail:
RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
20 MADISON AVENUE EXTENSION


44 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

ALBANY, NY 12203

MINIMUM AMOUNT
Transfers or surrenders:   $250 or entire account balance

MAXIMUM AMOUNT
Transfers or surrenders:   Contract value or entire account balance

*) Failure to provide your Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL SURRENDERS

Your financial advisor can help you set up automated transfers among your subaccounts or fixed account or partial surrenders from the accounts.

You can start or stop this service by written request or other method acceptable to us. You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers to the fixed account or the Special DCA account are not allowed.

- Automated surrenders may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial surrenders are in effect.

- Automated partial surrenders may result in IRS taxes and penalties on all or part of the amount surrendered.

- The balance in any account from which you make an automated transfer or automated partial surrender must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.

- If we must suspend your automated transfer or automated partial surrender arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.

- If a PN program is in effect, you are not allowed to set up automated transfers except in connection with a Special DCA account.


- If you have Withdrawal Benefit rider, you may set up automated partial surrenders up to the benefit amount available for withdrawal under the rider.


MINIMUM AMOUNT
Transfers or surrenders:   $50

MAXIMUM AMOUNT
Transfers or surrenders:   None (except for automated transfers from the fixed
account)

 3 BY TELEPHONE


Call:


(800) 541-2251 (TOLL FREE)
(518) 869-8613

MINIMUM AMOUNT
Transfers or surrenders:   $250 or entire contract balance

MAXIMUM AMOUNT
Transfers:                 Contract value or entire account balance
Surrenders:                $50,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or surrender requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone surrender within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers or surrenders are automatically available. You may request that telephone transfers or surrenders not be authorized from your account by writing to us.

SURRENDERS

You may surrender all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. We will process your surrender request on the valuation date we receive it. If we receive your surrender request in

RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
                                   VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  45
good order at our corporate office before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender request at our corporate office at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. We may ask you to return the contract. You may have to pay contract administrative charges, surrender charges, ROPP charges, MAV charges, 5-Year MAV charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make surrenders after annuity payouts begin except under Plan E (see "The Annuity Payout Period -- Annuity Payout Plans").


Any partial surrenders you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected also will be reduced. If you have elected the Withdrawal Benefit rider and your partial surrenders in any contract year exceed the permitted surrender amount under the terms of the Withdrawal Benefit rider, your benefits under the rider may be reduced (see "Optional Benefits -- Guaranteed Minimum Withdrawal Benefit"). Any partial surrender request that exceeds the amount allowed under the riders and impacts the guarantees provided, will not be considered in good order until we receive a signed Benefit Impact Acknowledgement form showing the affect of the surrender on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you. In addition, surrenders you are required to take to satisfy the RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").


SURRENDER POLICIES
If you have a balance in more than one account and you request a partial surrender, we will withdraw money from all your subaccounts and/or the fixed account, in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. We will not withdraw money from any Special DCA account you may have.

RECEIVING PAYMENT

 1 BY REGULAR OR EXPRESS MAIL

- payable to you;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

 2 BY WIRE

- request that payment be wired to your bank;

- bank account must be in the same ownership as your contract; and

- pre-authorization required.

NOTE: We will charge you a fee if you request that payment be wired to your bank. For instructions, please contact your financial advisor.

Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:

  - the surrender amount includes a purchase payment check that has not cleared;

  - the NYSE is closed, except for normal holiday and weekend closings;

  - trading on the NYSE is restricted, according to SEC rules;

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities.

Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements

46 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY - NEW YORK -- PROSPECTUS under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

  - you are at least age 59 1/2;

  - you are disabled as defined in the Code;

  - you severed employment with the employer who purchased the contract;

  - the distribution is because of your death;


  - the distribution is due to plan termination; or



  - you are a military reservist.


- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

- If the contract has a loan provision, the right to receive a loan is described in detail in your contract. Loans will not be available if you have selected the Withdrawal Benefit or Accumulation Benefit rider.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. If you are a natural person and you own a nonqualified annuity, you may change the annuitant or successor annuitant if the request is made before annuity payments begin and while the existing annuitant is living. The change will become binding on us when we receive and record it. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

Please consider carefully whether or not you wish to change ownership of your nonqualified annuity if you have elected the MAV, 5-Year MAV, ROPP, Accumulation Benefit or Withdrawal Benefit. If you change ownership of your contract, we will terminate the ROPP. In addition, the terms of the MAV and the 5-Year MAV will change due to a change of ownership. If the new owner is older than age 75, the MAV and 5-Year MAV will terminate. If the MAV or the 5-Year MAV on the date of ownership change is greater than the account value on the date of the ownership change, we will set the MAV or the 5-Year MAV equal to the account value. Otherwise, the MAV or the 5-Year MAV value will not change due to a change in ownership. The Accumulation Benefit rider and the Withdrawal Benefit rider will continue upon change of ownership. Please see the descriptions of these riders in "Optional Benefits."

The rider charges described in "Charges" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force) for any rider that continues after a change of ownership. We reserve the right to assess charges for the number of days the rider was in force for any rider that is terminated due to a change of ownership.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in similar capacity, ownership of the contract may be transferred to the annuitant.


RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
                                   VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  47

BENEFITS IN CASE OF DEATH -- STANDARD DEATH BENEFIT

We will pay the death benefit to your beneficiary upon your death. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner. If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary as follows:

If you are age 75 or younger on the date we issue the contract, the beneficiary receives the greater of:

- contract value, less any purchase payment credits subject to reversal, less any applicable rider charges; or

- purchase payments minus adjusted partial surrenders.

If you are age 76 or older on the date we issue the contract, the beneficiary receives the contract value, less any purchase payment credits subject to reversal, less any applicable rider charges.



ADJUSTED PARTIAL SURRENDERS   =    PS X DB
                                  ---------
                                      CV








PS     =  the partial surrender including any applicable surrender charge.
DB     =  the death benefit on the date of (but prior to) the partial surrender.
CV     =  the contract value on the date of (but prior to) the partial surrender.


EXAMPLE OF STANDARD DEATH BENEFIT CALCULATION WHEN YOU ARE AGE 75 OR YOUNGER ON THE CONTRACT EFFECTIVE DATE:

- You purchase the contract with a payment of $20,000.

- During the second contract year the contract value falls to $18,000, at which point you take a $1,500 partial surrender, leaving a contract value of $16,500.

  We calculate the death benefit as follows:

The total purchase payments minus adjustments for partial surrenders:
Total purchase payments                                                                 $20,000
        minus adjusted partial surrenders, calculated as:
        $1,500 x $20,000
        ----------------  =                                                              -1,667
             $18,000
        for a death benefit of:                                                         $18,333



EXAMPLE OF STANDARD DEATH BENEFIT CALCULATION WHEN YOU ARE AGE 76 OR OLDER ON THE CONTRACT EFFECTIVE DATE:

- You purchase the contract with a payment of $20,000.

- During the second contract year the contract value falls to $18,000, at which point you take a $1,500 partial surrender leaving a contract value of $16,500.

We calculate the death benefit to be $16,500.

IF YOU DIE BEFORE YOUR SETTLEMENT DATE
When paying the beneficiary, we will process the death claim on the valuation date that our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the settlement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must give us written instructions to continue the contract as owner. If your spouse elects to keep the contract as owner, the following describes the standard death benefit:


- If your spouse was age 75 or younger as of the date we issued the contract, the beneficiary of your spouse's contract receives the greater of:

  - contract value, less any purchase payment credits subject to reversal, less any applicable rider charges; or

  - purchase payments minus adjusted partial surrenders.

If your spouse was age 76 or older as of the date we issued the contract, the beneficiary of your spouse's contract receives the contract value, less any purchase payment credits subject to reversal, less any applicable rider charges.

If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders.


48  RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
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

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. We must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES


- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, as long as he or she is eligible, with the contract value equal to the death benefit that would otherwise have been paid or elect an annuity payout plan or another plan agreed to by us. If your spouse elects to treat the contract as his/her own, the following describes the standard death benefit:


- If your spouse was age 75 or younger as of the date we issued the contract, the beneficiary of your spouse's contract receives the greater of:

  - contract value, less any purchase payment credits subject to reversal, less any applicable rider charges; or

  - purchase payments less minus adjusted partial surrenders.

If your spouse was age 76 or older as of the date we issued the contract, the beneficiary of your spouse's contract receives the contract value, less any purchase payment credits subject to reversal, less any applicable rider charges.

If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.

If your spouse elects a payout plan, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout, or if death occurs after attaining age 70 1/2, we will pay the beneficiary in a lump sum unless the beneficiary elects to receive payouts under any annuity payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.


Additionally, any optional riders, if selected, will terminate. In the event of your beneficiary's death, their beneficiary can elect to take a lump sum payment or to continue the alternative payment plan following the schedule of minimum withdrawals established based on the life expectancy of your beneficiary.


- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS


The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.


OPTIONAL DEATH BENEFITS

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT (ROPP)
The ROPP is intended to provide additional death benefit protection in the event of fluctuating fund values. This is an optional benefit that you may select for an additional annual charge (see "Charges"). If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of:

- contract value, less any purchase payment credits subject to reversal, less any applicable rider charges; or

- purchase payments minus adjusted partial surrenders.


RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
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

ADJUSTED PARTIAL SURRENDERS FOR THE ROPP DEATH BENEFIT   =    PS X DB
                                                             ---------
                                                                 CV







PS     =  the amount by which the contract value is reduced as a result of the partial surrender.
DB     =  the death benefit on the date of (but prior to) the partial surrender.
CV     =  the contract value on the date of (but prior to) the partial surrender.


If you are age 76 or older at contract issue, you may choose to add the ROPP to your contract. Generally, you must elect the ROPP at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the ROPP may be after we issue the contract according to terms determined by us and at our sole discretion. We reserve the right to discontinue offering the ROPP for new contracts.

When annuity payouts begin, or if you terminate the contract for any reason other than death, this rider will terminate.

TERMINATING THE ROPP
- You may terminate the ROPP rider within 30 days of the first contract anniversary after the rider effective date.

- You may terminate the ROPP rider within 30 days of any contract anniversary beginning with the seventh contract anniversary.

- The ROPP rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

If you terminate the ROPP, the standard death benefit applies.

For an example, see Appendix B.

IF YOUR SPOUSE IS THE SOLE BENEFICIARY, he or she may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid under the ROPP. To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to keep the contract in force. IF YOUR SPOUSE WAS AGE 76 OR OLDER AS OF THE DATE WE ISSUED THE CONTRACT, he or she may choose to continue the ROPP. In that case, the ROPP rider charges described in "Charges -- ROPP Rider Fee" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the ROPP rider. Your spouse also has the option of discontinuing the ROPP rider within 30 days of the date he or she elects to continue the contract. If your spouse was age 75 or younger as of the date we issued the contract, the ROPP will terminate.

NOTE: For special tax considerations associated with the ROPP, see "Taxes."

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT (MAV)
The MAV is intended to provide additional death benefit protection in the event of fluctuating fund values. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The MAV does not provide any additional benefit before the first contract anniversary after the rider effective date. The MAV may be of less value if you are older since we stop resetting the maximum anniversary value at age 81. Although we stop resetting the maximum anniversary value at age 81, the MAV rider fee continues to apply until the rider terminates. In addition, the MAV does not provide any additional benefit with respect to fixed account or Special DCA account during the time you have amounts allocated to these accounts. Be sure to discuss with your financial advisor whether or not the MAV is appropriate for your situation.

If you are age 75 or younger at contract issue, you may choose to add the MAV to your contract. Generally, you must elect the MAV at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the MAV may be after we issue the contract according to terms determined by us and at our sole discretion. We reserve the right to discontinue offering the MAV for new contracts.

On the first contract anniversary after the rider effective date we set the maximum anniversary value equal to the highest of your (a) current contract value, or (b) total purchase payments minus adjusted partial surrenders. Every contract anniversary after that, through age 80, we compare the previous anniversary's maximum anniversary value plus subsequent purchase payments less subsequent adjusted partial surrenders to the current contract value and we reset the maximum anniversary value to the higher of these values. We stop resetting the maximum anniversary value at age 81. However, we continue to add subsequent purchase payments and subtract adjusted partial surrenders from the maximum anniversary value.

If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of:

- contract value, less any purchase payment credits subject to reversal, less any applicable rider charges; or

- purchase payments minus adjusted partial surrenders; or

- the maximum anniversary value as calculated on the most recent contract anniversary plus subsequent purchase payments made to the contract minus adjustments for partial surrenders since that contract anniversary.


50 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

TERMINATING THE MAV
- You may terminate the MAV rider within 30 days of the first contract anniversary after the rider effective date.

- You may terminate the MAV rider within 30 days of any contract anniversary beginning with the seventh contract anniversary.

- The MAV rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

- The MAV rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.

If you terminate the MAV, the standard death benefit applies.

For an example, see Appendix B.

IN GENERAL, IF YOUR SPOUSE IS THE SOLE BENEFICIARY, your spouse may choose to continue the contract as the contract owner. The contract value will be equal to the death benefit that would otherwise have been paid under the MAV. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. If your spouse has reached age 76 at the time he or she elects to continue the contract, the MAV rider will terminate. If your spouse has not yet reached age 76 at the time he or she elects to continue the contract, he or she may choose to continue the MAV rider. In this case, the rider charges described in "Charges" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the MAV rider. If, at the time he or she elects to continue the contract, your spouse has not yet reached age 76 and chooses not to continue the MAV rider, the contract value will be increased to the MAV death benefit amount if it is greater than the contract value on the death benefit valuation date.

MAXIMUM FIVE YEAR ANNIVERSARY VALUE DEATH BENEFIT (5-YEAR MAV)
The 5-Year MAV is intended to provide additional death benefit protection in the event of fluctuating fund values. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The 5-Year MAV does not provide any additional benefit before the fifth contract anniversary after the rider effective date. The 5-Year MAV may be of less value if you are older since we stop resetting the maximum anniversary value at age 81. Although we stop resetting the maximum five year anniversary value at age 81, the 5-Year MAV rider fee continues to apply until the rider terminates. In addition, the 5-Year MAV does not provide any additional benefit with respect to fixed account or Special DCA account during the time you have amounts allocated to these accounts. Be sure to discuss with your financial advisor whether or not the 5-Year MAV is appropriate for your situation.

If you are age 75 or younger at contract issue, you may choose to add the 5-Year MAV to your contract. Generally, you must elect the 5-Year MAV at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the 5-Year MAV may be after we issue the contract according to terms determined by us and at our sole discretion. We reserve the right to discontinue offering the 5-Year MAV for new contracts.

On the 5th contract anniversary after the rider effective date we set the maximum anniversary value equal to the highest of your (a) current contract value, or (b) total purchase payments minus adjusted partial surrenders. Every 5th contract anniversary after that, through age 80, we compare the previous 5-year anniversary's maximum anniversary value plus subsequent purchase payments less subsequent adjusted partial surrenders to the current contract value and we reset the maximum anniversary value to the higher of these values. We stop resetting the maximum anniversary value at age 81. However, we continue to add subsequent purchase payments and subtract adjusted partial surrenders from the 5-Year MAV.

If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of:

- contract value, less any purchase payment credits subject to reversal, less any applicable rider charges; or

- purchase payments minus adjusted partial surrenders; or

- the maximum anniversary value as calculated on the most recent 5th contract anniversary plus subsequent purchase payments made to the contract minus adjustments for partial surrenders since that contract anniversary.

TERMINATING THE 5-YEAR MAV
- You may terminate the 5-Year MAV rider within 30 days of the first contract anniversary after the rider effective date.

- You may terminate the 5-Year MAV rider within 30 days of any contract anniversary beginning with the seventh contract anniversary.

- The 5-Year MAV rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

- The 5-Year MAV rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.

If you terminate the 5-Year MAV, the standard death benefit applies.

For an example, see Appendix B.


RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
                                   VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  51

IN GENERAL, IF YOUR SPOUSE IS THE SOLE BENEFICIARY, your spouse may choose to continue the contract as the contract owner. The contract value will be equal to the death benefit that would otherwise have been paid under the 5-Year MAV. To do this your spouse must within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. If your spouse has reached age 76 at the time he or she elects to continue the contract, the 5-Year MAV rider will terminate. If your spouse has not yet reached age 76 at the time he or she elects to continue the contract, he or she may choose to continue the 5-Year MAV rider. In this case, the rider charges described in "Charges" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the 5-Year MAV rider. If, at the time he or she elects to continue the contract, your spouse has not yet reached age 76 and chooses not to continue the 5-Year MAV rider, the contract value will be increased to the 5-Year MAV death benefit amount if it is greater than the contract value on the death benefit valuation date.


OPTIONAL LIVING BENEFITS

GUARANTEED MINIMUM ACCUMULATION BENEFIT (ACCUMULATION BENEFIT) RIDER
The Accumulation Benefit rider is an optional benefit that you may select for an additional charge. It is available for nonqualified and qualified annuities except under 401(a) and 401(k) plans. The Accumulation Benefit rider specifies a waiting period that ends on the benefit date. The Accumulation Benefit rider provides a one-time adjustment to your contract value on the benefit date if your contract value is less than the Minimum Contract Accumulation Value (defined below) on that benefit date.

If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Benefit rider will terminate without value and no benefits will be paid. EXCEPTION: if you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Benefit rider on the valuation date your contract value reached zero.

If you are 80 or younger at contract issue, you may elect the Accumulation Benefit at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Benefit rider may not be terminated once you have elected it except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Benefit rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further charges for the rider will be deducted. The Accumulation Benefit may not be purchased with the optional Withdrawal Benefit rider. When the rider ends, you may be able to purchase another optional rider we then offer by written request received within 30 days of that contract anniversary date.

You should consider whether a Accumulation Benefit rider is appropriate for you because:


- you must participate in the PN program and you must be invested in one of the model portfolios or investment options. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts or the fixed account that are available under the contract to other contract owners who do not elect this rider. You may allocate qualifying purchase payments and applicable purchase payment credits to the Special DCA account, when available (see "The Special DCA Account"), and will make monthly transfers into the model portfolio or investment option you have chosen. (See "Making the Most of Your Contract -- Portfolio Navigator Program");


- you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Benefit rider. Some exceptions apply (see "Additional Purchase Payments with Elective Step Up" below);

- if you purchase this contract as a qualified annuity, for example, an IRA, you may need to take partial surrenders from your contract to satisfy the RMDs under the Code. Partial surrenders, including those used to satisfy RMDs, will reduce any potential benefit that the Accumulation Benefit rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;

- if you think you may surrender all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Benefit rider, which is the length of the waiting period under the Accumulation Benefit rider, in order to receive the benefit, if any, provided by the Accumulation Benefit rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Benefit rider may provide;


- the 10 year waiting period under the Accumulation Benefit rider will restart if you exercise the elective step-up option (described below) or your surviving spouse exercises the spousal continuation elective step-up (described below); and



52 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

- the 10 year waiting period under the Accumulation Benefit rider may be restarted if you elect to change your model portfolio to one that causes the Accumulation Benefit rider charge to increase (see "Charges").

Be sure to discuss with your sales representative whether an Accumulation Benefit rider is appropriate for your situation.

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE OPERATION OF THE ACCUMULATION BENEFIT:
BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.

MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Benefit rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.

ADJUSTMENTS FOR PARTIAL SURRENDERS: The adjustment made for each partial surrender from the contract is equal to the amount derived from multiplying (a) and (b) where:

(a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial surrender to the contract value on the date of (but immediately prior to) the partial surrender; and

(b) is the MCAV on the date of (but immediately prior to) the partial surrender.

WAITING PERIOD: The waiting period for the rider is 10 years.


We reserve the right to restart the waiting period on the latest contract anniversary if you change your PN program investment option (or change from a PN program model portfolio to an investment option) after we have exercised our rights to increase the rider fee.


Your initial MCAV is equal to your initial purchase payment and any purchase payment credit. It is increased by the amount of any subsequent purchase payments and purchase payment credits received within the first 180 days that the rider is effective. It is reduced by any adjustments for partial surrenders made during the waiting period.

AUTOMATIC STEP UP
On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1. 80% of the contract value on the contract anniversary; or

2. the MCAV immediately prior to the automatic step up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be surrendered or paid upon death. Rather, the Automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).

ELECTIVE STEP UP OPTION
Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.


When you exercise the annual elective step up, we may be charging more for the Accumulation Benefit rider at that time. If your MCAV is increased as a result of the elective step up and we have increased the fee for the Accumulation Benefit rider, the fee will be the fee that is in effect on the valuation date we receive your written request to step up for the entire contract year. In addition, the waiting period will restart as of the most recent contract anniversary. Failure to exercise this elective step up in subsequent years will not reinstate any prior waiting period. Rather, the waiting period under the rider will always commence from the most recent anniversary for which the elective step up option was exercised.


The elective step up does not create contract value, guarantee the performance of any investment option or provide any benefit that can be surrendered or paid upon death. Rather the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

ADDITIONAL PURCHASE PAYMENTS WITH ANNUAL ELECTIVE STEP UPS
If your MCAV is increased as a result of Elective step up, you have 180 days from the latest contract anniversary to make additional purchase payments, if allowed under the base contract. The MCAV will include the amount of any additional purchase payments and purchase payment credits (if applicable) received during this period.


RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
                                   VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  53

SPOUSAL CONTINUATION
If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Benefit rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up for the entire contract year. In addition, the waiting period will restart as of the most recent contract anniversary.

TERMINATING THE RIDER
The rider will terminate under the following conditions:

  The rider will terminate before the benefit date without paying a benefit on the date:

  - you take a full surrender; or

  - annuitization begins; or

  - the contract terminates as a result of the death benefit being paid.

  The rider will terminate on the benefit date.

For an example, see Appendix B.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER (WITHDRAWAL BENEFIT AND ENHANCED WITHDRAWAL BENEFIT)

The Withdrawal Benefit rider is an optional benefit that you may select for an additional annual charge if you are 80 or younger on the date the contract is issued. It is available for nonqualified and qualified annuities except under 401(a) and 401(k) plans.



The Withdrawal Benefit rider is not available under an inherited qualified annuity.


You must have elected the Withdrawal Benefit rider when you purchased your contract (original rider). The original rider you received at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three contract years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.

We offered you the option of replacing the original rider with a new Withdrawal Benefit (enhanced rider). The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three contract years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.

The Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments plus any purchase payment credits. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a surrender charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP -- the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments and purchase payment credits for the first three contract years, and the GBP in all other years.

If you withdraw an amount greater than the allowed amount in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:

- surrender charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

- the guaranteed benefit amount will be adjusted as described below; and

- the remaining benefit amount will be adjusted as described below.

For a partial withdrawal that is subject to a surrender charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge (see "Charges -- Surrender Charge"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Surrenders").


54 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

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Once elected, the Withdrawal Benefit rider may not be cancelled by you and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Withdrawal Benefit rider, you may not select the Accumulation Benefit rider. If you exercise the annual step up election (see "Elective Step Up" and "Annual Step Up" below), the special spousal continuation step up election (see "Spousal Continuation and Special Spousal Continuation Step Up" below) or change your Portfolio Navigator investment option (or change from a PN program model portfolio to an investment option), the rider charge may change (see "Charges").


Withdrawal Benefit is subject to certain restrictions and limitations described below:


- USE OF PORTFOLIO NAVIGATOR PROGRAM REQUIRED: You must participate in the PN program with this rider (see "Making the Most of Your Contract -- Portfolio Navigator Program"). The PN program limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts or the fixed account that are available under the contract to contract owners who do not elect this rider. You may allocate qualifying purchase payments and applicable purchase payment credits to the Special DCA account, when available (see "The Special DCA Account"), and will make monthly transfers into the model portfolio or investment option you have chosen. (See "Making the Most of Your Contract -- Portfolio Navigator Program.");


- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). Therefore, Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor if you selected this optional rider and if you have any questions about the use of this rider in your tax situation;

- LIMITATIONS ON PURCHASE PAYMENTS: Currently, we limit the cumulative amount of purchase payments to $100,000.

- NON-CANCELABLE: Once elected, the Withdrawal Benefit rider may not be cancelled by you and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.

- INTERACTION WITH THE TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw in each contract year without incurring a surrender charge (see "Charges -- Surrender Charge"). The TFA may be greater than the GBP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the GBP is subject to the excess withdrawal processing for the GBA and RBA described below.

You should consult your tax advisor if you have any questions about the use of this rider in your tax situation:


- TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITIES: Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59 1/2 may also incur a 10% IRS early withdrawal penalty and may be considered taxable income;


- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the guaranteed amount of withdrawal available under the rider and such withdrawals may reduce future benefits guaranteed under the rider. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to discontinue this administrative practice and will give you 30 days' written notice of any such change.

For contract holders subject to annual RMD rules under Section 401(a)(9) of the Code, amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider, subject to the following rules and our current administrative practice:

If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,

- A Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the value of the RBP from the beginning of the current contract year.

- Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

- Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.

- Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described by the rider.

The ALERMDA is:

(1) determined by us each calendar year;

(2) based on the value of this contract alone on the date it is determined; and


RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
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(3) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:

1.  IRAs under Section 408(b) of the Code;

2.  Roth IRAs under Section 408A of the Code;

3.  SIMPLE IRA under Section 408(p) of the Code;

4.  SEP plans under Section 408 (k) of the Code;

5.  Custodial and investment only plans under Section 401 (a) of the Code;

6.  TSAs under Section 403(b) of the Code.

In the future, the requirements under tax law for such distributions may change and the life expectancy amount calculation provided under your rider may not be sufficient to satisfy the requirements under the tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements would exceed your available withdrawal amount and may result in the reduction of your GBA and/or RBA as described under the excess withdrawal provision of the rider.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. some ownerships by trusts and charities), we will calculate the life expectancy RMD amount as zero in all years. The annual life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE ANNUAL STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.

GUARANTEED BENEFIT AMOUNT
The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, plus any purchase payment credits, adjusted for subsequent purchase payments, any purchase payment credits, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

The GBA is determined at the following times:

- At contract issue -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

- When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment and purchase payment credit are added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:

a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the GBA remains unchanged. Note that if the partial withdrawal is taken during the first three contract years, the GBA and the GBP are calculated after the reversal of any prior step ups;

b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. Note that if the partial withdrawal is taken during the first three contract years, the GBA and the GBP are calculated after the reversal of any prior step ups:

c) under the original rider in a contract year after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. Note that the GBA and the GBP are calculated after the reversal of any prior step ups:

GBA EXCESS WITHDRAWAL PROCESSING
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.


56 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

REMAINING BENEFIT AMOUNT
The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

The RBA is determined at the following times:

- At contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credit;

- When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own RBA equal to the amount of the purchase payment plus any purchase payment credit. The total RBA when an additional purchase payment and purchase payment credit are added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

- At step up  -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:

a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. Note that if the partial withdrawal is taken during the first three contract years, the RBA and the GBP are calculated after the reversal of any prior step ups;

b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. Note that if the partial withdrawal is taken during the first three contract years, the RBA and the GBP are calculated after the reversal of any prior step ups;

c) under the original rider after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. Note that the RBA and the GBP are calculated after the reversal of any prior step ups.

RBA EXCESS WITHDRAWAL PROCESSING
The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT
Under the original rider, the GPB is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted.

Under the original an rider, the GBP equal to 7% of the GBA. Under the enhanced rider, the GBP is the lesser of (a) 7% of the GBA; or (b) the RBA.

Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

REMAINING BENEFIT PAYMENT
Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.

Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.

Each additional purchase payment has its own RBP established equal to that payment's GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.


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ELECTIVE STEP UP (UNDER THE ORIGINAL RIDER ONLY)
You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

- if you do not take any withdrawals during the first three contract years, you may step up annually beginning with the first contract anniversary;

- if you take any withdrawals during the first three contract years, the annual elective step up will not be available until the third contract anniversary;

- if you step up on the first or second contract anniversary but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal processing discussed under the "Guaranteed Benefit Amount" and "Remaining Benefit Amount" headings above, and to surrender charges; and

- you may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:

- The effective date of the elective step up is the valuation date we receive your written request to step up.

- The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step up.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value on the valuation date we receive your written request to step up.

- The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the step up; or (b) 7% of the GBA after the step up.

- The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

ANNUAL STEP UP (UNDER THE ENHANCED RIDER ONLY)
Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, and RBP, and may extend the payment period or increase allowable payment.

The annual step up is subject to the following rules:

- The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

- If the application of the step does not increase the rider charge (see the "Withdrawal Benefit Rider Fee" provision in the prospectus), the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the first three contract years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

- You may take withdrawals on or after the third contract anniversary without reversal of previous step ups. The annual step up will be determined as follows:

- The RBA will be increased to an amount equal to the contract value on the step up date.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

- The GBP will be calculated as described earlier, but based on the increased GBA and RBA.


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- The RBP will be reset as follows:

(a) Prior to any withdrawals during the first three contract years, the RBP will not be affected by the step up.

(b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but not less than zero.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP
If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up on contract anniversaries.

A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse's election to continue the contract.

Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse's written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date.

If a spousal continuation step up is elected and we have increased the charge for the rider, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue the administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step up. If the spousal continuation step up is processed automatically, the step up date is the valuation date the spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step up if we receive the request by the close of business on that day, otherwise the next valuation date.

REMAINING BENEFIT AMOUNT PAYOUT OPTION
Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Withdrawal Benefit.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

IF CONTRACT VALUE REDUCES TO ZERO
If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

- you will be paid according to the annuity payout option described above;

- we will no longer accept additional purchase payments;

- you will no longer be charged for the rider;

- any attached death benefit riders will terminate; and

- the death benefit becomes the remaining payments under the annuity payout option described above.

If the contract value falls to zero and the RBA is depleted, the Withdrawal Benefit rider and the contract will terminate.

For an example, see Appendix B.


RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
                                   VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  59

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THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the settlement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any surrender charges under the payout plans listed below except under Plan E.


You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your settlement date after any rider charges have been deducted (less any applicable premium tax). During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise.


AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

- the annuity payout plan you select;


- the annuitant's age and, in most cases, the annuitant's sex;


- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. (Fixed payouts remain the same from month to month.)

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the annuitant's age and, when applicable, the annuitant's sex. (Where required by law, we will use a unisex table of settlement rates.)



Table A shows the amount of the first variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the settlement date, we will substitute an annuity table based on an assumed 3.5% investment return for the 5% Table A in the contract. The assumed investment return affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment return and payouts will decrease if the return is below the assumed investment rate. Using the 5% assumed interest rate Table A results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.


Table B shows the minimum amount of each fixed payout. Amounts in Table B are based on the guaranteed annual effective interest rate shown in your contract. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS
You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract value is used to purchase the payout plan:


- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.



- PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the settlement date. If the annuitant outlive the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.



- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether the annuitant is living or not.



- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.



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- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that the annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. The discount rate we use in the calculation will be either 5.17% or 6.67%, depending on the applicable assumed investment rate (See
  "Charges -- Surrender charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of the surrender to the full discounted value. A 10% IRS penalty tax could apply if you take a surrender. (See "Taxes.")



- WITHDRAWAL BENEFIT -- RBA PAYOUT OPTION: If you have a Withdrawal Benefit rider under your contract, you may elect the Withdrawal Benefit RBA payout option as an alternative to the above annuity payout plans. This option may not be available if the contract is issued to qualify under Sections 403 or 408 of the Code. For such contracts, this option will be available only if the guaranteed payout period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using life expectancy tables published by IRS. Under this option, the amount payable each year will be equal to the future schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see "Optional Benefits -- Withdrawal Benefit"). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the settlement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and payouts are made:

- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before your settlement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed. Contract values that you allocated to the fixed account will provide fixed dollar payouts and contract values that you allocated among the subaccounts will provide variable annuity payouts.


IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time amounts are applied to a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.


DEATH AFTER ANNUITY PAYOUTS BEGIN: If you die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES


Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.


NONQUALIFIED ANNUITIES

Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.



ANNUITY PAYOUTS: Generally, unlike surrenders described below, the taxation of annuity payouts is subject to exclusion ratios, i.e. a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the


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annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout
Period -- Annuity Payout Plans.")

SURRENDERS: Generally, if you surrender all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your surrender will be taxed to the extent that the contract value immediately before the surrender exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.

You also may have to pay a 10% IRS penalty for surrenders of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or surrender, including surrenders under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, and you have a valid U.S. address, you may be able to elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full surrender) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.


DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. Any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See also "Benefits in Case of Death -- If You Die Before the Settlement Date").


ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.

PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

- because of your death or in the event of nonnatural ownership, the death of the annuitant;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if it is allocable to an investment before Aug. 14, 1982; or

- if annuity payouts are made under immediate annuities as defined by the Code.

TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a surrender for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.


1035 EXCHANGES: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contract while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the cost basis from the old policy or contract to the new policy or contract. A 1035 exchange is a transfer from one policy or contract to another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contracts, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term care insurance contract, or (4) the exchange of a qualified long-term care insurance contract for a qualified long-term insurance


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contract. However, if the life insurance policy has an outstanding loan, there may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.



For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, IRS Revenue Procedure 2008-24 states if withdrawals are taken from either contract within a 12 month period following a partial exchange, the 1035 exchange may be invalidated. In that case, the following will occur 1) the tax-free nature of the partial exchange can be lost,
2) the exchange will be retroactively treated as a taxable surrender on the lesser of the earnings in the original contract or the amount exchanged and 3) the entire amount of the exchange will be treated as a purchase into the second contract. You may receive an amended form 1099-R reporting an invalidated exchange. (If certain life events occur between the date of the partial exchange and the date of the withdrawal in the first 12 months, the partial exchange could remain valid.) You should consult your tax advisor before taking any surrender from either contract.



ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and you may have to pay a 10% IRS penalty.


QUALIFIED ANNUITIES
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

SURRENDERS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire surrender will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

SURRENDERS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.


REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans (except for Roth IRAs) are subject to required surrenders called required minimum distributions ("RMDs") beginning at age 70 1/2. RMDs are based on the fair market value of your contract at year-end divided by life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) are subject to special RMD rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a surrender, including surrenders under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.


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WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.

In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

- the payout is a RMD as defined under the Code;

- the payout is made on account of an eligible hardship; or

- the payout is a corrective distribution.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

- because of your death;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);


- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);



- to pay certain medical or education expenses (IRAs only); or



- if the distribution is made from an inherited IRA.



DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See also "Benefits in Case of Death -- If You Die Before the Settlement Date").


ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.

OTHER
PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when surrendered or paid out.

SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial surrenders from your contract. However, the IRS may determine that these charges should be treated as partial surrenders subject to taxation to the extent of any gain as well as the 10% tax penalty for surrenders before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial surrenders if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


RIVERSOURCE LIFE OF NY'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any withholding because of


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federal or state income taxes. made against the subaccounts for federal income taxes and there is no withholding. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.


TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or

- in our judgment, the funds no longer are suitable (or no longer the most suitable) for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio -- Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.


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ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER
RiverSource Distributors, Inc. ("RiverSource Distributors"), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 5.75% of purchase payments on the contract as well as service/trail commissions of up to 1.00% based on annual total contract value for as long as the contract remains in effect. We also may pay a temporary additional sales commission of up to 1.00% of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its financial advisor in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your financial advisor for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.

We pay the commissions and other compensation described above from our assets. Our assets include:

- revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see "Expense Summary");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- the funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds"); and

- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including surrender charges; and

- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER
We issue the contracts. We are a stock life insurance company organized in 1972 under the laws of the state of New York and are located at 20 Madison Avenue Extension, Albany, New York 12203. Our mailing address is P.O. Box 5144, Albany, New York 12205. We are a wholly-owned subsidiary of RiverSource Life Insurance Company, which is a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS
RiverSource Life of NY is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.

RiverSource Life of NY is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life of NY believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


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                                   APPENDICES

The purpose of these appendices is to illustrate the operation of various contract features and riders and to provide condensed financial history disclosure regarding the subaccounts. In order to demonstrate these contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, Special DCA account, fixed account and the fees and charges that apply to your contract.

The examples of the optional riders and death benefits in Appendix B include partial surrenders to illustrate the effect of these partial surrenders on the particular benefit. These examples are intended to show how the optional riders and death benefits operate, and do not take into account whether a particular optional rider or death benefit is part of a qualified annuity. Qualified annuities are subject to RMDs at certain ages (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions") which may require you to take partial surrenders from the contract. If you are considering the addition of certain death benefits and/or optional riders to a qualified annuity, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implication to you.


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APPENDIX A: EXAMPLE -- SURRENDER CHARGES


FULL SURRENDER CHARGE CALCULATION -- TEN-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge for a full surrender on a RAVA Advantage Plus contract with a ten-year surrender charge schedule with the following history:

- we receive a single $100,000 purchase payment; and

- you surrender the contract for its total value during the fourth contract year. The surrender charge percentage in the fourth year after a purchase payment is 7.0%; and

- you have made no prior partial surrenders.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------

                                                           CONTRACT       CONTRACT
                                                          WITH GAIN      WITH LOSS
             Contract Value at time of full surrender:   $120,000.00    $ 80,000.00
                  Contract Value on prior anniversary:    115,000.00      85,000.00
STEP 1.   We determine the Total Free Amount (TFA)
          available in the contract as the greatest of
          the earnings or 10% of the prior anniversary
          value:
                             Earnings in the contract:     20,000.00           0.00
               10% of the prior anniversary's contract     11,500.00       8,500.00
                                                value:
                                                         -----------    -----------
                                    Total Free Amount:     20,000.00       8,500.00
STEP 2.   We determine the TFA that is from Purchase
          Payments:
                                    Total Free Amount:     20,000.00       8,500.00
                             Earnings in the contract:     20,000.00           0.00
              Purchase Payments being Surrendered Free          0.00       8,500.00
                                                (PPF):
STEP 3.   We calculate the Premium Ratio (PR):
                  PR = [WD - TFA] / [CV - TFA]
                                                  WD =    120,000.00      80,000.00    = the amount of the
                                                                                         surrender
                                                 TFA =     20,000.00       8,500.00    = the total free amount,
                                                                                         step 1
                                                  CV =    120,000.00      80,000.00    = the contract value at
                                                                                         the time of the
                                                                                         surrender
                                                  PR =          100%           100%    = the premium ratio
STEP 4.   We calculate Chargeable Purchase Payments
          being Surrendered (CPP):
                    CPP = PR X (PP - PPF)
                                                  PR =          100%           100%    = premium ratio, step 3
                                                  PP =    100,000.00     100,000.00    = purchase payments not
                                                                                         previously surrendered
                                                 PPF =          0.00       8,500.00    = purchase payments
                                                                                         being surrendered free,
                                                                                         step 2
                                                 CPP =    100,000.00      91,500.00
STEP 5.   We calculate the Surrender Charges:
                         Chargeable Purchase Payments:    100,000.00      91,500.00
                          Surrender Charge Percentage:            7%             7%
                                     Surrender Charge:      7,000.00       6,405.00
STEP 6.   We calculate the Net Surrender Value:           120,000.00      80,000.00
                           Contract Value Surrendered:     (7,000.00)     (6,405.00)
                   Contract Charge (assessed upon full        (30.00)        (30.00)
                                           surrender):
                          Net Full Surrender Proceeds:    112,970.00      73,565.00




68 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

PARTIAL SURRENDER CHARGE CALCULATION -- TEN-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge for a partial surrender on a RAVA Advantage Plus contract with a ten-year surrender charge schedule with the following history:

- we receive a single $100,000 purchase payment; and

- you request a gross partial surrender of $50,000 during the fourth contract year. The surrender charge percentage is 7.0%; and

- you have made no prior partial surrenders.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------

                                                         CONTRACT       CONTRACT
                                                        WITH GAIN      WITH LOSS
                   Contract Value at time of partial   $120,000.00    $ 80,000.00
                                          surrender:
                Contract Value on prior anniversary:    115,000.00      85,000.00
STEP 1.   We determine the Total Free Amount (TFA)
          available in the contract as the greatest
          of the earnings or 10% of the prior
          anniversary value:
                           Earnings in the contract:     20,000.00           0.00
             10% of the prior anniversary's contract     11,500.00       8,500.00
                                              value:
                                                       -----------    -----------
                                  Total Free Amount:     20,000.00       8,500.00
STEP 2.   We determine the Amount Free that is from
          Purchase Payments:
                                  Total Free Amount:     20,000.00       8,500.00
                           Earnings in the contract:     20,000.00           0.00
            Purchase Payments being Surrendered Free          0.00       8,500.00
                                              (PPF):
STEP 3.   We calculate the Premium Ratio (PR):
                    PR = [WD - TFA] / [CV - TFA]
                                                WD =     50,000.00      50,000.00    = the amount of the
                                                                                       surrender
                                               TFA =     20,000.00       8,500.00    = the total free amount,
                                                                                       step 1
                                                CV =    120,000.00      80,000.00    = the contract value at
                                                                                       the time of surrender
                                                PR =           30%            58%    = the premium ratio
STEP 4.   We calculate the Chargeable Purchase
          Payments being Surrendered (CPP):
                    CPP = PR X (PP - PPF)
                                                PR =           30%            58%    = premium ratio, step 3
                                                PP =    100,000.00     100,000.00    = purchase payments not
                                                                                       previously surrendered
                                               PPF =          0.00       8,500.00    = purchase payments being
                                                                                       surrendered free, step
                                                                                       2
                                               CPP =     30,000.00      53,108.39    = chargeable purchase
                                                                                       payments being
                                                                                       surrendered
STEP 5.   We calculate the Surrender Charges:
                       Chargeable Purchase Payments:     30,000.00      53,108.39
                        Surrender Charge Percentage:            7%             7%
                                   Surrender Charge:         2,100          3,718
STEP 6.   We calculate the Net Surrender Value:
                         Contract Value Surrendered:     50,000.00      50,000.00
                                   Surrender Charge:     (2,100.00)     (3,717.59)
                     Net Partial Surrender Proceeds:     47,900.00      46,282.41




RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
                                   VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  69

FULL SURRENDER CHARGE CALCULATION -- THREE-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge for a full surrender on a RAVA Select Plus contract with a three-year surrender charge schedule with the following history:

- we receive a single $100,000 purchase payment; and

- you surrender the contract for its total value during the second contract year. The surrender charge percentage in the first completed year after a purchase payment is 7.0%; and

- you have made no prior partial surrenders.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------

                                                         CONTRACT       CONTRACT
                                                        WITH GAIN      WITH LOSS
           Contract Value at time of full surrender:   $120,000.00    $ 80,000.00
                Contract Value on prior anniversary:    115,000.00      85,000.00
STEP 1.   We determine the Total Free Amount (TFA)
          available in the contract as the greatest
          of the earnings or 10% of the prior
          anniversary value:
                           Earnings in the Contract:     20,000.00           0.00
             10% of the prior anniversary's contract     11,500.00       8,500.00
                                              value:
                                                       -----------    -----------
                                  Total Free Amount:     20,000.00       8,500.00
STEP 2.   We determine the FA that is from Purchase
          Payments:
                                  Total Free Amount:     20,000.00       8,500.00
                           Earnings in the contract:     20,000.00           0.00
            Purchase Payments being Surrendered Free          0.00       8,500.00
                                              (PPF):
STEP 3.   We calculate the Premium Ratio (PR):
                  PR = [WD - TFA] / [CV - TFA]
                                                WD =    120,000.00      80,000.00    = the amount of the
                                                                                       surrender
                                               TFA =     20,000.00       8,500.00    = the total free amount,
                                                                                       step 1
                                                CV =    120,000.00      80,000.00    = the contract value at
                                                                                       the time of the
                                                                                       surrender
                                                PR =          100%           100%
STEP 4.   We calculate Chargeable Purchase Payments
          being Surrendered (CPP):
                  CPP = PR X (PP - PPF)
                                                PR =          100%           100%    = premium ratio, step 3
                                                PP =    100,000.00     100,000.00    = purchase payments not
                                                                                       previously surrendered
                                               PPF =          0.00       8,500.00    = purchase payments being
                                                                                       surrendered free,  step
                                                                                       2
                                               CPP =    100,000.00      91,500.00
STEP 5.   We calculate the Surrender Charges:
                       Chargeable Purchase Payments:    100,000.00      91,500.00
                        Surrender Charge Percentage:            7%             7%
                                   Surrender Charge:      7,000.00       6,405.00
STEP 6.   We calculate the Net Surrender Value:         120,000.00      80,000.00
                         Contract Value Surrendered:     (7,000.00)     (6,405.00)
                 Contract Charge (assessed upon full        (30.00)        (30.00)
                                         surrender):
                        Net Full Surrender Proceeds:    112,970.00      73,565.00




70 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

PARTIAL SURRENDER CHARGE CALCULATION -- THREE-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge for a partial surrender on a RAVA Select Plus contract with a three-year surrender charge schedule with the following history:

- we receive a single $100,000 purchase payment; and

- you request a gross partial surrender of $50,000 during the second contract year. The surrender charge percentage is 7.0%; and

- you have made no prior partial surrenders.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------

                                                         CONTRACT       CONTRACT
                                                        WITH GAIN      WITH LOSS
                   Contract Value at time of partial   $120,000.00    $ 80,000.00
                                          surrender:
                Contract Value on prior anniversary:    115,000.00      85,000.00
STEP 1.   We determine the Total Free Amount (TFA)
          available in the contract as the greatest
          of the earnings or 10% of the prior
          anniversary value:
                           Earnings in the contract:     20,000.00           0.00
             10% of the prior anniversary's contract     11,500.00       8,500.00
                                              value:
                                                       -----------    -----------
                                  Total Free Amount:     20,000.00       8,500.00
STEP 2.   We determine the Amount Free that is from
          Purchase Payments:
                                  Total Free Amount:     20,000.00       8,500.00
                           Earnings in the contract:     20,000.00           0.00
            Purchase Payments being Surrendered Free          0.00       8,500.00
                                              (PPF):
STEP 3.   We calculate the Premium Ratio (PR):
                  PR = [WD - TFA] / [CV - TFA]
                                                WD =     50,000.00      50,000.00    = the amount of the
                                                                                       surrender
                                               TFA =     20,000.00       8,500.00    = the total free amount,
                                                                                       step 1
                                                CV =    120,000.00      80,000.00    = the contract value at
                                                                                       the time of surrender
                                                PR =           30%            58%    = the premium ratio
STEP 4.   We calculate the Chargeable Purchase
          Payments being Surrendered (CPP):
                  CPP = PR X (PP  -  PPF)
                                                PR =           30%            58%    = premium ratio, step 3
                                                PP =    100,000.00     100,000.00    = purchase payments not
                                                                                       previously surrendered
                                               PPF =          0.00       8,500.00    = purchase payments being
                                                                                       surrendered free, step
                                                                                       2
                                               CPP =     30,000.00      53,108.39    = chargeable purchase
                                                                                       payments being
                                                                                       surrendered
STEP 5.   We calculate the Surrender Charges:
                       Chargeable Purchase Payments:     30,000.00      53,108.39
                        Surrender Charge Percentage:            7%             7%
                                   Surrender Charge:         2,100          3,718
STEP 6.   We calculate the Net Surrender Value:
                         Contract Value Surrendered:     50,000.00      50,000.00
                                   Surrender Charge:     (2,100.00)     (3,717.59)
                     Net Partial Surrender Proceeds:     47,900.00      46,282.41




RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
                                   VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  71

APPENDIX B: EXAMPLE -- OPTIONAL BENEFITS


EXAMPLE -- ACCUMULATION BENEFIT RIDER

The following example shows how the Accumulation Benefit rider works based on hypothetical values. It is not intended to depict investment performance of the contract.




THE EXAMPLE ASSUMES:


- You purchase the contract (with the Accumulation Benefit rider) with a payment of $100,000. No purchase payment credit applies.



- You make no additional purchase payments.



- You do not exercise the elective step-up option




                                                                                       HYPOTHETICAL
END OF       PARTIAL SURRENDER     MCAV ADJUSTMENT                   ACCUMULATION         ASSUMED
CONTRACT       (BEGINNING OF         FOR PARTIAL                        BENEFIT          CONTRACT
YEAR               YEAR)              SURRENDER          MCAV           AMOUNT             VALUE

1                  $    0               $    0         $100,000         $     0          $112,000

2                       0                    0          102,400               0           128,000

3                       0                    0          108,000               0           135,000

4                       0                    0          108,000               0           125,000

5                       0                    0          108,000               0           110,000

6                   2,000                1,964          106,036               0           122,000

7                       0                    0          112,000               0           140,000

8                       0                    0          112,000               0           121,000

9                   5,000                4,628          107,372               0            98,000

10                      0                    0          107,372          22,372            85,000




EXAMPLE -- WITHDRAWAL BENEFIT RIDER

The following example shows how the Withdrawal Benefit rider works based on hypothetical values. It is not intended to depict investment performance of the contract.

The example assumes:

- You purchase the RAVA Select contract (with the Withdrawal Benefit rider) with a payment of $100,000. No purchase payment credit applies.

- You make no additional purchase payments.

- The contract earns a net return of -5%. All value is invested in the variable subaccounts.

- The Withdrawal Benefit rider fee is 0.60%.

- You take withdrawals equal to the GBP (which is 7% of the GBA or $7,000) at the beginning of each contract year until the RBA is exhausted.


                                              CONTRACT VALUE            WITHDRAWAL         CONTRACT VALUE
CONTRACT YEAR                              (BEGINNING OF YEAR)     (BEGINNING OF YEAR)      (END OF YEAR)        GBA         RBA
1                                                $100,000                 $7,000               $88,350        $100,000     $93,000

2                                                  88,350                  7,000                76,819         100,000      86,000

3                                                  76,819                  7,000                65,930         100,000      79,000

4                                                  65,930                  7,000                55,648         100,000      72,000

5                                                  55,648                  7,000                45,938         100,000      65,000

6                                                  45,938                  7,000                36,769         100,000      58,000

7                                                  36,769                  7,000                28,111         100,000      51,000

8                                                  28,111                  7,000                19,905         100,000      44,000

9                                                  19,905                  7,000                12,156         100,000      37,000

10                                                 12,156                  7,000                 4,839         100,000      30,000

11                                                  4,839                  7,000                     0         100,000      23,000

12                                                      0                  7,000                     0         100,000      16,000

13                                                      0                  7,000                     0         100,000       9,000


72 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

                                              CONTRACT VALUE            WITHDRAWAL         CONTRACT VALUE
CONTRACT YEAR                              (BEGINNING OF YEAR)     (BEGINNING OF YEAR)      (END OF YEAR)        GBA         RBA

14                                                      0                  7,000                     0         100,000       2,000

15                                                      0                  2,000                     0         100,000           0


EXAMPLE -- ROPP DEATH BENEFIT
- You purchase the contract (with the ROPP rider) with a payment of $20,000.

- The contract value falls to $18,000, at which point you take a $1,500 partial surrender, leaving a contract value of $16,500.

We calculate the death benefit as follows:
The total purchase payments minus adjustments for partial surrenders:
Total purchase payments                                                                    $20,000
        minus adjusted partial surrenders, calculated as:
        $1,500 x $20,000
        ----------------  =                                                                 -1,667
             $18,000
        for a death benefit of:                                                            $18,333


EXAMPLE -- MAV DEATH BENEFIT
- You purchase the contract (with the MAV rider) with a payment of $20,000.

- On the first contract anniversary the contract value grows to $24,000.

- During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial surrender, leaving a contract value of $20,500.

        We calculate the death benefit as follows:
        The maximum anniversary value immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial surrenders:
        Greatest of your contract anniversary contract values:                             $24,000
        plus purchase payments made since that anniversary:                                     +0
        minus adjusted partial surrenders, calculated as:
        $1,500 x $24,000
        ----------------  =                                                                 -1,636
             $22,000
        for a death benefit of:                                                            $22,364


EXAMPLE -- 5-YEAR MAV DEATH BENEFIT
- You purchase the contract (with the 5-Year MAV rider) with a payment of $20,000.

- On the fifth contract anniversary the contract value grows to $30,000.

- During the sixth contract year the contract value falls to $25,000, at which point you take a $1,500 partial surrender, leaving a contract value of $23,500.

        We calculate the death benefit as follows:
        The maximum 5-year anniversary value immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial surrenders:
        Greatest of your 5-year contract anniversary contract values:                      $30,000
        plus purchase payments made since that anniversary:                                     +0
        minus adjusted partial surrenders, calculated as:
        $1,500 x $30,000
        ----------------  =                                                                 -1,800
             $25,000
        for a death benefit of:                                                            $28,200




RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
                                   VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  73

APPENDIX C: CONDENSED FINANCIAL INFORMATION (UNAUDITED)





The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each subaccount is noted in parentheses. We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2009.



VARIABLE ACCOUNT CHARGES OF 0.55% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                   2009    2008    2007    2006    2005    2004
--------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (11/01/2005)
(PREVIOUSLY ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period       $0.71   $1.36   $1.14   $1.06   $1.00      --
Accumulation unit value at end of period             $1.08   $0.71   $1.36   $1.14   $1.06      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                   4      --      --      46       4      --
--------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (11/15/2004)
Accumulation unit value at beginning of period       $0.77   $1.30   $1.25   $1.08   $1.03   $1.00
Accumulation unit value at end of period             $0.92   $0.77   $1.30   $1.25   $1.08   $1.03
Number of accumulation units outstanding at end of
  period (000 omitted)                                  --      --      --      --       5      --
--------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (11/15/2004)
Accumulation unit value at beginning of period       $0.80   $1.73   $1.64   $1.22   $1.06   $1.00
Accumulation unit value at end of period             $1.07   $0.80   $1.73   $1.64   $1.22   $1.06
Number of accumulation units outstanding at end of
  period (000 omitted)                                  75     172     142     103      58       3
--------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (11/15/2004)
Accumulation unit value at beginning of period       $0.95   $1.73   $1.48   $1.19   $1.06   $1.00
Accumulation unit value at end of period             $1.26   $0.95   $1.73   $1.48   $1.19   $1.06
Number of accumulation units outstanding at end of
  period (000 omitted)                                   3       3      --      --      --      --
--------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value at beginning of period       $0.68   $0.90   $1.00      --      --      --
Accumulation unit value at end of period             $0.88   $0.68   $0.90      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                  63      74      86      --      --      --
--------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (11/01/2005)
Accumulation unit value at beginning of period       $0.69   $1.20   $1.00   $1.04   $1.00      --
Accumulation unit value at end of period             $0.93   $0.69   $1.20   $1.00   $1.04      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                  --      --      --     193      14      --
--------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (11/15/2004)
Accumulation unit value at beginning of period       $0.87   $1.20   $1.27   $1.08   $1.04   $1.00
Accumulation unit value at end of period             $1.04   $0.87   $1.20   $1.27   $1.08   $1.04
Number of accumulation units outstanding at end of
  period (000 omitted)                                  16      40      32      10       5      --
--------------------------------------------------------------------------------------------------
CALVERT VARIABLE SERIES, INC. VP SRI SOCIAL BALANCED PORTFOLIO (11/15/2004)
Accumulation unit value at beginning of period       $0.81   $1.18   $1.16   $1.07   $1.02   $1.00
Accumulation unit value at end of period             $1.01   $0.81   $1.18   $1.16   $1.07   $1.02
Number of accumulation units outstanding at end of
  period (000 omitted)                                   8       6       5      --      --      --
--------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (04/28/2006)
Accumulation unit value at beginning of period       $0.81   $1.09   $1.07   $1.00      --      --
Accumulation unit value at end of period             $1.16   $0.81   $1.09   $1.07      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                   1       1       9       7      --      --
--------------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2006)
Accumulation unit value at beginning of period       $0.72   $1.20   $1.02   $1.00      --      --
Accumulation unit value at end of period             $0.91   $0.72   $1.20   $1.02      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                 321     275     240     123      --      --
--------------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2006)
Accumulation unit value at beginning of period       $0.65   $1.27   $1.07   $1.00      --      --
Accumulation unit value at end of period             $0.89   $0.65   $1.27   $1.07      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                 194     199     229     344      --      --
--------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2006)
Accumulation unit value at beginning of period       $0.75   $1.13   $0.97   $1.00      --      --
Accumulation unit value at end of period             $0.89   $0.75   $1.13   $0.97      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                  45      10      20      90      --      --
--------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2006)
Accumulation unit value at beginning of period       $0.76   $1.04   $1.03   $1.00      --      --
Accumulation unit value at end of period             $1.08   $0.76   $1.04   $1.03      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                 140      73      39      86      --      --
--------------------------------------------------------------------------------------------------



74 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.55% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                   2009    2008    2007    2006    2005    2004
--------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period       $0.98   $1.69   $1.48   $1.21   $1.06   $1.00
Accumulation unit value at end of period             $1.13   $0.98   $1.69   $1.48   $1.21   $1.06
Number of accumulation units outstanding at end of
  period (000 omitted)                                 103       1       5      14       1      --
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period       $0.69   $1.21   $1.03   $1.00      --      --
Accumulation unit value at end of period             $0.93   $0.69   $1.21   $1.03      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                 109     249     294     366      --      --
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period       $0.78   $1.34   $1.21   $1.08   $1.01   $1.00
Accumulation unit value at end of period             $0.98   $0.78   $1.34   $1.21   $1.08   $1.01
Number of accumulation units outstanding at end of
  period (000 omitted)                                  --      --       5       4       1      --
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period       $0.95   $1.59   $1.38   $1.24   $1.06   $1.00
Accumulation unit value at end of period             $1.33   $0.95   $1.59   $1.38   $1.24   $1.06
Number of accumulation units outstanding at end of
  period (000 omitted)                                 106     127     120     102      37      --
--------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period       $0.94   $1.69   $1.46   $1.24   $1.05   $1.00
Accumulation unit value at end of period             $1.19   $0.94   $1.69   $1.46   $1.24   $1.05
Number of accumulation units outstanding at end of
  period (000 omitted)                                   5       4       4      --      --      --
--------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period       $0.64   $1.12   $1.42   $1.19   $1.05   $1.00
Accumulation unit value at end of period             $0.76   $0.64   $1.12   $1.42   $1.19   $1.05
Number of accumulation units outstanding at end of
  period (000 omitted)                                  18      19      13      19       7       1
--------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period       $0.85   $1.27   $1.31   $1.12   $1.04   $1.00
Accumulation unit value at end of period             $1.09   $0.85   $1.27   $1.31   $1.12   $1.04
Number of accumulation units outstanding at end of
  period (000 omitted)                                   9       6       9      10      --      --
--------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (11/15/2004)
Accumulation unit value at beginning of period       $0.87   $1.39   $1.35   $1.15   $1.04   $1.00
Accumulation unit value at end of period             $1.09   $0.87   $1.39   $1.35   $1.15   $1.04
Number of accumulation units outstanding at end of
  period (000 omitted)                                  15      17      31      28      16      --
--------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (11/15/2004)
Accumulation unit value at beginning of period       $0.87   $1.39   $1.36   $1.17   $1.05   $1.00
Accumulation unit value at end of period             $1.15   $0.87   $1.39   $1.36   $1.17   $1.05
Number of accumulation units outstanding at end of
  period (000 omitted)                                   8      23      30      30      49      --
--------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (11/15/2004)
Accumulation unit value at beginning of period       $0.75   $1.20   $1.22   $1.09   $1.03   $1.00
Accumulation unit value at end of period             $0.90   $0.75   $1.20   $1.22   $1.09   $1.03
Number of accumulation units outstanding at end of
  period (000 omitted)                                  19      10       7       5      45      --
--------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (11/15/2004)
(PREVIOUSLY AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES)
Accumulation unit value at beginning of period       $0.74   $1.30   $1.17   $1.11   $1.03   $1.00
Accumulation unit value at end of period             $0.89   $0.74   $1.30   $1.17   $1.11   $1.03
Number of accumulation units outstanding at end of
  period (000 omitted)                                  19      13       9       6      54      --
--------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (11/15/2004)
(PREVIOUSLY AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES)
Accumulation unit value at beginning of period       $0.76   $1.45   $1.32   $1.14   $1.05   $1.00
Accumulation unit value at end of period             $1.08   $0.76   $1.45   $1.32   $1.14   $1.05
Number of accumulation units outstanding at end of
  period (000 omitted)                                  --      --      --      --      --      --
--------------------------------------------------------------------------------------------------
INVESCO V.I. FINANCIAL SERVICES FUND, SERIES I SHARES (11/15/2004)
(PREVIOUSLY AIM V.I. FINANCIAL SERVICES FUND, SERIES I SHARES)
Accumulation unit value at beginning of period       $0.39   $0.98   $1.26   $1.09   $1.04   $1.00
Accumulation unit value at end of period             $0.50   $0.39   $0.98   $1.26   $1.09   $1.04
Number of accumulation units outstanding at end of
  period (000 omitted)                                  29      22       9       4       2      --
--------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2006)
(PREVIOUSLY AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES)
Accumulation unit value at beginning of period       $0.81   $1.14   $1.03   $1.00      --      --
Accumulation unit value at end of period             $1.02   $0.81   $1.14   $1.03      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                  21      33      23      83      --      --
--------------------------------------------------------------------------------------------------



RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
                                   VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  75

VARIABLE ACCOUNT CHARGES OF 0.55% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                   2009    2008    2007    2006    2005    2004
--------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (11/01/2005)
(PREVIOUSLY AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES)
Accumulation unit value at beginning of period       $0.93   $1.58   $1.39   $1.09   $1.00      --
Accumulation unit value at end of period             $1.25   $0.93   $1.58   $1.39   $1.09      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                 113      96      78      --      --      --
--------------------------------------------------------------------------------------------------
INVESCO V.I. TECHNOLOGY FUND, SERIES I SHARES (11/15/2004)
(PREVIOUSLY AIM V.I. TECHNOLOGY FUND, SERIES I SHARES)
Accumulation unit value at beginning of period       $0.68   $1.24   $1.15   $1.05   $1.03   $1.00
Accumulation unit value at end of period             $1.07   $0.68   $1.24   $1.15   $1.05   $1.03
Number of accumulation units outstanding at end of
  period (000 omitted)                                  51      48      13      12      11      --
--------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period       $0.63   $1.06   $1.00      --      --      --
Accumulation unit value at end of period             $0.86   $0.63   $1.06      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                 306     277     311      --      --      --
--------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (04/27/2007)
(PREVIOUSLY LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I)
Accumulation unit value at beginning of period       $0.60   $1.02   $1.00      --      --      --
Accumulation unit value at end of period             $0.85   $0.60   $1.02      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                   1       1      --      --      --      --
--------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (11/15/2004)
Accumulation unit value at beginning of period       $0.79   $1.26   $1.14   $1.07   $1.03   $1.00
Accumulation unit value at end of period             $1.10   $0.79   $1.26   $1.14   $1.07   $1.03
Number of accumulation units outstanding at end of
  period (000 omitted)                                  --      --       5       4       1      --
--------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (11/15/2004)
Accumulation unit value at beginning of period       $0.75   $1.24   $1.22   $1.09   $1.04   $1.00
Accumulation unit value at end of period             $1.21   $0.75   $1.24   $1.22   $1.09   $1.04
Number of accumulation units outstanding at end of
  period (000 omitted)                                   2       2       7       6       2      --
--------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (11/15/2004)
Accumulation unit value at beginning of period       $1.26   $2.03   $1.60   $1.23   $1.06   $1.00
Accumulation unit value at end of period             $1.66   $1.26   $2.03   $1.60   $1.23   $1.06
Number of accumulation units outstanding at end of
  period (000 omitted)                                  26      25      21      11       8      --
--------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL PORTFOLIO (CLASS S) (05/01/2006)
Accumulation unit value at beginning of period       $0.57   $1.07   $1.05   $1.00      --      --
Accumulation unit value at end of period             $0.76   $0.57   $1.07   $1.05      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                  67      73     107     107      --      --
--------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period       $0.89   $1.50   $1.42   $1.22   $1.07   $1.00
Accumulation unit value at end of period             $1.23   $0.89   $1.50   $1.42   $1.22   $1.07
Number of accumulation units outstanding at end of
  period (000 omitted)                                   8       4      21       9       1      --
--------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (11/15/2004)
(PREVIOUSLY OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES)
Accumulation unit value at beginning of period       $1.03   $1.21   $1.11   $1.04   $1.02   $1.00
Accumulation unit value at end of period             $1.21   $1.03   $1.21   $1.11   $1.04   $1.02
Number of accumulation units outstanding at end of
  period (000 omitted)                                 207     182     194     133      40       2
--------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value at beginning of period       $0.79   $1.28   $1.30   $1.14   $1.05   $1.00
Accumulation unit value at end of period             $1.07   $0.79   $1.28   $1.30   $1.14   $1.05
Number of accumulation units outstanding at end of
  period (000 omitted)                                   2       3       3       3      --      --
--------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2006)
Accumulation unit value at beginning of period       $0.94   $1.12   $1.04   $1.00      --      --
Accumulation unit value at end of period             $1.13   $0.94   $1.12   $1.04      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                 152     207     224     220      --      --
--------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period       $0.97   $1.18   $1.19   $1.17   $1.04   $1.00
Accumulation unit value at end of period             $1.22   $0.97   $1.18   $1.19   $1.17   $1.04
Number of accumulation units outstanding at end of
  period (000 omitted)                                   7       8       5      17       6      --
--------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period       $0.90   $1.61   $1.50   $1.18   $1.06   $1.00
Accumulation unit value at end of period             $1.11   $0.90   $1.61   $1.50   $1.18   $1.06
Number of accumulation units outstanding at end of
  period (000 omitted)                                  --      --      --      --      --      --
--------------------------------------------------------------------------------------------------



76 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.55% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                   2009    2008    2007    2006    2005    2004
--------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (11/15/2004)
Accumulation unit value at beginning of period       $0.69   $1.28   $1.24   $1.18   $1.06   $1.00
Accumulation unit value at end of period             $0.96   $0.69   $1.28   $1.24   $1.18   $1.06
Number of accumulation units outstanding at end of
  period (000 omitted)                                  --       1       2       2      --      --
--------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - AGGRESSIVE (05/01/2008)
Accumulation unit value at beginning of period       $0.71   $1.00      --      --      --      --
Accumulation unit value at end of period             $0.87   $0.71      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                   1       1      --      --      --      --
--------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - CONSERVATIVE (05/01/2008)
Accumulation unit value at beginning of period       $0.84   $1.00      --      --      --      --
Accumulation unit value at end of period             $0.98   $0.84      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                  --      --      --      --      --      --
--------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATE (05/01/2008)
Accumulation unit value at beginning of period       $0.76   $1.00      --      --      --      --
Accumulation unit value at end of period             $0.91   $0.76      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                  --      --      --      --      --      --
--------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATELY AGGRESSIVE (05/01/2008)
Accumulation unit value at beginning of period       $0.74   $1.00      --      --      --      --
Accumulation unit value at end of period             $0.89   $0.74      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                  --      --      --      --      --      --
--------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATELY CONSERVATIVE (05/01/2008)
Accumulation unit value at beginning of period       $0.80   $1.00      --      --      --      --
Accumulation unit value at end of period             $0.94   $0.80      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                  --      --      --      --      --      --
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (11/15/2004)
Accumulation unit value at beginning of period       $0.85   $1.22   $1.20   $1.06   $1.02   $1.00
Accumulation unit value at end of period             $1.05   $0.85   $1.22   $1.20   $1.06   $1.02
Number of accumulation units outstanding at end of
  period (000 omitted)                                  --       5       5      --      --      --
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3)*(11/15/2004)
Accumulation unit value at beginning of period       $1.13   $1.11   $1.06   $1.02   $1.00   $1.00
Accumulation unit value at end of period             $1.12   $1.13   $1.11   $1.06   $1.02   $1.00
Number of accumulation units outstanding at end of
  period (000 omitted)                                   2      14       2      38      --      --
*The 7-day simple and compound yields for RVST RiverSource Variable Portfolio  - Cash Management
  Fund at Dec. 31, 2009 were (0.58%) and (0.57%), respectively.
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (11/15/2004)
Accumulation unit value at beginning of period       $1.03   $1.11   $1.06   $1.02   $1.01   $1.00
Accumulation unit value at end of period             $1.18   $1.03   $1.11   $1.06   $1.02   $1.01
Number of accumulation units outstanding at end of
  period (000 omitted)                                 930   1,000     595     410      31      10
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (11/15/2004)
Accumulation unit value at beginning of period       $0.90   $1.52   $1.41   $1.18   $1.05   $1.00
Accumulation unit value at end of period             $1.14   $0.90   $1.52   $1.41   $1.18   $1.05
Number of accumulation units outstanding at end of
  period (000 omitted)                                 403     417     406     416      50       5
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (11/15/2004)
Accumulation unit value at beginning of period       $0.73   $1.28   $1.25   $1.09   $1.03   $1.00
Accumulation unit value at end of period             $0.91   $0.73   $1.28   $1.25   $1.09   $1.03
Number of accumulation units outstanding at end of
  period (000 omitted)                                  27      21      15      14      71       5
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL BOND FUND (CLASS 3) (11/15/2004)
Accumulation unit value at beginning of period       $1.10   $1.11   $1.03   $0.97   $1.03   $1.00
Accumulation unit value at end of period             $1.21   $1.10   $1.11   $1.03   $0.97   $1.03
Number of accumulation units outstanding at end of
  period (000 omitted)                                 111     108     115      89       8      --
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 3)
(11/15/2004)
Accumulation unit value at beginning of period       $1.12   $1.12   $1.05   $1.04   $1.02   $1.00
Accumulation unit value at end of period             $1.19   $1.12   $1.12   $1.05   $1.04   $1.02
Number of accumulation units outstanding at end of
  period (000 omitted)                                 214      88      86      71      17      --
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (11/15/2004)
Accumulation unit value at beginning of period       $0.87   $1.17   $1.15   $1.05   $1.01   $1.00
Accumulation unit value at end of period             $1.33   $0.87   $1.17   $1.15   $1.05   $1.01
Number of accumulation units outstanding at end of
  period (000 omitted)                                   2       2      26      22       9       3
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 3) (11/15/2004)
Accumulation unit value at beginning of period       $0.92   $1.13   $1.11   $1.03   $1.01   $1.00
Accumulation unit value at end of period             $1.30   $0.92   $1.13   $1.11   $1.03   $1.01
Number of accumulation units outstanding at end of
  period (000 omitted)                                 165      74     116      88       6      --
--------------------------------------------------------------------------------------------------



RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
                                   VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  77

VARIABLE ACCOUNT CHARGES OF 0.55% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                   2009    2008    2007    2006    2005    2004
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP GROWTH FUND (CLASS 3) (11/15/2004)
Accumulation unit value at beginning of period       $0.70   $1.28   $1.13   $1.14   $1.04   $1.00
Accumulation unit value at end of period             $1.14   $0.70   $1.28   $1.13   $1.14   $1.04
Number of accumulation units outstanding at end of
  period (000 omitted)                                  --      --      --      --      --      --
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP VALUE FUND (CLASS 3) (11/01/2005)
Accumulation unit value at beginning of period       $0.73   $1.34   $1.22   $1.06   $1.00      --
Accumulation unit value at end of period             $1.02   $0.73   $1.34   $1.22   $1.06      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                 196     200     200     353      --      --
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (11/15/2004)
Accumulation unit value at beginning of period       $0.80   $1.27   $1.22   $1.06   $1.02   $1.00
Accumulation unit value at end of period             $1.00   $0.80   $1.27   $1.22   $1.06   $1.02
Number of accumulation units outstanding at end of
  period (000 omitted)                                  15      87       1      --       3      --
--------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (11/15/2004)
Accumulation unit value at beginning of period       $1.06   $1.10   $1.05   $1.02   $1.01   $1.00
Accumulation unit value at end of period             $1.12   $1.06   $1.10   $1.05   $1.02   $1.01
Number of accumulation units outstanding at end of
  period (000 omitted)                                   2      28       2       3       4       4
--------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - GROWTH FUND (CLASS 3) (11/15/2004)
Accumulation unit value at beginning of period       $0.70   $1.27   $1.24   $1.12   $1.04   $1.00
Accumulation unit value at end of period             $0.95   $0.70   $1.27   $1.24   $1.12   $1.04
Number of accumulation units outstanding at end of
  period (000 omitted)                                   1       2      15      12      19      --
--------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - LARGER-CAP VALUE FUND (CLASS 3) (11/15/2004)
Accumulation unit value at beginning of period       $0.76   $1.26   $1.27   $1.07   $1.03   $1.00
Accumulation unit value at end of period             $0.95   $0.76   $1.26   $1.27   $1.07   $1.03
Number of accumulation units outstanding at end of
  period (000 omitted)                                  --      --      --      --      --      --
--------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - SMALLER-CAP VALUE FUND (CLASS 3) (11/15/2004)
Accumulation unit value at beginning of period       $0.70   $1.15   $1.20   $1.08   $1.04   $1.00
Accumulation unit value at end of period             $0.97   $0.70   $1.15   $1.20   $1.08   $1.04
Number of accumulation units outstanding at end of
  period (000 omitted)                                  --      --      --      --      --      --
--------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - EMERGING MARKETS FUND (CLASS 3) (11/15/2004)
Accumulation unit value at beginning of period       $1.21   $2.64   $1.92   $1.44   $1.08   $1.00
Accumulation unit value at end of period             $2.10   $1.21   $2.64   $1.92   $1.44   $1.08
Number of accumulation units outstanding at end of
  period (000 omitted)                                  68     105      77      64      24       2
--------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 3) (11/15/2004)
Accumulation unit value at beginning of period       $0.98   $1.66   $1.48   $1.20   $1.06   $1.00
Accumulation unit value at end of period             $1.25   $0.98   $1.66   $1.48   $1.20   $1.06
Number of accumulation units outstanding at end of
  period (000 omitted)                                   7      11       9       3       1       1
--------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 3) (05/01/2006)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE
  PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of period       $0.69   $1.12   $1.09   $1.00      --      --
Accumulation unit value at end of period             $0.90   $0.69   $1.12   $1.09      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                 308     223     205     218      --      --
--------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 3) (11/15/2004)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period       $0.80   $1.27   $1.20   $1.04   $1.04   $1.00
Accumulation unit value at end of period             $1.08   $0.80   $1.27   $1.20   $1.04   $1.04
Number of accumulation units outstanding at end of
  period (000 omitted)                                  --      --      --      --      --      --
--------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (11/15/2004)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period       $0.85   $1.25   $1.32   $1.11   $1.05   $1.00
Accumulation unit value at end of period             $1.16   $0.85   $1.25   $1.32   $1.11   $1.05
Number of accumulation units outstanding at end of
  period (000 omitted)                                 151     162     188     106      41       7
--------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (11/15/2004)
Accumulation unit value at beginning of period       $0.76   $1.20   $1.23   $1.07   $1.03   $1.00
Accumulation unit value at end of period             $0.98   $0.76   $1.20   $1.23   $1.07   $1.03
Number of accumulation units outstanding at end of
  period (000 omitted)                                 111     152     174     238      98      --
--------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2006)
Accumulation unit value at beginning of period       $0.62   $1.12   $1.23   $1.00      --      --
Accumulation unit value at end of period             $0.87   $0.62   $1.12   $1.23      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                  65      71      54      78      --      --
--------------------------------------------------------------------------------------------------



78 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.55% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                   2009    2008    2007    2006    2005    2004
--------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2006)
Accumulation unit value at beginning of period       $0.64   $1.21   $0.99   $1.00      --      --
Accumulation unit value at end of period             $1.00   $0.64   $1.21   $0.99      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                   7       2       2      79      --      --
--------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (11/15/2004)
Accumulation unit value at beginning of period       $1.12   $2.07   $1.79   $1.31   $1.09   $1.00
Accumulation unit value at end of period             $1.67   $1.12   $2.07   $1.79   $1.31   $1.09
Number of accumulation units outstanding at end of
  period (000 omitted)                                  71      65      62      74      27       2
--------------------------------------------------------------------------------------------------
WANGER USA (11/15/2004)
Accumulation unit value at beginning of period       $0.78   $1.29   $1.24   $1.15   $1.04   $1.00
Accumulation unit value at end of period             $1.10   $0.78   $1.29   $1.24   $1.15   $1.04
Number of accumulation units outstanding at end of
  period (000 omitted)                                  90      74     100      62      45      --
--------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND (11/15/2004)
Accumulation unit value at beginning of period       $0.78   $1.32   $1.24   $1.11   $1.04   $1.00
Accumulation unit value at end of period             $1.15   $0.78   $1.32   $1.24   $1.11   $1.04
Number of accumulation units outstanding at end of
  period (000 omitted)                                  --      --      --      --      --      --
--------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (11/01/2005)
Accumulation unit value at beginning of period       $0.85   $1.45   $1.28   $1.05   $1.00      --
Accumulation unit value at end of period             $1.28   $0.85   $1.45   $1.28   $1.05      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                   4      --      --      --      --      --
--------------------------------------------------------------------------------------------------





VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,          2009     2008     2007     2006     2005     2004     2003     2002     2001     2000
------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (11/01/2005)
(PREVIOUSLY ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B))
Accumulation unit value
  at beginning of period     $0.71    $1.36    $1.14    $1.06    $1.00       --       --       --       --      --
Accumulation unit value
  at end of period           $1.07    $0.71    $1.36    $1.14    $1.06       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     372      309      363      746      160       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (08/13/2001)
Accumulation unit value
  at beginning of period     $0.80    $1.35    $1.30    $1.12    $1.08    $0.98    $0.74    $0.97    $1.00      --
Accumulation unit value
  at end of period           $0.95    $0.80    $1.35    $1.30    $1.12    $1.08    $0.98    $0.74    $0.97      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   5,230    6,632    8,669   10,042   10,828    9,073    5,594    2,924      307      --
------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (08/13/2001)
Accumulation unit value
  at beginning of period     $1.23    $2.64    $2.52    $1.88    $1.63    $1.31    $0.92    $0.98    $1.00      --
Accumulation unit value
  at end of period           $1.63    $1.23    $2.64    $2.52    $1.88    $1.63    $1.31    $0.92    $0.98      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   8,136   11,767   11,635   11,404    9,163    4,351    2,161      643       38      --
------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (08/13/2001)
Accumulation unit value
  at beginning of period     $0.92    $1.68    $1.44    $1.16    $1.03    $0.91    $0.73    $0.93    $1.00      --
Accumulation unit value
  at end of period           $1.22    $0.92    $1.68    $1.44    $1.16    $1.03    $0.91    $0.73    $0.93      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   1,185    1,439    1,767    1,718    1,659    1,408      938      559      119      --
------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value
  at beginning of period     $0.68    $0.90    $1.00       --       --       --       --       --       --      --
Accumulation unit value
  at end of period           $0.87    $0.68    $0.90       --       --       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   2,587    3,176    3,100       --       --       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (11/01/2005)
Accumulation unit value
  at beginning of period     $0.69    $1.19    $0.99    $1.04    $1.00       --       --       --       --      --
Accumulation unit value
  at end of period           $0.92    $0.69    $1.19    $0.99    $1.04       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     884      782      920    4,333      941       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (08/13/2001)
Accumulation unit value
  at beginning of period     $1.08    $1.49    $1.59    $1.35    $1.30    $1.15    $0.90    $1.04    $1.00      --
Accumulation unit value
  at end of period           $1.29    $1.08    $1.49    $1.59    $1.35    $1.30    $1.15    $0.90    $1.04      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   6,018    7,174    9,957   10,957   10,497    6,900    4,207    2,339      719      --
------------------------------------------------------------------------------------------------------------------
CALVERT VARIABLE SERIES, INC. VP SRI SOCIAL BALANCED PORTFOLIO (09/29/2000)
Accumulation unit value
  at beginning of period     $0.75    $1.10    $1.08    $1.00    $0.95    $0.88    $0.75    $0.86    $0.93   $1.00
Accumulation unit value
  at end of period           $0.93    $0.75    $1.10    $1.08    $1.00    $0.95    $0.88    $0.75    $0.86   $0.93
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   1,088    1,279    1,519    1,455    1,195      895      475      348      124      --
------------------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (04/28/2006)
Accumulation unit value
  at beginning of period     $0.81    $1.08    $1.07    $1.00       --       --       --       --       --      --
Accumulation unit value
  at end of period           $1.15    $0.81    $1.08    $1.07       --       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   1,201    1,374    2,102    2,297       --       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------



RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
                                   VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  79

VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,          2009     2008     2007     2006     2005     2004     2003     2002     2001     2000
------------------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2006)
Accumulation unit value
  at beginning of period     $0.72    $1.19    $1.02    $1.00       --       --       --       --       --      --
Accumulation unit value
  at end of period           $0.90    $0.72    $1.19    $1.02       --       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  20,511   16,940   11,279    7,246       --       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2006)
Accumulation unit value
  at beginning of period     $0.65    $1.27    $1.07    $1.00       --       --       --       --       --      --
Accumulation unit value
  at end of period           $0.89    $0.65    $1.27    $1.07       --       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   1,464    1,986    1,950    3,548       --       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2006)
Accumulation unit value
  at beginning of period     $0.74    $1.13    $0.97    $1.00       --       --       --       --       --      --
Accumulation unit value
  at end of period           $0.88    $0.74    $1.13    $0.97       --       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   1,510    1,174      752    2,782       --       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2006)
Accumulation unit value
  at beginning of period     $0.75    $1.04    $1.03    $1.00       --       --       --       --       --      --
Accumulation unit value
  at end of period           $1.08    $0.75    $1.04    $1.03       --       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   8,896    7,053    6,237    6,662       --       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (11/15/2004)
Accumulation unit value
  at beginning of period     $0.98    $1.68    $1.48    $1.21    $1.06    $1.00       --       --       --      --
Accumulation unit value
  at end of period           $1.12    $0.98    $1.68    $1.48    $1.21    $1.06       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   6,732      836    1,104    1,366    1,120       14       --       --       --      --
------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (05/01/2006)
Accumulation unit value
  at beginning of period     $0.68    $1.20    $1.03    $1.00       --       --       --       --       --      --
Accumulation unit value
  at end of period           $0.92    $0.68    $1.20    $1.03       --       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  13,436   20,314   16,371   14,295       --       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO SERVICE CLASS 2 (08/13/2001)
Accumulation unit value
  at beginning of period     $0.81    $1.40    $1.26    $1.13    $1.06    $1.01    $0.82    $1.00    $1.00      --
Accumulation unit value
  at end of period           $1.02    $0.81    $1.40    $1.26    $1.13    $1.06    $1.01    $0.82    $1.00      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   6,741    8,267   10,186   12,329   13,335   11,997    6,872    2,998      502      --
------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (08/13/2001)
Accumulation unit value
  at beginning of period     $1.41    $2.36    $2.06    $1.85    $1.58    $1.27    $0.93    $1.04    $1.00      --
Accumulation unit value
  at end of period           $1.96    $1.41    $2.36    $2.06    $1.85    $1.58    $1.27    $0.93    $1.04      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  11,345   14,767   16,235   17,466   16,249   12,408    7,511    3,349      588      --
------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (08/13/2001)
Accumulation unit value
  at beginning of period     $1.06    $1.91    $1.64    $1.40    $1.19    $1.06    $0.75    $0.95    $1.00      --
Accumulation unit value
  at end of period           $1.33    $1.06    $1.91    $1.64    $1.40    $1.19    $1.06    $0.75    $0.95      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   3,386    4,277    5,424    5,781    5,952    5,831    2,326      836      149      --
------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (09/29/2000)
Accumulation unit value
  at beginning of period     $1.20    $2.10    $2.67    $2.23    $1.98    $1.51    $1.12    $1.11    $1.04   $1.00
Accumulation unit value
  at end of period           $1.42    $1.20    $2.10    $2.67    $2.23    $1.98    $1.51    $1.12    $1.11   $1.04
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   2,898    3,752    5,585    8,096    9,097    7,490    4,889    2,603    1,003     137
------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (09/29/2000)
Accumulation unit value
  at beginning of period     $1.44    $2.16    $2.23    $1.92    $1.78    $1.45    $1.10    $1.23    $1.09   $1.00
Accumulation unit value
  at end of period           $1.84    $1.44    $2.16    $2.23    $1.92    $1.78    $1.45    $1.10    $1.23   $1.09
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   3,032    3,524    4,553    5,190    5,121    3,861    2,159    1,333      350      18
------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (08/13/2001)
Accumulation unit value
  at beginning of period     $0.97    $1.55    $1.51    $1.29    $1.17    $1.05    $0.85    $0.97    $1.00      --
Accumulation unit value
  at end of period           $1.21    $0.97    $1.55    $1.51    $1.29    $1.17    $1.05    $0.85    $0.97      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   5,877    7,136    9,225    9,112    7,513    4,483    2,574      801      155      --
------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (09/29/2000)
Accumulation unit value
  at beginning of period     $1.54    $2.46    $2.40    $2.09    $1.86    $1.49    $1.17    $1.24    $1.11   $1.00
Accumulation unit value
  at end of period           $2.03    $1.54    $2.46    $2.40    $2.09    $1.86    $1.49    $1.17    $1.24   $1.11
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   4,665    6,095    8,658   10,266   10,617    6,770    4,304    2,280      796      37
------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (09/29/2000)
Accumulation unit value
  at beginning of period     $0.65    $1.04    $1.07    $0.95    $0.90    $0.79    $0.62    $0.79    $0.91   $1.00
Accumulation unit value
  at end of period           $0.78    $0.65    $1.04    $1.07    $0.95    $0.90    $0.79    $0.62    $0.79   $0.91
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   5,810    6,981    8,779   10,535   11,511    4,998    3,397    2,661    1,788     266
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (08/13/2001)
(PREVIOUSLY AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES)
Accumulation unit value
  at beginning of period     $0.71    $1.25    $1.12    $1.07    $0.99    $0.94    $0.73    $0.98    $1.00      --
Accumulation unit value
  at end of period           $0.85    $0.71    $1.25    $1.12    $1.07    $0.99    $0.94    $0.73    $0.98      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   4,074    4,425    4,976    5,571    7,136    1,822      765      424      114      --
------------------------------------------------------------------------------------------------------------------



80 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,          2009     2008     2007     2006     2005     2004     2003     2002     2001     2000
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (08/13/2001)
(PREVIOUSLY AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES)
Accumulation unit value
  at beginning of period     $0.84    $1.61    $1.47    $1.27    $1.17    $1.02    $0.76    $0.98    $1.00      --
Accumulation unit value
  at end of period           $1.19    $0.84    $1.61    $1.47    $1.27    $1.17    $1.02    $0.76    $0.98      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     559      733      969    1,132    1,066    1,023      738      426       65      --
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. FINANCIAL SERVICES FUND, SERIES I SHARES (08/13/2001)
(PREVIOUSLY AIM V.I. FINANCIAL SERVICES FUND, SERIES I SHARES)
Accumulation unit value
  at beginning of period     $0.43    $1.06    $1.38    $1.19    $1.14    $1.05    $0.82    $0.97    $1.00      --
Accumulation unit value
  at end of period           $0.54    $0.43    $1.06    $1.38    $1.19    $1.14    $1.05    $0.82    $0.97      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   1,420      774      424      540      472      569      482      337      123      --
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2006)
(PREVIOUSLY AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES)
Accumulation unit value
  at beginning of period     $0.80    $1.13    $1.02    $1.00       --       --       --       --       --      --
Accumulation unit value
  at end of period           $1.01    $0.80    $1.13    $1.02       --       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     601      590      419    1,896       --       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (11/01/2005)
(PREVIOUSLY AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES)
Accumulation unit value
  at beginning of period     $0.93    $1.57    $1.39    $1.09    $1.00       --       --       --       --      --
Accumulation unit value
  at end of period           $1.24    $0.93    $1.57    $1.39    $1.09       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   6,218    5,525    2,450       32       --       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. TECHNOLOGY FUND, SERIES I SHARES (08/13/2001)
(PREVIOUSLY AIM V.I. TECHNOLOGY FUND, SERIES I SHARES)
Accumulation unit value
  at beginning of period     $0.47    $0.85    $0.80    $0.73    $0.72    $0.69    $0.48    $0.91    $1.00      --
Accumulation unit value
  at end of period           $0.73    $0.47    $0.85    $0.80    $0.73    $0.72    $0.69    $0.48    $0.91      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   1,165    1,165    1,261    1,350    1,704      718      403      215       92      --
------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value
  at beginning of period     $0.63    $1.06    $1.00       --       --       --       --       --       --      --
Accumulation unit value
  at end of period           $0.85    $0.63    $1.06       --       --       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  17,067   13,325    8,417       --       --       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (04/27/2007)
(PREVIOUSLY LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I)
Accumulation unit value
  at beginning of period     $0.60    $1.02    $1.00       --       --       --       --       --       --      --
Accumulation unit value
  at end of period           $0.85    $0.60    $1.02       --       --       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                      94       64       46       --       --       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (09/29/2000)
Accumulation unit value
  at beginning of period     $0.47    $0.74    $0.68    $0.63    $0.61    $0.57    $0.47    $0.65    $0.87   $1.00
Accumulation unit value
  at end of period           $0.64    $0.47    $0.74    $0.68    $0.63    $0.61    $0.57    $0.47    $0.65   $0.87
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   4,024    5,305    6,287    7,893    8,647    7,097    5,911    4,123    2,296     695
------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (09/29/2000)
Accumulation unit value
  at beginning of period     $0.57    $0.95    $0.94    $0.83    $0.80    $0.76    $0.57    $0.85    $0.90   $1.00
Accumulation unit value
  at end of period           $0.92    $0.57    $0.95    $0.94    $0.83    $0.80    $0.76    $0.57    $0.85   $0.90
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   2,644    3,033    3,572    4,031    4,783    5,498    5,373    4,442    2,760     479
------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (08/13/2001)
Accumulation unit value
  at beginning of period     $1.39    $2.25    $1.78    $1.37    $1.18    $0.92    $0.68    $0.89    $1.00      --
Accumulation unit value
  at end of period           $1.83    $1.39    $2.25    $1.78    $1.37    $1.18    $0.92    $0.68    $0.89      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   2,262    2,719    3,277    3,617    2,792    1,406      718      283      112      --
------------------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL PORTFOLIO (CLASS S) (05/01/2006)
Accumulation unit value
  at beginning of period     $0.57    $1.07    $1.04    $1.00       --       --       --       --       --      --
Accumulation unit value
  at end of period           $0.76    $0.57    $1.07    $1.04       --       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   4,378    4,519    3,528    3,236       --       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value
  at beginning of period     $0.88    $1.49    $1.41    $1.21    $1.07    $1.00       --       --       --      --
Accumulation unit value
  at end of period           $1.22    $0.88    $1.49    $1.41    $1.21    $1.07       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   1,943    2,308    3,032    3,158    1,793       45       --       --       --      --
------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (11/15/2004)
(PREVIOUSLY OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES)
Accumulation unit value
  at beginning of period     $1.02    $1.20    $1.11    $1.04    $1.02    $1.00       --       --       --      --
Accumulation unit value
  at end of period           $1.20    $1.02    $1.20    $1.11    $1.04    $1.02       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  28,569   31,552   30,934   20,585    9,132      152       --       --       --      --
------------------------------------------------------------------------------------------------------------------



RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
                                   VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  81

VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,          2009     2008     2007     2006     2005     2004     2003     2002     2001     2000
------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value
  at beginning of period     $0.78    $1.27    $1.30    $1.14    $1.05    $1.00       --       --       --      --
Accumulation unit value
  at end of period           $1.06    $0.78    $1.27    $1.30    $1.14    $1.05       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     844    1,049    1,233    1,204      468       15       --       --       --      --
------------------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2006)
Accumulation unit value
  at beginning of period     $0.93    $1.12    $1.04    $1.00       --       --       --       --       --      --
Accumulation unit value
  at end of period           $1.13    $0.93    $1.12    $1.04       --       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  11,742   12,942    9,560    9,475       --       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND - CLASS IB SHARES (08/13/2001)
Accumulation unit value
  at beginning of period     $0.90    $1.10    $1.11    $1.09    $0.97    $0.91    $0.78    $0.98    $1.00      --
Accumulation unit value
  at end of period           $1.13    $0.90    $1.10    $1.11    $1.09    $0.97    $0.91    $0.78    $0.98      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     765    1,013    1,144    1,397    1,837    1,481    1,270      748      169      --
------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (08/13/2001)
Accumulation unit value
  at beginning of period     $0.98    $1.75    $1.63    $1.29    $1.15    $1.00    $0.78    $0.96    $1.00      --
Accumulation unit value
  at end of period           $1.21    $0.98    $1.75    $1.63    $1.29    $1.15    $1.00    $0.78    $0.96      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   1,406    1,843    2,419    2,803    3,193    3,359    3,718    2,109      364      --
------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (09/29/2000)
Accumulation unit value
  at beginning of period     $0.36    $0.67    $0.65    $0.62    $0.56    $0.48    $0.36    $0.52    $0.79   $1.00
Accumulation unit value
  at end of period           $0.50    $0.36    $0.67    $0.65    $0.62    $0.56    $0.48    $0.36    $0.52   $0.79
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   1,747    1,926    2,336    2,464    2,910    3,132    3,452    3,552    3,407     767
------------------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - AGGRESSIVE (05/01/2008)
Accumulation unit value
  at beginning of period     $0.71    $1.00       --       --       --       --       --       --       --      --
Accumulation unit value
  at end of period           $0.87    $0.71       --       --       --       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                       5        1       --       --       --       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - CONSERVATIVE (05/01/2008)
Accumulation unit value
  at beginning of period     $0.84    $1.00       --       --       --       --       --       --       --      --
Accumulation unit value
  at end of period           $0.98    $0.84       --       --       --       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     255       75       --       --       --       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATE (05/01/2008)
Accumulation unit value
  at beginning of period     $0.76    $1.00       --       --       --       --       --       --       --      --
Accumulation unit value
  at end of period           $0.91    $0.76       --       --       --       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   1,132      793       --       --       --       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATELY AGGRESSIVE (05/01/2008)
Accumulation unit value
  at beginning of period     $0.74    $1.00       --       --       --       --       --       --       --      --
Accumulation unit value
  at end of period           $0.89    $0.74       --       --       --       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     128      103       --       --       --       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATELY CONSERVATIVE (05/01/2008)
Accumulation unit value
  at beginning of period     $0.80    $1.00       --       --       --       --       --       --       --      --
Accumulation unit value
  at end of period           $0.94    $0.80       --       --       --       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     728      288       --       --       --       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (09/29/2000)
Accumulation unit value
  at beginning of period     $0.78    $1.12    $1.11    $0.98    $0.95    $0.87    $0.73    $0.84    $0.95   $1.00
Accumulation unit value
  at end of period           $0.96    $0.78    $1.12    $1.11    $0.98    $0.95    $0.87    $0.73    $0.84   $0.95
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   2,605    1,564    2,567    2,359    2,268    2,153    1,566    1,122      988     129
------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3)*(09/29/2000)
Accumulation unit value
  at beginning of period     $1.16    $1.15    $1.10    $1.06    $1.04    $1.04    $1.04    $1.04    $1.01   $1.00
Accumulation unit value
  at end of period           $1.16    $1.16    $1.15    $1.10    $1.06    $1.04    $1.04    $1.04    $1.04   $1.01
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  11,219   20,529   16,724   14,587   10,666   11,956   12,254   15,264   14,112   3,674
*The 7-day simple and compound yields for RVST RiverSource Variable Portfolio - Cash Management Fund at Dec. 31,
  2009 were (0.75%) and (0.75%), respectively.
------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (09/29/2000)
Accumulation unit value
  at beginning of period     $1.25    $1.35    $1.29    $1.25    $1.23    $1.19    $1.14    $1.09    $1.02   $1.00
Accumulation unit value
  at end of period           $1.43    $1.25    $1.35    $1.29    $1.25    $1.23    $1.19    $1.14    $1.09   $1.02
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  36,166   36,244   35,353   31,453   19,926   12,488   10,290    7,749    3,860     476
------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (09/29/2000)
Accumulation unit value
  at beginning of period     $1.13    $1.91    $1.78    $1.50    $1.33    $1.14    $0.81    $1.01    $1.00   $1.00
Accumulation unit value
  at end of period           $1.43    $1.13    $1.91    $1.78    $1.50    $1.33    $1.14    $0.81    $1.01   $1.00
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  25,983   25,626   25,064   25,790   17,139   10,241    4,410    2,358    1,089      17
------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (09/29/2000)
Accumulation unit value
  at beginning of period     $0.53    $0.92    $0.90    $0.78    $0.74    $0.71    $0.55    $0.71    $0.88   $1.00
Accumulation unit value
  at end of period           $0.65    $0.53    $0.92    $0.90    $0.78    $0.74    $0.71    $0.55    $0.71   $0.88
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  12,183   14,518   17,373   19,411   11,370    2,982      815      363      339     110
------------------------------------------------------------------------------------------------------------------



82 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,          2009     2008     2007     2006     2005     2004     2003     2002     2001     2000
------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL BOND FUND (CLASS 3) (09/29/2000)
Accumulation unit value
  at beginning of period     $1.55    $1.57    $1.47    $1.39    $1.47    $1.35    $1.20    $1.05    $1.05   $1.00
Accumulation unit value
  at end of period           $1.72    $1.55    $1.57    $1.47    $1.39    $1.47    $1.35    $1.20    $1.05   $1.05
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  10,317   10,760   10,966    9,253    6,917    4,157    2,454    1,346      529      95
------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 3) (11/15/2004)
Accumulation unit value
  at beginning of period     $1.11    $1.12    $1.04    $1.04    $1.02    $1.00       --       --       --      --
Accumulation unit value
  at end of period           $1.18    $1.11    $1.12    $1.04    $1.04    $1.02       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  17,784    9,290    9,325   10,578    6,543       21       --       --       --      --
------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (09/29/2000)
Accumulation unit value
  at beginning of period     $1.05    $1.42    $1.40    $1.28    $1.24    $1.12    $0.90    $0.97    $0.93   $1.00
Accumulation unit value
  at end of period           $1.61    $1.05    $1.42    $1.40    $1.28    $1.24    $1.12    $0.90    $0.97   $0.93
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   7,246    8,622   12,510   14,822   16,084   14,646    9,939    5,182    2,596     465
------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 3) (11/15/2004)
Accumulation unit value
  at beginning of period     $0.91    $1.13    $1.11    $1.03    $1.01    $1.00       --       --       --      --
Accumulation unit value
  at end of period           $1.28    $0.91    $1.13    $1.11    $1.03    $1.01       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  12,726    7,714    6,770    6,653    1,815        6       --       --       --      --
------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP GROWTH FUND (CLASS 3) (05/01/2001)
Accumulation unit value
  at beginning of period     $0.75    $1.37    $1.22    $1.23    $1.12    $1.04    $0.85    $1.00    $1.00      --
Accumulation unit value
  at end of period           $1.22    $0.75    $1.37    $1.22    $1.23    $1.12    $1.04    $0.85    $1.00      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   1,066    1,091    1,416    1,560    1,403    1,420      998      351       86      --
------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP VALUE FUND (CLASS 3) (05/02/2005)
Accumulation unit value
  at beginning of period     $0.81    $1.49    $1.36    $1.19    $1.00       --       --       --       --      --
Accumulation unit value
  at end of period           $1.14    $0.81    $1.49    $1.36    $1.19       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   2,304    3,561    2,944    5,108      351       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (09/29/2000)
Accumulation unit value
  at beginning of period     $0.66    $1.06    $1.01    $0.89    $0.85    $0.78    $0.61    $0.80    $0.92   $1.00
Accumulation unit value
  at end of period           $0.82    $0.66    $1.06    $1.01    $0.89    $0.85    $0.78    $0.61    $0.80   $0.92
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   4,854    5,907    7,782    8,282    8,983    9,237    6,233    3,963    2,214     129
------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (09/29/2000)
Accumulation unit value
  at beginning of period     $1.21    $1.25    $1.19    $1.16    $1.15    $1.15    $1.14    $1.09    $1.03   $1.00
Accumulation unit value
  at end of period           $1.26    $1.21    $1.25    $1.19    $1.16    $1.15    $1.15    $1.14    $1.09   $1.03
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   6,838    7,386    8,083    9,055   10,771   11,923    9,919    8,720    2,737     252
------------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - GROWTH FUND (CLASS 3) (09/29/2000)
Accumulation unit value
  at beginning of period     $0.34    $0.61    $0.60    $0.54    $0.50    $0.47    $0.39    $0.53    $0.77   $1.00
Accumulation unit value
  at end of period           $0.46    $0.34    $0.61    $0.60    $0.54    $0.50    $0.47    $0.39    $0.53   $0.77
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   5,927    7,359   10,651   12,217   13,724    6,535    5,159    3,200    2,185     741
------------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - LARGER-CAP VALUE FUND (CLASS 3) (11/15/2004)
Accumulation unit value
  at beginning of period     $0.75    $1.25    $1.27    $1.07    $1.03    $1.00       --       --       --      --
Accumulation unit value
  at end of period           $0.94    $0.75    $1.25    $1.27    $1.07    $1.03       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                      91       95      137      187       70       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - SMALLER-CAP VALUE FUND (CLASS 3) (09/29/2000)
Accumulation unit value
  at beginning of period     $0.83    $1.37    $1.44    $1.30    $1.25    $1.06    $0.72    $0.88    $0.95   $1.00
Accumulation unit value
  at end of period           $1.16    $0.83    $1.37    $1.44    $1.30    $1.25    $1.06    $0.72    $0.88   $0.95
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   1,132    1,628    1,938    2,442    3,007    2,896    1,716      913      440      65
------------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - EMERGING MARKETS FUND (CLASS 3) (09/29/2000)
Accumulation unit value
  at beginning of period     $1.55    $3.37    $2.46    $1.85    $1.39    $1.13    $0.81    $0.87    $0.88   $1.00
Accumulation unit value
  at end of period           $2.68    $1.55    $3.37    $2.46    $1.85    $1.39    $1.13    $0.81    $0.87   $0.88
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   3,010    4,784    3,347    3,067    2,792      711      217      149      100       7
------------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 3) (09/29/2000)
Accumulation unit value
  at beginning of period     $0.71    $1.20    $1.07    $0.87    $0.77    $0.66    $0.52    $0.64    $0.91   $1.00
Accumulation unit value
  at end of period           $0.90    $0.71    $1.20    $1.07    $0.87    $0.77    $0.66    $0.52    $0.64   $0.91
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   1,835    2,245    2,990    3,257    3,145    2,082      359      191      182      13
------------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 3) (05/01/2006)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value
  at beginning of period     $0.68    $1.12    $1.09    $1.00       --       --       --       --       --      --
Accumulation unit value
  at end of period           $0.89    $0.68    $1.12    $1.09       --       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  17,213   10,554    7,024    7,764       --       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------



RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
                                   VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  83

VARIABLE ACCOUNT CHARGES OF 0.75% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,          2009     2008     2007     2006     2005     2004     2003     2002     2001     2000
------------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 3) (11/15/2004)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value
  at beginning of period     $0.79    $1.26    $1.20    $1.04    $1.04    $1.00       --       --       --      --
Accumulation unit value
  at end of period           $1.07    $0.79    $1.26    $1.20    $1.04    $1.04       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     133      261      377      381      339       45       --       --       --      --
------------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (08/14/2001)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value
  at beginning of period     $1.22    $1.80    $1.91    $1.60    $1.52    $1.28    $0.93    $1.07    $1.00      --
Accumulation unit value
  at end of period           $1.66    $1.22    $1.80    $1.91    $1.60    $1.52    $1.28    $0.93    $1.07      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   8,642    9,275    8,677    7,149    7,106    4,860    4,184    2,710      606      --
------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (11/15/2004)
Accumulation unit value
  at beginning of period     $0.76    $1.19    $1.23    $1.07    $1.03    $1.00       --       --       --      --
Accumulation unit value
  at end of period           $0.97    $0.76    $1.19    $1.23    $1.07    $1.03       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   9,931   12,695   11,798   13,974   10,069       65       --       --       --      --
------------------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2006)
Accumulation unit value
  at beginning of period     $0.61    $1.11    $1.23    $1.00       --       --       --       --       --      --
Accumulation unit value
  at end of period           $0.86    $0.61    $1.11    $1.23       --       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   3,120    4,528    2,291    2,781       --       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2006)
Accumulation unit value
  at beginning of period     $0.64    $1.20    $0.99    $1.00       --       --       --       --       --      --
Accumulation unit value
  at end of period           $0.99    $0.64    $1.20    $0.99       --       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   1,089    1,210    1,294    2,389       --       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (09/29/2000)
Accumulation unit value
  at beginning of period     $1.05    $1.95    $1.69    $1.24    $1.03    $0.80    $0.54    $0.63    $0.80   $1.00
Accumulation unit value
  at end of period           $1.57    $1.05    $1.95    $1.69    $1.24    $1.03    $0.80    $0.54    $0.63   $0.80
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   9,670   10,494   11,177   12,711   11,740    7,114    4,070    1,930      833     190
------------------------------------------------------------------------------------------------------------------
WANGER USA (09/29/2000)
Accumulation unit value
  at beginning of period     $1.16    $1.93    $1.85    $1.73    $1.56    $1.33    $0.94    $1.13    $1.03   $1.00
Accumulation unit value
  at end of period           $1.63    $1.16    $1.93    $1.85    $1.73    $1.56    $1.33    $0.94    $1.13   $1.03
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   9,667   11,268   13,451   14,502   14,569   10,599    6,621    2,942      855      77
------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND (08/13/2001)
Accumulation unit value
  at beginning of period     $0.86    $1.44    $1.36    $1.22    $1.14    $0.97    $0.72    $0.99    $1.00      --
Accumulation unit value
  at end of period           $1.26    $0.86    $1.44    $1.36    $1.22    $1.14    $0.97    $0.72    $0.99      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     826      977    1,125    1,281    1,387    1,549    1,450      884      232      --
------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (05/01/2001)
Accumulation unit value
  at beginning of period     $0.78    $1.34    $1.18    $0.97    $0.92    $0.81    $0.58    $0.94    $1.00      --
Accumulation unit value
  at end of period           $1.18    $0.78    $1.34    $1.18    $0.97    $0.92    $0.81    $0.58    $0.94      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   1,942    1,865    2,522    1,762    1,473    1,593    1,080      587      140      --
------------------------------------------------------------------------------------------------------------------





VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,          2009     2008     2007     2006     2005     2004     2003     2002     2001     2000
------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (11/01/2005)
(PREVIOUSLY ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B))
Accumulation unit value
  at beginning of period     $0.70    $1.35    $1.14    $1.06    $1.00       --       --       --       --      --
Accumulation unit value
  at end of period           $1.07    $0.70    $1.35    $1.14    $1.06       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     330      249      316      302       65       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (08/13/2001)
Accumulation unit value
  at beginning of period     $0.78    $1.34    $1.29    $1.11    $1.07    $0.97    $0.74    $0.96    $1.00      --
Accumulation unit value
  at end of period           $0.93    $0.78    $1.34    $1.29    $1.11    $1.07    $0.97    $0.74    $0.96      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   2,557    3,315    5,003    5,777    6,121    5,022    3,923    2,930      730      --
------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (08/13/2001)
Accumulation unit value
  at beginning of period     $1.21    $2.61    $2.49    $1.86    $1.61    $1.31    $0.92    $0.98    $1.00      --
Accumulation unit value
  at end of period           $1.61    $1.21    $2.61    $2.49    $1.86    $1.61    $1.31    $0.92    $0.98      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   4,591    6,466    6,875    6,633    5,012    2,202    1,112      400       29      --
------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (08/13/2001)
Accumulation unit value
  at beginning of period     $0.91    $1.66    $1.42    $1.15    $1.03    $0.90    $0.73    $0.93    $1.00      --
Accumulation unit value
  at end of period           $1.20    $0.91    $1.66    $1.42    $1.15    $1.03    $0.90    $0.73    $0.93      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   1,017    1,298    1,457    1,664    1,703    1,507    1,149      700      152      --
------------------------------------------------------------------------------------------------------------------



84 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,          2009     2008     2007     2006     2005     2004     2003     2002     2001     2000
------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value
  at beginning of period     $0.67    $0.90    $1.00       --       --       --       --       --       --      --
Accumulation unit value
  at end of period           $0.87    $0.67    $0.90       --       --       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   1,306    1,860    1,583       --       --       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (11/01/2005)
Accumulation unit value
  at beginning of period     $0.69    $1.19    $0.99    $1.04    $1.00       --       --       --       --      --
Accumulation unit value
  at end of period           $0.91    $0.69    $1.19    $0.99    $1.04       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     473      394      409    1,987      389       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (08/13/2001)
Accumulation unit value
  at beginning of period     $1.07    $1.47    $1.57    $1.34    $1.29    $1.14    $0.89    $1.04    $1.00      --
Accumulation unit value
  at end of period           $1.27    $1.07    $1.47    $1.57    $1.34    $1.29    $1.14    $0.89    $1.04      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   3,565    4,138    6,071    6,789    7,188    5,304    3,657    2,579      848      --
------------------------------------------------------------------------------------------------------------------
CALVERT VARIABLE SERIES, INC. VP SRI SOCIAL BALANCED PORTFOLIO (09/29/2000)
Accumulation unit value
  at beginning of period     $0.74    $1.08    $1.06    $0.99    $0.94    $0.88    $0.74    $0.86    $0.93   $1.00
Accumulation unit value
  at end of period           $0.91    $0.74    $1.08    $1.06    $0.99    $0.94    $0.88    $0.74    $0.86   $0.93
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   1,174    1,596    1,765    1,878    1,638      959      544      311      289      15
------------------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (04/28/2006)
Accumulation unit value
  at beginning of period     $0.80    $1.08    $1.07    $1.00       --       --       --       --       --      --
Accumulation unit value
  at end of period           $1.15    $0.80    $1.08    $1.07       --       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     731      890    1,311    1,573       --       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2006)
Accumulation unit value
  at beginning of period     $0.71    $1.19    $1.02    $1.00       --       --       --       --       --      --
Accumulation unit value
  at end of period           $0.89    $0.71    $1.19    $1.02       --       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  13,094   10,986    6,387    3,929       --       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2006)
Accumulation unit value
  at beginning of period     $0.65    $1.26    $1.07    $1.00       --       --       --       --       --      --
Accumulation unit value
  at end of period           $0.88    $0.65    $1.26    $1.07       --       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     959    1,003    1,019    1,770       --       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2006)
Accumulation unit value
  at beginning of period     $0.74    $1.13    $0.97    $1.00       --       --       --       --       --      --
Accumulation unit value
  at end of period           $0.88    $0.74    $1.13    $0.97       --       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   1,351    1,404      789    1,558       --       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2006)
Accumulation unit value
  at beginning of period     $0.75    $1.04    $1.03    $1.00       --       --       --       --       --      --
Accumulation unit value
  at end of period           $1.07    $0.75    $1.04    $1.03       --       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   5,379    4,487    3,603    3,669       --       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (11/15/2004)
Accumulation unit value
  at beginning of period     $0.97    $1.67    $1.47    $1.21    $1.05    $1.00       --       --       --      --
Accumulation unit value
  at end of period           $1.11    $0.97    $1.67    $1.47    $1.21    $1.05       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   3,967      460      658      813      645       40       --       --       --      --
------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (05/01/2006)
Accumulation unit value
  at beginning of period     $0.68    $1.20    $1.03    $1.00       --       --       --       --       --      --
Accumulation unit value
  at end of period           $0.91    $0.68    $1.20    $1.03       --       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   7,800   12,130    8,730    7,042       --       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO SERVICE CLASS 2 (08/13/2001)
Accumulation unit value
  at beginning of period     $0.80    $1.38    $1.25    $1.12    $1.05    $1.00    $0.82    $1.00    $1.00      --
Accumulation unit value
  at end of period           $1.00    $0.80    $1.38    $1.25    $1.12    $1.05    $1.00    $0.82    $1.00      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   4,356    5,347    7,618    9,099    9,746    8,735    6,117    3,320      583      --
------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (08/13/2001)
Accumulation unit value
  at beginning of period     $1.39    $2.33    $2.04    $1.83    $1.57    $1.27    $0.93    $1.04    $1.00      --
Accumulation unit value
  at end of period           $1.93    $1.39    $2.33    $2.04    $1.83    $1.57    $1.27    $0.93    $1.04      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   6,204    8,401    9,748   10,749   10,285    8,137    5,236    3,151      536      --
------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (08/13/2001)
Accumulation unit value
  at beginning of period     $1.05    $1.88    $1.62    $1.39    $1.18    $1.05    $0.74    $0.95    $1.00      --
Accumulation unit value
  at end of period           $1.31    $1.05    $1.88    $1.62    $1.39    $1.18    $1.05    $0.74    $0.95      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   2,078    2,626    3,652    3,933    4,012    3,384    1,478      756      101      --
------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (09/29/2000)
Accumulation unit value
  at beginning of period     $1.18    $2.07    $2.64    $2.21    $1.96    $1.50    $1.12    $1.11    $1.04   $1.00
Accumulation unit value
  at end of period           $1.39    $1.18    $2.07    $2.64    $2.21    $1.96    $1.50    $1.12    $1.11   $1.04
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   1,987    2,520    3,992    5,455    6,194    5,320    3,834    2,650    1,215     150
------------------------------------------------------------------------------------------------------------------



RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
                                   VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  85

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,          2009     2008     2007     2006     2005     2004     2003     2002     2001     2000
------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (09/29/2000)
Accumulation unit value
  at beginning of period     $1.41    $2.13    $2.20    $1.90    $1.76    $1.44    $1.10    $1.22    $1.08   $1.00
Accumulation unit value
  at end of period           $1.81    $1.41    $2.13    $2.20    $1.90    $1.76    $1.44    $1.10    $1.22   $1.08
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   1,730    2,095    3,284    3,540    3,470    2,522    1,628      986      410      56
------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (08/13/2001)
Accumulation unit value
  at beginning of period     $0.96    $1.53    $1.50    $1.28    $1.17    $1.04    $0.84    $0.97    $1.00      --
Accumulation unit value
  at end of period           $1.19    $0.96    $1.53    $1.50    $1.28    $1.17    $1.04    $0.84    $0.97      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   3,424    3,761    4,875    4,583    3,446    2,367    1,668      932      155      --
------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (09/29/2000)
Accumulation unit value
  at beginning of period     $1.51    $2.43    $2.37    $2.06    $1.85    $1.48    $1.16    $1.23    $1.11   $1.00
Accumulation unit value
  at end of period           $2.00    $1.51    $2.43    $2.37    $2.06    $1.85    $1.48    $1.16    $1.23   $1.11
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   3,248    4,092    6,530    7,397    7,580    5,065    3,549    2,398    1,096     162
------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (09/29/2000)
Accumulation unit value
  at beginning of period     $0.64    $1.03    $1.06    $0.94    $0.89    $0.79    $0.61    $0.79    $0.91   $1.00
Accumulation unit value
  at end of period           $0.77    $0.64    $1.03    $1.06    $0.94    $0.89    $0.79    $0.61    $0.79   $0.91
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   3,364    4,344    5,998    7,046    7,488    4,379    2,692    2,301    1,422     202
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (08/13/2001)
(PREVIOUSLY AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES)
Accumulation unit value
  at beginning of period     $0.70    $1.23    $1.11    $1.06    $0.98    $0.93    $0.73    $0.98    $1.00      --
Accumulation unit value
  at end of period           $0.84    $0.70    $1.23    $1.11    $1.06    $0.98    $0.93    $0.73    $0.98      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   1,663    2,328    2,975    3,202    3,245    1,172      537      373       70      --
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (08/13/2001)
(PREVIOUSLY AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES)
Accumulation unit value
  at beginning of period     $0.83    $1.59    $1.45    $1.26    $1.16    $1.02    $0.76    $0.98    $1.00      --
Accumulation unit value
  at end of period           $1.17    $0.83    $1.59    $1.45    $1.26    $1.16    $1.02    $0.76    $0.98      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     252      363      574      711      686      562      313      250       67      --
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. FINANCIAL SERVICES FUND, SERIES I SHARES (08/13/2001)
(PREVIOUSLY AIM V.I. FINANCIAL SERVICES FUND, SERIES I SHARES)
Accumulation unit value
  at beginning of period     $0.42    $1.05    $1.36    $1.18    $1.13    $1.05    $0.82    $0.97    $1.00      --
Accumulation unit value
  at end of period           $0.53    $0.42    $1.05    $1.36    $1.18    $1.13    $1.05    $0.82    $0.97      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     866      515      368      473      529      622      467      306       90      --
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2006)
(PREVIOUSLY AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES)
Accumulation unit value
  at beginning of period     $0.80    $1.13    $1.02    $1.00       --       --       --       --       --      --
Accumulation unit value
  at end of period           $1.01    $0.80    $1.13    $1.02       --       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     432      545      444      892       --       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (11/01/2005)
(PREVIOUSLY AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES)
Accumulation unit value
  at beginning of period     $0.92    $1.57    $1.38    $1.09    $1.00       --       --       --       --      --
Accumulation unit value
  at end of period           $1.23    $0.92    $1.57    $1.38    $1.09       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   3,824    3,203    1,506       41       --       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. TECHNOLOGY FUND, SERIES I SHARES (08/13/2001)
(PREVIOUSLY AIM V.I. TECHNOLOGY FUND, SERIES I SHARES)
Accumulation unit value
  at beginning of period     $0.46    $0.84    $0.79    $0.72    $0.71    $0.69    $0.48    $0.91    $1.00      --
Accumulation unit value
  at end of period           $0.72    $0.46    $0.84    $0.79    $0.72    $0.71    $0.69    $0.48    $0.91      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     600      621      929      977      995      735      533      241       63      --
------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value
  at beginning of period     $0.63    $1.06    $1.00       --       --       --       --       --       --      --
Accumulation unit value
  at end of period           $0.85    $0.63    $1.06       --       --       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   9,604    7,662    4,056       --       --       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (04/27/2007)
(PREVIOUSLY LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I)
Accumulation unit value
  at beginning of period     $0.60    $1.02    $1.00       --       --       --       --       --       --      --
Accumulation unit value
  at end of period           $0.85    $0.60    $1.02       --       --       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                      33       25       57       --       --       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (09/29/2000)
Accumulation unit value
  at beginning of period     $0.46    $0.73    $0.67    $0.63    $0.61    $0.56    $0.46    $0.65    $0.87   $1.00
Accumulation unit value
  at end of period           $0.63    $0.46    $0.73    $0.67    $0.63    $0.61    $0.56    $0.46    $0.65   $0.87
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   2,935    2,841    3,602    4,618    5,560    5,021    4,726    4,234    3,342     685
------------------------------------------------------------------------------------------------------------------



86 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,          2009     2008     2007     2006     2005     2004     2003     2002     2001     2000
------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (09/29/2000)
Accumulation unit value
  at beginning of period     $0.56    $0.94    $0.92    $0.83    $0.79    $0.75    $0.57    $0.85    $0.90   $1.00
Accumulation unit value
  at end of period           $0.90    $0.56    $0.94    $0.92    $0.83    $0.79    $0.75    $0.57    $0.85   $0.90
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   1,422    1,779    2,321    2,844    3,667    4,463    4,471    3,982    2,670     527
------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (08/13/2001)
Accumulation unit value
  at beginning of period     $1.37    $2.22    $1.76    $1.36    $1.18    $0.91    $0.68    $0.89    $1.00      --
Accumulation unit value
  at end of period           $1.80    $1.37    $2.22    $1.76    $1.36    $1.18    $0.91    $0.68    $0.89      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   1,909    2,107    2,729    2,801    2,287    1,297      759      512      218      --
------------------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL PORTFOLIO (CLASS S) (05/01/2006)
Accumulation unit value
  at beginning of period     $0.57    $1.07    $1.04    $1.00       --       --       --       --       --      --
Accumulation unit value
  at end of period           $0.75    $0.57    $1.07    $1.04       --       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   2,376    2,572    1,809    1,600       --       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value
  at beginning of period     $0.87    $1.48    $1.41    $1.21    $1.07    $1.00       --       --       --      --
Accumulation unit value
  at end of period           $1.21    $0.87    $1.48    $1.41    $1.21    $1.07       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   1,583    1,652    2,077    2,319    1,151       31       --       --       --      --
------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (11/15/2004)
(PREVIOUSLY OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES)
Accumulation unit value
  at beginning of period     $1.01    $1.20    $1.10    $1.04    $1.02    $1.00       --       --       --      --
Accumulation unit value
  at end of period           $1.19    $1.01    $1.20    $1.10    $1.04    $1.02       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  18,400   19,714   18,443   11,811    5,096       84       --       --       --      --
------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value
  at beginning of period     $0.77    $1.26    $1.29    $1.14    $1.05    $1.00       --       --       --      --
Accumulation unit value
  at end of period           $1.05    $0.77    $1.26    $1.29    $1.14    $1.05       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     732      760    1,153      883      417       22       --       --       --      --
------------------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2006)
Accumulation unit value
  at beginning of period     $0.93    $1.12    $1.04    $1.00       --       --       --       --       --      --
Accumulation unit value
  at end of period           $1.12    $0.93    $1.12    $1.04       --       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   7,370    8,193    5,022    4,812       --       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND - CLASS IB SHARES (08/13/2001)
Accumulation unit value
  at beginning of period     $0.89    $1.08    $1.10    $1.08    $0.96    $0.91    $0.77    $0.98    $1.00      --
Accumulation unit value
  at end of period           $1.11    $0.89    $1.08    $1.10    $1.08    $0.96    $0.91    $0.77    $0.98      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     461      620      784      900      883      817      724      514      219      --
------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (08/13/2001)
Accumulation unit value
  at beginning of period     $0.96    $1.73    $1.61    $1.27    $1.15    $1.00    $0.78    $0.96    $1.00      --
Accumulation unit value
  at end of period           $1.19    $0.96    $1.73    $1.61    $1.27    $1.15    $1.00    $0.78    $0.96      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     594      868    1,505    1,655    2,044    2,305    2,650    1,994      612      --
------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (09/29/2000)
Accumulation unit value
  at beginning of period     $0.36    $0.66    $0.64    $0.62    $0.55    $0.47    $0.36    $0.52    $0.79   $1.00
Accumulation unit value
  at end of period           $0.49    $0.36    $0.66    $0.64    $0.62    $0.55    $0.47    $0.36    $0.52   $0.79
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     614      823    1,249    1,563    2,018    2,390    2,773    3,507    4,095   1,162
------------------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - AGGRESSIVE (05/01/2008)
Accumulation unit value
  at beginning of period     $0.71    $1.00       --       --       --       --       --       --       --      --
Accumulation unit value
  at end of period           $0.87    $0.71       --       --       --       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                      14       --       --       --       --       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - CONSERVATIVE (05/01/2008)
Accumulation unit value
  at beginning of period     $0.84    $1.00       --       --       --       --       --       --       --      --
Accumulation unit value
  at end of period           $0.97    $0.84       --       --       --       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     116      225       --       --       --       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATE (05/01/2008)
Accumulation unit value
  at beginning of period     $0.76    $1.00       --       --       --       --       --       --       --      --
Accumulation unit value
  at end of period           $0.91    $0.76       --       --       --       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     595      197       --       --       --       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATELY AGGRESSIVE (05/01/2008)
Accumulation unit value
  at beginning of period     $0.73    $1.00       --       --       --       --       --       --       --      --
Accumulation unit value
  at end of period           $0.89    $0.73       --       --       --       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     131       32       --       --       --       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATELY CONSERVATIVE (05/01/2008)
Accumulation unit value
  at beginning of period     $0.79    $1.00       --       --       --       --       --       --       --      --
Accumulation unit value
  at end of period           $0.94    $0.79       --       --       --       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     766      329       --       --       --       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------



RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
                                   VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  87

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,          2009     2008     2007     2006     2005     2004     2003     2002     2001     2000
------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (09/29/2000)
Accumulation unit value
  at beginning of period     $0.77    $1.10    $1.09    $0.97    $0.94    $0.86    $0.73    $0.84    $0.95   $1.00
Accumulation unit value
  at end of period           $0.94    $0.77    $1.10    $1.09    $0.97    $0.94    $0.86    $0.73    $0.84   $0.95
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   1,503    1,256    2,079    1,672    1,877    1,818    1,979    1,811    1,468     387
------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3)*(09/29/2000)
Accumulation unit value
  at beginning of period     $1.14    $1.13    $1.09    $1.05    $1.03    $1.04    $1.04    $1.04    $1.01   $1.00
Accumulation unit value
  at end of period           $1.13    $1.14    $1.13    $1.09    $1.05    $1.03    $1.04    $1.04    $1.04   $1.01
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  10,791   17,221   16,036   11,540    7,130    8,287   10,038   12,020   13,646   4,153
*The 7-day simple and compound yields for RVST RiverSource Variable Portfolio - Cash Management Fund at Dec. 31,
  2009 were (0.96%) and (0.96%), respectively.
------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (09/29/2000)
Accumulation unit value
  at beginning of period     $1.23    $1.33    $1.28    $1.23    $1.22    $1.18    $1.14    $1.09    $1.02   $1.00
Accumulation unit value
  at end of period           $1.40    $1.23    $1.33    $1.28    $1.23    $1.22    $1.18    $1.14    $1.09   $1.02
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  24,712   25,908   24,395   21,045   15,251   10,446    8,654    7,278    4,119     600
------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (09/29/2000)
Accumulation unit value
  at beginning of period     $1.11    $1.89    $1.77    $1.49    $1.32    $1.13    $0.81    $1.01    $1.00   $1.00
Accumulation unit value
  at end of period           $1.41    $1.11    $1.89    $1.77    $1.49    $1.32    $1.13    $0.81    $1.01   $1.00
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  15,846   16,588   17,673   17,788   12,648    8,024    4,235    2,480    1,303      83
------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (09/29/2000)
Accumulation unit value
  at beginning of period     $0.52    $0.90    $0.89    $0.78    $0.74    $0.70    $0.55    $0.71    $0.88   $1.00
Accumulation unit value
  at end of period           $0.64    $0.52    $0.90    $0.89    $0.78    $0.74    $0.70    $0.55    $0.71   $0.88
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   5,331    6,962    9,846   11,629    5,105    1,558      831      450      326      65
------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL BOND FUND (CLASS 3) (09/29/2000)
Accumulation unit value
  at beginning of period     $1.53    $1.55    $1.45    $1.38    $1.46    $1.34    $1.20    $1.05    $1.05   $1.00
Accumulation unit value
  at end of period           $1.69    $1.53    $1.55    $1.45    $1.38    $1.46    $1.34    $1.20    $1.05   $1.05
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   7,293    7,887    7,970    6,731    5,648    3,777    2,836    1,944    1,001     174
------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 3) (11/15/2004)
Accumulation unit value
  at beginning of period     $1.10    $1.11    $1.04    $1.03    $1.02    $1.00       --       --       --      --
Accumulation unit value
  at end of period           $1.16    $1.10    $1.11    $1.04    $1.03    $1.02       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  10,837    6,093    4,970    5,558    3,131      218       --       --       --      --
------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (09/29/2000)
Accumulation unit value
  at beginning of period     $1.04    $1.40    $1.39    $1.27    $1.23    $1.11    $0.90    $0.97    $0.93   $1.00
Accumulation unit value
  at end of period           $1.58    $1.04    $1.40    $1.39    $1.27    $1.23    $1.11    $0.90    $0.97   $0.93
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   5,150    6,762   10,346   11,919   13,288   12,815   10,123    5,961    3,548     577
------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 3) (11/15/2004)
Accumulation unit value
  at beginning of period     $0.90    $1.12    $1.10    $1.03    $1.01    $1.00       --       --       --      --
Accumulation unit value
  at end of period           $1.27    $0.90    $1.12    $1.10    $1.03    $1.01       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   7,874    4,529    3,644    3,835    1,067        1       --       --       --      --
------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP GROWTH FUND (CLASS 3) (05/01/2001)
Accumulation unit value
  at beginning of period     $0.74    $1.35    $1.20    $1.22    $1.11    $1.03    $0.85    $0.99    $1.00      --
Accumulation unit value
  at end of period           $1.20    $0.74    $1.35    $1.20    $1.22    $1.11    $1.03    $0.85    $0.99      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     854      698      907    1,092    1,256    1,359      811      401      184      --
------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP VALUE FUND (CLASS 3) (05/02/2005)
Accumulation unit value
  at beginning of period     $0.81    $1.48    $1.36    $1.19    $1.00       --       --       --       --      --
Accumulation unit value
  at end of period           $1.13    $0.81    $1.48    $1.36    $1.19       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   1,532    2,373    2,137    2,846      247       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (09/29/2000)
Accumulation unit value
  at beginning of period     $0.65    $1.04    $1.00    $0.88    $0.85    $0.78    $0.61    $0.80    $0.92   $1.00
Accumulation unit value
  at end of period           $0.81    $0.65    $1.04    $1.00    $0.88    $0.85    $0.78    $0.61    $0.80   $0.92
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   4,108    4,734    5,995    6,656    7,646    7,782    5,947    3,742    1,886     113
------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (09/29/2000)
Accumulation unit value
  at beginning of period     $1.19    $1.23    $1.18    $1.15    $1.14    $1.14    $1.14    $1.08    $1.03   $1.00
Accumulation unit value
  at end of period           $1.24    $1.19    $1.23    $1.18    $1.15    $1.14    $1.14    $1.14    $1.08   $1.03
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   5,800    6,695    7,227    7,765    9,250    9,832    9,828    8,010    4,050     474
------------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - GROWTH FUND (CLASS 3) (09/29/2000)
Accumulation unit value
  at beginning of period     $0.33    $0.60    $0.59    $0.54    $0.50    $0.46    $0.39    $0.53    $0.77   $1.00
Accumulation unit value
  at end of period           $0.45    $0.33    $0.60    $0.59    $0.54    $0.50    $0.46    $0.39    $0.53   $0.77
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   2,970    4,065    7,041    7,585    8,017    3,588    4,296    2,674    2,826   1,195
------------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - LARGER-CAP VALUE FUND (CLASS 3) (11/15/2004)
Accumulation unit value
  at beginning of period     $0.75    $1.24    $1.26    $1.07    $1.03    $1.00       --       --       --      --
Accumulation unit value
  at end of period           $0.93    $0.75    $1.24    $1.26    $1.07    $1.03       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                      65       58      137      175       76       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------



88 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.95% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,          2009     2008     2007     2006     2005     2004     2003     2002     2001     2000
------------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - SMALLER-CAP VALUE FUND (CLASS 3) (09/29/2000)
Accumulation unit value
  at beginning of period     $0.82    $1.35    $1.42    $1.28    $1.24    $1.05    $0.72    $0.88    $0.95   $1.00
Accumulation unit value
  at end of period           $1.14    $0.82    $1.35    $1.42    $1.28    $1.24    $1.05    $0.72    $0.88   $0.95
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     661      922    1,550    1,998    2,289    2,188    1,581      998      599     100
------------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - EMERGING MARKETS FUND (CLASS 3) (09/29/2000)
Accumulation unit value
  at beginning of period     $1.52    $3.32    $2.43    $1.83    $1.38    $1.12    $0.81    $0.86    $0.88   $1.00
Accumulation unit value
  at end of period           $2.63    $1.52    $3.32    $2.43    $1.83    $1.38    $1.12    $0.81    $0.86   $0.88
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   2,172    3,087    2,342    2,078    1,792      593      234      195      107      12
------------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 3) (09/29/2000)
Accumulation unit value
  at beginning of period     $0.70    $1.18    $1.06    $0.86    $0.76    $0.66    $0.52    $0.64    $0.91   $1.00
Accumulation unit value
  at end of period           $0.88    $0.70    $1.18    $1.06    $0.86    $0.76    $0.66    $0.52    $0.64   $0.91
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   1,767    2,293    3,109    3,065    2,785    1,364      594      495      455     316
------------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 3) (05/01/2006)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value
  at beginning of period     $0.68    $1.11    $1.08    $1.00       --       --       --       --       --      --
Accumulation unit value
  at end of period           $0.88    $0.68    $1.11    $1.08       --       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   9,462    5,838    3,261    3,580       --       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 3) (11/15/2004)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value
  at beginning of period     $0.78    $1.25    $1.19    $1.04    $1.04    $1.00       --       --       --      --
Accumulation unit value
  at end of period           $1.06    $0.78    $1.25    $1.19    $1.04    $1.04       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                      79       68      147      142      161       42       --       --       --      --
------------------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (08/14/2001)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value
  at beginning of period     $1.21    $1.78    $1.89    $1.59    $1.51    $1.27    $0.93    $1.07    $1.00      --
Accumulation unit value
  at end of period           $1.63    $1.21    $1.78    $1.89    $1.59    $1.51    $1.27    $0.93    $1.07      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   4,980    5,355    4,855    4,430    4,724    3,930    3,089    2,209      628      --
------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (11/15/2004)
Accumulation unit value
  at beginning of period     $0.75    $1.18    $1.22    $1.06    $1.03    $1.00       --       --       --      --
Accumulation unit value
  at end of period           $0.96    $0.75    $1.18    $1.22    $1.06    $1.03       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   5,235    6,904    5,924    6,990    4,754       97       --       --       --      --
------------------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2006)
Accumulation unit value
  at beginning of period     $0.61    $1.11    $1.22    $1.00       --       --       --       --       --      --
Accumulation unit value
  at end of period           $0.86    $0.61    $1.11    $1.22       --       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   1,775    2,665    1,324    1,445       --       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2006)
Accumulation unit value
  at beginning of period     $0.63    $1.20    $0.99    $1.00       --       --       --       --       --      --
Accumulation unit value
  at end of period           $0.98    $0.63    $1.20    $0.99       --       --       --       --       --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     605      622      495    1,082       --       --       --       --       --      --
------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (09/29/2000)
Accumulation unit value
  at beginning of period     $1.04    $1.92    $1.67    $1.23    $1.02    $0.79    $0.54    $0.63    $0.80   $1.00
Accumulation unit value
  at end of period           $1.54    $1.04    $1.92    $1.67    $1.23    $1.02    $0.79    $0.54    $0.63   $0.80
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   5,754    6,744    8,393    8,969    8,190    5,277    3,289    2,052    1,069     225
------------------------------------------------------------------------------------------------------------------
WANGER USA (09/29/2000)
Accumulation unit value
  at beginning of period     $1.14    $1.90    $1.82    $1.71    $1.55    $1.32    $0.93    $1.13    $1.02   $1.00
Accumulation unit value
  at end of period           $1.60    $1.14    $1.90    $1.82    $1.71    $1.55    $1.32    $0.93    $1.13   $1.02
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   6,599    7,777    9,982   11,009   11,377    8,711    6,164    3,595    1,227     128
------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND (08/13/2001)
Accumulation unit value
  at beginning of period     $0.84    $1.42    $1.35    $1.21    $1.13    $0.97    $0.72    $0.99    $1.00      --
Accumulation unit value
  at end of period           $1.24    $0.84    $1.42    $1.35    $1.21    $1.13    $0.97    $0.72    $0.99      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     792      896    1,001    1,175    1,240    1,207    1,199      982      276      --
------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (05/01/2001)
Accumulation unit value
  at beginning of period     $0.76    $1.32    $1.17    $0.96    $0.91    $0.81    $0.58    $0.94    $1.00      --
Accumulation unit value
  at end of period           $1.16    $0.76    $1.32    $1.17    $0.96    $0.91    $0.81    $0.58    $0.94      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                   1,258    1,243    1,559    1,303    1,423    1,489    1,344      816      222      --
------------------------------------------------------------------------------------------------------------------





RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
                                   VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  89

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,          2009    2008    2007    2006    2005    2004    2003    2002
-----------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (11/01/2005)
(PREVIOUSLY ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B))
Accumulation unit value
  at beginning of period    $0.70   $1.35   $1.14   $1.06   $1.00      --      --      --
Accumulation unit value
  at end of period          $1.06   $0.70   $1.35   $1.14   $1.06      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     74      39      61     150      25      --      --      --
-----------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (11/07/2002)
Accumulation unit value
  at beginning of period    $1.00   $1.70   $1.64   $1.41   $1.37   $1.24   $0.95   $1.00
Accumulation unit value
  at end of period          $1.19   $1.00   $1.70   $1.64   $1.41   $1.37   $1.24   $0.95
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    286     374     658     767     893     671     320       7
-----------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (11/07/2002)
Accumulation unit value
  at beginning of period    $1.34   $2.90   $2.78   $2.07   $1.80   $1.45   $1.02   $1.00
Accumulation unit value
  at end of period          $1.78   $1.34   $2.90   $2.78   $2.07   $1.80   $1.45   $1.02
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  1,087   1,769   1,761   1,895   1,469     792     354      21
-----------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (11/07/2002)
Accumulation unit value
  at beginning of period    $1.21   $2.21   $1.90   $1.53   $1.37   $1.21   $0.98   $1.00
Accumulation unit value
  at end of period          $1.60   $1.21   $2.21   $1.90   $1.53   $1.37   $1.21   $0.98
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     87     116     159     238     287     242      72      --
-----------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value
  at beginning of period    $0.67   $0.90   $1.00      --      --      --      --      --
Accumulation unit value
  at end of period          $0.87   $0.67   $0.90      --      --      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    366     768   1,102      --      --      --      --      --
-----------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (11/01/2005)
Accumulation unit value
  at beginning of period    $0.68   $1.18   $0.99   $1.04   $1.00      --      --      --
Accumulation unit value
  at end of period          $0.91   $0.68   $1.18   $0.99   $1.04      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    112     136     159   1,283     301      --      --      --
-----------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (11/07/2002)
Accumulation unit value
  at beginning of period    $1.18   $1.63   $1.73   $1.48   $1.42   $1.26   $0.99   $1.00
Accumulation unit value
  at end of period          $1.40   $1.18   $1.63   $1.73   $1.48   $1.42   $1.26   $0.99
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    472     658   1,255   1,765   1,974     888     297      29
-----------------------------------------------------------------------------------------
CALVERT VARIABLE SERIES, INC. VP SRI SOCIAL BALANCED PORTFOLIO (11/07/2002)
Accumulation unit value
  at beginning of period    $0.94   $1.38   $1.36   $1.26   $1.21   $1.13   $0.95   $1.00
Accumulation unit value
  at end of period          $1.17   $0.94   $1.38   $1.36   $1.26   $1.21   $1.13   $0.95
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     23      33      36      74     181     192       6      --
-----------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (04/28/2006)
Accumulation unit value
  at beginning of period    $0.80   $1.08   $1.07   $1.00      --      --      --      --
Accumulation unit value
  at end of period          $1.14   $0.80   $1.08   $1.07      --      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    243     262     385     500      --      --      --      --
-----------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2006)
Accumulation unit value
  at beginning of period    $0.71   $1.19   $1.02   $1.00      --      --      --      --
Accumulation unit value
  at end of period          $0.89   $0.71   $1.19   $1.02      --      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  4,485   3,709   2,790   2,140      --      --      --      --
-----------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2006)
Accumulation unit value
  at beginning of period    $0.64   $1.26   $1.07   $1.00      --      --      --      --
Accumulation unit value
  at end of period          $0.88   $0.64   $1.26   $1.07      --      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    169     214     178     960      --      --      --      --
-----------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2006)
Accumulation unit value
  at beginning of period    $0.74   $1.13   $0.97   $1.00      --      --      --      --
Accumulation unit value
  at end of period          $0.87   $0.74   $1.13   $0.97      --      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    215     281     235   1,052      --      --      --      --
-----------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2006)
Accumulation unit value
  at beginning of period    $0.75   $1.03   $1.03   $1.00      --      --      --      --
Accumulation unit value
  at end of period          $1.07   $0.75   $1.03   $1.03      --      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  1,993   1,888   2,239   2,644      --      --      --      --
-----------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (11/15/2004)
Accumulation unit value
  at beginning of period    $0.97   $1.67   $1.47   $1.21   $1.05   $1.00      --      --
Accumulation unit value
  at end of period          $1.10   $0.97   $1.67   $1.47   $1.21   $1.05      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  1,551     187     332     522     458      17      --      --
-----------------------------------------------------------------------------------------



90 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
(CONTINUED)
YEAR ENDED DEC. 31,          2009    2008    2007    2006    2005    2004    2003    2002
-----------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (05/01/2006)
Accumulation unit value
  at beginning of period    $0.68   $1.20   $1.03   $1.00      --      --      --      --
Accumulation unit value
  at end of period          $0.91   $0.68   $1.20   $1.03      --      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  1,847   3,810   3,538   3,713      --      --      --      --
-----------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO SERVICE CLASS 2 (11/07/2002)
Accumulation unit value
  at beginning of period    $0.93   $1.62   $1.47   $1.31   $1.23   $1.18   $0.97   $1.00
Accumulation unit value
  at end of period          $1.17   $0.93   $1.62   $1.47   $1.31   $1.23   $1.18   $0.97
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  1,024   1,260   1,786   2,167   2,418   1,811     806      37
-----------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (11/07/2002)
Accumulation unit value
  at beginning of period    $1.50   $2.50   $2.19   $1.97   $1.69   $1.37   $1.00   $1.00
Accumulation unit value
  at end of period          $2.07   $1.50   $2.50   $2.19   $1.97   $1.69   $1.37   $1.00
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  1,337   2,138   2,477   3,028   2,674   1,897     567      17
-----------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (11/07/2002)
Accumulation unit value
  at beginning of period    $1.32   $2.39   $2.06   $1.77   $1.50   $1.34   $0.94   $1.00
Accumulation unit value
  at end of period          $1.65   $1.32   $2.39   $2.06   $1.77   $1.50   $1.34   $0.94
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    185     268     420     513     557     419     104      17
-----------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (11/07/2002)
Accumulation unit value
  at beginning of period    $1.07   $1.87   $2.39   $2.00   $1.78   $1.37   $1.02   $1.00
Accumulation unit value
  at end of period          $1.26   $1.07   $1.87   $2.39   $2.00   $1.78   $1.37   $1.02
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    337     391     524     800     981     673     256      15
-----------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (11/07/2002)
Accumulation unit value
  at beginning of period    $1.28   $1.93   $2.00   $1.72   $1.60   $1.31   $1.00   $1.00
Accumulation unit value
  at end of period          $1.64   $1.28   $1.93   $2.00   $1.72   $1.60   $1.31   $1.00
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    296     356     512     911     737     370     224      13
-----------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (11/07/2002)
Accumulation unit value
  at beginning of period    $1.12   $1.80   $1.76   $1.50   $1.37   $1.23   $0.99   $1.00
Accumulation unit value
  at end of period          $1.40   $1.12   $1.80   $1.76   $1.50   $1.37   $1.23   $0.99
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    793   1,046   1,559   1,733   1,384   1,109     402      30
-----------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (11/07/2002)
Accumulation unit value
  at beginning of period    $1.27   $2.04   $2.00   $1.73   $1.55   $1.25   $0.98   $1.00
Accumulation unit value
  at end of period          $1.67   $1.27   $2.04   $2.00   $1.73   $1.55   $1.25   $0.98
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    653     869   1,520   2,091   2,234     965     307      29
-----------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (11/07/2002)
Accumulation unit value
  at beginning of period    $0.98   $1.58   $1.62   $1.45   $1.38   $1.21   $0.94   $1.00
Accumulation unit value
  at end of period          $1.18   $0.98   $1.58   $1.62   $1.45   $1.38   $1.21   $0.94
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    468     610     883   1,109   1,210     276     110      11
-----------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (11/07/2002)
(PREVIOUSLY AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES)
Accumulation unit value
  at beginning of period    $0.89   $1.56   $1.41   $1.35   $1.25   $1.19   $0.93   $1.00
Accumulation unit value
  at end of period          $1.06   $0.89   $1.56   $1.41   $1.35   $1.25   $1.19   $0.93
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    401     557     617     673   1,056     119      11      --
-----------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (11/07/2002)
(PREVIOUSLY AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES)
Accumulation unit value
  at beginning of period    $1.06   $2.03   $1.86   $1.61   $1.49   $1.31   $0.98   $1.00
Accumulation unit value
  at end of period          $1.50   $1.06   $2.03   $1.86   $1.61   $1.49   $1.31   $0.98
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                      8      18      29      67      36      39      19       3
-----------------------------------------------------------------------------------------
INVESCO V.I. FINANCIAL SERVICES FUND, SERIES I SHARES (11/07/2002)
(PREVIOUSLY AIM V.I. FINANCIAL SERVICES FUND, SERIES I SHARES)
Accumulation unit value
  at beginning of period    $0.50   $1.24   $1.61   $1.39   $1.33   $1.23   $0.96   $1.00
Accumulation unit value
  at end of period          $0.63   $0.50   $1.24   $1.61   $1.39   $1.33   $1.23   $0.96
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    139      72      28     110      31      17       7      --
-----------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2006)
(PREVIOUSLY AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES)
Accumulation unit value
  at beginning of period    $0.80   $1.13   $1.02   $1.00      --      --      --      --
Accumulation unit value
  at end of period          $1.00   $0.80   $1.13   $1.02      --      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     26      36      42     540      --      --      --      --
-----------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (11/01/2005)
(PREVIOUSLY AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES)
Accumulation unit value
  at beginning of period    $0.92   $1.57   $1.38   $1.09   $1.00      --      --      --
Accumulation unit value
  at end of period          $1.23   $0.92   $1.57   $1.38   $1.09      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  1,308   1,425     831       9      --      --      --      --
-----------------------------------------------------------------------------------------



RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
                                   VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  91

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
(CONTINUED)
YEAR ENDED DEC. 31,          2009    2008    2007    2006    2005    2004    2003    2002
-----------------------------------------------------------------------------------------
INVESCO V.I. TECHNOLOGY FUND, SERIES I SHARES (11/07/2002)
(PREVIOUSLY AIM V.I. TECHNOLOGY FUND, SERIES I SHARES)
Accumulation unit value
  at beginning of period    $0.89   $1.62   $1.52   $1.39   $1.37   $1.32   $0.92   $1.00
Accumulation unit value
  at end of period          $1.38   $0.89   $1.62   $1.52   $1.39   $1.37   $1.32   $0.92
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     60      82      92     103     165      34       5      --
-----------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value
  at beginning of period    $0.63   $1.06   $1.00      --      --      --      --      --
Accumulation unit value
  at end of period          $0.85   $0.63   $1.06      --      --      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  3,858   3,505   2,828      --      --      --      --      --
-----------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (04/27/2007)
(PREVIOUSLY LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I)
Accumulation unit value
  at beginning of period    $0.60   $1.02   $1.00      --      --      --      --      --
Accumulation unit value
  at end of period          $0.84   $0.60   $1.02      --      --      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     --      --       1      --      --      --      --      --
-----------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (11/07/2002)
Accumulation unit value
  at beginning of period    $0.91   $1.46   $1.33   $1.25   $1.22   $1.13   $0.93   $1.00
Accumulation unit value
  at end of period          $1.26   $0.91   $1.46   $1.33   $1.25   $1.22   $1.13   $0.93
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    235     285     304     340     345     195     179       4
-----------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (11/07/2002)
Accumulation unit value
  at beginning of period    $0.93   $1.56   $1.54   $1.37   $1.32   $1.26   $0.95   $1.00
Accumulation unit value
  at end of period          $1.50   $0.93   $1.56   $1.54   $1.37   $1.32   $1.26   $0.95
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     72     110     127     178     246     249     156       3
-----------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (11/07/2002)
Accumulation unit value
  at beginning of period    $2.00   $3.25   $2.57   $1.98   $1.72   $1.34   $1.02   $1.00
Accumulation unit value
  at end of period          $2.63   $2.00   $3.25   $2.57   $1.98   $1.72   $1.34   $1.02
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    209     307     355     578     450     130      40      --
-----------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL PORTFOLIO (CLASS S) (05/01/2006)
Accumulation unit value
  at beginning of period    $0.56   $1.07   $1.04   $1.00      --      --      --      --
Accumulation unit value
  at end of period          $0.75   $0.56   $1.07   $1.04      --      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    878   1,086   1,105   1,042      --      --      --      --
-----------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value
  at beginning of period    $0.87   $1.48   $1.40   $1.21   $1.07   $1.00      --      --
Accumulation unit value
  at end of period          $1.20   $0.87   $1.48   $1.40   $1.21   $1.07      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    544     664     841     790     465      --      --      --
-----------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (11/15/2004)
(PREVIOUSLY OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES)
Accumulation unit value
  at beginning of period    $1.01   $1.19   $1.10   $1.04   $1.02   $1.00      --      --
Accumulation unit value
  at end of period          $1.19   $1.01   $1.19   $1.10   $1.04   $1.02      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  5,661   5,965   6,507   4,804   2,295       2      --      --
-----------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value
  at beginning of period    $0.77   $1.26   $1.29   $1.14   $1.05   $1.00      --      --
Accumulation unit value
  at end of period          $1.05   $0.77   $1.26   $1.29   $1.14   $1.05      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     80      99     173      85      82      --      --      --
-----------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2006)
Accumulation unit value
  at beginning of period    $0.93   $1.11   $1.04   $1.00      --      --      --      --
Accumulation unit value
  at end of period          $1.12   $0.93   $1.11   $1.04      --      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  2,912   3,613   3,179   3,380      --      --      --      --
-----------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND - CLASS IB SHARES (11/07/2002)
Accumulation unit value
  at beginning of period    $1.09   $1.33   $1.35   $1.32   $1.18   $1.11   $0.95   $1.00
Accumulation unit value
  at end of period          $1.36   $1.09   $1.33   $1.35   $1.32   $1.18   $1.11   $0.95
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    164     228     287     405     586     510     324      10
-----------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (11/07/2002)
Accumulation unit value
  at beginning of period    $1.21   $2.19   $2.04   $1.61   $1.45   $1.26   $0.99   $1.00
Accumulation unit value
  at end of period          $1.50   $1.21   $2.19   $2.04   $1.61   $1.45   $1.26   $0.99
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    148     180     244     229     273     270     236      13
-----------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (11/07/2002)
Accumulation unit value
  at beginning of period    $0.93   $1.72   $1.68   $1.61   $1.45   $1.23   $0.93   $1.00
Accumulation unit value
  at end of period          $1.28   $0.93   $1.72   $1.68   $1.61   $1.45   $1.23   $0.93
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     32      24      18       5       6       1      --      --
-----------------------------------------------------------------------------------------



92 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
(CONTINUED)
YEAR ENDED DEC. 31,          2009    2008    2007    2006    2005    2004    2003    2002
-----------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - AGGRESSIVE (05/01/2008)
Accumulation unit value
  at beginning of period    $0.71   $1.00      --      --      --      --      --      --
Accumulation unit value
  at end of period          $0.87   $0.71      --      --      --      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     --      --      --      --      --      --      --      --
-----------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - CONSERVATIVE (05/01/2008)
Accumulation unit value
  at beginning of period    $0.84   $1.00      --      --      --      --      --      --
Accumulation unit value
  at end of period          $0.97   $0.84      --      --      --      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     15      18      --      --      --      --      --      --
-----------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATE (05/01/2008)
Accumulation unit value
  at beginning of period    $0.76   $1.00      --      --      --      --      --      --
Accumulation unit value
  at end of period          $0.91   $0.76      --      --      --      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     28      12      --      --      --      --      --      --
-----------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATELY AGGRESSIVE (05/01/2008)
Accumulation unit value
  at beginning of period    $0.73   $1.00      --      --      --      --      --      --
Accumulation unit value
  at end of period          $0.89   $0.73      --      --      --      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     94      80      --      --      --      --      --      --
-----------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATELY CONSERVATIVE (05/01/2008)
Accumulation unit value
  at beginning of period    $0.79   $1.00      --      --      --      --      --      --
Accumulation unit value
  at end of period          $0.93   $0.79      --      --      --      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     23      40      --      --      --      --      --      --
-----------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (11/07/2002)
Accumulation unit value
  at beginning of period    $1.02   $1.46   $1.45   $1.28   $1.25   $1.15   $0.96   $1.00
Accumulation unit value
  at end of period          $1.25   $1.02   $1.46   $1.45   $1.28   $1.25   $1.15   $0.96
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    232     172     552     222     183      82      38      --
-----------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3)*(11/07/2002)
Accumulation unit value
  at beginning of period    $1.10   $1.08   $1.04   $1.01   $0.99   $0.99   $1.00   $1.00
Accumulation unit value
  at end of period          $1.09   $1.10   $1.08   $1.04   $1.01   $0.99   $0.99   $1.00
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  1,148   2,741   1,930   1,762   1,751   2,006     888     132
*The 7-day simple and compound yields for RVST RiverSource Variable Portfolio - Cash
  Management Fund at Dec. 31, 2009 were (1.00%) and (0.99%), respectively.
-----------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (11/07/2002)
Accumulation unit value
  at beginning of period    $1.10   $1.19   $1.14   $1.10   $1.09   $1.05   $1.02   $1.00
Accumulation unit value
  at end of period          $1.25   $1.10   $1.19   $1.14   $1.10   $1.09   $1.05   $1.02
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  8,566   8,752   9,526   8,383   3,535   1,139     622       3
-----------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3)
(11/07/2002)
Accumulation unit value
  at beginning of period    $1.37   $2.32   $2.17   $1.83   $1.63   $1.39   $1.00   $1.00
Accumulation unit value
  at end of period          $1.72   $1.37   $2.32   $2.17   $1.83   $1.63   $1.39   $1.00
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  3,694   3,962   4,062   4,317   2,866   1,676     227      10
-----------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (11/07/2002)
Accumulation unit value
  at beginning of period    $0.87   $1.51   $1.49   $1.30   $1.24   $1.18   $0.93   $1.00
Accumulation unit value
  at end of period          $1.07   $0.87   $1.51   $1.49   $1.30   $1.24   $1.18   $0.93
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    760     954   1,243   1,440   1,293     138      28      --
-----------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL BOND FUND (CLASS 3) (11/07/2002)
Accumulation unit value
  at beginning of period    $1.32   $1.34   $1.26   $1.19   $1.27   $1.16   $1.04   $1.00
Accumulation unit value
  at end of period          $1.46   $1.32   $1.34   $1.26   $1.19   $1.27   $1.16   $1.04
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  2,208   2,482   3,061   2,526   1,503     737     253       7
-----------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS
3) (11/15/2004)
Accumulation unit value
  at beginning of period    $1.10   $1.11   $1.04   $1.03   $1.02   $1.00      --      --
Accumulation unit value
  at end of period          $1.16   $1.10   $1.11   $1.04   $1.03   $1.02      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  4,005   2,228   2,807   3,435   1,777      71      --      --
-----------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (11/07/2002)
Accumulation unit value
  at beginning of period    $1.19   $1.60   $1.59   $1.45   $1.41   $1.28   $1.03   $1.00
Accumulation unit value
  at end of period          $1.81   $1.19   $1.60   $1.59   $1.45   $1.41   $1.28   $1.03
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    724     821   1,358   1,921   2,181   1,934     936      15
-----------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 3) (11/15/2004)
Accumulation unit value
  at beginning of period    $0.90   $1.12   $1.10   $1.03   $1.01   $1.00      --      --
Accumulation unit value
  at end of period          $1.27   $0.90   $1.12   $1.10   $1.03   $1.01      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  2,818   1,894   2,076   2,349     446      --      --      --
-----------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP GROWTH FUND (CLASS 3) (11/07/2002)
Accumulation unit value
  at beginning of period    $0.86   $1.57   $1.39   $1.41   $1.29   $1.19   $0.98   $1.00
Accumulation unit value
  at end of period          $1.38   $0.86   $1.57   $1.39   $1.41   $1.29   $1.19   $0.98
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     75     104     146     210     346     387     142       7
-----------------------------------------------------------------------------------------



RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
                                   VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  93

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
(CONTINUED)
YEAR ENDED DEC. 31,          2009    2008    2007    2006    2005    2004    2003    2002
-----------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP VALUE FUND (CLASS 3) (05/02/2005)
Accumulation unit value
  at beginning of period    $0.81   $1.48   $1.36   $1.19   $1.00      --      --      --
Accumulation unit value
  at end of period          $1.12   $0.81   $1.48   $1.36   $1.19      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    355     751     813   1,468      52      --      --      --
-----------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (11/07/2002)
Accumulation unit value
  at beginning of period    $1.00   $1.61   $1.55   $1.36   $1.31   $1.20   $0.95   $1.00
Accumulation unit value
  at end of period          $1.25   $1.00   $1.61   $1.55   $1.36   $1.31   $1.20   $0.95
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    300     419     885   1,065   1,178     842     212      --
-----------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3)
(11/07/2002)
Accumulation unit value
  at beginning of period    $1.04   $1.08   $1.04   $1.01   $1.00   $1.01   $1.00   $1.00
Accumulation unit value
  at end of period          $1.09   $1.04   $1.08   $1.04   $1.01   $1.00   $1.01   $1.00
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    804     972   1,041   1,265   1,585   1,420     839     137
-----------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - GROWTH FUND (CLASS 3) (11/07/2002)
Accumulation unit value
  at beginning of period    $0.81   $1.46   $1.44   $1.31   $1.21   $1.13   $0.94   $1.00
Accumulation unit value
  at end of period          $1.09   $0.81   $1.46   $1.44   $1.31   $1.21   $1.13   $0.94
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    428     472     759     973   1,167     595     309      22
-----------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - LARGER-CAP VALUE FUND (CLASS 3) (11/15/2004)
Accumulation unit value
  at beginning of period    $0.74   $1.24   $1.26   $1.07   $1.03   $1.00      --      --
Accumulation unit value
  at end of period          $0.93   $0.74   $1.24   $1.26   $1.07   $1.03      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     21      10      29      43      10      --      --      --
-----------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - SMALLER-CAP VALUE FUND (CLASS 3) (11/07/2002)
Accumulation unit value
  at beginning of period    $1.11   $1.82   $1.92   $1.74   $1.68   $1.43   $0.98   $1.00
Accumulation unit value
  at end of period          $1.54   $1.11   $1.82   $1.92   $1.74   $1.68   $1.43   $0.98
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    100     136     170     325     350     369      76       8
-----------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - EMERGING MARKETS FUND (CLASS 3) (11/07/2002)
Accumulation unit value
  at beginning of period    $1.90   $4.14   $3.03   $2.28   $1.72   $1.40   $1.01   $1.00
Accumulation unit value
  at end of period          $3.27   $1.90   $4.14   $3.03   $2.28   $1.72   $1.40   $1.01
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    381     809     593     539     605      83      23      --
-----------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 3)
(11/07/2002)
Accumulation unit value
  at beginning of period    $1.32   $2.23   $2.00   $1.63   $1.44   $1.24   $0.98   $1.00
Accumulation unit value
  at end of period          $1.66   $1.32   $2.23   $2.00   $1.63   $1.44   $1.24   $0.98
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    151     168     334     354     322     126      43      --
-----------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 3) (05/01/2006)
(PREVIOUSLY RVST
  RIVERSOURCE PARTNERS
  VARIABLE
  PORTFOLIO - FUNDAMENTAL
  VALUE FUND)
Accumulation unit value
  at beginning of period    $0.68   $1.11   $1.08   $1.00      --      --      --      --
Accumulation unit value
  at end of period          $0.88   $0.68   $1.11   $1.08      --      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  3,933   2,731   2,168   2,674      --      --      --      --
-----------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 3) (11/15/2004)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value
  at beginning of period    $0.78   $1.25   $1.19   $1.04   $1.04   $1.00      --      --
Accumulation unit value
  at end of period          $1.06   $0.78   $1.25   $1.19   $1.04   $1.04      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     33      47      59      63      54      --      --      --
-----------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (11/07/2002)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value
  at beginning of period    $1.29   $1.90   $2.02   $1.69   $1.62   $1.36   $1.00   $1.00
Accumulation unit value
  at end of period          $1.74   $1.29   $1.90   $2.02   $1.69   $1.62   $1.36   $1.00
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  1,523   1,763   1,674   1,021     937     460     220      20
-----------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (11/15/2004)
Accumulation unit value
  at beginning of period    $0.75   $1.18   $1.22   $1.06   $1.03   $1.00      --      --
Accumulation unit value
  at end of period          $0.95   $0.75   $1.18   $1.22   $1.06   $1.03      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  1,930   2,880   3,061   3,791   2,436      44      --      --
-----------------------------------------------------------------------------------------
VAN KAMPEN'S UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2006)
Accumulation unit value
  at beginning of period    $0.61   $1.11   $1.22   $1.00      --      --      --      --
Accumulation unit value
  at end of period          $0.86   $0.61   $1.11   $1.22      --      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    644     962     485     846      --      --      --      --
-----------------------------------------------------------------------------------------
VAN KAMPEN'S UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2006)
Accumulation unit value
  at beginning of period    $0.63   $1.20   $0.99   $1.00      --      --      --      --
Accumulation unit value
  at end of period          $0.98   $0.63   $1.20   $0.99      --      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    106     114     140     648      --      --      --      --
-----------------------------------------------------------------------------------------



94 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
(CONTINUED)
YEAR ENDED DEC. 31,          2009    2008    2007    2006    2005    2004    2003    2002
-----------------------------------------------------------------------------------------
WANGER INTERNATIONAL (11/07/2002)
Accumulation unit value
  at beginning of period    $1.97   $3.65   $3.17   $2.34   $1.94   $1.51   $1.02   $1.00
Accumulation unit value
  at end of period          $2.92   $1.97   $3.65   $3.17   $2.34   $1.94   $1.51   $1.02
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    835     926   1,054   1,256   1,045     444     199      12
-----------------------------------------------------------------------------------------
WANGER USA (11/07/2002)
Accumulation unit value
  at beginning of period    $1.21   $2.03   $1.94   $1.82   $1.65   $1.41   $0.99   $1.00
Accumulation unit value
  at end of period          $1.70   $1.21   $2.03   $1.94   $1.82   $1.65   $1.41   $0.99
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  1,292   1,638   2,304   2,492   2,374   1,263     501      46
-----------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND (11/07/2002)
Accumulation unit value
  at beginning of period    $1.10   $1.86   $1.76   $1.59   $1.49   $1.27   $0.94   $1.00
Accumulation unit value
  at end of period          $1.61   $1.10   $1.86   $1.76   $1.59   $1.49   $1.27   $0.94
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     79      43      49      76     145     157     151      --
-----------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (11/07/2002)
Accumulation unit value
  at beginning of period    $1.27   $2.19   $1.94   $1.60   $1.52   $1.35   $0.96   $1.00
Accumulation unit value
  at end of period          $1.92   $1.27   $2.19   $1.94   $1.60   $1.52   $1.35   $0.96
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    110     100     135     185     144     141      18      --
-----------------------------------------------------------------------------------------





VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,          2009    2008    2007    2006    2005    2004    2003    2002
-----------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (11/01/2005)
(PREVIOUSLY ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B))
Accumulation unit value
  at beginning of period    $0.70   $1.34   $1.13   $1.06   $1.00      --      --      --
Accumulation unit value
  at end of period          $1.05   $0.70   $1.34   $1.13   $1.06      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     31      25      26      87      18      --      --      --
-----------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (11/07/2002)
Accumulation unit value
  at beginning of period    $0.99   $1.68   $1.62   $1.41   $1.36   $1.24   $0.95   $1.00
Accumulation unit value
  at end of period          $1.17   $0.99   $1.68   $1.62   $1.41   $1.36   $1.24   $0.95
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    312     351     534     623     698     566     228       3
-----------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (11/07/2002)
Accumulation unit value
  at beginning of period    $1.33   $2.87   $2.75   $2.06   $1.79   $1.45   $1.02   $1.00
Accumulation unit value
  at end of period          $1.76   $1.33   $2.87   $2.75   $2.06   $1.79   $1.45   $1.02
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    603   1,147   1,421   1,520   1,016     393     168       3
-----------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (11/07/2002)
Accumulation unit value
  at beginning of period    $1.18   $2.17   $1.87   $1.51   $1.35   $1.19   $0.98   $1.00
Accumulation unit value
  at end of period          $1.56   $1.18   $2.17   $1.87   $1.51   $1.35   $1.19   $0.98
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     90     217     269     158     185     132      42      --
-----------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value
  at beginning of period    $0.67   $0.90   $1.00      --      --      --      --      --
Accumulation unit value
  at end of period          $0.86   $0.67   $0.90      --      --      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    222     398     560      --      --      --      --      --
-----------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (11/01/2005)
Accumulation unit value
  at beginning of period    $0.68   $1.18   $0.99   $1.04   $1.00      --      --      --
Accumulation unit value
  at end of period          $0.90   $0.68   $1.18   $0.99   $1.04      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    129     118      42     664     109      --      --      --
-----------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (11/07/2002)
Accumulation unit value
  at beginning of period    $1.16   $1.61   $1.72   $1.47   $1.42   $1.26   $0.99   $1.00
Accumulation unit value
  at end of period          $1.38   $1.16   $1.61   $1.72   $1.47   $1.42   $1.26   $0.99
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    414     569   1,164   1,347   1,479     981     305      --
-----------------------------------------------------------------------------------------
CALVERT VARIABLE SERIES, INC. VP SRI SOCIAL BALANCED PORTFOLIO (11/07/2002)
Accumulation unit value
  at beginning of period    $0.93   $1.37   $1.35   $1.26   $1.20   $1.12   $0.95   $1.00
Accumulation unit value
  at end of period          $1.15   $0.93   $1.37   $1.35   $1.26   $1.20   $1.12   $0.95
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    103     306     291     288     144     101       6      --
-----------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (04/28/2006)
Accumulation unit value
  at beginning of period    $0.80   $1.07   $1.07   $1.00      --      --      --      --
Accumulation unit value
  at end of period          $1.14   $0.80   $1.07   $1.07      --      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    296     362     607     689      --      --      --      --
-----------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2006)
Accumulation unit value
  at beginning of period    $0.71   $1.18   $1.02   $1.00      --      --      --      --
Accumulation unit value
  at end of period          $0.89   $0.71   $1.18   $1.02      --      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  2,370   2,024   1,539   1,164      --      --      --      --
-----------------------------------------------------------------------------------------



RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
                                   VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  95

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
(CONTINUED)
YEAR ENDED DEC. 31,          2009    2008    2007    2006    2005    2004    2003    2002
-----------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2006)
Accumulation unit value
  at beginning of period    $0.64   $1.26   $1.06   $1.00      --      --      --      --
Accumulation unit value
  at end of period          $0.87   $0.64   $1.26   $1.06      --      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    189     279     232     549      --      --      --      --
-----------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2006)
Accumulation unit value
  at beginning of period    $0.73   $1.12   $0.97   $1.00      --      --      --      --
Accumulation unit value
  at end of period          $0.87   $0.73   $1.12   $0.97      --      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    161     167      44     479      --      --      --      --
-----------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2006)
Accumulation unit value
  at beginning of period    $0.74   $1.03   $1.03   $1.00      --      --      --      --
Accumulation unit value
  at end of period          $1.06   $0.74   $1.03   $1.03      --      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  1,260   1,127   1,335   1,077      --      --      --      --
-----------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (11/15/2004)
Accumulation unit value
  at beginning of period    $0.96   $1.66   $1.46   $1.21   $1.05   $1.00      --      --
Accumulation unit value
  at end of period          $1.09   $0.96   $1.66   $1.46   $1.21   $1.05      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    839     119     201     226     211      16      --      --
-----------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (05/01/2006)
Accumulation unit value
  at beginning of period    $0.68   $1.19   $1.03   $1.00      --      --      --      --
Accumulation unit value
  at end of period          $0.90   $0.68   $1.19   $1.03      --      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  1,393   2,566   2,154   2,206      --      --      --      --
-----------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO SERVICE CLASS 2 (11/07/2002)
Accumulation unit value
  at beginning of period    $0.92   $1.61   $1.45   $1.30   $1.23   $1.18   $0.97   $1.00
Accumulation unit value
  at end of period          $1.16   $0.92   $1.61   $1.45   $1.30   $1.23   $1.18   $0.97
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    722     976   1,343   1,937   2,066   1,461     559      14
-----------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (11/07/2002)
Accumulation unit value
  at beginning of period    $1.48   $2.48   $2.17   $1.96   $1.68   $1.36   $1.00   $1.00
Accumulation unit value
  at end of period          $2.04   $1.48   $2.48   $2.17   $1.96   $1.68   $1.36   $1.00
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    964   1,496   1,756   2,082   1,937   1,292     500      11
-----------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (11/07/2002)
Accumulation unit value
  at beginning of period    $1.31   $2.36   $2.04   $1.75   $1.49   $1.33   $0.94   $1.00
Accumulation unit value
  at end of period          $1.63   $1.31   $2.36   $2.04   $1.75   $1.49   $1.33   $0.94
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    204     286     425     456     397     294      90       2
-----------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (11/07/2002)
Accumulation unit value
  at beginning of period    $1.05   $1.85   $2.37   $1.99   $1.77   $1.36   $1.02   $1.00
Accumulation unit value
  at end of period          $1.24   $1.05   $1.85   $2.37   $1.99   $1.77   $1.36   $1.02
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    224     340     514     653     812     732     435      16
-----------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (11/07/2002)
Accumulation unit value
  at beginning of period    $1.26   $1.91   $1.98   $1.71   $1.59   $1.30   $1.00   $1.00
Accumulation unit value
  at end of period          $1.61   $1.26   $1.91   $1.98   $1.71   $1.59   $1.30   $1.00
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    170     208     507     672     451     208     101       4
-----------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (11/07/2002)
Accumulation unit value
  at beginning of period    $1.11   $1.78   $1.74   $1.49   $1.36   $1.23   $0.99   $1.00
Accumulation unit value
  at end of period          $1.38   $1.11   $1.78   $1.74   $1.49   $1.36   $1.23   $0.99
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    484     629     956   1,045     825     780     330      18
-----------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (11/07/2002)
Accumulation unit value
  at beginning of period    $1.25   $2.02   $1.98   $1.72   $1.55   $1.24   $0.98   $1.00
Accumulation unit value
  at end of period          $1.65   $1.25   $2.02   $1.98   $1.72   $1.55   $1.24   $0.98
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    473     646   1,282   1,607   1,641     806     272      14
-----------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (11/07/2002)
Accumulation unit value
  at beginning of period    $0.97   $1.56   $1.61   $1.44   $1.37   $1.21   $0.94   $1.00
Accumulation unit value
  at end of period          $1.16   $0.97   $1.56   $1.61   $1.44   $1.37   $1.21   $0.94
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    330     472     629     670     764     137      59       6
-----------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (11/07/2002)
(PREVIOUSLY AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES)
Accumulation unit value
  at beginning of period    $0.88   $1.55   $1.40   $1.34   $1.25   $1.19   $0.93   $1.00
Accumulation unit value
  at end of period          $1.05   $0.88   $1.55   $1.40   $1.34   $1.25   $1.19   $0.93
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    420     509     601     651     846     175      38      --
-----------------------------------------------------------------------------------------



96 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
(CONTINUED)
YEAR ENDED DEC. 31,          2009    2008    2007    2006    2005    2004    2003    2002
-----------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (11/07/2002)
(PREVIOUSLY AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES)
Accumulation unit value
  at beginning of period    $1.05   $2.01   $1.84   $1.60   $1.49   $1.30   $0.98   $1.00
Accumulation unit value
  at end of period          $1.47   $1.05   $2.01   $1.84   $1.60   $1.49   $1.30   $0.98
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     19      58     111     140     150      89      21      --
-----------------------------------------------------------------------------------------
INVESCO V.I. FINANCIAL SERVICES FUND, SERIES I SHARES (11/07/2002)
(PREVIOUSLY AIM V.I. FINANCIAL SERVICES FUND, SERIES I SHARES)
Accumulation unit value
  at beginning of period    $0.49   $1.22   $1.58   $1.37   $1.31   $1.22   $0.96   $1.00
Accumulation unit value
  at end of period          $0.61   $0.49   $1.22   $1.58   $1.37   $1.31   $1.22   $0.96
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     68      14      26      41      25      30      34      --
-----------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2006)
(PREVIOUSLY AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES)
Accumulation unit value
  at beginning of period    $0.79   $1.13   $1.02   $1.00      --      --      --      --
Accumulation unit value
  at end of period          $1.00   $0.79   $1.13   $1.02      --      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     16      28      38     300      --      --      --      --
-----------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (11/01/2005)
(PREVIOUSLY AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES)
Accumulation unit value
  at beginning of period    $0.92   $1.56   $1.38   $1.09   $1.00      --      --      --
Accumulation unit value
  at end of period          $1.22   $0.92   $1.56   $1.38   $1.09      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    697     765     403       4      --      --      --      --
-----------------------------------------------------------------------------------------
INVESCO V.I. TECHNOLOGY FUND, SERIES I SHARES (11/07/2002)
(PREVIOUSLY AIM V.I. TECHNOLOGY FUND, SERIES I SHARES)
Accumulation unit value
  at beginning of period    $0.88   $1.60   $1.50   $1.38   $1.36   $1.32   $0.92   $1.00
Accumulation unit value
  at end of period          $1.36   $0.88   $1.60   $1.50   $1.38   $1.36   $1.32   $0.92
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     41      55      58      66     121      17       6      --
-----------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value
  at beginning of period    $0.63   $1.06   $1.00      --      --      --      --      --
Accumulation unit value
  at end of period          $0.84   $0.63   $1.06      --      --      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  2,089   1,885   1,445      --      --      --      --      --
-----------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (04/27/2007)
(PREVIOUSLY LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I)
Accumulation unit value
  at beginning of period    $0.59   $1.02   $1.00      --      --      --      --      --
Accumulation unit value
  at end of period          $0.84   $0.59   $1.02      --      --      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                      1       1       1      --      --      --      --      --
-----------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (11/07/2002)
Accumulation unit value
  at beginning of period    $0.90   $1.45   $1.32   $1.25   $1.21   $1.12   $0.93   $1.00
Accumulation unit value
  at end of period          $1.24   $0.90   $1.45   $1.32   $1.25   $1.21   $1.12   $0.93
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     99      95     193     311     340     193     177      --
-----------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (11/07/2002)
Accumulation unit value
  at beginning of period    $0.92   $1.54   $1.52   $1.37   $1.32   $1.25   $0.95   $1.00
Accumulation unit value
  at end of period          $1.48   $0.92   $1.54   $1.52   $1.37   $1.32   $1.25   $0.95
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     53      85     180     243     288     231     178       1
-----------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (11/07/2002)
Accumulation unit value
  at beginning of period    $2.02   $3.29   $2.61   $2.02   $1.75   $1.37   $1.02   $1.00
Accumulation unit value
  at end of period          $2.66   $2.02   $3.29   $2.61   $2.02   $1.75   $1.37   $1.02
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    138     206     303     338     298     160      84      --
-----------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL PORTFOLIO (CLASS S) (05/01/2006)
Accumulation unit value
  at beginning of period    $0.56   $1.06   $1.04   $1.00      --      --      --      --
Accumulation unit value
  at end of period          $0.75   $0.56   $1.06   $1.04      --      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    498     604     584     558      --      --      --      --
-----------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value
  at beginning of period    $0.86   $1.47   $1.40   $1.21   $1.07   $1.00      --      --
Accumulation unit value
  at end of period          $1.19   $0.86   $1.47   $1.40   $1.21   $1.07      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    380     448     554     612     479       2      --      --
-----------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (11/15/2004)
(PREVIOUSLY OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES)
Accumulation unit value
  at beginning of period    $1.00   $1.19   $1.10   $1.03   $1.02   $1.00      --      --
Accumulation unit value
  at end of period          $1.17   $1.00   $1.19   $1.10   $1.03   $1.02      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  3,833   4,296   4,132   3,060   1,589      20      --      --
-----------------------------------------------------------------------------------------



RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
                                   VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  97

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
(CONTINUED)
YEAR ENDED DEC. 31,          2009    2008    2007    2006    2005    2004    2003    2002
-----------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (11/15/2004)
Accumulation unit value
  at beginning of period    $0.77   $1.25   $1.28   $1.13   $1.05   $1.00      --      --
Accumulation unit value
  at end of period          $1.04   $0.77   $1.25   $1.28   $1.13   $1.05      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     84     158     355     385     192      --      --      --
-----------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2006)
Accumulation unit value
  at beginning of period    $0.92   $1.11   $1.04   $1.00      --      --      --      --
Accumulation unit value
  at end of period          $1.11   $0.92   $1.11   $1.04      --      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  1,698   2,046   1,725   1,792      --      --      --      --
-----------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND - CLASS IB SHARES (11/07/2002)
Accumulation unit value
  at beginning of period    $1.08   $1.31   $1.34   $1.32   $1.18   $1.11   $0.95   $1.00
Accumulation unit value
  at end of period          $1.34   $1.08   $1.31   $1.34   $1.32   $1.18   $1.11   $0.95
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     66      62      93     177     190     144      68      --
-----------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (11/07/2002)
Accumulation unit value
  at beginning of period    $1.20   $2.17   $2.02   $1.60   $1.45   $1.26   $0.99   $1.00
Accumulation unit value
  at end of period          $1.48   $1.20   $2.17   $2.02   $1.60   $1.45   $1.26   $0.99
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     33      42      92     102     135     136      73      15
-----------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (11/07/2002)
Accumulation unit value
  at beginning of period    $0.92   $1.71   $1.66   $1.60   $1.44   $1.23   $0.93   $1.00
Accumulation unit value
  at end of period          $1.26   $0.92   $1.71   $1.66   $1.60   $1.44   $1.23   $0.93
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                      7       2       4      24      29      24      25      --
-----------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - AGGRESSIVE (05/01/2008)
Accumulation unit value
  at beginning of period    $0.71   $1.00      --      --      --      --      --      --
Accumulation unit value
  at end of period          $0.86   $0.71      --      --      --      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                      9      --      --      --      --      --      --      --
-----------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - CONSERVATIVE (05/01/2008)
Accumulation unit value
  at beginning of period    $0.84   $1.00      --      --      --      --      --      --
Accumulation unit value
  at end of period          $0.97   $0.84      --      --      --      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    252     255      --      --      --      --      --      --
-----------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATE (05/01/2008)
Accumulation unit value
  at beginning of period    $0.76   $1.00      --      --      --      --      --      --
Accumulation unit value
  at end of period          $0.90   $0.76      --      --      --      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                      2      53      --      --      --      --      --      --
-----------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATELY AGGRESSIVE (05/01/2008)
Accumulation unit value
  at beginning of period    $0.73   $1.00      --      --      --      --      --      --
Accumulation unit value
  at end of period          $0.89   $0.73      --      --      --      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                      6       4      --      --      --      --      --      --
-----------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATELY CONSERVATIVE (05/01/2008)
Accumulation unit value
  at beginning of period    $0.79   $1.00      --      --      --      --      --      --
Accumulation unit value
  at end of period          $0.93   $0.79      --      --      --      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    126      --      --      --      --      --      --      --
-----------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (11/07/2002)
Accumulation unit value
  at beginning of period    $1.00   $1.45   $1.44   $1.27   $1.24   $1.15   $0.96   $1.00
Accumulation unit value
  at end of period          $1.23   $1.00   $1.45   $1.44   $1.27   $1.24   $1.15   $0.96
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    300     162     485     198     150     125     108       3
-----------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3)*(11/07/2002)
Accumulation unit value
  at beginning of period    $1.08   $1.07   $1.03   $1.00   $0.99   $0.99   $1.00   $1.00
Accumulation unit value
  at end of period          $1.07   $1.08   $1.07   $1.03   $1.00   $0.99   $0.99   $1.00
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  1,286   3,444   2,303   1,986   1,666   1,123     515     105
*The 7-day simple and compound yields for RVST RiverSource Variable Portfolio - Cash
  Management Fund at Dec. 31, 2009 were (1.21%) and (1.20%), respectively.
-----------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (11/07/2002)
Accumulation unit value
  at beginning of period    $1.09   $1.17   $1.13   $1.10   $1.09   $1.05   $1.02   $1.00
Accumulation unit value
  at end of period          $1.23   $1.09   $1.17   $1.13   $1.10   $1.09   $1.05   $1.02
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  5,619   6,022   6,003   5,478   2,694   1,596     573      25
-----------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3)
(11/07/2002)
Accumulation unit value
  at beginning of period    $1.35   $2.30   $2.15   $1.82   $1.62   $1.39   $0.99   $1.00
Accumulation unit value
  at end of period          $1.70   $1.35   $2.30   $2.15   $1.82   $1.62   $1.39   $0.99
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  2,423   2,867   3,181   3,601   2,375   1,384     191       3
-----------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (11/07/2002)
Accumulation unit value
  at beginning of period    $0.86   $1.50   $1.48   $1.30   $1.24   $1.18   $0.93   $1.00
Accumulation unit value
  at end of period          $1.05   $0.86   $1.50   $1.48   $1.30   $1.24   $1.18   $0.93
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    518     602     779     865     862      62      38      --
-----------------------------------------------------------------------------------------



98 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
(CONTINUED)
YEAR ENDED DEC. 31,          2009    2008    2007    2006    2005    2004    2003    2002
-----------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL BOND FUND (CLASS 3) (11/07/2002)
Accumulation unit value
  at beginning of period    $1.31   $1.33   $1.25   $1.19   $1.26   $1.16   $1.04   $1.00
Accumulation unit value
  at end of period          $1.44   $1.31   $1.33   $1.25   $1.19   $1.26   $1.16   $1.04
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  1,674   2,093   2,465   2,116   1,478     737     198       7
-----------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS
3) (11/15/2004)
Accumulation unit value
  at beginning of period    $1.09   $1.10   $1.03   $1.03   $1.02   $1.00      --      --
Accumulation unit value
  at end of period          $1.15   $1.09   $1.10   $1.03   $1.03   $1.02      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  2,677   1,805   1,833   2,120   1,111       5      --      --
-----------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (11/07/2002)
Accumulation unit value
  at beginning of period    $1.17   $1.59   $1.58   $1.44   $1.40   $1.27   $1.03   $1.00
Accumulation unit value
  at end of period          $1.78   $1.17   $1.59   $1.58   $1.44   $1.40   $1.27   $1.03
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    500     818   1,579   2,004   2,130   1,810     993      10
-----------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 3) (11/15/2004)
Accumulation unit value
  at beginning of period    $0.89   $1.11   $1.10   $1.03   $1.01   $1.00      --      --
Accumulation unit value
  at end of period          $1.25   $0.89   $1.11   $1.10   $1.03   $1.01      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  1,691   1,098   1,103   1,257     283      --      --      --
-----------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP GROWTH FUND (CLASS 3) (11/07/2002)
Accumulation unit value
  at beginning of period    $0.84   $1.55   $1.38   $1.40   $1.28   $1.19   $0.98   $1.00
Accumulation unit value
  at end of period          $1.36   $0.84   $1.55   $1.38   $1.40   $1.28   $1.19   $0.98
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     62      43      57      59      77      52      36       5
-----------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP VALUE FUND (CLASS 3) (05/02/2005)
Accumulation unit value
  at beginning of period    $0.80   $1.47   $1.35   $1.19   $1.00      --      --      --
Accumulation unit value
  at end of period          $1.11   $0.80   $1.47   $1.35   $1.19      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    225     454     618   1,132     111      --      --      --
-----------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (11/07/2002)
Accumulation unit value
  at beginning of period    $0.99   $1.60   $1.54   $1.35   $1.31   $1.20   $0.95   $1.00
Accumulation unit value
  at end of period          $1.23   $0.99   $1.60   $1.54   $1.35   $1.31   $1.20   $0.95
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    322     417     691     735     940     788     372       8
-----------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3)
(11/07/2002)
Accumulation unit value
  at beginning of period    $1.03   $1.07   $1.03   $1.00   $1.00   $1.00   $1.00   $1.00
Accumulation unit value
  at end of period          $1.07   $1.03   $1.07   $1.03   $1.00   $1.00   $1.00   $1.00
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    482     738     720     991   1,237   1,102     552      25
-----------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - GROWTH FUND (CLASS 3) (11/07/2002)
Accumulation unit value
  at beginning of period    $0.80   $1.45   $1.42   $1.30   $1.21   $1.13   $0.94   $1.00
Accumulation unit value
  at end of period          $1.08   $0.80   $1.45   $1.42   $1.30   $1.21   $1.13   $0.94
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    184     279     440     531     660     196     120      --
-----------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - LARGER-CAP VALUE FUND (CLASS 3) (11/15/2004)
Accumulation unit value
  at beginning of period    $0.74   $1.23   $1.25   $1.07   $1.03   $1.00      --      --
Accumulation unit value
  at end of period          $0.92   $0.74   $1.23   $1.25   $1.07   $1.03      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     18       5      14      29      15       2      --      --
-----------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - SMALLER-CAP VALUE FUND (CLASS 3) (11/07/2002)
Accumulation unit value
  at beginning of period    $1.10   $1.81   $1.91   $1.73   $1.67   $1.43   $0.98   $1.00
Accumulation unit value
  at end of period          $1.51   $1.10   $1.81   $1.91   $1.73   $1.67   $1.43   $0.98
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     63      92     224     337     453     415     117       4
-----------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - EMERGING MARKETS FUND (CLASS 3) (11/07/2002)
Accumulation unit value
  at beginning of period    $1.87   $4.09   $3.00   $2.27   $1.72   $1.40   $1.01   $1.00
Accumulation unit value
  at end of period          $3.22   $1.87   $4.09   $3.00   $2.27   $1.72   $1.40   $1.01
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    327     536     403     381     339     128      11      --
-----------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 3)
(11/07/2002)
Accumulation unit value
  at beginning of period    $1.30   $2.21   $1.98   $1.62   $1.44   $1.24   $0.98   $1.00
Accumulation unit value
  at end of period          $1.64   $1.30   $2.21   $1.98   $1.62   $1.44   $1.24   $0.98
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     86     127     200     243     237      85       6      --
-----------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 3) (05/01/2006)
(PREVIOUSLY RVST
  RIVERSOURCE PARTNERS
  VARIABLE
  PORTFOLIO - FUNDAMENTAL
  VALUE FUND)
Accumulation unit value
  at beginning of period    $0.67   $1.11   $1.08   $1.00      --      --      --      --
Accumulation unit value
  at end of period          $0.87   $0.67   $1.11   $1.08      --      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  2,082   1,501   1,117   1,336      --      --      --      --
-----------------------------------------------------------------------------------------



RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
                                   VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  99

VARIABLE ACCOUNT CHARGES OF 1.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
(CONTINUED)
YEAR ENDED DEC. 31,          2009    2008    2007    2006    2005    2004    2003    2002
-----------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 3) (11/15/2004)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value
  at beginning of period    $0.78   $1.24   $1.18   $1.03   $1.04   $1.00      --      --
Accumulation unit value
  at end of period          $1.05   $0.78   $1.24   $1.18   $1.03   $1.04      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                      8      10      12      20      16      --      --      --
-----------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (11/07/2002)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value
  at beginning of period    $1.27   $1.88   $2.00   $1.68   $1.61   $1.36   $1.00   $1.00
Accumulation unit value
  at end of period          $1.72   $1.27   $1.88   $2.00   $1.68   $1.61   $1.36   $1.00
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    923   1,068     982     774     738     348     180       1
-----------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (11/15/2004)
Accumulation unit value
  at beginning of period    $0.74   $1.17   $1.22   $1.06   $1.03   $1.00      --      --
Accumulation unit value
  at end of period          $0.94   $0.74   $1.17   $1.22   $1.06   $1.03      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                  1,461   2,030   2,124   2,626   1,753      11      --      --
-----------------------------------------------------------------------------------------
VAN KAMPEN'S UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2006)
Accumulation unit value
  at beginning of period    $0.61   $1.10   $1.22   $1.00      --      --      --      --
Accumulation unit value
  at end of period          $0.85   $0.61   $1.10   $1.22      --      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    349     540     236     443      --      --      --      --
-----------------------------------------------------------------------------------------
VAN KAMPEN'S UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2006)
Accumulation unit value
  at beginning of period    $0.63   $1.19   $0.99   $1.00      --      --      --      --
Accumulation unit value
  at end of period          $0.98   $0.63   $1.19   $0.99      --      --      --      --
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    173     146      78     353      --      --      --      --
-----------------------------------------------------------------------------------------
WANGER INTERNATIONAL (11/07/2002)
Accumulation unit value
  at beginning of period    $1.94   $3.62   $3.15   $2.32   $1.93   $1.50   $1.02   $1.00
Accumulation unit value
  at end of period          $2.88   $1.94   $3.62   $3.15   $2.32   $1.93   $1.50   $1.02
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    555     648     846     949     906     460     221      --
-----------------------------------------------------------------------------------------
WANGER USA (11/07/2002)
Accumulation unit value
  at beginning of period    $1.20   $2.01   $1.93   $1.81   $1.64   $1.41   $0.99   $1.00
Accumulation unit value
  at end of period          $1.68   $1.20   $2.01   $1.93   $1.81   $1.64   $1.41   $0.99
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    958   1,256   1,812   1,951   1,792   1,263     778      19
-----------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND (11/07/2002)
Accumulation unit value
  at beginning of period    $1.09   $1.84   $1.75   $1.58   $1.48   $1.27   $0.94   $1.00
Accumulation unit value
  at end of period          $1.59   $1.09   $1.84   $1.75   $1.58   $1.48   $1.27   $0.94
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                     35      39      42      48     155     153     164       1
-----------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (11/07/2002)
Accumulation unit value
  at beginning of period    $1.25   $2.16   $1.93   $1.59   $1.51   $1.34   $0.96   $1.00
Accumulation unit value
  at end of period          $1.89   $1.25   $2.16   $1.93   $1.59   $1.51   $1.34   $0.96
Number of accumulation
  units outstanding at
  end of period (000
  omitted)                    172     147     127     116     136     124      58      --
-----------------------------------------------------------------------------------------





100 RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS VARIABLE ANNUITY - NEW YORK -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..............  p.  3
Rating Agencies..........................  p.  4
Revenues Received During Calendar Year
  2009...................................  p.  4
Principal Underwriter....................  p.  5
Independent Registered Public Accounting
  Firm...................................  p.  5
Financial Statements





RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS/RETIREMENT ADVISOR SELECT PLUS
                                  VARIABLE ANNUITY - NEW YORK -- PROSPECTUS  101

(RIVERSOURCE INSURANCE LOGO)

RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
Albany, NY 12203
1 (800) 541-2251

RiverSource Distributors, Inc. (Distributor), Member FINRA. Insurance and annuity products are issued by RiverSource Life Insurance Co. of New York,
                                Albany, New York.
     Both companies are affiliated with Ameriprise Financial Services, Inc. Only RiverSource Life Insurance Co. of New York is authorized to sell insurance and annuities in New York.


      (C)2008-2010 RiverSource Life Insurance Company. All rights reserved.


S-6362 K (4/10)

                   IMPORTANT NOTICE TO CLIENTS WITH CONTRACTS
             INCLUDING SECURESOURCE AND SECURESOURCE(R) FLEX RIDERS



If your annuity contract is dated prior to April 30, 2010 and includes the SecureSource or SecureSource(R) Flex rider, this is to inform you that we are waiving certain restrictions in the "Purchase Payments Provisions" section of the rider, until further notice.



As of April 30, 2010 we will accept initial purchase payments and additional purchase payments up to the maximum purchase payments permitted, shown on the contract data page. However, the SecureSource Flex rider will continue to prohibit additional purchase payments if:



     (A) you decline any annual rider fee increase, or



     (B) the Annual Lifetime Payment (ALP) is established and your contract value on an anniversary is less than four times the ALP.



This waiver is in effect until further notice.


-s- Thomas R. Moore


Thomas R. Moore


Secretary


RiverSource Life Insurance Co. of New York



This page is not part of the prospectus.

PROSPECTUS


APRIL 30, 2010


RIVERSOURCE

RETIREMENT ADVISOR 4 ADVANTAGE(R) VARIABLE ANNUITY


RETIREMENT ADVISOR 4 SELECT(R) VARIABLE ANNUITY


RETIREMENT ADVISOR 4 ACCESS(R) VARIABLE ANNUITY


INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITIES

ISSUED BY:  RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK (RIVERSOURCE LIFE OF NY)

            20 Madison Avenue Extension
            Albany, NY 12203
            Telephone: (800) 541-2251
            ameriprise.com/variableannuities
            RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

This prospectus contains information that you should know before investing in the RiverSource Retirement Advisor 4 Advantage Variable Annuity (RAVA 4 Advantage), the RiverSource Retirement Advisor 4 Select Variable Annuity (RAVA 4 Select), or the RiverSource Retirement Advisor 4 Access Variable Annuity (RAVA 4 Access). The information in this prospectus applies to all contracts unless stated otherwise.

Prospectuses are also available for:


- AllianceBernstein Variable Products Series Fund, Inc.

- American Century Variable Portfolios, Inc.
- Columbia Funds Variable Insurance Trust
- Credit Suisse Trust
- Dreyfus Variable Investment Trust
- Eaton Vance Variable Trust
- Evergreen Variable Annuity Trust

- Fidelity(R) Variable Insurance Products - Service Class 2


- Franklin(R) Templeton(R) Variable Insurance Products Trust   (FTVIPT) - Class
2

- Goldman Sachs Variable Insurance Trust (VIT)

-


Invesco Variable Insurance Funds (previously AIM Variable   Insurance Funds)

- Janus Aspen Series: Service Shares
- Legg Mason Variable Portfolios I, Inc.

- MFS(R) Variable Insurance Trust(SM)

- Neuberger Berman Advisers Management Trust
- Oppenheimer Variable Account Funds - Service
- PIMCO Variable Investment Trust (VIT)
- RiverSource Variable Series Trust (RVST)
- The Universal Institutional Funds, Inc.
  Van Kampen Life Investment Trust
- Wanger Advisors Trust
- Wells Fargo Variable Trust

Please read the prospectuses carefully and keep them for future reference.

The contracts provide for purchase payment credits which we may reverse under certain circumstances. Expenses may be higher and surrender charges may be higher and longer for contracts with purchase payment credits than for contracts without such credits. The amount of the credit may be more than offset by additional charges associated with the credit.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life of NY at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).


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   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY
NEW YORK -- PROSPECTUS                                                         1

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your financial advisor about the contract features, benefits, risks and fees, and whether the contract is appropriate for you, based upon your financial situation and objectives.

This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents. RiverSource Life of NY has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

RiverSource Life of NY offers several different annuities which your financial advisor may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, surrender charge schedules and access to your annuity account values. The fees and charges you will pay when buying, owning and surrendering money from the contracts we describe in this prospectus may be more or less than the fees and charges of other variable annuities we and our affiliates issue. You should ask your financial advisor about his or her ability to offer you other variable annuities we issue (which might have lower fees and charges than the contracts described in this prospectus).

TABLE OF CONTENTS


KEY TERMS...................................    3
THE CONTRACT IN BRIEF.......................    6
EXPENSE SUMMARY.............................    8
CONDENSED FINANCIAL INFORMATION.............   15
FINANCIAL STATEMENTS........................   15
THE VARIABLE ACCOUNT AND THE FUNDS..........   15
THE FIXED ACCOUNT...........................   17
BUYING YOUR CONTRACT........................   18
CHARGES.....................................   22
VALUING YOUR INVESTMENT.....................   29
MAKING THE MOST OF YOUR CONTRACT............   30
SURRENDERS..................................   40
TSA -- SPECIAL PROVISIONS...................   41
CHANGING OWNERSHIP..........................   41
BENEFITS IN CASE OF DEATH -- STANDARD DEATH
  BENEFIT...................................   42
OPTIONAL BENEFITS...........................   44
OPTIONAL LIVING BENEFITS....................   46
THE ANNUITY PAYOUT PERIOD...................   61
TAXES.......................................   63
VOTING RIGHTS...............................   66
SUBSTITUTION OF INVESTMENTS.................   66
ABOUT THE SERVICE PROVIDERS.................   67
APPENDIX A: THE FUNDS.......................   69
APPENDIX B: EXAMPLE -- SURRENDER CHARGES....   78
APPENDIX C: EXAMPLE -- OPTIONAL DEATH
  BENEFITS..................................   83
APPENDIX D: EXAMPLE -- OPTIONAL LIVING
  BENEFITS..................................   85
APPENDIX E: EXAMPLE -- ADDITIONAL RMD
  DISCLOSURE................................   92
APPENDIX F: SECURESOURCE RIDERS DISCLOSURE..   94
APPENDIX G: GUARANTOR WITHDRAWAL BENEFIT FOR
  LIFE
  RIDER DISCLOSURE..........................  107
APPENDIX H: CONDENSED FINANCIAL
  INFORMATION (UNAUDITED)...................  118
TABLE OF CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION....................  149





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 2  RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE
ANNUITY NEW YORK -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.


ANNUITANT: The person or persons on whose life or life expectancy the annuity payouts are based.


ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BAND 3 ANNUITIES: RAVA 4 Advantage and RAVA 4 Select contracts that are available for:


- current or retired employees of Ameriprise Financial, Inc. or its subsidiaries and their spouses or domestic partners (employees),



- current or retired Ameriprise financial advisors and their spouses or domestic partners (advisors), or



- individuals investing an initial purchase payment of $1 million or more, with our approval (other individuals).


BENEFICIARY: The person you designate to receive benefits in case of your death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FIXED ACCOUNT: Our general account which includes the regular fixed account and the Special DCA fixed account. Amounts you allocate to this account earn interest at rates that we declare periodically.

FUNDS: Investment options under your contract. Unless an asset allocation program is in effect, you may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.

GOOD ORDER: We cannot process your transaction request relating to the contract until we have received the request in good order at our corporate office. "Good order" means the actual receipt of the requested transaction in writing, along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; the signatures of all contract owners, exactly as registered on the contract, if necessary; Social Security Number or Taxpayer Identification Number; and any other information or supporting documentation that we may require. With respect to purchase requests, "good order" also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.


GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER (ACCUMULATION BENEFIT): This is an optional benefit that you can add to your contract for an additional charge. It is intended to provide you with a guaranteed contract value at the end of a specified waiting period regardless of the volatility inherent in the investments in the subaccounts. This rider requires participation in the Portfolio Navigator Program. This rider is not available for RAVA 4 Access.



GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER (GWB FOR LIFE(R)): This is an optional benefit you can add to your contract for an additional charge. It is intended to provide a guaranteed withdrawal up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin, until you have recovered, at a minimum, all of your purchase payments plus any purchase payment credits. Under certain limited circumstances, it gives you the right to take limited withdrawals in each contract year until death. This rider requires participation in the Portfolio Navigator Program. This rider is not available for RAVA 4 Access. This rider is no longer available for sale.


MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT (MAV) AND MAXIMUM FIVE-YEAR ANNIVERSARY VALUE DEATH BENEFIT (5-YEAR MAV): These are optional benefits you can add to your contract for an additional charge. Each is intended to provide

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   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY
NEW YORK -- PROSPECTUS                                                         3
additional death benefit protection in the event of fluctuating fund values. You can elect to purchase either the MAV or the 5-Year MAV, subject to certain restrictions.

OWNER (YOU, YOUR): A person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits. If the contract has a nonnatural person as the owner, "you, your and owner" means the annuitant where contract provisions are based on the age or life of the owner.


PORTFOLIO NAVIGATOR PROGRAM (PN PROGRAM): This is a program in which you are required to participate through the choice of a PN program model portfolio or investment option if you select the optional Accumulation Benefit rider, the optional GWB for Life rider or the optional SecureSource rider. If you do not select the Accumulation Benefit rider, the GWB for Life rider or the SecureSource rider, you may elect to participate in the PN program. If you purchase your contract on or after May 10, 2010, only the PN program investment options (and not the model portfolios described in this prospectus) will be available to you.


PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on the surrender charge schedule you elect and/or total purchase payments. Purchase payment credits are not available under RAVA 4 Access contracts.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:


- Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code



- Roth IRAs including inherited Roth IRAs under Section 408A of the Code



- SIMPLE IRAs under Section 408(p) of the Code



- Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code



- Custodial and investment only accounts maintained for qualified retirement plans under Section 401(a) of the Code



- Tax-Sheltered Annuities (TSAs) under Section 403(b) of the Code


A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT (ROPP): This is an optional benefit that you can add to your contract for an additional charge if you are age 76 or older at contract issue that is intended to provide additional death benefit protection in the event of fluctuating fund values. ROPP is included in the standard death benefit for contract owners age 75 and under on the contract effective date at no additional cost.

RIDER: You receive a rider to your contract when you purchase the MAV, 5-Year MAV, ROPP, Accumulation Benefit, GWB for Life and/or SecureSource rider. The rider adds the terms of the optional benefit to your contract.

RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.

RIVERSOURCE LIFE OF NY: In this prospectus, "we," "us," "our" and "RiverSource Life of NY" refer to RiverSource Life Insurance Co. of New York.


SECURESOURCE(R) RIDERS: This is an optional benefit that you can add to your contract for an additional charge. SecureSource - Single Life covers one person. SecureSource - Joint Life covers two spouses jointly. The benefit is intended to provide guaranteed withdrawals up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin until you have recovered, at a minimum, all of your purchase payments plus any purchase payment credits. Under certain limited circumstances, it gives you the right to take limited withdrawals in each contract year until death. When used in this prospectus, "SecureSource riders" include the SecureSource Flex riders, except where the SecureSource Flex riders are specifically referenced and distinguished from the other SecureSource riders. These riders require participation in the Portfolio Navigator program. These riders are not available for RAVA 4 Access.


SETTLEMENT DATE: The date when annuity payouts are scheduled to begin.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) FIXED ACCOUNT: An account to which you may allocate new purchase payments of at least $10,000. Amounts you allocate to this account earn interest at rates that we declare periodically and will transfer into your specified subaccount allocations in six monthly transfers.

SURRENDER VALUE: The amount you are entitled to receive if you make a full surrender from your contract. It is the contract value minus any applicable charges.


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 4  RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE
ANNUITY NEW YORK -- PROSPECTUS

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or surrender request) in good order at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.


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   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY
NEW YORK -- PROSPECTUS                                                         5

THE CONTRACT IN BRIEF

This prospectus describes three contracts. Each contract has different expenses. RAVA 4 Access does not have surrender charges, but it has the highest mortality and expense risk fees of the three contracts. RAVA 4 Select has a three-year surrender charge schedule, and has lower mortality and expense risk fees than RAVA 4 Access. RAVA 4 Advantage offers a choice of a seven-year or a ten-year surrender charge schedule and has the lowest mortality and expense risk fees of the three contracts. RAVA 4 Advantage and RAVA 4 Select include the option to purchase living benefit riders; living benefit riders are not currently available under RAVA 4 Access. Your financial advisor can help you determine which contract is best suited to your needs based on factors such as your investment goals and how long you intend to keep your contract. The information in this prospectus applies to all contracts unless stated otherwise.

PURPOSE: The purpose of each contract is to allow you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the regular fixed account, subaccounts and/or Special DCA fixed account under the contract; however, you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of the contract. You may be able to purchase an optional benefit to reduce the investment risk you assume under your contract. Beginning at a specified time in the future called the settlement date, the contract provides lifetime or other forms of payouts of your contract value (less any applicable premium tax).

BUYING A CONTRACT: There are many factors to consider carefully before you buy a variable annuity and any optional benefit rider. Variable annuities -- with or without optional benefit riders -- are not right for everyone. MAKE SURE YOU HAVE ALL THE FACTS YOU NEED BEFORE YOU PURCHASE A VARIABLE ANNUITY OR CHOOSE AN OPTIONAL BENEFIT RIDER. Some of the factors you may wish to consider include:


- "Tax Free" Exchanges: It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another or for a long-term care policy in a "tax-free" exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to IRS rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a surrender charge when you exchange out of your old contract and a new surrender charge period will begin when you exchange into this contract. If the exchange does not qualify for
  Section 1035 treatment, you also may have to pay federal income tax on the distribution. State income taxes may also apply. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest. (See
  "Taxes -- 1035 Exchanges.")



- Tax-deferred retirement plans: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.



- Taxes: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. However, Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements (see "Taxes")



- Your age: If you are an older person, you may not necessarily have a need for tax deferral, retirement income or a death benefit. Older persons who are considering buying a contract including any optional benefits may find it helpful to consult with or include a family member, friend or other trusted advisor in the decision making process before buying a contract.



- How long you plan to keep your contract: variable annuities are not short-term liquid investments. RAVA 4 Advantage and RAVA 4 Select contracts have surrender charges. RAVA 4 Access contract does not have a surrender charge schedule, but it has a higher mortality and expense risk fee than RAVA 4 Advantage and RAVA 4 Select. All contracts offer an annuity payout plan called Annuity Payout Plan E, which imposes a surrender charge only if you elect to surrender remaining variable payouts available under Annuity Payout Plan E. (see "Annuity Payout Plans -- Plan E") Does the contract meet your current and anticipated future needs for liquidity?



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 6  RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE
ANNUITY NEW YORK -- PROSPECTUS

- If you can afford the contract: are your annual income and assets adequate to buy the contract and any optional benefit riders you may choose?



- The fees and expenses you will pay when buying, owning and withdrawing money from this contract. (see "Charges")



- How and when you plan to take money from the contract: under current tax law, withdrawals, including withdrawals made under optional benefit riders, are taxed differently than annuity payouts. In addition, certain withdrawals may be subject to a federal income tax penalty. If you have elected the SecureSource Flex rider, any withdrawals during the 3-year waiting period, could negatively impact the value of your income guarantee provided by this rider. Also, if you withdraw more than the allowed withdrawal amount in a contract year under the SecureSource riders or Guarantor Withdrawal Benefit for Life Rider ("excess withdrawal"), the guaranteed amounts under the rider may be reduced. (see "Surrenders")



- Your investment objectives, how much experience you have in managing investments and how much risk you are you willing to accept.



- Short-term trading: if you plan to manage your investment in the contract by frequent or short-term trading, this contract is not suitable for you and you should not buy it. (see "Making the Most of Your Contract -- Transferring Among Accounts")


FREE LOOK PERIOD: You may return your contract to your financial advisor or to our corporate office within the time stated on the first page of your contract. You will receive a full refund of the contract value, less the amount of any purchase payment credits. (See "Valuing Your Investment -- Purchase payment credits.") We will not deduct any other charges. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Generally, you may allocate your purchase payments among any or all of:


- the subaccounts of the variable accounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the settlement date will equal or exceed the total purchase payments you allocate to the subaccounts. (see "The Variable Account and the Funds")



- the regular fixed account, which earns interest at a rate that we adjust periodically. Purchase payment allocations to the regular fixed account may be subject to special restrictions. For RAVA 4 Access contracts, you cannot select the regular fixed account unless it is included in the PN program model portfolio. (see "The Fixed Account")



- the Special DCA fixed account, when available. (see "The Fixed Account -- The Special DCA Fixed Account")


TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the subaccounts until annuity payouts begin, and once per contract year after annuity payouts begin. You may establish automated transfers among the accounts. You may not transfer existing amounts to the Special DCA fixed account. Regular fixed account transfers are subject to special restrictions. (see "Making the Most of Your Contract -- Transferring Among Accounts")


SURRENDERS: You may surrender all or part of your contract value at any time before the settlement date. You also may establish automated partial surrenders. Surrenders may be subject to charges and income taxes (including an IRS penalty if you surrender prior to your reaching age 59 1/2) and may have other tax consequences. If you have elected the SecureSource Flex rider, please consider carefully when you take withdrawals. If you take any withdrawals during the 3-year waiting period, your benefits will be set to zero until the end of the waiting period when they will be re-established based on your contract value at that time. Certain other restrictions may apply. (See "Surrenders").


BENEFITS IN CASE OF DEATH: If you die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value, except in the case of a purchase payment credit reversal. (see "Benefits in Case of Death -- Standard Death Benefit")


OPTIONAL BENEFITS: These contracts offer optional living and death benefits that are available for additional charges if you meet certain criteria. Optional living benefits require your participation in the PN program which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of partial surrenders that can be taken under the optional benefit during a contract year. (see "Optional Benefits")



ANNUITY PAYOUTS: You can apply your contract value, after reflecting any adjustments, to an annuity payout plan that begins on the settlement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. Total monthly payouts may include amounts from each subaccount and the regular fixed account. During the annuity payout period, you cannot be invested in more than five subaccounts at any one time unless we agree otherwise. (see "The Annuity Payout Period")



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   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY
NEW YORK -- PROSPECTUS                                                         7

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR SURRENDER THE CONTRACT.

CONTRACT OWNER TRANSACTION EXPENSES

SURRENDER CHARGE FOR RAVA 4 ADVANTAGE

(Contingent deferred sales load as a percentage of purchase payment surrendered)

You select either a seven-year or ten-year surrender charge schedule at the time of application.


            SEVEN-YEAR SCHEDULE                             TEN-YEAR SCHEDULE
  NUMBER OF COMPLETED                            NUMBER OF COMPLETED
YEARS FROM DATE OF EACH    SURRENDER CHARGE    YEARS FROM DATE OF EACH    SURRENDER CHARGE
    PURCHASE PAYMENT          PERCENTAGE           PURCHASE PAYMENT          PERCENTAGE
           0                       7%                     0                       8%

           1                       7                      1                       8

           2                       7                      2                       8

           3                       6                      3                       7

           4                       5                      4                       7

           5                       4                      5                       6

           6                       2                      6                       5

           7+                      0                      7                       4

                                                          8                       3

                                                          9                       2

                                                         10+                      0



SURRENDER CHARGE FOR RAVA 4 SELECT

(Contingent deferred sales load as a percentage of purchase payment surrendered)



     YEARS FROM        SURRENDER CHARGE
   CONTRACT DATE          PERCENTAGE
         1                     7%

         2                     7

         3                     7

         Thereafter            0




SURRENDER CHARGE FOR RAVA 4 ACCESS: 0%



SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% if the assumed investment return is 3.5% and 6.67% if the assumed investment return is 5%. The surrender charge equals the present value of the remaining payouts using the assumed investment return minus the present value of the remaining payouts using the discount rate. (See "Charges -- Surrender Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")


THE NEXT TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL CONTRACT ADMINISTRATIVE CHARGE



MAXIMUM: $50                                                                    CURRENT: $30


(We will waive this $30 charge when your contract value, or total purchase payments less any payments surrendered, is $50,000 or more on the current contract anniversary, except at full surrender.)

ANNUAL VARIABLE ACCOUNT EXPENSES
(Total annual variable account expenses as a percentage of average daily subaccount value.)


--------------------------------------------------------------------------------
 8 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY NEW YORK -- PROSPECTUS

MORTALITY AND EXPENSE RISK FEE:                   RAVA 4 ADVANTAGE           RAVA 4 SELECT           RAVA 4 ACCESS

For nonqualified annuities                              1.05%                     1.30%                   1.45%

For qualified annuities                                  .85%                     1.10%                   1.25%


OPTIONAL RIDER FEES
OPTIONAL DEATH BENEFITS
(As a percentage of the variable account contract value charged annually. This deduction will occur on the 60th day after each contract anniversary. The fee applies only if you elect the optional rider.)



ROPP RIDER FEE                                                      MAXIMUM: 0.30%     CURRENT: 0.20%

MAV RIDER FEE                                                       MAXIMUM: 0.35%     CURRENT: 0.25%

5-YEAR MAV RIDER FEE                                                MAXIMUM: 0.20%     CURRENT: 0.10%



OPTIONAL LIVING BENEFITS -- CURRENTLY OFFERED





SECURESOURCE FLEX - SINGLE LIFE RIDER FEE                           MAXIMUM: 2.00%     CURRENT: 0.95%

SECURESOURCE FLEX - JOINT LIFE RIDER FEE                            MAXIMUM: 2.50%     CURRENT: 1.10%




(Charged annually as a percentage of contract value or the total Remaining Benefit Amount, whichever is greater. This deduction from the variable account contract value will occur on the 60th day after each contract anniversary. The fee applies only if you elect the optional rider.)





ACCUMULATION BENEFIT RIDER FEE                                      MAXIMUM: 2.50%     CURRENT: 1.25%(1)



(Charged annually as a percentage of contract value or the minimum contract accumulation value, whichever is greater. This deduction from the variable account contract value will occur on the 60th day after each contract anniversary and on the Benefit Date. The fee applies only if you elect the optional rider.)


(1) For contracts purchased between Jan. 26, 2009 and May 30, 2009 the current charge is 0.80%. For contracts purchased prior to Jan. 26, 2009, the current charge is 0.60%.



OPTIONAL LIVING BENEFITS -- PREVIOUSLY OFFERED




GWB FOR LIFE RIDER FEE                                              MAXIMUM: 1.50%     CURRENT: 0.65%


(Charged annually as a percentage of contract value or the total Remaining Benefit Amount, whichever is greater. This deduction from the variable account contract value will occur on the 60th day after each contract anniversary. The fee applies only if you elect the optional rider.)




SECURESOURCE - SINGLE LIFE RIDER FEE                               MAXIMUM: 2.00%     CURRENT: 0.90%(2)

SECURESOURCE - JOINT LIFE RIDER FEE                                MAXIMUM: 2.00%     CURRENT: 0.90%(2)



(Charged annually at the contract anniversary as a percentage of contract value or the total Remaining Benefit Amount, whichever is greater. This deduction from the variable account contract value will occur on the 60th day after each contract anniversary. The fee applies only if you elect the optional rider.)




(2) For contracts purchased prior to Jan. 26, 2009, the current charge for Single Life rider and for Joint Life rider is 0.65%, and the maximum charge for Single Life rider and for Joint Life rider is 1.50%.


ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDED DEC. 31, 2009, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS.


MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS(A)

(Including management fee, distribution and/or service (12b-1) fees and other expenses)



                                                             MINIMUM              MAXIMUM

Total expenses before fee waivers and/or expense
reimbursements                                                 0.50%                2.18%



(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an on-going basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Accounts and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.


--------------------------------------------------------------------------------
   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY
NEW YORK -- PROSPECTUS                                                         9

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND UNDERLYING RAVA 4 ADVANTAGE, RAVA 4 SELECT AND RAVA 4 ACCESS*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                                                                 FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

AllianceBernstein VPS Global Thematic Growth Portfolio           0.75%      0.25%    0.25%           --%          1.25%
(Class B)
(previously AllianceBernstein VPS Global Technology
Portfolio (Class B))


AllianceBernstein VPS Growth and Income Portfolio (Class B)      0.55       0.25     0.08            --           0.88


AllianceBernstein VPS International Value Portfolio (Class       0.75       0.25     0.08            --           1.08
B)


AllianceBernstein VPS Large Cap Growth Portfolio (Class B)       0.75       0.25     0.13            --           1.13


American Century VP Mid Cap Value, Class II                      0.90       0.25     0.01            --           1.16


American Century VP Ultra(R), Class II                           0.90       0.25     0.01            --           1.16


American Century VP Value, Class II                              0.87       0.25       --            --           1.12


Columbia High Yield Fund, Variable Series, Class B               0.78       0.25     0.14            --           1.17(1)


Columbia Marsico Growth Fund, Variable Series, Class A           0.91         --     0.02            --           0.93(1)


Columbia Marsico International Opportunities Fund, Variable      1.02       0.25     0.17            --           1.44(1)
Series, Class B


Credit Suisse Trust - Commodity Return Strategy Portfolio        0.50       0.25     0.45            --           1.20(2)


Dreyfus Variable Investment Fund International Equity            0.75       0.25     0.37            --           1.37
Portfolio, Service Shares


Eaton Vance VT Floating-Rate Income Fund                         0.57       0.25     0.33            --           1.15


Evergreen VA Fundamental Large Cap Fund - Class 2                0.63       0.25     0.22            --           1.10


Evergreen VA International Equity Fund - Class 2                 0.43       0.25     0.22            --           0.90


Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2          0.56       0.25     0.11            --           0.92


Fidelity(R) VIP Mid Cap Portfolio Service Class 2                0.56       0.25     0.12            --           0.93


Fidelity(R) VIP Overseas Portfolio Service Class 2               0.71       0.25     0.16            --           1.12


FTVIPT Franklin Global Real Estate Securities Fund - Class       0.80       0.25     0.31            --           1.36(3)
2


FTVIPT Franklin Small Cap Value Securities Fund - Class 2        0.52       0.25     0.18          0.03           0.98(4)


FTVIPT Mutual Shares Securities Fund - Class 2                   0.60       0.25     0.18            --           1.03


Goldman Sachs VIT Structured U.S. Equity                         0.64         --     0.08            --           0.72(5)
Fund - Institutional Shares


Invesco V.I. Capital Appreciation Fund, Series II Shares         0.62       0.25     0.29          0.01           1.17
(previously AIM V.I. Capital Appreciation Fund, Series II
Shares)


Invesco V.I. Capital Development Fund, Series II Shares          0.75       0.25     0.36          0.01           1.37(6)
(previously AIM V.I. Capital Development Fund, Series II
Shares)


Invesco V.I. Financial Services Fund, Series II Shares           0.75       0.25     0.53          0.01           1.54(7)
(previously AIM V.I. Financial Services Fund, Series II
Shares)


Invesco V.I. Global Health Care Fund, Series II Shares           0.75       0.25     0.39          0.01           1.40
(previously AIM V.I. Global Health Care Fund, Series II
Shares)


Invesco V.I. International Growth Fund, Series II Shares         0.71       0.25     0.33          0.02           1.31
(previously AIM V.I. International Growth Fund, Series II
Shares)


Janus Aspen Series Janus Portfolio: Service Shares               0.64       0.25     0.03            --           0.92


Legg Mason ClearBridge Variable Small Cap Growth Portfolio,      0.75         --     0.17            --           0.92
Class I
(previously Legg Mason Partners Variable Small Cap Growth
Portfolio, Class I)


MFS(R) Investors Growth Stock Series - Service Class             0.75       0.25     0.11            --           1.11


MFS(R) Utilities Series - Service Class                          0.73       0.25     0.09            --           1.07


Neuberger Berman Advisers Management Trust International         1.15       0.25     0.26          0.01           1.67(8)
Portfolio (Class S)


Neuberger Berman Advisers Management Trust Socially              0.85       0.25     0.30            --           1.40(9)
Responsive Portfolio (Class S)


Oppenheimer Global Securities Fund/VA, Service Shares            0.64       0.25     0.11            --           1.00


Oppenheimer Global Strategic Income Fund/VA, Service Shares      0.55       0.25     0.10          0.03           0.93(10)
(previously Oppenheimer Strategic Bond Fund/VA, Service
Shares)


Oppenheimer Main Street Small Cap Fund/VA, Service Shares        0.71       0.25     0.19            --           1.15(11)


Oppenheimer Value Fund/VA, Service Shares                        0.75       0.22     1.20          0.01           2.18(12)


PIMCO VIT All Asset Portfolio, Advisor Share Class               0.43       0.25       --          0.69           1.37


RVST Disciplined Asset Allocation Portfolios - Aggressive          --       0.25     0.32          0.69           1.26(13)




--------------------------------------------------------------------------------
 10 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY NEW YORK -- PROSPECTUS

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND UNDERLYING RAVA 4 ADVANTAGE, RAVA 4 SELECT AND RAVA 4 ACCESS* (CONTINUED)

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                                                                 FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

RVST Disciplined Asset Allocation Portfolios - Conservative        --%      0.25%    0.21%         0.63%          1.09%(13)


RVST Disciplined Asset Allocation Portfolios - Moderate            --       0.25     0.14          0.66           1.05(13)


RVST Disciplined Asset Allocation Portfolios - Moderately          --       0.25     0.17          0.67           1.09(13)
Aggressive


RVST Disciplined Asset Allocation Portfolios - Moderately          --       0.25     0.19          0.64           1.08(13)
Conservative


RVST RiverSource Variable Portfolio - Balanced Fund (Class       0.46       0.13     0.14            --           0.73
3)


RVST RiverSource Variable Portfolio - Cash Management Fund       0.33       0.13     0.18            --           0.64
(Class 3)


RVST RiverSource Variable Portfolio - Diversified Bond Fund      0.44       0.13     0.14            --           0.71
(Class 3)


RVST RiverSource Variable Portfolio - Diversified Equity         0.50       0.13     0.13            --           0.76
Income Fund (Class 3)


RVST RiverSource Variable Portfolio - Dynamic Equity Fund        0.44       0.13     0.14          0.01           0.72
(Class 3)


RVST RiverSource Variable Portfolio - Global Bond Fund           0.66       0.13     0.18            --           0.97(14)
(Class 3)


RVST RiverSource Variable Portfolio - Global Inflation           0.43       0.13     0.15            --           0.71(14)
Protected Securities Fund (Class 3)


RVST RiverSource Variable Portfolio - High Yield Bond Fund       0.59       0.13     0.14            --           0.86
(Class 3)


RVST RiverSource Variable Portfolio - Income Opportunities       0.60       0.13     0.15            --           0.88
Fund (Class 3)


RVST RiverSource Variable Portfolio - Mid Cap Growth Fund        0.80       0.13     0.14            --           1.07(14)
(Class 3)


RVST RiverSource Variable Portfolio - Mid Cap Value Fund         0.58       0.13     0.14            --           0.85
(Class 3)


RVST RiverSource Variable Portfolio - S&P 500 Index Fund         0.22       0.13     0.15            --           0.50(14)
(Class 3)


RVST RiverSource Variable Portfolio - Short Duration U.S.        0.48       0.13     0.15            --           0.76
Government Fund (Class 3)


RVST Seligman Variable Portfolio - Growth Fund (Class 3)         0.52       0.13     0.15            --           0.80


RVST Seligman Variable Portfolio - Larger-Cap Value Fund         0.61       0.13     0.50            --           1.24(14)
(Class 3)


RVST Seligman Variable Portfolio - Smaller-Cap Value Fund        0.80       0.13     0.16            --           1.09(14)
(Class 3)


RVST Threadneedle Variable Portfolio - Emerging Markets          1.08       0.13     0.21            --           1.42(14)
Fund (Class 3)


RVST Threadneedle Variable Portfolio - International             0.85       0.13     0.18            --           1.16
Opportunity Fund (Class 3)


RVST Variable Portfolio - Davis New York Venture Fund            0.68       0.13     0.13            --           0.94(14)
(Class 3)
(previously RVST RiverSource Partners Variable
Portfolio - Fundamental Value Fund)


RVST Variable Portfolio - Goldman Sachs Mid Cap Value Fund       0.81       0.13     0.62            --           1.56(14)
(Class 3)
(previously RVST RiverSource Partners Variable
Portfolio - Select Value Fund)


RVST Variable Portfolio - Partners Small Cap Value Fund          0.99       0.13     0.15          0.02           1.29(14)
(Class 3)
(previously RVST RiverSource Partners Variable
Portfolio - Small Cap Value Fund)


RVST Variable Portfolio - Aggressive Portfolio (Class 2)           --       0.25     0.04          0.77           1.06(15)


RVST Variable Portfolio - Aggressive Portfolio (Class 4)           --       0.25     0.04          0.77           1.06(15),(16)


RVST Variable Portfolio - Conservative Portfolio (Class 2)         --       0.25     0.04          0.62           0.91(15)


RVST Variable Portfolio - Conservative Portfolio (Class 4)         --       0.25     0.04          0.62           0.91(15),(16)


RVST Variable Portfolio - Moderate Portfolio (Class 2)             --       0.25     0.04          0.70           0.99(15)


RVST Variable Portfolio - Moderate Portfolio (Class 4)             --       0.25     0.04          0.70           0.99(15),(16)


RVST Variable Portfolio - Moderately Aggressive Portfolio          --       0.25     0.04          0.74           1.03(15)
(Class 2)


RVST Variable Portfolio - Moderately Aggressive Portfolio          --       0.25     0.04          0.74           1.03(15),(16)
(Class 4)


RVST Variable Portfolio - Moderately Conservative Portfolio        --       0.25     0.04          0.66           0.95(15)
(Class 2)


RVST Variable Portfolio - Moderately Conservative Portfolio        --       0.25     0.04          0.66           0.95(15),(16)
(Class 4)


Van Kampen Life Investment Trust Comstock Portfolio, Class       0.56       0.25     0.06            --           0.87
II Shares


Van Kampen's UIF Global Real Estate Portfolio, Class II          0.85       0.35     0.36          0.01           1.57
Shares


Van Kampen's UIF Mid Cap Growth Portfolio, Class II Shares       0.75       0.35     0.31          0.01           1.42


Wanger International                                             0.85         --     0.20            --           1.05


Wanger USA                                                       0.86         --     0.12            --           0.98


Wells Fargo Advantage VT Opportunity Fund                        0.75       0.25     0.32          0.02           1.34(17)


Wells Fargo Advantage VT Small Cap Growth Fund                   0.75       0.25     0.26          0.01           1.27(17)






--------------------------------------------------------------------------------
   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY
NEW YORK -- PROSPECTUS                                                        11

   * The Funds provided the information on their expenses and we have not independently verified the information.
  ** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).

 (1) The Advisor has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.60% for Columbia High Yield Fund, Variable Series, Class B, 1.05% for Columbia Marsico Growth Fund, Variable Series, Class A and 1.20% for Columbia Marsico International Opportunities Fund, Variable Series, Class B, of the Fund's average daily net assets on an annualized basis. These arrangements may be modified or terminated by the Advisor at any time.


 (2) Credit Suisse fee waivers and expense reimbursements are voluntary and may be discontinued at any time. After fee waivers and expense reimbursements, net expenses would be 0.95%.


 (3) The investment manager and administrator have contractually agreed to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund is phased in over a five year period, starting on May 1, 2007, with there being no increase in the rate of such fees for the first year ending April 30, 2008. For each of four years thereafter through April 30, 2012, the investment manager and administrator will receive one-fifth of the increase in the rate of fees. After fee reductions net expenses would be 1.15%.


 (4) The manager and administrator have agreed in advance to reduce their fees as a result of the Fund's investment in a Franklin Templeton money market fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon. After fee reductions net expenses would be 0.96%.


 (5) The Investment Adviser has voluntarily agreed to reduce or limit other expenses (subject to certain exclusions) equal on an annualized basis to 0.004% of the Fund's average daily net assets. Prior to July 1, 2009, this fee as a percentage of average daily net assets was 0.044% of the Fund. The expense reductions may be modified or terminated at any time at the option of the Investment Adviser without shareholder approval.


 (6) The Advisor has contractually agreed, through at least April 30, 2011, to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund does not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. After fee waivers and expense reimbursements net expenses would be 1.36%. The Board of Trustees or Invesco Advisers, Inc. may mutually agree to terminate the fee waiver agreement at any time.


 (7) The Advisor has contractually agreed, through at least April 30, 2011, to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual operating expenses (subject to certain exclusions) to 1.45% of average daily net assets. After fee waivers and expense reimbursements net expenses would be 1.46%. The Board of Trustees or Invesco Advisers, Inc. may mutually agree to terminate the fee waiver agreement at any time.




 (8) Neuberger Berman Management LLC ("NBM") has undertaken through Dec. 31, 2013, to waive fees and/or reimburse certain operating expenses, including the compensation of NBM and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 2.00% of the average daily net asset value. NBM has also voluntarily committed to reimburse certain expenses for an additional 0.50% per annum of the Portfolio's average daily net assets to maintain the Portfolio's operating expenses at 1.50%. The expense limitation arrangement for the Portfolio is contractual and any excess expenses can be repaid to NBM within three years of the year incurred, provided such recoupment would not cause the Portfolio to exceed its respective limitation. After fee waiver and expense reimbursements net expenses would be 1.52%.




 (9) Neuberger Berman Management LLC ("NBM") has undertaken through Dec. 31, 2013, to waive fees and/or reimburse certain operating expenses, including the compensation of NBM and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1.17% of the average daily net asset value. The expense limitation arrangement for the Portfolio is contractual and any excess expenses can be repaid to NBM within three years of the year incurred, provided such recoupment would not cause the Portfolio to exceed its respective limitation. After fee waiver and expense reimbursements net expenses would be 1.18%.


(10) The Manager will voluntarily waive and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund, Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC.


(11) The Manager has voluntarily undertaken to limit the Fund's total annual operating expenses so that the expenses, as percentages of daily net assets will not exceed the annual rate of 1.05%. This voluntary undertaking may be amended or withdrawn at any time.




(12) The Manager has voluntarily undertaken to limit the Fund's total annual operating expenses so that the expenses, as percentages of daily net assets will not exceed the annual rate of 1.05%. In addition, the Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund. This voluntary undertaking may be amended or withdrawn at any time.




(13) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses of the Fund until April 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net Fund expenses (excluding fees and expenses of acquired funds) will not exceed 0.41% for each of the RVST Disciplined Asset Allocation Portfolios.




(14) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until April 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any), before giving effect to any performance incentive adjustment, will not exceed 0.97% for RVST RiverSource Variable Portfolio - Global Bond Fund (Class 3), 0.76% for RVST RiverSource Variable Portfolio - Global Inflation Protected Securities Fund (Class 3), 1.08% for RVST RiverSource Variable Portfolio - Mid Cap Growth Fund (Class 3), 0.53% for RVST RiverSource Variable Portfolio - S&P 500 Index Fund (Class 3), 1.05% for RVST Seligman Variable Portfolio - Larger-Cap Value Fund (Class 3), 1.15% for RVST Seligman Variable Portfolio - Smaller-Cap Value Fund (Class 3), 1.53% for RVST Threadneedle Variable Portfolio - Emerging Markets Fund (Class 3), 0.99% for RVST Variable Portfolio - Davis New York Venture Fund (Class 3), 1.20% for RVST Variable Portfolio - Goldman Sachs Mid Cap Value Fund (Class
     3) and 1.20% for RVST Variable Portfolio - Partners Small Cap Value Fund (Class 3).




(15) Other expenses and acquired fund fees and expenses are based on estimated amounts for the current fiscal year. RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses for Class 2 and Class 4 shares of the Fund until April 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net Fund expenses (excluding acquired fund fees and expenses) will not exceed 0.32% for each of the Class 2 and Class 4 shares of the Fund's.




(16) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses for Class 4 shares of the Fund until April 30, 2012, unless sooner terminated at the sole discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net Fund expenses (including acquired fund fees and expenses) will not exceed 0.99% for RVST Variable
     Portfolio - Aggressive Portfolio (Class 4), 0.86% for RVST Variable Portfolio - Conservative Portfolio (Class 4), 0.94% for RVST Variable Portfolio - Moderate Portfolio (Class 4), 0.98% RVST Variable
     Portfolio - Moderately Aggressive Portfolio (Class 4) and 0.90% for RVST Variable Portfolio - Moderately Conservative Portfolio (Class 4).


(17) Expenses have been adjusted from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses. The adviser has contractually agreed through April 30, 2011 to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, including the underlying master portfolio's fees and expenses and excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed: 1.09% for Wells Fargo Advantage VT Opportunity Fund and 1.21% for Wells Fargo Advantage VT Small Cap Growth Fund. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.



--------------------------------------------------------------------------------
 12 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY NEW YORK -- PROSPECTUS

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.


THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.


CURRENTLY OFFERED


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds. They assume that you select the optional MAV and either Accumulation Benefit or SecureSource Flex - Joint Life(1),(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                      IF YOU SURRENDER YOUR CONTRACT AT THE END            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
NONQUALIFIED                OF THE APPLICABLE TIME PERIOD:                AT THE END OF THE APPLICABLE TIME PERIOD:
ANNUITY              1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

RAVA 4 ADVANTAGE
With a ten-year
surrender charge
schedule             $1,471      $2,786      $3,979      $6,605           $671       $1,986      $3,279      $6,405

RAVA 4 ADVANTAGE
With a seven-year
surrender charge
schedule              1,371       2,686       3,779       6,405            671        1,986       3,279       6,405

RAVA 4 SELECT         1,396       2,758       3,393       6,600            696        2,058       3,393       6,600

RAVA 4 ACCESS           458       1,378       2,305       4,655            458        1,378       2,305       4,655






                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                      IF YOU SURRENDER YOUR CONTRACT AT THE END            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                            OF THE APPLICABLE TIME PERIOD:                AT THE END OF THE APPLICABLE TIME PERIOD:
QUALIFIED ANNUITY    1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

RAVA 4 ADVANTAGE
With a ten-year
surrender charge
schedule             $1,451      $2,729      $3,887      $6,446           $651       $1,929      $3,187      $6,246

RAVA 4 ADVANTAGE
With a seven-year
surrender charge
schedule              1,351       2,629       3,687       6,246            651        1,929       3,187       6,246

RAVA 4 SELECT         1,376       2,701       3,302       6,445            676        2,001       3,302       6,445

RAVA 4 ACCESS           437       1,319       2,210       4,484            437        1,319       2,210       4,484




PREVIOUSLY OFFERED


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds. They assume that you select the optional MAV and SecureSource - Joint Life or Single Life(1),(2), if available. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                      IF YOU SURRENDER YOUR CONTRACT AT THE END            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
NONQUALIFIED                OF THE APPLICABLE TIME PERIOD:                AT THE END OF THE APPLICABLE TIME PERIOD:
ANNUITY              1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

RAVA 4 ADVANTAGE
With a ten-year
surrender charge
schedule             $1,420      $2,641      $3,746      $6,183           $620       $1,841      $3,046      $5,983

RAVA 4 ADVANTAGE
With a seven-year
surrender charge
schedule              1,320       2,541       3,546       5,983            620        1,841       3,046       5,983

RAVA 4 SELECT         1,345       2,613       3,160       6,183            645        1,913       3,160       6,183

RAVA 4 ACCESS           458       1,378       2,305       4,655            458        1,378       2,305       4,655






                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                      IF YOU SURRENDER YOUR CONTRACT AT THE END            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                            OF THE APPLICABLE TIME PERIOD:                AT THE END OF THE APPLICABLE TIME PERIOD:
QUALIFIED ANNUITY    1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

RAVA 4 ADVANTAGE
With a ten-year
surrender charge
schedule             $1,400      $2,584      $3,653      $6,020           $600       $1,784      $2,953      $5,820

RAVA 4 ADVANTAGE
With a seven-year
surrender charge
schedule              1,300       2,484       3,453       5,820            600        1,784       2,953       5,820

RAVA 4 SELECT         1,325       2,556       3,069       6,024            625        1,856       3,069       6,024

RAVA 4 ACCESS           437       1,319       2,210       4,484            437        1,319       2,210       4,484







--------------------------------------------------------------------------------
   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY
NEW YORK -- PROSPECTUS                                                        13

ALL CONTRACTS


MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds(3). They assume that you do not select any optional benefits. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                      IF YOU SURRENDER YOUR CONTRACT AT THE END            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
NONQUALIFIED                OF THE APPLICABLE TIME PERIOD:                AT THE END OF THE APPLICABLE TIME PERIOD:
ANNUITY              1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

RAVA 4 ADVANTAGE
With a ten-year
surrender charge
schedule              $989       $1,382      $1,696      $2,333           $189        $582       $  996      $2,133

RAVA 4 ADVANTAGE
With a seven-year
surrender charge
schedule               889        1,282       1,496       2,133            189         582          996       2,133

RAVA 4 SELECT          915        1,359       1,127       2,403            215         659        1,127       2,403

RAVA 4 ACCESS          230          706       1,205       2,562            230         706        1,205       2,562






                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                      IF YOU SURRENDER YOUR CONTRACT AT THE END            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                            OF THE APPLICABLE TIME PERIOD:                AT THE END OF THE APPLICABLE TIME PERIOD:
QUALIFIED ANNUITY    1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

RAVA 4 ADVANTAGE
With a ten-year
surrender charge
schedule              $968       $1,319      $1,589      $2,111           $168        $519       $  889      $1,911

RAVA 4 ADVANTAGE
With a seven-year
surrender charge
schedule               868        1,219       1,389       1,911            168         519          889       1,911

RAVA 4 SELECT          894        1,297       1,022       2,187            194         597        1,022       2,187

RAVA 4 ACCESS          209          644       1,101       2,350            209         644        1,101       2,350




(1) In these examples, the contract administrative charge is $50.


(2) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.


(3) In these examples, the contract administrative charge is $30.



--------------------------------------------------------------------------------
 14 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY NEW YORK -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION


You can find unaudited financial information for the subaccounts in Appendix H.


We do not include any condensed financial information for subaccounts that are new and did not have any activity as of the financial statement date.

FINANCIAL STATEMENTS


You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new and have no activity as of the financial statement date.


THE VARIABLE ACCOUNT AND THE FUNDS

THE VARIABLE ACCOUNT: The variable account was established under New York law on April 17, 1996, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life of NY.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS: The contracts currently offer subaccounts investing in shares of the funds. For a list of underlying funds with a summary of investment objectives, investment advisers and subadvisers, please see Appendix A.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund name and management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


--------------------------------------------------------------------------------
   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY
NEW YORK -- PROSPECTUS                                                        15

- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others; for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see "Making the Most of Your Contract -- Portfolio Navigator Program") or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.


- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including but not limited to expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Series Trust funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. RiverSource Variable Series Trust funds include the RiverSource Variable Portfolio funds, Variable Portfolio funds, Threadneedle Variable Portfolio funds, Seligman Variable Portfolio funds, Disciplined Asset Allocation Portfolio funds and Variable Portfolio funds of funds. In addition, on Sept. 29, 2009, Ameriprise Financial, Inc. entered into an agreement with Bank of America Corporation to buy a portion of the asset management business of Columbia Management Group, LLC, including Columbia Management Advisors, LLC and Columbia Wanger Asset Management, LLC (the "Transaction"). The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the second quarter of 2010. Certain separate accounts invest in funds sponsored by Columbia Management Advisors, LLC and Columbia Wanger Asset Management, LLC. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Series Trust funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Series Trust funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in the prior calendar year.


  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating financial advisors who sell the contracts.


--------------------------------------------------------------------------------
 16 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY NEW YORK -- PROSPECTUS

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their financial advisors, and granting access to financial advisors of our affiliated selling firms.

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and financial advisors.

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

  - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

THE FIXED ACCOUNT


Amounts allocated to the fixed account become part of our general account. The fixed account includes the regular fixed account and the Special DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time in our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new and existing RiverSource Life of NY annuities, product design, competition, and RiverSource Life of NY's revenues and expenses. The guaranteed minimum interest rate on amounts invested in the fixed account will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of RiverSource Life of NY. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.


The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account, however, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

THE REGULAR FIXED ACCOUNT

For RAVA 4 Advantage and RAVA 4 Select, unless the PN program is in effect, you also may allocate purchase payments and purchase payment credits or transfer contract value to the regular fixed account. For RAVA 4 Access contracts, you cannot allocate purchase payments to the regular fixed account unless it is included in the PN program model portfolio you selected. Under the new PN program, the regular fixed account cannot be included in the investment option. The value of the regular fixed account increases as we credit interest to the account. We credit and compound interest daily based on a 365-day year so


--------------------------------------------------------------------------------
   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY
NEW YORK -- PROSPECTUS                                                        17
as to produce the annual effective rate which we declare. We do not credit interest on leap days (Feb. 29). The interest rate we apply to each purchase payment or transfer to the regular fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion. We reserve the right to limit purchase payment allocations to the regular fixed account if the interest rate we are then currently crediting to the regular fixed account is equal to the minimum interest rate stated in the contract. (See "Making the Most of Your Contract -- Transfer policies" for restrictions on transfers involving the regular fixed account.)

THE SPECIAL DCA FIXED ACCOUNT
You also may allocate purchase payments and purchase payment credits to the Special DCA fixed account, when available. The Special DCA fixed account is available for new purchase payments. The value of the Special DCA fixed account increases as we credit interest to the account. We credit and compound interest daily based on a 365-day year so as to produce the annual effective rate which we declare. We do not credit interest on leap days (Feb. 29). The interest rate we apply to each purchase payment is guaranteed for the period of time money remains in the Special DCA fixed account. (See "Making the Most of Your Contract -- Special Dollar Cost Averaging Program" for more information on the Special DCA fixed account.)

BUYING YOUR CONTRACT

You can fill out an application and send it along with your initial purchase payment to our corporate office. You may buy RAVA 4 Advantage, RAVA 4 Select or RAVA 4 Access. Each contract has different mortality and expense risk fees. RAVA 4 Access does not have surrender charges, but it has the highest mortality and expense risk fees of the three contracts; additionally, optional living benefit riders are not available under RAVA 4 Access. RAVA 4 Select has a three-year surrender charge schedule and lower mortality and expense risk fees then RAVA 4 Access. RAVA 4 Advantage offers a choice of a seven-year or ten-year surrender charge schedule and the lowest mortality and expense risk fees of the three contracts. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract if you and the annuitant are 90 or younger.

When you apply, you may select among the following:


- the regular fixed account(1), subaccounts, the Special DCA fixed account and/or the optional PN program in which you want to invest;


- how you want to make purchase payments;

- a beneficiary;

- under RAVA 4 Advantage, the length of the surrender charge period (seven or ten years);


- one of the following optional death benefits:


  - ROPP Death Benefit(2);



  - MAV Death Benefit(2);



  - 5-Year MAV Death Benefit(2); and


- under RAVA 4 Advantage and RAVA 4 Select, one of the following optional living benefits that require the use of the PN program:


  - Accumulation Benefit rider(3); or



  - SecureSource Flex rider(3).


(1) For RAVA 4 Access contracts, you cannot select the regular fixed account unless it is included in a PN program model portfolio you selected.
(2) You may select any one of the ROPP, MAV or 5-Year MAV riders. You cannot select both the MAV and 5-Year MAV. The MAV and 5-Year MAV are only available if you are 75 or younger at the rider effective date. ROPP is only available if you are 76 or older at the rider effective date. ROPP is included in the standard death benefit if you are 75 or younger.

(3) You may select either the Accumulation Benefit or SecureSource Flex rider. The Accumulation Benefit and SecureSource Flex - Single Life riders are only available if you are 80 or younger at the rider effective date. SecureSource Flex - Joint Life rider is available if both covered spouses are 80 or younger.


The contracts provide for allocation of purchase payments and purchase payment credits to the subaccounts of the variable account, to the regular fixed account and/or to the Special DCA account (when available) in even 1% increments. There may be certain restrictions on the amount you may allocate to the regular fixed account. For RAVA 4 Access contracts, purchase payment credits are not available and you cannot allocate purchase payments to the regular fixed account unless it is included in a PN program model portfolio you selected. (See "Purchase Payments.")

If your application is complete, we will process it and apply your purchase payment and purchase payment credits to the regular fixed account, the Special DCA fixed account and/or subaccounts you selected within two business days after we

--------------------------------------------------------------------------------
 18 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY NEW YORK -- PROSPECTUS receive it at our corporate office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete.

We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

THE SETTLEMENT DATE

Annuity payouts are scheduled to begin on the settlement date. This means that the contract will be annuitized (converted to a stream of monthly payments), and the first payment will be sent on the settlement date. If your contract is annuitized, the contract goes into payout mode and only the annuity payout provisions continue. Unless Annuity Payout Plan E is elected, you will no longer have access to your contract value. In addition, the death benefit and any optional benefits you have elected will end. When we processed your application, we established the settlement date as the maximum age (or contract anniversary, if applicable). We have established a new maximum age (or contract anniversary) as described below. You also can change the settlement date, provided you send us written instructions at least 30 days before annuity payouts begin.



Generally, the settlement date must be no later than the annuitant's 95th birthday or the tenth contract anniversary. If the annuitant was age 95 or older and past the tenth contract anniversary when the new maximum was established, the new settlement date was set to a birthday later than age 95. You can also choose to delay the annuitization of your contract beyond age 95 indefinitely, to the extent allowed by applicable tax laws.



Six months prior to your settlement date, we will contact you with your options, including the option to postpone your annuitization start date to a future date. If you do not make an election, annuity payouts, using the contract's default option of Annuity Payout Plan B -- Life annuity with 10 years certain, will begin on the settlement date, and your monthly annuity payments will continue for as long as the annuitant lives. If the annuitant does not survive 10 years, payments will continue until 10 years of payments have been made.



If you own a qualified annuity (for example, an IRA) and tax laws require that you take distributions from your annuity prior to your new settlement date, your contract will not be automatically annuitized. If you satisfy your RMDs for a qualified annuity in the form of partial surrenders from this contract, you are electing to defer annuitizing your contract. Contract owners of IRAs and TSAs may also be able to satisfy RMDs by electing other IRAs or TSAs, and in that case, will delay the start of annuity payouts for these contracts.


BENEFICIARY
If death benefits become payable before the settlement date while the contract is in force and before annuity payouts begin, we will pay the death benefit to your named beneficiary. If there is more than one beneficiary we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim. If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)

If you select the SecureSource - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.

PURCHASE PAYMENTS*
MINIMUM ALLOWABLE PURCHASE PAYMENTS**

If paying by installments under a scheduled payment plan:

  $23.08 biweekly, or

  $50 per month

                                                   RAVA 4 ADVANTAGE   RAVA 4 SELECT   RAVA 4 ACCESS
                                                   ----------------   -------------   -------------
If paying by any other method:
initial payment for qualified annuities                 $1,000           $ 2,000         $ 2,000
initial payment for nonqualified annuities               2,000            10,000          10,000
for any additional payments                                 50                50              50




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   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY
NEW YORK -- PROSPECTUS                                                        19

* RAVA 4 ADVANTAGE AND RAVA 4 SELECT BAND 3 ANNUITIES SOLD TO INDIVIDUALS OTHER THAN ADVISORS AND EMPLOYEES: Require a minimum $1,000,000 initial purchase payment and corporate office approval. Contracts already approved may make payments in subsequent years up to $100,000 if your age on the effective date of the contract is age 85 or younger and $50,000 if your age on the effective date of the contract is age 86 to 90.

** Installments must total at least $600 in the first year. If you do not make any purchase payments for 36 months, and your contract value is less than $2,000, we have the right to give you 30 days' written notice and pay you the total value of your contract in a lump sum.

MAXIMUM ALLOWABLE PURCHASE PAYMENTS*** (without corporate office approval) based on your age on the effective date of the contract:

                                                   RAVA 4 ADVANTAGE   RAVA 4 SELECT   RAVA 4 ACCESS
                                                   ----------------   -------------   -------------
For the first year:
through age 85                                         $999,999          $999,999        $999,999
for ages 86 to 90                                       100,000           100,000         100,000
For each subsequent year:
through age 85                                          100,000           100,000         100,000
for ages 86 to 90                                        50,000            50,000          50,000


*** These limits apply in total to all RiverSource Life of NY annuities you own. We reserve the right to increase maximum limits. For qualified annuities the Code's limits on annual contributions also apply.


We will consider your contract void from the start if we do not receive your initial purchase payment within 180 days of the application signed date.



Additional purchase payment restrictions for contracts with the Accumulation Benefit rider



Additional purchase payments for contracts with the Accumulation Benefit rider are restricted during the waiting period after the first 180 days (1) immediately following the effective date and (2) following the last contract anniversary for each elective step up.



Additional purchase payment restrictions for contracts with the GWB for Life rider



EFFECTIVE JAN. 26, 2009, AFTER INITIAL PURCHASE PAYMENTS ARE RECEIVED, LIMITED ADDITIONAL PURCHASE PAYMENTS ARE ALLOWED FOR ALL CONTRACTS WITH THE GWB FOR LIFE. Initial purchase payments are: 1) payments received with the application; and 2) Tax Free Exchanges, rollovers, and transfers listed on the annuity application, paper work initiated within 30 days from contract issue date and received within 180 days from the contract issue date.



Additional purchase payments will be limited to $100,000 for the life of your contract.



Additional purchase payment restrictions for contracts with the SecureSource Flex riders



The SecureSource Flex riders prohibit additional purchase payments while the rider is effective, if (1) you decline a rider fee increase, or (2) the Annual Lifetime Payment (ALP) is established and your contract value on an anniversary is less than four times the ALP. (For the purpose of this calculation only, the ALP is determined using 5%, as described under "Optional Living
Benefits -- Currently Offered -- SecureSource Flex Riders.")



Also if you make additional purchase payment after you take a withdrawal during the waiting period, these purchase payments are not guaranteed until the end of the waiting period.



The riders prohibit additional purchase payments unless: (1) the payment is received at time of application or within 90 days thereafter, or (2) for qualified annuities where additional purchase payments are allowed in any contract year up to the maximum permissible annual contribution described by the Code, until total additional purchase payments are $100,000.



These purchase payment restrictions are currently being waived until further notice.


We reserve the right to not accept purchase payments allocated to the regular fixed account for six months following either:

1. a partial surrender from the regular fixed account; or

2. a lump sum transfer from the regular fixed account to a subaccount.

HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER

For initial purchase payment, send your check along with your name and contract number to:

Regular mail:

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
P.O. BOX 5144
ALBANY, NY 12205


--------------------------------------------------------------------------------
 20 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY NEW YORK -- PROSPECTUS

Express mail:

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
20 MADISON AVENUE EXTENSION
ALBANY, NY 12203

For subsequent purchase payments, send your check along with your name and contract number to:

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
70200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2 BY SCHEDULED PAYMENT PLAN

We can help you set up:

- an automatic payroll deduction, salary reduction or other group billing arrangement; or

- a bank authorization.

PURCHASE PAYMENT CREDITS
PURCHASE PAYMENT CREDITS ARE NOT AVAILABLE FOR RAVA 4 ACCESS.

FOR RAVA 4 ADVANTAGE: we add a credit to your contract in the amount of:

- 1% of each purchase payment received:


  - if you elect the ten-year surrender charge schedule for your contract and the initial purchase payment is under $100,000; or



  - if you elect the seven-year surrender charge schedule for your contract and your initial purchase payment to the contract is at least $100,000 but less than $1,000,000.


- 2% of each purchase payment received if you elect the ten-year surrender charge schedule for your contract and your initial purchase payment to the contract is at least $100,000 but less than $1,000,000.

FOR RAVA 4 ADVANTAGE - BAND 3: we add a credit to your contract in the amount of:


- 2% of each purchase payment received:



  - if you elect the seven-year surrender charge schedule for your contract.



- 3% of each purchase payment received:



  - if you elect the ten-year surrender charge schedule for your contract.


Surrender charges under RAVA 4 Advantage and RAVA 4 Advantage - Band 3 may be higher and longer than those for contracts that do not have purchase payment credits. The amount of the credits may be more than offset by the additional charges associated with them. Because of higher charges, there could be circumstances where you may be worse off purchasing one of these contracts with the credits than purchasing other contracts. All things being equal (such as fund performance and availability), this may occur if you select the ten-year surrender charge and you make a full surrender before year ten. We pay for the credits under RAVA 4 Advantage and RAVA 4 Advantage - Band 3 primarily through revenue from a higher and longer surrender charge schedule and through lower costs associated with larger sized contracts, including lower compensation paid on the sales of these contracts.


FOR RAVA 4 SELECT: we add a credit to your contract in the amount of:



- 1% of each purchase payment received in the first contract year if your initial purchase payment to the contract is at least $250,000 but less than $1,000,000; or



- 2% of each purchase payment received in the first contract year if your initial purchase payment to the contract is $1,000,000 or more. Please note that purchase payments of $1,000,000 or more require home office approval.


FOR RAVA 4 SELECT - BAND 3: we add a credit to your contract in the amount of 2% of each purchase payment received in the first contract year.

Expenses under RAVA 4 Select and RAVA 4 Select - Band 3 may be higher than those for contracts that do not have purchase payment credits. The amount of the credits may be more than offset by the additional charges associated with them. Because of higher charges, you may be worse off purchasing one of these contracts with the credits than purchasing other contracts. We pay for the credits under RAVA 4 Select and RAVA 4 Select - Band 3 primarily through lower costs associated with larger sized contracts, including lower compensation paid on the sales of these contracts.

We fund all credits from our general account. We do not consider credits to be "investments" for income tax purposes. (See "Taxes.")

We allocate each credit to your contract value when the applicable purchase payment is applied to your contract value. We allocate such credits to your contract value according to allocation instructions in effect for your purchase payments.


--------------------------------------------------------------------------------
   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY
NEW YORK -- PROSPECTUS                                                        21

We will reverse credits from the contract value for any purchase payment that is not honored. The amount returned to you under the free look provision also will not include any credits applied to your contract. (See "The Contract in Brief -- Free look period.")

We will assess a charge, similar to a surrender charge, equal to the amount of the unamortized portion of the purchase payment credits applied within twelve months preceding the date of death that results in a death benefit under this contract. The unamortized portion is based on the number of calendar days remaining in the 12 month period since the purchase payment credit was applied.

We reserve the right to increase the amount of the credit for certain groups of contract owners. The increase will not be greater than 8% of total net purchase payments. We would pay for increases in credit amounts primarily through reduced expenses expected from such groups.

LIMITATIONS ON USE OF CONTRACTS
If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.

CHARGES

CONTRACT ADMINISTRATIVE CHARGE
We charge this fee for establishing and maintaining your records. Currently, we deduct $30 from your contract value on your contract anniversary at the end of each contract year. We prorate this charge among the subaccounts and the regular fixed account in the same proportion your interest in each account bears to your total contract value, less amounts invested in the Special DCA fixed account. The contract administrative charge is only deducted from any Special DCA fixed account if insufficient amounts are available in the regular fixed account and the subaccounts. We reserve the right to increase this charge after the first contract anniversary to a maximum of $50. We will waive $30 of this charge when your contract value, or total purchase payments less any payments surrendered, is $50,000 or more on the current contract anniversary.

If you surrender your contract, we will deduct the full charge at the time of surrender regardless of the contract value or purchase payments made. This charge does not apply after annuity payouts begin or when we pay death benefits.

MORTALITY AND EXPENSE RISK FEE
We charge this fee daily to the subaccounts. The unit values of your subaccounts reflect this fee, which is a percentage of their average daily net assets, on an annual basis as follows:

                                                   RAVA 4 ADVANTAGE   RAVA 4 SELECT   RAVA 4 ACCESS
                                                   ----------------   -------------   -------------
For nonqualified annuities                               1.05%             1.30%           1.45%
For qualified annuities                                   .85%             1.10%           1.25%


This fee covers the mortality and expense risk that we assume. This fee does not apply to the regular fixed account or the Special DCA fixed account.

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants lives. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.

Expense risk arises because we cannot increase the contract administrative charge more than $20.00 per contract and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the surrender

--------------------------------------------------------------------------------
 22 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY NEW YORK -- PROSPECTUS charge for RAVA 4 Advantage or RAVA 4 Select, discussed in the following paragraphs, will cover sales and distribution expenses.

SURRENDER CHARGE
If you surrender all or part of your contract, you may be subject to a surrender charge. For RAVA 4 Advantage, a surrender charge applies if all or part of the surrender amount is from purchase payments we received within seven or ten years before surrender. You select the surrender charge period at the time of your application for the contract. For RAVA 4 Select, a surrender charge applies if you surrender all or part of your purchase payments in the first three contract years. There is no surrender charge for RAVA 4 Access. The surrender charge percentages that apply to you are shown in your contract.

You may surrender an amount during any contract year without a surrender charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your contract includes the GWB for Life rider or SecureSource rider:


CONTRACTS WITHOUT GWB FOR LIFE RIDER OR SECURESOURCE RIDER

The TFA is the greater of:

- 10% of the contract value on the prior contract anniversary*; or

- current contract earnings.


CONTRACTS WITH GWB FOR LIFE RIDER OR SECURESOURCE RIDER

The TFA is the greatest of:

- 10% of the contract value on the prior contract anniversary*;

- current contract earnings;

- the Remaining Benefit Payment; or

- the Remaining Annual Lifetime Payment.

* We consider all purchase payments received and any purchase payment credit applied prior to your surrender request to be the prior contract anniversary's contract value during the first contract year.

NOTE: We determine current contract earnings by looking at the entire contract value, not the earnings of any particular subaccount, the regular fixed account or the Special DCA fixed account.

Amounts surrendered in excess of the TFA may be subject to a surrender charge as described below.

SURRENDER CHARGE UNDER RAVA 4 ADVANTAGE:

For purposes of calculating any surrender charge under RAVA 4 Advantage, we treat amounts surrendered from your contract value in the following order:

1. First, we surrender the TFA. We do not assess a surrender charge on the TFA.

2. Next we surrender purchase payments received prior to the surrender charge period you selected and shown in your contract. We do not assess a surrender charge on these purchase payments.

3. Finally, if necessary, we surrender purchase payments received that are still within the surrender charge period you selected and shown in your contract. We surrender these payments on a first-in, first-out (FIFO) basis. We do assess a surrender charge on these payments.

We determine your surrender charge by multiplying each of your payments surrendered by the applicable surrender charge percentage, and then adding the total surrender charges.


--------------------------------------------------------------------------------
   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY
NEW YORK -- PROSPECTUS                                                        23

The surrender charge percentage depends on the number of years since you made the payments that are surrendered, depending on the schedule you selected:


            SEVEN-YEAR SCHEDULE                             TEN-YEAR SCHEDULE
  NUMBER OF COMPLETED                            NUMBER OF COMPLETED
YEARS FROM DATE OF EACH    SURRENDER CHARGE    YEARS FROM DATE OF EACH    SURRENDER CHARGE
    PURCHASE PAYMENT          PERCENTAGE           PURCHASE PAYMENT          PERCENTAGE
           0                       7%                     0                       8%

           1                       7                      1                       8

           2                       7                      2                       8

           3                       6                      3                       7

           4                       5                      4                       7

           5                       4                      5                       6

           6                       2                      6                       5

           7+                      0                      7                       4

                                                          8                       3

                                                          9                       2

                                                         10+                      0


SURRENDER CHARGE UNDER RAVA 4 SELECT:

For purposes of calculating any surrender charge under RAVA 4 Select, we treat amounts surrendered from your contract value in the following order:

1. First, we surrender the TFA. We do not assess a surrender charge on the TFA.

2. Next, if necessary, we surrender purchase payments. We do assess a surrender charge on these payments during the first three contract years as follows:


   CONTRACT YEAR       SURRENDER CHARGE PERCENTAGE
         1                          7%

         2                          7

         3                          7

         Thereafter                 0


SURRENDER CHARGE UNDER RAVA 4 ACCESS:

There is no surrender charge if you surrender all or part of your contract.

PARTIAL SURRENDERS:

For a partial surrender that is subject to a surrender charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge.

For an example, see Appendix B.

SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% if the assumed investment rate is 3.5% and 6.67% if the assumed investment rate is 5%. The surrender charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

WAIVER OF SURRENDER CHARGES

We do not assess surrender charges for:

- surrenders of any contract earnings;

- surrenders of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;

- if you elected the GWB for Life rider or SecureSource rider, the greater of your contract's Remaining Benefit Payment or Remaining Annual Lifetime Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;


--------------------------------------------------------------------------------
 24 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY NEW YORK -- PROSPECTUS

- to the extent that they exceed the greater of contract earnings or 10% of the contract value on the prior contract anniversary, required minimum distributions from a qualified annuity. The amount on which surrender charges are waived can be no greater than the RMD amount calculated under your specific contract currently in force;


- contracts settled using an annuity payout plan, unless an Annuity Payout Plan E is later surrendered;

- amounts we refund to you during the free look period*;

- death benefits*;

- surrenders you make under your contract's "Waiver of Surrender Charges for Hospital or Nursing Home Confinement" provision. To the extent permitted by state law, this provision applies when you are under age 76 on the date that we issue the contract. Under this provision, we will waive surrender charges that we normally assess upon full or partial surrender. You must provide proof satisfactory to us that, as of the date you request the surrender, you or your spouse are confined to a nursing home or hospital and have been for 60 straight days and the confinement began after the contract date. (See your contract for additional conditions and restrictions on this waiver.); and

- surrenders you make under your contract's "Waiver of Surrender Charges for Terminal Illness Disability Diagnosis" provision. To the extent permitted by state law, this provision applies when you are under age 76 on the date we issue the contract. Under this provision, we will waive surrender charges that we normally assess for surrenders you make if you are diagnosed after the contract issue date as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of a licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed. (See your contract for additional conditions and restrictions on this waiver.)

* However, we will reverse certain purchase payment credits. (See "Buying your contract -- Purchase payment credits.")

OTHER INFORMATION ON CHARGES: Ameriprise Financial, Inc. makes certain custodial services available to some profit sharing, money purchase and target benefit plans funded by our annuities. Fees for these services start at $30 per calendar year per participant. Ameriprise Financial, Inc. will charge a termination fee for owners under age 59 1/2 (fee waived in case of death or disability).

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate certain charges such as the contract administrative and surrender charges. However, we expect this to occur infrequently.


OPTIONAL LIVING BENEFIT CHARGES -- CURRENTLY OFFERED



SECURESOURCE FLEX RIDER FEE


We deduct an annual charge based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it as follows:



- SecureSource Flex - Single Life rider, 0.95%;



- SecureSource Flex - Joint Life rider, 1.10%.



We deduct the fee on the 60th day after each contract anniversary. We prorate this fee among the subaccounts but not the fixed account in the same proportion as your interest in each bears to your total variable account contract value.



Once you elect the SecureSource Flex rider, you may not cancel it (except as described below), and the charge will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the charge adjusted for the number of calendar days coverage was in place since we last deducted the charge. If the RBA reduces to zero but the contract value has not been depleted, you will continue to be charged.





Currently the SecureSource Flex rider fee does not vary with the PN program model portfolio or investment option selected; however, we reserve the right to vary the rider fee for each model portfolio or investment option. The SecureSource Flex -- Single Life rider fee will not exceed a maximum fee of 2.00%. The SecureSource Flex -- Joint Life rider charge will not exceed a maximum fee of 2.50 %.



The following describes how your annual rider fee may increase:



1. We may increase the annual rider fee at our discretion and on a nondiscriminatory basis. Your annual rider fee will increase if we declare an increase to the fee with written notice 30 days in advance except as described below. The new fee will be in effect on the date we declare in the written notice.





  (A) You can decline this increase and therefore all future fee increases if we receive your written request prior to the date of the fee increase, in which case you permanently relinquish:





      (i) all future annual step-ups, and for the Joint Life rider, spousal continuation step-ups,



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




      (ii)  any ability to make additional purchase payments,





      (iii) the ability to change your PN program investment option (or change from a model portfolio to an investment option) to one that is more aggressive than your current model portfolio or investment option. Any change to a less aggressive investment option will further limit the investment options available to the then current and less aggressive investment options.





  (B) You can terminate this rider if your annual rider fee after any increase is more than 0.25 percentage points higher than your fee before the increase and if we receive your written request to terminate the rider prior to the date of the fee increase.





2. Your annual rider fee may increase if you elect to change to a more aggressive PN program investment option (or change from a current model portfolio to a more aggressive investment option) and if the new investment option has a higher current annual rider fee. The annual rider fees associated with the available PN program model portfolios or investment options may change at our discretion, however these changes will not apply to this rider unless you change your current model portfolio or investment option to a more aggressive investment option. The new fee will be in effect on the valuation date we receive your written request to change your model portfolio or investment option. You cannot decline this type of fee increase. To avoid it, you must stay in the same model portfolio or investment option or move to a less aggressive investment option. Also, this type of fee increase does not allow you to terminate the rider.





The charge does not apply after you annuitize your contract and annuity payouts begin.



ACCUMULATION BENEFIT RIDER FEE


We deduct a charge for this optional feature only if you select it.(1) If selected, we deduct an annual charge of 1.25%(2) of the greater of your contract value or the minimum contract accumulation value. The deduction will occur on the 60th day after each contract anniversary and on the benefit date. We prorate this charge among the variable subaccounts but not the fixed account in the same proportion as your interest in each bears to your total variable account contract value. Once you elect the Accumulation Benefit rider, you may not cancel it and the charge will continue to be deducted through the end of the waiting period or when annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the charge, adjusted for the number of calendar days coverage was in place since we last deducted the charge.



Currently, the Accumulation Benefit rider fee does not vary with the PN program model portfolio or investment option selected; however, we reserve the right to increase this fee and/or charge a separate rider fee for each model portfolio or investment option. The Accumulation Benefit rider fee will not exceed a maximum fee of 2.50%.



We will not change the Accumulation Benefit rider fee after the rider effective date unless:



(a) you choose the annual elective step up or the elective spousal continuation step up after we have exercised our rights to increase the rider fee;



(b) you change your PN program investment option (or change from a model portfolio to an investment option under the PN program) after we have exercised our right to increase the rider fee and/or vary the rider fee for each model portfolio or investment option.



If you elect to change your PN program investment option (or change from a model portfolio to an investment option under the PN program) after we have exercised our right to increase the fee for this rider, or after we have exercised our right to establish fees for this rider which vary by model portfolio or investment option, the increase in fees we charge for this rider will become effective on the contract anniversary following your change of model portfolio or investment option. Any model portfolio or investment option changes on the contract anniversary will have the new charge effective on that contract anniversary. Also, in the event you change your model portfolio or investment option twice in the same contract year (see "Portfolio Navigator Program"), the fee for this rider will be the greatest fee applicable to any investment option which you have selected during the contract year.





If you choose the elective step up, the elective spousal continuation step up, or change your model portfolio or investment option after we have exercised our rights to increase the rider fee as described above, your fee will be the fee that is in effect on the valuation date we receive your written request to step up or change your model portfolio or investment option. For elective step ups and elective spousal continuation step ups, this change will be in effect for the entire contract year.



The charge does not apply after annuity payouts begin.



(1) Available if you are 80 or younger at the rider effective date. You must select a PN program model portfolio or investment option with this rider (see "Portfolio Navigator Program"). Not available with SecureSource riders.



(2) For contracts purchased between Jan. 26, 2009 and May 30, 2009, the current charge is 0.80%. For contracts purchased prior to Jan. 26, 2009, the current charge is 0.60%.



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




OPTIONAL LIVING BENEFIT CHARGES -- PREVIOUSLY OFFERED



SECURESOURCE RIDER FEE


We deduct an annual charge of 0.90%(1) based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it(2). The rider charge is the same whether you select the SecureSource - Single Life rider or the SecureSource - Joint Life rider.


The deduction will occur on the 60th day after each contract anniversary. We prorate this fee among the subaccounts but not the fixed account in the same proportion as your interest in each bears to your total variable account contract value.

Once you elect a SecureSource rider, you may not cancel it and the fee will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA reduces to zero but the contract value has not been depleted, you will continue to be charged.


Currently the SecureSource rider fee does not vary with the PN program model portfolio or investment option selected; however, we reserve the right to increase this fee and/or charge a separate rider fee for each model portfolio or investment option. The SecureSource - Single Life rider fee will not exceed a maximum fee of 2.00%(1). The SecureSource - Joint Life rider charge will not exceed a maximum fee of 2.00%(1).



We will not change the SecureSource rider fee after the rider effective date unless:



(a) you choose the annual elective step up or the elective spousal continuation step up after we have exercised our rights to increase the rider fee. However, if you choose to exercise the annual elective step up before the end of the waiting period, the SecureSource rider fee will not change until the end of the waiting period. The fee for your rider will be based on the charge in effect on the valuation date we received your last written request to exercise the elective annual step up or to elect to change your PN program investment option (or change from a model portfolio to an investment option);





(b) you change your PN program investment option (or change from a model portfolio to an investment option under the PN program) after we have exercised our rights to increase the rider fee and/or vary the rider fee for each model portfolio or investment option.



If you choose the elective step up, the elective spousal continuation step up, or change your investment option (or change from a model portfolio to an investment option) as described above, the fee for your rider will be the fee that is in effect on the valuation date we receive your written request to step up or change your model portfolio or investment option. On the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.



The charge does not apply after annuity payouts begin.



(1) For contracts purchased prior to Jan. 26, 2009, the current charge for Single Life rider and for Joint Life rider is 0.65% and the maximum charge for Single Life rider and Joint Life rider is 1.50%



(2) For Single Life, available if you are 80 or younger at the rider effective date. For Joint Life, available if you and your spouse are 80 or younger at the rider effective date. You must select a PN program model portfolio or investment option with this rider (see "Portfolio Navigator Program"). Not available with the Accumulation Benefit rider.



GWB FOR LIFE RIDER FEE


We deduct an annual charge for this optional feature only if you select it.(1) If selected, we deduct an annual charge of 0.65% of the greater of the contract value or the remaining benefit amount (RBA). The deduction will occur on the 60th day after each contract anniversary. We prorate this charge among the subaccounts but not the fixed account in the same proportion as your interest in each bears to your total variable account contract value.



Once you elect the GWB for Life rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA goes to zero but the contract value has not been depleted, you will continue to be charged.



Currently, the GWB for Life rider fee does not vary with the PN program model portfolio or investment option selected; however, we reserve the right to increase this fee and/or charge a separate rider fee for each model portfolio or investment option. The GWB for Life rider charge will not exceed a maximum fee of 1.50%.



We will not change the GWB for Life rider fee after the rider effective date unless:



(a) you choose the annual elective step up or the elective spousal continuation step up after we have exercised our rights to increase the rider fee;



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




(b) you elect to change your PN program investment option (or change from a model portfolio to an investment option under the PN program) after we have exercised our rights to increase the rider fee and/or vary the rider fee for each model portfolio or investment option.



If you chose the elective spousal continuation step up or change your PN program investment option (or change from a model portfolio to an investment option under the PN program) after we have exercised our right to increase the fee for this rider, or after we have exercised our right to establish fees for this rider which vary by model portfolio or investment option, the increase in fees we charge for this rider will become effective on the contract anniversary following your change. Any changes on the contract anniversary will have the new fee effective on that contract anniversary. Also, in the event you change your model portfolio or investment option more than once in the same contract year (see "Portfolio Navigator Program"), the fee for this rider will be the greatest fee applicable to any investment option which you have selected during the contract year.



If you chose the elective step up, you will pay the fee in effect on the valuation date we receive your written request to step up. If you chose an elective step up on the first contract anniversary, any increase in fees we charge for this rider for the step up will not become effective until the third contract year. In the event of more than one change in model portfolio and/or elective step up occurring in the same contract year, the fee for this rider will be the highest fee applicable to any of these changes.



The charge does not apply after annuity payouts begin.



(1) Effective Sept. 10, 2007, this rider is no longer available for sale.



OPTIONAL DEATH BENEFIT CHARGES



ROPP RIDER FEE


We deduct an annual charge for this optional feature only if you select it(1). If selected, we deduct an annual charge of 0.20% of your variable account contract value. The deduction will occur on the 60th day after each contract anniversary. We prorate this charge among the variable subaccounts in the same proportion your interest in each subaccount bears to your total variable account contract value. We reserve the right to increase the fee for this rider after the tenth rider anniversary to a maximum of 0.30%.


If the contract is terminated for any reason, we will deduct the charge at that time, adjusted for the number of calendar days coverage was in effect during the year.

(1) Available if you are 76 or older at the rider effective date. ROPP is included in the standard death benefit if you are age 75 or younger on the contract effective date.

MAV RIDER FEE

We deduct an annual charge for the optional feature only if you select it.(1) If selected, we deduct an annual charge of 0.25% of your variable account contract value. The deduction will occur on the 60th day after each contract anniversary. We prorate this charge among the variable subaccounts in the same proportion your interest in each subaccount bears to your total variable account contract value. We reserve the right to increase the fee for this rider after the tenth rider anniversary to a maximum of 0.35%.


If the contract is terminated for any reason, we will deduct the charge at that time, adjusted for the number of calendar days coverage was in effect during the year.

(1) Available if you are 75 or younger at the rider effective date and it is not available with the 5-Year MAV.

5-YEAR MAV RIDER FEE

We deduct an annual charge for this optional feature only if you select it(1). If selected, we deduct an annual charge of 0.10% of your variable account contract value. The deduction will occur on the 60th day after each contract anniversary. We prorate this charge among the variable subaccounts in the same proportion your interest in each account bears to your total variable account contract value. We reserve the right to increase the charge for this rider after the tenth rider anniversary to a maximum of 0.20%.



If the contract is terminated for any reason, we will deduct the fee at that time, adjusted for the number of calendar days coverage was in effect during the year.


(1) Available if you are 75 or younger at the rider effective date. Not available with the MAV.

FUND FEES AND EXPENSES
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")


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 28  RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE
ANNUITY NEW YORK -- PROSPECTUS

VALUING YOUR INVESTMENT

We value your accounts as follows:

REGULAR FIXED ACCOUNT
We value the amounts you allocate to the regular fixed account directly in dollars. The regular fixed account value equals:

- the sum of your purchase payments and purchase payment credits and transfer amounts allocated to the regular fixed account;

- plus interest credited;

- minus the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out; and

- minus any prorated portion of the contract administrative charge.

SPECIAL DCA FIXED ACCOUNT
We value the amounts you allocate to the Special DCA fixed account directly in dollars. The Special DCA fixed account value equals:

- the sum of your purchase payments and purchase payment credits allocated to the Special DCA fixed account;

- plus interest credited;

- minus the sum of amounts surrendered (including any applicable surrender charges); and

- minus amounts transferred out.

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits to a subaccount, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial surrender, transfer amounts out of a subaccount, or we assess a contract administrative charge, a surrender charge or charge for any optional riders with annual charges (if applicable).


The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- any purchase payment credits allocated to the subaccounts;

- transfers into or out of the subaccounts;

- partial surrenders;

- surrender charges;

and a deduction of a prorated portion of:

- the contract administrative charge;


- the ROPP rider charge (if selected);



- the MAV rider charge (if selected);



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




- the 5-Year MAV rider charge (if selected);



- the Accumulation Benefit rider charge (if selected);



- the GWB for Life rider charge (if selected); and/or



- the SecureSource rider charge (if selected).


Accumulation unit values will fluctuate due to:

- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and/or

- mortality and expense risk fees.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the regular fixed account to one or more subaccounts. Automated transfers from the regular fixed account to the subaccounts under automated dollar-cost averaging may not exceed an amount that, if continued, would deplete the regular fixed account within 12 months. You may not set-up an automated transfer to the regular fixed account or the Special DCA fixed account. You may not set up an automated transfer if the GWB for Life, SecureSource, Accumulation Benefit, or PN program is selected. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.


HOW DOLLAR-COST AVERAGING WORKS


By investing an equal number of                                                            NUMBER
dollars                                                       AMOUNT     ACCUMULATION     OF UNITS
each month...                                       MONTH    INVESTED     UNIT VALUE     PURCHASED

                                                     Jan       $100           $20           5.00

                                                     Feb        100            18           5.56

you automatically buy                                Mar        100            17           5.88

more units when the                    (ARROW)       Apr        100            15           6.67

per unit market price is low...                      May        100            16           6.25

                                                     June       100            18           5.56

                                                     July       100            17           5.88

and fewer units                                      Aug        100            19           5.26

when the per unit                      (ARROW)       Sept       100            21           4.76

market price is high.                                Oct        100            20           5.00


You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features, contact your financial advisor.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM
If your purchase payment is at least $10,000, you can choose to participate in the Special DCA program (if available). There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment and any applicable purchase payment credit to a six-month Special DCA fixed account according to the following rules:

- You may only allocate a new purchase payment of at least $10,000 to a Special DCA fixed account.

- You cannot transfer existing contract values into a Special DCA fixed account.


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 30  RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE
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

- Each Special DCA arrangement consists of six monthly transfers that begin seven days after we receive your purchase payment.


- We make monthly transfers of your Special DCA fixed account value into the subaccounts or PN program model portfolio or investment option you have selected.



- You may not use the regular fixed account or the Special DCA fixed account as a destination for the Special DCA monthly transfer. (Exception: if the PN program is in effect, and the model portfolio you have selected includes the regular fixed account, amounts will be transferred from the Special DCA fixed account to the regular fixed account according to the allocation percentage established for the model portfolio you have selected.)


- We will change the interest rate on each Special DCA fixed account from time to time at our discretion based on factors that include the competition and the interest rate we are crediting to the regular fixed account at the time of the change. From time to time, we may credit interest to the Special DCA fixed account at promotional rates that are higher than those we credit to the regular fixed account.

- We credit each Special DCA fixed account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the length of the Special DCA arrangement on the balance remaining in your Special DCA fixed account. Therefore, the net effective interest rate you receive is less than the stated annual rate.

- We do not credit this interest after we transfer the value out of the Special DCA fixed account into the accounts you selected.

- Once you establish a Special DCA fixed account, you cannot allocate additional purchase payments to it. However, you may establish another new Special DCA fixed account and allocate new purchase payments to it.


- Funding from multiple sources is treated as individual purchase payments and a new Special DCA fixed account is opened for each payment (if the Special DCA fixed accounts are available on the valuation date we receive your payment).



- You may terminate your participation in the Special DCA program at any time. If you do, for RAVA 4 Advantage and RAVA 4 Select, we will transfer the remaining balance from your Special DCA fixed account to the regular fixed account, if no other specification is made. Interest will be credited according to the rates in effect on the regular fixed account and not the rate that was in effect on the Special DCA fixed account. For RAVA 4 Access, we will transfer the remaining balance from your Special DCA fixed account to variable subaccounts you specified in your termination request, or if no specification is made, according to your current purchase payment allocation. (Exception: if you have selected a PN program model portfolio or investment option when you elect to end your participation in the Special DCA program, we will transfer the remaining balance to the model portfolio or investment option which you have selected.)


- We can modify the terms of the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA fixed account. For more information on the Special DCA program, contact your financial advisor.

The Special DCA program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

ASSET REBALANCING
You can ask us in writing to have the variable subaccount portion of your contract value allocated according to the percentages (in tenth of a percent amounts) that you choose. We automatically will rebalance the variable subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in numbers with no more than one digit past the decimal. Asset rebalancing does not apply to the regular fixed account or the Special DCA fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing or by any other method acceptable to us to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your financial advisor.


Different rules apply to asset rebalancing under the Portfolio Navigator program (see "Portfolio Navigator Program" below).



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




PORTFOLIO NAVIGATOR PROGRAM (PN PROGRAM)


THE FOLLOWING INFORMATION ABOUT THE PN PROGRAM APPLIES TO ALL CONTRACTS. FOR ADDITIONAL INFORMATION ABOUT THE PN PROGRAM FOR CONTRACTS PURCHASED BEFORE MAY 10, 2010, ALSO SEE BELOW "PORTFOLIO NAVIGATOR PROGRAM (PN PROGRAM) FOR CONTRACTS PURCHASED BEFORE MAY 10, 2010."



The PN program is available for nonqualified annuities and for qualified annuities. The PN program allows you to allocate your contract value to a PN program investment option. The PN program investment options are currently five funds of funds, each of which has a particular investment objective and invests in underlying funds. The PN program also allows those who participated in the PN program and who exercised an "opt-out" right applicable through April 23, 2010 (to be in this group, you must have purchased your contract on or before April 23, 2010) to remain invested in a "static" PN program model portfolio (not subject to further updating or reallocation, as described under "Portfolio Navigator Program (PN program) for contracts purchased before May 10, 2010").



You are required to participate in the PN program if your contract includes an optional Accumulation Benefit rider, GWB for Life or SecureSource rider. If your contract does not include one of these riders, you also may elect to participate in the PN program at no additional charge. You should review any PN program information, including the terms of the PN program, carefully. Your financial advisor can provide you with additional information and can answer questions you may have on the PN program.



Each of the PN program fund of funds investment options has the investment objective of seeking a high level of total return consistent with a certain level of risk by investing in various underlying funds. RiverSource Investments is the investment adviser of each of the PN program investment options, but does not serve as investment adviser under the PN program (regardless of whether you have selected a PN program investment option or remained in a model portfolio). Morningstar Associates, LLC serves as an independent consultant to RiverSource Investments to provide recommendations regarding portfolio construction and ongoing analysis of the PN program investment options, but does not provide any services in connection with the model portfolios. RiverSource Investments or an affiliate will serve as investment adviser for all of the underlying funds in which the investment options invest. However, some of the underlying funds will be managed on a day-to-day basis directly by RiverSource Investments and some will be managed by one or more affiliated or unaffiliated sub-advisers, subject to the oversight of RiverSource Investments and the fund's board of trustees. The new funds of funds have objectives ranging from Conservative to Aggressive, and are managed within asset class allocation targets and with a broad multi-manager approach.



Below are the asset allocation weights (between equity and fixed income/cash underlying funds) for each of the funds of funds:



1. Variable Portfolio - Aggressive Portfolio: 80% Equity / 20% Fixed Income



2. Variable Portfolio - Moderately Aggressive Portfolio: 65% Equity / 35% Fixed Income



3. Variable Portfolio - Moderate Portfolio: 50% Equity / 50% Fixed Income



4. Variable Portfolio - Moderately Conservative Portfolio: 35% Equity / 65% Fixed Income



5. Variable Portfolio - Conservative Portfolio: 20% Equity / 80% Fixed Income



POTENTIAL CONFLICTS OF INTEREST. In identifying the universe of investment options and providing investment advisory services for the PN program investment options and certain of the funds underlying the investment options and model portfolios, RiverSource Investments is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because RiverSource Investments or one of its affiliates serves as the investment adviser to the underlying funds invested in the investment options and to certain underlying funds to which assets are allocated under the model portfolios, because we or an affiliate of ours may provide other services in connection with such underlying funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying fund. For additional information about the conflicts of interest which RiverSource Investments and its affiliates are subject to in connection with a PN program investment option, see the prospectus for such investment option. For additional information about the conflicts of interest which RiverSource Investments and its affiliates are subject to in connection with a PN program model portfolio, see "Portfolio Navigator Program (PN program) for contracts purchased before May 10, 2010."



PARTICIPATING IN THE PN PROGRAM. If you choose or are required to participate in the PN program, you are responsible for determining which investment option is best for you or whether to remain in a model portfolio or investment option. Your financial advisor can help you make this determination. In addition, your financial advisor may provide you with an investor questionnaire, a tool to help define your investing style which is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the investor questionnaire can help you determine which model portfolio or investment option most closely matches your investing style. While the scoring of the investor


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questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the investment option (or the asset mix reflected in the model portfolio, if applicable) you select or selected after completing the investor questionnaire is appropriate to your ability to withstand investment risk. RiverSource Life of NY is not responsible for your decision to participate in the PN program, your selection of a specific investment option or model portfolio, if applicable, or your decision to change to a different investment option.



Currently, there are five PN program investment options, and five model portfolios, ranging from conservative to aggressive. You may not use more than one investment option or model portfolio at a time. Each investment option is a fund of funds. Each model portfolio consists of subaccounts and/or the regular fixed account (if included) according to the allocation percentages stated for the model portfolio. If you are participating in the PN program in a model portfolio, you also instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.



If you initially allocate qualifying purchase payments and applicable purchase payment credits to the Special DCA fixed account, when available (see "The Special DCA Fixed Account"), and you are participating in the PN program, we will make monthly transfers in accordance with your instructions from the Special DCA fixed account (and subaccounts we may choose to allow for DCA arrangements which are not part of a model portfolio -- "excluded accounts") into the investment option or model portfolio you have chosen.



You may request a change to your investment option (or a transfer from your model portfolio to an investment option) up to twice per contract year by written request on an authorized form or by another method agreed to by us. If your contract includes an optional Accumulation Benefit, GWB for Life rider or SecureSource rider and you make such a change, we may charge you a higher fee for your rider. If your contract includes a Secure Source rider, we reserve the right to limit the number of changes if required to comply with the written instructions of a Fund (see "Market Timing"). If your contract includes the GWB for Life rider or SecureSource rider, we reserve the right to limit the number of investment options from which you can select, subject to state restrictions.



We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes but is not limited to the right to:



- limit your choice of investment options based on the amount of your initial purchase payment we accept or when you take a withdrawal;



- cancel required participation in the program after 30 days written notice;



- substitute a fund of funds for your model portfolio if permitted under applicable securities law; and



- discontinue the PN program. We will give you 30 days' written notice of any such change.



RISKS. Asset allocation through the PN program does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. By investing in a PN program investment option or in accordance with a model portfolio, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. For additional information about the risks of investing in a PN program investment option, see the prospectus for such investment option. For additional information about the risks of investing in accordance with a PN program model portfolio, see "Portfolio Navigator Program (PN program) for Contracts Purchased before May 10, 2010" below.



PN PROGRAM UNDER THE ACCUMULATION BENEFIT RIDER, GWB FOR LIFE RIDER OR SECURESOURCE RIDER



If you purchase the optional Accumulation Benefit rider, the optional GWB for Life rider or the optional SecureSource rider, you are required to participate in the PN program under the terms of each rider.



- ACCUMULATION BENEFIT RIDER: You cannot terminate the Accumulation Benefit rider. As long as the Accumulation Benefit rider is in effect, your contract value must be invested in one of the investment options or model portfolios. For contracts purchased on or after Jan. 26, 2009, you cannot select the Aggressive investment option or model portfolio, or transfer to the Aggressive investment option while the rider is in effect. The Accumulation Benefit rider automatically ends at the end of the waiting period and you then have the option to cancel your participation in the PN program. At all other times, if you do not want to invest in any of the PN program investment options or invest in accordance with any of the model portfolios, you must terminate your contract by requesting a full surrender. Surrender charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM UNTIL THE END OF THE WAITING PERIOD.



- GWB FOR LIFE OR SECURESOURCE RIDER: The GWB for Life or SecureSource rider requires that your contract value be invested in one of the investment options or model portfolios for the life of the contract. Subject to state restrictions, we reserve the right to limit the number of investment options or model portfolios from which you can select based on the dollar amount of purchase payments you make. Because you cannot terminate the GWB for Life or SecureSource rider once you have selected it, you must terminate your contract by requesting a full surrender if you do not want to invest in any of the PN program investment options or invest in accordance with any of the model portfolios. Surrender charges and tax


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  penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GWB FOR LIFE OR
  SECURESOURCE RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM FOR THE LIFE OF THE CONTRACT.



OPTIONAL PN PROGRAM



If you do not select the optional Accumulation Benefit rider, the optional GWB for Life rider or an optional SecureSource rider with your contract, you may elect to participate in the PN program by adding the optional PN program to your contract. You can elect to participate in the PN program at any time, and you may transfer all or part of your assets from a PN program investment option or transfer your contract assets so that they are not invested in accordance with a model portfolio at any time. If you transfer contract assets so that they are no longer invested in accordance with a PN program model portfolio or investment option, automated rebalancing associated with the model portfolio or investment option will end.



PORTFOLIO NAVIGATOR PROGRAM (PN PROGRAM) FOR CONTRACTS PURCHASED BEFORE MAY 10, 2010


As of the Transfer Date (defined below), your contract assets invested in accordance with a model portfolio under the PN program will be transferred based on the recommendation of RiverSource Investments, LLC ("RiverSource Investments"), the investment adviser under the PN program, to a fund of funds investment option that corresponds to your model portfolio unless you informed us on or before April 23, 2010 that you did not want your assets so transferred (unless you "opt out"). The actual date of transfer to the fund of funds or the date upon which your opt out becomes effective (the "Transfer Date") will occur no earlier than May 7, 2010 and no later than June 30, 2010, and will depend on the contract you own and the month that you purchased your contract. If you opt out of the transfer, you will remain invested in accordance with the asset allocation currently specified for your model portfolio and you will not receive any further reallocation recommendations from RiverSource Investments (although your assets will be rebalanced back to the current allocation quarterly). As of the Transfer Date, RiverSource Investments will no longer review the model portfolios or make changes to them as part of the PN program, and the investment advisory agreement you have previously entered into with RiverSource Investments will terminate.



If you have chosen to remain invested in a "static" PN program model portfolio, your assets will remain invested in accordance with your current model portfolio, and you will not be provided with any future updates to the model portfolio or reallocation recommendations. If you own a contract with a living benefit rider which requires you to participate in the PN program and have chosen to remain in a PN program model portfolio, you may in the future transfer the assets in your contract only to one of the new fund of funds investment options. If you begin taking income from your contract and have living benefit rider that requires a move to a certain model portfolio or investment option once you begin taking income, you will be transferred to a fund of funds that corresponds to that model portfolio.



RiverSource Investments and its affiliates have committed to a two-year cap on PN program investment option expenses for contract owners who purchased a contract before May 10, 2010, as set forth in disclosure previously sent to such contract owners. Specifically, expense waivers and reimbursements will be applied to the PN program investment options and to the underlying funds so that total fees and expenses paid by investors in the PN program investment options will approximate the total fees and expenses of the underlying funds borne by participants in the corresponding PN program model portfolio, based on 2009 fiscal year end expenses. After two years these expense caps will no longer be in place and total expenses will likely be higher.



SERVICE PROVIDERS IN CONNECTION WITH THE PN PROGRAM MODEL PORTFOLIOS. RiverSource Investments, an affiliate of ours, has served as non-discretionary investment adviser for PN program model portfolio participants solely in connection with the development of the model portfolios and periodic updates of the model portfolios. In this regard, RiverSource Investments has entered into an investment advisory agreement with each contract owner participating in the PN program prior to the program changes described in this prospectus. In its role as investment adviser to the PN program, RiverSource Investments relied upon the recommendations of a third party service provider. In developing and updating the model portfolios, RiverSource Investments reviewed the recommendations, and the third party's rationale for the recommendations, with the third party service provider. RiverSource Investments also conducted periodic due diligence and provided ongoing oversight with respect to the process utilized by the third party service provider. For more information on RiverSource Investment's role as investment adviser for the PN program, please see the Portfolio Navigator Asset Allocation Program Investment Adviser Disclosure Document, which is based on Part II of RiverSource Investments' Form ADV, the SEC investment adviser registration form. The Disclosure Document was delivered to contract owners enrolled in the PN program prior to May 10, 2010 at or before the time they enrolled.



The PN program model portfolios were designed and periodically updated for RiverSource Investments by Morningstar Associates, LLC, a registered investment adviser and wholly-owned subsidiary of Morningstar, Inc.



The criteria used in developing and updating the model portfolios do not guarantee or predict future performance. Neither Morningstar Associates nor RiverSource Investments, in connection with their respective roles, provided or provides any


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individualized investment advice to contract owners regarding the application of a particular model portfolio to his or her circumstances. Contract owners are solely responsible for determining whether any model portfolio is appropriate.


We identified to Morningstar Associates the universe of allocation options that could be included in the model portfolios (the universe of allocation options). Once we identified this universe of allocation options to Morningstar Associates, neither RiverSource Investments, nor any of its affiliates, including us, dictated to Morningstar Associates the number of allocation options that should be included in a model portfolio, the percentage that any allocation option represents in a model portfolio, or whether a particular allocation option may be included in a model portfolio. However, as described below under "Potential conflicts of interest", there are certain conflicts of interest associated with RiverSource Investments and its affiliates' influence over the development and updating of the model portfolios.



POTENTIAL CONFLICTS OF INTEREST. Although RiverSource Investments will no longer maintain the model portfolios on an ongoing basis, the asset allocations in the current model portfolios may have been affected by the following conflicts of interest.



In identifying the universe of allocation options for a model portfolio, we and our affiliates, including RiverSource Investments, were subject to competing interests that may have influenced the allocation options we proposed. These competing interests involve compensation that RiverSource Investments or its affiliates may receive as the investment adviser to certain underlying funds in the model portfolios as well as compensation we or an affiliate of ours may receive for providing services in connection with such underlying funds or their corresponding sub-accounts. These competing interests also involve compensation we or an affiliate of ours receive if certain funds that RiverSource Investments does not advise were included as underlying funds in model portfolios. The inclusion of funds that pay compensation to RiverSource Investments or an affiliate may have a positive or negative impact on performance.



As an affiliate of RiverSource Investments, we had an incentive to identify the RiverSource Variable Series Trust funds for consideration as part of a model portfolio over unaffiliated funds. In addition, RiverSource Investments, in its capacity as investment adviser to the RiverSource Variable Series Trust funds, monitors the performance of the RiverSource Variable Series Trust funds. In this role RiverSource Investments may, from time to time, have recommended certain changes to the board of directors of the RiverSource Variable Series Trust funds. These changes may have included a change in portfolio management or fund strategy or the closure or merger of a RiverSource Variable Series Trust fund. RiverSource Investments also may have believed that certain RiverSource Variable Series Trust funds would have benefited from additional assets or could have been harmed by redemptions. All of these factors may have impacted RiverSource Investments' view regarding the composition and allocation of a model portfolio.



RiverSource Investments' role as investment adviser to the PN program in connection with the development and updating of the model portfolios, and our identification of the universe of allocation options to Morningstar Associates for consideration, may have influenced the allocation of assets to or away from allocation options that are affiliated with, or managed or advised by RiverSource Investments or its affiliates.



We, RiverSource Investments, or another affiliate of ours may receive higher compensation from certain unaffiliated funds that RiverSource Investments does not advise or manage. (See "Expense Summary -- Annual Operating Expenses of the Funds" and "The Variable Account and the Funds -- The Funds.") Therefore, we may have had an incentive to identify these unaffiliated funds to Morningstar Associates for inclusion in the model portfolios. In addition, we or an affiliate of ours may receive higher compensation from certain GPAs or the regular fixed account than from other allocation options. We therefore may have had an incentive to identify these allocation options to Morningstar Associates for inclusion in the model portfolios.



Some officers and employees of RiverSource Investments are also officers or employees of us or our affiliates which may be involved in, and/or benefit from, your participation in the PN program. These officers and employees may have had an incentive to make recommendations, or take actions, that benefit one or more of the entities they represent, rather than participants in the PN program.





MODEL PORTFOLIO RISKS. Asset allocation through a PN program model portfolio does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.


By spreading your contract value among various allocation options under the PN program, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. Although each model portfolio is intended to optimize returns given various levels of risk tolerance, a model portfolio may not perform as intended. A model portfolio, the allocation options and market performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause the model portfolio to be ineffective or less effective in reducing volatility.


In the future, the model portfolios will not be updated periodically, and the investments and investment styles and policies of the current allocation options may change. Accordingly, your model portfolio may change so that it is no longer appropriate


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for your needs. Furthermore, the absence of periodic updating means that existing allocation options will not be replaced as may be appropriate due to poor performance, changes in management personnel or other factors.


Investment performance of your contract value could be better or worse by participating in the PN program than if you had not participated. A model portfolio may perform better or worse than any single fund or allocation option or any other combination of funds or allocation options. The performance of a model portfolio depends on the performance of the component funds. In addition, the timing of your investment and automatic rebalancing may affect performance.


Quarterly rebalancing of the model portfolios can cause their component funds to incur transactional expenses to raise cash for money flowing out of the funds or to buy securities with money flowing into the funds. Moreover, a large outflow of money from the funds may increase the expenses attributable to the assets remaining in the funds. These expenses can adversely affect the performance of the relevant funds and of the model portfolios. In addition, when a particular fund needs to buy or sell securities due to quarterly rebalancing of a model portfolio, it may hold a large cash position. A large cash position could detract from the achievement of the fund's investment objective in a period of rising market prices; conversely, a large cash position would reduce the fund's magnitude of loss in the event of falling market prices and provide the fund with liquidity to make additional investments or to meet redemptions. (See also the description of competing interests in the section titled "Service Providers to the PN Program" above.) For additional information regarding the risks of investing in a particular fund, see that fund's prospectus.



TRANSFERRING AMONG ACCOUNTS


The transfer rights discussed in this section do not apply while the PN program is in effect.


You may transfer contract value from any one subaccount or the regular fixed account to another subaccount before annuity payouts begin. For RAVA 4 Advantage and RAVA 4 Select contracts, certain restrictions apply to transfers involving the regular fixed account. For RAVA 4 Access contracts, you cannot transfer to the regular fixed account unless it is included in the PN program model portfolio that you selected.

When your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request at our corporate office in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

- If we receive your transfer request at our corporate office in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES
FOR RAVA 4 ADVANTAGE AND RAVA 4 SELECT
- Before annuity payouts begin, you may transfer contract values between the subaccounts. You may also transfer contract values from the subaccounts to the regular fixed account. However, if you made a transfer from the regular fixed account to the subaccounts, you may not make a transfer from any subaccount back to the regular fixed account for six months. We reserve the right to limit transfers to the regular fixed account if the interest rate we are then currently crediting to the regular fixed account is equal to the minimum interest rate stated in the contract. You may not make a transfer to the Special DCA fixed account.


- You may transfer contract values from the regular fixed account to the subaccounts once a year during a 31-day transfer period starting on each contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Currently, transfers out of the regular fixed account are limited to the greater of: a) 30% of the regular fixed account value at the beginning of the contract year, or b) the amount transferred out of the regular fixed account in the previous contract year, excluding any automated transfer amounts.


- If we receive your request within 30 days before the contract anniversary date, the transfer from the regular fixed account to the subaccounts will be effective on the anniversary.

- If we receive your request on or within 30 days after the contract anniversary date, the transfer from the regular fixed account to the subaccounts will be effective on the valuation date we receive it.

- We will not accept requests for transfers from the regular fixed account at any other time.

- Once annuity payouts begin, you may not make transfers to or from the regular fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise.


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FOR RAVA 4 ACCESS
- Before annuity payouts begin, you may transfer contract values between the subaccounts.

- You may not make a transfer to the regular fixed account unless it is part of a model portfolio in which you elect to participate.

- You may not make a transfer to the Special DCA fixed account.

- Once annuity payouts begin, you may make transfers once per contract year among the subaccounts. During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise.

MARKET TIMING
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;

- limiting the dollar amount that you may transfer at any one time;

- suspending the transfer privilege; or

- modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.


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Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE BUT NOT BE LIMITED TO PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing, under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable accounts are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR SURRENDER

 1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or surrender to:

Regular mail:

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
20 MADISON AVENUE EXTENSION
P.O. BOX 5144
ALBANY, NY 12205


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Express mail:

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
20 MADISON AVENUE EXTENSION
ALBANY, NY 12203

MINIMUM AMOUNT
Transfers or surrenders:  $250 or entire account balance

MAXIMUM AMOUNT
Transfers or surrenders:  Contract value or entire account balance

* Failure to provide your Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL SURRENDERS

Your financial advisor can help you set up automated transfers or partial surrenders among your subaccounts or regular fixed account.

You can start or stop this service by written request or other method acceptable to us. You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers to the regular fixed account or the Special DCA fixed account are not allowed.

- Automated surrenders may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial surrenders are in effect.

- Automated partial surrenders may result in IRS taxes and penalties on all or part of the amount surrendered.

- The balance in any account from which you make an automated transfer or automated partial surrender must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.

- If we must suspend your automated transfer or automated partial surrender arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.


- If the PN program is in effect, you are not allowed to set up automated transfers except in connection with a Special DCA fixed account.



- If you have a SecureSource rider or GWB for Life rider, you may set up automated partial surrenders up to the benefit amount available for withdrawal under the rider.


MINIMUM AMOUNT
Transfers or surrenders:  $50

MAXIMUM AMOUNT
Transfers or surrenders: None (except for automated transfers from the regular fixed account)

 3 BY TELEPHONE


Call:
(800) 541-2251 (toll free)
(518) 869-8613


MINIMUM AMOUNT
Transfers or surrenders:  $250 or entire account balance

MAXIMUM AMOUNT
Transfers:                Contract value or entire account balance
Surrenders:                $50,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or surrender requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow telephone surrender within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers or surrenders are automatically available. You may request that telephone transfers or surrenders not be authorized from your account by writing to us.


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

SURRENDERS


You may surrender all or part of your contract at any time before the settlement date by sending us a written request or calling us. We will process your surrender request on the valuation date we receive it. If we receive your surrender request in good order at our corporate office before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender request at our corporate office at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. We may ask you to return the contract. You may have to pay contract administrative charges, surrender charges, or any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot take surrenders after annuity payouts begin except under Plan E (see "The Annuity Payout Period -- Annuity Payout Plans").



Any partial surrenders you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected also will be reduced. If you have elected the GWB for Life rider or SecureSource rider and your partial surrenders in any contract year exceed the permitted surrender amount under the terms of the GWB for Life rider or SecureSource rider, your benefits under the rider may be reduced. If you have elected the SecureSource Flex rider, please consider carefully when you take surrenders. If you take any withdrawals during the 3-year waiting period, your benefits will be set to zero until the end of the waiting period when they will be re-established based on your contract value at that time. Also, if you withdraw more than the allowed withdrawal amount in a contract year under the SecureSource Flex rider ("excess withdrawal"), the guaranteed amounts under the rider may be reduced. It is also important to understand that the basic benefit and the lifetime benefit guarantees could be different values. Taking income under one of the guarantees could adversely impact the value of the other. (see "Optional Benefits"). Any partial surrender request that exceeds the amount allowed under the riders and impacts the guarantees provided, will not be considered in good order until we receive a signed Benefit Impact Acknowledgement form showing the effect of the surrender on the rider benefits or a verbal acknowledgement that you understand and accept the impacts that have been explained to you. In addition, surrenders you are required to take to satisfy the RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").


SURRENDER POLICIES

If you have a balance in more than one account and you request a partial surrender, we will withdraw money from all your subaccounts and/or the regular fixed account, in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. We will not withdraw money from any Special DCA fixed account you may have, unless insufficient amounts are available from your subaccounts and/or regular fixed account. However, you may specifically request surrenders from a Special DCA fixed account. If you elected a SecureSource rider, the minimum contract value is zero and you do not have the option to request from which account to surrender.


RECEIVING PAYMENT

 1 BY REGULAR OR EXPRESS MAIL

- payable to you;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

 2 BY WIRE

- request that payment be wired to your bank;

- bank account must be in the same ownership as your contract; and

- pre-authorization required.

NOTE: We will charge you a fee if you request that payment be wired to your bank. For instructions, please contact your financial advisor.

Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:

  - the surrender amount includes a purchase payment check that has not cleared;

  - the NYSE is closed, except for normal holiday and weekend closings;

  - trading on the NYSE is restricted, according to SEC rules;


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

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:


- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:


  - you are at least age 59 1/2;

  - you are disabled as defined in the Code;

  - you severed employment with the employer who purchased the contract;

  - the distribution is because of your death;


  - the distribution is due to plan termination; or



  - you are a military reservist.


- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

- If the contract has a loan provision, the right to receive a loan is described in detail in your contract. Loans will not be available if you have selected the GWB for Life, SecureSource or Accumulation Benefit rider.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. If you are a natural person and you own a nonqualified annuity, you may change the annuitant or successor annuitant if the request is made before annuity payments begin and while the existing annuitant is living. The change will become binding on us when we receive and record it. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.


Please consider carefully whether or not you wish to change ownership of your nonqualified annuity if you have elected the MAV, 5-Year MAV, ROPP, Accumulation Benefit, GWB for Life or SecureSource riders. If you change ownership of your contract, we will terminate the ROPP. In addition, the terms of the MAV and the 5-Year MAV will change due to a change of ownership. If the new owner is older than age 75, the MAV and the 5-Year MAV will terminate. If the MAV or the 5-Year MAV on the date of ownership change is greater than the account value on the date of the ownership change, we will set the MAV or the 5-Year MAV equal to the account value. Otherwise, the MAV or the 5-Year MAV value will not change due to a


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NEW YORK -- PROSPECTUS                                                        41
change in ownership. The Accumulation Benefit rider, the GWB for Life or SecureSource - Single Life rider will continue upon change of ownership. The SecureSource - Joint Life rider, if selected, only allows transfer of the ownership of the annuity contract between covered spouses or their revocable trust(s). If ownership is transferred from a covered spouse to their revocable trust(s), the annuitant must be one of the covered spouses. No other ownership changes are allowed while this rider is in force. Please see the descriptions of these riders in "Optional Benefits."

The rider charges described in "Charges" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force) for any rider that continues after a change of ownership. We reserve the right to assess charges for the number of days the rider was in force for any rider that is terminated due to a change of ownership.


For the SecureSource Flex - Single Life rider, if there is a change of ownership and the covered person remains the same, the rider continues with no change to any of the rider benefits. If there is a change of ownership and the covered person would be different, the rider terminates. For the SecureSource
Flex - Joint Life rider, the rider will terminate if there is an assignment or a change of ownership unless the new owner or assignee assumes total ownership of the contract and is one of the covered spouses, or a non-natural owner holding for the sole benefit of one or both covered spouses (e.g., an individual ownership changed to a personal revocable trust.).


If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in similar capacity, ownership of the contract may be transferred to the annuitant.

BENEFITS IN CASE OF DEATH -- STANDARD DEATH BENEFIT

We will pay the death benefit to your beneficiary upon your death. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner. If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary as follows:

If you are age 75 or younger on the date we issue the contract, the beneficiary receives the greater of:

- contract value, less any purchase payment credits subject to reversal, less any applicable rider charges; or

- purchase payments minus adjusted partial surrenders.

If you are age 76 or older on the date we issue the contract, the beneficiary receives the contract value, less any purchase payment credits subject to reversal, less any applicable rider charges.

ADJUSTED PARTIAL SURRENDERS



        PS X DB
       ---------
           CV







PS    =   the amount by which the contract value is reduced as a result of the partial surrender.
DB    =   the death benefit on the date of (but prior to) the partial surrender.
CV    =   the contract value on the date of (but prior to) the partial surrender.



EXAMPLE OF STANDARD DEATH BENEFIT CALCULATION WHEN YOU ARE AGE 75 OR YOUNGER ON THE CONTRACT EFFECTIVE DATE:

- You purchase the contract with a payment of $20,000.

- During the second contract year the contract value falls to $18,000, at which point you take a $1,500 partial surrender, leaving a contract value of $16,500.


WE CALCULATE THE DEATH BENEFIT AS FOLLOWS:
The total purchase payments minus adjustments for partial surrenders:
        Total purchase payments                                                         $20,000
        minus adjusted partial surrenders, calculated as:

        $1,500 x $20,000
        ----------------  =                                                              -1,667
             $18,000
                                                                                        -------
        for a standard death benefit of:                                                $18,333
        since this is greater than your contract value of $16,500





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

EXAMPLE OF STANDARD DEATH BENEFIT CALCULATION WHEN YOU ARE AGE 76 OR OLDER ON THE CONTRACT EFFECTIVE DATE:
- You purchase the contract with a payment of $20,000.

- During the second contract year the contract value falls to $18,000, at which point you take a $1,500 partial surrender leaving a contract value of $16,500.

We calculate the death benefit to be $16,500.

IF YOU DIE BEFORE YOUR SETTLEMENT DATE
When paying the beneficiary, we will process the death claim on the valuation date that our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the settlement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to continue the contract as owner. If your spouse elects to keep the contract as owner, the following describes the standard death benefit:


- If your spouse was age 75 or younger as of the date we issued the contract, the beneficiary of your spouse's contract receives the greater of:

  - contract value, less any purchase payment credits subject to reversal, less any applicable rider charges; or

  - purchase payments minus adjusted partial surrenders.

If your spouse was age 76 or older as of the date we issued the contract, the beneficiary of your spouse's contract receives the contract value, less any purchase payment credits subject to reversal, less any applicable rider charges.

If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders. The SecureSource - Joint Life rider, if selected, will continue only if the spouse electing the spousal continuation provision of the contract is a covered spouse and continues the contract as the new owner.


The SecureSource Flex - Joint Life rider, if selected, will continue only if the spouse electing the spousal continuation provision of the contract is a covered spouse and continues the contract as the new owner. The SecureSource
Flex - Single Life rider terminates if a spouse chooses to continue the contract under the spousal continuation provision.


If your beneficiary is not your spouse, we will pay the beneficiary in a lump sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

Additionally, the optional SecureSource rider, if selected, will terminate.

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own, so long as he or she is eligible to do so, with the contract value equal to the death benefit that would otherwise have been paid or elect an annuity payout plan or another plan agreed to by us. If your spouse elects to treat the contract as his/her own, the following describes the standard death benefit:


- If your spouse was age 75 or younger as of the date we issued the contract, the beneficiary of your spouse's contract receives the greater of:

  - contract value, less any purchase payment credits subject to reversal, less any applicable rider charges; or

  - purchase payments minus adjusted partial surrenders.

If your spouse was age 76 or older as of the date we issued the contract, the beneficiary of your spouse's contract receives the contract value, less any purchase payment credits subject to reversal, less any applicable rider charges.

If your spouse elects a payout plan, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


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




If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders. The SecureSource - Joint Life rider, if selected, will continue only if the spouse electing the spousal continuation provision of the contract is a covered spouse and continues the contract as the new owner. The SecureSource Flex - Joint Life rider, if selected, will continue only if the spouse electing the spousal continuation provision of the contract is a covered spouse and continues the contract as the new owner. The SecureSource
Flex - Single Life rider terminates if a spouse chooses to continue the contract under the spousal continuation provision.


- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout, or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a lump sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.


Additionally, any optional riders, if selected, will terminate. In the event of your beneficiary's death, their beneficiary can elect to take a lump sum payment or to continue the alternative payment plan following the schedule of minimum withdrawals established based on the life expectancy of your beneficiary.


- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS


The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.


OPTIONAL DEATH BENEFITS

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT (ROPP)

The ROPP is intended to provide additional death benefit protection in the event of fluctuating fund values. This is an optional benefit that you may select for an additional annual charge (see "Charges"). If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of:

- contract value, less any purchase payment credits subject to reversal, less any applicable rider charges; or

- purchase payments minus adjusted partial surrenders.

                                                            PS X DB
ADJUSTED PARTIAL SURRENDERS FOR THE ROPP DEATH BENEFIT  =  ---------
                                                               CV




PS    =   the amount by which the contract value is reduced as a result of the partial surrender.
DB    =   the death benefit on the date of (but prior to) the partial surrender.
CV    =   the contract value on the date of (but prior to) the partial surrender.


If you are age 76 or older at contract issue, you may choose to add the ROPP to your contract. Generally, you must elect the ROPP at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the ROPP may be after we issue the contract according to terms determined by us and at our sole discretion. We reserve the right to discontinue offering the ROPP for new contracts.

When annuity payouts begin, or if you terminate the contract for any reason other than death, this rider will terminate.

TERMINATING THE ROPP
- You may terminate the ROPP rider within 30 days of the first rider anniversary.


- You may terminate the ROPP rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.



- The ROPP rider will terminate when you make a full surrender from the contract or when annuity payouts begin.


If you terminate the ROPP, the standard death benefit applies thereafter.


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For an example, see Appendix C.

IF YOUR SPOUSE IS THE SOLE BENEFICIARY, he or she may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid under the ROPP. To do this your spouse must, on the date our claim requirements are fulfilled, give us written instructions to keep the contract in force. IF YOUR SPOUSE WAS AGE 76 OR OLDER AS OF THE DATE WE ISSUED THE CONTRACT, he or she may choose to continue the ROPP. In that case, the ROPP rider charges described in "Charges -- ROPP Rider Fee" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the ROPP rider. Your spouse also has the option of discontinuing the ROPP rider within 30 days of the date he or she elects to continue the contract. If your spouse is age 75 or younger as of the date we issued the contract, the ROPP will terminate.

NOTE: For special tax considerations associated with the ROPP, see "Taxes."

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT (MAV)


The MAV is intended to provide additional death benefit protection in the event of fluctuating fund values. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The MAV does not provide any additional benefit before the first contract anniversary after the rider effective date. The MAV may be of less value if you are older since we stop resetting the maximum anniversary value at age 81. Although we stop resetting the maximum anniversary value at age 81, the MAV rider charge continues to apply until the rider terminates. In addition, the MAV does not provide any additional benefit with respect to fixed account or Special DCA fixed account values during the time you have amounts allocated to these accounts. Be sure to discuss with your financial advisor whether or not the MAV is appropriate for your situation.


If you are age 75 or younger at contract issue, you may choose to add the MAV to your contract. Generally, you must elect the MAV at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the MAV may be after we issue the contract according to terms determined by us and at our sole discretion. We reserve the right to discontinue offering the MAV for new contracts.


On the first contract anniversary after the rider effective date we set the maximum anniversary value equal to the highest of your (a) current contract value, or (b) total purchase payments minus adjusted partial surrenders. Every contract anniversary after that, through age 80, we compare the previous anniversary's maximum anniversary value plus subsequent purchase payments less subsequent adjusted partial surrenders to the current contract value and we reset the maximum anniversary value to the higher of these values. We stop resetting the maximum anniversary value at age 81. However, we continue to add subsequent purchase payments and subtract adjusted partial surrenders from the maximum anniversary value.


If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of:

- contract value, less any purchase payment credits subject to reversal, less any applicable rider charges; or

- purchase payments minus adjusted partial surrenders; or

- the maximum anniversary value as calculated on the most recent contract anniversary plus subsequent purchase payments made to the contract minus adjustments for partial surrenders since that contract anniversary.

TERMINATING THE MAV
- You may terminate the MAV rider within 30 days of the first contract anniversary after the rider effective date.

- You may terminate the MAV rider within 30 days of any contract anniversary beginning with the seventh contract anniversary.

- The MAV rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

- The MAV rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.

If you terminate the MAV, the standard death benefit applies.

For an example, see Appendix C.


IN GENERAL, IF YOUR SPOUSE IS THE SOLE BENEFICIARY, your spouse may choose to continue the contract as the contract owner. The contract value will be equal to the death benefit that would otherwise have been paid under the MAV. To do this your spouse must give us written instructions to keep the contract in force on the date our death claim requirements are fulfilled. If your spouse has reached age 76 at the time he or she elects to continue the contract, the MAV rider will terminate. If your spouse has not yet reached age 76 at the time he or she elects to continue the contract, he or she may choose to continue the MAV rider. In this case, the rider charges described in "Charges" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the MAV rider. If your spouse has not yet reached age 76 at the


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





time he or she elects to continue the contract and chooses not to continue the MAV rider, the contract value will be increased to the MAV death benefit amount if it is greater than the contract value on the death benefit valuation date.


MAXIMUM FIVE YEAR ANNIVERSARY VALUE DEATH BENEFIT (5-YEAR MAV)


The 5-Year MAV is intended to provide additional death benefit protection in the event of fluctuating fund values. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The 5-Year MAV does not provide any additional benefit before the fifth contract anniversary after the rider effective date. The 5-Year MAV may be of less value if you are older since we stop resetting the maximum five year anniversary value at age 81. Although we stop resetting the maximum five year anniversary value at age 81, the 5-Year MAV rider charge continues to apply until the rider terminates. In addition, the 5-Year MAV does not provide any additional benefit with respect to regular fixed account or Special DCA fixed account values during the time you have amounts allocated to these accounts. Be sure to discuss with your financial advisor whether or not the 5-Year MAV is appropriate for your situation.


If you are age 75 or younger at contract issue, you may choose to add the 5-Year MAV to your contract. Generally, you must elect the 5-Year MAV at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the 5-Year MAV may be after we issue the contract according to terms determined by us and at our sole discretion. We reserve the right to discontinue offering the 5-Year MAV for new contracts.


On the fifth contract anniversary after the rider effective date we set the maximum five year anniversary value equal to the highest of your (a) current contract value, or (b) total purchase payments minus adjusted partial surrenders. Thereafter, we increase the maximum anniversary value by any additional purchase payments and reduce it by adjusted partial surrenders. Every fifth contract anniversary after that, through age 80, we compare the maximum five year anniversary value to the current contract value and we reset the maximum five year anniversary value to the higher amount.


If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of:

- contract value, less any purchase payment credits subject to reversal, less any applicable rider charges; or

- purchase payments minus adjusted partial surrenders; or

- the maximum five year anniversary value.

TERMINATING THE 5-YEAR MAV
- You may terminate the 5-Year MAV rider within 30 days of the first rider anniversary.

- You may terminate the 5-Year MAV rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The 5-Year MAV rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

- The 5-Year MAV rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.

If you terminate the 5-Year MAV, the standard death benefit applies thereafter.

For an example, see Appendix C.


IN GENERAL, IF YOUR SPOUSE IS THE SOLE BENEFICIARY, your spouse may choose to continue the contract as the contract owner. The contract value will be equal to the death benefit that would otherwise have been paid under the 5-Year MAV. To do this your spouse must on the date our death claim requirements are fulfilled, give us written instructions to keep the contract in force. If your spouse has reached age 76 at the time he or she elects to continue the contract, the 5-Year MAV rider will terminate. If your spouse has not yet reached age 76 at the time he or she elects to continue the contract, he or she may choose to continue the 5-Year MAV rider. In this case, the rider charges described in "Charges" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the 5-Year MAV rider. If your spouse has not yet reached age 76 at the time he or she elects to continue the contract and if he or she chooses not to continue the 5-Year MAV rider, the contract value will be increased to the 5-Year MAV death benefit amount if it is greater than the contract value on the death benefit valuation date.


OPTIONAL LIVING BENEFITS -- CURRENTLY OFFERED


SECURESOURCE FLEX RIDERS


THE SECURESOURCE FLEX RIDERS ARE NOT AVAILABLE FOR RAVA 4 ACCESS.



This is an optional benefit that you can add to your contract for an additional charge. The benefit is intended to provide to you, after the waiting period, a specified withdrawal amount annually for life, even if your contract value is zero, subject to the terms and provisions described in this section. The SecureSource Flex rider may be appropriate for you if you intend to


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make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time. This benefit is intended for assets you plan to hold and let accumulate for at least three years. If you take any withdrawals during the 3-year waiting period, your benefits will be set to zero until the end of the waiting period when they will be re-established based on your contract value at that time.



There are two optional SecureSource Flex riders available under your contract:



  SecureSource Flex - Single Life; or



  SecureSource Flex - Joint Life.





The information in this section applies to both Secure Source Flex riders, unless otherwise noted. For the purpose of this rider, the term "withdrawal" is equal to the term "surrender" in the contract or any other riders. Withdrawals will adjust contract values and benefits in the same manner as surrenders.



The SecureSource Flex - Single Life rider covers one person. The SecureSource Flex - Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource Flex - Single Life rider or the SecureSource Flex - Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.



The SecureSource Flex rider is an optional benefit that you may select for an additional annual charge if:



- you purchase your contract on or after Nov. 9, 2009; and



- SINGLE LIFE: you are 80 or younger on the date the contract is issued or if an owner is a non-natural person, then the annuitant is age 80 or younger; or



- JOINT LIFE: you and your spouse are 80 or younger on the date the contract is issued.





The SecureSource Flex riders are not available under an inherited qualified annuity,



The SecureSource Flex rider guarantees that after the waiting period, regardless of the investment performance of your contract, you will be able to withdraw up to a certain amount each year from the contract before the annuity payouts begin until:



- SINGLE LIFE: until death (see "At Death" heading below) or until the depletion of the basic benefit.



- JOINT LIFE: until the death of the last surviving covered spouse (see "Joint Life only: Covered Spouses" and "At Death" headings below) or until the depletion of the basic benefit.



KEY TERMS




The key terms associated with the SecureSource Flex rider are:





ANNUAL LIFETIME PAYMENT (ALP): the lifetime benefit amount available each contract year after the waiting period and until your death (JOINT LIFE: the death of both covered spouses) or termination of the rider. After the waiting period, the annual withdrawal amount guaranteed by the rider can vary each contract year. The maximum ALP is $300,000.





ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA): the age at which the lifetime benefit is established.



GUARANTEED BENEFIT AMOUNT (GBA): the total cumulative withdrawals guaranteed by the rider under the basic benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn or annuitized and is not payable as a death benefit. It is an interim value used to calculate the amount available for withdrawals each year after the waiting period under the basic benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.



GUARANTEED BENEFIT PAYMENT (GBP): the basic benefit amount available each contract year after the waiting period until the RBA is reduced to zero. After the waiting period the annual withdrawal amount guaranteed by the rider can vary each contract year.



REMAINING ANNUAL LIFETIME PAYMENT (RALP): as you make withdrawals during a contract year, the remaining amount that the rider guarantees will be available for withdrawal that year is reduced. The RALP is the lifetime benefit amount that can be withdrawn during the remainder of the current contract year.



REMAINING BENEFIT AMOUNT (RBA): each withdrawal you make reduces the amount that is guaranteed by the rider for future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.



REMAINING BENEFIT PAYMENT (RBP): as you make withdrawals during a contract year, the remaining amount that the rider guarantees will be available for withdrawal that year is reduced. The RBP is the basic benefit amount that can be withdrawn during the remainder of the current contract year.



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WAITING PERIOD: the period of time before you can take a withdrawal without affecting benefits under the rider. The waiting period starts on the rider effective date and ends on the day prior to the third rider anniversary.



WITHDRAWAL ADJUSTMENT BASE (WAB): one of the components used to determine the GBP Percentage and ALP Percentage. The WAB cannot be withdrawn or annuitized and is not payable as a death benefit.



WITHDRAWAL: the amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any surrender charge.



DESCRIPTION OF THE SECURESOURCE FLEX RIDER


Before the lifetime benefit is established, the annual withdrawal amount guaranteed by the riders after the waiting period is the basic benefit amount. After the lifetime benefit is established and after the waiting period, the riders guarantee that you have the option each contract year to cumulatively withdraw an amount up to the lifetime benefit amount or the basic benefit amount, but the riders do not guarantee withdrawal of both in a contract year.



The lifetime withdrawal benefit is established automatically:



- SINGLE LIFE: on the rider anniversary date after the covered person reaches age 65, or on the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below);



- JOINT LIFE: on the rider anniversary date after the younger covered spouse reaches age 67, or on the rider effective date if the younger covered spouse is age 67 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" and "Annual Lifetime Payments (ALP)" headings below).





  The basic benefit amount and the lifetime benefit amount can vary based on the relationship of your contract value to the Withdrawal Adjustment Base (WAB). When the first withdrawal is taken each contract year after the waiting period, the percentages used to determine the benefit amounts are set and fixed for the remainder of that year.





  If you withdraw less than the allowed withdrawal amount in a contract year, the unused portion cannot be carried over to the next year.





  If you withdraw more than the allowed withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below).



  Please note that basic benefit and lifetime benefit each has its own definition of the allowed annual withdrawal amount. Therefore a withdrawal may be considered an excess withdrawal for purposes of the lifetime benefit only, the basic benefit only, or both.



  At any time after the waiting period, as long as your withdrawal does not exceed the greater of the basic benefit amount or the lifetime benefit amount, if established, you will not be assessed a surrender charge. If your withdrawals exceed the greater of the RBP or the RALP, surrender charges under the terms of the contract may apply (see "Charges -- Surrender Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge. We pay you the amount you request. Any withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Surrenders").



  Subject to conditions and limitations, an annual step-up can increase the basic benefit amount and the lifetime benefit amount, if your contract value has increased on a rider anniversary.



  The values associated with the basic benefit are GBA, RBA, GBP and RBP. The values associated with the lifetime benefit are ALP and RALP. ALP and GBP are similar in that they are the annual withdrawal amount for each benefit after the waiting period. RALP and RBP are similar in that they are the remaining amount that can be withdrawn during the current contract year for each benefit.



IMPORTANT SECURESOURCE FLEX RIDER CONSIDERATIONS




You should consider whether a SecureSource Flex rider is appropriate for you taking into account the following considerations:



- LIFETIME BENEFIT LIMITATIONS: The lifetime benefit is subject to certain limitations, including but not limited to:



  (a) SINGLE LIFE: Once the contract value equals zero, payments are made for as long as the covered person is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the first death of any owner even if the covered person is still living (see "At Death" heading below).


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  Therefore, if there are multiple contract owners, the lifetime benefit will terminate when one of the contract owners dies even though other contract owners are still living



  JOINT LIFE: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the death of the last surviving covered spouse (see "At Death" heading below).



  (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If both the ALP and the contract value are zero, the lifetime benefit will terminate.



  (c) When the lifetime benefit is first established the initial ALP is based on the basic benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below). Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.


  (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the rider will terminate.


- WITHDRAWALS: Please consider carefully when you start taking withdrawals from this rider. If you take any withdrawals during the 3-year waiting period, your benefits will be set to zero until the end of the waiting period when they will be re-established based on your contract value at that time. The first withdrawal request within the 3-year waiting period must be submitted in writing. Also, after the waiting period if you withdraw more than the allowed withdrawal amount in a contract year ("excess withdrawal"), the guaranteed amounts under the rider may be reduced.



- USE OF PORTFOLIO NAVIGATOR PROGRAM REQUIRED: You must be invested in one of the available PN program model portfolios or investment options of the PN program.. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts or the regular fixed account that are available under the contract to contract owners who do not elect the rider. (See "Making the Most of Your
  Contract -- Portfolio Navigator Program.") You may allocate purchase payments to the Special DCA fixed account, when available, and we will make monthly transfers into the model portfolio or investment option you have chosen. You may make two elective investment option changes per contract year; we reserve the right to limit investment option changes if required to comply with the written instructions of a fund (see "Market Timing").



  You can allocate your contract value to any available investment option during the following times: (1) prior to your first withdrawal and (2) following a benefit reset due to an investment option change as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your model portfolio or investment option to any available investment option.



  Immediately following a withdrawal your contract value will be reallocated to the target investment option classification as shown in your contract if your current investment option is more aggressive than the target investment option classification. If you are in the static model portfolio, this reallocation will be made to the applicable fund of funds investment option. This automatic reallocation is not included in the total number of allowed investment option changes per contract year and will not cause your rider fee to increase. The target investment option classification is currently the Moderate investment option. We reserve the right to change the target investment option classification to an investment option that is more aggressive than the Moderate investment option after 30 days written notice.



  After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your model portfolio or investment option to the target investment option or investment option that is more conservative than the Moderate investment option without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to an investment option that is more aggressive than the target investment option, you will be in the accumulation phase again. If this is done after the waiting period, your rider benefit will be reset as follows:



  (a) the total GBA will be reset to the contract value, if your contract value is less; and



  (b) the total RBA will be reset to the contract value, if your contract value is less; and



  (c) the ALP, if established, will be reset to your current ALP Percentage (either 6% or 5% as described under "GBP Percentage and ALP Percentage" heading below) times the contract value, if this amount is less than the current ALP; and


  (d) the GBP will be recalculated as described below, based on the reset GBA and RBA; and


  (e) the RBP will be recalculated as the reset GBP less all prior withdrawals taken during the current contract year, but not less than zero; and



  (f) the RALP will be recalculated as the reset ALP less all prior withdrawals taken during the current contract year, but not less than zero; and



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  (g) the WAB will be reset as follows:



      - if the ALP has not been established, the WAB will be equal to the reset GBA.



      - if the ALP has been established, the WAB will be equal to the reset ALP, divided by the current ALP Percentage.


  You may request to change your model portfolio by written request on an authorized form or by another method agreed to by us.




- NON-CANCELABLE: Once elected, the SecureSource Flex rider may not be cancelled (except as provided under "Rider Termination" heading below) and the fee will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below).



  Dissolution of marriage does not terminate the SecureSource Flex - Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource Flex - Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural ownership). The rider will terminate at the death of the contract owner (or annuitant in the case of nonnatural ownership) because the original covered spouse will be unable to elect the spousal continuation provision of the contract (see "Joint Life only: Covered Spouses" below).



- JOINT LIFE: LIMITATIONS ON CONTRACT OWNERS, ANNUITANTS AND BENEFICIARIES:
  Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal option to continue the contract upon the owner's death provision, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary. For non-natural ownership arrangements that allow for spousal continuation one covered spouse should be the annuitant and the other covered spouse should be the sole primary beneficiary. For revocable trust ownerships, the grantor of the trust must be the annuitant and the beneficiary must either be the annuitant's spouse or a trust that names the annuitant's spouse as the sole primary beneficiary. You are responsible for establishing ownership arrangements that will allow for spousal continuation.



  If you select the SecureSource Flex - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse cannot utilize the spousal continuation provision of the contract when the death benefit is payable.





- LIMITATIONS ON PURCHASE PAYMENTS: We limit the cumulative amount of purchase payments. For current purchase payment restrictions, please see "Buying Your Contract -- Purchase Payments".



- INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a surrender charge (see "Charges -- Surrender Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP. Also, any amount you withdraw during the waiting period will set all benefits under the rider to zero until the end of the waiting period when they will be reestablished based on the contract value at that time.


  You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:


- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see
  "Taxes -- Nonqualified Annuities"). Withdrawals are taxable income to the extent of earnings. Withdrawals before age 59 1/2 may also incur a 10% IRS early withdrawal penalty and may be considered taxable income. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.



- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD during the waiting period and such withdrawals will set all benefits under the rider to zero until the end of the waiting period when they will be reestablished based on the contract value at that time. While the rider permits certain excess withdrawals to be taken after the waiting period for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix F for additional information.



- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions").



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BASIC BENEFIT DESCRIPTION




THE GBA AND RBA ARE DETERMINED AT THE FOLLOWING TIMES, SUBJECT TO THE MAXIMUM AMOUNT OF $5,000,000, CALCULATED AS DESCRIBED:



- At contract issue -- the GBA and RBA are equal to the initial purchase payment, plus any purchase payment credit.



- When you make additional purchase payments -- If a withdrawal is taken during the waiting period, the GBA and RBA will not change when a subsequent purchase payment is made during the waiting period. Prior to any withdrawal during the waiting period and after the waiting period, each additional purchase payment will have its own GBA and RBA established equal to the amount of the purchase payment, plus any purchase payment credit.



- At step up -- (see "Annual Step Up" heading below).



- At spousal continuation -- (see "Spousal Option to Continue the Contract upon Owner's Death" heading below).


- When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.


- When you take a withdrawal during the waiting period -- the total GBA and total RBA will be set equal to zero until the end of the waiting period.



- When you take a withdrawal after the waiting period and the amount withdrawn is:



  (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal and the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged, and each payment's RBA is reduced in proportion to its RBP.



  (b) greater than the total RBP -- EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA AND RBA.



- On the rider anniversary at the end of the waiting period -- If the first withdrawal is taken during the waiting period and you did not decline a rider fee increase, the total GBA and the total RBA will be reset to the contract value.



  If the first withdrawal is taken during the waiting period and you decline a rider fee increase, the total GBA and the total RBA will be reset to the lesser of (1) the GBA at the time of the first withdrawal, plus any additional purchase payments and any purchase payment credits since the time of the first withdrawal, minus all withdrawals, or (2) the contract value.



- Upon certain changes to your PN program investment option -- (See "Use of Portfolio Navigator Program Required," described above).


GBA EXCESS WITHDRAWAL PROCESSING
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and


(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.





RBA EXCESS WITHDRAWAL PROCESSING

The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.


GBP PERCENTAGE AND ALP PERCENTAGE: We use two percentages (6% and 5%) to calculate your GBP and ALP. The percentage used can vary as described below:



During the waiting period, 6% will be used to determine the amount payable to beneficiaries under the RBA Payout Option described below. After the waiting period, a comparison of your contract value and the WAB determines your GBP percentage and ALP percentage, unless the percentage is fixed as described below. On each valuation date, if the benefit determining percentage is less than the 20% adjustment threshold, then 6% is used in calculating your GBP and ALP; otherwise, 5% is used. Market volatility and returns and the deduction of fees could impact your benefit determining percentage. The benefit determining percentage is calculated as follows but will not be less than zero:



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       1 - (A/B)





       A = contract value at the end of the prior valuation period



       B = WAB at the end of the prior valuation period



When the first withdrawal in a contract year is taken, the GBP percentage and ALP percentage will be set and fixed for the remainder of that contract year. Beginning on the next rider anniversary, the GBP percentage and ALP percentage can change on each valuation date as described above until a withdrawal is taken in that contract year.



Under certain limited situations, your GBP percentage and ALP percentage will not vary each contract year. They will be set at the earliest of (1), (2) or (3) below and remain fixed for as long as the benefit is payable:



(1) when the RBA payout option is elected, or



(2) if the ALP is established, when your contract value on a rider anniversary is less than two times the ALP (for the purpose of this calculation only, the ALP is determined using 5%; the ALP percentage used to determine your ALP going forward will be either 6% or 5%), or





(3) when the contract value reduces to zero.



For certain periods of time at our discretion and on a non-discriminatory basis, your GBP percentage and ALP percentage may be set by us to 6% if more favorable to you.



WITHDRAWAL ADJUSTMENT BASE (WAB): One of the components used to determine GBP percentage and ALP percentage. The maximum WAB is $5,000,000. The WAB cannot be withdrawn or annuitized and is not payable as a death benefit,



THE WAB IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:



- At Rider Effective Date -- the WAB is set equal to the initial purchase payment, plus any purchase payment credit.





- When a subsequent purchase payment is made -- before a withdrawal is taken in the waiting period and at any time after the waiting period, the WAB will be increased by the amount of each additional purchase payment, plus any purchase payment credit.





- When a withdrawal is taken -- if the first withdrawal is taken during the waiting period, the WAB will be set equal to zero until the end of the waiting period.





Whenever a withdrawal is taken after the waiting period, the WAB will be reduced by the amount in (A) unless the withdrawal is an excess withdrawal for the lifetime benefit (or the basic benefit if the ALP is not established) when it will be set equal to the amount in (B).



  (A) The WAB is reduced by an amount as calculated below:



A X B
-----  where:
  C







       A = the amount the contract value is reduced by the withdrawal



       B = WAB on the date of (but prior to) the withdrawal



       C = the contract value on the date of (but prior to) the withdrawal.



  (B) If the ALP is not established and the current withdrawal exceeds the RBP, the WAB will be reset to the GBA immediately following excess withdrawal processing.



  If the ALP is established and the current withdrawal exceeds the RALP, the WAB will be reset to the ALP divided by the current ALP Percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above). In this calculation, we use the ALP immediately following excess withdrawal processing.



- On rider anniversaries -- unless you decline a rider fee increase, the WAB will be increased to the contract value on each rider anniversary, if the contract value is greater, except as follows:



  (A) If a withdrawal is taken during the waiting period, the WAB will be increased to the contract value on each rider anniversary beginning at the end of the waiting period, if the contract value is greater.



  (B) If you decline a rider fee increase and a withdrawal is taken during the waiting period, on the third anniversary the WAB will be reset to the lesser of (1) the GBA at the time of the first withdrawal, plus any additional purchase payments and any purchase payment credits since the time of the first withdrawal, minus all withdrawals, or (2) the contract value.



- Upon certain changes to your PN program investment option -- (See "Use of Portfolio Navigator Program Required," described above).



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




GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for withdrawal in each contract year after the waiting period, until the RBA is reduced to zero, under the basic benefit. After the waiting period the annual withdrawal amount guaranteed under the rider can vary each contract year. At any point in time, each payment's GBP is the lesser of (a) and (b) where (a) is the GBA for that payment multiplied by the current GBP percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above) and (b) is the RBA for that payment. The total GBP is the sum of the GBPs for each purchase payment.





REMAINING BENEFIT PAYMENT (RBP): The amount available for withdrawal for the remainder of the contract year under the basic benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment.


THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:


- During the waiting period -- the RBP will be zero.



- At the beginning of any contract year after the waiting period and when the GBP percentage changes -- the RBP for each purchase payment is set equal to that purchase payment's GBP.



- When you make additional purchase payments after the waiting period -- each additional purchase payment has its own RBP equal to the purchase payment, plus any purchase payment credit, multiplied by the GBP percentage.



- At step up -- (see "Annual Step Up" heading below).



- At spousal continuation -- (see "Spousal Option to Continue the Contract upon Owner's Death" heading below).





- When you make any withdrawal after the waiting period -- the total RBP is reset to equal the total RBP immediately prior to the withdrawal less the amount of the withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.



LIFETIME BENEFIT DESCRIPTION


SINGLE LIFE ONLY: COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered person is the oldest contract owner. If any owner is a nonnatural person, i.e., a trust or corporation, the covered person is the oldest annuitant.



JOINT LIFE ONLY: COVERED SPOUSES: The contract owner and his or her legally married spouse as defined under federal law, as named on the application for as long as the marriage is valid and in effect. If any contract owner is a nonnatural person (e.g., a trust), the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered spouses are established on the rider effective date and cannot be changed.


ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA):

- SINGLE LIFE: The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.


- JOINT LIFE: The age of the younger covered spouse at which time the lifetime benefit is established.


ANNUAL LIFETIME PAYMENT (ALP): The ALP is the lifetime benefit amount available for withdrawals in each contract year after the waiting period until the later of:


- SINGLE LIFE: death; or

- JOINT LIFE: death of the last surviving covered spouse; or

- the RBA is reduced to zero.


The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime benefit is not in effect and the ALP is zero.




THE ALP IS DETERMINED AT THE FOLLOWING TIMES:


- SINGLE LIFE: Initially the ALP is established on the earliest of the following dates:



  (a) the rider effective date if the covered person has already reached age 65,



  (b) the rider anniversary following the date the covered person reaches age
  65,



      - if during the waiting period and no prior withdrawal has been taken; or



      - if after the waiting period.



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




  (c) the rider anniversary following the end of the waiting period if the covered person is age 65 before the end of the waiting period and a prior withdrawal had been taken.



The ALP is established as the total RBA multiplied by the ALP percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above).



- JOINT LIFE: Initially the ALP is established on the earliest of the following dates:



  (a) the rider effective date if the younger covered spouse has already reached age 67.



  (b) the rider anniversary on/following the date the younger covered spouse reaches age 67.


  (c) upon the first death of a covered spouse, then


          (1) the date we receive written request when the death benefit is not payable and the surviving covered spouse has already reached age 67; or



          (2) the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 67; or



          (3) the rider anniversary on/following the date the surviving covered spouse reaches age 67.


  (d) Following dissolution of marriage of the covered spouses,


          (1) the date we receive written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) has already reached age 67; or



          (2) the rider anniversary on/following the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) reaches age 67.





For (b), (c) and (d) above, if the date described occurs during the waiting period and a prior withdrawal had been taken, we use the rider anniversary following the end of the waiting period to establish the ALP.





The ALP is established as the total RBA multiplied by the ALP Percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above).





- Whenever the ALP Percentage changes --



  (a) If the ALP Percentage is changing from 6% to 5%, the ALP is reset to the ALP multiplied by 5%, divided by 6%.



  (b) If the ALP Percentage is changing from 5% to 6%, the ALP is reset to the ALP multiplied by 6%, divided by 5%.



- When you make an additional purchase payment -- Before a withdrawal is taken in the waiting period and at any time after the waiting period, each additional purchase payment increases the ALP by the amount of the purchase payment, plus any purchase payment credit, multiplied by the ALP Percentage.





- When you make a withdrawal:



  (a) During the waiting period, the ALP, if established, will be set equal to zero until the end of the waiting period.



  (b)After the waiting period, if the amount withdrawn is:



          (i) less than or equal to the RALP, the ALP is unchanged.



          (ii) greater than the RALP, ALP EXCESS WITHDRAWAL PROCESSING will occur.



  If you withdraw less than the ALP in a contract year, there is no carry over to the next contract year.



- On the rider anniversary at the end of the waiting period -- If you took a withdrawal during the waiting period, the ALP is set equal to the contract value multiplied by the ALP Percentage if the covered person has reached age 65 (JOINT LIFE: younger covered spouse has reached age 67).



- At step ups -- (see "Annual Step Up" heading below).



- At spousal continuation -- (see "Spousal Option to Continue the Contract upon Owner's Death" heading below).



- Upon certain changes to your PN program investment option -- (see "Use of Portfolio Navigator Program Required," heading above).



ALP EXCESS WITHDRAWAL PROCESSING


The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or the ALP percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above) multiplied by the contract value immediately following the withdrawal.





REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for withdrawal for the remainder of the contract year under the lifetime benefit. Prior to establishment of the ALP, the lifetime benefit is not in effect and the RALP is zero.



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

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:

- The RALP is established at the same time as the ALP, and:


  (a) During the waiting period -- the RALP will be zero.





  (b) At any other time -- the RALP is established equal to the ALP less all prior withdrawals taken in the contract year but not less than zero.



- At the beginning of each contract year after the waiting period and when the ALP Percentage changes -- the RALP is set equal to the ALP.



- When you make additional purchase payments after the waiting period -- each additional purchase payment increases the RALP by the purchase payment, plus any purchase payment credit, multiplied by the ALP Percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above).



- At step ups -- (see "Annual Step Up" headings below).



- At spousal continuation -- (see "Spousal Option to Continue the Contract upon Owner's Death" heading below).



- When you make any withdrawal after the waiting period -- the RALP equals the RALP immediately prior to the withdrawal less the amount of the withdrawal but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and may reduce the amount available for future withdrawals. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.



OTHER PROVISIONS


REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of your RMD that exceeds the benefit amount will not be subject to excess withdrawal processing provided that the following conditions are met:



- The withdrawal is after the waiting period;


- The RMD is for your contract alone;

- The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

- The RMD amount is otherwise based on the requirements of section 401(a) (9), related Code provisions and regulations thereunder that were in effect on the effective date of the rider.


RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. Any withdrawal during the waiting period will reset the basic benefit and lifetime benefit at the end of the waiting period. After the waiting period, withdrawal amounts greater than the RALP or RBP that do not meet the conditions above will result in excess withdrawal processing. The amount in excess of the RBP and/or RALP that is not subject to excess withdrawal processing will be recalculated if the RALP and RBP change due to GBP Percentage and ALP Percentage changes. See Appendix F for additional information.





ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the benefit values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn in a lump sum or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP and RALP, and may extend the payment period or increase the allowable payment. If there have been multiple payments and the GBA increases due to the step up, the individual GBAs, RBAs, GBPs, and RBPs will be combined.



The annual step up may be available as described below, subject to the maximum GBA, RBA and ALP and subject to the following rules:





- You have not declined a rider fee increase.





- If you take any withdrawals during the waiting period the annual step up will not be available until the rider anniversary following the end of the waiting period.



- On any rider anniversary where your contract value is greater than the RBA or, your contract value multiplied by the ALP Percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above) is greater than the ALP, if established, the annual step up will be applied to your contract on the rider anniversary.


- The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

- Please note it is possible for the ALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP does not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:


- The total RBA will be increased to the contract value on the rider anniversary, if the contract value is greater.



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




- The total GBA will be increased to the contract value on the rider anniversary, if the contract value is greater.


- The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

- The total RBP will be reset as follows:


  (a) During the waiting period, the RBP will not be affected by the step up.



  (b) After the waiting period, the RBP will be reset to the increased GBP.





- The ALP will be increased to the contract value on the rider anniversary multiplied by the ALP Percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above), if greater than the current ALP.




- The RALP will be reset as follows:


  (a) During the waiting period, the RALP will not be affected by the step up.



  (b) After the waiting period, the RALP will be reset to the increased ALP.



SPOUSAL OPTION TO CONTINUE THE CONTRACT UPON OWNER'S DEATH ("SPOUSAL CONTINUATION"):


SINGLE LIFE: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource Flex - Single Life rider terminates.





JOINT LIFE: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource
Flex - Joint Life rider also continues. The surviving covered spouse can name a new beneficiary; however, a new covered spouse cannot be added to the rider.



At the time of spousal continuation, a step-up may be available. If you decline a rider fee increase or the spousal continuation occurs during the waiting period and a withdrawal was taken, a step up is not available. All annual step-up rules (see "Annual Step-Up" heading above) also apply to the spousal continuation step-up except that a) the RBP will be calculated as the GBP after the step-up less all prior withdrawals taken during the current contract year, but not less than zero, and b) the RALP will be calculated as the ALP after the step-up less all prior withdrawals taken during the current contract year, but not less than zero. The spousal continuation step-up is processed on the valuation date spousal continuation is effective.



RULES FOR WITHDRAWAL PROVISION OF YOUR CONTRACT: Minimum account values following a withdrawal no longer apply to your contract. For withdrawals, the withdrawal will be taken from the variable subaccounts and the regular fixed account (if applicable) in the same proportion as your interest in each bears to the contract value less amounts in any Special DCA fixed account. You cannot specify from which accounts the withdrawal is to be taken.



IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero, you will be paid in the following scenarios:



1) The ALP has not yet been established, the total RBA is greater than zero and the contract value is reduced to zero as a result of fees or charges or a withdrawal that is less than or equal to the RBP. In this scenario, you can choose to:


     (a) receive the remaining schedule of GBPs until the RBA equals zero; or


     (b) SINGLE LIFE: wait until the rider anniversary following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.



         JOINT LIFE: wait until the rider anniversary following the date the younger covered spouse reaches age 67, and then receive the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.


  We will notify you of this option. If no election is made, the ALP will be paid.


2) The ALP has been established, the total RBA is greater than zero and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:


     (a) the remaining schedule of GBPs until the RBA equals zero; or


     (b) SINGLE LIFE: the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.



         JOINT LIFE: the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.


  We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.


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

4) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the:

  - SINGLE LIFE: covered person;

  - JOINT LIFE: last surviving covered spouse.

Under any of these scenarios:


- The annualized amounts will be paid to you in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency but no less frequent than annually;


- We will no longer accept additional purchase payments;

- You will no longer be charged for the rider;


- Any attached death benefit riders will terminate;



- In determining the remaining schedule of GBPs, the current GBP is fixed for as long as payments are made.



- SINGLE LIFE: The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero; and


- JOINT LIFE: If the owner had been receiving the ALP, upon the first death the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero. In all other situations the death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.


The SecureSource Flex rider and the contract will terminate under either of the following two scenarios:



- If the ALP is established and the RBA is zero, and if the contract value falls to zero as a result of a withdrawal that is greater than the RALP. This is full withdrawal of the contract value.



- If the ALP is not established and the RBA is zero, and if the contract value falls to zero as a result of fees, charges or a withdrawal.



AT DEATH:


SINGLE LIFE: If the contract is jointly owned and an owner dies when the contract value is greater than zero, the lifetime benefit for the covered person will cease even if the covered person is still living.





If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the RBA payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract which terminates the rider.


If the contract value equals zero and the death benefit becomes payable, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

- If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

- If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

JOINT LIFE: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation provision of the contract and continue the contract as the new owner to continue the joint benefit. If spousal continuation is not available under the terms of the contract, the rider terminates. The lifetime benefit of this rider ends at the death of the last surviving covered spouse.


If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the RBA payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract.


If the contract value equals zero at the first death of a covered spouse, the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero.

If the contract value equals zero at the death of the last surviving covered spouse, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.


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

- If the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the RBA equals zero, the benefit terminates. No further payments will be made.

CONTRACT OWNERSHIP CHANGE:

SINGLE LIFE: If there is a change of ownership and the covered person remains the same, the rider continues with no change to any of the rider benefits. If there is a change of ownership and the covered person would be different, the rider terminates.





JOINT LIFE: If there is an assignment or a change of ownership unless the new owner or assignee assumes total ownership of the contract and is one of the covered spouses, or a non-natural owner holding for the sole benefit of one or both covered spouses (e.g., an individual ownership changed to a personal revocable trust), the rider terminates.



REMAINING BENEFIT AMOUNT (RBA) PAYOUT OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the SecureSource Flex rider after the waiting period.



Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually, unless a lump sum settlement of the contract value is requested. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").


This option may not be available if the contract is issued to qualify under section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the number of years it will take to deplete the RBA by paying the GBP each year is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS.


This annuity payout option may also be elected by the beneficiary when the death benefit is payable. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.


RIDER TERMINATION

The SecureSource Flex rider cannot be terminated either by you or us except as follows:



1. SINGLE LIFE: a change of ownership that would result in a different covered person will terminate the rider.



   JOINT LIFE: an assignment or a change of ownership unless the new owner or assignee assumes total ownership of the contract and is one of the covered spouses, or a non-natural owner holding for the sole benefit of one or both covered spouses will terminate the rider.



2. SINGLE LIFE: After the death benefit is payable, continuation of the contract will terminate the rider.



3. JOINT LIFE: After the death benefit is payable the rider will terminate if:


     (a) any one other than a covered spouse continues the contract, or

     (b) a covered spouse does not use the spousal continuation provision of the contract to continue the contract.


4. Annuity payouts under an annuity payout plan will terminate the rider.



5. You may terminate the rider if your annual rider fee after any fee increase is more than 0.25 percentage points higher than your fee before the increase (See "Charges -- SecureSource Flex rider fee").



6. When the RBA and contract value are zero and either the ALP is not established or an excess withdrawal of the RALP is taken, the rider will terminate.



7. Termination of the contract for any reason will terminate the rider.


GUARANTEED MINIMUM ACCUMULATION BENEFIT (ACCUMULATION BENEFIT) RIDER
THE ACCUMULATION BENEFIT RIDER IS NOT AVAILABLE FOR RAVA 4 ACCESS.
The Accumulation Benefit rider is an optional benefit that you may select for an additional charge. It is available for nonqualified annuities and qualified annuities, except under 401(a) plans. The Accumulation Benefit rider specifies a waiting period that ends on the benefit date. The Accumulation Benefit rider provides a one-time adjustment to your contract value on the benefit date if your contract value is less than the Minimum Contract Accumulation Value (defined below) on that benefit

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date. On the benefit date, if the contract value is equal to or greater than the
Minimum Contract Accumulation Value, as determined under the Accumulation
Benefit rider, the Accumulation Benefit rider ends without value and no benefit is payable.

If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Benefit rider will terminate without value and no benefits will be paid. EXCEPTION: if you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Benefit rider on the valuation date your contract value reached zero.


If you are (or if the owner is a non-natural person, then the annuitant) is 80 or younger at contract issue, you may elect the Accumulation Benefit rider at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Benefit rider may not be terminated once you have elected it except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Benefit rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further charges for the rider will be deducted. The Accumulation Benefit rider may not be purchased with the optional SecureSource Flex rider. When the rider ends, you may be able to purchase another optional rider we then offer by written request received within 30 days of that contract anniversary date.


You should consider whether an Accumulation Benefit rider is appropriate for you because:


- you must participate in the PN program and you must be invested in one of the available model portfolio or investment options. This requirement limits your choice of investments. This means you will not be able to allocate contract value to all of the subaccounts or the regular fixed account that are available under the contract to other contract owners who do not elect this rider. You may allocate qualifying purchase payments and applicable purchase payment credits to the Special DCA fixed account, when available (see "The Special DCA Fixed Account"), and we will make monthly transfers into the model portfolio or investment option you have chosen. (See "Making the Most of Your Contract -- Portfolio Navigator Program.");


- you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Benefit rider. Some exceptions apply (see "Additional Purchase Payments with Elective Step Up" below);

- if you purchase this contract as a qualified annuity, for example, an IRA, you may need to take partial surrenders from your contract to satisfy the RMDs under the Code. Partial surrenders, including those used to satisfy RMDs, will reduce any potential benefit that the Accumulation Benefit rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;

- if you think you may surrender all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Benefit rider, which is the length of the waiting period under the Accumulation Benefit rider, in order to receive the benefit, if any, provided by the Accumulation Benefit rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Benefit rider may provide;

- the 10 year waiting period under the Accumulation Benefit rider will restart if you exercise the Elective Step-Up Option (described below) or your surviving spouse exercises the spousal continuation Elective Step-Up (described below); and

- the 10 year waiting period under the Accumulation Benefit rider may be restarted if you elect to change your model portfolio to one that causes the Accumulation Benefit rider charge to increase (see "Charges").

Be sure to discuss with your financial advisor whether an Accumulation Benefit rider is appropriate for your situation.

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE OPERATION OF THE ACCUMULATION BENEFIT:

BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.

MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Benefit rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.

ADJUSTMENTS FOR PARTIAL SURRENDERS: The adjustment made for each partial surrender from the contract is equal to the amount derived from multiplying (a) and (b) where:

(a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial surrender to the contract value on the date of (but immediately prior to) the partial surrender; and

(b) is the MCAV on the date of (but immediately prior to) the partial surrender.


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WAITING PERIOD: The waiting period for the rider is 10 years.


We reserve the right to restart the waiting period on the latest contract anniversary if you change your PN program model portfolio or investment option after we have exercised our rights to increase the rider fee.


Your initial MCAV is equal to your initial purchase payment and any purchase payment credit. It is increased by the amount of any subsequent purchase payments and purchase payment credits received within the first 180 days that the rider is effective. It is reduced by any adjustments for partial surrenders made during the waiting period.

AUTOMATIC STEP UP
On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1. 80% of the contract value on the contract anniversary; or

2. the MCAV immediately prior to the automatic step up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be surrendered or paid upon death. Rather, the Automatic Step Up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.


The automatic step up of the MCAV does not restart the waiting period or increase the fee (although the total fee for the rider may increase).


ELECTIVE STEP UP OPTION
Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.


When you exercise the annual elective step up, we may be charging more for the Accumulation Benefit rider at that time. If your MCAV is increased as a result of the elective step up and we have increased the fee for the Accumulation Benefit rider, the fee will be the fee that is in effect on the valuation date we receive your written request to step up for the entire contract year. In addition, the waiting period will restart as of the most recent contract anniversary. Failure to exercise this elective step up in subsequent years will not reinstate any prior waiting period. Rather, the waiting period under the rider will always commence from the most recent anniversary for which the elective step up option was exercised.


The elective step up does not create contract value, guarantee the performance of any investment option or provide any benefit that can be surrendered or paid upon death. Rather the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

ADDITIONAL PURCHASE PAYMENTS WITH ANNUAL ELECTIVE STEP UPS
If your MCAV is increased as a result of Elective Step Up, you have 180 days from the latest contract anniversary to make additional purchase payments, if allowed under the base contract. The MCAV will include the amount of any additional purchase payments and purchase payment credits (if applicable) received during this period.

SPOUSAL CONTINUATION

If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the fee for the Accumulation Benefit rider, the spouse will pay the charge based on the fee that is in effect on the valuation date we receive their written request to step up for the entire contract year. In addition, the waiting period will restart as of the most recent contract anniversary.


TERMINATING THE RIDER
The rider will terminate under the following conditions:

  The rider will terminate before the benefit date without paying a benefit on the date:

  - you take a full surrender; or

  - annuitization begins; or

  - the contract terminates as a result of the death benefit being paid.


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  The rider will terminate on the benefit date.

For an example, see Appendix D.

OPTIONAL LIVING BENEFITS -- PREVIOUSLY OFFERED



SECURESOURCE RIDERS




Disclosure for SecureSource riders may be found in the Appendix F.


GUARANTOR WITHDRAWAL BENEFIT FOR LIFE (GWB FOR LIFE) RIDER



Disclosure for GWB for Life rider may be found in the Appendix G.


THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the settlement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any surrender charges under the payout plans listed below except under Plan E.


You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your settlement date after any rider charges have been deducted. During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise.


AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

- the annuity payout plan you select;


- the annuitant's age and, in most cases, sex;


- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. (Fixed payouts remain the same from month to month.)

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES



The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the annuitant's age and, when applicable, the annuitant's sex. (Where required by law, we will use a unisex table of settlement rates.)



Table A shows the amount of the first variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the settlement date, we will substitute an annuity table based on an assumed 3.5% investment return for the 5% Table A in the contract. The assumed investment return affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment return and payouts will decrease if the return is below the assumed investment return. Using the 5% assumed investment return results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.


Table B shows the minimum amount of each fixed payout. Amounts in Table B are based on the guaranteed annual effective interest rate shown in your contract. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS


You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract value is used to purchase the payout plan:


- PLAN A: LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.



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- PLAN B: LIFE ANNUITY WITH FIVE, TEN, 15 OR 20 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the settlement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.



- PLAN C: LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether the annuitant is living or not.



- PLAN D: JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.



- PLAN E: PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. The discount rate we use in the calculation will be either 5.17% or 6.67%, depending on the applicable assumed investment rate (See
  "Charges -- Surrender charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your surrender to the full discounted value. A 10% IRS penalty tax could apply if you take a surrender. (See "Taxes.")


- RBA PAYOUT OPTION: If you have a GWB for Life or SecureSource rider under your contract, you may elect the Withdrawal Benefit RBA payout option as an alternative to the above annuity payout plans. This option may not be available if the contract is issued to qualify under Sections 403 or 408 of the Code. For such contracts, this option will be available only if the number of years it will take to deplete the RBA by paying the GBP each year is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using life expectancy tables published by IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see "Optional Benefits"). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.

ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the settlement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will generally meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

WRITTEN INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the settlement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed. Contract values that you allocated to the regular fixed account will provide fixed dollar payouts and contract values that you allocated among the subaccounts will provide variable annuity payouts.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.


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TAXES


Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay federal income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.


NONQUALIFIED ANNUITIES



Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.



ANNUITY PAYOUTS: Generally, unlike surrenders described below, the taxation of annuity payouts is subject to exclusion ratios, i.e. a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")


SURRENDERS: Generally, if you surrender all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your surrender will be taxed to the extent that the contract value immediately before the surrender exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.

You also may have to pay a 10% IRS penalty for surrenders of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or surrender, including surrenders under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, and you have a valid U.S. address, you may be able to elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full surrender) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.


DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. In addition, any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See also "Benefits in Case of Death -- If You Die Before the Settlement Date").


ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.

PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

- because of your death or in the event of nonnatural ownership, the death of the annuitant;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);


- if it is allocable to an investment before Aug. 14, 1982; or


- if annuity payouts are made under immediate annuities as defined by the Code.


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TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a surrender for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.


1035 EXCHANGES: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contract while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the cost basis from the old policy or contract to the new policy or contract. A 1035 exchange is a transfer from one policy or contract to another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contracts, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term care insurance contract, or (4) the exchange of a qualified long-term care insurance contract for a qualified long-term insurance contract. However, if the life insurance policy has an outstanding loan, there may be tax consequences. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.





For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, IRS Revenue Procedure 2008-24 states if withdrawals are taken from either contract within a 12 month period following a partial exchange, the 1035 exchange may be invalidated. In that case, the following will occur 1) the tax-free nature of the partial exchange can be lost,
2) the exchange will be retroactively treated as a taxable surrender on the lesser of the earnings in the original contract or the amount exchanged and 3) the entire amount of the exchange will be treated as a purchase into the second contract. You may receive an amended form 1099-R reporting an invalidated exchange. (If certain life events occur between the date of the partial exchange and the date of the withdrawal in the first 12 months, the partial exchange could remain valid.) You should consult your tax advisor before taking any surrender from either contract.



ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and you may have to pay a 10% IRS penalty.


QUALIFIED ANNUITIES
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

SURRENDERS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire surrender will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

SURRENDERS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans (except for Roth IRAs) are subject to required surrenders called required minimum distributions ("RMDs") beginning at age 70 1/2. RMDs are based on the fair market value of your contract at

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year-end divided by life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. Inherited IRAs (including inherited Roth IRAs) one subject to special RMD rules. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a surrender, including surrenders under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.

In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

- the payout is a RMD as defined under the Code;

- the payout is made on account of an eligible hardship; or

- the payout is a corrective distribution.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:

- because of your death;

- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);


- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);



- to pay certain medical or education expenses (IRAs only); or



- if the distribution is made from an inherited IRA.



DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See also "Benefits in Case of Death -- If You Die Before the Settlement Date").


ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.


--------------------------------------------------------------------------------
   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY
NEW YORK -- PROSPECTUS                                                        65

OTHER


PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when surrendered or paid out.

SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial surrenders from your contract. However, the IRS may determine that these charges should be treated as partial surrenders subject to taxation to the extent of any gain as well as the 10% tax penalty for surrenders before the age of 59 1/2, if applicable.

We reserve the right to report charges for these riders as partial surrenders if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


RIVERSOURCE LIFE OF NY'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not subject to any withholding because of federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we currently understand it..


TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS


As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS


We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or

- in our judgment, the funds no longer are suitable (or no longer the most suitable) for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.


--------------------------------------------------------------------------------
 66 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY NEW YORK -- PROSPECTUS

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio -- Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS


PRINCIPAL UNDERWRITER


RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

SALES OF THE CONTRACT
- Only securities broker-dealers ("selling firms") registered with the SEC and members of the FINRA may sell the contract.

- The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. RiverSource Distributors pays the selling firm (or an affiliated insurance agency) for contracts its sales representatives sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.

PAYMENTS TO SELLING FIRMS
- We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 6.00% each time you make a purchase payment. We may also pay ongoing trail commissions of up to 1.25% of the contract value. We do not pay or withhold payment of commissions based on which investment options you select.

- We may pay selling firms a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.

- In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulations, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:

- sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for sales representatives, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

- marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;

- providing service to contract owners; and

- funding other events sponsored by a selling firm that may encourage the selling firm's sales representatives to sell the contract.

These promotional incentives or reimbursements may be calculated as a percentage of the selling firm's aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its sales representatives to favor the contracts.


--------------------------------------------------------------------------------
   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY
NEW YORK -- PROSPECTUS                                                        67

SOURCES OF PAYMENTS TO SELLING FIRMS
We pay the commissions and other compensation described above from our assets. Our assets may include:

- revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see "Expense Summary");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds"); and

- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including surrender charges; and

- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

POTENTIAL CONFLICTS OF INTEREST
Compensation payment arrangements with selling firms can potentially:

- give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

- cause selling firms to encourage their sales representatives to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

- cause selling firms to grant us access to its sales representatives to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

PAYMENTS TO FINANCIAL ADVISORS
- The selling firm pays its sales representatives. The selling firm decides the compensation and benefits it will pay its financial advisors.

- To inform yourself of any potential conflicts of interest, ask your financial advisor before you buy how the selling firm and its financial advisors are being compensated and the amount of the compensation that each will receive if you buy the contract.

ISSUER


We issue the contracts. We are a stock life insurance company organized in 1972 under the laws of the state of New York and are located at 20 Madison Avenue Extension, Albany, New York 12203. Our mailing address is P.O. Box 5144, Albany, New York 12205. We are a wholly-owned subsidiary of RiverSource Life Insurance Company, which is a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS


RiverSource Life of NY is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.

RiverSource Life of NY is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life of NY believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


--------------------------------------------------------------------------------
 68 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY NEW YORK -- PROSPECTUS

APPENDIX A: THE FUNDS


UNLESS THE PN PROGRAM IS IN EFFECT, YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:




---------------------------------------------------------------------------------------------------------
INVESTING IN                        INVESTMENT OBJECTIVE AND POLICIES   INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Global        Seeks long-term growth of           AllianceBernstein L.P.
Thematic Growth Portfolio (Class    capital.
B) (previously AllianceBernstein
VPS Global Technology Portfolio
(Class B))
---------------------------------------------------------------------------------------------------------

AllianceBernstein VPS Growth and    Seeks long-term growth of           AllianceBernstein L.P.
Income Portfolio (Class B)          capital.
---------------------------------------------------------------------------------------------------------

AllianceBernstein VPS               Seeks long-term growth of           AllianceBernstein L.P.
International Value Portfolio       capital.
(Class B)
---------------------------------------------------------------------------------------------------------

AllianceBernstein VPS Large Cap     Seeks long-term growth of           AllianceBernstein L.P.
Growth Portfolio (Class B)          capital.
---------------------------------------------------------------------------------------------------------

American Century VP Mid Cap         Seeks long-term capital growth.     American Century Investment
Value, Class II                     Income is a secondary objective.    Management, Inc.
---------------------------------------------------------------------------------------------------------

American Century VP Ultra(R),       Seeks long-term capital growth.     American Century Investment
Class II                                                                Management, Inc.
---------------------------------------------------------------------------------------------------------

American Century VP Value, Class    Seeks long-term capital growth.     American Century Investment
II                                  Income is a secondary objective.    Management, Inc.
---------------------------------------------------------------------------------------------------------

Columbia High Yield Fund,           Seeks total return, consisting of   Columbia Management Investment
Variable Series, Class B            a high level of income and          Advisers, LLC, advisor; MacKay
                                    capital appreciation.               Shields LLC, subadviser.
---------------------------------------------------------------------------------------------------------

Columbia Marsico Growth Fund,       Seeks long-term growth of           Columbia Management Investment
Variable Series, Class A            capital.                            Advisers, LLC, adviser; Marsico
                                                                        Capital Management, LLC, sub-
                                                                        adviser.
---------------------------------------------------------------------------------------------------------

Columbia Marsico International      Seeks long-term growth of           Columbia Management Investment
Opportunities Fund, Variable        capital.                            Advisers, LLC, adviser; Marsico
Series, Class B                                                         Capital Management, LLC, sub-
                                                                        adviser.
---------------------------------------------------------------------------------------------------------

Credit Suisse Trust - Commodity     Seeks total return.                 Credit Suisse Asset Management,
Return Strategy Portfolio                                               LLC
---------------------------------------------------------------------------------------------------------

Dreyfus Variable Investment Fund    Seeks capital growth.               The Dreyfus Corporation; Newton
International Equity Portfolio,                                         Capital Management Limited, sub-
Service Shares                                                          adviser
---------------------------------------------------------------------------------------------------------

Eaton Vance VT Floating-Rate        Seeks high level of current         Eaton Vance Management
Income Fund                         income.
---------------------------------------------------------------------------------------------------------

Evergreen VA Fundamental Large      Seeks capital growth with the       Evergreen Investment Management
Cap Fund - Class 2                  potential for current income.       Company, LLC
---------------------------------------------------------------------------------------------------------

Evergreen VA International Equity   Seeks long-term capital growth      Evergreen Investment Management
Fund - Class 2                      and secondarily, modest income.     Company, LLC
---------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY
NEW YORK -- PROSPECTUS                                                        69

---------------------------------------------------------------------------------------------------------
INVESTING IN                        INVESTMENT OBJECTIVE AND POLICIES   INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R)       Seeks long-term capital             Fidelity Management & Research
Portfolio Service Class 2           appreciation. Normally invests      Company (FMR), investment
                                    primarily in common stocks.         manager; FMR U.K. and FMR Far
                                    Invests in securities of            East, sub-advisers.
                                    companies whose value it believes
                                    is not fully recognized by the
                                    public. Invests in either
                                    "growth" stocks or "value" stocks
                                    or both. The fund invests in
                                    domestic and foreign issuers.
---------------------------------------------------------------------------------------------------------

Fidelity(R) VIP Mid Cap Portfolio   Seeks long-term growth of           FMR, investment manager; FMR
Service Class 2                     capital. Normally invests           U.K., FMR Far East, sub-advisers.
                                    primarily in common stocks.
                                    Normally invests at least 80% of
                                    assets in securities of companies
                                    with medium market
                                    capitalizations. May invest in
                                    companies with smaller or larger
                                    market capitalizations. Invests
                                    in domestic and foreign issuers.
                                    The Fund invests in either
                                    "growth" or "value" common stocks
                                    or both.
---------------------------------------------------------------------------------------------------------

Fidelity(R) VIP Overseas            Seeks long-term growth of           FMR, investment manager; FMR
Portfolio Service Class 2           capital. Normally invests           U.K., FMR Far East, Fidelity
                                    primarily in common stocks          International Investment Advisors
                                    allocating investments across       (FIIA) and FIIA U.K., sub-
                                    different countries and regions.    advisers.
                                    Normally invests at least 80% of
                                    assets in non-U.S. securities.
---------------------------------------------------------------------------------------------------------

FTVIPT Franklin Global Real         Seeks high total return.            Franklin Templeton Institutional,
Estate Securities Fund - Class 2                                        LLC
---------------------------------------------------------------------------------------------------------

FTVIPT Franklin Small Cap Value     Seeks long-term total return.       Franklin Advisory Services, LLC
Securities Fund - Class 2
---------------------------------------------------------------------------------------------------------

FTVIPT Mutual Shares Securities     Seeks capital appreciation, with    Franklin Mutual Advisers, LLC
Fund - Class 2                      income as a secondary goal.
---------------------------------------------------------------------------------------------------------

Goldman Sachs VIT Structured U.S.   Seeks long-term growth of capital   Goldman Sachs Asset Management,
Equity Fund - Institutional         and dividend income.                L.P.
Shares
---------------------------------------------------------------------------------------------------------

Invesco V.I. Capital Appreciation   Seeks growth of capital.            Invesco Advisers, Inc.
Fund, Series II Shares
(previously AIM V.I. Capital
Appreciation Fund, Series II
Shares)
---------------------------------------------------------------------------------------------------------

Invesco V.I. Capital Development    Seeks long-term growth of           Invesco Advisers, Inc.
Fund, Series II Shares              capital.
(previously AIM V.I. Capital
Development Fund, Series II
Shares)
---------------------------------------------------------------------------------------------------------

Invesco V.I. Financial Services     Seeks capital growth.               Invesco Advisers, Inc.
Fund, Series II Shares
(previously AIM V.I. Financial
Services Fund, Series II Shares)
---------------------------------------------------------------------------------------------------------

Invesco V.I. Global Health Care     Seeks capital growth.               Invesco Advisers, Inc.
Fund, Series II Shares
(previously AIM V.I. Global
Health Care Fund, Series II
Shares)
---------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 70 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY NEW YORK -- PROSPECTUS

---------------------------------------------------------------------------------------------------------
INVESTING IN                        INVESTMENT OBJECTIVE AND POLICIES   INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------
Invesco V.I. International Growth   Seeks long-term growth of           Invesco Advisers, Inc.
Fund, Series II Shares              capital.
(previously AIM V.I.
International Growth Fund, Series
II Shares)
---------------------------------------------------------------------------------------------------------

Janus Aspen Series Janus            Seeks long-term growth of capital   Janus Capital Management LLC
Portfolio: Service Shares           in a manner consistent with the
                                    preservation of capital.
---------------------------------------------------------------------------------------------------------

Legg Mason ClearBridge Variable     Seeks long-term growth of           Legg Mason Partners Fund Advisor,
Small Cap Growth Portfolio, Class   capital.                            LLC, adviser; ClearBridge
I (previously Legg Mason Partners                                       Advisors, LLC, sub-adviser.
Variable Small Cap Growth
Portfolio, Class I)
---------------------------------------------------------------------------------------------------------

MFS(R) Investors Growth Stock       Seeks capital appreciation.         MFS Investment Management(R)
Series - Service Class
---------------------------------------------------------------------------------------------------------

MFS(R) Utilities Series - Service   Seeks total return.                 MFS Investment Management(R)
Class
---------------------------------------------------------------------------------------------------------

Neuberger Berman Advisers           Seeks long-term growth of capital   Neuberger Berman Management LLC
Management Trust International      by investing primarily in common
Portfolio (Class S)                 stocks of foreign companies.
---------------------------------------------------------------------------------------------------------

Neuberger Berman Advisers           Seeks long-term growth of capital   Neuberger Berman Management LLC
Management Trust Socially           by investing primarily in
Responsive Portfolio (Class S)      securities of companies that meet
                                    the Fund's financial criteria and
                                    social policy.
---------------------------------------------------------------------------------------------------------

Oppenheimer Global Securities       Seeks long-term capital             OppenheimerFunds, Inc.
Fund/VA, Service Shares             appreciation.
---------------------------------------------------------------------------------------------------------

Oppenheimer Global Strategic        Seeks high level of current         OppenheimerFunds, Inc.
Income Fund/VA, Service Shares      income principally derived from
(previously Oppenheimer Strategic   interest on debt securities.
Bond Fund/VA, Service Shares)
---------------------------------------------------------------------------------------------------------

Oppenheimer Main Street Small Cap   Seeks capital appreciation.         OppenheimerFunds, Inc.
Fund/VA, Service Shares
---------------------------------------------------------------------------------------------------------

Oppenheimer Value Fund/VA,          Seeks long-term growth of capital   OppenheimerFunds, Inc.
Service Shares                      by investing primarily in common
                                    stocks with low price-earnings
                                    ratios and better than
                                    anticipated earnings. Realization
                                    of income is a secondary
                                    consideration.
---------------------------------------------------------------------------------------------------------

PIMCO VIT All Asset Portfolio,      Seeks maximum real return           Pacific Investment Management
Advisor Share Class                 consistent with preservation of     Company LLC
                                    real capital and prudent
                                    investment management.
---------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY
NEW YORK -- PROSPECTUS                                                        71

---------------------------------------------------------------------------------------------------------
INVESTING IN                        INVESTMENT OBJECTIVE AND POLICIES   INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------
RVST Disciplined Asset Allocation   Seeks high level of total return    RiverSource Investments, LLC
Portfolios - Aggressive             that is consistent with an
                                    aggressive level of risk. This is
                                    a "fund of funds" and seeks to
                                    achieve its objective by
                                    investing in a combination of
                                    underlying funds for which
                                    RiverSource Investments acts as
                                    investment manager or an
                                    affiliate acts as principal
                                    underwriter. By investing in
                                    several underlying funds, the
                                    Fund seeks to minimize the risks
                                    inherent in investing in a single
                                    fund.
---------------------------------------------------------------------------------------------------------

RVST Disciplined Asset Allocation   Seeks high level of total return    RiverSource Investments, LLC
Portfolios - Conservative           that is consistent with a
                                    conservative level of risk. This
                                    is a "fund of funds" and seeks to
                                    achieve its objective by
                                    investing in a combination of
                                    underlying funds for which
                                    RiverSource Investments acts as
                                    investment manager or an
                                    affiliate acts as principal
                                    underwriter. By investing in
                                    several underlying funds, the
                                    Fund seeks to minimize the risks
                                    inherent in investing in a single
                                    fund.
---------------------------------------------------------------------------------------------------------

RVST Disciplined Asset Allocation   Seeks high level of total return    RiverSource Investments, LLC
Portfolios - Moderate               that is consistent with a
                                    moderate level of risk. This is a
                                    "fund of funds" and seeks to
                                    achieve its objective by
                                    investing in a combination of
                                    underlying funds for which
                                    RiverSource Investments acts as
                                    investment manager or an
                                    affiliate acts as principal
                                    underwriter. By investing in
                                    several underlying funds, the
                                    Fund seeks to minimize the risks
                                    inherent in investing in a single
                                    fund.
---------------------------------------------------------------------------------------------------------

RVST Disciplined Asset Allocation   Seeks high level of total return    RiverSource Investments, LLC
Portfolios - Moderately             that is consistent with a
Aggressive                          moderate aggressive level of
                                    risk. This is a "fund of funds"
                                    and seeks to achieve its
                                    objective by investing in a
                                    combination of underlying funds
                                    for which RiverSource Investments
                                    acts as investment manager or an
                                    affiliate acts as principal
                                    underwriter. By investing in
                                    several underlying funds, the
                                    Fund seeks to minimize the risks
                                    inherent in investing in a single
                                    fund.
---------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 72 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY NEW YORK -- PROSPECTUS

---------------------------------------------------------------------------------------------------------
INVESTING IN                        INVESTMENT OBJECTIVE AND POLICIES   INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------
RVST Disciplined Asset Allocation   Seeks high level of total return    RiverSource Investments, LLC
Portfolios - Moderately             that is consistent with a
Conservative                        moderate conservative level of
                                    risk. This is a "fund of funds"
                                    and seeks to achieve its
                                    objective by investing in a
                                    combination of underlying funds
                                    for which RiverSource Investments
                                    acts as investment manager or an
                                    affiliate acts as principal
                                    underwriter. By investing in
                                    several underlying funds, the
                                    Fund seeks to minimize the risks
                                    inherent in investing in a single
                                    fund.
---------------------------------------------------------------------------------------------------------

RVST RiverSource Variable           Seeks maximum total investment      RiverSource Investments, LLC
Portfolio - Balanced Fund (Class    return through a combination of
3)                                  capital growth and current
                                    income.
---------------------------------------------------------------------------------------------------------

RVST RiverSource Variable           Seeks maximum current income        RiverSource Investments, LLC
Portfolio - Cash Management Fund    consistent with liquidity and
(Class 3)                           stability of principal.
---------------------------------------------------------------------------------------------------------

RVST RiverSource Variable           Seeks high level of current         RiverSource Investments, LLC
Portfolio - Diversified Bond Fund   income while attempting to
(Class 3)                           conserve the value of the
                                    investment for the longest period
                                    of time.
---------------------------------------------------------------------------------------------------------

RVST RiverSource Variable           Seeks high level of current         RiverSource Investments, LLC
Portfolio - Diversified Equity      income and, as a secondary goal,
Income Fund (Class 3)               steady growth of capital.
---------------------------------------------------------------------------------------------------------

RVST RiverSource Variable           Seeks capital appreciation.         RiverSource Investments, LLC
Portfolio - Dynamic Equity Fund
(Class 3)
---------------------------------------------------------------------------------------------------------

RVST RiverSource Variable           Non-diversified fund that seeks     RiverSource Investments, LLC
Portfolio - Global Bond Fund        high total return through income
(Class 3)                           and growth of capital.
---------------------------------------------------------------------------------------------------------

RVST RiverSource Variable           Non-diversified fund that seeks     RiverSource Investments, LLC
Portfolio - Global Inflation        total return that exceeds the
Protected Securities Fund (Class    rate of inflation over the long-
3)                                  term.
---------------------------------------------------------------------------------------------------------

RVST RiverSource Variable           Seeks high current income, with     RiverSource Investments, LLC
Portfolio - High Yield Bond Fund    capital growth as a secondary
(Class 3)                           objective.
---------------------------------------------------------------------------------------------------------

RVST RiverSource Variable           Seeks high total return through     RiverSource Investments, LLC
Portfolio - Income Opportunities    current income and capital
Fund (Class 3)                      appreciation.
---------------------------------------------------------------------------------------------------------

RVST RiverSource Variable           Seeks growth of capital.            RiverSource Investments, LLC
Portfolio - Mid Cap Growth Fund
(Class 3)
---------------------------------------------------------------------------------------------------------

RVST RiverSource Variable           Seeks long-term growth of           RiverSource Investments, LLC
Portfolio - Mid Cap Value Fund      capital.
(Class 3)
---------------------------------------------------------------------------------------------------------

RVST RiverSource Variable           Seeks long-term capital             RiverSource Investments, LLC
Portfolio - S&P 500 Index Fund      appreciation.
(Class 3)
---------------------------------------------------------------------------------------------------------

RVST RiverSource Variable           Seeks high level of current         RiverSource Investments, LLC
Portfolio - Short Duration U.S.     income and safety of principal
Government Fund (Class 3)           consistent with investment in
                                    U.S. government and government
                                    agency securities.
---------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY
NEW YORK -- PROSPECTUS                                                        73

---------------------------------------------------------------------------------------------------------
INVESTING IN                        INVESTMENT OBJECTIVE AND POLICIES   INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------
RVST Seligman Variable              Seeks long-term capital growth.     RiverSource Investments, LLC
Portfolio - Growth Fund (Class 3)
---------------------------------------------------------------------------------------------------------

RVST Seligman Variable              Seeks long-term growth of           RiverSource Investments, LLC
Portfolio - Larger-Cap Value Fund   capital.
(Class 3)
---------------------------------------------------------------------------------------------------------

RVST Seligman Variable              Seeks long-term capital growth.     RiverSource Investments, LLC,
Portfolio - Smaller-Cap Value                                           adviser; Kenwood Capital
Fund (Class 3)                                                          Management LLC, sub-adviser.
---------------------------------------------------------------------------------------------------------

RVST Threadneedle Variable          Seeks long-term capital growth.     RiverSource Investments, LLC,
Portfolio - Emerging Markets Fund                                       adviser; Threadneedle
(Class 3)                                                               International Limited, an
                                                                        indirect wholly-owned subsidiary
                                                                        of Ameriprise Financial, sub-
                                                                        adviser.
---------------------------------------------------------------------------------------------------------

RVST Threadneedle Variable          Seeks capital appreciation.         RiverSource Investments, LLC,
Portfolio - International                                               adviser; Threadneedle
Opportunity Fund (Class 3)                                              International Limited, an
                                                                        indirect wholly-owned subsidiary
                                                                        of Ameriprise Financial, sub-
                                                                        adviser.
---------------------------------------------------------------------------------------------------------

RVST Variable Portfolio - Davis     Seeks long-term capital growth.     RiverSource Investments, LLC,
New York Venture Fund (Class 3)                                         adviser; Davis Selected Advisers,
(previously RVST RiverSource                                            L.P., subadviser.
Partners Variable
Portfolio - Fundamental Value
Fund)
---------------------------------------------------------------------------------------------------------

RVST Variable Portfolio - Goldman   Seeks long-term growth of           RiverSource Investments, LLC,
Sachs Mid Cap Value Fund (Class     capital.                            adviser; Systematic Financial
3) (previously RVST RiverSource                                         Management, L.P. and WEDGE
Partners Variable                                                       Capital Management L.L.P., sub-
Portfolio - Select Value Fund)                                          advisers.
---------------------------------------------------------------------------------------------------------

RVST Variable                       Seeks long-term capital             RiverSource Investments, LLC,
Portfolio - Partners Small Cap      appreciation.                       adviser; Barrow, Hanley,
Value Fund (Class 3) (previously                                        Mewhinney & Strauss, Inc., Denver
RVST RiverSource Partners                                               Investment Advisors LLC, Donald
Variable Portfolio - Small Cap                                          Smith & Co., Inc., River Road
Value Fund)                                                             Asset Management, LLC and Turner
                                                                        Investment Partners, Inc.,
                                                                        subadvisers.
---------------------------------------------------------------------------------------------------------

RVST Variable                       Seeks high level of total return    RiverSource Investments, LLC
Portfolio - Aggressive Portfolio    that is consistent with an
(Class 2)                           aggressive level of risk. This is
                                    a "fund of funds" and seeks to
                                    achieve its objective by
                                    investing in a combination of
                                    underlying funds. The fund
                                    invests primarily in underlying
                                    funds that invest in equity
                                    securities and also invests a
                                    small amount in underlying funds
                                    that invest in fixed income
                                    securities.
---------------------------------------------------------------------------------------------------------

RVST Variable                       Seeks high level of total return    RiverSource Investments, LLC
Portfolio - Aggressive Portfolio    that is consistent with an
(Class 4)                           aggressive level of risk. This is
                                    a "fund of funds" and seeks to
                                    achieve its objective by
                                    investing in a combination of
                                    underlying funds. The fund
                                    invests primarily in underlying
                                    funds that invest in equity
                                    securities and also invests a
                                    small amount in underlying funds
                                    that invest in fixed income
                                    securities.
---------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 74 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY NEW YORK -- PROSPECTUS

---------------------------------------------------------------------------------------------------------
INVESTING IN                        INVESTMENT OBJECTIVE AND POLICIES   INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------
RVST Variable                       Seeks high level of total return    RiverSource Investments, LLC
Portfolio - Conservative            that is consistent with a
Portfolio (Class 2)                 conservative level of risk. This
                                    is a "fund of funds" and seeks to
                                    achieve its objective by
                                    investing in a combination of
                                    underlying funds. The fund
                                    invests primarily in underlying
                                    funds that invest in fixed income
                                    securities.
---------------------------------------------------------------------------------------------------------

RVST Variable                       Seeks high level of total return    RiverSource Investments, LLC
Portfolio - Conservative            that is consistent with a
Portfolio (Class 4)                 conservative level of risk. This
                                    is a "fund of funds" and seeks to
                                    achieve its objective by
                                    investing in a combination of
                                    underlying funds. The fund
                                    invests primarily in underlying
                                    funds that invest in fixed income
                                    securities.
---------------------------------------------------------------------------------------------------------

RVST Variable                       Seeks high level of total return    RiverSource Investments, LLC
Portfolio - Moderate Portfolio      that is consistent with a
(Class 2)                           moderate level of risk. This is a
                                    "fund of funds" and seeks to
                                    achieve its objective by
                                    investing in a combination of
                                    underlying funds. The fund
                                    invests primarily in a balance of
                                    underlying funds that invest in
                                    fixed income securities and
                                    underlying funds that invest in
                                    equity securities.
---------------------------------------------------------------------------------------------------------

RVST Variable                       Seeks high level of total return    RiverSource Investments, LLC
Portfolio - Moderate Portfolio      that is consistent with a
(Class 4)                           moderate level of risk. This is a
                                    "fund of funds" and seeks to
                                    achieve its objective by
                                    investing in a combination of
                                    underlying funds. The fund
                                    invests primarily in a balance of
                                    underlying funds that invest in
                                    fixed income securities and
                                    underlying funds that invest in
                                    equity securities.
---------------------------------------------------------------------------------------------------------

RVST Variable                       Seeks high level of total return    RiverSource Investments, LLC
Portfolio - Moderately Aggressive   that is consistent with a
Portfolio (Class 2)                 moderately aggressive level of
                                    risk. This is a "fund of funds"
                                    and seeks to achieve its
                                    objective by investing in a
                                    combination of underlying funds.
                                    The fund invests primarily in
                                    underlying funds that invest in
                                    equity securities and also
                                    invests a moderate amount in
                                    underlying funds that invest in
                                    fixed income securities.
---------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY
NEW YORK -- PROSPECTUS                                                        75

---------------------------------------------------------------------------------------------------------
INVESTING IN                        INVESTMENT OBJECTIVE AND POLICIES   INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------
RVST Variable                       Seeks high level of total return    RiverSource Investments, LLC
Portfolio - Moderately Aggressive   that is consistent with a
Portfolio (Class 4)                 moderately aggressive level of
                                    risk. This is a "fund of funds"
                                    and seeks to achieve its
                                    objective by investing in a
                                    combination of underlying funds.
                                    The fund invests primarily in
                                    underlying funds that invest in
                                    equity securities and also
                                    invests a moderate amount in
                                    underlying funds that invest in
                                    fixed income securities.
---------------------------------------------------------------------------------------------------------

RVST Variable                       Seeks high level of total return    RiverSource Investments, LLC
Portfolio - Moderately              that is consistent with a
Conservative Portfolio (Class 2)    moderately conservative level of
                                    risk. This is a "fund of funds"
                                    and seeks to achieve its
                                    objective by investing in a
                                    combination of underlying funds.
                                    The fund invests primarily in
                                    underlying funds that invest in
                                    fixed income securities and also
                                    invests a moderate amount in
                                    underlying funds that invest in
                                    equity securities.
---------------------------------------------------------------------------------------------------------

RVST Variable                       Seeks high level of total return    RiverSource Investments, LLC
Portfolio - Moderately              that is consistent with a
Conservative Portfolio (Class 4)    moderately conservative level of
                                    risk. This is a "fund of funds"
                                    and seeks to achieve its
                                    objective by investing in a
                                    combination of underlying funds.
                                    The fund invests primarily in
                                    underlying funds that invest in
                                    fixed income securities and also
                                    invests a moderate amount in
                                    underlying funds that invest in
                                    equity securities.
---------------------------------------------------------------------------------------------------------

Van Kampen Life Investment Trust    Seeks capital growth and income     Van Kampen Asset Management
Comstock Portfolio, Class II        through investments in equity
Shares                              securities, including common
                                    stocks, preferred stocks and
                                    securities convertible into
                                    common and preferred stocks.
---------------------------------------------------------------------------------------------------------

Van Kampen's UIF Global Real        Seeks current income and capital    Morgan Stanley Investment
Estate Portfolio, Class II Shares   appreciation.                       Management Inc., doing business
                                                                        as Van Kampen, adviser; Morgan
                                                                        Stanley Investment Management
                                                                        Limited and Morgan Stanley
                                                                        Investment Management Company,
                                                                        sub-advisers.
---------------------------------------------------------------------------------------------------------

Van Kampen's UIF Mid Cap Growth     Seeks long-term capital growth.     Morgan Stanley Investment
Portfolio, Class II Shares                                              Management Inc., doing business
                                                                        as Van Kampen.
---------------------------------------------------------------------------------------------------------

Wanger International                Seeks long-term growth of           Columbia Wanger Asset Management,
                                    capital.                            L.P.
---------------------------------------------------------------------------------------------------------

Wanger USA                          Seeks long-term capital             Columbia Wanger Asset Management,
                                    appreciation.                       L.P.
---------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 76 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY NEW YORK -- PROSPECTUS

---------------------------------------------------------------------------------------------------------
INVESTING IN                        INVESTMENT OBJECTIVE AND POLICIES   INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------
Wells Fargo Advantage VT            Seeks long-term total return,       Wells Fargo Funds Management,
Opportunity Fund                    consisting of capital               LLC, adviser; Wells Capital
                                    appreciation and current income.    Management Incorporated, sub-
                                                                        adviser.
---------------------------------------------------------------------------------------------------------

Wells Fargo Advantage VT Small      Seeks long-term total return,       Wells Fargo Funds Management,
Cap Growth Fund                     consisting of capital               LLC, adviser; Wells Capital
                                    appreciation and current income.    Management Incorporated, sub-
                                                                        adviser.
---------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY
NEW YORK -- PROSPECTUS                                                        77

APPENDIX B: EXAMPLE -- SURRENDER CHARGES

THE PURPOSE OF THIS APPENDIX IS TO ILLUSTRATE THE VARIOUS SURRENDER CHARGE CALCULATIONS. THE EXAMPLES MAY SHOW HYPOTHETICAL CONTRACT VALUES. THESE CONTRACT VALUES DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. ACTUAL CONTRACT VALUES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, SPECIAL DCA FIXED ACCOUNT, REGULAR FIXED ACCOUNT AND THE FEES AND CHARGES THAT APPLY TO YOUR CONTRACT.

FULL SURRENDER CHARGE CALCULATION -- TEN-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge for a full surrender on a RAVA 4 Advantage contract with a ten-year surrender charge schedule with the following history:

- we receive a single $100,000 purchase payment; and

- you surrender the contract for its total value during the fourth contract year. The surrender charge percentage is 7.0%; and

- you have made no prior partial surrenders.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------


                                               CONTRACT      CONTRACT
                                               WITH GAIN     WITH LOSS
             Contract Value at time of full   $120,000.00   $ 80,000.00
                                 surrender:
                    Contract Value on prior    115,000.00     85,000.00
                               anniversary:

 STEP 1.   We determine the Total Free
           Amount (TFA) available in the
           contract as the greatest of the
           earnings or 10% of the prior
           anniversary value:
                  Earnings in the contract:     20,000.00          0.00
             10% of the prior anniversary's     11,500.00      8,500.00
                            contract value:
                                              -----------   -----------
                         Total Free Amount:     20,000.00      8,500.00

 STEP 2.   We determine the TFA that is
           from Purchase Payments:
                         Total Free Amount:     20,000.00      8,500.00
                  Earnings in the contract:     20,000.00          0.00
                    Purchase Payments being          0.00      8,500.00
                    Surrendered Free (PPF):
 STEP 3.   We calculate the Premium Ratio
           (PR):
           PR = [WD - TFA] / [CV - TFA]
                                       WD =    120,000.00     80,000.00  = the amount of the surrender
                                      TFA =     20,000.00      8,500.00  = the total free amount, step 1
                                       CV =    120,000.00     80,000.00  = the contract value at the time
                                                                         of the surrender
                                       PR =          100%          100%  = the premium ratio

 STEP 4.   We calculate Chargeable Purchase
           Payments being Surrendered
           (CPP):
           CPP = PR X (PP - PPF)
                                       PR =          100%          100%  = premium ratio, step 3
                                       PP =    100,000.00    100,000.00  = purchase payments not
                                                                         previously surrendered
                                      PPF =          0.00      8,500.00  = purchase payments being
                                                                         surrendered free,
                                                                         step 2
                                      CPP =    100,000.00     91,500.00





--------------------------------------------------------------------------------
 78 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY NEW YORK -- PROSPECTUS

                                               CONTRACT      CONTRACT
                                               WITH GAIN     WITH LOSS
 STEP 5.   We calculate the Surrender
           Charges:
              Chargeable Purchase Payments:   100,000.00     91,500.00
               Surrender Charge Percentage:           7%            7%
                          Surrender Charge:     7,000.00      6,405.00

 STEP 6.   We calculate the Net Surrender     120,000.00     80,000.00
           Value:
                Contract Value Surrendered:    (7,000.00)    (6,405.00)
             Contract Charge (assessed upon       (30.00)       (30.00)
                           full surrender):
               Net Full Surrender Proceeds:   112,970.00     73,565.00




PARTIAL SURRENDER CHARGE CALCULATION -- TEN-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge for a partial surrender on a RAVA 4 Advantage contract with a ten-year surrender charge schedule with the following history:

- we receive a single $100,000 purchase payment; and

- you request a gross partial surrender of $50,000 during the fourth contract year. The surrender charge percentage is 7.0%; and

- you have made no prior partial surrenders.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------


                                               CONTRACT      CONTRACT
                                               WITH GAIN     WITH LOSS
                  Contract Value at time of   $120,000.00   $80,000.00
                         partial surrender:
                    Contract Value on prior    115,000.00    85,000.00
                               anniversary:
 STEP 1.   We determine the Total Free
           Amount (TFA) available in the
           contract as the greatest of the
           earnings or 10% of the prior
           anniversary value:
                  Earnings in the contract:     20,000.00         0.00
             10% of the prior anniversary's     11,500.00     8,500.00
                            contract value:
                                              -----------   ----------
                         Total Free Amount:     20,000.00     8,500.00

 STEP 2.   We determine the TFA that is
           from Purchase Payments:
                         Total Free Amount:     20,000.00     8,500.00
                  Earnings in the contract:     20,000.00         0.00
                    Purchase Payments being
                    Surrendered Free (PPF):          0.00     8,500.00

 STEP 3.   We calculate the Premium Ratio
           (PR):
           PR = [WD - TFA] / [CV - TFA]
                                       WD =     50,000.00    50,000.00   = the amount of the surrender
                                      TFA =     20,000.00     8,500.00   = the total free amount, step 1
                                       CV =    120,000.00    80,000.00   = the contract value at the time
                                                                         of surrender
                                       PR =           30%          58%   = the premium ratio





--------------------------------------------------------------------------------
   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY
NEW YORK -- PROSPECTUS                                                        79

                                               CONTRACT      CONTRACT
                                               WITH GAIN     WITH LOSS
 STEP 4.   We calculate the Chargeable
           Purchase Payments being
           Surrendered (CPP):
           CPP = PR X (PP - PPF)
                                       PR =          30%           58%   = premium ratio, step 3
                                       PP =   100,000.00    100,000.00   = purchase payments not
                                                                         previously  surrendered
                                      PPF =         0.00      8,500.00   = purchase payments being
                                                                         surrendered free,  step 2
                                      CPP =    30,000.00     53,108.39   = chargeable purchase payments
                                                                         being  surrendered

 STEP 5.   We calculate the Surrender
           Charges:
              Chargeable Purchase Payments:    30,000.00     53,108.39
               Surrender Charge Percentage:           7%            7%
                          Surrender Charge:        2,100         3,718

 STEP 6.   We calculate the Net Surrender
           Value:
                Contract Value Surrendered:    50,000.00     50,000.00
                          Surrender Charge:    (2,100.00)    (3,717.59)
            Net Partial Surrender Proceeds:    47,900.00     46,282.41




FULL SURRENDER CHARGE CALCULATION -- THREE-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge for a full surrender on a RAVA 4 Select contract with a three-year surrender charge schedule with the following history:

- we receive a single $100,000 purchase payment; and

- you surrender the contract for its total value during the second contract year. The surrender charge percentage is 7.0%; and

- you have made no prior partial surrenders.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------


                                               CONTRACT      CONTRACT
                                               WITH GAIN     WITH LOSS
             Contract Value at time of full   $120,000.00   $80,000.00
                                 surrender:
                    Contract Value on prior    115,000.00    85,000.00
                               anniversary:

 STEP 1.   We determine the Total Free
           Amount (TFA) available in the
           contract as the greatest of the
           earnings or 10% of the prior
           anniversary value:
                  Earnings in the Contract:     20,000.00         0.00
             10% of the prior anniversary's     11,500.00     8,500.00
                            contract value:
                                              -----------   ----------
                         Total Free Amount:     20,000.00     8,500.00

 STEP 2.   We determine the TFA and Amount
           Free that is from Purchase
           Payments:
                         Total Free Amount:     20,000.00     8,500.00
                  Earnings in the contract:     20,000.00         0.00
                    Purchase Payments being          0.00     8,500.00
                    Surrendered Free (PPF):

 STEP 3.   We calculate the Premium Ratio
           (PR):
           PR = [WD - TFA] / [CV - TFA]
                                       WD =    120,000.00    80,000.00   = the amount of the surrender
                                      TFA =     20,000.00     8,500.00   = the total free amount, step 1
                                       CV =    120,000.00    80,000.00   = the contract value at the time
                                                                         of the surrender
                                       PR =          100%         100%





--------------------------------------------------------------------------------
 80 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY NEW YORK -- PROSPECTUS

                                               CONTRACT      CONTRACT
                                               WITH GAIN     WITH LOSS
 STEP 4.   We calculate Chargeable Purchase
           Payments being Surrendered
           (CPP):
           CPP = PR X (PP - PPF)
                                       PR =         100%          100%   = premium ratio, step 3
                                       PP =   100,000.00    100,000.00   = purchase payments not
                                                                         previously surrendered
                                      PPF =         0.00      8,500.00   = purchase payments being
                                                                         surrendered free,  step 2
                                      CPP =   100,000.00     91,500.00

 STEP 5.   We calculate the Surrender
           Charges:
              Chargeable Purchase Payments:   100,000.00     91,500.00
               Surrender Charge Percentage:           7%            7%
                          Surrender Charge:     7,000.00      6,405.00

 STEP 6.   We calculate the Net Surrender     120,000.00     80,000.00
           Value:
                Contract Value Surrendered:    (7,000.00)    (6,405.00)
             Contract Charge (assessed upon       (30.00)       (30.00)
                           full surrender):
               Net Full Surrender Proceeds:   112,970.00     73,565.00





--------------------------------------------------------------------------------
   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY
NEW YORK -- PROSPECTUS                                                        81

PARTIAL SURRENDER CHARGE CALCULATION -- THREE-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge for a partial surrender on a RAVA 4 Select contract with a three-year surrender charge schedule with the following history:

- we receive a single $100,000 purchase payment; and

- you request a gross partial surrender of $50,000 during the second contract year. The surrender charge percentage is 7.0%; and

- you have made no prior partial surrenders.

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------


                                                   CONTRACT      CONTRACT
                                                  WITH GAIN     WITH LOSS
             Contract Value at time of partial   $120,000.00   $ 80,000.00
                                    surrender:
          Contract Value on prior anniversary:    115,000.00     85,000.00

STEP 1.   We determine the Total Free Amount
          (TFA) available in the contract as
          the greatest of the earnings or 10%
          of the prior anniversary value:
                     Earnings in the contract:     20,000.00          0.00
                10% of the prior anniversary's     11,500.00      8,500.00
                               contract value:
                                                 -----------   -----------
                            Total Free Amount:     20,000.00      8,500.00

STEP 2.   We determine the Amount Free that is
          from Purchase Payments:
                            Total Free Amount:     20,000.00      8,500.00
                     Earnings in the contract:     20,000.00          0.00
           Purchase Payments being Surrendered          0.00      8,500.00
                                   Free (PPF):

STEP 3.   We calculate the Premium Ratio (PR):
          PR = [WD - TFA] / [CV - TFA]
                                          WD =     50,000.00     50,000.00   = the amount of the surrender
                                         TFA =     20,000.00      8,500.00   = the total free amount, step 1
                                          CV =    120,000.00     80,000.00   = the contract value at the time of
                                                                             surrender
                                          PR =           30%           58%   = the premium ratio

STEP 4.   We calculate the Chargeable Purchase
          Payments being Surrendered (CPP):
          CPP = PR X (PP - PPF)
                                          PR =           30%           58%   = premium ratio, step 3
                                          PP =    100,000.00    100,000.00   = purchase payments not previously
                                                                             surrendered
                                         PPF =          0.00      8,500.00   = purchase payments being
                                                                             surrendered free,  step 2
                                         CPP =     30,000.00     53,108.39   = chargeable purchase payments being
                                                                             surrendered

STEP 5.   We calculate the Surrender Charges:
                 Chargeable Purchase Payments:     30,000.00     53,108.39
                  Surrender Charge Percentage:            7%            7%
                             Surrender Charge:         2,100         3,718

STEP 6.   We calculate the Net Surrender
          Value:
                   Contract Value Surrendered:     50,000.00     50,000.00
                             Surrender Charge:     (2,100.00)    (3,717.59)
               Net Partial Surrender Proceeds:     47,900.00     46,282.41





--------------------------------------------------------------------------------
 82 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY NEW YORK -- PROSPECTUS

APPENDIX C: EXAMPLE -- OPTIONAL DEATH BENEFITS

THE PURPOSE OF THIS APPENDIX IS TO ILLUSTRATE THE OPERATION OF VARIOUS OPTIONAL DEATH BENEFIT RIDERS.

IN ORDER TO DEMONSTRATE THESE CONTRACT RIDERS, AN EXAMPLE MAY SHOW HYPOTHETICAL CONTRACT VALUES. THESE CONTRACT VALUES DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. ACTUAL CONTRACT VALUES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, SPECIAL DCA FIXED ACCOUNT, REGULAR FIXED ACCOUNT AND THE FEES AND CHARGES THAT APPLY TO YOUR CONTRACT.

THE EXAMPLES OF THE OPTIONAL DEATH BENEFITS IN APPENDIX INCLUDE PARTIAL SURRENDERS TO ILLUSTRATE THE EFFECT OF PARTIAL SURRENDERS ON THE PARTICULAR BENEFIT. THESE EXAMPLES ARE INTENDED TO SHOW HOW THE OPTIONAL DEATH BENEFITS OPERATE, AND DO NOT TAKE INTO ACCOUNT WHETHER A PARTICULAR OPTIONAL DEATH BENEFIT IS PART OF A QUALIFIED ANNUITY. QUALIFIED ANNUITIES ARE SUBJECT TO RMDS AT CERTAIN AGES (SEE "TAXES -- QUALIFIED ANNUITIES -- REQUIRED MINIMUM DISTRIBUTIONS") WHICH MAY REQUIRE YOU TO TAKE PARTIAL SURRENDERS FROM THE CONTRACT. IF YOU ARE CONSIDERING THE ADDITION OF CERTAIN DEATH BENEFITS TO A QUALIFIED ANNUITY, YOU SHOULD CONSULT YOUR TAX ADVISOR PRIOR TO MAKING A PURCHASE FOR AN EXPLANATION OF THE POTENTIAL TAX IMPLICATION TO YOU.


EXAMPLE -- ROPP DEATH BENEFIT

- You purchase the contract (with the ROPP rider) with a payment of $20,000.

- The contract value falls to $18,000, at which point you take a $1,500 partial surrender, leaving a contract value of $16,500.

WE CALCULATE THE DEATH BENEFIT AS FOLLOWS:
THE TOTAL PURCHASE PAYMENTS MINUS ADJUSTMENTS FOR PARTIAL SURRENDERS:
        Total purchase payments                                                         $20,000
        minus adjusted partial surrenders, calculated as:

        $1,500 x $20,000
        ----------------  =                                                              -1,667
             $18,000
                                                                                        -------
        for a death benefit of:                                                         $18,333



EXAMPLE -- MAV DEATH BENEFIT

- You purchase the contract (with the MAV rider) with a payment of $20,000.

- On the first contract anniversary the contract value grows to $24,000.

- During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial surrender, leaving a contract value of $20,500.

WE CALCULATE THE DEATH BENEFIT AS FOLLOWS:
THE MAXIMUM ANNIVERSARY VALUE IMMEDIATELY PRECEDING THE DATE OF DEATH PLUS ANY
PAYMENTS MADE SINCE THAT ANNIVERSARY MINUS ADJUSTED PARTIAL SURRENDERS:
        Greatest of your contract anniversary contract values:                          $24,000
        plus purchase payments made since that anniversary:                                  +0
        minus adjusted partial surrenders, calculated as:

        $1,500 x $24,000
        ----------------  =                                                              -1,636
             $22,000
                                                                                        -------

        for a death benefit of:                                                         $22,364



EXAMPLE -- 5-YEAR MAV DEATH BENEFIT

- You purchase the contract (with the 5-Year MAV rider) with a payment of $20,000.

- On the fifth contract anniversary the contract value grows to $30,000.

- During the sixth contract year the contract value falls to $25,000, at which point you take a $1,500 partial surrender, leaving a contract value of $23,500.


--------------------------------------------------------------------------------
   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY
NEW YORK -- PROSPECTUS                                                        83

WE CALCULATE THE DEATH BENEFIT AS FOLLOWS:
THE MAXIMUM 5-YEAR ANNIVERSARY VALUE IMMEDIATELY PRECEDING THE DATE OF DEATH PLUS
ANY PAYMENTS MADE SINCE THAT ANNIVERSARY MINUS ADJUSTED PARTIAL SURRENDERS:
        Greatest of your 5-year contract anniversary contract values:                   $30,000
        plus purchase payments made since that anniversary:                                  +0
        minus adjusted partial surrenders, calculated as:

        $1,500 x $30,000
        ----------------  =                                                              -1,800
             $25,000
                                                                                        -------

        for a death benefit of:                                                         $28,200




--------------------------------------------------------------------------------
 84 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY NEW YORK -- PROSPECTUS

APPENDIX D: EXAMPLE -- OPTIONAL LIVING BENEFITS

THE PURPOSE OF THIS APPENDIX IS TO ILLUSTRATE THE OPERATION OF VARIOUS OPTIONAL LIVING BENEFIT RIDERS.

IN ORDER TO DEMONSTRATE THESE CONTRACT RIDERS, AN EXAMPLE MAY SHOW HYPOTHETICAL CONTRACT VALUES. THESE CONTRACT VALUES DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. ACTUAL CONTRACT VALUES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, SPECIAL DCA FIXED ACCOUNT, REGULAR FIXED ACCOUNT AND THE FEES AND CHARGES THAT APPLY TO YOUR CONTRACT.

THESE EXAMPLES ARE INTENDED TO SHOW HOW THE OPTIONAL RIDERS OPERATE, AND DO NOT TAKE INTO ACCOUNT WHETHER A PARTICULAR OPTIONAL RIDER IS PART OF A QUALIFIED ANNUITY. QUALIFIED ANNUITIES ARE SUBJECT TO RMDS AT CERTAIN AGES (SEE
"TAXES -- QUALIFIED ANNUITIES -- REQUIRED MINIMUM DISTRIBUTIONS") WHICH MAY REQUIRE YOU TO TAKE PARTIAL SURRENDERS FROM THE CONTRACT. IF YOU ARE CONSIDERING THE ADDITION OF CERTAIN OPTIONAL RIDERS TO A QUALIFIED ANNUITY, YOU SHOULD CONSULT YOUR TAX ADVISOR PRIOR TO MAKING A PURCHASE FOR AN EXPLANATION OF THE POTENTIAL TAX IMPLICATION TO YOU.


EXAMPLE -- SECURESOURCE FLEX RIDERS



EXAMPLE #1: LIFETIME BENEFIT NOT ESTABLISHED AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.



ASSUMPTIONS:


- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.



- You are the sole owner. You (and your spouse for the joint benefit) are age
  61.



- Annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or the contract value times the ALP Percentage is greater than the ALP. Applied annual step-ups are indicated in BOLD.



- You elect the Moderate PN program model portfolio or investment option at issue.




                                  HYPOTHETICAL
CONTRACT                             ASSUMED                                  BASIC BENEFIT                LIFETIME BENEFIT
DURATION   PURCHASE    PARTIAL      CONTRACT                      -------------------------------------   -----------------
IN YEARS   PAYMENTS  WITHDRAWALS      VALUE        WAB      BDP      GBA        RBA       GBP      RBP      ALP       RALP

At Issue   $100,000         NA      $100,000    $100,000    0.0%  $100,000   $100,000   $6,000   $    0       NA        NA

1                 0          0        98,000     100,000    2.0%   100,000    100,000    6,000        0       NA        NA

2                 0          0       105,000     105,000    0.0%   105,000    105,000    6,300        0       NA        NA

3                 0          0       125,000     125,000    0.0%   125,000    125,000    7,500    7,500       NA        NA

3.5               0      6,000       111,000     118,590    6.4%   125,000    119,000    7,500    1,500       NA        NA

4                 0          0       104,000     118,590   12.3%   125,000    119,000    7,500    7,500    7,140(1)  7,140(1)

5                 0          0        90,000     118,590   24.1%   125,000    119,000    6,250(2) 6,250(2) 5,950(2)  5,950(2)

6                 0          0        95,000     118,590   19.9%   125,000    119,000    7,500    7,500    7,140     7,140

6.5               0      7,500        87,500      87,500(3) 0.0%   125,000    111,500    7,500        0    5,250(3)      0

7                 0          0        90,000      90,000    0.0%   125,000    111,500    7,500    7,500    5,400     5,400

7.5               0     10,000        70,000      70,000(4) 0.0%    70,000(4)  70,000(4) 4,200(4)     0    4,200(4)      0

8                 0          0        75,000      75,000    0.0%    75,000     75,000    4,500    4,500    4,500     4,500




(1) The ALP and RALP are established on the contract anniversary following the date the covered person (younger covered spouse for Joint) reaches age 67 as the RBA times the ALP percentage.


(2) The ALP percentage and GBP Percentage are 6% when the BDP is less than 20% and 5% when the BDP is greater than or equal to 20%.


(3) The $7,500 withdrawal is greater than the $7,140 RALP allowed under the lifetime benefit and therefore excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or the ALP percentage times the contract value following the withdrawal. The WAB is reset to the ALP after the reset divided by the current ALP percentage. The BDP at the time of withdrawal is less than 20%, so the ALP percentage and GBP percentage are set at 6% for the remainder of the contract year.


(4) The $10,000 withdrawal is greater than both the $7,500 RBP allowed under the basic benefit and the $5,400 RALP allowed under the lifetime benefit and therefore excess withdrawal processing is applied to both benefits. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or the ALP percentage times the contract value following the withdrawal. The WAB is reset to the ALP after the reset divided by the current ALP percentage. The BDP at the time of withdrawal is less than 20%, so the ALP percentage and GBP percentage are set at 6% for the remainder of the contract year.



--------------------------------------------------------------------------------
   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY
NEW YORK -- PROSPECTUS                                                        85

EXAMPLE #2: LIFETIME BENEFIT ESTABLISHED AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.



ASSUMPTIONS:


- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.



- You are the sole owner. You (and your spouse for the joint benefit) are age
  67.



- Annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or the contract value times the ALP percentage is greater than the ALP. Applied annual step-ups are indicated in BOLD.



- You elect the Moderate PN program model portfolio or investment option at issue. On the 7th contract anniversary, you elect to change to the Moderately Aggressive PN program model portfolio or investment option. The target PN program model portfolio or investment option under the contract is the Moderate PN program model portfolio or investment option.




                                  HYPOTHETICAL
CONTRACT                             ASSUMED                                  BASIC BENEFIT                LIFETIME BENEFIT
DURATION   PURCHASE    PARTIAL      CONTRACT                      -------------------------------------   -----------------
IN YEARS   PAYMENTS  WITHDRAWALS      VALUE        WAB      BDP      GBA        RBA       GBP      RBP      ALP       RALP

At Issue   $100,000         NA      $100,000    $100,000    0.0%  $100,000   $100,000   $6,000   $    0    $6,000    $    0

1                 0          0       105,000     105,000    0.0%   105,000    105,000    6,300        0     6,300         0

2                 0          0       110,000     110,000    0.0%   110,000    110,000    6,600        0     6,600         0

3                 0          0       105,000     110,000    4.5%   110,000    110,000    6,600    6,600(1)  6,600     6,600(1)

3.5               0      6,000        99,000     103,714    4.5%   110,000    104,000    6,600      600     6,600       600

4                 0          0        95,000     103,714    8.4%   110,000    104,000    6,600    6,600     6,600     6,600

5                 0          0        75,000     103,714   27.7%    90,000    104,000    5,500(2) 5,500(2)  5,500(2)  5,500(2)

5.5               0     10,000        70,000      70,000(3) 0.0%    70,000     70,000    3,500(3) 3,500(3)  3,500(3)  3,500(3)

6                 0          0        75,000      75,000    0.0%    75,000     75,000    4,500    4,500     4,500     4,500

7                 0          0        70,000      70,000(4) 0.0%    70,000(4)  70,000(4) 4,200(4) 4,200(4)  4,200(4)  4,200(4)




(1) At the end of the 3-Year waiting period, the RBP and RALP are set equal to the GBP and ALP, respectively.


(2) The ALP percentage and GBP percentage are 6% when the BDP is less than 20% and 5% when the BDP is greater than or equal to 20%.


(3) The $10,000 withdrawal is greater than both the $5,500 RBP and RALP allowed under the basic benefit and lifetime benefit, therefore excess withdrawal processing is applied to both benefits. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or the ALP percentage times the contract value following the withdrawal. The WAB is reset to the ALP after the reset divided by the current ALP Percentage. The BDP at the time of withdrawal is greater than or equal to 20%, so the ALP percentage and GBP percentage are set at 5% for the remainder of the contract year.


(4) Allocation to the Moderately Aggressive PN program model portfolio or investment option during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP is reset to the lesser of the prior ALP or the ALP Percentage times the contract value. Any future withdrawals will reallocate your contract value to the Moderate PN program model portfolio or investment option if you are invested more aggressively than the Moderate PN program model portfolio or investment option. The WAB is reset to the ALP after the reset divided by the current ALP percentage.



--------------------------------------------------------------------------------
 86 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY NEW YORK -- PROSPECTUS

EXAMPLE -- ACCUMULATION BENEFIT RIDER
The following example shows how the Accumulation Benefit rider works based on hypothetical values. It is not intended to depict investment performance of the contract.

THE EXAMPLE ASSUMES:
- You purchase the contract (with the Accumulation Benefit rider) with a payment of $100,000. No purchase payment credit applies.

- You make no additional purchase payments.


- You do not exercise the elective step-up option






                                                                                       HYPOTHETICAL
END OF       PARTIAL SURRENDER     MCAV ADJUSTMENT                   ACCUMULATION         ASSUMED
CONTRACT       (BEGINNING OF         FOR PARTIAL                        BENEFIT          CONTRACT
YEAR               YEAR)              SURRENDER          MCAV           AMOUNT             VALUE

1                  $    0               $    0         $100,000         $     0          $112,000

2                       0                    0          102,400               0           128,000

3                       0                    0          108,000               0           135,000

4                       0                    0          108,000               0           125,000

5                       0                    0          108,000               0           110,000

6                   2,000                1,964          106,036               0           122,000

7                       0                    0          112,000               0           140,000

8                       0                    0          112,000               0           121,000

9                   5,000                4,628          107,372               0            98,000

10                      0                    0          107,372          22,372            85,000



EXAMPLE -- SECURESOURCE RIDERS


EXAMPLE #1: SINGLE LIFE BENEFIT: COVERED PERSON HAS NOT REACHED AGE 68 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.


ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.


- You are the sole owner and also the annuitant. You are age 63.



- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.



- You elect the Moderate PN program model portfolio or investment option at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive PN program model portfolio or investment option. The target PN program model portfolio or investment option under the contract is the Moderate model portfolio or investment option.



                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP

At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $  N/A      $  N/A

0.5                 0         5,000           92,000        100,000       95,000      7,000      2,000         N/A         N/A

1                   0             0           90,000         90,000(1)    90,000(1)   6,300      6,300         N/A         N/A

2                   0             0           81,000         90,000       90,000      6,300      6,300         N/A         N/A

5                   0             0           75,000         90,000       90,000      6,300      6,300       5,400(2)    5,400(2)

5.5                 0         5,400           70,000         90,000       84,600      6,300        900       5,400           0

6                   0             0           69,000         90,000       84,600      6,300      6,300       5,400       5,400

6.5                 0         6,300           62,000         90,000       78,300      6,300          0       3,720(3)        0

7                   0             0           64,000         90,000       78,300      6,300      6,300       3,840       3,840

7.5                 0        10,000           51,000         51,000(4)    51,000(4)   3,570          0       3,060(4)        0

8                   0             0           55,000         55,000       55,000      3,850      3,850       3,300       3,300




--------------------------------------------------------------------------------
   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY
NEW YORK -- PROSPECTUS                                                        87

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation, contract ownership change, or PN program model portfolio or investment option changes), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.



(1) Allocation to the Moderately Aggressive model portfolio during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP (if established) is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate PN program model portfolio or investment option if you are invested more aggressively than the Moderate PN program model portfolio or investment option.


(2) The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 68 as 6% of the RBA.

(3) The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


--------------------------------------------------------------------------------
 88 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY NEW YORK -- PROSPECTUS

EXAMPLE #2: SINGLE LIFE BENEFIT: COVERED PERSON HAS REACHED AGE 68 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.


ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.


- You are the sole owner and also the annuitant. You are age 68.



- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.



- Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider. Your spouse is over age 68 and is the new covered person.



                                                                                            LIFETIME
                                  HYPOTHETICAL                                             WITHDRAWAL
CONTRACT                             ASSUMED          BASIC WITHDRAWAL BENEFIT              BENEFIT
DURATION   PURCHASE    PARTIAL      CONTRACT    ------------------------------------   -----------------
IN YEARS   PAYMENTS  WITHDRAWALS      VALUE        GBA        RBA      GBP      RBP      ALP       RALP

At Issue   $100,000    $   N/A      $100,000    $100,000   $100,000  $7,000   $7,000    $6,000    $6,000

1                 0          0       105,000     105,000    105,000   7,350    7,000(1)  6,300     6,000(1)

2                 0          0       110,000     110,000    110,000   7,700    7,000(1)  6,600     6,000(1)

3                 0          0       110,000     110,000    110,000   7,700    7,700(2)  6,600     6,600(2)

3.5               0      6,600       110,000     110,000    103,400   7,700    1,100     6,600         0

4                 0          0       115,000     115,000    115,000   8,050    8,050     6,900     6,900

4.5               0      8,050       116,000     115,000    106,950   8,050        0     6,900(3)      0

5                 0          0       120,000     120,000    120,000   8,400    8,400     7,200     7,200

5.5               0     10,000       122,000     120,000(4) 110,000(4)8,400        0     7,200(4)      0

6                 0          0       125,000     125,000    125,000   8,750    8,750     7,500     7,500

6.5               0          0       110,000     125,000    125,000   8,750    8,750     6,600(5)  6,600(5)

7                 0          0       105,000     125,000    125,000   8,750    8,750     6,600     6,600



At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, contract ownership change, or PN program model portfolio or investment option changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $6,600 each year until the later of your spouse's death or the RBA is reduced to zero.



(1) The annual Step-up has not been applied to the RBP or RALP because any withdrawal after step up during the Waiting Period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the Waiting Period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.


(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.

(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(5) At spousal continuation, the ALP is reset to the lesser of the prior ALP or 6% of the contract value and the RALP is reset to the ALP.


--------------------------------------------------------------------------------
   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY
NEW YORK -- PROSPECTUS                                                        89

EXAMPLE #3: JOINT LIFE BENEFIT: YOUNGER COVERED SPOUSE HAS NOT REACHED 68 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.


ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.


- You are age 62 and your spouse is age 63.



- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 5.5% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.



- You elect the Moderate PN program model portfolio or investment option at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive PN program model portfolio or investment option. The target model portfolio under the contract is the Moderate PN program model portfolio or investment option.


- Your death occurs after 9 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.


                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP

At Issue     $100,000       $    NA         $100,000       $100,000     $100,000     $7,000     $7,000      $   NA      $   NA

0.5                 0         5,000           92,000        100,000       95,000      7,000      2,000          NA          NA

1                   0             0           90,000         90,000(1)    90,000(1)   6,300      6,300          NA          NA

2                   0             0           81,000         90,000       90,000      6,300      6,300          NA          NA

6                   0             0           75,000         90,000       90,000      6,300      6,300       4,950(2)    4,950(2)

6.5                 0          4950           70,000         90,000       85,050      6,300      1,350       4,950           0

7                   0             0           69,000         90,000       85,050      6,300      6,300       4,950       4,950

7.5                 0         6,300           62,000         90,000       78,750      6,300          0       3,410(3)        0

8                   0             0           64,000         90,000       78,750      6,300      6,300       3,520       3,520

8.5                 0        10,000           51,000         51,000(4)    51,000(4)   3,570          0       2,805(4)        0

9                   0             0           55,000         55,000       55,000      3,850      3,850       3,025       3,025

9.5                 0             0           54,000         55,000       55,000      3,850      3,850       3,025       3,025

10                  0             0           52,000         55,000       55,000      3,850      3,850       3,025       3,025



At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or PN program model portfolio or investment option changes), your spouse can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,025 each year until the later of your spouse's death or the RBA is reduced to zero.



(1) Allocation to the Moderately Aggressive PN program model portfolio or investment option during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP is reset to the lesser of the prior ALP or 5.5% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate PN program model portfolio or investment option if you are invested more aggressively than the Moderate PN program model portfolio or investment option.

(2) The ALP and RALP are established on the contract anniversary date following the date the younger Covered Spouse reaches age 68 as 5.5% of the RBA.
(3) The $6,300 withdrawal is greater than the $4,950 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 5.5% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,520 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 5.5% of the contract value following the withdrawal.


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ANNUITY NEW YORK -- PROSPECTUS

EXAMPLE #4: JOINT LIFE BENEFIT: YOUNGER COVERED SPOUSE HAS REACHED 68 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.


ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 and make no additional payments to the contract


- You are age 71 and your spouse is age 70.



- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 5.5% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.


- Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.


                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
                                             ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
CONTRACT     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
DURATION     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP

At issue     $100,000       $    NA         $100,000       $100,000     $100,000     $7,000     $7,000      $5,500      $5,500

1                   0             0          105,000        105,000      105,000      7,350      7,000(1)    5,775       5,500(1)

2                   0             0          110,000        110,000      110,000      7,700      7,000(1)    6,050       5,500(1)

3                   0             0          110,000        110,000      110,000      7,700      7,700(2)    6,050       6,050(2)

3.5                 0         6,050          110,000        110,000      103,950      7,700      1,650       6,050           0

4                   0             0          115,000        115,000      115,000      8,050      8,050       6,325       6,325

4.5                 0         8,050          116,000        115,000      106,950      8,050          0       6,325(3)        0

5                   0             0          120,000        120,000      120,000      8,400      8,400       6,600       6,600

5.5                 0        10,000          122,000        120,000(4)   110,000(4)   8,400          0       6,600(4)        0

6                   0             0          125,000        125,000      125,000      8,750      8,750       6,875       6,875

6.5                 0             0          110,000        125,000      125,000      8,750      8,750       6,875       6,875

7                   0             0          105,000        125,000      125,000      8,750      8,750       6,875       6,875



At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or PN program model portfolio or investment option changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $6,875 each year until the later of your spouse's death or the RBA is reduced to zero.



(1) The Annual Step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.


(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.

(3) The $8,050 withdrawal is greater than the $6,325 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 5.5% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $6,600 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 5.5% of the contract value following the withdrawal.


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   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY
NEW YORK -- PROSPECTUS                                                        91

APPENDIX E: EXAMPLE -- ADDITIONAL RMD DISCLOSURE

This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the SecureSource rider or GWB for Life rider to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal processing described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days' written notice to you.


For SecureSource Flex riders, owners subject to annual RMD rules under Section 401(a)(9) of the Code, withdrawing from this contract during the waiting period to satisfy these rules will set your benefits to zero. Amounts you withdraw from this contract ( for SecureSource Flex riders, amounts you withdraw from this contract after the waiting period)to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider, subject to the following rules and our current administrative practice:



(1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year(1),



    - A Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the value of the RBP from the beginning of the current contract year(1).



    - Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year. These withdrawals will not be considered excess withdrawals as long as they do not exceed combined RBP and BABA values.


    - Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.


    - Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described by the SecureSource rider or GWB for Life rider.



(2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current contract year(1),


    - A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the value of RALP from the beginning of the current contract year.


    - Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year. These withdrawals will not be considered excess withdrawals as long as they do not exceed combined RALP and LABA values.


    - Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.

    - Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the SecureSource rider or GWB for Life rider.

(3) If the ALP is established on a contract anniversary where your current ALERMDA is greater than the new RALP,

    - An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.

    - This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.


(1) For SecureSource Flex riders, adjusted for any subsequent changes between 5% and 6% as described under "GBP Percentage and ALP Percentage"


The ALERMDA is:


(1) determined by us each calendar year (for SecureSource Flex riders, starting with the one in which the waiting period ends);



(2) based on your initial purchase payment and not the entire interest value in the calendar year of contract issue and therefore may not be sufficient to allow you to withdraw your RMD without causing an excess withdrawal;



(3) based solely on the value of the contract to which the SecureSource rider is attached as of the date we make the determination;



(4) based on recalculated life expectancy taken from the Uniform Lifetime Table under the Code (applicable only to SecureSource riders); and



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




(5) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:


      1. IRAs under Section 408(b) of the Code;

      2. Roth IRAs under Section 408A of the Code;

      3. SIMPLE IRA under Section 408(p) of the Code;

      4. Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code;

      5. Custodial and investment only plans under Section 401(a) of the Code;

      6. TSAs under Section 403(b) of the Code.

In the future, the requirements under tax law for such distributions may change and the life expectancy amount calculation provided under your SecureSource or GWB for Life rider may not be sufficient to satisfy the requirements under the tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. some ownerships by trusts and charities), we will calculate the life expectancy RMD amount as zero in all years.


Please consult your tax advisor about the impact of these rules prior to purchasing the SecureSource rider.



--------------------------------------------------------------------------------
   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY
NEW YORK -- PROSPECTUS                                                        93

APPENDIX F: SECURESOURCE RIDER DISCLOSURE



SECURESOURCE RIDERS



THE SECURESOURCE RIDERS ARE NOT AVAILABLE FOR RAVA 4 ACCESS.



There are two optional SecureSource riders available under your contract:



- SecureSource - Single Life; or



- SecureSource - Joint Life.



The information in this section applies to both SecureSource riders, unless otherwise noted.



The SecureSource - Single Life rider covers one person. The SecureSource - Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource - Single Life rider or the SecureSource - Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.



The SecureSource rider is an optional benefit that you may select for an additional annual charge if :



- SINGLE LIFE: you are 80 or younger on the contract issue date, or, if an owner is a non natural person, then the annuitant is age 80 or younger on the contract issue date; or



- JOINT LIFE: you and your spouse are 80 or younger on the contract issue date.



The SecureSource rider is not available under an inherited qualified annuity.



The SecureSource rider guarantees (unless the rider is terminated. See "Rider Termination" heading below.) that regardless of the investment performance of your contract you will be able to withdraw up to a certain amount each year from the contract before the annuity payouts begin until:



- SINGLE LIFE: you have recovered at minimum all of your purchase payments plus any purchase payment credit or, if later, until death (see "At Death" heading below) -- even if the contract value is zero.



- JOINT LIFE: you have recovered at minimum all of your purchase payments plus any purchase payment credit or, if later, until the death of the last surviving covered spouse (see "Joint Life only: Covered Spouses" and "At Death" headings below) -- even if the contract value is zero.



Your contract provides for annuity payouts to begin on the settlement date (see "Buying Your Contract -- Settlement Date"). Before the settlement date, you have the right to surrender some or all of your contract value, less applicable administrative, surrender and rider charges imposed under the contract at the time of the surrender (see "Making the Most of Your Contract -- Surrenders"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain surrender amount each year before the annuity payouts begin, nor does it guarantee the length of time over which such surrenders can be made before the annuity payouts begin.



For the purposes of this rider, the term "withdrawal" is equal to the term "surrender" in the contract or any other riders. Withdrawals will adjust contract values and benefits in the same manner as surrenders.



The SecureSource rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.



Under the terms of the SecureSource rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:



(1) The basic withdrawal benefit gives you the right to take limited withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments plus any purchase payment credits (unless the rider is terminated. See "Rider Termination" heading below). Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment (GBP)", "Remaining Benefit Payment
    (RBP)", "Guaranteed Benefit Amount (GBA)" and "Remaining Benefit Amount
    (RBA)." See these headings below for more information.



(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited withdrawals until the later of:



- SINGLE LIFE: death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See "Rider Termination" heading below);



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ANNUITY NEW YORK -- PROSPECTUS

- JOINT LIFE: death of the last surviving covered spouse (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See "Rider Termination" heading below).



Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment (ALP)", "Remaining Annual Lifetime Payment (RALP)", "Single Life only:
Covered Person", "Joint Life only: Covered Spouses" and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.



Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the:



- SINGLE LIFE: covered person reaches age 68, or the rider effective date if the covered person is age 68 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below);



- JOINT LIFE: younger covered spouse reaches age 68, or the rider effective date if the younger covered spouse is age 68 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" and "Annual Lifetime Payments (ALP)" headings below).



Provided annuity payouts have not begun, the SecureSource rider guarantees that you may take the following withdrawal amounts each contract year:



- Before the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;



- After the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawal of the sum of both the RALP and the RBP in a contract year.



If you withdraw less than the allowed withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your withdrawals in each contract year do not exceed the allowed annual withdrawal amount under the rider:



- SINGLE LIFE: and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for withdrawal will not decrease;



- JOINT LIFE: the guaranteed amounts available for withdrawal will not decrease.



If you withdraw more than the allowed annual withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below).



Please note that basic withdrawal benefit and lifetime withdrawal benefit each has its own definition of the allowed annual withdrawal amount. Therefore a withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.



If your withdrawals exceed the greater of the RBP or the RALP, surrender charges under the terms of the contract may apply (see "Charges -- Surrender Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge. We pay you the amount you request. Any withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full surrender of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Surrenders").



The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below), change your PN program model portfolio or investment option, or change from a PN program model portfolio to an investment option, the rider charge may change (see "Charges").



If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the end of the waiting period. You may take withdrawals after the waiting period without reversal of prior step ups.



You should consider whether a SecureSource rider is appropriate for you because:



- LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:



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   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY
NEW YORK -- PROSPECTUS                                                        95

(a) SINGLE LIFE: Once the contract value equals zero, payments are made for as long as the oldest owner or, if an owner is a nonnatural person, the oldest annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates when a death benefit becomes payable (see "At Death" heading below). Therefore, if there are multiple contract owners the rider may terminate or the lifetime withdrawal benefit may be reduced when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contract).



    JOINT LIFE: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the death of the last surviving covered spouse (see "At Death" heading below).



(b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.



(c) When the lifetime withdrawal benefit is first established, the initial ALP is based on



    (i) SINGLE LIFE: the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change; or



    (ii) JOINT LIFE: the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below).



    Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.



(d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the rider will terminate.



- USE OF PORTFOLIO NAVIGATOR PROGRAM REQUIRED: You must be invested in one of the available PN program model portfolios or investment options of the PN program. This requirement limits your choice of investments to those that are in the PN program investment options or those that are in the model portfolios (if applicable) you have selected. You may allocate qualifying purchase payments and applicable purchase payment credits to the Special DCA fixed account, when available (see "The Special DCA Fixed Account"), and we will make monthly transfers into the model portfolio you have chosen. This means you will not be able to allocate contract value to all of the subaccounts or the regular fixed account that are available under the contract to contract owners who do not elect the rider. (See "Making the Most of Your
  Contract -- Portfolio Navigator Program.") You may make two elective investment option changes per contract year; we reserve the right to limit elective investment option changes if required to comply with the written instructions of a fund (see "Market Timing").



  You can allocate your contract value to any available investment options during the following times: (1) prior to your first withdrawal and (2) following a benefit reset as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your model portfolio or investment option to any available model portfolio or investment option.



  Immediately following a withdrawal your contract value will be reallocated to the target investment option as shown in your contract if your current model portfolio or investment option is more aggressive than the target model portfolio or investment option. This automatic reallocation is not included in the total number of allowed model changes per contract year and will not cause your rider fee to increase. The target investment option is currently the Moderate investment option. We reserve the right to change the target investment option to an investment option that is more aggressive than the current target investment option after 30 days written notice.



After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your model portfolio or investment option to the target investment option or any model portfolio or investment option that is more conservative than the target investment option without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to an investment option that is more aggressive than the target investment option, your rider benefit will be reset as follows:



(a) the total GBA will be reset to the lesser of its current value or the contract value; and



(b) the total RBA will be reset to the lesser of its current value or the contract value; and



(c) the ALP, if established, will be reset to the lesser of its current value or 6% of the contract value; or:



  - Single Life: 6%;



  - Joint Life: 5.5%



of the contract value; and



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




(d) the GBP will be recalculated as described below, based on the reset GBA and RBA; and



(e) the RBP will be recalculated as the reset GBP less all prior withdrawals made during the current contract year, but not less than zero; and



(f) the RALP will be recalculated as the reset ALP less all prior withdrawals made during the current contract year, but not be less than zero.



You may request to change your investment option(or change from a model portfolio to an investment option) by written request on an authorized form or by another method agreed to by us.



- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER YOUR CONTRACT: You may elect only the SecureSource - Single Life rider or the SecureSource - Joint Life rider. If you elect the SecureSource rider, you may not elect the Accumulation Benefit rider.



- NON-CANCELABLE: Once elected, the SecureSource rider may not be cancelled (except as provided under "Rider Termination" heading below) and the fee will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below). Dissolution of marriage does not terminate the SecureSource - Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource - Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural ownership). The rider will terminate at the death of the contract owner (or annuitant in the case of nonnatural ownership) because the original spouse will be unable to elect the spousal continuation provision of the contract (see "Joint Life only: Covered Spouses" below).



- JOINT LIFE: LIMITATIONS ON CONTRACT OWNERS, ANNUITANTS AND BENEFICIARIES:
  Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal continuation provision of the contract upon the owner's death, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary. For non-natural ownership arrangements that allow for spousal continuation one covered spouse should be the annuitant and the other covered spouse should be the sole primary beneficiary. For revocable trust ownerships, the grantor of the trust must be the annuitant and the beneficiary must either be the annuitant's spouse or a trust that names the annuitant's spouse as the sole primary beneficiary. You are responsible for establishing ownership arrangements that will allow for spousal continuation.



  If you select the SecureSource - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.



- LIMITATIONS ON PURCHASE PAYMENTS: Currently, we limit the cumulative additional purchase payments to $100,000.



- INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to surrender from the contract in each contract year without incurring a surrender charge (see "Charges -- Surrender Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.



You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:



- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see
  "Taxes -- Nonqualified Annuities"). Withdrawals are taxable income to the extent of earnings. Withdrawals of earnings before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may also be considered taxable income. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.



- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the guaranteed amount of withdrawal available under the rider and such withdrawals may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix E for additional information.



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- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). Therefore, a SecureSource rider may be of limited value to you.



KEY TERMS AND PROVISIONS OF THE SECURESOURCE RIDER ARE DESCRIBED BELOW:


WITHDRAWAL: The amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any surrender charge.



WAITING PERIOD: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.



GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative withdrawals guaranteed by the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. It is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.



THE GBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:



- At contract issue -- the GBA is equal to the initial purchase payment, plus any purchase payment credit.



- When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment, plus any purchase payment credit.



- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).



- When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.



- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment, plus any purchase payment credit. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.



- When you make a withdrawal at any time and the amount withdrawn is:



  (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.



  (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.



GBA EXCESS WITHDRAWAL PROCESSING


The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:



(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and



(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.



REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by the rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.



THE RBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:


- At contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credit.



- When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal to that payment's GBA (the amount of the purchase payment, plus any purchase payment credit).



- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).



- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment, plus any purchase payment credit. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.



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- When you make a withdrawal at any time and the amount withdrawn is:



  (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.



  (b) is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. Please note that if the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.



RBA EXCESS WITHDRAWAL PROCESSING


The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.



If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:



1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and



2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.



GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for withdrawal in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.



During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.



THE GBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:


- At contract issue -- the GBP is established as 7% of the GBA value.



- At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.



- When you make additional purchase payments -- each additional purchase payment has its own GBP equal to the purchase payment amount, plus any purchase payment credit multiplied by 7%.



- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).



- When an individual RBA is reduced to zero -- the GBP associated with that RBA will also be reset to zero.



- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment plus any purchase payment credit. Each payment's GBP will be reset to 7% of the sum of purchase payment and any purchase payment credit. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.



- When you make a withdrawal at any time and the amount withdrawn is:



  (a) less than or equal to the total RBP -- the GBP remains unchanged.



  (b) is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.



REMAINING BENEFIT PAYMENT (RBP): The amount available for withdrawal for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount may be less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.



THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:


- At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%.



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- At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.



- When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.



- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).



- At spousal continuation -- (see "Spousal Option to Continue the Contract" heading below).



- When an individual RBA is reduced to zero -- the RBP associated with that RBA will also be reset to zero.



- When you make any withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the withdrawal less the amount of the withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.



SINGLE LIFE ONLY: COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered person is the oldest contract owner. If the owner is a nonnatural person, e.g., a trust or corporation, the covered person is the oldest annuitant. A spousal continuation or a change of contract ownership may reduce the amount of the lifetime withdrawal benefit and may change the covered person.



JOINT LIFE ONLY: COVERED SPOUSES: The contract owner and his or her legally married spouse as defined under federal law, as named on the application and as shown in the contract for as long as the marriage is valid and in effect. If the contract owner is a nonnatural person (e.g., a trust), the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered spouses are established on the rider effective date and cannot be changed.



ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA):



- SINGLE LIFE: The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 68.



- JOINT LIFE: The age of the younger covered spouse at which time the lifetime benefit is established.



ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP under the lifetime withdrawal benefit is at any time the amount available for withdrawals in each contract year after the waiting period until the later of:



- SINGLE LIFE: death; or



- JOINT LIFE: death of the last surviving covered spouse; or



- the RBA is reduced to zero.



The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.



During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.



THE ALP IS DETERMINED AT THE FOLLOWING TIMES:


- SINGLE LIFE: The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 68 -- the ALP is established as 6% of the total RBA.



- JOINT LIFE: The ALP is established as 5.5% of the total RBA on the earliest of the following dates:



  (a) the rider effective date if the younger covered spouse has already reached age 68.



  (b) the rider anniversary on/following the date the younger covered spouse reaches age 68.



  (c) upon the first death of a covered spouse, then



     (1) the date we receive written request when the death benefit is not payable and the surviving covered spouse has already reached age 68; or



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     (2) the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 68; or



     (3) the rider anniversary following the date the surviving covered spouse reaches age 68.



  (d) Following dissolution of marriage of the covered spouses,



     (1) the date we receive written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) has already reached age 68; or



     (2) the rider anniversary following the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) reaches age 68.



- When you make additional purchase payments -- each additional purchase payment increases the ALP by:



- SINGLE LIFE: 6%;



- JOINT LIFE: 5.5%



of the sum of the purchase payment plus any purchase payment credits.



- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).



- SINGLE LIFE: At spousal continuation or contract ownership change -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).



- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments plus any purchase payment credit, multiplied by;



- SINGLE LIFE: 6%;



- JOINT LIFE: 5.5%



The step up reversal will only happen once during the waiting period, when the first withdrawal is made.



- When you make a withdrawal at any time and the amount withdrawn is:



  (a) less than or equal to the RALP -- the ALP remains unchanged.



  (b) is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.



ALP EXCESS WITHDRAWAL PROCESSING


The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or:



- SINGLE LIFE: 6%;



- JOINT LIFE: 5.5%



of the contract value immediately following the withdrawal.



REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for withdrawal for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.



- THE RALP IS DETERMINED AT THE FOLLOWING TIMES:



- The RALP is established at the same time as the ALP, and:



  (a) During the waiting period and prior to any withdrawals -- the RALP is established equal to:



- SINGLE LIFE: 6%;



- JOINT LIFE: 5.5%



of purchase payments, plus purchase payment credit, multiplied by 6%.



  (b) At any other time -- the RALP is established equal to the ALP less all prior withdrawals made in the contract year but not less than zero.



- At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments plus any purchase payment credit, multiplied by:



- SINGLE LIFE: 6%;



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- JOINT LIFE: 5.5%



- At the beginning of any other contract year -- the RALP is set equal to ALP.



- When you make additional purchase payments -- each additional purchase payment increases the RALP by:



- SINGLE LIFE: 6%;



- JOINT LIFE: 5.5%



of the sum of the purchase payment amount plus any purchase payment credit.



- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).



- When you make any withdrawal -- the RALP equals the RALP immediately prior to the withdrawal less the amount of the withdrawal but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and may reduce the amount available for future withdrawals. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.



REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from your contract and the RMD calculated separately for your contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of the RMD that exceeds the RBP or RALP on the most recent rider anniversary will not be subject to excess withdrawal processing provided that the following conditions are met:



- The RMD is for your contract alone;



- The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and



- The RMD amount is otherwise based on the requirements of section 401(a)(9), related Code provisions and regulations thereunder that were in effect on the effective date of the rider.



RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.



Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above. See Appendix E for additional information.



STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).



ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP and RALP, and may extend the payment period or increase the allowable payment.



The annual step up may be available as described below, subject to the following rules:



- The annual step up is effective on the step up date.



- Only one step up is allowed each contract year.



- If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.



- On any rider anniversary where the RBA or, if established, the ALP would increase and the application of the step up would not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.



- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary as long as either the contract value is greater than the total RBA or:



- SINGLE LIFE: 6%;



- JOINT LIFE: 5.5%



of the contract value is greater than the ALP, if established, on the step up date. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your financial advisor. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.



- The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.



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- Please note it is possible for the ALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP does not step up.



The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:



- The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.



- The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.



- The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.



- The total RBP will be reset as follows:



  (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.



  (b) At any other time, the RBP will be reset to the increased GBP less all prior withdrawals made in the current contract year, but not less than zero.



- The ALP will be reset to the greater of the ALP immediately prior to the step up date or:



- SINGLE LIFE: 6%;



- JOINT LIFE: 5.5%



of the contract value on the step up date.



- The RALP will be reset as follows:



  (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.



  (b) At any other time, the RALP will be reset to the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.



SPOUSAL OPTION TO CONTINUE THE CONTRACT UPON OWNER'S DEATH:


SINGLE LIFE: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource - Single Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate; if the covered person changes due to a spousal continuation the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:



- The GBA, RBA and GBP values remain unchanged.



- The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.



- If the ALP has not yet been established and the new covered person has not yet reached age 68 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches age 68 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.



- If the ALP has not yet been established but the new covered person is age 68 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior withdrawals made in the current contract year, but not less than zero.



- If the ALP has been established but the new covered person has not yet reached age 68 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 68. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to the ALP.



- If the ALP has been established and the new covered person is age 68 or older as of the date of continuation -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.



Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.



JOINT LIFE: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource - Joint Life rider also continues. When the spouse elects to continue the contract, any remaining


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waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate. The surviving covered spouse can name a new beneficiary, however, a new covered spouse cannot be added to the rider.



SPOUSAL CONTINUATION STEP UP: At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.



RULES FOR SURRENDER PROVISION OF YOUR CONTRACT: For surrenders, the surrender will be made from the variable subaccounts, and the Regular Fixed Account (if applicable) in the same proportion as your interest in each bears to the contract value less amounts in any Special DCA fixed account. You cannot specify from which accounts the surrender is to be made.



IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:



1) The ALP has not yet been established and the contract value is reduced to zero as a result of fees or charges or a withdrawal that is less than or equal to the RBP. In this scenario, you can choose to:



  (a) receive the remaining schedule of GBPs until the RBA equals zero; or



  (b) SINGLE LIFE: wait until the rider anniversary following the date the covered person reaches age 68, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or



  (c) JOINT LIFE: wait until the rider anniversary following the date the younger covered spouse reaches age 68, and then receive the ALP annually until the latter of (i) the death of the last surviving covered spouse, or
      (ii) the RBA is reduced to zero.



We will notify you of this option. If no election is made, the ALP will be paid.



2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:



  (a) the remaining schedule of GBPs until the RBA equals zero; or



  (b) SINGLE LIFE: the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or



  (c) JOINT LIFE: the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.



We will notify you of this option. If no election is made, the ALP will be paid.



3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.



4) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the:



- SINGLE LIFE: covered person;



- JOINT LIFE: last surviving covered spouse.



Under any of these scenarios:



- The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;



- We will no longer accept additional purchase payments;



- You will no longer be charged for the rider;



- Any attached death benefit riders will terminate; and



- SINGLE LIFE: The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.



- JOINT LIFE: If the owner had been receiving the ALP, upon the first death the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero. In all other situations the death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.



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The SecureSource rider and the contract will terminate under either of the following two scenarios:



- If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full surrender of the contract value.



- If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.



AT DEATH:



SINGLE LIFE: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract above.



If the contract value equals zero and the death benefit becomes payable, the following will occur:



- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.



- If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.



- If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.



- If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.



- If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.



JOINT LIFE: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation provision of the contract and continue the contract as the new owner to continue the joint benefit. If spousal continuation is not available under the terms of the contract, the rider terminates. The lifetime benefit of this rider ends at the death of the last surviving covered spouse.



If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or
3) continue the contract under the spousal continuation provision of the contract above.



If the contract value equals zero at the first death of a covered spouse, the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero.



If the contract value equals zero at the death of the last surviving covered spouse, the following will occur:



- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.



- If the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.



- If the RBA equals zero, the benefit terminates. No further payments will be made.



CONTRACT OWNERSHIP CHANGE:


SINGLE LIFE: If the contract changes ownership (see "Changing Ownership"), the GBA, RBA, GBP, RBP values will remain unchanged and the ALP and RALP will be reset as follows. Our current administrative practice is to only reset the ALP and RALP if the covered person changes due to the ownership change.



- If the ALP has not yet been established and the new covered person has not yet reached age 68 as of the ownership change date -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 68. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments plus any purchase payment credits, multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set equal to the ALP.



- If the ALP has not yet been established but the new covered person is age 68 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments plus any purchase payment credits


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  multiplied by 6%. If the ownership change date occurs at any other time, the
  RALP will be set to the ALP less all prior withdrawals made in the current contract year but not less than zero.



- If the ALP has been established but the new covered person has not yet reached age 68 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 68. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments plus any purchase payment credits, multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.



- If the ALP has been established and the new covered person is age 68 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments plus any purchase payment credits multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.



Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.



JOINT LIFE: Ownership changes are only allowed between the covered spouses or their revocable trust(s). No other ownership changes are allowed as long as the rider is in force.



REMAINING BENEFIT AMOUNT (RBA) PAYOUT OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the SecureSource rider.



Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").



This option may not be available if the contract is issued to qualify under section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the number of years it will take to deplete the RBA by paying the GBP each year is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS.



This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.



RIDER TERMINATION


The SecureSource rider cannot be terminated either by you or us except as follows:



1. SINGLE LIFE: After the death benefit is payable the rider will terminate if:



  (a) any one other than your spouse continues the contract, or



  (b) your spouse does not use the spousal continuation provision of the contract to continue the contract.



2. JOINT LIFE: After the death benefit is payable the rider will terminate if:



  (a) any one other than a covered spouse continues the contract, or



  (b) a covered spouse does not use the spousal continuation provision of the contract to continue the contract.



3. Annuity payouts under an annuity payout plan will terminate the rider.



4. Termination of the contract for any reason will terminate the rider.



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APPENDIX G: GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER DISCLOSURE


GUARANTOR WITHDRAWAL BENEFIT FOR LIFE (GWB FOR LIFE) RIDER
THE GWB FOR LIFE RIDER IS NO LONGER AVAILABLE FOR SALE.

The GWB for Life rider is an optional benefit that was offered for an additional annual charge if you are age 80 or younger on the contract issue date or, if an owner is a nonnatural person, then the annuitant is age 80 or younger on the contract issue date(1).

(1) The GWB for Life Rider is not available for RAVA 4 Access.

You must have elected the GWB for Life rider when you purchased your contract. The rider effective date will be the contract issue date. It is available for nonqualified annuities and qualified annuities except under 401(a) plans. It is not available under an inherited qualified annuity.

The GWB for Life rider guarantees that you will be able to withdraw up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin, until you have recovered at minimum all of your purchase payments plus any purchase payment credits. And, under certain limited circumstances defined in the rider, you have the right to take a specified amount of partial withdrawals in each contract year until death (see "At Death" heading below) -- even if the contract value is zero.

Your contract provides for annuity payouts to begin on the settlement date (see "Buying Your Contract -- Settlement Date"). Before the settlement date, you have the right to surrender some or all of your contract value, less applicable administrative, surrender and rider charges imposed under the contract at the time of the surrender (see "Surrenders"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain surrender amount each year before the annuity payouts begin, nor does it guarantee the length of time over which such surrenders can be made before the annuity payouts begin.

The GWB for Life rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.

Under the terms of the GWB for Life rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:

(1) The basic withdrawal benefit gives you the right to take limited partial withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments plus any purchase payment credits. Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment (GBP)", "Remaining Benefit Payment (RBP)," "Guaranteed Benefit Amount (GBA)," and "Remaining Benefit Amount (RBA)." See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited partial withdrawals until the later of death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero. Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment
    (ALP)", "Remaining Annual Lifetime Payment (RALP)", "Covered Person", and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the covered person reaches age 68 or the rider effective date if the covered person is age 68 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below).

Provided the annuity payouts have not begun, the GWB for Life rider guarantees that you may take the following partial withdrawal amounts each contract year:

- After the waiting period and before the establishment of the ALP, the rider guarantees that each contract year you can cumulatively withdraw an amount equal to the GBP;

- During the waiting period and before the establishment of the ALP, the rider guarantees that each contract year you can cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

- After the waiting period and after the establishment of the ALP, the rider guarantees that each contract year you have the option to cumulatively withdraw an amount equal to the ALP or the GBP, but the rider does not guarantee withdrawals of the sum of both the ALP and the GBP in a contract year;


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- During the waiting period and after the establishment of the ALP, the rider guarantees that each contract year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawals of the sum of both the RALP and the RBP in a contract year;

If you withdraw less than the allowed partial withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your partial withdrawals in each contract year do not exceed the annual partial withdrawal amount allowed under the rider, and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for partial withdrawals are protected (i.e. will not decrease).

If you withdraw more than the allowed partial withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing", "RBA Excess Withdrawal Processing", and "ALP Excess Withdrawal Processing" headings below).

Please note that each of the two benefits has its own definition of the allowed annual withdrawal amount. Therefore, a partial withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, basic benefit only, or both.


If your withdrawals exceed the greater of the RBP or the RALP, surrender charges under the terms of the contract may apply (see "Charges - Surrender Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge. We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits. (see "Benefits in Case of Death" and "Optional Benefits"). Upon full surrender of the contract, you will receive the remaining contract value less any applicable charges (see "Surrenders").


The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your PN program model portfolio, the rider charge may increase (see "Charges").

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the end of waiting period. You may take withdrawals after the waiting period without reversal of prior step ups.

You should consider whether the GWB for Life rider is appropriate for you because:

- LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

  (a) Once the contract equals zero, payments are made for as long as the oldest owner or, if an owner is a nonnatural person, the oldest annuitant, is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the guaranteed lifetime withdrawal benefit terminates when a death benefit becomes payable (see "At Death" heading below). Therefore, if there are multiple contract owners, the rider may terminate or the lifetime benefit may be reduced. When one of the contract owners dies the benefit terminates even though other contract owners are still living, (except if the contract is continued under the spousal continuation provision of the contract).

  (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

  (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change. Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

  (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the GWB for Life rider will terminate.


- USE OF THE PORTFOLIO NAVIGATOR PROGRAM IS REQUIRED: You must be invested in one of the available model portfolios or investment options of the PN program. This requirement limits your choice of investments. You may allocate qualifying purchase payments and applicable purchase payment credits to the Special DCA fixed account, when available (see "The Special DCA Fixed Account"), and we will make monthly transfers into the model portfolio or investment option you have chosen. This means you will not be able to allocate contract value to all of the subaccounts, or the regular fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Portfolio Navigator Program.") We reserve the right to limit the number of model portfolios or investment options from which you can select based on the dollar amount of purchase payments you make.


- LIMITATIONS ON PURCHASE PAYMENTS: Currently, we restrict cumulative subsequent purchase payments to $100,000.


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- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER THIS CONTRACT: If you select the
  GWB for Life rider, you may not elect the Accumulation Benefit rider.

- NON-CANCELABLE: Once elected, the GWB for Life rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.

- INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a surrender charge (see "Charges -- Surrender Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.

You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.


- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including partial withdrawals taken from the contract under the terms of this rider, are treated less favorably than amounts received as annuity payments under the contract. (See "Taxes -- Nonqualified Annuities.") Withdrawals are taxable income to the extent of earnings. Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may also be considered taxable income. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.


- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the guaranteed amount of withdrawal available under the rider and such withdrawals may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for this contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation. See Appendix E for additional information.


- TAX CONSIDERATIONS FOR TSAS: If your contract is a TSA, your right to take surrender is restricted (see "TSA -- Special Provisions").


KEY TERMS AND PROVISIONS OF THE GWB FOR LIFE RIDER ARE DESCRIBED BELOW:

WITHDRAWAL: For the purposes of this rider, the term "withdrawal" is equal to the term "surrender" in the contract or any other riders. Withdrawals will adjust contract values and benefits in the same manner as surrenders.

PARTIAL WITHDRAWALS: A withdrawal of an amount that does not result in a surrender of the contract. The partial withdrawal amount is a gross amount and will include any surrender charge.

WAITING PERIOD: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.

GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative amount available for partial withdrawals over the life of the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. Rather, the GBA is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

The GBA is determined at the following times, calculated as described:

- At contract issue -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

- When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment plus any purchase payment credit.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.

- When you make a partial withdrawal during the waiting period and after a step-up -- Any prior annual step-ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment plus any purchase payment credit. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.


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  (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE
      APPLIED TO THE GBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

GBA EXCESS WITHDRAWAL PROCESSING
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the excess withdrawal; or (b) the contract value immediately following the withdrawal.

If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus
(a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount of GBA that is guaranteed by this rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

The RBA is determined at the following times, calculated as described:

- At contract issue -- the RBA is equal to the initial purchase payment plus any purchase payment credit.

- When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal to that payment's GBA (the amount of the purchase payment plus any purchase payment credit).

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment plus any purchase payment credit. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.

  (b) is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

RBA EXCESS WITHDRAWAL PROCESSING
The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for partial withdrawals in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

The GBP is determined at the following times, calculated as described:

- At contract issue -- the GBP is established as 7% of the GBA value.


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- At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.

- When you make additional purchase payments -- each additional purchase payment has its own GBP equal to the purchase payment's amount plus any purchase payment credit, multiplied by 7%.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBP associated with that RBA will also be reset to zero.

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment's GBP will be reset to the sum of that purchase payment and any purchase payment credit, multiplied by 7%. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBP remains unchanged.

  (b) is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the partial withdrawal is made during the waiting period, these calculations are done AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT PAYMENT (RBP): The amount available for partial withdrawals for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount may be less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

The RBP is determined at the following times, calculated as described:

- At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%.

- At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

- When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At spousal continuation -- See "Spousal Option to Continue the Contract" heading below.

- When an individual RBA is reduced to zero -- the RBP associated with that RBA will also be reset to zero.

- When you make any partial withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for the future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments. The covered person is the oldest contract owner unless otherwise specified on your contract data page. If an owner is a nonnatural person (i.e. trust or corporation), the covered person is the oldest annuitant. A spousal continuation or a change of contract ownership may reduce the amount of the lifetime withdrawal benefit and may change the covered person.


ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA): The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 68.


ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP at any time is the amount available for withdrawals in each contract year after the waiting period until the later of death (see "At Death" heading below), or the RBA is reduced to zero, under the lifetime withdrawal benefit. The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.


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The ALP is determined at the following times:

- The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 68 -- the ALP is established as 6% of the total RBA.

- When you make additional purchase payments -- each additional purchase payment increases the ALP by the amount of the purchase payment plus any purchase payment credit, multiplied by 6%.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At contract ownership change -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments plus any purchase payment credits, multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the RALP -- the ALP remains unchanged.

  (b) is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. Please note that if the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

ALP EXCESS WITHDRAWAL PROCESSING
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for partial withdrawals for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:
- The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 68, and:

  (a) During the waiting period and Prior to any withdrawals -- the RALP is established equal to the sum of purchase payments and purchase payment credits, multiplied by 6%.

  (b) At any other time -- the RALP is established equal to the ALP.

- At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments plus any purchase payment credits, multiplied by 6%.

- At the beginning of any other contract year -- the RALP is set equal to ALP.

- When you make additional purchase payments -- each additional purchase payment increases the RALP by the sum of the purchase payment and any purchase payment credits, multiplied by 6%.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headlines below.)

- When you make any partial withdrawal -- the RALP equals the RALP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from this contract and the RMD calculated separately for this contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of the RMD that exceeds the RBP or RALP will not be subject to excess withdrawal processing provided that the following conditions are met:

- The RMD is the life expectancy RMD for this contract alone; and

- The RMD amount is based on the requirements of the Code section 401(a)(9), related Code provisions and regulations thereunder that were in effect on the effective date of this rider.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.


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Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above.

See Appendix E for additional information.

STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP, and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP, and RALP, and may extend the payment period or increase the allowable payment.

The annual step up is subject to the following rules:

- The annual step up is available when the RBA, or if established, the ALP, would increase on the step up date.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the annual step up will not be available until the end of the waiting period.

- If the application of the step up does not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your financial advisor. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

- Please note it is possible for the ALP to step up even if the RBA or GBA do not step up and it is also possible for the RBA and GBA to step up even if the ALP does not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

- The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

- The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

- The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

- The total RBP will be reset as follows:

  a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

  b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made in the current contract year, but not less than zero.

- The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

- The RALP will be reset as follows:

  a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

  b) At any other time, the RALP will be reset as the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.

SPOUSAL OPTION TO CONTINUE THE CONTRACT: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the GWB for Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled; the covered person will be re-determined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:

- The GBA, RBA, and GBP values remain unchanged.

- The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

- If the ALP has not yet been established and the new covered person has not yet reached age 68 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches

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  age 68 as the lesser of the RBA or the anniversary contract value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

- If the ALP has not yet been established but the new covered person is age 68 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior partial withdrawals made in the current contract year, but will never be less than zero.


- If the ALP has been established but the new covered person has not yet reached age 68 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 68. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to the ALP.


- If the ALP has been established and the new covered person is age 68 or older as of the date of continuation -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

SPOUSAL CONTINUATION STEP UP: If a surviving spouse elects to continue the contract, another elective step up option becomes available. To exercise the step up, the spouse or the spouse's financial advisor must submit a request within 30 days of the date of continuation. The step up date is the date we receive the spouse's request to step up. If the request is received after the close of business, the step up date will be the next valuation day. The GBA, RBA, GBP, RBP, ALP and RALP will be reset in the same fashion as the annual step up.

If the spousal continuation step up option is exercised and we have increased the charge for the rider, the spouse will pay the charge that is in effect on the step up date.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue the administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date the spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step up if we receive the request by the close of business on that day, otherwise the next valuation date.

IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1) The ALP has not yet been established and the contract value is reduced to zero for any reason other than full or partial surrender of more than the RBP. In this scenario, you can choose to:

  (a) receive the remaining schedule of GBPs until the RBA equals zero; or


  (b) wait until the rider anniversary on/following the date the covered person reaches age 68, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.


We will notify you of this option. If no election is made, the ALP will be paid.

2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

  (a) the remaining schedule of GBPs until the RBA equals zero; or

  (b) the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a partial withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the Covered Person.

Under any of these scenarios:


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- The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually.

- We will no longer accept additional purchase payments;

- You will no longer be charged for the rider;

- Any attached death benefit riders will terminate; and

- The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

The GWB for Life rider and the contract will terminate under either of the following two scenarios:

- If the contract value falls to zero as a result of a withdrawal that is greater than the RBP and RALP. This is full surrender of the contract.

- If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

AT DEATH: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may elect to take the death benefit as a lump sum under the terms of the contract (see "Benefits in Case of Death") or the annuity payout option (see "Remaining Benefit Amount Payout Option" heading below).

If the contract value equals zero and the death benefit becomes payable, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

- If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

- If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

CONTRACT OWNERSHIP CHANGE: If the contract changes ownership (see "Changing Ownership"), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged. The ALP and RALP will be reset as follows. Our current administrative practice is to only reset the ALP and RALP if the covered person changes due to the ownership change.


- If the ALP has not yet been established and the new covered person has not yet reached age 68 as of the ownership change date -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 68. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments plus purchase payment credits, multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.


- If the ALP has not yet been established but the new covered person is age 68 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments plus purchase payment credits, multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set equal to the ALP less all prior withdrawals made in the current contract year but not less than zero.


- If the ALP has been established but the new covered person has not yet reached age 68 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 68. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments plus any purchase payment credits, multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.


- If the ALP has been established and the new covered person is age 68 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments plus purchase payment credits, multiplied by 6%. If the

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  ownership change date occurs at any other time, the RALP will be reset to the
  ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

REMAINING BENEFIT AMOUNT PAYOUT OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the GWB for Life rider.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This option may not be available if the contract is issued to qualify under
Section 403 or 408 of the Code. For such contracts, this option will be available only if the number of years it will take to deplete the RBA by paying the GBP each year is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION
The GWB for Life rider cannot be terminated either by you or us except as follows:

1. Annuity payouts under an annuity payout plan will terminate the rider.

2. Termination of the contract for any reason will terminate the rider.


EXAMPLE -- GWB FOR LIFE RIDER


EXAMPLE #1: COVERED PERSON HAS NOT REACHED AGE 68 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

- You purchase the RAVA 4 Select contract with a payment of $100,000.


- You are the sole owner and also the annuitant. You are age 63.


- You make no additional payments to the contract.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.



                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP

At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $  N/A      $  N/A

0.5                 0         7,000           92,000        100,000       93,000      7,000          0         N/A         N/A

1                   0             0           91,000        100,000       93,000      7,000      7,000         N/A         N/A

1.5                 0         7,000           83,000        100,000       86,000      7,000          0         N/A         N/A

2                   0             0           81,000        100,000       86,000      7,000      7,000         N/A         N/A

5                   0             0           75,000        100,000       86,000      7,000      7,000       5,160(1)    5,160(1)

5.5                 0         5,160           70,000        100,000       80,840      7,000      1,840       5,160           0

6                   0             0           69,000        100,000       80,840      7,000      7,000       5,160       5,160

6.5                 0         7,000           62,000        100,000       73,840      7,000          0       3,720(2)        0

7                   0             0           70,000        100,000       73,840      7,000      7,000       4,200       4,200

7.5                 0        10,000           51,000         51,000(3)    51,000(3)   3,570          0       3,060(3)        0

8                   0             0           55,000         55,000       55,000      3,850      3,850       3,300       3,300





--------------------------------------------------------------------------------
 116 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY NEW YORK -- PROSPECTUS

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.


(1) The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 68.

(2) The $7,000 withdrawal is greater than the $5,160 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(3) The $10,000 withdrawal is greater than both the $7,000 RBP allowed under the basic withdrawal benefit and the $4,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

EXAMPLE #2: COVERED PERSON HAS REACHED 68 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

- You purchase the RAVA 4 Select contract with a payment of $100,000.


- You are the sole owner and also the annuitant. You are age 68.


- You make no additional payments to the contract.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.



                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP

At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $6,000      $6,000

1                   0             0          105,000        105,000      105,000      7,350      7,000(1)    6,300       6,000(1)

2                   0             0          110,000        110,000      110,000      7,700      7,000(1)    6,600       6,000(1)

3                   0             0          110,000        110,000      110,000      7,700      7,700(2)    6,600       6,600(2)

3.5                 0         6,600          110,000        110,000      103,400      7,700      1,100       6,600           0

4                   0             0          115,000        115,000      115,000      8,050      8,050       6,900       6,900

4.5                 0         8,050          116,000        115,000      106,950      8,050          0       6,900(3)        0

5                   0             0          120,000        120,000      120,000      8,400      8,400       7,200       7,200

5.5                 0        10,000          122,000        120,000(4)   110,000(4)   8,400          0       7,200(4)        0

6                   0             0          125,000        125,000      125,000      8,750      8,750       7,500       7,500



At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your death or the RBA is reduced to zero.

(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


--------------------------------------------------------------------------------
   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY
NEW YORK -- PROSPECTUS                                                       117

APPENDIX H: CONDENSED FINANCIAL INFORMATION (UNAUDITED)



The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each subaccount is noted in parentheses. We have not provided this information for subaccounts that were not available under your contract as of Dec. 31, 2009.



VARIABLE ACCOUNT CHARGES OF 0.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                                     2009     2008     2007     2006
-------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (07/24/2006)
(PREVIOUSLY ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period                          $0.77    $1.47    $1.24   $1.00
Accumulation unit value at end of period                                $1.16    $0.77    $1.47   $1.24
Number of accumulation units outstanding at end of period (000
  omitted)                                                                575      523      543     369
-------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (07/24/2006)
Accumulation unit value at beginning of period                          $0.72    $1.22    $1.17   $1.00
Accumulation unit value at end of period                                $0.85    $0.72    $1.22   $1.17
Number of accumulation units outstanding at end of period (000
  omitted)                                                                403      480      539      98
-------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (07/24/2006)
Accumulation unit value at beginning of period                          $0.60    $1.29    $1.23   $1.00
Accumulation unit value at end of period                                $0.79    $0.60    $1.29   $1.23
Number of accumulation units outstanding at end of period (000
  omitted)                                                              8,672   19,629    9,236   2,322
-------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (07/24/2006)
Accumulation unit value at beginning of period                          $0.77    $1.29    $1.14   $1.00
Accumulation unit value at end of period                                $1.04    $0.77    $1.29   $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 87       79       78      15
-------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (07/24/2006)
Accumulation unit value at beginning of period                          $0.84    $1.13    $1.17   $1.00
Accumulation unit value at end of period                                $1.09    $0.84    $1.13   $1.17
Number of accumulation units outstanding at end of period (000
  omitted)                                                              5,095    5,525    5,416     222
-------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (07/24/2006)
Accumulation unit value at beginning of period                          $0.76    $1.31    $1.09   $1.00
Accumulation unit value at end of period                                $1.01    $0.76    $1.31   $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                                514      565      376   2,202
-------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (07/24/2006)
Accumulation unit value at beginning of period                          $0.79    $1.09    $1.17   $1.00
Accumulation unit value at end of period                                $0.94    $0.79    $1.09   $1.17
Number of accumulation units outstanding at end of period (000
  omitted)                                                              1,932    1,749    2,079     509
-------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (07/24/2006)
Accumulation unit value at beginning of period                          $0.81    $1.09    $1.08   $1.00
Accumulation unit value at end of period                                $1.16    $0.81    $1.09   $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                                771      525      493     202
-------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (07/24/2006)
Accumulation unit value at beginning of period                          $0.78    $1.30    $1.12   $1.00
Accumulation unit value at end of period                                $0.98    $0.78    $1.30   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                             40,570   25,462   13,265   3,408
-------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (07/24/2006)
Accumulation unit value at beginning of period                          $0.73    $1.43    $1.21   $1.00
Accumulation unit value at end of period                                $1.00    $0.73    $1.43   $1.21
Number of accumulation units outstanding at end of period (000
  omitted)                                                                805      895      542   1,471
-------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (07/24/2006)
Accumulation unit value at beginning of period                          $0.76    $1.15    $0.99   $1.00
Accumulation unit value at end of period                                $0.90    $0.76    $1.15   $0.99
Number of accumulation units outstanding at end of period (000
  omitted)                                                                677      524      327   1,503
-------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (07/24/2006)
Accumulation unit value at beginning of period                          $0.77    $1.35    $1.16   $1.00
Accumulation unit value at end of period                                $0.95    $0.77    $1.35   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                133       96       39      13
-------------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (07/24/2006)
Accumulation unit value at beginning of period                          $0.75    $1.03    $1.02   $1.00
Accumulation unit value at end of period                                $1.07    $0.75    $1.03   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                             17,103   10,945    7,332   2,824
-------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 118 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                     2009     2008     2007     2006
-------------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                          $0.81    $1.22    $1.14   $1.00
Accumulation unit value at end of period                                $1.09    $0.81    $1.22   $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                                259       39       55      55
-------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                          $0.77    $1.33    $1.17   $1.00
Accumulation unit value at end of period                                $0.88    $0.77    $1.33   $1.17
Number of accumulation units outstanding at end of period (000
  omitted)                                                             19,736      177      207      94
-------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                          $0.74    $1.30    $1.12   $1.00
Accumulation unit value at end of period                                $0.99    $0.74    $1.30   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                             12,509   24,724   15,405   5,888
-------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                          $0.77    $1.28    $1.12   $1.00
Accumulation unit value at end of period                                $1.06    $0.77    $1.28   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                             12,950   16,441    8,335   2,560
-------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                          $0.75    $1.35    $1.17   $1.00
Accumulation unit value at end of period                                $0.94    $0.75    $1.35   $1.17
Number of accumulation units outstanding at end of period (000
  omitted)                                                                970      842      615     207
-------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                          $0.55    $0.96    $1.22   $1.00
Accumulation unit value at end of period                                $0.65    $0.55    $0.96   $1.22
Number of accumulation units outstanding at end of period (000
  omitted)                                                                673      680      650     515
-------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                          $0.73    $1.11    $1.14   $1.00
Accumulation unit value at end of period                                $0.94    $0.73    $1.11   $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                              1,361    1,250    1,230     500
-------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                          $0.73    $1.17    $1.14   $1.00
Accumulation unit value at end of period                                $0.91    $0.73    $1.17   $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                              2,267    2,178    2,149     465
-------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (07/24/2006)
Accumulation unit value at beginning of period                          $0.69    $1.10    $1.13   $1.00
Accumulation unit value at end of period                                $0.83    $0.69    $1.10   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                                334      327      442     173
-------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (07/24/2006)
(PREVIOUSLY AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                          $0.71    $1.25    $1.13   $1.00
Accumulation unit value at end of period                                $0.85    $0.71    $1.25   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                                202      184      179      45
-------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (07/24/2006)
(PREVIOUSLY AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                          $0.66    $1.26    $1.15   $1.00
Accumulation unit value at end of period                                $0.93    $0.66    $1.26   $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                                448      549      500     165
-------------------------------------------------------------------------------------------------------
INVESCO V.I. FINANCIAL SERVICES FUND, SERIES II SHARES (07/24/2006)
(PREVIOUSLY AIM V.I. FINANCIAL SERVICES FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                          $0.36    $0.89    $1.15   $1.00
Accumulation unit value at end of period                                $0.45    $0.36    $0.89   $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                              1,253      675      382      37
-------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (07/24/2006)
(PREVIOUSLY AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                          $0.84    $1.20    $1.08   $1.00
Accumulation unit value at end of period                                $1.07    $0.84    $1.20   $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                                568      523      591   1,004
-------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (07/24/2006)
(PREVIOUSLY AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                          $0.82    $1.38    $1.22   $1.00
Accumulation unit value at end of period                                $1.09    $0.82    $1.38   $1.22
Number of accumulation units outstanding at end of period (000
  omitted)                                                             15,690   12,686    4,981     100
-------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY
NEW YORK -- PROSPECTUS                                                       119

VARIABLE ACCOUNT CHARGES OF 0.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                     2009     2008     2007     2006
-------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                          $0.63    $1.06    $1.00      --
Accumulation unit value at end of period                                $0.85    $0.63    $1.06      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                             42,014   28,397   15,952      --
-------------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (04/27/2007)
(PREVIOUSLY LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I)
Accumulation unit value at beginning of period                          $0.60    $1.02    $1.00      --
Accumulation unit value at end of period                                $0.85    $0.60    $1.02      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                253      260      255      --
-------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (07/24/2006)
Accumulation unit value at beginning of period                          $0.78    $1.24    $1.13   $1.00
Accumulation unit value at end of period                                $1.07    $0.78    $1.24   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                                206       99       65       1
-------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (07/24/2006)
Accumulation unit value at beginning of period                          $0.94    $1.53    $1.21   $1.00
Accumulation unit value at end of period                                $1.24    $0.94    $1.53   $1.21
Number of accumulation units outstanding at end of period (000
  omitted)                                                                951      939      946     314
-------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL PORTFOLIO (CLASS S) (07/24/2006)
Accumulation unit value at beginning of period                          $0.65    $1.21    $1.19   $1.00
Accumulation unit value at end of period                                $0.86    $0.65    $1.21   $1.19
Number of accumulation units outstanding at end of period (000
  omitted)                                                              8,659    7,536    5,181   1,550
-------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SOCIALLY RESPONSIVE PORTFOLIO (CLASS S) (07/24/2006)
Accumulation unit value at beginning of period                          $0.75    $1.25    $1.17   $1.00
Accumulation unit value at end of period                                $0.97    $0.75    $1.25   $1.17
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 98       92      121      95
-------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (07/24/2006)
Accumulation unit value at beginning of period                          $0.74    $1.24    $1.18   $1.00
Accumulation unit value at end of period                                $1.02    $0.74    $1.24   $1.18
Number of accumulation units outstanding at end of period (000
  omitted)                                                              1,088    1,224    1,142     437
-------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (07/24/2006)
(PREVIOUSLY OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES)
Accumulation unit value at beginning of period                          $0.98    $1.15    $1.06   $1.00
Accumulation unit value at end of period                                $1.15    $0.98    $1.15   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                             39,107   28,992   21,361   4,287
-------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (07/24/2006)
Accumulation unit value at beginning of period                          $0.69    $1.13    $1.15   $1.00
Accumulation unit value at end of period                                $0.94    $0.69    $1.13   $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                                499      478      505      93
-------------------------------------------------------------------------------------------------------
OPPENHEIMER VALUE FUND/VA, SERVICE SHARES (09/15/2006)
Accumulation unit value at beginning of period                          $0.65    $1.12    $1.07   $1.00
Accumulation unit value at end of period                                $0.85    $0.65    $1.12   $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                710      754      331      49
-------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (07/24/2006)
Accumulation unit value at beginning of period                          $0.94    $1.12    $1.05   $1.00
Accumulation unit value at end of period                                $1.13    $0.94    $1.12   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                             23,718   23,226   15,404   5,362
-------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - AGGRESSIVE (05/01/2008)
Accumulation unit value at beginning of period                          $0.71    $1.00       --      --
Accumulation unit value at end of period                                $0.87    $0.71       --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 41       14       --      --
-------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - CONSERVATIVE (05/01/2008)
Accumulation unit value at beginning of period                          $0.84    $1.00       --      --
Accumulation unit value at end of period                                $0.97    $0.84       --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 76       41       --      --
-------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATE (05/01/2008)
Accumulation unit value at beginning of period                          $0.76    $1.00       --      --
Accumulation unit value at end of period                                $0.91    $0.76       --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                332        2       --      --
-------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 120 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                     2009     2008     2007     2006
-------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATELY AGGRESSIVE (05/01/2008)
Accumulation unit value at beginning of period                          $0.73    $1.00       --      --
Accumulation unit value at end of period                                $0.89    $0.73       --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 55       18       --      --
-------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATELY CONSERVATIVE (05/01/2008)
Accumulation unit value at beginning of period                          $0.79    $1.00       --      --
Accumulation unit value at end of period                                $0.94    $0.79       --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                275      220       --      --
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $0.78    $1.13    $1.12   $1.00
Accumulation unit value at end of period                                $0.97    $0.78    $1.13   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                                656      204      215      26
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3)* (07/24/2006)
Accumulation unit value at beginning of period                          $1.07    $1.06    $1.02   $1.00
Accumulation unit value at end of period                                $1.06    $1.07    $1.06   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                              4,369    6,188    3,844   2,374
*The 7-day simple and compound yields for RVST RiverSource Variable Portfolio - Cash Management Fund at
  Dec. 31, 2009 were (0.85%) and (0.85%), respectively.
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $1.00    $1.08    $1.04   $1.00
Accumulation unit value at end of period                                $1.14    $1.00    $1.08   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                             65,945   53,345   39,535   9,494
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $0.72    $1.22    $1.14   $1.00
Accumulation unit value at end of period                                $0.91    $0.72    $1.22   $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                             49,381   36,484   17,683   5,496
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $0.68    $1.18    $1.16   $1.00
Accumulation unit value at end of period                                $0.83    $0.68    $1.18   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                142      166      252       4
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL BOND FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $1.09    $1.10    $1.04   $1.00
Accumulation unit value at end of period                                $1.20    $1.09    $1.10   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                             21,067   17,305   13,183   2,629
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $1.08    $1.09    $1.01   $1.00
Accumulation unit value at end of period                                $1.14    $1.08    $1.09   $1.01
Number of accumulation units outstanding at end of period (000
  omitted)                                                             33,459   10,749    8,367   3,500
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $0.80    $1.08    $1.07   $1.00
Accumulation unit value at end of period                                $1.22    $0.80    $1.08   $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                805      733      896     199
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $0.87    $1.08    $1.06   $1.00
Accumulation unit value at end of period                                $1.22    $0.87    $1.08   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                             28,173   13,694    9,778   3,255
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP GROWTH FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $0.70    $1.27    $1.13   $1.00
Accumulation unit value at end of period                                $1.13    $0.70    $1.27   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                                108       44       33       1
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP VALUE FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $0.67    $1.23    $1.12   $1.00
Accumulation unit value at end of period                                $0.93    $0.67    $1.23   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                              3,436    5,567    3,208   2,769
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $0.74    $1.19    $1.15   $1.00
Accumulation unit value at end of period                                $0.93    $0.74    $1.19   $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                                239      225      177      17
-------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY
NEW YORK -- PROSPECTUS                                                       121

VARIABLE ACCOUNT CHARGES OF 0.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                     2009     2008     2007     2006
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $1.03    $1.07    $1.02   $1.00
Accumulation unit value at end of period                                $1.08    $1.03    $1.07   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                              1,227    1,284      354      74
-------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - GROWTH FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $0.65    $1.18    $1.16   $1.00
Accumulation unit value at end of period                                $0.89    $0.65    $1.18   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                240      447      651      39
-------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - LARGER-CAP VALUE FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $0.69    $1.14    $1.16   $1.00
Accumulation unit value at end of period                                $0.86    $0.69    $1.14   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 46       25       46      22
-------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - SMALLER-CAP VALUE FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $0.66    $1.08    $1.14   $1.00
Accumulation unit value at end of period                                $0.92    $0.66    $1.08   $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 39       40       24      13
-------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - EMERGING MARKETS FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $0.81    $1.77    $1.29   $1.00
Accumulation unit value at end of period                                $1.40    $0.81    $1.77   $1.29
Number of accumulation units outstanding at end of period (000
  omitted)                                                              6,199   11,398    4,624   1,065
-------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $0.77    $1.30    $1.17   $1.00
Accumulation unit value at end of period                                $0.97    $0.77    $1.30   $1.17
Number of accumulation units outstanding at end of period (000
  omitted)                                                                143      125      122      85
-------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 3) (07/24/2006)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of period                          $0.70    $1.15    $1.12   $1.00
Accumulation unit value at end of period                                $0.91    $0.70    $1.15   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                             41,033   20,446   10,815   4,092
-------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 3) (07/24/2006)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period                          $0.74    $1.18    $1.12   $1.00
Accumulation unit value at end of period                                $1.00    $0.74    $1.18   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 25       38       90      --
-------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (07/24/2006)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                          $0.74    $1.09    $1.16   $1.00
Accumulation unit value at end of period                                $1.00    $0.74    $1.09   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                             23,507   19,560   11,230   1,381
-------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (07/24/2006)
Accumulation unit value at beginning of period                          $0.70    $1.09    $1.13   $1.00
Accumulation unit value at end of period                                $0.89    $0.70    $1.09   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                             12,830   16,049    9,159   4,172
-------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (07/24/2006)
Accumulation unit value at beginning of period                          $0.63    $1.13    $1.25   $1.00
Accumulation unit value at end of period                                $0.88    $0.63    $1.13   $1.25
Number of accumulation units outstanding at end of period (000
  omitted)                                                              6,451    7,885    2,724   1,376
-------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (07/24/2006)
Accumulation unit value at beginning of period                          $0.74    $1.39    $1.15   $1.00
Accumulation unit value at end of period                                $1.15    $0.74    $1.39   $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                                258      307      239     985
-------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (07/24/2006)
Accumulation unit value at beginning of period                          $0.77    $1.42    $1.23   $1.00
Accumulation unit value at end of period                                $1.14    $0.77    $1.42   $1.23
Number of accumulation units outstanding at end of period (000
  omitted)                                                             12,174    8,104    3,826   1,466
-------------------------------------------------------------------------------------------------------
WANGER USA (07/24/2006)
Accumulation unit value at beginning of period                          $0.70    $1.17    $1.12   $1.00
Accumulation unit value at end of period                                $0.99    $0.70    $1.17   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                             10,440    8,697    5,535     975
-------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 122 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 0.85% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                     2009     2008     2007     2006
-------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND (07/24/2006)
Accumulation unit value at beginning of period                          $0.73    $1.22    $1.16   $1.00
Accumulation unit value at end of period                                $1.06    $0.73    $1.22   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 79       71       69      37
-------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (07/24/2006)
Accumulation unit value at beginning of period                          $0.80    $1.38    $1.22   $1.00
Accumulation unit value at end of period                                $1.21    $0.80    $1.38   $1.22
Number of accumulation units outstanding at end of period (000
  omitted)                                                                486      519      471      19
-------------------------------------------------------------------------------------------------------






VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                                     2009     2008     2007     2006
-------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (07/24/2006)
(PREVIOUSLY ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period                          $0.76    $1.46    $1.23   $1.00
Accumulation unit value at end of period                                $1.15    $0.76    $1.46   $1.23
Number of accumulation units outstanding at end of period (000
  omitted)                                                                481      448      427     206
-------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (07/24/2006)
Accumulation unit value at beginning of period                          $0.71    $1.21    $1.17   $1.00
Accumulation unit value at end of period                                $0.85    $0.71    $1.21   $1.17
Number of accumulation units outstanding at end of period (000
  omitted)                                                                142      214      341      89
-------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (07/24/2006)
Accumulation unit value at beginning of period                          $0.59    $1.28    $1.23   $1.00
Accumulation unit value at end of period                                $0.79    $0.59    $1.28   $1.23
Number of accumulation units outstanding at end of period (000
  omitted)                                                              3,880    9,526    4,614   1,363
-------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (07/24/2006)
Accumulation unit value at beginning of period                          $0.76    $1.28    $1.14   $1.00
Accumulation unit value at end of period                                $1.04    $0.76    $1.28   $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                                162       83       19      --
-------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (07/24/2006)
Accumulation unit value at beginning of period                          $0.84    $1.13    $1.17   $1.00
Accumulation unit value at end of period                                $1.08    $0.84    $1.13   $1.17
Number of accumulation units outstanding at end of period (000
  omitted)                                                              1,999    2,749    2,838      36
-------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (07/24/2006)
Accumulation unit value at beginning of period                          $0.75    $1.31    $1.09   $1.00
Accumulation unit value at end of period                                $1.00    $0.75    $1.31   $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                                387      395      328   1,063
-------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (07/24/2006)
Accumulation unit value at beginning of period                          $0.79    $1.09    $1.16   $1.00
Accumulation unit value at end of period                                $0.94    $0.79    $1.09   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                806      641      639     116
-------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (07/24/2006)
Accumulation unit value at beginning of period                          $0.81    $1.08    $1.08   $1.00
Accumulation unit value at end of period                                $1.15    $0.81    $1.08   $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                                333      373      264      41
-------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (07/24/2006)
Accumulation unit value at beginning of period                          $0.78    $1.30    $1.12   $1.00
Accumulation unit value at end of period                                $0.98    $0.78    $1.30   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                             18,438   12,132    6,507   1,903
-------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (07/24/2006)
Accumulation unit value at beginning of period                          $0.73    $1.43    $1.21   $1.00
Accumulation unit value at end of period                                $0.99    $0.73    $1.43   $1.21
Number of accumulation units outstanding at end of period (000
  omitted)                                                                495      518      369     815
-------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (07/24/2006)
Accumulation unit value at beginning of period                          $0.75    $1.15    $0.99   $1.00
Accumulation unit value at end of period                                $0.89    $0.75    $1.15   $0.99
Number of accumulation units outstanding at end of period (000
  omitted)                                                                401      319      140     830
-------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (07/24/2006)
Accumulation unit value at beginning of period                          $0.77    $1.34    $1.16   $1.00
Accumulation unit value at end of period                                $0.95    $0.77    $1.34   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                101      116       95      35
-------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY
NEW YORK -- PROSPECTUS                                                       123

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                     2009     2008     2007     2006
-------------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (07/24/2006)
Accumulation unit value at beginning of period                          $0.74    $1.03    $1.02   $1.00
Accumulation unit value at end of period                                $1.06    $0.74    $1.03   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                              8,837    5,960    4,192   1,837
-------------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                          $0.80    $1.21    $1.14   $1.00
Accumulation unit value at end of period                                $1.08    $0.80    $1.21   $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                                383       93       93      64
-------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                          $0.76    $1.32    $1.17   $1.00
Accumulation unit value at end of period                                $0.87    $0.76    $1.32   $1.17
Number of accumulation units outstanding at end of period (000
  omitted)                                                              9,217      106       99      75
-------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                          $0.73    $1.30    $1.12   $1.00
Accumulation unit value at end of period                                $0.99    $0.73    $1.30   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                              5,672   11,948    7,839   3,236
-------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                          $0.76    $1.28    $1.12   $1.00
Accumulation unit value at end of period                                $1.06    $0.76    $1.28   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                              5,798    7,633    3,844   1,122
-------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                          $0.75    $1.35    $1.17   $1.00
Accumulation unit value at end of period                                $0.93    $0.75    $1.35   $1.17
Number of accumulation units outstanding at end of period (000
  omitted)                                                                293      596      484     191
-------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                          $0.55    $0.96    $1.22   $1.00
Accumulation unit value at end of period                                $0.64    $0.55    $0.96   $1.22
Number of accumulation units outstanding at end of period (000
  omitted)                                                                475      459      527     313
-------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                          $0.73    $1.10    $1.14   $1.00
Accumulation unit value at end of period                                $0.93    $0.73    $1.10   $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                                686      632      593     209
-------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                          $0.72    $1.16    $1.14   $1.00
Accumulation unit value at end of period                                $0.90    $0.72    $1.16   $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                              1,072      979      948     338
-------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (07/24/2006)
Accumulation unit value at beginning of period                          $0.68    $1.10    $1.13   $1.00
Accumulation unit value at end of period                                $0.82    $0.68    $1.10   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                                177      178      186     162
-------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (07/24/2006)
(PREVIOUSLY AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                          $0.71    $1.25    $1.13   $1.00
Accumulation unit value at end of period                                $0.85    $0.71    $1.25   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                                123       57       81      19
-------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (07/24/2006)
(PREVIOUSLY AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                          $0.66    $1.26    $1.15   $1.00
Accumulation unit value at end of period                                $0.93    $0.66    $1.26   $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                                276      309      336      33
-------------------------------------------------------------------------------------------------------
INVESCO V.I. FINANCIAL SERVICES FUND, SERIES II SHARES (07/24/2006)
(PREVIOUSLY AIM V.I. FINANCIAL SERVICES FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                          $0.35    $0.88    $1.15   $1.00
Accumulation unit value at end of period                                $0.45    $0.35    $0.88   $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                                871      644      300      22
-------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (07/24/2006)
(PREVIOUSLY AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                          $0.84    $1.19    $1.08   $1.00
Accumulation unit value at end of period                                $1.06    $0.84    $1.19   $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                                543      492      374     542
-------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 124 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                     2009     2008     2007     2006
-------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (07/24/2006)
(PREVIOUSLY AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                          $0.81    $1.38    $1.22   $1.00
Accumulation unit value at end of period                                $1.08    $0.81    $1.38   $1.22
Number of accumulation units outstanding at end of period (000
  omitted)                                                              7,178    6,034    2,512      33
-------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                          $0.63    $1.06    $1.00      --
Accumulation unit value at end of period                                $0.85    $0.63    $1.06      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                             18,832   13,405    7,803      --
-------------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (04/27/2007)
(PREVIOUSLY LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I)
Accumulation unit value at beginning of period                          $0.60    $1.02    $1.00      --
Accumulation unit value at end of period                                $0.84    $0.60    $1.02      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                197      122       81      --
-------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (07/24/2006)
Accumulation unit value at beginning of period                          $0.77    $1.24    $1.13   $1.00
Accumulation unit value at end of period                                $1.07    $0.77    $1.24   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                                129       57       35      28
-------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (07/24/2006)
Accumulation unit value at beginning of period                          $0.94    $1.52    $1.21   $1.00
Accumulation unit value at end of period                                $1.23    $0.94    $1.52   $1.21
Number of accumulation units outstanding at end of period (000
  omitted)                                                              1,049      962      770     261
-------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL PORTFOLIO (CLASS S) (07/24/2006)
Accumulation unit value at beginning of period                          $0.64    $1.21    $1.19   $1.00
Accumulation unit value at end of period                                $0.85    $0.64    $1.21   $1.19
Number of accumulation units outstanding at end of period (000
  omitted)                                                              3,810    3,541    2,575     863
-------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SOCIALLY RESPONSIVE PORTFOLIO (CLASS S) (07/24/2006)
Accumulation unit value at beginning of period                          $0.75    $1.24    $1.17   $1.00
Accumulation unit value at end of period                                $0.97    $0.75    $1.24   $1.17
Number of accumulation units outstanding at end of period (000
  omitted)                                                                148      125      112      67
-------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (07/24/2006)
Accumulation unit value at beginning of period                          $0.73    $1.24    $1.18   $1.00
Accumulation unit value at end of period                                $1.01    $0.73    $1.24   $1.18
Number of accumulation units outstanding at end of period (000
  omitted)                                                                666      666      599     178
-------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (07/24/2006)
(PREVIOUSLY OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES)
Accumulation unit value at beginning of period                          $0.97    $1.15    $1.06   $1.00
Accumulation unit value at end of period                                $1.14    $0.97    $1.15   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                             19,339   15,020   11,993   2,853
-------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (07/24/2006)
Accumulation unit value at beginning of period                          $0.69    $1.12    $1.15   $1.00
Accumulation unit value at end of period                                $0.93    $0.69    $1.12   $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                                312      257      311     105
-------------------------------------------------------------------------------------------------------
OPPENHEIMER VALUE FUND/VA, SERVICE SHARES (09/15/2006)
Accumulation unit value at beginning of period                          $0.65    $1.12    $1.07   $1.00
Accumulation unit value at end of period                                $0.85    $0.65    $1.12   $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                529      435      337       5
-------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (07/24/2006)
Accumulation unit value at beginning of period                          $0.93    $1.12    $1.05   $1.00
Accumulation unit value at end of period                                $1.12    $0.93    $1.12   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                             10,833   11,520    7,960   3,210
-------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - AGGRESSIVE (05/01/2008)
Accumulation unit value at beginning of period                          $0.71    $1.00       --      --
Accumulation unit value at end of period                                $0.87    $0.71       --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 33       --       --      --
-------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - CONSERVATIVE (05/01/2008)
Accumulation unit value at beginning of period                          $0.84    $1.00       --      --
Accumulation unit value at end of period                                $0.97    $0.84       --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 70       15       --      --
-------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY
NEW YORK -- PROSPECTUS                                                       125

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                     2009     2008     2007     2006
-------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATE (05/01/2008)
Accumulation unit value at beginning of period                          $0.76    $1.00       --      --
Accumulation unit value at end of period                                $0.91    $0.76       --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                359      127       --      --
-------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATELY AGGRESSIVE (05/01/2008)
Accumulation unit value at beginning of period                          $0.73    $1.00       --      --
Accumulation unit value at end of period                                $0.89    $0.73       --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 19       14       --      --
-------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATELY CONSERVATIVE (05/01/2008)
Accumulation unit value at beginning of period                          $0.79    $1.00       --      --
Accumulation unit value at end of period                                $0.93    $0.79       --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                205       --       --      --
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $0.78    $1.13    $1.12   $1.00
Accumulation unit value at end of period                                $0.96    $0.78    $1.13   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                                202      143      120      50
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3)* (07/24/2006)
Accumulation unit value at beginning of period                          $1.07    $1.05    $1.02   $1.00
Accumulation unit value at end of period                                $1.06    $1.07    $1.05   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                              4,847    7,111    2,189     741
*The 7-day simple and compound yields for RVST RiverSource Variable Portfolio - Cash Management Fund at
  Dec. 31, 2009 were (1.06%) and (1.06%), respectively.
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $1.00    $1.08    $1.04   $1.00
Accumulation unit value at end of period                                $1.13    $1.00    $1.08   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                             32,675   28,147   22,505   6,141
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $0.72    $1.22    $1.14   $1.00
Accumulation unit value at end of period                                $0.90    $0.72    $1.22   $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                             22,373   17,748    9,218   3,454
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $0.67    $1.18    $1.16   $1.00
Accumulation unit value at end of period                                $0.83    $0.67    $1.18   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 75      129      221      39
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL BOND FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $1.09    $1.10    $1.03   $1.00
Accumulation unit value at end of period                                $1.20    $1.09    $1.10   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                             10,507    9,050    7,401   1,654
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $1.07    $1.08    $1.01   $1.00
Accumulation unit value at end of period                                $1.13    $1.07    $1.08   $1.01
Number of accumulation units outstanding at end of period (000
  omitted)                                                             16,556    6,176    4,750   2,249
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $0.80    $1.07    $1.07   $1.00
Accumulation unit value at end of period                                $1.21    $0.80    $1.07   $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                655      594      810     147
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $0.86    $1.07    $1.06   $1.00
Accumulation unit value at end of period                                $1.22    $0.86    $1.07   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                             13,576    6,841    5,168   2,188
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP GROWTH FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $0.69    $1.27    $1.13   $1.00
Accumulation unit value at end of period                                $1.12    $0.69    $1.27   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                                127       51       32       7
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP VALUE FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $0.67    $1.22    $1.12   $1.00
Accumulation unit value at end of period                                $0.93    $0.67    $1.22   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                              1,657    2,910    1,939   1,742
-------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 126 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                     2009     2008     2007     2006
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $0.74    $1.19    $1.15   $1.00
Accumulation unit value at end of period                                $0.92    $0.74    $1.19   $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                                125      161       68      52
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $1.03    $1.07    $1.02   $1.00
Accumulation unit value at end of period                                $1.07    $1.03    $1.07   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                                439      609      266      23
-------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - GROWTH FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $0.65    $1.18    $1.16   $1.00
Accumulation unit value at end of period                                $0.88    $0.65    $1.18   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                186      299      542     128
-------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - LARGER-CAP VALUE FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $0.68    $1.14    $1.16   $1.00
Accumulation unit value at end of period                                $0.85    $0.68    $1.14   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 30        7        5       4
-------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - SMALLER-CAP VALUE FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $0.66    $1.08    $1.14   $1.00
Accumulation unit value at end of period                                $0.91    $0.66    $1.08   $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 73       79       30      21
-------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - EMERGING MARKETS FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $0.81    $1.77    $1.29   $1.00
Accumulation unit value at end of period                                $1.39    $0.81    $1.77   $1.29
Number of accumulation units outstanding at end of period (000
  omitted)                                                              3,281    5,505    2,399     586
-------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $0.77    $1.30    $1.17   $1.00
Accumulation unit value at end of period                                $0.97    $0.77    $1.30   $1.17
Number of accumulation units outstanding at end of period (000
  omitted)                                                                243      212      172     100
-------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 3) (07/24/2006)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of period                          $0.70    $1.15    $1.12   $1.00
Accumulation unit value at end of period                                $0.91    $0.70    $1.15   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                             18,154    9,698    5,374   2,318
-------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 3) (07/24/2006)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period                          $0.74    $1.18    $1.12   $1.00
Accumulation unit value at end of period                                $1.00    $0.74    $1.18   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 58       26        9       2
-------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (07/24/2006)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                          $0.74    $1.09    $1.16   $1.00
Accumulation unit value at end of period                                $1.00    $0.74    $1.09   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                             10,344    9,166    5,574     673
-------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (07/24/2006)
Accumulation unit value at beginning of period                          $0.69    $1.09    $1.13   $1.00
Accumulation unit value at end of period                                $0.88    $0.69    $1.09   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                              5,748    7,463    4,403   2,278
-------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (07/24/2006)
Accumulation unit value at beginning of period                          $0.62    $1.13    $1.25   $1.00
Accumulation unit value at end of period                                $0.87    $0.62    $1.13   $1.25
Number of accumulation units outstanding at end of period (000
  omitted)                                                              2,721    3,633    1,315     858
-------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (07/24/2006)
Accumulation unit value at beginning of period                          $0.73    $1.39    $1.15   $1.00
Accumulation unit value at end of period                                $1.14    $0.73    $1.39   $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                                202      302      238     524
-------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (07/24/2006)
Accumulation unit value at beginning of period                          $0.76    $1.42    $1.23   $1.00
Accumulation unit value at end of period                                $1.13    $0.76    $1.42   $1.23
Number of accumulation units outstanding at end of period (000
  omitted)                                                              5,489    3,842    2,033     855
-------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY
NEW YORK -- PROSPECTUS                                                       127

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                     2009     2008     2007     2006
-------------------------------------------------------------------------------------------------------
WANGER USA (07/24/2006)
Accumulation unit value at beginning of period                          $0.70    $1.17    $1.12   $1.00
Accumulation unit value at end of period                                $0.98    $0.70    $1.17   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                              4,677    4,142    2,742     456
-------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND (07/24/2006)
Accumulation unit value at beginning of period                          $0.72    $1.22    $1.16   $1.00
Accumulation unit value at end of period                                $1.06    $0.72    $1.22   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                149      151      119      67
-------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (07/24/2006)
Accumulation unit value at beginning of period                          $0.80    $1.37    $1.22   $1.00
Accumulation unit value at end of period                                $1.20    $0.80    $1.37   $1.22
Number of accumulation units outstanding at end of period (000
  omitted)                                                                492      382      415      96
-------------------------------------------------------------------------------------------------------






VARIABLE ACCOUNT CHARGES OF 1.10% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                                     2009     2008     2007     2006
-------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (07/24/2006)
(PREVIOUSLY ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period                          $0.76    $1.46    $1.23   $1.00
Accumulation unit value at end of period                                $1.15    $0.76    $1.46   $1.23
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 94       38       27      75
-------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (07/24/2006)
Accumulation unit value at beginning of period                          $0.71    $1.21    $1.17   $1.00
Accumulation unit value at end of period                                $0.85    $0.71    $1.21   $1.17
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 26       18       18       3
-------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (07/24/2006)
Accumulation unit value at beginning of period                          $0.59    $1.28    $1.23   $1.00
Accumulation unit value at end of period                                $0.79    $0.59    $1.28   $1.23
Number of accumulation units outstanding at end of period (000
  omitted)                                                              2,285    5,775    2,393     479
-------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (07/24/2006)
Accumulation unit value at beginning of period                          $0.76    $1.28    $1.14   $1.00
Accumulation unit value at end of period                                $1.04    $0.76    $1.28   $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  6        9       --      --
-------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (07/24/2006)
Accumulation unit value at beginning of period                          $0.84    $1.12    $1.17   $1.00
Accumulation unit value at end of period                                $1.08    $0.84    $1.12   $1.17
Number of accumulation units outstanding at end of period (000
  omitted)                                                                929    1,551    1,546       4
-------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (07/24/2006)
Accumulation unit value at beginning of period                          $0.75    $1.30    $1.09   $1.00
Accumulation unit value at end of period                                $1.00    $0.75    $1.30   $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 17       35       71     538
-------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (07/24/2006)
Accumulation unit value at beginning of period                          $0.79    $1.09    $1.16   $1.00
Accumulation unit value at end of period                                $0.93    $0.79    $1.09   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                242      187      148      19
-------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (07/24/2006)
Accumulation unit value at beginning of period                          $0.81    $1.08    $1.08   $1.00
Accumulation unit value at end of period                                $1.15    $0.81    $1.08   $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                                124      105       82      16
-------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (07/24/2006)
Accumulation unit value at beginning of period                          $0.78    $1.30    $1.12   $1.00
Accumulation unit value at end of period                                $0.97    $0.78    $1.30   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                             12,618    7,408    3,779     897
-------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (07/24/2006)
Accumulation unit value at beginning of period                          $0.73    $1.43    $1.21   $1.00
Accumulation unit value at end of period                                $0.99    $0.73    $1.43   $1.21
Number of accumulation units outstanding at end of period (000
  omitted)                                                                121      128       42     370
-------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (07/24/2006)
Accumulation unit value at beginning of period                          $0.75    $1.15    $0.99   $1.00
Accumulation unit value at end of period                                $0.89    $0.75    $1.15   $0.99
Number of accumulation units outstanding at end of period (000
  omitted)                                                                147       92       58     407
-------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 128 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.10% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                     2009     2008     2007     2006
-------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (07/24/2006)
Accumulation unit value at beginning of period                          $0.77    $1.34    $1.16   $1.00
Accumulation unit value at end of period                                $0.95    $0.77    $1.34   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 28       45       26      11
-------------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (07/24/2006)
Accumulation unit value at beginning of period                          $0.74    $1.03    $1.02   $1.00
Accumulation unit value at end of period                                $1.06    $0.74    $1.03   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                              6,229    3,797    2,367     806
-------------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                          $0.80    $1.21    $1.13   $1.00
Accumulation unit value at end of period                                $1.08    $0.80    $1.21   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 54        1       --      --
-------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                          $0.76    $1.32    $1.17   $1.00
Accumulation unit value at end of period                                $0.87    $0.76    $1.32   $1.17
Number of accumulation units outstanding at end of period (000
  omitted)                                                              6,603       10       --      --
-------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                          $0.73    $1.29    $1.12   $1.00
Accumulation unit value at end of period                                $0.98    $0.73    $1.29   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                              3,018    6,996    4,358   1,504
-------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                          $0.76    $1.28    $1.12   $1.00
Accumulation unit value at end of period                                $1.05    $0.76    $1.28   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                              3,101    4,524    1,951     507
-------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                          $0.75    $1.35    $1.16   $1.00
Accumulation unit value at end of period                                $0.93    $0.75    $1.35   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                119       92       99      21
-------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                          $0.54    $0.96    $1.22   $1.00
Accumulation unit value at end of period                                $0.64    $0.54    $0.96   $1.22
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 26       36       19       4
-------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                          $0.73    $1.10    $1.14   $1.00
Accumulation unit value at end of period                                $0.93    $0.73    $1.10   $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 90      131      158      47
-------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                          $0.72    $1.16    $1.14   $1.00
Accumulation unit value at end of period                                $0.90    $0.72    $1.16   $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                                309      430      425     170
-------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (07/24/2006)
Accumulation unit value at beginning of period                          $0.68    $1.10    $1.13   $1.00
Accumulation unit value at end of period                                $0.82    $0.68    $1.10   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 53       54       55      15
-------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (07/24/2006)
(PREVIOUSLY AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                          $0.71    $1.25    $1.13   $1.00
Accumulation unit value at end of period                                $0.85    $0.71    $1.25   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  6       22       45      --
-------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (07/24/2006)
(PREVIOUSLY AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                          $0.66    $1.26    $1.15   $1.00
Accumulation unit value at end of period                                $0.92    $0.66    $1.26   $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  2        4       10       2
-------------------------------------------------------------------------------------------------------
INVESCO V.I. FINANCIAL SERVICES FUND, SERIES II SHARES (07/24/2006)
(PREVIOUSLY AIM V.I. FINANCIAL SERVICES FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                          $0.35    $0.88    $1.15   $1.00
Accumulation unit value at end of period                                $0.44    $0.35    $0.88   $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                                246       80       --      --
-------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY
NEW YORK -- PROSPECTUS                                                       129

VARIABLE ACCOUNT CHARGES OF 1.10% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                     2009     2008     2007     2006
-------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (07/24/2006)
(PREVIOUSLY AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                          $0.84    $1.19    $1.08   $1.00
Accumulation unit value at end of period                                $1.06    $0.84    $1.19   $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 34       45        7     256
-------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (07/24/2006)
(PREVIOUSLY AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                          $0.81    $1.38    $1.22   $1.00
Accumulation unit value at end of period                                $1.08    $0.81    $1.38   $1.22
Number of accumulation units outstanding at end of period (000
  omitted)                                                              4,814    3,794    1,454      --
-------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                          $0.63    $1.06    $1.00      --
Accumulation unit value at end of period                                $0.85    $0.63    $1.06      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                             13,024    8,449    4,753      --
-------------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (04/27/2007)
(PREVIOUSLY LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I)
Accumulation unit value at beginning of period                          $0.60    $1.02    $1.00      --
Accumulation unit value at end of period                                $0.84    $0.60    $1.02      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 31       34       31      --
-------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (07/24/2006)
Accumulation unit value at beginning of period                          $0.77    $1.24    $1.13   $1.00
Accumulation unit value at end of period                                $1.06    $0.77    $1.24   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 30       40       --      --
-------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (07/24/2006)
Accumulation unit value at beginning of period                          $0.94    $1.52    $1.21   $1.00
Accumulation unit value at end of period                                $1.23    $0.94    $1.52   $1.21
Number of accumulation units outstanding at end of period (000
  omitted)                                                                120       68       59       4
-------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL PORTFOLIO (CLASS S) (07/24/2006)
Accumulation unit value at beginning of period                          $0.64    $1.21    $1.19   $1.00
Accumulation unit value at end of period                                $0.85    $0.64    $1.21   $1.19
Number of accumulation units outstanding at end of period (000
  omitted)                                                              2,555    2,223    1,578     427
-------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SOCIALLY RESPONSIVE PORTFOLIO (CLASS S) (07/24/2006)
Accumulation unit value at beginning of period                          $0.74    $1.24    $1.17   $1.00
Accumulation unit value at end of period                                $0.97    $0.74    $1.24   $1.17
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 43       56       42      42
-------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (07/24/2006)
Accumulation unit value at beginning of period                          $0.73    $1.24    $1.18   $1.00
Accumulation unit value at end of period                                $1.01    $0.73    $1.24   $1.18
Number of accumulation units outstanding at end of period (000
  omitted)                                                                139      112       83      41
-------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (07/24/2006)
(PREVIOUSLY OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES)
Accumulation unit value at beginning of period                          $0.97    $1.15    $1.06   $1.00
Accumulation unit value at end of period                                $1.14    $0.97    $1.15   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                             13,334    9,251    6,631   1,314
-------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (07/24/2006)
Accumulation unit value at beginning of period                          $0.69    $1.12    $1.15   $1.00
Accumulation unit value at end of period                                $0.93    $0.69    $1.12   $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 18       12       12       5
-------------------------------------------------------------------------------------------------------
OPPENHEIMER VALUE FUND/VA, SERVICE SHARES (09/15/2006)
Accumulation unit value at beginning of period                          $0.65    $1.12    $1.07   $1.00
Accumulation unit value at end of period                                $0.85    $0.65    $1.12   $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 25        5        9      --
-------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (07/24/2006)
Accumulation unit value at beginning of period                          $0.93    $1.12    $1.05   $1.00
Accumulation unit value at end of period                                $1.12    $0.93    $1.12   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                              7,502    7,589    4,910   1,615
-------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - AGGRESSIVE (05/01/2008)
Accumulation unit value at beginning of period                          $0.71    $1.00       --      --
Accumulation unit value at end of period                                $0.87    $0.71       --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --       --       --      --
-------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 130 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.10% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                     2009     2008     2007     2006
-------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - CONSERVATIVE (05/01/2008)
Accumulation unit value at beginning of period                          $0.84    $1.00       --      --
Accumulation unit value at end of period                                $0.97    $0.84       --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                139       18       --      --
-------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATE (05/01/2008)
Accumulation unit value at beginning of period                          $0.76    $1.00       --      --
Accumulation unit value at end of period                                $0.90    $0.76       --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 19        2       --      --
-------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATELY AGGRESSIVE (05/01/2008)
Accumulation unit value at beginning of period                          $0.73    $1.00       --      --
Accumulation unit value at end of period                                $0.89    $0.73       --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 13        2       --      --
-------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATELY CONSERVATIVE (05/01/2008)
Accumulation unit value at beginning of period                          $0.79    $1.00       --      --
Accumulation unit value at end of period                                $0.93    $0.79       --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  9       --       --      --
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $0.78    $1.12    $1.12   $1.00
Accumulation unit value at end of period                                $0.96    $0.78    $1.12   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                                136       --        4      --
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3)* (07/24/2006)
Accumulation unit value at beginning of period                          $1.06    $1.05    $1.01   $1.00
Accumulation unit value at end of period                                $1.05    $1.06    $1.05   $1.01
Number of accumulation units outstanding at end of period (000
  omitted)                                                                852    1,141      752      76
*The 7-day simple and compound yields for RVST RiverSource Variable Portfolio - Cash Management Fund at
  Dec. 31, 2009 were (1.12%) and (1.11%), respectively.
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $1.00    $1.08    $1.04   $1.00
Accumulation unit value at end of period                                $1.13    $1.00    $1.08   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                             24,086   18,611   12,855   2,798
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $0.72    $1.22    $1.14   $1.00
Accumulation unit value at end of period                                $0.90    $0.72    $1.22   $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                             14,862   10,314    4,662   1,337
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $0.67    $1.18    $1.16   $1.00
Accumulation unit value at end of period                                $0.83    $0.67    $1.18   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 --       --       --      --
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL BOND FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $1.08    $1.10    $1.03   $1.00
Accumulation unit value at end of period                                $1.19    $1.08    $1.10   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                              7,610    5,845    4,237     761
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $1.07    $1.08    $1.01   $1.00
Accumulation unit value at end of period                                $1.13    $1.07    $1.08   $1.01
Number of accumulation units outstanding at end of period (000
  omitted)                                                             11,712    3,538    2,678   1,052
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $0.79    $1.07    $1.07   $1.00
Accumulation unit value at end of period                                $1.21    $0.79    $1.07   $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                139       79       72      44
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $0.86    $1.07    $1.06   $1.00
Accumulation unit value at end of period                                $1.21    $0.86    $1.07   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                              9,699    4,459    3,104     984
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP GROWTH FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $0.69    $1.27    $1.13   $1.00
Accumulation unit value at end of period                                $1.12    $0.69    $1.27   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 20       15       37      --
-------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY
NEW YORK -- PROSPECTUS                                                       131

VARIABLE ACCOUNT CHARGES OF 1.10% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                     2009     2008     2007     2006
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP VALUE FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $0.66    $1.22    $1.12   $1.00
Accumulation unit value at end of period                                $0.93    $0.66    $1.22   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                                730    1,547      897     754
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $0.74    $1.19    $1.15   $1.00
Accumulation unit value at end of period                                $0.92    $0.74    $1.19   $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                                135      152       11      --
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $1.03    $1.06    $1.02   $1.00
Accumulation unit value at end of period                                $1.07    $1.03    $1.06   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                                313      306      171       5
-------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - GROWTH FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $0.65    $1.18    $1.16   $1.00
Accumulation unit value at end of period                                $0.88    $0.65    $1.18   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 13       13       11       8
-------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - LARGER-CAP VALUE FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $0.68    $1.14    $1.16   $1.00
Accumulation unit value at end of period                                $0.85    $0.68    $1.14   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 10        8        8      --
-------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - SMALLER-CAP VALUE FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $0.66    $1.08    $1.14   $1.00
Accumulation unit value at end of period                                $0.91    $0.66    $1.08   $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 15       43       --       1
-------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - EMERGING MARKETS FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $0.81    $1.77    $1.29   $1.00
Accumulation unit value at end of period                                $1.39    $0.81    $1.77   $1.29
Number of accumulation units outstanding at end of period (000
  omitted)                                                              1,676    3,290    1,248     248
-------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                          $0.76    $1.30    $1.17   $1.00
Accumulation unit value at end of period                                $0.96    $0.76    $1.30   $1.17
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 30        4        2       2
-------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 3) (07/24/2006)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of period                          $0.70    $1.15    $1.12   $1.00
Accumulation unit value at end of period                                $0.90    $0.70    $1.15   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                             12,560    6,269    3,313   1,143
-------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 3) (07/24/2006)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period                          $0.74    $1.18    $1.12   $1.00
Accumulation unit value at end of period                                $1.00    $0.74    $1.18   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 19        9        1      --
-------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (07/24/2006)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                          $0.74    $1.09    $1.16   $1.00
Accumulation unit value at end of period                                $1.00    $0.74    $1.09   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                              7,218    5,901    3,393     346
-------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (07/24/2006)
Accumulation unit value at beginning of period                          $0.69    $1.09    $1.13   $1.00
Accumulation unit value at end of period                                $0.88    $0.69    $1.09   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                              4,048    4,844    2,697   1,129
-------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (07/24/2006)
Accumulation unit value at beginning of period                          $0.62    $1.13    $1.25   $1.00
Accumulation unit value at end of period                                $0.87    $0.62    $1.13   $1.25
Number of accumulation units outstanding at end of period (000
  omitted)                                                              1,797    2,196      755     378
-------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (07/24/2006)
Accumulation unit value at beginning of period                          $0.73    $1.39    $1.15   $1.00
Accumulation unit value at end of period                                $1.14    $0.73    $1.39   $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                                102       89       82     259
-------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 132 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.10% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                     2009     2008     2007     2006
-------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (07/24/2006)
Accumulation unit value at beginning of period                          $0.76    $1.42    $1.23   $1.00
Accumulation unit value at end of period                                $1.13    $0.76    $1.42   $1.23
Number of accumulation units outstanding at end of period (000
  omitted)                                                              3,426    2,133      931     343
-------------------------------------------------------------------------------------------------------
WANGER USA (07/24/2006)
Accumulation unit value at beginning of period                          $0.70    $1.17    $1.12   $1.00
Accumulation unit value at end of period                                $0.98    $0.70    $1.17   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                              2,615    2,103    1,304     132
-------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND (07/24/2006)
Accumulation unit value at beginning of period                          $0.72    $1.22    $1.16   $1.00
Accumulation unit value at end of period                                $1.06    $0.72    $1.22   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 37        9       --      --
-------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (07/24/2006)
Accumulation unit value at beginning of period                          $0.79    $1.37    $1.22   $1.00
Accumulation unit value at end of period                                $1.20    $0.79    $1.37   $1.22
Number of accumulation units outstanding at end of period (000
  omitted)                                                                111       62       74       5
-------------------------------------------------------------------------------------------------------






VARIABLE ACCOUNT CHARGES OF 1.25% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                                       2009    2008    2007    2006
------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (07/24/2006)
(PREVIOUSLY ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period                           $0.76   $1.46   $1.23   $1.00
Accumulation unit value at end of period                                 $1.15   $0.76   $1.46   $1.23
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  15       5       1       1
------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (07/24/2006)
Accumulation unit value at beginning of period                           $0.71   $1.21   $1.17   $1.00
Accumulation unit value at end of period                                 $0.84   $0.71   $1.21   $1.17
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  --      --      --      --
------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (07/24/2006)
Accumulation unit value at beginning of period                           $0.59   $1.28   $1.23   $1.00
Accumulation unit value at end of period                                 $0.78   $0.59   $1.28   $1.23
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 156     215     112      24
------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (07/24/2006)
Accumulation unit value at beginning of period                           $0.76   $1.28   $1.14   $1.00
Accumulation unit value at end of period                                 $1.03   $0.76   $1.28   $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   1      --      --      --
------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (07/24/2006)
Accumulation unit value at beginning of period                           $0.84   $1.12   $1.16   $1.00
Accumulation unit value at end of period                                 $1.07   $0.84   $1.12   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  16      43      29      --
------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (07/24/2006)
Accumulation unit value at beginning of period                           $0.75   $1.30   $1.09   $1.00
Accumulation unit value at end of period                                 $1.00   $0.75   $1.30   $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  --       2       1       9
------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (07/24/2006)
Accumulation unit value at beginning of period                           $0.79   $1.09   $1.16   $1.00
Accumulation unit value at end of period                                 $0.93   $0.79   $1.09   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  20      15      27      20
------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (07/24/2006)
Accumulation unit value at beginning of period                           $0.80   $1.08   $1.08   $1.00
Accumulation unit value at end of period                                 $1.14   $0.80   $1.08   $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  15      10      12       7
------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (07/24/2006)
Accumulation unit value at beginning of period                           $0.77   $1.30   $1.12   $1.00
Accumulation unit value at end of period                                 $0.97   $0.77   $1.30   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 234     157      78      21
------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (07/24/2006)
Accumulation unit value at beginning of period                           $0.72   $1.42   $1.20   $1.00
Accumulation unit value at end of period                                 $0.99   $0.72   $1.42   $1.20
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  12      16       9      10
------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY
NEW YORK -- PROSPECTUS                                                       133

VARIABLE ACCOUNT CHARGES OF 1.25% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                       2009    2008    2007    2006
------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (07/24/2006)
Accumulation unit value at beginning of period                           $0.75   $1.15   $0.99   $1.00
Accumulation unit value at end of period                                 $0.89   $0.75   $1.15   $0.99
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  18       5       6       9
------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (07/24/2006)
Accumulation unit value at beginning of period                           $0.76   $1.34   $1.16   $1.00
Accumulation unit value at end of period                                 $0.94   $0.76   $1.34   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   1       3      --      --
------------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (07/24/2006)
Accumulation unit value at beginning of period                           $0.74   $1.03   $1.02   $1.00
Accumulation unit value at end of period                                 $1.05   $0.74   $1.03   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 233     236     268     107
------------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                           $0.80   $1.21   $1.13   $1.00
Accumulation unit value at end of period                                 $1.07   $0.80   $1.21   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   7       1      --      --
------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                           $0.76   $1.32   $1.16   $1.00
Accumulation unit value at end of period                                 $0.87   $0.76   $1.32   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 129       3       2      --
------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                           $0.73   $1.29   $1.12   $1.00
Accumulation unit value at end of period                                 $0.98   $0.73   $1.29   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 112     163     102      42
------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                           $0.76   $1.27   $1.12   $1.00
Accumulation unit value at end of period                                 $1.05   $0.76   $1.27   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 130     141      72      13
------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                           $0.74   $1.35   $1.16   $1.00
Accumulation unit value at end of period                                 $0.93   $0.74   $1.35   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   8       9       7      --
------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                           $0.54   $0.95   $1.22   $1.00
Accumulation unit value at end of period                                 $0.64   $0.54   $0.95   $1.22
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   8      11       7       1
------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                           $0.73   $1.10   $1.14   $1.00
Accumulation unit value at end of period                                 $0.93   $0.73   $1.10   $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  22      23      19       2
------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                           $0.72   $1.16   $1.14   $1.00
Accumulation unit value at end of period                                 $0.90   $0.72   $1.16   $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  77      68      53       8
------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (07/24/2006)
Accumulation unit value at beginning of period                           $0.68   $1.09   $1.13   $1.00
Accumulation unit value at end of period                                 $0.81   $0.68   $1.09   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  32       8       8       1
------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (07/24/2006)
(PREVIOUSLY AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                           $0.71   $1.25   $1.13   $1.00
Accumulation unit value at end of period                                 $0.84   $0.71   $1.25   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  --       1       1      --
------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (07/24/2006)
(PREVIOUSLY AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                           $0.66   $1.26   $1.15   $1.00
Accumulation unit value at end of period                                 $0.92   $0.66   $1.26   $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  24      18      11       5
------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 134 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.25% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                       2009    2008    2007    2006
------------------------------------------------------------------------------------------------------
INVESCO V.I. FINANCIAL SERVICES FUND, SERIES II SHARES (07/24/2006)
(PREVIOUSLY AIM V.I. FINANCIAL SERVICES FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                           $0.35   $0.88   $1.15   $1.00
Accumulation unit value at end of period                                 $0.44   $0.35   $0.88   $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  40      12      --      --
------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (07/24/2006)
(PREVIOUSLY AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                           $0.84   $1.19   $1.08   $1.00
Accumulation unit value at end of period                                 $1.05   $0.84   $1.19   $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   3       8      --       4
------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (07/24/2006)
(PREVIOUSLY AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                           $0.81   $1.38   $1.22   $1.00
Accumulation unit value at end of period                                 $1.08   $0.81   $1.38   $1.22
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 120      90      34      --
------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                           $0.63   $1.06   $1.00      --
Accumulation unit value at end of period                                 $0.84   $0.63   $1.06      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 246     175      81      --
------------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (04/27/2007)
(PREVIOUSLY LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I)
Accumulation unit value at beginning of period                           $0.59   $1.02   $1.00      --
Accumulation unit value at end of period                                 $0.84   $0.59   $1.02      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  --      --      --      --
------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (07/24/2006)
Accumulation unit value at beginning of period                           $0.77   $1.24   $1.13   $1.00
Accumulation unit value at end of period                                 $1.06   $0.77   $1.24   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   3       6      --      --
------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (07/24/2006)
Accumulation unit value at beginning of period                           $0.93   $1.52   $1.21   $1.00
Accumulation unit value at end of period                                 $1.22   $0.93   $1.52   $1.21
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  20      18      13       2
------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL PORTFOLIO (CLASS S) (07/24/2006)
Accumulation unit value at beginning of period                           $0.64   $1.21   $1.19   $1.00
Accumulation unit value at end of period                                 $0.85   $0.64   $1.21   $1.19
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  41      36      28       9
------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SOCIALLY RESPONSIVE PORTFOLIO (CLASS S) (07/24/2006)
Accumulation unit value at beginning of period                           $0.74   $1.24   $1.17   $1.00
Accumulation unit value at end of period                                 $0.96   $0.74   $1.24   $1.17
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   1       1      --      --
------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (07/24/2006)
Accumulation unit value at beginning of period                           $0.73   $1.24   $1.18   $1.00
Accumulation unit value at end of period                                 $1.00   $0.73   $1.24   $1.18
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   8       6       6       1
------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (07/24/2006)
(PREVIOUSLY OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES)
Accumulation unit value at beginning of period                           $0.97   $1.15   $1.06   $1.00
Accumulation unit value at end of period                                 $1.13   $0.97   $1.15   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 364     337     224      43
------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (07/24/2006)
Accumulation unit value at beginning of period                           $0.69   $1.12   $1.15   $1.00
Accumulation unit value at end of period                                 $0.93   $0.69   $1.12   $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   2       3      --      --
------------------------------------------------------------------------------------------------------
OPPENHEIMER VALUE FUND/VA, SERVICE SHARES (09/15/2006)
Accumulation unit value at beginning of period                           $0.64   $1.12   $1.07   $1.00
Accumulation unit value at end of period                                 $0.84   $0.64   $1.12   $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  18      12      --      --
------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (07/24/2006)
Accumulation unit value at beginning of period                           $0.93   $1.12   $1.04   $1.00
Accumulation unit value at end of period                                 $1.11   $0.93   $1.12   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 163     209     132      51
------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY
NEW YORK -- PROSPECTUS                                                       135

VARIABLE ACCOUNT CHARGES OF 1.25% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                       2009    2008    2007    2006
------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - AGGRESSIVE (05/01/2008)
Accumulation unit value at beginning of period                           $0.71   $1.00      --      --
Accumulation unit value at end of period                                 $0.86   $0.71      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   4      --      --      --
------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - CONSERVATIVE (05/01/2008)
Accumulation unit value at beginning of period                           $0.84   $1.00      --      --
Accumulation unit value at end of period                                 $0.97   $0.84      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  18      --      --      --
------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATE (05/01/2008)
Accumulation unit value at beginning of period                           $0.76   $1.00      --      --
Accumulation unit value at end of period                                 $0.90   $0.76      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  --      --      --      --
------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATELY AGGRESSIVE (05/01/2008)
Accumulation unit value at beginning of period                           $0.73   $1.00      --      --
Accumulation unit value at end of period                                 $0.88   $0.73      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  42      --      --      --
------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATELY CONSERVATIVE (05/01/2008)
Accumulation unit value at beginning of period                           $0.79   $1.00      --      --
Accumulation unit value at end of period                                 $0.93   $0.79      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  42      27      --      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $0.78   $1.12   $1.12   $1.00
Accumulation unit value at end of period                                 $0.95   $0.78   $1.12   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  39      24      19       6
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3)* (07/24/2006)
Accumulation unit value at beginning of period                           $1.06   $1.05   $1.01   $1.00
Accumulation unit value at end of period                                 $1.05   $1.06   $1.05   $1.01
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 112     347     197      83
*The 7-day simple and compound yields for RVST RiverSource Variable Portfolio - Cash Management Fund
  at Dec. 31, 2009 were (1.30%) and (1.29%), respectively.
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $1.00   $1.08   $1.04   $1.00
Accumulation unit value at end of period                                 $1.12   $1.00   $1.08   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 588     645     483      96
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $0.71   $1.21   $1.14   $1.00
Accumulation unit value at end of period                                 $0.90   $0.71   $1.21   $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 313     252     113      37
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $0.67   $1.18   $1.16   $1.00
Accumulation unit value at end of period                                 $0.82   $0.67   $1.18   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  --      --      --      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL BOND FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $1.08   $1.10   $1.03   $1.00
Accumulation unit value at end of period                                 $1.19   $1.08   $1.10   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 183     176     129      28
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 3)
(07/24/2006)
Accumulation unit value at beginning of period                           $1.07   $1.08   $1.01   $1.00
Accumulation unit value at end of period                                 $1.13   $1.07   $1.08   $1.01
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 262     120      98      38
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $0.79   $1.07   $1.07   $1.00
Accumulation unit value at end of period                                 $1.20   $0.79   $1.07   $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  14       6       4      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $0.86   $1.07   $1.06   $1.00
Accumulation unit value at end of period                                 $1.21   $0.86   $1.07   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 233     124      73      30
------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 136 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.25% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                       2009    2008    2007    2006
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP GROWTH FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $0.69   $1.27   $1.13   $1.00
Accumulation unit value at end of period                                 $1.11   $0.69   $1.27   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   2       3       2      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP VALUE FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $0.66   $1.22   $1.12   $1.00
Accumulation unit value at end of period                                 $0.92   $0.66   $1.22   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  23      30      20      11
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $0.74   $1.19   $1.15   $1.00
Accumulation unit value at end of period                                 $0.92   $0.74   $1.19   $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  --      --       4      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $1.02   $1.06   $1.02   $1.00
Accumulation unit value at end of period                                 $1.06   $1.02   $1.06   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   5       1      --      --
------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - GROWTH FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $0.65   $1.18   $1.16   $1.00
Accumulation unit value at end of period                                 $0.87   $0.65   $1.18   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  --      --      --      --
------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - LARGER-CAP VALUE FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $0.68   $1.14   $1.16   $1.00
Accumulation unit value at end of period                                 $0.85   $0.68   $1.14   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  --      --      --      --
------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - SMALLER-CAP VALUE FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $0.65   $1.08   $1.14   $1.00
Accumulation unit value at end of period                                 $0.90   $0.65   $1.08   $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   3       4      --      --
------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - EMERGING MARKETS FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $0.81   $1.76   $1.29   $1.00
Accumulation unit value at end of period                                 $1.39   $0.81   $1.76   $1.29
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  51      66      23       5
------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $0.76   $1.30   $1.16   $1.00
Accumulation unit value at end of period                                 $0.96   $0.76   $1.30   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   4       1       4      --
------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 3) (07/24/2006)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of period                           $0.69   $1.14   $1.12   $1.00
Accumulation unit value at end of period                                 $0.90   $0.69   $1.14   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 199     125      61      26
------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 3) (07/24/2006)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period                           $0.73   $1.17   $1.12   $1.00
Accumulation unit value at end of period                                 $0.99   $0.73   $1.17   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   1       5       1      --
------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (07/24/2006)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                           $0.73   $1.09   $1.16   $1.00
Accumulation unit value at end of period                                 $0.99   $0.73   $1.09   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 121     106      56       5
------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (07/24/2006)
Accumulation unit value at beginning of period                           $0.69   $1.09   $1.13   $1.00
Accumulation unit value at end of period                                 $0.87   $0.69   $1.09   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  75      91      46      15
------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (07/24/2006)
Accumulation unit value at beginning of period                           $0.62   $1.13   $1.25   $1.00
Accumulation unit value at end of period                                 $0.87   $0.62   $1.13   $1.25
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  36      48      21      11
------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY
NEW YORK -- PROSPECTUS                                                       137

VARIABLE ACCOUNT CHARGES OF 1.25% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                       2009    2008    2007    2006
------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (07/24/2006)
Accumulation unit value at beginning of period                           $0.73   $1.39   $1.14   $1.00
Accumulation unit value at end of period                                 $1.13   $0.73   $1.39   $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  10       9       3       7
------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (07/24/2006)
Accumulation unit value at beginning of period                           $0.76   $1.41   $1.23   $1.00
Accumulation unit value at end of period                                 $1.12   $0.76   $1.41   $1.23
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  84      56      24       6
------------------------------------------------------------------------------------------------------
WANGER USA (07/24/2006)
Accumulation unit value at beginning of period                           $0.69   $1.17   $1.12   $1.00
Accumulation unit value at end of period                                 $0.98   $0.69   $1.17   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  84      69      40       2
------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND (07/24/2006)
Accumulation unit value at beginning of period                           $0.72   $1.22   $1.16   $1.00
Accumulation unit value at end of period                                 $1.05   $0.72   $1.22   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   6      --      --      --
------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (07/24/2006)
Accumulation unit value at beginning of period                           $0.79   $1.37   $1.22   $1.00
Accumulation unit value at end of period                                 $1.19   $0.79   $1.37   $1.22
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  51      36      24       7
------------------------------------------------------------------------------------------------------






VARIABLE ACCOUNT CHARGES OF 1.30% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                                      2009     2008     2007    2006
-------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (07/24/2006)
(PREVIOUSLY ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period                           $0.76    $1.46   $1.23   $1.00
Accumulation unit value at end of period                                 $1.14    $0.76   $1.46   $1.23
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  36       25      25      58
-------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (07/24/2006)
Accumulation unit value at beginning of period                           $0.71    $1.21   $1.17   $1.00
Accumulation unit value at end of period                                 $0.84    $0.71   $1.21   $1.17
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  83       71      66       7
-------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (07/24/2006)
Accumulation unit value at beginning of period                           $0.59    $1.28   $1.23   $1.00
Accumulation unit value at end of period                                 $0.78    $0.59   $1.28   $1.23
Number of accumulation units outstanding at end of period (000
  omitted)                                                               1,394    3,694   1,875     431
-------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (07/24/2006)
Accumulation unit value at beginning of period                           $0.76    $1.28   $1.14   $1.00
Accumulation unit value at end of period                                 $1.03    $0.76   $1.28   $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  --       --      19      --
-------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (07/24/2006)
Accumulation unit value at beginning of period                           $0.84    $1.12   $1.16   $1.00
Accumulation unit value at end of period                                 $1.07    $0.84   $1.12   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 515      941   1,057      19
-------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (07/24/2006)
Accumulation unit value at beginning of period                           $0.75    $1.30   $1.09   $1.00
Accumulation unit value at end of period                                 $0.99    $0.75   $1.30   $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  13       --       7     393
-------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (07/24/2006)
Accumulation unit value at beginning of period                           $0.79    $1.09   $1.16   $1.00
Accumulation unit value at end of period                                 $0.93    $0.79   $1.09   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 155      130     142      76
-------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (07/24/2006)
Accumulation unit value at beginning of period                           $0.80    $1.08   $1.08   $1.00
Accumulation unit value at end of period                                 $1.14    $0.80   $1.08   $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 441      422     399      92
-------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (07/24/2006)
Accumulation unit value at beginning of period                           $0.77    $1.29   $1.12   $1.00
Accumulation unit value at end of period                                 $0.97    $0.77   $1.29   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                               6,307    4,260   2,481     656
-------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 138 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.30% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                      2009     2008     2007    2006
-------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (07/24/2006)
Accumulation unit value at beginning of period                           $0.72    $1.42   $1.20   $1.00
Accumulation unit value at end of period                                 $0.98    $0.72   $1.42   $1.20
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 101       89      65     275
-------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (07/24/2006)
Accumulation unit value at beginning of period                           $0.75    $1.15   $0.99   $1.00
Accumulation unit value at end of period                                 $0.88    $0.75   $1.15   $0.99
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 139       85      35     298
-------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (07/24/2006)
Accumulation unit value at beginning of period                           $0.76    $1.34   $1.16   $1.00
Accumulation unit value at end of period                                 $0.94    $0.76   $1.34   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  24       18      26      --
-------------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (07/24/2006)
Accumulation unit value at beginning of period                           $0.74    $1.03   $1.02   $1.00
Accumulation unit value at end of period                                 $1.05    $0.74   $1.03   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                               3,520    2,517   1,854     700
-------------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                           $0.80    $1.21   $1.13   $1.00
Accumulation unit value at end of period                                 $1.07    $0.80   $1.21   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  55       14       2      --
-------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                           $0.76    $1.32   $1.16   $1.00
Accumulation unit value at end of period                                 $0.87    $0.76   $1.32   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                               3,390        7      13       9
-------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                           $0.73    $1.29   $1.12   $1.00
Accumulation unit value at end of period                                 $0.98    $0.73   $1.29   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                               1,975    4,301   3,188   1,284
-------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                           $0.76    $1.27   $1.12   $1.00
Accumulation unit value at end of period                                 $1.05    $0.76   $1.27   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                               1,768    2,783   1,386     338
-------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                           $0.74    $1.34   $1.16   $1.00
Accumulation unit value at end of period                                 $0.93    $0.74   $1.34   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 101       78      75      36
-------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                           $0.54    $0.95   $1.22   $1.00
Accumulation unit value at end of period                                 $0.64    $0.54   $0.95   $1.22
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 119       91      89      10
-------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                           $0.73    $1.10   $1.14   $1.00
Accumulation unit value at end of period                                 $0.93    $0.73   $1.10   $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  67       45      48      16
-------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                           $0.72    $1.16   $1.14   $1.00
Accumulation unit value at end of period                                 $0.90    $0.72   $1.16   $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 430      422     426     101
-------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (07/24/2006)
Accumulation unit value at beginning of period                           $0.68    $1.09   $1.13   $1.00
Accumulation unit value at end of period                                 $0.81    $0.68   $1.09   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  60       65      73      55
-------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (07/24/2006)
(PREVIOUSLY AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                           $0.71    $1.25   $1.13   $1.00
Accumulation unit value at end of period                                 $0.84    $0.71   $1.25   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  26       25       8      --
-------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY
NEW YORK -- PROSPECTUS                                                       139

VARIABLE ACCOUNT CHARGES OF 1.30% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                      2009     2008     2007    2006
-------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (07/24/2006)
(PREVIOUSLY AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                           $0.65    $1.26   $1.15   $1.00
Accumulation unit value at end of period                                 $0.92    $0.65   $1.26   $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   8        3      13      --
-------------------------------------------------------------------------------------------------------
INVESCO V.I. FINANCIAL SERVICES FUND, SERIES II SHARES (07/24/2006)
(PREVIOUSLY AIM V.I. FINANCIAL SERVICES FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                           $0.35    $0.88   $1.15   $1.00
Accumulation unit value at end of period                                 $0.44    $0.35   $0.88   $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  38       26       5      --
-------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (07/24/2006)
(PREVIOUSLY AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                           $0.83    $1.19   $1.08   $1.00
Accumulation unit value at end of period                                 $1.05    $0.83   $1.19   $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  47       45      26     206
-------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (07/24/2006)
(PREVIOUSLY AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                           $0.81    $1.37   $1.22   $1.00
Accumulation unit value at end of period                                 $1.07    $0.81   $1.37   $1.22
Number of accumulation units outstanding at end of period (000
  omitted)                                                               2,490    2,222     952      --
-------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                           $0.63    $1.06   $1.00      --
Accumulation unit value at end of period                                 $0.84    $0.63   $1.06      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                               6,597    4,924   3,189      --
-------------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (04/27/2007)
(PREVIOUSLY LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I)
Accumulation unit value at beginning of period                           $0.59    $1.02   $1.00      --
Accumulation unit value at end of period                                 $0.84    $0.59   $1.02      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  13       11      --      --
-------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (07/24/2006)
Accumulation unit value at beginning of period                           $0.77    $1.24   $1.13   $1.00
Accumulation unit value at end of period                                 $1.06    $0.77   $1.24   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  32       10      --      --
-------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (07/24/2006)
Accumulation unit value at beginning of period                           $0.93    $1.52   $1.20   $1.00
Accumulation unit value at end of period                                 $1.22    $0.93   $1.52   $1.20
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  86       97      61      29
-------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL PORTFOLIO (CLASS S) (07/24/2006)
Accumulation unit value at beginning of period                           $0.64    $1.21   $1.18   $1.00
Accumulation unit value at end of period                                 $0.85    $0.64   $1.21   $1.18
Number of accumulation units outstanding at end of period (000
  omitted)                                                               1,316    1,317   1,079     345
-------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SOCIALLY RESPONSIVE PORTFOLIO (CLASS S) (07/24/2006)
Accumulation unit value at beginning of period                           $0.74    $1.24   $1.17   $1.00
Accumulation unit value at end of period                                 $0.96    $0.74   $1.24   $1.17
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   1        2      --      --
-------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (07/24/2006)
Accumulation unit value at beginning of period                           $0.73    $1.23   $1.18   $1.00
Accumulation unit value at end of period                                 $1.00    $0.73   $1.23   $1.18
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  61       65      68      18
-------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (07/24/2006)
(PREVIOUSLY OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES)
Accumulation unit value at beginning of period                           $0.97    $1.15   $1.06   $1.00
Accumulation unit value at end of period                                 $1.13    $0.97   $1.15   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                               8,043    6,568   5,113     892
-------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (07/24/2006)
Accumulation unit value at beginning of period                           $0.68    $1.12   $1.15   $1.00
Accumulation unit value at end of period                                 $0.92    $0.68   $1.12   $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  40       43      48      17
-------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 140 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.30% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                      2009     2008     2007    2006
-------------------------------------------------------------------------------------------------------
OPPENHEIMER VALUE FUND/VA, SERVICE SHARES (09/15/2006)
Accumulation unit value at beginning of period                           $0.64    $1.11   $1.07   $1.00
Accumulation unit value at end of period                                 $0.84    $0.64   $1.11   $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   3       --      --      --
-------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (07/24/2006)
Accumulation unit value at beginning of period                           $0.93    $1.12   $1.04   $1.00
Accumulation unit value at end of period                                 $1.11    $0.93   $1.12   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                               3,861    4,557   3,298   1,204
-------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - AGGRESSIVE (05/01/2008)
Accumulation unit value at beginning of period                           $0.71    $1.00      --      --
Accumulation unit value at end of period                                 $0.86    $0.71      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  --       --      --      --
-------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - CONSERVATIVE (05/01/2008)
Accumulation unit value at beginning of period                           $0.84    $1.00      --      --
Accumulation unit value at end of period                                 $0.97    $0.84      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  23        5      --      --
-------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATE (05/01/2008)
Accumulation unit value at beginning of period                           $0.76    $1.00      --      --
Accumulation unit value at end of period                                 $0.90    $0.76      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   7       --      --      --
-------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATELY AGGRESSIVE (05/01/2008)
Accumulation unit value at beginning of period                           $0.73    $1.00      --      --
Accumulation unit value at end of period                                 $0.88    $0.73      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   2       --      --      --
-------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATELY CONSERVATIVE (05/01/2008)
Accumulation unit value at beginning of period                           $0.79    $1.00      --      --
Accumulation unit value at end of period                                 $0.93    $0.79      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   6       --      --      --
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $0.78    $1.12   $1.12   $1.00
Accumulation unit value at end of period                                 $0.95    $0.78   $1.12   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 104        8      87      12
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3)* (07/24/2006)
Accumulation unit value at beginning of period                           $1.06    $1.05   $1.01   $1.00
Accumulation unit value at end of period                                 $1.05    $1.06   $1.05   $1.01
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 993    1,812   1,238     385
*The 7-day simple and compound yields for RVST RiverSource Variable Portfolio - Cash Management Fund at
  Dec. 31, 2009 were (1.32%) and (1.31%), respectively.
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $0.99    $1.07   $1.04   $1.00
Accumulation unit value at end of period                                 $1.12    $0.99   $1.07   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                              13,045   12,148   9,119   2,248
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $0.71    $1.21   $1.14   $1.00
Accumulation unit value at end of period                                 $0.90    $0.71   $1.21   $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                               7,761    6,252   3,315   1,118
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $0.67    $1.17   $1.16   $1.00
Accumulation unit value at end of period                                 $0.82    $0.67   $1.17   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  --       --      --      --
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL BOND FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $1.08    $1.10   $1.03   $1.00
Accumulation unit value at end of period                                 $1.19    $1.08   $1.10   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                               4,144    3,815   2,993     611
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $1.07    $1.08   $1.01   $1.00
Accumulation unit value at end of period                                 $1.12    $1.07   $1.08   $1.01
Number of accumulation units outstanding at end of period (000
  omitted)                                                               6,263    2,357   1,866     868
-------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY
NEW YORK -- PROSPECTUS                                                       141

VARIABLE ACCOUNT CHARGES OF 1.30% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                      2009     2008     2007    2006
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $0.79    $1.07   $1.06   $1.00
Accumulation unit value at end of period                                 $1.20    $0.79   $1.07   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 150      116     178      40
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $0.86    $1.07   $1.06   $1.00
Accumulation unit value at end of period                                 $1.20    $0.86   $1.07   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                               5,045    2,619   2,072     761
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP GROWTH FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $0.69    $1.26   $1.13   $1.00
Accumulation unit value at end of period                                 $1.11    $0.69   $1.26   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  26       --       3       2
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP VALUE FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $0.66    $1.22   $1.12   $1.00
Accumulation unit value at end of period                                 $0.92    $0.66   $1.22   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 488      947     692     591
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $0.74    $1.19   $1.14   $1.00
Accumulation unit value at end of period                                 $0.92    $0.74   $1.19   $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  39       32      10      --
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $1.02    $1.06   $1.02   $1.00
Accumulation unit value at end of period                                 $1.06    $1.02   $1.06   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 336      280      34      --
-------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - GROWTH FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $0.65    $1.17   $1.15   $1.00
Accumulation unit value at end of period                                 $0.87    $0.65   $1.17   $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  39       38      38      --
-------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - LARGER-CAP VALUE FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $0.68    $1.14   $1.16   $1.00
Accumulation unit value at end of period                                 $0.84    $0.68   $1.14   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  --       --      --      --
-------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - SMALLER-CAP VALUE FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $0.65    $1.08   $1.14   $1.00
Accumulation unit value at end of period                                 $0.90    $0.65   $1.08   $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  11        8       2       8
-------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - EMERGING MARKETS FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $0.80    $1.76   $1.29   $1.00
Accumulation unit value at end of period                                 $1.38    $0.80   $1.76   $1.29
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 830    1,826     817     193
-------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $0.76    $1.29   $1.16   $1.00
Accumulation unit value at end of period                                 $0.96    $0.76   $1.29   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  68       27      46      21
-------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 3) (07/24/2006)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of period                           $0.69    $1.14   $1.11   $1.00
Accumulation unit value at end of period                                 $0.90    $0.69   $1.14   $1.11
Number of accumulation units outstanding at end of period (000
  omitted)                                                               6,336    3,670   2,212     859
-------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 3) (07/24/2006)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period                           $0.73    $1.17   $1.12   $1.00
Accumulation unit value at end of period                                 $0.99    $0.73   $1.17   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   4        4       4      --
-------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (07/24/2006)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                           $0.73    $1.09   $1.16   $1.00
Accumulation unit value at end of period                                 $0.99    $0.73   $1.09   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                               3,652    3,422   2,314     279
-------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 142 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.30% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                      2009     2008     2007    2006
-------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (07/24/2006)
Accumulation unit value at beginning of period                           $0.69    $1.09   $1.13   $1.00
Accumulation unit value at end of period                                 $0.87    $0.69   $1.09   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                               2,128    2,873   1,873     832
-------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (07/24/2006)
Accumulation unit value at beginning of period                           $0.62    $1.13   $1.25   $1.00
Accumulation unit value at end of period                                 $0.86    $0.62   $1.13   $1.25
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 934    1,282     484     279
-------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (07/24/2006)
Accumulation unit value at beginning of period                           $0.73    $1.39   $1.14   $1.00
Accumulation unit value at end of period                                 $1.13    $0.73   $1.39   $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  36       24       9     202
-------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (07/24/2006)
Accumulation unit value at beginning of period                           $0.76    $1.41   $1.23   $1.00
Accumulation unit value at end of period                                 $1.12    $0.76   $1.41   $1.23
Number of accumulation units outstanding at end of period (000
  omitted)                                                               1,829    1,311     679     272
-------------------------------------------------------------------------------------------------------
WANGER USA (07/24/2006)
Accumulation unit value at beginning of period                           $0.69    $1.16   $1.12   $1.00
Accumulation unit value at end of period                                 $0.97    $0.69   $1.16   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                               1,460    1,339     954     103
-------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND (07/24/2006)
Accumulation unit value at beginning of period                           $0.72    $1.22   $1.16   $1.00
Accumulation unit value at end of period                                 $1.05    $0.72   $1.22   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   2       --      --      --
-------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (07/24/2006)
Accumulation unit value at beginning of period                           $0.79    $1.37   $1.22   $1.00
Accumulation unit value at end of period                                 $1.19    $0.79   $1.37   $1.22
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  46       40      39      16
-------------------------------------------------------------------------------------------------------






VARIABLE ACCOUNT CHARGES OF 1.45% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                                       2009    2008    2007    2006
------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH PORTFOLIO (CLASS B) (07/24/2006)
(PREVIOUSLY ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period                           $0.75   $1.46   $1.23   $1.00
Accumulation unit value at end of period                                 $1.14   $0.75   $1.46   $1.23
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   2       2       1      --
------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (07/24/2006)
Accumulation unit value at beginning of period                           $0.71   $1.21   $1.17   $1.00
Accumulation unit value at end of period                                 $0.84   $0.71   $1.21   $1.17
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  28      37       5      --
------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (07/24/2006)
Accumulation unit value at beginning of period                           $0.59   $1.28   $1.23   $1.00
Accumulation unit value at end of period                                 $0.78   $0.59   $1.28   $1.23
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 104     366     187      43
------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (07/24/2006)
Accumulation unit value at beginning of period                           $0.76   $1.28   $1.14   $1.00
Accumulation unit value at end of period                                 $1.02   $0.76   $1.28   $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  --      --      --      --
------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (07/24/2006)
Accumulation unit value at beginning of period                           $0.83   $1.12   $1.16   $1.00
Accumulation unit value at end of period                                 $1.06   $0.83   $1.12   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  38     104     107      --
------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (07/24/2006)
Accumulation unit value at beginning of period                           $0.75   $1.30   $1.09   $1.00
Accumulation unit value at end of period                                 $0.99   $0.75   $1.30   $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  --       2       3      17
------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (07/24/2006)
Accumulation unit value at beginning of period                           $0.78   $1.09   $1.16   $1.00
Accumulation unit value at end of period                                 $0.92   $0.78   $1.09   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  14      18      30      --
------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY
NEW YORK -- PROSPECTUS                                                       143

VARIABLE ACCOUNT CHARGES OF 1.45% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                       2009    2008    2007    2006
------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (07/24/2006)
Accumulation unit value at beginning of period                           $0.80   $1.08   $1.08   $1.00
Accumulation unit value at end of period                                 $1.13   $0.80   $1.08   $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  52      51      62      11
------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (07/24/2006)
Accumulation unit value at beginning of period                           $0.77   $1.29   $1.12   $1.00
Accumulation unit value at end of period                                 $0.96   $0.77   $1.29   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 493     404     226      89
------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (07/24/2006)
Accumulation unit value at beginning of period                           $0.72   $1.42   $1.20   $1.00
Accumulation unit value at end of period                                 $0.98   $0.72   $1.42   $1.20
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  12      15      11      19
------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (07/24/2006)
Accumulation unit value at beginning of period                           $0.75   $1.14   $0.99   $1.00
Accumulation unit value at end of period                                 $0.88   $0.75   $1.14   $0.99
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  15       9       7      21
------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (07/24/2006)
Accumulation unit value at beginning of period                           $0.76   $1.34   $1.16   $1.00
Accumulation unit value at end of period                                 $0.93   $0.76   $1.34   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  --       1      --      --
------------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (07/24/2006)
Accumulation unit value at beginning of period                           $0.73   $1.02   $1.02   $1.00
Accumulation unit value at end of period                                 $1.05   $0.73   $1.02   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 520     530     400     285
------------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                           $0.80   $1.21   $1.13   $1.00
Accumulation unit value at end of period                                 $1.07   $0.80   $1.21   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   6       5      --      --
------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                           $0.76   $1.32   $1.16   $1.00
Accumulation unit value at end of period                                 $0.86   $0.76   $1.32   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 309       7       1      --
------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                           $0.73   $1.29   $1.11   $1.00
Accumulation unit value at end of period                                 $0.97   $0.73   $1.29   $1.11
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 126     349     300      79
------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                           $0.76   $1.27   $1.12   $1.00
Accumulation unit value at end of period                                 $1.04   $0.76   $1.27   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 195     322     117      32
------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                           $0.74   $1.34   $1.16   $1.00
Accumulation unit value at end of period                                 $0.92   $0.74   $1.34   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  32      35      10      --
------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                           $0.54   $0.95   $1.22   $1.00
Accumulation unit value at end of period                                 $0.63   $0.54   $0.95   $1.22
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  12      13      22       2
------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                           $0.72   $1.10   $1.14   $1.00
Accumulation unit value at end of period                                 $0.92   $0.72   $1.10   $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  30      37      23      16
------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (07/24/2006)
Accumulation unit value at beginning of period                           $0.72   $1.16   $1.14   $1.00
Accumulation unit value at end of period                                 $0.89   $0.72   $1.16   $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  50      71      85       2
------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (07/24/2006)
Accumulation unit value at beginning of period                           $0.68   $1.09   $1.13   $1.00
Accumulation unit value at end of period                                 $0.81   $0.68   $1.09   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  37      38       5       2
------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 144 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.45% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                       2009    2008    2007    2006
------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (07/24/2006)
(PREVIOUSLY AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                           $0.70   $1.24   $1.13   $1.00
Accumulation unit value at end of period                                 $0.84   $0.70   $1.24   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   3       3       2      --
------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (07/24/2006)
(PREVIOUSLY AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                           $0.65   $1.25   $1.15   $1.00
Accumulation unit value at end of period                                 $0.91   $0.65   $1.25   $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   4       4      19      --
------------------------------------------------------------------------------------------------------
INVESCO V.I. FINANCIAL SERVICES FUND, SERIES II SHARES (07/24/2006)
(PREVIOUSLY AIM V.I. FINANCIAL SERVICES FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                           $0.35   $0.88   $1.15   $1.00
Accumulation unit value at end of period                                 $0.44   $0.35   $0.88   $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   7       4      --      --
------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (07/24/2006)
(PREVIOUSLY AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                           $0.83   $1.19   $1.08   $1.00
Accumulation unit value at end of period                                 $1.04   $0.83   $1.19   $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   5       2       1       7
------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (07/24/2006)
(PREVIOUSLY AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES)
Accumulation unit value at beginning of period                           $0.80   $1.37   $1.22   $1.00
Accumulation unit value at end of period                                 $1.07   $0.80   $1.37   $1.22
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 260     254      97      --
------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                           $0.63   $1.06   $1.00      --
Accumulation unit value at end of period                                 $0.84   $0.63   $1.06      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 574     502     276      --
------------------------------------------------------------------------------------------------------
LEGG MASON CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (04/27/2007)
(PREVIOUSLY LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I)
Accumulation unit value at beginning of period                           $0.59   $1.01   $1.00      --
Accumulation unit value at end of period                                 $0.83   $0.59   $1.01      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  --      --      --      --
------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (07/24/2006)
Accumulation unit value at beginning of period                           $0.77   $1.23   $1.13   $1.00
Accumulation unit value at end of period                                 $1.05   $0.77   $1.23   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   5       3      --      --
------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (07/24/2006)
Accumulation unit value at beginning of period                           $0.93   $1.51   $1.20   $1.00
Accumulation unit value at end of period                                 $1.22   $0.93   $1.51   $1.20
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  48      57      28      --
------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL PORTFOLIO (CLASS S) (07/24/2006)
Accumulation unit value at beginning of period                           $0.64   $1.20   $1.18   $1.00
Accumulation unit value at end of period                                 $0.84   $0.64   $1.20   $1.18
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  84      95      91      19
------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SOCIALLY RESPONSIVE PORTFOLIO (CLASS S) (07/24/2006)
Accumulation unit value at beginning of period                           $0.74   $1.24   $1.17   $1.00
Accumulation unit value at end of period                                 $0.95   $0.74   $1.24   $1.17
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  --      --      --      --
------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (07/24/2006)
Accumulation unit value at beginning of period                           $0.72   $1.23   $1.18   $1.00
Accumulation unit value at end of period                                 $1.00   $0.72   $1.23   $1.18
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  41      48      16      23
------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, SERVICE SHARES (07/24/2006)
(PREVIOUSLY OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES)
Accumulation unit value at beginning of period                           $0.96   $1.14   $1.06   $1.00
Accumulation unit value at end of period                                 $1.12   $0.96   $1.14   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                               1,011     997     672     103
------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY
NEW YORK -- PROSPECTUS                                                       145

VARIABLE ACCOUNT CHARGES OF 1.45% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                       2009    2008    2007    2006
------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (07/24/2006)
Accumulation unit value at beginning of period                           $0.68   $1.12   $1.15   $1.00
Accumulation unit value at end of period                                 $0.92   $0.68   $1.12   $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  --      --       2       2
------------------------------------------------------------------------------------------------------
OPPENHEIMER VALUE FUND/VA, SERVICE SHARES (09/15/2006)
Accumulation unit value at beginning of period                           $0.64   $1.11   $1.07   $1.00
Accumulation unit value at end of period                                 $0.84   $0.64   $1.11   $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   2       1       1      --
------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (07/24/2006)
Accumulation unit value at beginning of period                           $0.92   $1.11   $1.04   $1.00
Accumulation unit value at end of period                                 $1.10   $0.92   $1.11   $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 345     557     401     106
------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - AGGRESSIVE (05/01/2008)
Accumulation unit value at beginning of period                           $0.71   $1.00      --      --
Accumulation unit value at end of period                                 $0.86   $0.71      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  --      --      --      --
------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - CONSERVATIVE (05/01/2008)
Accumulation unit value at beginning of period                           $0.84   $1.00      --      --
Accumulation unit value at end of period                                 $0.96   $0.84      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  27       9      --      --
------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATE (05/01/2008)
Accumulation unit value at beginning of period                           $0.76   $1.00      --      --
Accumulation unit value at end of period                                 $0.90   $0.76      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   5       2      --      --
------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATELY AGGRESSIVE (05/01/2008)
Accumulation unit value at beginning of period                           $0.73   $1.00      --      --
Accumulation unit value at end of period                                 $0.88   $0.73      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  --      --      --      --
------------------------------------------------------------------------------------------------------
RVST DISCIPLINED ASSET ALLOCATION PORTFOLIOS - MODERATELY CONSERVATIVE (05/01/2008)
Accumulation unit value at beginning of period                           $0.79   $1.00      --      --
Accumulation unit value at end of period                                 $0.93   $0.79      --      --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   1       1      --      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $0.77   $1.12   $1.12   $1.00
Accumulation unit value at end of period                                 $0.95   $0.77   $1.12   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  34      14      51       9
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3)* (07/24/2006)
Accumulation unit value at beginning of period                           $1.06   $1.05   $1.01   $1.00
Accumulation unit value at end of period                                 $1.04   $1.06   $1.05   $1.01
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 708   1,186   1,071     287
*The 7-day simple and compound yields for RVST RiverSource Variable Portfolio - Cash Management Fund
  at Dec. 31, 2009 were (1.50%) and (1.48%), respectively.
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $0.99   $1.07   $1.03   $1.00
Accumulation unit value at end of period                                 $1.12   $0.99   $1.07   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                               1,606   1,847   1,476     221
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $0.71   $1.21   $1.14   $1.00
Accumulation unit value at end of period                                 $0.89   $0.71   $1.21   $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 589     591     310      75
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $0.67   $1.17   $1.16   $1.00
Accumulation unit value at end of period                                 $0.82   $0.67   $1.17   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  --      --      --      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL BOND FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $1.07   $1.10   $1.03   $1.00
Accumulation unit value at end of period                                 $1.18   $1.07   $1.10   $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 546     561     415      58
------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 146 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY NEW YORK -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.45% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                       2009    2008    2007    2006
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (CLASS 3)
(07/24/2006)
Accumulation unit value at beginning of period                           $1.06   $1.08   $1.01   $1.00
Accumulation unit value at end of period                                 $1.12   $1.06   $1.08   $1.01
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 671     343     300      83
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $0.79   $1.07   $1.06   $1.00
Accumulation unit value at end of period                                 $1.19   $0.79   $1.07   $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  25      35      26      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $0.85   $1.07   $1.05   $1.00
Accumulation unit value at end of period                                 $1.20   $0.85   $1.07   $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 466     272     219      75
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP GROWTH FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $0.69   $1.26   $1.13   $1.00
Accumulation unit value at end of period                                 $1.10   $0.69   $1.26   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   1       1       2      --
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP VALUE FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $0.66   $1.22   $1.12   $1.00
Accumulation unit value at end of period                                 $0.92   $0.66   $1.22   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  34      71      53      24
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - S&P 500 INDEX FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $0.73   $1.18   $1.14   $1.00
Accumulation unit value at end of period                                 $0.91   $0.73   $1.18   $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   6       1      21      10
------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $1.01   $1.06   $1.02   $1.00
Accumulation unit value at end of period                                 $1.05   $1.01   $1.06   $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 122      81      48      13
------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - GROWTH FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $0.64   $1.17   $1.15   $1.00
Accumulation unit value at end of period                                 $0.87   $0.64   $1.17   $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  --      --      --      --
------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - LARGER-CAP VALUE FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $0.68   $1.13   $1.15   $1.00
Accumulation unit value at end of period                                 $0.84   $0.68   $1.13   $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   1      --      --      --
------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - SMALLER-CAP VALUE FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $0.65   $1.08   $1.14   $1.00
Accumulation unit value at end of period                                 $0.90   $0.65   $1.08   $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  --       2      --      --
------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - EMERGING MARKETS FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $0.80   $1.76   $1.29   $1.00
Accumulation unit value at end of period                                 $1.38   $0.80   $1.76   $1.29
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  75     168      60       9
------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 3) (07/24/2006)
Accumulation unit value at beginning of period                           $0.76   $1.29   $1.16   $1.00
Accumulation unit value at end of period                                 $0.95   $0.76   $1.29   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   2       3       4       8
------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - DAVIS NEW YORK VENTURE FUND (CLASS 3) (07/24/2006)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of period                           $0.69   $1.14   $1.11   $1.00
Accumulation unit value at end of period                                 $0.89   $0.69   $1.14   $1.11
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 446     335     205      61
------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - GOLDMAN SACHS MID CAP VALUE FUND (CLASS 3) (07/24/2006)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period                           $0.73   $1.17   $1.12   $1.00
Accumulation unit value at end of period                                 $0.98   $0.73   $1.17   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  --      --      --      --
------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY
NEW YORK -- PROSPECTUS                                                       147

VARIABLE ACCOUNT CHARGES OF 1.45% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                       2009    2008    2007    2006
------------------------------------------------------------------------------------------------------
RVST VARIABLE PORTFOLIO - PARTNERS SMALL CAP VALUE FUND (CLASS 3) (07/24/2006)
(PREVIOUSLY RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                           $0.73   $1.08   $1.16   $1.00
Accumulation unit value at end of period                                 $0.98   $0.73   $1.08   $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 251     269     186       9
------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (07/24/2006)
Accumulation unit value at beginning of period                           $0.69   $1.08   $1.13   $1.00
Accumulation unit value at end of period                                 $0.87   $0.69   $1.08   $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 188     262     187      93
------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (07/24/2006)
Accumulation unit value at beginning of period                           $0.62   $1.12   $1.25   $1.00
Accumulation unit value at end of period                                 $0.86   $0.62   $1.12   $1.25
Number of accumulation units outstanding at end of period (000
  omitted)                                                                  60     101      57      22
------------------------------------------------------------------------------------------------------
VAN KAMPEN'S UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (07/24/2006)
Accumulation unit value at beginning of period                           $0.72   $1.38   $1.14   $1.00
Accumulation unit value at end of period                                 $1.12   $0.72   $1.38   $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   2       2       5      12
------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (07/24/2006)
Accumulation unit value at beginning of period                           $0.76   $1.41   $1.23   $1.00
Accumulation unit value at end of period                                 $1.12   $0.76   $1.41   $1.23
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 163     172      46      11
------------------------------------------------------------------------------------------------------
WANGER USA (07/24/2006)
Accumulation unit value at beginning of period                           $0.69   $1.16   $1.12   $1.00
Accumulation unit value at end of period                                 $0.97   $0.69   $1.16   $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 102     109      81      12
------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND (07/24/2006)
Accumulation unit value at beginning of period                           $0.72   $1.21   $1.15   $1.00
Accumulation unit value at end of period                                 $1.04   $0.72   $1.21   $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   2       1       1      --
------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (07/24/2006)
Accumulation unit value at beginning of period                           $0.79   $1.36   $1.22   $1.00
Accumulation unit value at end of period                                 $1.18   $0.79   $1.36   $1.22
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   5       2       4      --
------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
 148 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY NEW YORK -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..............  p.  3
Rating Agencies..........................  p.  4
Revenues Received During Calendar Year
  2009...................................  p.  4
Principal Underwriter....................  p.  5
Independent Registered Public Accounting
  Firm...................................  p.  6
Financial Statements





--------------------------------------------------------------------------------
   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA 4 ACCESS VARIABLE ANNUITY
NEW YORK -- PROSPECTUS                                                       149

(RIVERSOURCE INSURANCE LOGO)

RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
Albany, NY 12203
1 (800) 541-2251

RiverSource Distributors, Inc. (Distributor), Member FINRA. Insurance and
                         annuity products are issued by
RiverSource Life Insurance Co. of New York, Albany, New York. Both companies are affiliated with Ameriprise Financial Services, Inc.
Only RiverSource Life Insurance Co. of New York is authorized to sell insurance and annuities in New York.


      (C)2008-2010 RiverSource Life Insurance Company. All rights reserved.


S-6504 H (4/10)

PART B.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR



                         RIVERSOURCE RETIREMENT ADVISOR

                               VARIABLE ANNUITY(R)



                   RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE(R)

                                VARIABLE ANNUITY



                    RIVERSOURCE RETIREMENT ADVISOR SELECT(R)

                                VARIABLE ANNUITY



                RIVERSOURCE RETIREMENT ADVISOR ADVANTAGE PLUS(R)

                                VARIABLE ANNUITY



                  RIVERSOURCE RETIREMENT ADVISOR SELECT PLUS(R)

                                VARIABLE ANNUITY



                  RIVERSOURCE RETIREMENT ADVISOR 4 ADVANTAGE(R)

                                VARIABLE ANNUITY



                   RIVERSOURCE RETIREMENT ADVISOR 4 SELECT(R)

                                VARIABLE ANNUITY



                   RIVERSOURCE RETIREMENT ADVISOR 4 ACCESS(R)

                                VARIABLE ANNUITY



                    RIVERSOURCE(R) FLEXIBLE PORTFOLIO ANNUITY



                             RIVERSOURCE OF NEW YORK

                            VARIABLE ANNUITY ACCOUNT

           (previously IDS Life of New York Variable Annuity Account)

                                 APRIL 30, 2010


RiverSource of New York Variable Annuity Account is a separate account of RiverSource Life Insurance Co. of New York (RiverSource Life of NY).

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus dated the same date as this SAI, which may be obtained from your sales representative, or by writing or calling us at the address and telephone number below. This SAI contains financial information for all the subaccounts of the RiverSource of New York Variable Annuity Account. Not all subaccounts shown will apply to your specific contract.

RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
P.O. Box 5144

Albany, NY 12203

(800) 541-2251


S-6343 H (4/10)

TABLE OF CONTENTS


Calculating Annuity Payouts.....................................................   p.  3
Rating Agencies.................................................................   p.  4
Revenues Received During Calendar Year 2009.....................................   p.  4
Principal Underwriter...........................................................   p.  5
Independent Registered Public Accounting Firm...................................   p.  5
Financial Statements............................................................





 2    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

CALCULATING ANNUITY PAYOUTS

THE VARIABLE ACCOUNT
We do the following calculations separately for each of the subaccounts of the variable account. The separate monthly payouts, added together, make up your total variable annuity payout.

INITIAL PAYOUT: To compute your first monthly payout, we:

-  determine the dollar value of your contract on the valuation date; then

- apply the result to the annuity table contained in the contract or another table at least as favorable.

The annuity table shows the amount of the first monthly payout for each $1,000 of value which depends on factors built into the table, as described below.

ANNUITY UNITS: We then convert the value of your subaccount to annuity units. To compute the number of units credited to you, we divide the first monthly payout by the annuity unit value (see below) on the valuation date. The underlying number of units in your subaccount is fixed. The value of units fluctuates with the performance of the underlying fund.

SUBSEQUENT PAYOUTS: To compute later payouts, we multiply:

-  the annuity unit value on the valuation date; by

-  the fixed number of annuity units credited to you.

ANNUITY UNIT VALUES: We originally set this value at $1 for each subaccount. To calculate later values we multiply the last annuity value by the product of:

-  the net investment factor; and

-  the neutralizing factor.

The purpose of the neutralizing factor is to offset the effect of the assumed rate built into the annuity table. With an assumed investment rate of 5%, the neutralizing factor is 0.999866 for a one day valuation period.

NET INVESTMENT FACTOR: We determine the net investment factor by:

- adding the fund's current net asset value per share plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

-  dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the net investment factor may be greater or less than one, and the annuity unit value may increase or decrease. You bear this investment risk in a subaccount.

THE FIXED ACCOUNT
We guarantee your fixed annuity payout amounts. Once calculated, your payout will remain the same and never change. To calculate your annuity payouts we:

- take the value of your fixed account at the retirement/settlement date or the date you selected to begin receiving your annuity payouts; then

- using an annuity table, we apply the value according to the annuity payout plan you select.

The annuity payout table we use will be the one in effect at the time you choose to begin your annuity payouts. The values in the table will be equal to or greater than the table in your contract.


                          RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    3

RATING AGENCIES

We receive ratings from independent rating agencies. These agencies evaluate the financial soundness and claims-paying ability of insurance companies based on a number of different factors. The ratings reflect each agency's estimation of our ability to meet our contractual obligations such as making annuity payouts and paying death benefits and other distributions. As such, the ratings relate to our fixed account and not to the subaccounts. This information generally does not relate to the management or performance of the subaccounts.

For detailed information on the agency ratings given to RiverSource Life of NY, see "Debt & Ratings Information" under "Investors Relations" on our website at ameriprise.com or contact your sales representative. You also may view our current ratings by visiting the agency websites directly at:

A.M. Best                                                                       www.ambest.com
Fitch                                                                     www.fitchratings.com
Moody's                                                               www.moodys.com/insurance
Standard & Poor's                                                     www.standardandpoors.com


A.M. Best -- Rates insurance companies for their financial strength.

Fitch -- Rates insurance companies for their claims-paying ability.

Moody's -- Rates insurance companies for their financial strength.

Standard & Poor's -- Rates insurance companies for their financial strength.


REVENUES RECEIVED DURING CALENDAR YEAR 2009



The following table shows the unaffiliated funds ranked according to highest to lowest total dollar amounts the funds and their affiliates paid to us and/or our affiliates in 2009. Some of these funds may not be available under your contract or policy. Please see your contract or policy prospectus regarding the investment options available to you.



--------------------------------------------------------------------------------------------
Fidelity(R) Variable Insurance Products                                       $16,862,538.30
Oppenheimer Variable Account Funds                                            $16,181,350.38
Wanger Advisors Trust                                                         $ 9,058,474.96
Columbia Funds Variable Insurance Trust                                       $ 8,079,865.39
Janus Aspen Series                                                            $ 8,045,298.84
Invesco Variable Insurance Funds (previously AIM Variable Insurance Funds)    $ 7,421,603.88
AllianceBernstein Variable Products Series Fund, Inc.                         $ 6,944,576.59
Van Kampen Life Investment Trust                                              $ 6,875,389.20
PIMCO Variable Insurance Trust                                                $ 6,211,733.09
American Century(R) Variable Portfolios, Inc.                                 $ 4,784,673.03
Franklin(R) Templeton(R) Variable Insurance Products Trust                    $ 4,340,994.50
Eaton Vance Variable Trust                                                    $ 3,894,123.46
Goldman Sachs Variable Insurance Trust                                        $ 2,774,705.10
MFS(R) Variable Insurance Trust(SM)                                           $ 2,592,681.47
The Universal Institutional Funds, Inc.                                       $ 2,356,481.41
Evergreen Variable Annuity Trust                                              $ 1,975,681.74
Neuberger Berman Advisers Management Trust                                    $ 1,350,137.36
Wells Fargo Advantage Variable Trust Funds                                    $ 1,276,378.48
Putnam Variable Trust                                                         $ 1,146,355.35
Credit Suisse Trust                                                           $   728,188.25
Royce Capital Fund                                                            $   275,541.01
Third Avenue Variable Series Trust                                            $   262,253.82
Lazard Retirement Series, Inc.                                                $   149,294.72
Calvert Variable Series, Inc.                                                 $    98,468.89
Dreyfus Investment Portfolios/Dreyfus Variable Investment Fund                $    94,399.82
Pioneer Variable Contracts Trust                                              $    82,957.41
Legg Mason Partners Variable Portfolios                                       $    23,855.82
STI Classic Variable Trust                                                    $    15,842.14
Premier VIT                                                                   $     3,804.89
Lincoln Variable Insurance Products Trust                                     $     2,495.59
J.P. Morgan Series Trust II                                                   $     1,187.23
--------------------------------------------------------------------------------------------



If the revenue received from affiliated funds were included in the table above, payment to us or our affiliates by the RiverSource Variable Series Trust Funds
(RVST) or their affiliates would be at the top of the list.


 4    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as principal underwriter for the contracts, which are offered on a continuous basis. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is registered with the Securities and Exchange Commission under the Securities Act of 1934 as a broker dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The contracts are offered to the public through certain securities broker-dealers that have entered into sales agreements with us and RiverSource Distributors and whose personnel are legally authorized to sell annuity and life insurance products. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial.




The aggregate dollar amount of underwriting commissions paid to RiverSource Distributors for the variable account in 2009 was $17,842,976; in 2008 was $22,750,353; and in 2007 was $16,934,492. RiverSource Distributors retained no underwriting commissions from the sale of the contracts.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ernst & Young LLP, independent registered public accounting firm, has audited the financial statements of RiverSource Life Insurance Co. of New York at Dec. 31, 2009 and 2008, and for each of the three years in the period ended Dec. 31, 2009, and the individual financial statements of the segregated asset divisions of RiverSource of New York Variable Annuity Account, sponsored by RiverSource Life Insurance Co. of New York, at Dec. 31, 2009, and for each of the periods indicated therein, as set forth in their reports thereon appearing elsewhere herein. We've included our financial statements in the Statement of Additional Information in reliance upon such reports given on the authority of Ernst & Young LLP as experts in accounting and auditing.



                          RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

We have audited the accompanying individual statements of assets and liabilities of the divisions of RiverSource of New York Variable Annuity Account (the Account) sponsored by RiverSource Life Insurance Co. of New York, referred to in
Note 1, as of December 31, 2009, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the management of RiverSource Life Insurance Co. of New York. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform audits of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the affiliated and unaffiliated mutual fund managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual financial position of the divisions of RiverSource of New York Variable Annuity Account, referred to in Note 1, at December 31, 2009, and the individual results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

                                        -s- Ernst & Young LLP

Minneapolis, Minnesota

April 23, 2010


 6    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES



                                                   INVESCO        INVESCO        INVESCO         INVESCO          INVESCO
                                                VI CAP APPR,   VI CAP APPR,    VI CAP DEV,     VI CAP DEV,      VI CORE EQ,
DEC. 31, 2009                                       SER I         SER II          SER I           SER II           SER I
 ASSETS
Investments, at fair value(1),(2)                 $410,648      $6,042,642       $530,218       $1,707,849      $11,111,646
Dividends receivable                                    --              --             --               --               --
Accounts receivable from RiverSource Life of
  NY for contract purchase payments                     --              39             --              190               --
Receivable for share redemptions                       392           6,930            366            1,805           16,981
---------------------------------------------------------------------------------------------------------------------------
Total assets                                       411,040       6,049,611        530,584        1,709,844       11,128,627
---------------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                     299           4,428            366            1,271           11,841
    Contract terminations                               93           2,502             --              534            5,140
Payable for investments purchased                       --              39             --              190               --
---------------------------------------------------------------------------------------------------------------------------
Total liabilities                                      392           6,969            366            1,995           16,981
---------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                              410,648       6,039,442        530,218        1,707,772       11,006,314
Net assets applicable to contracts in payment
  period                                                --           3,036             --               --          105,332
Net assets applicable to seed money                     --             164             --               77               --
---------------------------------------------------------------------------------------------------------------------------
Total net assets                                  $410,648      $6,042,642       $530,218       $1,707,849      $11,111,646
---------------------------------------------------------------------------------------------------------------------------
(1) Investment shares                               20,199         302,132         46,964          155,400          445,893
(2) Investments, at cost                          $507,239      $6,777,941       $586,251       $2,151,790      $10,337,552
---------------------------------------------------------------------------------------------------------------------------


                                                   INVESCO        INVESCO        INVESCO         INVESCO          INVESCO
                                                   VI DYN,     VI FIN SERV,   VI FIN SERV,   VI GLOBAL HLTH,   VI INTL GRO,
DEC. 31, 2009 (CONTINUED)                           SER I          SER I         SER II           SER II          SER II
 ASSETS
Investments, at fair value(1),(2)                 $365,532      $1,374,770     $1,097,028       $2,382,263      $48,223,490
Dividends receivable                                    --              --             --               --               --
Accounts receivable from RiverSource Life of
  NY for contract purchase payments                     --              --            165           14,893           24,329
Receivable for share redemptions                       300           1,004         15,229            1,840           41,865
---------------------------------------------------------------------------------------------------------------------------
Total assets                                       365,832       1,375,774      1,112,422        2,398,996       48,289,684
---------------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                     263           1,004            909            1,827           38,318
    Contract terminations                               36              --         14,320               13            3,547
Payable for investments purchased                       --              --            165           14,893           24,329
---------------------------------------------------------------------------------------------------------------------------
Total liabilities                                      299           1,004         15,394           16,733           66,194
---------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                              365,482       1,374,770      1,096,995        2,382,060       48,223,490
Net assets applicable to contracts in payment
  period                                                --              --             --               --               --
Net assets applicable to seed money                     51              --             33              203               --
---------------------------------------------------------------------------------------------------------------------------
Total net assets                                  $365,533      $1,374,770     $1,097,028       $2,382,263      $48,223,490
---------------------------------------------------------------------------------------------------------------------------
(1) Investment shares                               25,687         269,563        217,233          152,709        1,881,525
(2) Investments, at cost                          $325,955      $1,731,933     $1,432,316       $2,538,572      $49,397,883
---------------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



                          RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    7

STATEMENTS OF ASSETS AND LIABILITIES



                                                  INVESCO         AB VPS          AB VPS         AB VPS        AB VPS
                                                 VI TECH,    GLOBAL THEMATIC    GRO & INC,     INTL VAL,    LG CAP GRO,
DEC. 31, 2009 (CONTINUED)                          SER I        GRO, CL B          CL B           CL B          CL B
 ASSETS
Investments, at fair value(1),(2)               $1,482,889      $2,257,328       $8,649,529   $36,824,483      $266,594
Dividends receivable                                    --              --               --            --            --
Accounts receivable from RiverSource Life of
  NY for contract purchase payments                      5             136              260         5,455            --
Receivable for share redemptions                     1,087          16,658          108,266        68,947           391
-----------------------------------------------------------------------------------------------------------------------
Total assets                                     1,483,981       2,274,122        8,758,055    36,898,885       266,985
-----------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                   1,029           1,791            6,390        28,075           215
    Contract terminations                               57          14,867          101,877        40,871           176
Payable for investments purchased                        5             136              260         5,455            --
-----------------------------------------------------------------------------------------------------------------------
Total liabilities                                    1,091          16,794          108,527        74,401           391
-----------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                            1,482,890       2,257,182        8,649,365    36,782,786       266,284
Net assets applicable to contracts in payment
  period                                                --              --               --        41,698            --
Net assets applicable to seed money                     --             146              163            --           310
-----------------------------------------------------------------------------------------------------------------------
Total net assets                                $1,482,890      $2,257,328       $8,649,528   $36,824,484      $266,594
-----------------------------------------------------------------------------------------------------------------------
(1) Investment shares                              112,425         138,147          573,576     2,532,633        10,785
(2) Investments, at cost                        $1,357,892      $2,194,179      $12,022,425   $42,698,729      $230,211
-----------------------------------------------------------------------------------------------------------------------


                                                   AC VP          AC VP            AC VP         AC VP         AC VP
                                                   INTL,          INTL,        MID CAP VAL,      ULTRA,         VAL,
DEC. 31, 2009 (CONTINUED)                          CL I           CL II            CL II         CL II          CL I
 ASSETS
Investments, at fair value(1),(2)                 $789,662      $2,948,462      $13,257,864    $2,403,485    $1,576,625
Dividends receivable                                    --              --               --            --            --
Accounts receivable from RiverSource Life of
  NY for contract purchase payments                     --             246            2,218            --            --
Receivable for share redemptions                       587           2,330           13,717         2,760         1,706
-----------------------------------------------------------------------------------------------------------------------
Total assets                                       790,249       2,951,038       13,273,799     2,406,245     1,578,331
-----------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                     587           2,183           10,307         1,824         1,112
    Contract terminations                               --             147            3,411           936           594
Payable for investments purchased                       --             246            2,218            --            --
-----------------------------------------------------------------------------------------------------------------------
Total liabilities                                      587           2,576           15,936         2,760         1,706
-----------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                              789,662       2,945,087       13,257,863     2,403,141     1,576,625
Net assets applicable to contracts in payment
  period                                                --           3,375               --            --            --
Net assets applicable to seed money                     --              --               --           344            --
-----------------------------------------------------------------------------------------------------------------------
Total net assets                                  $789,662      $2,948,462      $13,257,863    $2,403,485    $1,576,625
-----------------------------------------------------------------------------------------------------------------------
(1) Investment shares                              102,156         381,925        1,092,981       298,941       298,603
(2) Investments, at cost                          $791,282      $2,958,560      $13,373,174    $2,676,753    $2,049,111
-----------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



 8    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES



                                                     AC VP        CALVERT        COL           COL         COL MARSICO
                                                      VAL,          VS        HI YIELD,    MARSICO GRO,     INTL OPP,
DEC. 31, 2009 (CONTINUED)                            CL II      SOCIAL BAL     VS CL B       VS CL A         VS CL B
 ASSETS
Investments, at fair value(1),(2)                 $16,531,769   $2,239,880   $4,838,203    $113,536,501    $4,183,615
Dividends receivable                                       --           --           --              --            --
Accounts receivable from RiverSource Life of NY
  for contract purchase payments                           82           --       29,931          93,180         2,880
Receivable for share redemptions                       12,696       15,893        3,879          90,523         3,168
----------------------------------------------------------------------------------------------------------------------
Total assets                                       16,544,547    2,255,773    4,872,013     113,720,204     4,189,663
----------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                     12,181        1,669        3,878          90,169         3,170
    Contract terminations                                 515       14,224           --             354            --
Payable for investments purchased                          82           --       29,931          93,180         2,880
----------------------------------------------------------------------------------------------------------------------
Total liabilities                                      12,778       15,893       33,809         183,703         6,050
----------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                              16,498,657    2,239,880    4,838,204     113,536,501     4,172,503
Net assets applicable to contracts in payment
  period                                               33,112           --           --              --        11,110
Net assets applicable to seed money                        --           --           --              --            --
----------------------------------------------------------------------------------------------------------------------
Total net assets                                  $16,531,769   $2,239,880   $4,838,204    $113,536,501    $4,183,613
----------------------------------------------------------------------------------------------------------------------
(1) Investment shares                               3,125,098    1,461,109      496,226       6,714,163       295,662
(2) Investments, at cost                          $21,528,347   $2,664,234   $5,073,256    $114,299,118    $5,459,657
----------------------------------------------------------------------------------------------------------------------


                                                       CS           CS        DREY VIF        EV VT           EG VA
                                                   COMMODITY      U.S. EQ     INTL EQ,    FLOATING-RATE    FUNDAMENTAL
DEC. 31, 2009 (CONTINUED)                            RETURN       FLEX I        SERV           INC        LG CAP, CL 2
 ASSETS
Investments, at fair value(1),(2)                  $4,130,831   $5,076,305     $271,201     $57,629,994    $3,108,591
Dividends receivable                                  401,255           --           --         217,913            --
Accounts receivable from RiverSource Life of NY
  for contract purchase payments                        2,088           --           46          30,897            16
Receivable for share redemptions                        8,521       11,270          227          74,088         2,834
----------------------------------------------------------------------------------------------------------------------
Total assets                                        4,542,695    5,087,575      271,474      57,952,892     3,111,441
----------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                      3,162        5,312          227          46,407         2,348
    Contract terminations                               5,359        5,958           --          27,681           486
Payable for investments purchased                     403,343           --           46         248,810            16
----------------------------------------------------------------------------------------------------------------------
Total liabilities                                     411,864       11,270          273         322,898         2,850
----------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                               4,130,831    5,051,712      271,057      57,620,304     3,048,845
Net assets applicable to contracts in payment
  period                                                   --       24,593           --           9,690        59,667
Net assets applicable to seed money                        --           --          144              --            79
----------------------------------------------------------------------------------------------------------------------
Total net assets                                   $4,130,831   $5,076,305     $271,201     $57,629,994    $3,108,591
----------------------------------------------------------------------------------------------------------------------
(1) Investment shares                                 539,273      407,081       17,877       6,367,955       182,215
(2) Investments, at cost                           $5,281,464   $6,393,087     $319,911     $56,908,315    $2,804,762
----------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



                          RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    9

STATEMENTS OF ASSETS AND LIABILITIES



                                                   EG VA        FID VIP       FID VIP          FID VIP          FID VIP
                                                  INTL EQ,    CONTRAFUND,    GRO & INC,      GRO & INC,        MID CAP,
DEC. 31, 2009 (CONTINUED)                           CL 2       SERV CL 2      SERV CL         SERV CL 2         SERV CL
 ASSETS
Investments, at fair value(1),(2)               $49,158,126   $45,707,938    $2,163,430      $13,317,590       $4,717,164
Dividends receivable                                     --            --            --               --               --
Accounts receivable from RiverSource Life of
  NY for contract purchase payments                  30,568         3,226            76               --               55
Receivable for share redemptions                     39,387       116,954         1,849           52,741            3,496
-------------------------------------------------------------------------------------------------------------------------
Total assets                                     49,228,081    45,828,118     2,165,355       13,370,331        4,720,715
-------------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                   39,231        35,387         1,597            9,880            3,428
    Contract terminations                               156        81,566           252           42,860               68
Payable for investments purchased                    30,568         3,226            76               --               55
-------------------------------------------------------------------------------------------------------------------------
Total liabilities                                    69,955       120,179         1,925           52,740            3,551
-------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                            49,158,126    45,645,082     2,154,123       13,274,149        4,707,568
Net assets applicable to contracts in payment
  period                                                 --        62,857         9,307           43,311            9,596
Net assets applicable to seed money                      --            --            --              131               --
-------------------------------------------------------------------------------------------------------------------------
Total net assets                                $49,158,126   $45,707,939    $2,163,430      $13,317,591       $4,717,164
-------------------------------------------------------------------------------------------------------------------------
(1) Investment shares                             4,641,938     2,252,732       196,675        1,221,797          185,642
(2) Investments, at cost                        $41,787,050   $55,922,880    $2,609,130      $15,749,404       $4,652,775
-------------------------------------------------------------------------------------------------------------------------


                                                  FID VIP       FID VIP       FID VIP       FTVIPT FRANK     FTVIPT FRANK
                                                  MID CAP,     OVERSEAS,     OVERSEAS,    GLOBAL REAL EST,    SM CAP VAL,
DEC. 31, 2009 (CONTINUED)                        SERV CL 2      SERV CL      SERV CL 2          CL 2             CL 2
 ASSETS
Investments, at fair value(1),(2)               $64,437,901      $781,624    $9,289,500       $8,473,604      $11,588,449
Dividends receivable                                     --            --            --               --               --
Accounts receivable from RiverSource Life of
  NY for contract purchase payments                   7,173            63           417                1            1,162
Receivable for share redemptions                     99,351           584        13,521           23,219            8,761
-------------------------------------------------------------------------------------------------------------------------
Total assets                                     64,544,425       782,271     9,303,438        8,496,824       11,598,372
-------------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                   49,119           583         6,840            6,265            8,476
    Contract terminations                            50,231            --         6,680           16,953              285
Payable for investments purchased                     7,173            63           417                1            1,162
-------------------------------------------------------------------------------------------------------------------------
Total liabilities                                   106,523           646        13,937           23,219            9,923
-------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                            64,417,574       781,625     9,286,998        8,435,771       11,588,449
Net assets applicable to contracts in payment
  period                                             20,328            --         2,503           37,834               --
Net assets applicable to seed money                      --            --            --               --               --
-------------------------------------------------------------------------------------------------------------------------
Total net assets                                $64,437,902      $781,625    $9,289,501       $8,473,605      $11,588,449
-------------------------------------------------------------------------------------------------------------------------
(1) Investment shares                             2,567,247        52,143       622,621          775,971          907,474
(2) Investments, at cost                        $68,491,075      $925,531   $11,066,307      $15,676,801      $13,173,509
-------------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



 10    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES



                                                FTVIPT         GS VIT          GS VIT          GS VIT        JANUS ASPEN
                                            MUTUAL SHARES   MID CAP VAL,   STRUCTD SM CAP   STRUCTD U.S.     ENTERPRISE,
DEC. 31, 2009 (CONTINUED)                     SEC, CL 2         INST          EQ, INST        EQ, INST          SERV
 ASSETS
Investments, at fair value(1),(2)            $16,819,850     $17,888,710       $317,184       $8,679,012       $743,313
Dividends receivable                                  --              --             --               --             --
Accounts receivable from RiverSource Life
  of NY for contract purchase payments            27,303              13             --              180             --
Receivable for share redemptions                  68,344          16,984            244            6,655            537
-------------------------------------------------------------------------------------------------------------------------
Total assets                                  16,915,497      17,905,707        317,428        8,685,847        743,850
-------------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                12,676          13,081            244            6,379            537
    Contract terminations                         55,668           3,904             --              276             --
Payable for investments purchased                 27,303              13             --              180             --
-------------------------------------------------------------------------------------------------------------------------
Total liabilities                                 95,647          16,998            244            6,835            537
-------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                         16,819,850      17,854,432        317,184        8,676,133        736,617
Net assets applicable to contracts in
  payment period                                      --          34,277             --            2,879          6,696
Net assets applicable to seed money                   --              --             --               --             --
-------------------------------------------------------------------------------------------------------------------------
Total net assets                             $16,819,850     $17,888,709       $317,184       $8,679,012       $743,313
-------------------------------------------------------------------------------------------------------------------------
(1) Investment shares                          1,153,625       1,576,098         35,962          913,580         24,860
(2) Investments, at cost                     $19,764,247     $22,608,485       $397,890      $10,835,165       $726,671
-------------------------------------------------------------------------------------------------------------------------


                                             JANUS ASPEN     JANUS ASPEN     JANUS ASPEN      LM CB VAR          MFS
                                                GLOBAL         JANUS,         OVERSEAS,      SM CAP GRO,   INV GRO STOCK,
DEC. 31, 2009 (CONTINUED)                     TECH, SERV        SERV            SERV            CL I           SERV CL
 ASSETS
Investments, at fair value(1),(2)             $1,119,405     $97,037,213     $9,831,518         $526,071     $5,292,751
Dividends receivable                                  --              --             --               --             --
Accounts receivable from RiverSource Life
  of NY for contract purchase payments                --          52,662             --               --             --
Receivable for share redemptions                     800          77,567         64,100              575         81,003
-------------------------------------------------------------------------------------------------------------------------
Total assets                                   1,120,205      97,167,442      9,895,618          526,646      5,373,754
-------------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                   799          77,260          7,187              405          3,966
    Contract terminations                              1             308         56,914              170         77,037
Payable for investments purchased                     --          52,662             --               --             --
-------------------------------------------------------------------------------------------------------------------------
Total liabilities                                    800         130,230         64,101              575         81,003
-------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                          1,119,405      97,037,212      9,831,517          525,818      5,292,683
Net assets applicable to contracts in
  payment period                                      --              --             --               --             --
Net assets applicable to seed money                   --              --             --              253             68
-------------------------------------------------------------------------------------------------------------------------
Total net assets                              $1,119,405     $97,037,212     $9,831,517         $526,071     $5,292,751
-------------------------------------------------------------------------------------------------------------------------
(1) Investment shares                            246,023       4,596,741        218,090           42,597        550,182
(2) Investments, at cost                      $1,027,334     $96,836,201     $7,783,491         $535,725     $4,972,110
-------------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



                         RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    11

STATEMENTS OF ASSETS AND LIABILITIES



                                                MFS             MFS           NB AMT          NB AMT             OPPEN
                                             NEW DIS,        UTILITIES,       INTL,      SOC RESPONSIVE,       GLOBAL SEC
DEC. 31, 2009 (CONTINUED)                     SERV CL         SERV CL          CL S            CL S             VA, SERV
 ASSETS
Investments, at fair value(1),(2)           $3,910,778       $11,374,642   $20,306,627        $282,622         $7,418,892
Dividends receivable                                --                --            --              --                 --
Accounts receivable from RiverSource
  Life of NY for contract purchase
  payments                                          --            24,350         9,559              --              6,962
Receivable for share redemptions                21,317            55,335        16,340             238             14,493
----------------------------------------------------------------------------------------------------------------------------
Total assets                                 3,932,095        11,454,327    20,332,526         282,860          7,440,347
----------------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee               2,808             8,661        16,093             238              5,721
    Contract terminations                       18,508            46,675           246              --              8,772
Payable for investments purchased                   --            24,350         9,559              --              6,962
----------------------------------------------------------------------------------------------------------------------------
Total liabilities                               21,316            79,686        25,898             238             21,455
----------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                        3,910,779        11,358,559    20,306,628         282,341          7,418,892
Net assets applicable to contracts in
  payment period                                    --            16,082            --              --                 --
Net assets applicable to seed money                 --                --            --             281                 --
----------------------------------------------------------------------------------------------------------------------------
Total net assets                            $3,910,779       $11,374,641   $20,306,628        $282,622         $7,418,892
----------------------------------------------------------------------------------------------------------------------------
(1) Investment shares                          299,677           502,192     2,135,292          23,280            282,302
(2) Investments, at cost                    $3,965,942       $12,196,976   $22,286,624        $326,154         $8,438,849
----------------------------------------------------------------------------------------------------------------------------


                                               OPPEN        OPPEN GLOBAL      OPPEN           PIMCO              PUT VT
                                          MAIN ST SM CAP   STRATEGIC INC       VAL        VIT ALL ASSET,   GLOBAL HLTH CARE,
DEC. 31, 2009 (CONTINUED)                    VA, SERV         VA, SERV       VA, SERV       ADVISOR CL           CL IB
 ASSETS
Investments, at fair value(1),(2)           $2,652,599      $160,429,819    $1,093,882     $78,840,102         $1,695,219
Dividends receivable                                --                --            --              --                 --
Accounts receivable from RiverSource
  Life of NY for contract purchase
  payments                                          55           124,095           440          45,700                  4
Receivable for share redemptions                 2,112           127,641           872          65,180              9,656
----------------------------------------------------------------------------------------------------------------------------
Total assets                                 2,654,766       160,681,555     1,095,194      78,950,982          1,704,879
----------------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee               1,998           127,425           872          62,734              1,261
    Contract terminations                          113               216            --           2,445              8,395
Payable for investments purchased                   55           124,095           440          45,700                  4
----------------------------------------------------------------------------------------------------------------------------
Total liabilities                                2,166           251,736         1,312         110,879              9,660
----------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                        2,652,386       160,377,891     1,093,756      78,840,103          1,695,219
Net assets applicable to contracts in
  payment period                                    --            51,928            --              --                 --
Net assets applicable to seed money                214                --           126              --                 --
----------------------------------------------------------------------------------------------------------------------------
Total net assets                            $2,652,600      $160,429,819    $1,093,882     $78,840,103         $1,695,219
----------------------------------------------------------------------------------------------------------------------------
(1) Investment shares                          185,756        29,819,669       121,678       7,508,581            139,409
(2) Investments, at cost                    $2,990,180      $155,543,062    $1,280,229     $82,587,890         $1,636,930
----------------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



 12    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES



                                                   PUT VT         PUT VT         PUT VT          ROYCE          DISC
                                                  INTL EQ,       NEW OPP,        VISTA,       MICRO-CAP,    ASSET ALLOC,
DEC. 31, 2009 (CONTINUED)                           CL IB          CL IA          CL IB        INVEST CL        AGGR
 ASSETS
Investments, at fair value(1),(2)                $2,676,010     $5,674,160     $1,224,806     $1,286,268         $93,430
Dividends receivable                                     --             --             --             --              --
Accounts receivable from RiverSource Life of
  NY for contract purchase payments                      --             --             --             --              --
Receivable for share redemptions                      4,650          7,563            974          1,153              --
------------------------------------------------------------------------------------------------------------------------
Total assets                                      2,680,660      5,681,723      1,225,780      1,287,421          93,430
------------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                    1,910          6,054            851            930              75
    Contract terminations                             2,740          1,509            123            224              --
Payable for investments purchased                        --             --             --             --              --
------------------------------------------------------------------------------------------------------------------------
Total liabilities                                     4,650          7,563            974          1,154              75
------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                             2,670,770      5,665,883      1,224,758      1,286,267          92,966
Net assets applicable to contracts in payment
  period                                              5,184          8,277             --             --              --
Net assets applicable to seed money                      56             --             48             --             389
------------------------------------------------------------------------------------------------------------------------
Total net assets                                 $2,676,010     $5,674,160     $1,224,806     $1,286,267         $93,355
------------------------------------------------------------------------------------------------------------------------
(1) Investment shares                               241,517        327,230        106,228        134,970          10,673
(2) Investments, at cost                         $3,217,501     $7,992,984     $1,342,257     $1,269,333         $79,430
------------------------------------------------------------------------------------------------------------------------


                                                    DISC           DISC           DISC           DISC         VP DAVIS
                                                ASSET ALLOC,   ASSET ALLOC,   ASSET ALLOC,   ASSET ALLOC,    NY VENTURE,
DEC. 31, 2009 (CONTINUED)                          CONSERV          MOD         MOD AGGR      MOD CONSERV       CL 3
 ASSETS
Investments, at fair value(1),(2)                  $973,345     $2,253,405       $445,048     $2,034,854    $100,719,444
Dividends receivable                                     --             --             --             --              --
Accounts receivable from RiverSource Life of
  NY for contract purchase payments                      --             --             --          8,000          55,531
Receivable for share redemptions                         --             --             --             --              --
------------------------------------------------------------------------------------------------------------------------
Total assets                                        973,345      2,253,405        445,048      2,042,854     100,774,975
------------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                      823          1,718            348          1,481          80,131
    Contract terminations                            10,000             --          8,292             --             299
Payable for investments purchased                        --             --             --             --              --
------------------------------------------------------------------------------------------------------------------------
Total liabilities                                    10,823          1,718          8,640          1,481          80,430
------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                               962,449      2,251,484        436,209      2,041,023     100,694,545
Net assets applicable to contracts in payment
  period                                                 --             --             --             --              --
Net assets applicable to seed money                      73            203            199            350              --
------------------------------------------------------------------------------------------------------------------------
Total net assets                                   $962,522     $2,251,687       $436,408     $2,041,373    $100,694,545
------------------------------------------------------------------------------------------------------------------------
(1) Investment shares                                98,853        246,020         49,617        215,176      11,243,918
(2) Investments, at cost                           $870,113     $2,080,469       $411,080     $1,847,869    $ 95,122,031
------------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



                         RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    13

STATEMENTS OF ASSETS AND LIABILITIES



                                                 VP GS        VP PTNRS       RVS VP           RVS VP            RVS VP
                                             MID CAP VAL,   SM CAP VAL,       BAL,          CASH MGMT,         DIV BOND,
DEC. 31, 2009 (CONTINUED)                        CL 3           CL 3          CL 3             CL 3              CL 3
 ASSETS
Investments, at fair value(1),(2)                $378,933   $71,977,701    $11,649,442      $43,572,483      $269,796,033
Dividends receivable                                   --            --             --               12                --
Accounts receivable from RiverSource Life
  of NY for contract purchase payments                 --        21,410             44            1,358            92,917
Receivable for share redemptions                       --            --             --               --                --
--------------------------------------------------------------------------------------------------------------------------
Total assets                                      378,933    71,999,111     11,649,486       43,573,853       269,888,950
--------------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                    293        56,615         10,740           34,959           217,141
    Contract terminations                             273        14,038          1,631          239,495            55,243
Payable for investments purchased                      --            --             --               --                --
--------------------------------------------------------------------------------------------------------------------------
Total liabilities                                     566        70,653         12,371          274,454           272,384
--------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                             378,168    71,928,458     11,409,682       43,282,422       269,388,587
Net assets applicable to contracts in
  payment period                                       --            --        227,433           16,977           227,979
Net assets applicable to seed money                   199            --             --               --                --
--------------------------------------------------------------------------------------------------------------------------
Total net assets                                 $378,367   $71,928,458    $11,637,115      $43,299,399      $269,616,566
--------------------------------------------------------------------------------------------------------------------------
(1) Investment shares                              41,304     5,868,981        947,864       43,572,483        25,071,162
(2) Investments, at cost                         $383,948   $73,472,284    $13,282,661      $43,549,429      $260,040,768
--------------------------------------------------------------------------------------------------------------------------


                                                                                              RVS VP
                                                RVS VP         RVS VP        RVS VP      GLOBAL INFLATION       RVS VP
                                              DIV EQ INC,     DYN EQ,     GLOBAL BOND,      PROT SEC,       HI YIELD BOND,
DEC. 31, 2009 (CONTINUED)                        CL 3           CL 3          CL 3             CL 3              CL 3
 ASSETS
Investments, at fair value(1),(2)            $166,536,999   $24,625,803    $91,096,782     $119,856,598       $29,161,989
Dividends receivable                                   --            --             --               --                --
Accounts receivable from RiverSource Life
  of NY for contract purchase payments             39,390            46         52,983           68,673                --
Receivable for share redemptions                       --            --             --               --                --
--------------------------------------------------------------------------------------------------------------------------
Total assets                                  166,576,389    24,625,849     91,149,765      119,925,271        29,161,989
--------------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                133,060        21,769         73,222           95,850            23,243
    Contract terminations                          34,735        62,437          1,028              210            49,503
Payable for investments purchased                      --            --             --               --                --
--------------------------------------------------------------------------------------------------------------------------
Total liabilities                                 167,795        84,206         74,250           96,060            72,746
--------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                         166,198,185    24,365,667     91,050,519      119,829,211        28,919,856
Net assets applicable to contracts in
  payment period                                  210,409       175,655         24,996               --           169,387
Net assets applicable to seed money                    --           321             --               --                --
--------------------------------------------------------------------------------------------------------------------------
Total net assets                             $166,408,594   $24,541,643    $91,075,515     $119,829,211       $29,089,243
--------------------------------------------------------------------------------------------------------------------------
(1) Investment shares                          14,773,596     1,495,561      7,923,174       12,746,405         4,348,554
(2) Investments, at cost                     $178,391,533   $33,447,695    $87,113,414     $121,073,445       $28,295,107
--------------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



 14    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES



                                                     RVS VP        RVS VP        RVS VP        RVS VP         RVS VP
                                                       INC         MID CAP      MID CAP       S&P 500,         SHORT
DEC. 31, 2009 (CONTINUED)                           OPP, CL 3     GRO, CL 3    VAL, CL 3        CL 3      DURATION, CL 3
 ASSETS
Investments, at fair value(1),(2)                 $101,942,147   $5,714,779   $11,130,894    $8,636,785     $19,929,199
Dividends receivable                                        --           --            --            --              --
Accounts receivable from RiverSource Life of NY
  for contract purchase payments                        63,190          429            31         1,050          17,821
Receivable for share redemptions                            --           --            --            --              --
------------------------------------------------------------------------------------------------------------------------
Total assets                                       102,005,337    5,715,208    11,130,925     8,637,835      19,947,020
------------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                      81,502        5,173         8,599         6,467          15,025
    Contract terminations                                  357        5,294         3,372        17,022               9
Payable for investments purchased                           --           --            --            --              --
------------------------------------------------------------------------------------------------------------------------
Total liabilities                                       81,859       10,467        11,971        23,489          15,034
------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                              101,899,241    5,666,468    11,118,954     8,614,277      19,862,228
Net assets applicable to contracts in payment
  period                                                24,237       38,049            --            --          66,517
Net assets applicable to seed money                         --          224            --            69           3,241
------------------------------------------------------------------------------------------------------------------------
Total net assets                                  $101,923,478   $5,704,741   $11,118,954    $8,614,346     $19,931,986
------------------------------------------------------------------------------------------------------------------------
(1) Investment shares                                9,515,987      496,676     1,245,362     1,150,598       1,959,784
(2) Investments, at cost                           $92,083,699   $5,618,442   $13,356,748    $8,799,408     $20,014,452
------------------------------------------------------------------------------------------------------------------------


                                                       SEL         SEL VP        SEL VP       THDL VP         THDL VP
                                                       VP          LG CAP        SM CAP         EMER           INTL
DEC. 31, 2009 (CONTINUED)                           GRO, CL 3     VAL, CL 3    VAL, CL 3     MKTS, CL 3      OPP, CL 3
 ASSETS
Investments, at fair value(1),(2)                   $5,169,164     $256,111    $2,446,904   $40,059,828     $ 9,862,976
Dividends receivable                                        --           --            --            --              --
Accounts receivable from RiverSource Life of NY
  for contract purchase payments                           109            7            --         8,227              16
Receivable for share redemptions                            --           --            --            --              --
------------------------------------------------------------------------------------------------------------------------
Total assets                                         5,169,273      256,118     2,446,904    40,068,055       9,862,992
------------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                       3,773          198         1,793        33,161           9,268
    Contract terminations                                  678           --         2,139        34,845          28,976
Payable for investments purchased                           --           --            --            --              --
------------------------------------------------------------------------------------------------------------------------
Total liabilities                                        4,451          198         3,932        68,006          38,244
------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                                5,156,222      255,684     2,437,568    39,929,506       9,763,849
Net assets applicable to contracts in payment
  period                                                 8,471           --         5,196        70,543          60,899
Net assets applicable to seed money                        129          236           208            --              --
------------------------------------------------------------------------------------------------------------------------
Total net assets                                    $5,164,822     $255,920    $2,442,972   $40,000,049     $ 9,824,748
------------------------------------------------------------------------------------------------------------------------
(1) Investment shares                                  888,027       30,805       269,553     2,635,606         916,105
(2) Investments, at cost                            $5,905,499     $265,710    $3,048,077   $33,652,308     $10,451,316
------------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



                         RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    15

STATEMENTS OF ASSETS AND LIABILITIES



                                                   THIRD        VANK LIT        VANK UIF        VANK UIF
                                                    AVE        COMSTOCK,         GLOBAL       MID CAP GRO,      WANGER
DEC. 31, 2009 (CONTINUED)                           VAL          CL II      REAL EST, CL II       CL II          INTL
 ASSETS
Investments, at fair value(1),(2)                $2,034,088   $40,020,632     $15,598,863      $2,654,111    $54,405,187
Dividends receivable                                     --            --              --              --             --
Accounts receivable from RiverSource Life of
  NY for contract purchase payments                       3        15,095          23,513          44,439         45,099
Receivable for share redemptions                      1,500        34,352          12,593           2,448         42,199
------------------------------------------------------------------------------------------------------------------------
Total assets                                      2,035,591    40,070,079      15,634,969       2,700,998     54,492,485
------------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                    1,500        31,392          12,314           1,980         42,092
    Contract terminations                                --         2,961             279             467            105
Payable for investments purchased                         3        15,095          23,513          44,439         45,099
------------------------------------------------------------------------------------------------------------------------
Total liabilities                                     1,503        49,448          36,106          46,886         87,296
------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                             2,034,088    40,020,631      15,598,863       2,654,112     54,392,570
Net assets applicable to contracts in payment
  period                                                 --            --              --              --         12,619
Net assets applicable to seed money                      --            --              --              --             --
------------------------------------------------------------------------------------------------------------------------
Total net assets                                 $2,034,088   $40,020,631     $15,598,863      $2,654,112    $54,405,189
------------------------------------------------------------------------------------------------------------------------
(1) Investment shares                               150,339     3,962,439       2,020,578         292,303      1,833,059
(2) Investments, at cost                         $2,706,016   $46,419,883     $16,560,924      $3,010,774    $52,216,500
------------------------------------------------------------------------------------------------------------------------


                                                                 WF ADV          WF ADV          WF ADV         WF ADV
                                                   WANGER       VT INDEX           VT              VT             VT
DEC. 31, 2009 (CONTINUED)                           USA       ASSET ALLOC      INTL CORE           OPP        SM CAP GRO
 ASSETS
Investments, at fair value(1),(2)               $49,377,483    $3,549,452        $832,205      $2,491,520     $5,712,728
Dividends receivable                                     --            --              --              --             --
Accounts receivable from RiverSource Life of
  NY for contract purchase payments                   3,563           410              --              --            130
Receivable for share redemptions                     55,995         2,553             571           8,168         36,652
------------------------------------------------------------------------------------------------------------------------
Total assets                                     49,437,041     3,552,415         832,776       2,499,688      5,749,510
------------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                   37,803         2,553             571           1,874          4,385
    Contract terminations                            18,193            --              --           6,294         32,266
Payable for investments purchased                     3,563           410              --              --            130
------------------------------------------------------------------------------------------------------------------------
Total liabilities                                    59,559         2,963             571           8,168         36,781
------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
  accumulation period                            49,351,557     3,549,452         811,066       2,491,127      5,712,651
Net assets applicable to contracts in payment
  period                                             25,925            --          21,064              --             --
Net assets applicable to seed money                      --            --              75             393             78
------------------------------------------------------------------------------------------------------------------------
Total net assets                                $49,377,482    $3,549,452        $832,205      $2,491,520     $5,712,729
------------------------------------------------------------------------------------------------------------------------
(1) Investment shares                             1,798,815       337,080         165,448         165,991        899,642
(2) Investments, at cost                        $51,720,167    $4,144,152      $1,203,727      $3,024,722     $6,346,805
------------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



 16    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS



                                                INVESCO VI      INVESCO VI      INVESCO VI    INVESCO VI     INVESCO VI
                                                 CAP APPR,      CAP APPR,        CAP DEV,      CAP DEV,       CORE EQ,
YEAR ENDED DEC. 31, 2009                           SER I          SER II          SER I         SER II         SER I
 INVESTMENT INCOME
Dividend income                                  $  2,352       $   15,288         $    --       $     --    $  182,511
Variable account expenses                           3,573           48,923           3,898         13,990       130,839
-----------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                    (1,221)         (33,635)         (3,898)       (13,990)       51,672
-----------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                           154,102        1,470,853         135,704        606,846     2,745,142
    Cost of investments sold                      222,712        1,931,187         192,216        954,016     3,091,095
-----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                     (68,610)        (460,334)        (56,512)      (347,170)     (345,953)
Distributions from capital gains                       --               --              --             --            --
Net change in unrealized appreciation or
  depreciation of investments                     142,195        1,521,730         225,673        904,900     2,716,540
-----------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                     73,585        1,061,396         169,161        557,730     2,370,587
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                      $ 72,364       $1,027,761        $165,263      $ 543,740    $2,422,259
-----------------------------------------------------------------------------------------------------------------------


                                                INVESCO VI      INVESCO VI      INVESCO VI    INVESCO VI     INVESCO VI
                                                   DYN,         FIN SERV,       FIN SERV,    GLOBAL HLTH,    INTL GRO,
YEAR ENDED DEC. 31, 2009 (CONTINUED)               SER I          SER I           SER II        SER II         SER II
 INVESTMENT INCOME
Dividend income                                  $     --        $  40,032       $  30,704     $    2,720   $   574,655
Variable account expenses                           2,760            9,302           7,737         20,294       356,467
-----------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                    (2,760)          30,730          22,967        (17,574)      218,188
-----------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                            95,900          293,731         138,516        889,967     4,146,972
    Cost of investments sold                      104,302          405,671         250,095      1,121,778     5,494,841
-----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                      (8,402)        (111,940)       (111,579)      (231,811)   (1,347,869)
Distributions from capital gains                       --               --              --             --            --
Net change in unrealized appreciation or
  depreciation of investments                     123,444          480,690         349,794        801,822    12,738,942
-----------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                    115,042          368,750         238,215        570,011    11,391,073
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                      $112,282        $ 399,480       $ 261,182     $  552,437   $11,609,261
-----------------------------------------------------------------------------------------------------------------------


                                                INVESCO VI        AB VPS          AB VPS        AB VPS         AB VPS
                                                   TECH,     GLOBAL THEMATIC    GRO & INC,     INTL VAL,    LG CAP GRO,
YEAR ENDED DEC. 31, 2009 (CONTINUED)               SER I        GRO, CL B          CL B          CL B           CL B
 INVESTMENT INCOME
Dividend income                                  $     --        $      --      $  302,938    $   356,487       $    --
Variable account expenses                           9,661           15,642          73,180        395,113         2,196
-----------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                    (9,661)         (15,642)        229,758        (38,626)       (2,196)
-----------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                           406,368          339,683       2,715,527     33,025,486        99,171
    Cost of investments sold                      497,997          456,850       4,341,174     49,112,445        93,577
-----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                     (91,629)        (117,167)     (1,625,647)   (16,086,959)        5,594
Distributions from capital gains                       --               --              --             --            --
Net change in unrealized appreciation or
  depreciation of investments                     607,557          826,157       2,886,790     27,755,039        78,608
-----------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                    515,928          708,990       1,261,143     11,668,080        84,202
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                      $506,267        $ 693,348     $ 1,490,901   $ 11,629,454       $82,006
-----------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



                         RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    17

STATEMENTS OF OPERATIONS



                                                    AC VP         AC VP         AC VP          AC VP           AC VP
                                                    INTL,         INTL,     MID CAP VAL,       ULTRA,          VAL,
YEAR ENDED DEC. 31, 2009 (CONTINUED)                 CL I         CL II         CL II          CL II           CL I
 INVESTMENT INCOME
Dividend income                                     $ 15,647   $   55,210     $  518,328      $   3,213     $   95,176
Variable account expenses                              6,358       23,757        119,911         17,969         13,164
-----------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                        9,289       31,453        398,417        (14,756)        82,012
-----------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                              235,310      946,298      6,629,509        533,783        775,614
    Cost of investments sold                         308,712    1,240,207      8,491,069        760,837      1,240,260
-----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                        (73,402)    (293,909)    (1,861,560)      (227,054)      (464,646)
Distributions from capital gains                          --           --             --             --             --
Net change in unrealized appreciation or
  depreciation of investments                        260,589      999,572      4,543,902        852,199        609,433
-----------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                       187,187      705,663      2,682,342        625,145        144,787
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                   $196,476   $  737,116    $ 3,080,759      $ 610,389     $  226,799
-----------------------------------------------------------------------------------------------------------------------


                                                    AC VP        CALVERT         COL            COL         COL MARSICO
                                                     VAL,          VS         HI YIELD,     MARSICO GRO,     INTL OPP,
YEAR ENDED DEC. 31, 2009 (CONTINUED)                CL II      SOCIAL BAL      VS CL B        VS CL A         VS CL B
 INVESTMENT INCOME
Dividend income                                   $  835,402   $   44,600     $  455,520    $   751,830     $   70,946
Variable account expenses                            131,580       21,072         41,186        802,712         33,231
-----------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                      703,822       23,528        414,334        (50,882)        37,715
-----------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                            4,138,262      797,619      1,114,052      7,721,391      1,389,958
    Cost of investments sold                       6,404,719    1,069,526      1,321,975      9,213,352      2,342,493
-----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                     (2,266,457)    (271,907)      (207,923)    (1,491,961)      (952,535)
Distributions from capital gains                          --           --             --             --             --
Net change in unrealized appreciation or
  depreciation of investments                      4,214,427      754,726      1,301,628     24,154,539      2,052,518
-----------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                     1,947,970      482,819      1,093,705     22,662,578      1,099,983
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                $ 2,651,792   $  506,347     $1,508,039    $22,611,696     $1,137,698
-----------------------------------------------------------------------------------------------------------------------


                                                      CS           CS         DREY VIF         EV VT           EG VA
                                                  COMMODITY      U.S. EQ      INTL EQ,     FLOATING-RATE    FUNDAMENTAL
YEAR ENDED DEC. 31, 2009 (CONTINUED)                RETURN       FLEX I         SERV            INC        LG CAP, CL 2
 INVESTMENT INCOME
Dividend income                                   $  405,892   $   51,380       $  8,510    $ 2,138,214       $ 26,668
Variable account expenses                             30,550       57,484          2,245        430,498         21,121
-----------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                      375,342       (6,104)         6,265      1,707,716          5,547
-----------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                            1,274,831    1,296,447         60,835      4,987,981        577,479
    Cost of investments sold                       1,885,169    2,027,308         92,763      5,679,137        632,746
-----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                       (610,338)    (730,861)       (31,928)      (691,156)       (55,267)
Distributions from capital gains                          --           --             --             --             --
Net change in unrealized appreciation or
  depreciation of investments                        851,776    1,674,187         75,637     13,161,748        811,750
-----------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                       241,438      943,326         43,709     12,470,592        756,483
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                 $  616,780   $  937,222       $ 49,974    $14,178,308       $762,030
-----------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



 18    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS



                                                EG VA          FID VIP         FID VIP          FID VIP         FID VIP
                                               INTL EQ,      CONTRAFUND,     GRO & INC,       GRO & INC,       MID CAP,
YEAR ENDED DEC. 31, 2009 (CONTINUED)             CL 2         SERV CL 2        SERV CL         SERV CL 2        SERV CL
 INVESTMENT INCOME
Dividend income                               $   64,490    $    486,863      $   19,529       $  104,271     $   24,762
Variable account expenses                        228,207         492,220          17,694          109,038         38,932
-------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                 (163,717)         (5,357)          1,835           (4,767)       (14,170)
-------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments:
    Proceeds from sales                        3,719,088      41,741,157         704,153        3,319,189      1,777,934
    Cost of investments sold                   3,349,467      65,256,128       1,079,511        4,728,292      2,188,886
-------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                    369,621     (23,514,971)       (375,358)      (1,409,103)      (410,952)
Distributions from capital gains                      --          11,131              --               --         21,247
Net change in unrealized appreciation or
  depreciation of investments                  8,277,185      37,018,529         816,790        4,266,136      1,876,590
-------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                 8,646,806      13,514,689         441,432        2,857,033      1,486,885
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                   $8,483,089    $ 13,509,332      $  443,267      $ 2,852,266     $1,472,715
-------------------------------------------------------------------------------------------------------------------------


                                               FID VIP         FID VIP         FID VIP          FTVIPT          FTVIPT
                                               MID CAP,       OVERSEAS,       OVERSEAS,      FRANK GLOBAL    FRANK SM CAP
YEAR ENDED DEC. 31, 2009 (CONTINUED)          SERV CL 2        SERV CL        SERV CL 2     REAL EST, CL 2     VAL, CL 2
 INVESTMENT INCOME
Dividend income                              $   262,495       $  14,229      $  158,057       $  983,976     $  169,844
Variable account expenses                        559,561           6,884          75,194           66,324         88,228
-------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                 (297,066)          7,345          82,863          917,652         81,616
-------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments:
    Proceeds from sales                       24,575,817         311,049       2,682,594        2,403,047      2,500,756
    Cost of investments sold                  32,582,424         437,951       3,890,618        5,537,073      3,469,373
-------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                 (8,006,607)       (126,902)     (1,208,024)      (3,134,026)      (968,617)
Distributions from capital gains                 293,271           2,458          28,005               --        467,727
Net change in unrealized appreciation or
  depreciation of investments                 27,781,468         287,917       3,009,696        3,412,286      3,012,937
-------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                20,068,132         163,473       1,829,677          278,260      2,512,047
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                  $19,771,066       $ 170,818     $ 1,912,540      $ 1,195,912     $2,593,663
-------------------------------------------------------------------------------------------------------------------------


                                                FTVIPT         GS VIT          GS VIT           GS VIT        JANUS ASPEN
                                            MUTUAL SHARES   MID CAP VAL,   STRUCTD SM CAP    STRUCTD U.S.     ENTERPRISE,
YEAR ENDED DEC. 31, 2009 (CONTINUED)          SEC, CL 2         INST          EQ, INST         EQ, INST          SERV
 INVESTMENT INCOME
Dividend income                               $  295,136      $  282,566        $  3,257       $  161,748       $     --
Variable account expenses                        135,926         142,774           2,523           71,097          5,508
-------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                  159,210         139,792             734           90,651         (5,508)
-------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments:
    Proceeds from sales                        3,662,664       5,026,355          71,848        2,148,811        133,438
    Cost of investments sold                   5,085,423       7,841,866         117,335        3,180,029        166,542
-------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                 (1,422,759)     (2,815,511)        (45,487)      (1,031,218)       (33,104)
Distributions from capital gains                      --              --              --               --             --
Net change in unrealized appreciation or
  depreciation of investments                  4,712,454       7,289,948         111,999        2,409,177        274,147
-------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                 3,289,695       4,474,437          66,512        1,377,959        241,043
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                  $ 3,448,905     $ 4,614,229        $ 67,246      $ 1,468,610       $235,535
-------------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



                         RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    19

STATEMENTS OF OPERATIONS



                                         JANUS ASPEN       JANUS ASPEN     JANUS ASPEN      LM CB VAR             MFS
                                           GLOBAL            JANUS,         OVERSEAS,      SM CAP GRO,       INV GRO STOCK,
YEAR ENDED DEC. 31, 2009 (CONTINUED)     TECH, SERV           SERV             SERV            CL I             SERV CL
 INVESTMENT INCOME
Dividend income                             $    --        $   269,036       $  35,357        $     --          $  20,473
Variable account expenses                     7,271            678,260          75,243           3,818             40,179
----------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net              (7,271)          (409,224)        (39,886)         (3,818)           (19,706)
----------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments:
    Proceeds from sales                     242,552          6,277,344       3,131,039         102,600          1,575,819
    Cost of investments sold                289,174          7,739,668       3,214,499         139,377          1,751,515
----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                               (46,622)        (1,462,324)        (83,460)        (36,777)          (175,696)
Distributions from capital gains                 --                 --         253,512              --                 --
Net change in unrealized appreciation
  or depreciation of investments            420,885         25,050,461       4,735,007         193,245          1,727,067
----------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments              374,263         23,588,137       4,905,059         156,468          1,551,371
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                $366,992        $23,178,913      $4,865,173        $152,650         $1,531,665
----------------------------------------------------------------------------------------------------------------------------


                                             MFS               MFS            NB AMT          NB AMT             OPPEN
                                          NEW DIS,         UTILITIES,         INTL,      SOC RESPONSIVE,       GLOBAL SEC
YEAR ENDED DEC. 31, 2009 (CONTINUED)       SERV CL           SERV CL           CL S            CL S             VA, SERV
 INVESTMENT INCOME
Dividend income                           $      --         $  465,582      $  620,206         $ 4,854         $  123,477
Variable account expenses                    29,233             89,481         157,974           2,310             57,598
----------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net             (29,233)           376,101         462,232           2,544             65,879
----------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments:
    Proceeds from sales                   1,151,844          2,974,052       3,422,989          48,132          1,651,307
    Cost of investments sold              1,447,179          3,932,328       4,599,580          69,630          2,391,411
----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                              (295,335)          (958,276)     (1,176,591)        (21,498)          (740,104)
Distributions from capital gains                 --                 --              --              --            136,927
Net change in unrealized appreciation
  or depreciation of investments          2,015,815          3,395,105       5,781,249          81,860          2,614,926
----------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments            1,720,480          2,436,829       4,604,658          60,362          2,011,749
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations              $1,691,247         $2,812,930      $5,066,890         $62,906         $2,077,628
----------------------------------------------------------------------------------------------------------------------------


                                            OPPEN             OPPEN           OPPEN           PIMCO              PUT VT
                                       MAIN ST SM CAP   GLOBAL STRATEGIC       VAL        VIT ALL ASSET,   GLOBAL HLTH CARE,
YEAR ENDED DEC. 31, 2009 (CONTINUED)      VA, SERV        INC VA, SERV       VA, SERV       ADVISOR CL           CL IB
 INVESTMENT INCOME
Dividend income                          $   14,386         $  319,624        $  1,437     $ 4,946,854           $201,136
Variable account expenses                    19,539          1,305,016           8,642         682,476             15,184
----------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net              (5,153)          (985,392)         (7,205)      4,264,378            185,952
----------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments:
    Proceeds from sales                     742,588         14,033,849         186,907      25,943,045            648,060
    Cost of investments sold              1,124,355         15,421,210         252,744      29,532,911            699,159
----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                              (381,767)        (1,387,361)        (65,837)     (3,589,866)           (51,099)
Distributions from capital gains                 --            100,173              --              --                 --
Net change in unrealized appreciation
  or depreciation of investments          1,048,274         24,989,054         336,734      12,817,794            251,026
----------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments              666,507         23,701,866         270,897       9,227,928            199,927
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations              $  661,354        $22,716,474        $263,692     $13,492,306           $385,879
----------------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



 20    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS



                                                  PUT VT         PUT VT         PUT VT          ROYCE          DISC
                                                 INTL EQ,       NEW OPP,        VISTA,       MICRO-CAP,    ASSET ALLOC,
YEAR ENDED DEC. 31, 2009 (CONTINUED)               CL IB          CL IA          CL IB        INVEST CL        AGGR
 INVESTMENT INCOME
Dividend income                                 $       --      $   37,235       $     --      $      --        $    --
Variable account expenses                           21,910          66,795          8,704          9,346            538
-----------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                    (21,910)        (29,560)        (8,704)        (9,346)          (538)
-----------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                            975,811       1,527,124        283,418        360,435          5,909
    Cost of investments sold                     1,428,872       2,697,343        398,817        496,463          4,528
-----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                     (453,061)     (1,170,219)      (115,399)      (136,028)         1,381
Distributions from capital gains                        --              --             --             --             --
Net change in unrealized appreciation or
  depreciation of investments                    1,010,597       2,597,998        477,603        628,394         14,981
-----------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                     557,536       1,427,779        362,204        492,366         16,362
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                     $  535,626     $ 1,398,219      $ 353,500      $ 483,020        $15,824
-----------------------------------------------------------------------------------------------------------------------


                                                   DISC           DISC           DISC           DISC         VP DAVIS
                                               ASSET ALLOC,   ASSET ALLOC,   ASSET ALLOC,   ASSET ALLOC,    NY VENTURE,
YEAR ENDED DEC. 31, 2009 (CONTINUED)              CONSERV          MOD         MOD AGGR      MOD CONSERV       CL 3
 INVESTMENT INCOME
Dividend income                                   $     --        $     --        $    --       $     --     $       --
Variable account expenses                            8,005          15,219          2,772         11,002        650,100
-----------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                     (8,005)        (15,219)        (2,772)       (11,002)      (650,100)
-----------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                            338,721         675,898         78,776        160,217      9,499,739
    Cost of investments sold                       335,816         627,794         77,452        158,291     10,820,703
-----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                        2,905          48,104          1,324          1,926     (1,320,964)
Distributions from capital gains                        --              --             --             --             --
Net change in unrealized appreciation or
  depreciation of investments                      122,205         329,798         68,215        250,895     24,679,186
-----------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                     125,110         377,902         69,539        252,821     23,358,222
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                       $117,105        $362,683        $66,767       $241,819    $22,708,122
-----------------------------------------------------------------------------------------------------------------------


                                                   VP GS        VP PTNRS        RVS VP         RVS VP         RVS VP
                                               MID CAP VAL,    SM CAP VAL,       BAL,        CASH MGMT,      DIV BOND,
YEAR ENDED DEC. 31, 2009 (CONTINUED)               CL 3           CL 3           CL 3           CL 3           CL 3
 INVESTMENT INCOME
Dividend income                                   $     --      $       --     $       --    $    42,047    $10,309,363
Variable account expenses                            3,195         543,060        121,758        565,163      2,332,460
-----------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                     (3,195)       (543,060)      (121,758)      (523,116)     7,976,903
-----------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                            211,082       8,768,406      3,965,337     52,475,768     51,929,341
    Cost of investments sold                       292,877      10,771,553      5,293,869     52,463,783     52,643,815
-----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                      (81,795)     (2,003,147)    (1,328,532)        11,985       (714,474)
Distributions from capital gains                        --              --             --             --             --
Net change in unrealized appreciation or
  depreciation of investments                      189,221      21,584,324      3,964,657         49,499     22,680,344
-----------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                     107,426      19,581,177      2,636,125         61,484     21,965,870
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                       $104,231     $19,038,117    $ 2,514,367    $  (461,632)   $29,942,773
-----------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



                         RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    21

STATEMENTS OF OPERATIONS



                                                   RVS VP        RVS VP        RVS VP          RVS VP            RVS VP
                                                DIV EQ INC,     DYN EQ,        GLOBAL     GLOBAL INFLATION      HI YIELD
YEAR ENDED DEC. 31, 2009 (CONTINUED)                CL 3          CL 3       BOND, CL 3    PROT SEC, CL 3      BOND, CL 3
 INVESTMENT INCOME
Dividend income                                  $       --    $       --   $ 1,493,970      $ 6,757,371       $ 2,657,341
Variable account expenses                         1,273,835       237,377       784,287          745,762           252,947
---------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                  (1,273,835)     (237,377)      709,683        6,011,609         2,404,394
---------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                          21,093,130     6,072,444    18,651,143        5,277,667         8,068,148
    Cost of investments sold                     26,541,316    10,265,983    18,815,018        5,354,209         9,218,427
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                    (5,448,186)   (4,193,539)     (163,875)         (76,542)       (1,150,279)
Distributions from capital gains                         --            --            --            3,367                --
Net change in unrealized appreciation or
  depreciation of investments                    43,618,384     9,020,875     7,448,684       (1,126,780)        9,782,301
---------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                   38,170,198     4,827,336     7,284,809       (1,199,955)        8,632,022
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                     $36,896,363   $ 4,589,959   $ 7,994,492      $ 4,811,654       $11,036,416
---------------------------------------------------------------------------------------------------------------------------


                                                   RVS VP        RVS VP        RVS VP          RVS VP            RVS VP
                                                  INC OPP,      MID CAP       MID CAP         S&P 500,            SHORT
YEAR ENDED DEC. 31, 2009 (CONTINUED)                CL 3       GRO, CL 3     VAL, CL 3          CL 3         DURATION, CL 3
 INVESTMENT INCOME
Dividend income                                 $ 3,027,404     $      --    $       --        $      --        $  661,612
Variable account expenses                           642,272        51,014       109,524           70,251           186,025
---------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                   2,385,132       (51,014)     (109,524)         (70,251)          475,587
---------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                           4,655,504     1,665,251     7,710,650        2,476,181         7,715,368
    Cost of investments sold                      5,047,768     2,058,337    12,236,791        3,051,365         7,810,767
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                      (392,264)     (393,086)   (4,526,141)        (575,184)          (95,399)
Distributions from capital gains                         --            --            --               --                --
Net change in unrealized appreciation or
  depreciation of investments                    18,883,493     2,599,681     8,217,482        2,420,162           571,632
---------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                   18,491,229     2,206,595     3,691,341        1,844,978           476,233
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                     $20,876,361    $2,155,581   $ 3,581,817       $1,774,727        $  951,820
---------------------------------------------------------------------------------------------------------------------------


                                                                  SEL          SEL VP           THDL              THDL
                                                   SEL VP      VP LG CAP       SM CAP          VP EMER           VP INTL
YEAR ENDED DEC. 31, 2009 (CONTINUED)             GRO, CL 3     VAL, CL 3     VAL, CL 3       MKTS, CL 3         OPP, CL 3
 INVESTMENT INCOME
Dividend income                                   $      --      $     --     $      --       $  137,780        $  141,692
Variable account expenses                            41,211         1,929        19,853          359,803           101,020
---------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                     (41,211)       (1,929)      (19,853)        (222,023)           40,672
---------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                           1,679,241       155,733     1,137,857       25,446,389         3,026,218
    Cost of investments sold                      2,498,008       190,052     1,785,180       31,205,924         4,003,710
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                      (818,767)      (34,319)     (647,323)      (5,759,535)         (977,492)
Distributions from capital gains                         --            --            --               --                --
Net change in unrealized appreciation or
  depreciation of investments                     2,281,997        89,314     1,421,156       26,417,662         2,978,162
---------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                    1,463,230        54,995       773,833       20,658,127         2,000,670
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                      $1,422,019      $ 53,066    $  753,980      $20,436,104        $2,041,342
---------------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



 22    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS



                                                               VANK LIT        VANK UIF         VANK UIF
                                                THIRD AVE     COMSTOCK,    GLOBAL REAL EST,   MID CAP GRO,      WANGER
YEAR ENDED DEC. 31, 2009 (CONTINUED)               VAL          CL II            CL II            CL II          INTL
 INVESTMENT INCOME
Dividend income                                  $      --   $ 1,818,503      $     2,953      $       --    $ 1,539,310
Variable account expenses                           17,245       369,051          139,619          19,340        383,193
------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                    (17,245)    1,449,452         (136,666)        (19,340)     1,156,117
------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                            864,663    18,919,699        8,181,903         861,661      8,515,612
    Cost of investments sold                     1,343,000    27,412,803       11,328,461       1,417,178     10,292,198
------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                     (478,337)   (8,493,104)      (3,146,558)       (555,517)    (1,776,586)
Distributions from capital gains                   446,500            --               --              --             --
Net change in unrealized appreciation or
  depreciation of investments                      745,885    16,047,437        8,392,059       1,512,044     17,428,948
------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                     714,048     7,554,333        5,245,501         956,527     15,652,362
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                     $  696,803   $ 9,003,785      $ 5,108,835      $  937,187    $16,808,479
------------------------------------------------------------------------------------------------------------------------


                                                                WF ADV          WF ADV           WF ADV         WF ADV
                                                  WANGER       VT INDEX           VT               VT             VT
YEAR ENDED DEC. 31, 2009 (CONTINUED)               USA       ASSET ALLOC       INTL CORE           OPP        SM CAP GRO
 INVESTMENT INCOME
Dividend income                                 $       --    $   68,512        $  23,871       $      --      $      --
Variable account expenses                          372,808        28,825            6,231          18,326         40,322
------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                   (372,808)       39,687           17,640         (18,326)       (40,322)
------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                          8,440,957       975,498          224,693         438,795      1,309,173
    Cost of investments sold                    11,021,030     1,346,918          397,036         711,054      1,911,672
------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                   (2,580,073)     (371,420)        (172,343)       (272,259)      (602,499)
Distributions from capital gains                        --            --               --              --             --
Net change in unrealized appreciation or
  depreciation of investments                   17,909,917       755,090          228,743       1,083,331      2,513,414
------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                  15,329,844       383,670           56,400         811,072      1,910,915
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                    $14,957,036    $  423,357        $  74,040       $ 792,746     $1,870,593
------------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



                         RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    23

STATEMENTS OF CHANGES IN NET ASSETS



                                                    INVESCO VI   INVESCO VI   INVESCO VI   INVESCO VI    INVESCO VI
                                                     CAP APPR,    CAP APPR,    CAP DEV,     CAP DEV,      CORE EQ,
YEAR ENDED DEC. 31, 2009                               SER I       SER II        SER I       SER II        SER I
 OPERATIONS
Investment income (loss) -- net                     $   (1,221)  $  (33,635)   $  (3,898)  $  (13,990)  $    51,672
Net realized gain (loss) on sales of investments       (68,610)    (460,334)     (56,512)    (347,170)     (345,953)
Distributions from capital gains                            --           --           --           --            --
Net change in unrealized appreciation or
  depreciation of investments                          142,195    1,521,730      225,673      904,900     2,716,540
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                       72,364    1,027,761      165,263      543,740     2,422,259
-------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                               8,381       97,665       16,143       44,552       209,476
Net transfers(1)                                       (73,345)    (558,972)     (76,288)    (325,363)     (297,324)
Transfers for policy loans                                 368         (272)         195          641        36,322
Adjustments to net assets allocated to contracts
  in payment period                                         --         (319)          --           --        (5,669)
Contract charges                                          (320)     (21,826)        (248)      (1,038)      (10,786)
Contract terminations:
    Surrender benefits                                 (64,020)    (377,643)     (40,182)    (139,353)   (2,215,895)
    Death benefits                                      (9,758)     (49,608)      (3,941)      (3,665)      (79,432)
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions        (138,694)    (910,975)    (104,321)    (424,226)   (2,363,308)
-------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                        476,978    5,925,856      469,276    1,588,335    11,052,695
-------------------------------------------------------------------------------------------------------------------
Net assets at end of year                           $  410,648   $6,042,642    $ 530,218   $1,707,849   $11,111,646
-------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year               1,101,141    8,123,295      626,354    2,060,369     8,124,150
Contract purchase payments                              18,859      134,742       18,753       56,829       144,510
Net transfers(1)                                      (162,120)    (764,294)     (90,490)    (361,500)     (263,087)
Transfers for policy loans                                 845         (438)         218          675        25,544
Contract charges                                          (732)     (26,231)        (301)      (1,126)       (7,650)
Contract terminations:
    Surrender benefits                                (145,162)    (466,791)     (48,755)    (150,298)   (1,527,310)
    Death benefits                                     (23,034)     (63,074)      (4,866)      (5,409)      (59,758)
-------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                       789,797    6,937,209      500,913    1,599,540     6,436,399
-------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



 24    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS



                                                    INVESCO VI   INVESCO VI   INVESCO VI    INVESCO VI     INVESCO VI
                                                       DYN,       FIN SERV,    FIN SERV,   GLOBAL HLTH,    INTL GRO,
YEAR ENDED DEC. 31, 2009 (CONTINUED)                   SER I        SER I       SER II        SER II         SER II
 OPERATIONS
Investment income (loss) -- net                      $ (2,760)   $   30,730   $   22,967    $  (17,574)   $   218,188
Net realized gain (loss) on sales of investments       (8,402)     (111,940)    (111,579)     (231,811)    (1,347,869)
Distributions from capital gains                           --            --           --            --             --
Net change in unrealized appreciation or
  depreciation of investments                         123,444       480,690      349,794       801,822     12,738,942
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                     112,282       399,480      261,182       552,437     11,609,261
---------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                              3,797        50,626       67,887       117,283      6,530,658
Net transfers(1)                                      (28,757)      466,252      319,995        13,202        990,800
Transfers for policy loans                                790           250          213           234         (4,340)
Adjustments to net assets allocated to contracts
  in payment period                                        --            --           --            --             --
Contract charges                                         (219)         (878)      (1,456)       (2,347)      (185,748)
Contract terminations:
    Surrender benefits                                (34,141)     (115,039)     (13,176)     (152,667)    (1,106,835)
    Death benefits                                         --       (26,072)     (48,877)      (68,478)      (182,844)
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions        (58,530)      375,139      324,586       (92,773)     6,041,691
---------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                       311,781       600,151      511,260     1,922,599     30,572,538
---------------------------------------------------------------------------------------------------------------------
Net assets at end of year                            $365,533    $1,374,770   $1,097,028    $2,382,263    $48,223,490
---------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                429,163     1,396,662    1,442,670     2,346,145     36,093,572
Contract purchase payments                              4,811       130,654      210,674       135,692      7,229,554
Net transfers(1)                                      (39,381)    1,277,866      950,564        61,421        907,100
Transfers for policy loans                                964           541          721           278         (4,300)
Contract charges                                         (259)       (1,970)      (4,043)       (2,608)      (197,576)
Contract terminations:
    Surrender benefits                                (37,606)     (232,057)     (36,072)     (175,976)    (1,129,836)
    Death benefits                                         --       (48,774)    (109,702)      (68,222)      (188,377)
---------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                      357,692     2,522,922    2,454,812     2,296,730     42,710,137
---------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



                         RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    25

STATEMENTS OF CHANGES IN NET ASSETS



                                                INVESCO VI        AB VPS          AB VPS        AB VPS         AB VPS
                                                   TECH,     GLOBAL THEMATIC    GRO & INC,     INTL VAL,    LG CAP GRO,
YEAR ENDED DEC. 31, 2009 (CONTINUED)               SER I        GRO, CL B          CL B          CL B           CL B
 OPERATIONS
Investment income (loss) -- net                 $   (9,661)     $  (15,642)    $   229,758   $    (38,626)    $ (2,196)
Net realized gain (loss) on sales of
  investments                                      (91,629)       (117,167)     (1,625,647)   (16,086,959)       5,594
Distributions from capital gains                        --              --              --             --           --
Net change in unrealized appreciation or
  depreciation of investments                      607,557         826,157       2,886,790     27,755,039       78,608
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                        506,267         693,348       1,490,901     11,629,454       82,006
-----------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                          29,271         166,595         204,590      4,522,025       16,381
Net transfers(1)                                    61,211         221,547      (1,234,229)   (25,985,749)      92,024
Transfers for policy loans                            (516)            539           1,821         12,105          206
Adjustments to net assets allocated to
  contracts in payment period                           --              --              --         10,192           --
Contract charges                                    (3,561)         (2,004)         (6,069)      (140,304)        (209)
Contract terminations:
    Surrender benefits                             (98,252)        (52,977)       (950,483)    (2,467,080)      (4,947)
    Death benefits                                  (1,377)         (2,375)        (41,163)      (308,172)     (50,402)
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions     (13,224)        331,325      (2,025,533)   (24,356,983)      53,053
-----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                    989,847       1,232,655       9,184,160     49,552,013      131,535
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                       $1,482,890      $2,257,328     $ 8,649,528   $ 36,824,484     $266,594
-----------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year           1,971,723       1,663,322      11,491,927     60,527,196      171,277
Contract purchase payments                          51,158         183,984         253,101      7,182,101       18,080
Net transfers(1)                                    51,755         224,496      (1,480,430)   (34,139,300)     123,749
Transfers for policy loans                          (1,003)            512           3,925         10,120          235
Contract charges                                    (5,039)         (2,176)         (7,275)      (185,962)        (258)
Contract terminations:
    Surrender benefits                            (149,306)        (55,038)     (1,145,724)    (2,089,576)      (5,272)
    Death benefits                                  (2,401)         (2,348)        (48,891)      (321,464)     (51,793)
-----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                 1,916,887       2,012,752       9,066,633     30,983,115      256,018
-----------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



 26    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS



                                                        AC VP        AC VP         AC VP         AC VP        AC VP
                                                        INTL,        INTL,     MID CAP VAL,     ULTRA,        VAL,
YEAR ENDED DEC. 31, 2009 (CONTINUED)                    CL I         CL II         CL II         CL II        CL I
 OPERATIONS
Investment income (loss) -- net                      $    9,289   $   31,453    $   398,417   $  (14,756)  $   82,012
Net realized gain (loss) on sales of investments        (73,402)    (293,909)    (1,861,560)    (227,054)    (464,646)
Distributions from capital gains                             --           --             --           --           --
Net change in unrealized appreciation or
  depreciation of investments                           260,589      999,572      4,543,902      852,199      609,433
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                       196,476      737,116      3,080,759      610,389      226,799
---------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                               17,282       56,401      2,013,439       58,650       48,241
Net transfers(1)                                        (95,568)    (598,405)    (4,787,018)      82,764     (162,923)
Transfers for policy loans                                  580        2,352         (1,405)         (63)          30
Adjustments to net assets allocated to contracts in
  payment period                                             --         (140)            --           --           --
Contract charges                                           (326)      (1,531)       (57,395)      (1,935)        (918)
Contract terminations:
    Surrender benefits                                 (120,971)    (135,645)      (307,254)     (69,786)    (443,333)
    Death benefits                                       (8,552)     (11,494)      (110,647)     (14,008)     (50,894)
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions         (207,555)    (688,462)    (3,250,280)      55,622     (609,797)
---------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                         800,741    2,899,808     13,427,384    1,737,474    1,959,623
---------------------------------------------------------------------------------------------------------------------
Net assets at end of year                            $  789,662   $2,948,462    $13,257,863   $2,403,485   $1,576,625
---------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                1,220,893    3,073,321     17,190,894    2,428,286    1,479,196
Contract purchase payments                               24,955       58,168      2,384,092       75,033       35,973
Net transfers(1)                                       (145,613)    (617,443)    (5,826,938)     137,396     (135,158)
Transfers for policy loans                                  795        2,509         (1,449)        (106)          24
Contract charges                                           (455)      (1,481)       (69,859)      (2,421)        (722)
Contract terminations:
    Surrender benefits                                 (179,448)    (121,336)      (404,953)     (90,796)    (337,806)
    Death benefits                                      (12,996)     (12,345)      (135,814)     (17,859)     (41,790)
---------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                        908,131    2,381,393     13,135,973    2,529,533      999,717
---------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



                         RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    27

STATEMENTS OF CHANGES IN NET ASSETS



                                                     AC VP        CALVERT        COL           COL       COL MARSICO
                                                      VAL,          VS        HI YIELD,   MARSICO GRO,    INTL OPP,
YEAR ENDED DEC. 31, 2009 (CONTINUED)                 CL II      SOCIAL BAL     VS CL B       VS CL A       VS CL B
 OPERATIONS
Investment income (loss) -- net                   $   703,822   $   23,528   $  414,334   $    (50,882)   $   37,715
Net realized gain (loss) on sales of investments   (2,266,457)    (271,907)    (207,923)    (1,491,961)     (952,535)
Distributions from capital gains                           --           --           --             --            --
Net change in unrealized appreciation or
  depreciation of investments                       4,214,427      754,726    1,301,628     24,154,539     2,052,518
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                   2,651,792      506,347    1,508,039     22,611,696     1,137,698
--------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                            752,701       50,496      191,007     14,426,438       198,967
Net transfers(1)                                     (933,247)    (538,711)     (98,519)    16,646,476      (441,567)
Transfers for policy loans                              6,249        5,290          914         (6,401)       (1,672)
Adjustments to net assets allocated to contracts
  in payment period                                    (2,803)          --           --             --          (674)
Contract charges                                       (9,121)      (1,913)      (6,188)      (401,691)       (2,724)
Contract terminations:
    Surrender benefits                             (1,724,575)    (201,521)    (207,508)    (2,468,104)     (257,186)
    Death benefits                                    (85,846)     (31,833)     (74,924)      (369,487)      (50,993)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions     (1,996,642)    (718,192)    (195,218)    27,827,231      (555,849)
--------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                    15,876,619    2,451,725    3,525,383     63,097,574     3,601,764
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year                         $16,531,769   $2,239,880   $4,838,204   $113,536,501    $4,183,613
--------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year             15,320,671    3,219,479    4,375,222     83,757,281     5,342,345
Contract purchase payments                            826,901       63,760      198,588     17,359,501       251,836
Net transfers(1)                                     (830,882)    (607,608)     (68,935)    22,385,152      (681,402)
Transfers for policy loans                              5,728        6,395          833         (7,463)       (1,600)
Contract charges                                       (8,961)      (2,177)      (5,857)      (487,558)       (3,407)
Contract terminations:
    Surrender benefits                             (1,573,008)    (242,742)    (216,714)    (3,109,426)     (331,250)
    Death benefits                                    (83,953)     (39,616)     (73,053)      (455,682)      (55,744)
--------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                   13,656,496    2,397,491    4,210,084    119,441,805     4,520,778
--------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



 28    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS



                                                       CS            CS       DREY VIF       EV VT           EG VA
                                                    COMMODITY     U.S. EQ     INTL EQ,   FLOATING-RATE    FUNDAMENTAL
YEAR ENDED DEC. 31, 2009 (CONTINUED)                 RETURN        FLEX I       SERV          INC        LG CAP, CL 2
 OPERATIONS
Investment income (loss) -- net                    $  375,342   $    (6,104)  $  6,265    $ 1,707,716     $    5,547
Net realized gain (loss) on sales of investments     (610,338)     (730,861)   (31,928)      (691,156)       (55,267)
Distributions from capital gains                           --            --         --             --             --
Net change in unrealized appreciation or
  depreciation of investments                         851,776     1,674,187     75,637     13,161,748        811,750
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                     616,780       937,222     49,974     14,178,308        762,030
---------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                            254,202       139,217     34,308      7,630,990        103,981
Net transfers(1)                                      709,292        31,299    (26,727)     9,166,859        730,947
Transfers for policy loans                                935        18,453        (72)        (1,330)        (3,112)
Adjustments to net assets allocated to contracts
  in payment period                                        --        22,329         --          7,848         43,855
Contract charges                                       (2,483)       (3,763)      (388)      (196,416)        (1,122)
Contract terminations:
    Surrender benefits                               (425,859)   (1,033,611)      (619)    (1,651,765)      (200,206)
    Death benefits                                    (54,607)      (49,340)        --       (278,244)            --
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions        481,480      (875,416)     6,502     14,677,942        674,343
---------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     3,032,571     5,014,499    214,725     28,773,744      1,672,218
---------------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $4,130,831   $ 5,076,305   $271,201    $57,629,994     $3,108,591
---------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              4,072,885     6,267,986    279,618     38,614,506      2,013,637
Contract purchase payments                            326,492       169,190     41,498      8,086,074        119,396
Net transfers(1)                                      903,242       (31,942)   (34,498)     9,621,294        849,856
Transfers for policy loans                              1,270        23,828       (118)        (1,215)        (3,136)
Contract charges                                       (3,121)       (4,598)      (460)      (205,737)        (1,178)
Contract terminations:
    Surrender benefits                               (555,398)   (1,247,066)      (718)    (1,719,427)      (212,113)
    Death benefits                                    (65,104)      (64,882)        --       (286,423)            --
---------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    4,680,266     5,112,516    285,322     54,109,072      2,766,462
---------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



                         RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    29

STATEMENTS OF CHANGES IN NET ASSETS



                                                       EG VA         FID VIP       FID VIP      FID VIP       FID VIP
                                                      INTL EQ,     CONTRAFUND,   GRO & INC,    GRO & INC,     MID CAP,
YEAR ENDED DEC. 31, 2009 (CONTINUED)                    CL 2        SERV CL 2      SERV CL     SERV CL 2      SERV CL
 OPERATIONS
Investment income (loss) -- net                     $  (163,717)  $     (5,357)  $    1,835   $    (4,767)  $   (14,170)
Net realized gain (loss) on sales of investments        369,621    (23,514,971)    (375,358)   (1,409,103)     (410,952)
Distributions from capital gains                             --         11,131           --            --        21,247
Net change in unrealized appreciation or
  depreciation of investments                         8,277,185     37,018,529      816,790     4,266,136     1,876,590
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                     8,483,089     13,509,332      443,267     2,852,266     1,472,715
-----------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                            4,518,998      6,944,495       52,744       249,959       100,513
Net transfers(1)                                     35,300,213    (34,223,040)    (244,774)   (1,577,428)     (780,994)
Transfers for policy loans                               (2,515)         3,413         (206)        4,278       (10,076)
Adjustments to net assets allocated to contracts
  in payment period                                          --         (5,628)        (520)      (45,495)         (980)
Contract charges                                       (113,586)      (194,547)      (1,169)       (7,525)       (2,586)
Contract terminations:
    Surrender benefits                                 (731,974)    (2,182,542)    (396,686)   (1,171,258)     (864,005)
    Death benefits                                      (89,445)      (525,268)     (18,139)      (88,372)      (11,056)
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions       38,881,691    (30,183,117)    (608,750)   (2,635,841)   (1,569,184)
-----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                       1,793,346     62,381,724    2,328,913    13,101,166     4,813,633
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                           $49,158,126   $ 45,707,939   $2,163,430   $13,317,591   $ 4,717,164
-----------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                1,913,179     87,551,445    3,326,421    15,850,625     3,682,094
Contract purchase payments                            5,436,453      9,180,268       70,983       286,101        67,877
Net transfers(1)                                     46,233,902    (44,911,485)    (350,453)   (1,871,969)     (539,134)
Transfers for policy loans                               (2,781)         5,747         (355)        4,384        (5,847)
Contract charges                                       (128,505)      (257,990)      (1,624)       (8,537)       (1,801)
Contract terminations:
    Surrender benefits                                 (775,548)    (2,901,659)    (568,016)   (1,324,118)     (598,002)
    Death benefits                                     (100,037)      (670,127)     (28,197)      (93,882)       (7,033)
-----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                     52,576,663     47,996,199    2,448,759    12,842,604     2,598,154
-----------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



 30    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS



                                                    FID VIP       FID VIP      FID VIP         FTVIPT          FTVIPT
                                                   MID CAP,      OVERSEAS,    OVERSEAS,     FRANK GLOBAL    FRANK SM CAP
YEAR ENDED DEC. 31, 2009 (CONTINUED)               SERV CL 2      SERV CL     SERV CL 2    REAL EST, CL 2     VAL, CL 2
 OPERATIONS
Investment income (loss) -- net                  $   (297,066)  $    7,345   $    82,863     $   917,652     $    81,616
Net realized gain (loss) on sales of
  investments                                      (8,006,607)    (126,902)   (1,208,024)     (3,134,026)       (968,617)
Distributions from capital gains                      293,271        2,458        28,005              --         467,727
Net change in unrealized appreciation or
  depreciation of investments                      27,781,468      287,917     3,009,696       3,412,286       3,012,937
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                  19,771,066      170,818     1,912,540       1,195,912       2,593,663
------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                          6,040,858       21,773       262,154         273,033         385,157
Net transfers(1)                                  (19,633,775)     (97,259)   (1,255,417)     (1,151,290)       (805,951)
Transfers for policy loans                             17,071          940         8,778          14,557           3,817
Adjustments to net assets allocated to
  contracts in payment period                          (1,160)          --          (215)           (914)             --
Contract charges                                     (175,512)        (383)       (4,540)         (6,444)         (5,966)
Contract terminations:
    Surrender benefits                             (3,634,956)    (197,532)     (819,006)       (795,147)       (802,939)
    Death benefits                                   (410,345)      (6,350)      (69,207)        (56,324)        (71,656)
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions    (17,797,819)    (278,811)   (1,877,453)     (1,722,529)     (1,297,538)
------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                    62,464,655      889,618     9,254,414       9,000,222      10,292,324
------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $ 64,437,902   $  781,625   $ 9,289,501     $ 8,473,605     $11,588,449
------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year             58,772,687    1,106,472     9,112,739       8,311,887       8,307,309
Contract purchase payments                          6,738,094       25,546       283,287         343,587         406,138
Net transfers(1)                                  (18,705,773)    (114,671)   (1,228,838)     (1,106,832)       (603,602)
Transfers for policy loans                             10,538        1,118         8,046          15,134           1,763
Contract charges                                     (170,884)        (466)       (4,486)         (6,631)         (4,810)
Contract terminations:
    Surrender benefits                             (2,424,413)    (234,865)     (724,418)       (726,815)       (557,060)
    Death benefits                                   (322,892)      (7,104)      (65,897)        (53,654)        (56,061)
------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                   43,897,357      776,030     7,380,433       6,776,676       7,493,677
------------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



                         RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    31

STATEMENTS OF CHANGES IN NET ASSETS



                                                 FTVIPT         GS VIT          GS VIT          GS VIT      JANUS ASPEN
                                             MUTUAL SHARES   MID CAP VAL,   STRUCTD SM CAP   STRUCTD U.S.   ENTERPRISE,
YEAR ENDED DEC. 31, 2009 (CONTINUED)           SEC, CL 2         INST          EQ, INST        EQ, INST         SERV
 OPERATIONS
Investment income (loss) -- net               $   159,210     $   139,792      $    734       $    90,651    $   (5,508)
Net realized gain (loss) on sales of
  investments                                  (1,422,759)     (2,815,511)      (45,487)       (1,031,218)      (33,104)
Distributions from capital gains                       --              --            --                --            --
Net change in unrealized appreciation or
  depreciation of investments                   4,712,454       7,289,948       111,999         2,409,177       274,147
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                     3,448,905       4,614,229        67,246         1,468,610       235,535
-----------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                        609,668         284,319         6,717           234,553        22,970
Net transfers(1)                               (1,353,725)     (2,753,339)      (14,233)       (1,181,549)      (77,613)
Transfers for policy loans                          1,721          12,940        (1,474)            2,982         3,449
Adjustments to net assets allocated to
  contracts in payment period                          --          (1,986)           --              (407)         (451)
Contract charges                                  (10,377)        (17,427)         (176)          (20,086)         (512)
Contract terminations:
    Surrender benefits                         (1,135,173)     (1,652,749)      (39,625)         (636,142)      (37,660)
    Death benefits                               (150,336)       (131,019)           --           (62,695)      (12,332)
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                                 (2,038,222)     (4,259,261)      (48,791)       (1,663,344)     (102,149)
-----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                15,409,167      17,533,741       298,729         8,873,746       609,927
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                     $16,819,850     $17,888,709      $317,184       $ 8,679,012    $  743,313
-----------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year         16,736,743      11,724,911       336,928        13,086,633     1,546,237
Contract purchase payments                        673,362         181,498         7,388           340,855        51,528
Net transfers(1)                               (1,358,878)     (1,753,796)      (14,763)       (1,718,443)     (181,312)
Transfers for policy loans                          1,087           8,833        (1,501)            3,833         7,850
Contract charges                                  (11,006)        (10,330)         (200)          (25,608)       (1,140)
Contract terminations:
    Surrender benefits                         (1,095,121)     (1,018,347)      (44,791)         (905,232)      (80,712)
    Death benefits                               (147,835)        (85,082)           --           (96,199)      (27,869)
-----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year               14,798,352       9,047,687       283,061        10,685,839     1,314,582
-----------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



 32    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS



                                              JANUS ASPEN    JANUS ASPEN   JANUS ASPEN    LM CB VAR          MFS
                                                 GLOBAL        JANUS,       OVERSEAS,    SM CAP GRO,   INV GRO STOCK,
YEAR ENDED DEC. 31, 2009 (CONTINUED)           TECH, SERV       SERV           SERV          CL I          SERV CL
 OPERATIONS
Investment income (loss) -- net                $   (7,271)  $   (409,224)  $   (39,886)    $ (3,818)     $   (19,706)
Net realized gain (loss) on sales of
  investments                                     (46,622)    (1,462,324)      (83,460)     (36,777)        (175,696)
Distributions from capital gains                       --             --       253,512           --               --
Net change in unrealized appreciation or
  depreciation of investments                     420,885     25,050,461     4,735,007      193,245        1,727,067
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                       366,992     23,178,913     4,865,173      152,650        1,531,665
---------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                         26,214     12,979,382       148,085       53,702          156,791
Net transfers(1)                                  186,095     11,306,158    (1,054,912)      21,123          (51,768)
Transfers for policy loans                          1,410         (4,327)        5,470           --              335
Adjustments to net assets allocated to
  contracts in payment period                          --             --            --           --               --
Contract charges                                     (426)      (367,440)       (3,988)        (146)          (3,145)
Contract terminations:
    Surrender benefits                           (122,170)    (1,769,360)   (1,286,498)     (11,044)        (589,190)
    Death benefits                                (24,845)      (314,619)      (94,202)          --          (38,611)
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                                     66,278     21,829,794    (2,286,045)      63,635         (525,588)
---------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                   686,135     52,028,505     7,252,389      309,786        4,286,674
---------------------------------------------------------------------------------------------------------------------
Net assets at end of year                      $1,119,405   $ 97,037,212   $ 9,831,517     $526,071      $ 5,292,751
---------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year          2,236,433     82,506,543     8,126,971      517,793        8,741,538
Contract purchase payments                         78,364     18,323,757       119,612       78,047          253,920
Net transfers(1)                                  400,633     16,803,906      (927,607)      41,089         (139,770)
Transfers for policy loans                          4,018         (5,499)        4,935           --              812
Contract charges                                   (1,197)      (512,767)       (3,448)        (209)          (5,403)
Contract terminations:
    Surrender benefits                           (318,907)    (2,466,563)   (1,045,335)     (14,862)      (1,079,421)
    Death benefits                                (56,974)      (438,640)      (87,315)          --          (73,119)
---------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                2,342,370    114,210,737     6,187,813      621,858        7,698,557
---------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



                         RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    33

STATEMENTS OF CHANGES IN NET ASSETS



                                                     MFS          MFS          NB AMT          NB AMT          OPPEN
                                                  NEW DIS,     UTILITIES,      INTL,      SOC RESPONSIVE,   GLOBAL SEC
YEAR ENDED DEC. 31, 2009 (CONTINUED)               SERV CL      SERV CL         CL S            CL S         VA, SERV
 OPERATIONS
Investment income (loss) -- net                  $  (29,233)  $   376,101   $   462,232       $  2,544      $   65,879
Net realized gain (loss) on sales of
  investments                                      (295,335)     (958,276)   (1,176,591)       (21,498)       (740,104)
Distributions from capital gains                         --            --            --             --         136,927
Net change in unrealized appreciation or
  depreciation of investments                     2,015,815     3,395,105     5,781,249         81,860       2,614,926
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                 1,691,247     2,812,930     5,066,890         62,906       2,077,628
----------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                           79,708       293,181     2,905,907          9,214         195,414
Net transfers(1)                                   (289,904)     (574,488)   (1,611,519)        22,424        (440,598)
Transfers for policy loans                            3,675         4,982        (1,086)           106           3,910
Adjustments to net assets allocated to
  contracts in payment period                            --        (1,300)           --             --              --
Contract charges                                     (2,206)       (6,618)      (86,274)          (190)         (3,047)
Contract terminations:
    Surrender benefits                             (441,469)     (877,778)     (405,624)        (4,348)       (410,288)
    Death benefits                                  (37,516)      (28,910)      (67,315)       (13,604)         (4,248)
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions     (687,712)   (1,190,931)      734,089         13,602        (658,857)
----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                   2,907,244     9,752,642    14,505,649        206,114       6,000,121
----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $3,910,779   $11,374,641   $20,306,628       $282,622      $7,418,892
----------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year            5,008,202     7,504,994    23,602,708        275,998       7,197,235
Contract purchase payments                          113,588       244,084     4,120,974         12,618         221,601
Net transfers(1)                                   (312,441)     (370,656)   (2,222,102)        27,934        (525,625)
Transfers for policy loans                            5,582         3,614        (1,191)           143           4,904
Contract charges                                     (3,120)       (4,878)     (124,260)          (227)         (3,336)
Contract terminations:
    Surrender benefits                             (574,132)     (543,451)     (615,722)        (5,304)       (427,291)
    Death benefits                                  (45,455)      (15,138)      (98,647)       (20,092)         (5,551)
----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  4,192,224     6,818,569    24,661,760        291,070       6,461,937
----------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



 34    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS



                                             OPPEN               OPPEN             OPPEN          PIMCO             PUT VT
                                        MAIN ST SM CAP   GLOBAL STRATEGIC INC       VAL      VIT ALL ASSET,   GLOBAL HLTH CARE,
YEAR ENDED DEC. 31, 2009 (CONTINUED)       VA, SERV            VA, SERV          VA, SERV      ADVISOR CL           CL IB
 OPERATIONS
Investment income (loss) -- net           $   (5,153)        $   (985,392)      $   (7,205)   $  4,264,378        $  185,952
Net realized gain (loss) on sales of
  investments                               (381,767)          (1,387,361)         (65,837)     (3,589,866)          (51,099)
Distributions from capital gains                  --              100,173               --              --                --
Net change in unrealized appreciation
  or depreciation of investments           1,048,274           24,989,054          336,734      12,817,794           251,026
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                  661,354           22,716,474          263,692      13,492,306           385,879
-------------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                   107,235           18,496,704           61,977      12,236,543            38,199
Net transfers(1)                             (72,914)           4,850,992           11,727     (13,512,457)         (182,827)
Transfers for policy loans                    (2,333)               4,810               --          (7,675)              254
Adjustments to net assets allocated to
  contracts in payment period                     --               (6,016)              --              --                --
Contract charges                              (1,221)            (499,479)            (289)       (339,539)           (1,217)
Contract terminations:
    Surrender benefits                      (186,661)          (6,459,166)         (20,451)     (2,140,795)         (236,592)
    Death benefits                            (7,050)          (1,037,674)          (5,620)       (484,241)          (96,795)
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                              (162,944)          15,350,171           47,344      (4,248,164)         (478,978)
-------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year            2,154,190          122,363,174          782,846      69,595,961         1,788,318
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                 $2,652,600         $160,429,819       $1,093,882    $ 78,840,103        $1,695,219
-------------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year     2,860,937          122,873,042        1,207,920      74,659,013         1,930,667
Contract purchase payments                   127,596           17,807,405           87,045      12,307,058            37,599
Net transfers(1)                            (153,745)           4,670,388           28,638     (13,716,932)         (178,739)
Transfers for policy loans                    (1,944)               4,248               --          (7,161)              141
Contract charges                              (1,488)            (472,473)            (411)       (339,363)           (1,197)
Contract terminations:
    Surrender benefits                      (209,174)          (6,031,789)         (28,948)     (2,138,598)         (234,969)
    Death benefits                            (8,755)            (981,635)          (8,449)       (469,510)          (90,434)
-------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year           2,613,427          137,869,186        1,285,795      70,294,507         1,463,068
-------------------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



                         RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    35

STATEMENTS OF CHANGES IN NET ASSETS



                                                      PUT VT        PUT VT       PUT VT        ROYCE         DISC
                                                     INTL EQ,      NEW OPP,      VISTA,     MICRO-CAP,   ASSET ALLOC,
YEAR ENDED DEC. 31, 2009 (CONTINUED)                   CL IB        CL IA         CL IB      INVEST CL       AGGR
 OPERATIONS
Investment income (loss) -- net                     $  (21,910)  $   (29,560)  $   (8,704)  $   (9,346)    $   (538)
Net realized gain (loss) on sales of investments      (453,061)   (1,170,219)    (115,399)    (136,028)       1,381
Distributions from capital gains                            --            --           --           --           --
Net change in unrealized appreciation or
  depreciation of investments                        1,010,597     2,597,998      477,603      628,394       14,981
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                      535,626     1,398,219      353,500      483,020       15,824
---------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                              51,299       153,256       41,258       21,817        1,746
Net transfers(1)                                      (548,190)     (417,209)     (39,371)    (106,113)      64,591
Transfers for policy loans                                 151        24,632        1,523            1           --
Adjustments to net assets allocated to contracts
  in payment period                                       (280)       (1,492)          --           --           --
Contract charges                                        (1,888)       (8,056)      (1,074)        (576)         (67)
Contract terminations:
    Surrender benefits                                (233,696)   (1,071,622)    (122,894)    (146,024)        (368)
    Death benefits                                     (32,943)      (72,575)     (26,094)      (9,917)          --
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions        (765,547)   (1,393,066)    (146,652)    (240,812)      65,902
---------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                      2,905,931     5,669,007    1,017,958    1,044,059       11,629
---------------------------------------------------------------------------------------------------------------------
Net assets at end of year                           $2,676,010   $ 5,674,160   $1,224,806   $1,286,267     $ 93,355
---------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year               2,933,852     6,553,641    2,776,131      740,359       15,586
Contract purchase payments                              51,376       161,705       85,800       12,407        2,337
Net transfers(1)                                      (558,811)     (468,782)     (98,534)     (75,127)      89,281
Transfers for policy loans                                (215)       29,225        3,468            1           --
Contract charges                                        (1,827)       (8,667)      (2,647)        (356)         (81)
Contract terminations:
    Surrender benefits                                (215,088)   (1,167,828)    (303,683)     (89,394)         (74)
    Death benefits                                     (28,825)      (86,293)     (60,048)      (6,228)          --
---------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                     2,180,462     5,013,001    2,400,487      581,662      107,049
---------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



 36    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS



                                                    DISC           DISC           DISC           DISC         VP DAVIS
                                                ASSET ALLOC,   ASSET ALLOC,   ASSET ALLOC,   ASSET ALLOC,    NY VENTURE,
YEAR ENDED DEC. 31, 2009 (CONTINUED)               CONSERV          MOD         MOD AGGR      MOD CONSERV       CL 3
 OPERATIONS
Investment income (loss) -- net                   $ (8,005)     $  (15,219)     $ (2,772)     $  (11,002)   $   (650,100)
Net realized gain (loss) on sales of
  investments                                        2,905          48,104         1,324           1,926      (1,320,964)
Distributions from capital gains                        --              --            --              --              --
Net change in unrealized appreciation or
  depreciation of investments                      122,205         329,798        68,215         250,895      24,679,186
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                        117,105         362,683        66,767         241,819      22,708,122
------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                         120,113         242,876       119,794          26,233      12,632,036
Net transfers(1)                                   252,925         858,992        96,801       1,076,006      25,257,945
Transfers for policy loans                              --             (71)           --              --          (5,590)
Adjustments to net assets allocated to
  contracts in payment period                           --              --            --              --              --
Contract charges                                      (315)           (974)         (343)           (939)       (358,336)
Contract terminations:
    Surrender benefits                             (57,292)       (114,441)      (33,530)        (21,406)     (1,721,656)
    Death benefits                                 (25,332)             --            --              --        (289,947)
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions     290,099         986,382       182,722       1,079,894      35,514,452
------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                    555,318         902,622       186,919         719,660      42,471,971
------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                         $962,522      $2,251,687      $436,408      $2,041,373    $100,694,545
------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year             661,518       1,188,791       253,957         905,415      61,389,022
Contract purchase payments                         127,570         317,413       150,327          32,492      16,590,280
Net transfers(1)                                   295,633       1,111,736       128,047       1,267,518      36,871,114
Transfers for policy loans                              --             (85)           --              --          (6,510)
Contract charges                                      (363)         (1,170)         (436)         (1,091)       (465,971)
Contract terminations:
    Surrender benefits                             (67,006)       (137,611)      (41,336)        (24,015)     (2,265,220)
    Death benefits                                 (26,137)             --            --              --        (387,927)
------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                   991,215       2,479,074       490,559       2,180,319     111,724,788
------------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



                         RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    37

STATEMENTS OF CHANGES IN NET ASSETS



                                                     VP GS        VP PTNRS       RVS VP        RVS VP         RVS VP
                                                 MID CAP VAL,   SM CAP VAL,       BAL,       CASH MGMT,      DIV BOND,
YEAR ENDED DEC. 31, 2009 (CONTINUED)                 CL 3           CL 3          CL 3          CL 3           CL 3
 OPERATIONS
Investment income (loss) -- net                    $ (3,195)    $  (543,060)  $  (121,758)  $   (523,116)  $  7,976,903
Net realized gain (loss) on sales of
  investments                                       (81,795)     (2,003,147)   (1,328,532)        11,985       (714,474)
Distributions from capital gains                         --              --            --             --             --
Net change in unrealized appreciation or
  depreciation of investments                       189,221      21,584,324     3,964,657         49,499     22,680,344
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                   104,231      19,038,117     2,514,367       (461,632)    29,942,773
-----------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                            8,599       9,217,580       326,465      8,557,432     36,959,003
Net transfers(1)                                    (60,041)     (3,739,175)    1,330,851    (25,591,776)       936,657
Transfers for policy loans                              195           1,787        20,539        (28,513)        20,721
Adjustments to net assets allocated to
  contracts in payment period                            --              --       (19,984)        (1,952)       (16,107)
Contract charges                                       (276)       (276,235)      (11,249)       (35,788)      (979,617)
Contract terminations:
    Surrender benefits                              (39,162)     (2,031,965)   (1,640,098)   (13,036,629)   (14,040,754)
    Death benefits                                       --        (248,809)     (114,926)      (380,422)    (1,544,426)
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      (90,685)      2,923,183      (108,402)   (30,517,648)    21,335,477
-----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     364,821      49,967,158     9,231,150     74,278,679    218,338,316
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $378,367     $71,928,458   $11,637,115   $ 43,299,399   $269,616,566
-----------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              467,668      56,047,523     8,677,064     65,573,880    198,995,287
Contract purchase payments                           12,207      11,290,786       366,092      7,880,805     34,197,751
Net transfers(1)                                    (73,575)     (3,761,311)    2,138,203    (23,014,629)      (801,483)
Transfers for policy loans                              238             579        16,640        (27,850)        13,569
Contract charges                                       (350)       (297,760)      (10,549)       (31,962)      (865,681)
Contract terminations:
    Surrender benefits                              (44,729)     (1,708,954)   (1,429,962)   (11,466,625)   (10,989,236)
    Death benefits                                       --        (258,257)      (99,673)      (340,131)    (1,318,164)
-----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    361,459      61,312,606     9,657,815     38,573,488    219,232,043
-----------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



 38    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS



                                                    RVS VP         RVS VP        RVS VP          RVS VP           RVS VP
                                                  DIV EQ INC,     DYN EQ,        GLOBAL     GLOBAL INFLATION     HI YIELD
YEAR ENDED DEC. 31, 2009 (CONTINUED)                 CL 3           CL 3       BOND, CL 3    PROT SEC, CL 3     BOND, CL 3
 OPERATIONS
Investment income (loss) -- net                  $ (1,273,835)  $  (237,377)  $   709,683     $  6,011,609     $ 2,404,394
Net realized gain (loss) on sales of
  investments                                      (5,448,186)   (4,193,539)     (163,875)         (76,542)     (1,150,279)
Distributions from capital gains                           --            --            --            3,367              --
Net change in unrealized appreciation or
  depreciation of investments                      43,618,384     9,020,875     7,448,684       (1,126,780)      9,782,301
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                  36,896,363     4,589,959     7,994,492        4,811,654      11,036,416
--------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                         17,253,140       723,792    12,249,524       13,247,231         622,281
Net transfers(1)                                   12,810,248    (2,062,729)   (1,931,086)      59,213,010      (1,816,021)
Transfers for policy loans                             36,885        62,171         7,490           (5,918)          5,095
Adjustments to net assets allocated to
  contracts in payment period                          63,717       (28,753)       (2,992)              --          (9,094)
Contract charges                                     (494,012)      (52,282)     (326,510)        (353,064)        (13,836)
Contract terminations:
    Surrender benefits                             (7,905,295)   (3,443,664)   (4,378,871)      (3,117,855)     (3,692,125)
    Death benefits                                   (893,358)     (220,699)     (622,703)        (481,246)       (240,446)
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions     20,871,325    (5,022,164)    4,994,852       68,502,158      (5,144,146)
--------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                   108,640,906    24,973,848    78,086,171       46,515,399      23,196,973
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $166,408,594   $24,541,643   $91,075,515     $119,829,211     $29,089,243
--------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year            121,099,538    37,045,425    62,152,553       42,786,368      22,019,953
Contract purchase payments                         22,317,595     1,080,799    10,650,401       11,934,741         548,593
Net transfers(1)                                   15,500,236    (3,270,849)   (1,958,269)      53,231,682      (1,354,044)
Transfers for policy loans                             31,416        79,287         3,522           (5,279)          3,244
Contract charges                                     (575,169)      (74,506)     (264,887)        (314,741)        (10,514)
Contract terminations:
    Surrender benefits                             (7,006,190)   (4,775,541)   (3,017,137)      (2,766,385)     (2,785,493)
    Death benefits                                   (918,082)     (333,499)     (463,776)        (426,466)       (188,287)
--------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  150,449,344    29,751,116    67,102,407      104,439,920      18,233,452
--------------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



                         RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    39

STATEMENTS OF CHANGES IN NET ASSETS



                                                     RVS VP         RVS VP        RVS VP        RVS VP         RVS VP
                                                    INC OPP,       MID CAP       MID CAP       S&P 500,         SHORT
YEAR ENDED DEC. 31, 2009 (CONTINUED)                  CL 3        GRO, CL 3     VAL, CL 3        CL 3      DURATION, CL 3
 OPERATIONS
Investment income (loss) -- net                   $  2,385,132   $   (51,014)  $  (109,524)  $   (70,251)    $   475,587
Net realized gain (loss) on sales of investments      (392,264)     (393,086)   (4,526,141)     (575,184)        (95,399)
Distributions from capital gains                            --            --            --            --              --
Net change in unrealized appreciation or
  depreciation of investments                       18,883,493     2,599,681     8,217,482     2,420,162         571,632
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                   20,876,361     2,155,581     3,581,817     1,774,727         951,820
-------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                          12,177,225       150,945     1,428,940       343,467         496,621
Net transfers(1)                                    33,406,582       651,110    (6,488,238)   (1,036,349)        292,512
Transfers for policy loans                              (4,755)       15,018        (1,671)        8,540           4,064
Adjustments to net assets allocated to contracts
  in payment period                                     18,818        (4,327)           --            --          (7,574)
Contract charges                                      (324,737)       (4,749)      (45,626)       (5,291)         (9,755)
Contract terminations:
    Surrender benefits                              (1,952,317)     (941,425)     (560,021)     (658,643)     (2,596,911)
    Death benefits                                    (299,526)      (38,593)      (96,664)     (100,196)       (577,234)
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      43,021,290      (172,021)   (5,763,280)   (1,448,472)     (2,398,277)
-------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     38,025,827     3,721,181    13,300,417     8,288,091      21,378,443
-------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                         $101,923,478   $ 5,704,741   $11,118,954   $ 8,614,346     $19,931,986
-------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              43,317,922     5,726,205    18,411,174    12,136,575      18,381,639
Contract purchase payments                          11,310,434       181,235     2,024,881       474,771         465,207
Net transfers(1)                                    30,161,209       660,719    (8,621,187)   (1,453,814)        197,230
Transfers for policy loans                              (4,320)       19,464        (1,806)       11,060           3,375
Contract charges                                      (295,466)       (5,509)      (60,234)       (7,516)         (8,237)
Contract terminations:
    Surrender benefits                              (1,746,191)   (1,191,721)     (665,731)     (878,870)     (2,194,496)
    Death benefits                                    (275,458)      (47,718)     (106,904)     (138,690)       (476,880)
-------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    82,468,130     5,342,675    10,980,193    10,143,516      16,367,838
-------------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



 40    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS



                                                                     SEL VP      SEL VP        THDL VP       THDL VP
                                                        SEL VP       LG CAP      SM CAP         EMER           INTL
YEAR ENDED DEC. 31, 2009 (CONTINUED)                  GRO, CL 3    VAL, CL 3    VAL, CL 3    MKTS, CL 3     OPP, CL 3
 OPERATIONS
Investment income (loss) -- net                      $   (41,211)   $ (1,929)  $  (19,853)  $   (222,023)  $    40,672
Net realized gain (loss) on sales of investments        (818,767)    (34,319)    (647,323)    (5,759,535)     (977,492)
Distributions from capital gains                              --          --           --             --            --
Net change in unrealized appreciation or
  depreciation of investments                          2,281,997      89,314    1,421,156     26,417,662     2,978,162
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                      1,422,019      53,066      753,980     20,436,104     2,041,342
----------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                               172,325      23,369       90,314      3,995,698       293,824
Net transfers(1)                                      (1,050,859)     40,727     (606,399)   (14,459,143)     (648,739)
Transfers for policy loans                                 3,976         228        2,047         17,057        22,267
Adjustments to net assets allocated to contracts in
  payment period                                          (1,386)         --      (17,977)        25,791        (7,662)
Contract charges                                          (7,253)       (167)      (2,092)      (133,665)       (6,088)
Contract terminations:
    Surrender benefits                                  (333,126)     (9,767)    (230,320)    (2,458,639)   (1,641,530)
    Death benefits                                       (13,715)     (5,181)     (51,801)      (272,382)      (67,914)
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions        (1,230,038)     49,209     (816,228)   (13,285,283)   (2,055,842)
----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                        4,972,841     153,645    2,505,220     32,849,228     9,839,248
----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                            $ 5,164,822    $255,920   $2,442,972   $ 40,000,049   $ 9,824,748
----------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                12,974,292     208,500    2,955,445     31,574,879    11,408,227
Contract purchase payments                               374,470      32,039      104,318      3,919,151       337,571
Net transfers(1)                                      (2,509,693)     59,112     (672,990)   (11,781,645)     (866,016)
Transfers for policy loans                                 5,966         303        1,920         11,552        22,811
Contract charges                                         (15,564)       (221)      (2,356)      (111,894)       (6,661)
Contract terminations:
    Surrender benefits                                  (800,856)    (11,986)    (239,161)    (1,577,532)   (1,744,857)
    Death benefits                                       (40,499)     (6,635)     (50,852)      (215,087)      (86,177)
----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                       9,988,116     281,112    2,096,324     21,819,424     9,064,898
----------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



                         RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    41

STATEMENTS OF CHANGES IN NET ASSETS



                                                    THIRD       VANK LIT         VANK UIF        VANK UIF
                                                     AVE        COMSTOCK,         GLOBAL       MID CAP GRO,      WANGER
YEAR ENDED DEC. 31, 2009 (CONTINUED)                 VAL          CL II      REAL EST, CL II       CL II          INTL
 OPERATIONS
Investment income (loss) -- net                  $  (17,245)  $  1,449,452     $  (136,666)     $  (19,340)   $ 1,156,117
Net realized gain (loss) on sales of
  investments                                      (478,337)    (8,493,104)     (3,146,558)       (555,517)    (1,776,586)
Distributions from capital gains                    446,500             --              --              --             --
Net change in unrealized appreciation or
  depreciation of investments                       745,885     16,047,437       8,392,059       1,512,044     17,428,948
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                   696,803      9,003,785       5,108,835         937,187     16,808,479
-------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                           42,905      5,705,657       2,397,907          81,049      4,470,121
Net transfers(1)                                   (189,876)   (13,350,809)     (6,150,399)        (83,919)     2,627,422
Transfers for policy loans                              847         (2,305)             38          (1,339)         4,432
Adjustments to net assets allocated to
  contracts in payment period                            --             --              --              --           (728)
Contract charges                                     (1,012)      (193,663)        (72,351)         (2,208)      (135,526)
Contract terminations:
    Surrender benefits                             (599,751)    (1,463,603)       (444,347)       (133,387)    (2,335,754)
    Death benefits                                   (3,661)      (212,264)        (59,967)         (7,308)      (167,268)
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions     (750,548)    (9,516,987)     (4,329,119)       (147,112)     4,462,699
-------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                   2,087,833     40,533,833      14,819,147       1,864,037     33,134,011
-------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $2,034,088   $ 40,020,631     $15,598,863      $2,654,112    $54,405,189
-------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year            1,637,736     56,242,592      23,911,103       2,827,600     34,494,410
Contract purchase payments                           28,113      8,065,241       3,709,306          90,410      4,696,941
Net transfers(1)                                   (137,897)   (18,174,376)     (8,806,160)       (141,366)     2,925,921
Transfers for policy loans                              583         (3,011)            525          (1,206)         4,100
Contract charges                                       (713)      (256,735)       (108,422)         (2,598)      (127,191)
Contract terminations:
    Surrender benefits                             (418,087)    (1,899,927)       (664,057)       (172,861)    (1,787,310)
    Death benefits                                   (2,243)      (289,560)        (90,273)         (8,689)      (155,230)
-------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  1,107,492     43,684,224      17,952,022       2,591,290     40,051,641
-------------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



 42    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS



                                                                     WF ADV       WF ADV       WF ADV       WF ADV
                                                       WANGER       VT INDEX        VT           VT           VT
YEAR ENDED DEC. 31, 2009 (CONTINUED)                    USA       ASSET ALLOC    INTL CORE       OPP      SM CAP GRO
 OPERATIONS
Investment income (loss) -- net                     $  (372,808)   $   39,687   $   17,640   $  (18,326)  $  (40,322)
Net realized gain (loss) on sales of investments     (2,580,073)     (371,420)    (172,343)    (272,259)    (602,499)
Distributions from capital gains                             --            --           --           --           --
Net change in unrealized appreciation or
  depreciation of investments                        17,909,917       755,090      228,743    1,083,331    2,513,414
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                    14,957,036       423,357       74,040      792,746    1,870,593
--------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                            3,801,246        83,300       10,627       47,813      176,398
Net transfers(1)                                     (3,658,661)     (479,931)    (137,684)     (47,060)     528,527
Transfers for policy loans                                8,886        (3,103)         438          380        2,716
Adjustments to net assets allocated to contracts
  in payment period                                      (2,212)           --         (965)          --           --
Contract charges                                       (108,596)       (3,070)        (286)      (1,302)      (2,755)
Contract terminations:
    Surrender benefits                               (2,331,495)     (251,314)     (41,263)    (146,204)    (357,100)
    Death benefits                                     (236,300)      (24,831)          --       (6,624)     (43,258)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions       (2,527,132)     (678,949)    (169,133)    (152,997)     304,528
--------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                      36,947,578     3,805,044      927,298    1,851,771    3,537,608
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year                           $49,377,482    $3,549,452   $  832,205   $2,491,520   $5,712,729
--------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year               38,471,556     3,936,514    1,128,510    2,186,854    4,395,247
Contract purchase payments                            4,599,658        84,901       13,835       50,389      189,003
Net transfers(1)                                     (2,830,878)     (522,676)    (194,821)     (74,005)     482,845
Transfers for policy loans                                7,531        (3,379)         550          370        2,500
Contract charges                                       (116,491)       (3,183)        (371)      (1,284)      (2,865)
Contract terminations:
    Surrender benefits                               (1,930,430)     (255,972)     (47,584)    (147,514)    (350,296)
    Death benefits                                     (217,919)      (26,973)          --       (7,438)     (39,022)
--------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                     37,983,027     3,209,232      900,119    2,007,372    4,677,412
--------------------------------------------------------------------------------------------------------------------




   (1) Includes transfer activity from (to) other divisions and transfers from
       (to) RiverSource Life of NY's fixed account.



See accompanying notes to financial statements.



                         RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    43

STATEMENTS OF CHANGES IN NET ASSETS



                                                    INVESCO VI    INVESCO VI   INVESCO VI    INVESCO VI    INVESCO VI
                                                     CAP APPR,    CAP APPR,     CAP DEV,      CAP DEV,      CORE EQ,
YEAR ENDED DEC. 31, 2008                               SER I        SER II        SER I        SER II        SER I
 OPERATIONS
Investment income (loss) -- net                     $   (6,766)  $   (76,937)  $   (6,417)  $   (25,756)  $   106,833
Net realized gain (loss) on sales of investments       (30,237)      (55,088)      23,107      (152,920)      680,762
Distributions from capital gains                            --            --       93,542       330,081            --
Net change in unrealized appreciation or
  depreciation of investments                         (406,426)   (4,650,035)    (576,773)   (1,855,105)   (6,417,920)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                     (443,429)   (4,782,060)    (466,541)   (1,703,700)   (5,630,325)
---------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                              34,592       278,509       24,229       187,916       310,968
Net transfers(1)                                      (212,889)   (1,318,615)    (126,304)     (592,284)     (602,339)
Transfers for policy loans                                 711           186          422           733        37,971
Adjustments to net assets allocated to contracts
  in payment period                                         --          (434)          --            --        (7,363)
Contract charges                                          (442)      (22,781)        (291)       (1,285)      (12,932)
Contract terminations:
    Surrender benefits                                (146,225)     (317,171)     (92,851)     (160,729)   (5,187,504)
    Death benefits                                      (8,143)      (71,870)      (6,915)      (15,133)     (129,726)
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions        (332,396)   (1,452,176)    (201,710)     (580,782)   (5,590,925)
---------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                      1,252,803    12,160,092    1,137,527     3,872,817    22,273,945
---------------------------------------------------------------------------------------------------------------------
Net assets at end of year                           $  476,978   $ 5,925,856   $  469,276   $ 1,588,335   $11,052,695
---------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year               1,649,880     9,492,368      798,284     2,571,188    11,316,425
Contract purchase payments                              50,571       262,243       21,468       165,388       179,724
Net transfers(1)                                      (360,990)   (1,221,632)    (108,197)     (538,673)     (381,962)
Transfers for policy loans                               1,330           142          445           568        23,128
Contract charges                                          (765)      (26,916)        (274)       (1,096)       (7,517)
Contract terminations:
    Surrender benefits                                (219,377)     (298,659)     (76,861)     (122,077)   (2,926,911)
    Death benefits                                     (19,508)      (84,251)      (8,511)      (14,929)      (78,737)
---------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                     1,101,141     8,123,295      626,354     2,060,369     8,124,150
---------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



 44    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS



                                                   INVESCO VI   INVESCO VI   INVESCO VI    INVESCO VI     INVESCO VI
                                                      DYN,       FIN SERV,    FIN SERV,   GLOBAL HLTH,     INTL GRO,
YEAR ENDED DEC. 31, 2008 (CONTINUED)                  SER I        SER I       SER II        SER II         SER II
 OPERATIONS
Investment income (loss) -- net                     $  (4,668)  $   20,837   $   14,693    $   (19,652)  $    (55,384)
Net realized gain (loss) on sales of investments       54,006     (161,188)    (119,341)       (31,369)      (328,954)
Distributions from capital gains                           --       79,608       61,666        495,596        568,402
Net change in unrealized appreciation or
  depreciation of investments                        (387,490)    (658,351)    (498,749)    (1,163,988)   (13,759,405)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                    (338,152)    (719,094)    (541,731)      (719,413)   (13,575,341)
---------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                             21,225       28,935      206,203        185,935      8,008,336
Net transfers(1)                                     (223,506)     463,215      270,978        271,828     14,802,289
Transfers for policy loans                                553          116           --             72         (4,644)
Adjustments to net assets allocated to contracts
  in payment period                                        --           --           --             --             --
Contract charges                                         (301)        (574)        (832)        (2,288)      (118,911)
Contract terminations:
    Surrender benefits                                (16,210)     (79,950)     (18,779)       (96,979)      (534,441)
    Death benefits                                         --       (5,627)     (12,769)        (3,059)      (122,173)
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions       (218,239)     406,115      444,801        355,509     22,030,456
---------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                       868,172      913,130      608,190      2,286,503     22,117,423
---------------------------------------------------------------------------------------------------------------------
Net assets at end of year                           $ 311,781   $  600,151   $  511,260    $ 1,922,599   $ 30,572,538
---------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                615,478      855,175      686,847      1,965,395     15,300,527
Contract purchase payments                             19,534       39,700      330,119        183,772      7,379,077
Net transfers(1)                                     (193,151)     610,346      480,926        305,919     14,116,347
Transfers for policy loans                                688           88           --             81         (4,591)
Contract charges                                         (292)        (755)      (1,421)        (2,313)      (110,722)
Contract terminations:
    Surrender benefits                                (13,094)    (101,111)     (29,529)      (103,925)      (475,577)
    Death benefits                                         --       (6,781)     (24,272)        (2,784)      (111,489)
---------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                      429,163    1,396,662    1,442,670      2,346,145     36,093,572
---------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



                         RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    45

STATEMENTS OF CHANGES IN NET ASSETS



                                                INVESCO VI        AB VPS          AB VPS        AB VPS         AB VPS
                                                   TECH,     GLOBAL THEMATIC    GRO & INC,     INTL VAL,    LG CAP GRO,
YEAR ENDED DEC. 31, 2008 (CONTINUED)               SER I        GRO, CL B          CL B          CL B           CL B
 OPERATIONS
Investment income (loss) -- net                 $  (13,242)    $   (17,972)    $   145,462   $    (18,832)    $ (1,115)
Net realized gain (loss) on sales of
  investments                                      (33,632)       (144,122)     (1,013,281)      (324,486)      (8,473)
Distributions from capital gains                        --              --       2,788,216      4,129,345           --
Net change in unrealized appreciation or
  depreciation of investments                     (802,947)     (1,027,827)     (9,436,190)   (48,697,006)     (53,453)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                       (849,821)     (1,189,921)     (7,515,793)   (44,910,979)     (63,041)
-----------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                          58,990         274,656         451,304     10,787,140       23,568
Net transfers(1)                                  (273,045)       (316,370)     (3,836,254)     5,965,877       24,630
Transfers for policy loans                             194            (717)          1,950         (6,837)      (1,045)
Adjustments to net assets allocated to
  contracts in payment period                           --              --              --         15,553           --
Contract charges                                    (3,427)         (2,137)         (8,232)      (157,034)        (113)
Contract terminations:
    Surrender benefits                             (56,062)        (46,114)     (1,246,763)    (3,386,817)      (1,091)
    Death benefits                                  (4,192)        (23,968)       (261,476)      (519,625)          --
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions    (277,542)       (114,650)     (4,899,471)    12,698,257       45,949
-----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                  2,117,210       2,537,226      21,599,424     81,764,735      148,627
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                       $  989,847     $ 1,232,655     $ 9,184,160   $ 49,552,013     $131,535
-----------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year           2,353,011       1,789,573      15,833,250     40,251,727      115,294
Contract purchase payments                          77,058         245,393         436,478     10,890,259       21,590
Net transfers(1)                                  (368,105)       (302,579)     (3,486,329)    11,702,573       36,696
Transfers for policy loans                             178            (923)            643         (8,464)      (1,271)
Contract charges                                    (5,507)         (1,965)         (7,656)      (141,338)        (110)
Contract terminations:
    Surrender benefits                             (78,724)        (43,498)     (1,031,607)    (1,829,086)        (922)
    Death benefits                                  (6,188)        (22,679)       (252,852)      (338,475)          --
-----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                 1,971,723       1,663,322      11,491,927     60,527,196      171,277
-----------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



 46    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS



                                                      AC VP         AC VP          AC VP         AC VP         AC VP
                                                      INTL,         INTL,      MID CAP VAL,      ULTRA,         VAL,
YEAR ENDED DEC. 31, 2008 (CONTINUED)                   CL I         CL II          CL II         CL II          CL I
 OPERATIONS
Investment income (loss) -- net                    $       572   $   (10,084)   $  (148,313)  $   (23,752)  $   286,700
Net realized gain (loss) on sales of investments        57,834        56,871     (1,672,239)     (301,387)   (1,869,777)
Distributions from capital gains                       163,955       471,409             --       437,321     2,702,115
Net change in unrealized appreciation or
  depreciation of investments                       (1,051,934)   (3,205,599)    (2,710,741)   (1,490,789)   (6,939,678)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                     (829,573)   (2,687,403)    (4,531,293)   (1,378,607)   (5,820,640)
-----------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                              30,246        92,881      5,115,674       361,729       363,004
Net transfers(1)                                      (163,808)     (611,304)    (4,823,375)       63,701    (3,518,011)
Transfers for policy loans                              (1,118)          519         (2,316)          169        26,426
Adjustments to net assets allocated to contracts
  in payment period                                         --          (197)            --            --       (14,399)
Contract charges                                          (410)       (2,368)       (71,307)       (2,781)      (10,161)
Contract terminations:
    Surrender benefits                                (433,910)     (206,065)      (349,334)     (117,277)   (5,963,447)
    Death benefits                                      (3,682)      (13,173)       (90,613)      (38,116)     (115,722)
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions        (572,682)     (739,707)      (221,271)      267,425    (9,232,310)
-----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                      2,202,996     6,326,918     18,179,948     2,848,656    27,159,777
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $   800,741   $ 2,899,808    $13,427,384   $ 1,737,474   $12,106,827
-----------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year               1,837,407     3,651,800     17,422,185     2,317,722    11,635,660
Contract purchase payments                              32,295        69,022      5,045,420       334,869       180,740
Net transfers(1)                                      (217,455)     (496,449)    (4,701,201)      (63,199)   (1,787,740)
Transfers for policy loans                              (2,278)          719         (2,484)           61        12,611
Contract charges                                          (482)       (1,744)       (77,331)       (2,934)       (4,930)
Contract terminations:
    Surrender benefits                                (423,039)     (140,876)      (399,619)     (123,520)   (2,857,761)
    Death benefits                                      (5,555)       (9,151)       (96,076)      (34,713)      (57,762)
-----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                     1,220,893     3,073,321     17,190,894     2,428,286     7,120,818
-----------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



                         RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    47

STATEMENTS OF CHANGES IN NET ASSETS



                                                     AC VP        CALVERT         COL            COL       COL MARSICO
                                                      VAL,           VS        HI YIELD,    MARSICO GRO,    INTL OPP,
YEAR ENDED DEC. 31, 2008 (CONTINUED)                 CL II       SOCIAL BAL     VS CL B        VS CL A       VS CL B
 OPERATIONS
Investment income (loss) -- net                   $   364,478   $    52,147   $   487,635   $   (385,916)  $    27,626
Net realized gain (loss) on sales of investments   (2,569,503)      (65,688)     (303,508)      (348,407)     (693,184)
Distributions from capital gains                    3,189,167        45,952            --             --     1,208,800
Net change in unrealized appreciation or
  depreciation of investments                      (7,973,428)   (1,227,716)   (1,502,984)   (32,528,118)   (4,224,674)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                  (6,989,286)   (1,195,305)   (1,318,857)   (33,262,441)   (3,681,432)
----------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                            832,036        95,439       515,218     17,669,300       905,114
Net transfers(1)                                   (7,425,302)     (209,747)   (1,432,145)    20,002,244       562,039
Transfers for policy loans                              1,044        (7,297)          824         (9,490)           55
Adjustments to net assets allocated to contracts
  in payment period                                    (3,491)           --            --             --          (929)
Contract charges                                      (11,835)       (2,303)       (6,026)      (257,705)       (3,542)
Contract terminations:
    Surrender benefits                             (1,638,457)     (258,525)     (248,196)    (1,463,726)     (239,456)
    Death benefits                                    (46,138)       (1,926)     (173,073)      (291,778)      (11,665)
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions     (8,292,143)     (384,359)   (1,343,398)    35,648,845     1,211,616
----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                    31,158,048     4,031,389     6,187,638     60,711,170     6,071,580
----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                         $15,876,619   $ 2,451,725   $ 3,525,383   $ 63,097,574   $ 3,601,764
----------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year             21,544,988     3,615,678     5,726,068     48,571,660     4,645,709
Contract purchase payments                            746,844        93,678       517,572     16,992,904       749,180
Net transfers(1)                                   (5,707,772)     (212,273)   (1,437,032)    20,293,326       213,859
Transfers for policy loans                              1,401        (7,210)          732        (10,188)          636
Contract charges                                       (9,586)       (2,267)       (6,565)      (264,513)       (3,623)
Contract terminations:
    Surrender benefits                             (1,218,453)     (265,709)     (257,665)    (1,531,020)     (249,301)
    Death benefits                                    (36,751)       (2,418)     (167,888)      (294,888)      (14,115)
----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                   15,320,671     3,219,479     4,375,222     83,757,281     5,342,345
----------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



 48    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS



                                                        CS            CS        DREY VIF       EV VT           EG VA
                                                    COMMODITY      U.S. EQ      INTL EQ,   FLOATING-RATE    FUNDAMENTAL
YEAR ENDED DEC. 31, 2008 (CONTINUED)                  RETURN        FLEX I        SERV          INC        LG CAP, CL 2
 OPERATIONS
Investment income (loss) -- net                    $    19,777   $   (95,360)  $   1,162    $  1,577,363    $    6,331
Net realized gain (loss) on sales of investments      (197,166)     (617,109)    (51,789)       (859,461)      (72,371)
Distributions from capital gains                       301,545            --       9,406              --            --
Net change in unrealized appreciation or
  depreciation of investments                       (2,195,724)   (2,479,303)   (149,593)    (11,198,878)     (909,257)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                   (2,071,568)   (3,191,772)   (190,814)    (10,480,976)     (975,297)
-----------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                             643,488       214,317     149,676       9,454,022       141,017
Net transfers(1)                                     2,329,827      (638,480)      8,038         368,861      (473,936)
Transfers for policy loans                                (676)       23,764         226          (4,046)        1,721
Adjustments to net assets allocated to contracts
  in payment period                                         --        (4,860)         --              --            --
Contract charges                                        (2,551)       (4,899)       (428)       (123,546)       (1,155)
Contract terminations:
    Surrender benefits                                (584,747)   (2,558,240)     (2,835)     (1,020,199)     (139,166)
    Death benefits                                     (16,524)      (13,016)         --        (266,731)           --
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions       2,368,817    (2,981,414)    154,677       8,408,361      (471,519)
-----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                      2,735,322    11,187,685     250,862      30,846,359     3,119,034
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $ 3,032,571   $ 5,014,499   $ 214,725    $ 28,773,744    $1,672,218
-----------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year               2,412,782     9,028,868     186,421      29,866,031     2,485,903
Contract purchase payments                             514,246       203,293     126,917       9,911,652       123,848
Net transfers(1)                                     1,658,791      (635,454)    (30,117)        320,453      (463,194)
Transfers for policy loans                                (975)       24,104         214          (4,143)        1,590
Contract charges                                        (2,374)       (4,688)       (432)       (131,835)       (1,068)
Contract terminations:
    Surrender benefits                                (497,200)   (2,336,012)     (3,385)     (1,070,019)     (133,442)
    Death benefits                                     (12,385)      (12,125)         --        (277,633)           --
-----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                     4,072,885     6,267,986     279,618      38,614,506     2,013,637
-----------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



                         RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    49

STATEMENTS OF CHANGES IN NET ASSETS



                                                       EG VA         FID VIP       FID VIP        FID VIP       FID VIP
                                                      INTL EQ,     CONTRAFUND,    GRO & INC,    GRO & INC,      MID CAP,
YEAR ENDED DEC. 31, 2008 (CONTINUED)                    CL 2        SERV CL 2      SERV CL       SERV CL 2      SERV CL
 OPERATIONS
Investment income (loss) -- net                     $   (27,115)  $     22,902   $       458   $     (6,756)  $   (43,949)
Net realized gain (loss) on sales of investments       (177,014)    (4,220,865)     (216,139)      (477,366)      113,044
Distributions from capital gains                         93,152      2,003,408       534,743      2,634,547     1,550,096
Net change in unrealized appreciation or
  depreciation of investments                        (1,480,773)   (36,662,671)   (2,508,334)   (13,242,067)   (5,494,235)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                    (1,591,750)   (38,857,226)   (2,189,272)   (11,091,642)   (3,875,044)
-------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                              179,837     18,218,358        65,515        510,027       127,450
Net transfers(1)                                       (884,134)     7,759,930      (891,728)    (4,773,783)   (1,423,726)
Transfers for policy loans                                   --         (4,035)       (2,911)         7,847          (799)
Adjustments to net assets allocated to contracts
  in payment period                                          --         77,637          (706)        (8,244)       (1,762)
Contract charges                                         (2,310)      (250,036)       (1,430)       (10,590)       (2,860)
Contract terminations:
    Surrender benefits                                 (176,709)    (1,952,850)     (826,842)    (1,412,329)   (1,989,766)
    Death benefits                                      (12,676)      (377,509)      (52,837)      (156,407)      (41,102)
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions         (895,992)    23,471,495    (1,710,939)    (5,843,479)   (3,332,565)
-------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                       4,281,088     77,767,455     6,229,124     30,036,287    12,021,242
-------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                           $ 1,793,346   $ 62,381,724   $ 2,328,913   $ 13,101,166   $ 4,813,633
-------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                2,622,360     62,279,948     5,142,152     20,936,637     5,519,717
Contract purchase payments                              145,084     17,570,163        66,789        427,274        71,084
Net transfers(1)                                       (695,433)    10,368,773      (983,404)    (4,173,118)     (768,163)
Transfers for policy loans                                   --         (4,732)       (2,160)         7,217          (437)
Contract charges                                         (1,993)      (257,881)       (1,466)        (9,184)       (1,620)
Contract terminations:
    Surrender benefits                                 (143,580)    (2,033,880)     (840,690)    (1,209,147)   (1,117,914)
    Death benefits                                      (13,259)      (370,946)      (54,800)      (129,054)      (20,573)
-------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                      1,913,179     87,551,445     3,326,421     15,850,625     3,682,094
-------------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



 50    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS



                                                    FID VIP       FID VIP        FID VIP         FTVIPT          FTVIPT
                                                   MID CAP,      OVERSEAS,      OVERSEAS,     FRANK GLOBAL    FRANK SM CAP
YEAR ENDED DEC. 31, 2008 (CONTINUED)               SERV CL 2      SERV CL       SERV CL 2    REAL EST, CL 2     VAL, CL 2
 OPERATIONS
Investment income (loss) -- net                  $   (511,621)  $    18,885   $    197,319     $    24,624     $    45,835
Net realized gain (loss) on sales of
  investments                                      (1,362,990)       (6,018)      (247,873)     (2,505,744)       (293,393)
Distributions from capital gains                   12,891,857       242,414      1,985,241       4,326,279       1,295,696
Net change in unrealized appreciation or
  depreciation of investments                     (48,887,938)   (1,248,489)   (10,530,562)     (9,533,889)     (6,777,455)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                 (37,870,692)     (993,208)    (8,595,875)     (7,688,730)     (5,729,317)
--------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                         10,721,122        20,084        718,410         491,920         764,259
Net transfers(1)                                    2,609,754      (615,126)    (2,867,336)     (5,550,531)     (4,500,867)
Transfers for policy loans                             (7,746)         (424)        (3,154)          1,213          (1,124)
Adjustments to net assets allocated to
  contracts in payment period                          (1,413)           --           (307)         (1,527)             --
Contract charges                                     (156,921)         (522)        (5,818)         (9,963)         (7,500)
Contract terminations:
    Surrender benefits                             (4,019,194)     (342,834)      (876,113)     (1,262,888)     (1,180,238)
    Death benefits                                   (639,707)      (26,104)       (94,794)       (216,178)       (126,719)
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      8,505,895      (964,926)    (3,129,112)     (6,547,954)     (5,052,189)
--------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                    91,829,452     2,847,752     20,979,401      23,236,906      21,073,830
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $ 62,464,655   $   889,618   $  9,254,414     $ 9,000,222     $10,292,324
--------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year             46,042,326     1,970,189     11,214,780      11,942,128      10,935,908
Contract purchase payments                          9,729,390        17,737        569,704         408,851         665,306
Net transfers(1)                                    5,686,447      (535,670)    (2,027,786)     (3,151,725)     (2,548,422)
Transfers for policy loans                             (7,058)         (100)        (1,526)         (3,191)           (215)
Contract charges                                     (125,925)         (483)        (3,966)         (6,727)         (4,732)
Contract terminations:
    Surrender benefits                             (2,177,339)     (314,912)      (566,745)       (737,525)       (658,604)
    Death benefits                                   (375,154)      (30,289)       (71,722)       (139,924)        (81,932)
--------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                   58,772,687     1,106,472      9,112,739       8,311,887       8,307,309
--------------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



                         RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    51

STATEMENTS OF CHANGES IN NET ASSETS



                                                 FTVIPT         GS VIT          GS VIT          GS VIT      JANUS ASPEN
                                             MUTUAL SHARES   MID CAP VAL,   STRUCTD SM CAP   STRUCTD U.S.   ENTERPRISE,
YEAR ENDED DEC. 31, 2008 (CONTINUED)           SEC, CL 2         INST          EQ, INST        EQ, INST         SERV
 OPERATIONS
Investment income (loss) -- net               $    475,471   $       (986)     $  (1,217)     $    79,547    $   (8,528)
Net realized gain (loss) on sales of
  investments                                     (445,350)    (2,902,133)       (48,541)        (581,588)      (11,531)
Distributions from capital gains                   967,834         47,112            685          110,609        63,686
Net change in unrealized appreciation or
  depreciation of investments                  (11,321,985)    (9,602,633)      (129,569)      (5,623,523)     (595,074)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                    (10,324,030)   (12,458,640)      (178,642)      (6,014,955)     (551,447)
-----------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                       1,042,581        653,349         11,223          365,183        27,070
Net transfers(1)                                (5,071,355)   (10,382,364)       (89,866)      (3,192,590)      (48,672)
Transfers for policy loans                          (1,463)         3,585             --            2,272        (1,574)
Adjustments to net assets allocated to
  contracts in payment period                           --         (2,601)            --             (548)         (900)
Contract charges                                   (13,163)       (21,538)          (197)         (21,910)         (584)
Contract terminations:
    Surrender benefits                          (1,201,555)    (2,834,829)      (129,834)        (763,508)      (90,018)
    Death benefits                                (148,791)      (369,249)            --          (69,898)       (6,720)
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                                  (5,393,746)   (12,953,647)      (208,674)      (3,680,999)     (121,398)
-----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                 31,126,943     42,946,028        686,045       18,569,700     1,282,772
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                     $ 15,409,167   $ 17,533,741      $ 298,729      $ 8,873,746    $  609,927
-----------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year          20,731,193     18,019,656        505,500       17,064,889     1,811,970
Contract purchase payments                         952,801        317,893         11,499          376,273        49,033
Net transfers(1)                                (3,904,614)    (4,960,110)       (76,346)      (3,463,257)     (145,134)
Transfers for policy loans                          (3,493)         1,731             --            2,506         3,290
Contract charges                                   (10,931)       (11,532)          (175)         (27,506)       (1,142)
Contract terminations:
    Surrender benefits                            (926,502)    (1,448,703)      (103,550)        (788,869)     (154,789)
    Death benefits                                (101,711)      (194,024)            --          (77,403)      (16,991)
-----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                16,736,743     11,724,911        336,928       13,086,633     1,546,237
-----------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



 52    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS



                                              JANUS ASPEN    JANUS ASPEN    JANUS ASPEN    LM CB VAR          MFS
                                                 GLOBAL        JANUS,        OVERSEAS,    SM CAP GRO,   INV GRO STOCK,
YEAR ENDED DEC. 31, 2008 (CONTINUED)           TECH, SERV       SERV           SERV           CL I          SERV CL
 OPERATIONS
Investment income (loss) -- net                $   (8,412)  $   (161,974)  $     39,697    $  (3,747)     $   (34,111)
Net realized gain (loss) on sales of
  investments                                     (35,349)      (638,998)       720,474      (52,386)          35,234
Distributions from capital gains                       --             --      2,327,242       14,307          307,331
Net change in unrealized appreciation or
  depreciation of investments                    (587,722)   (25,930,432)   (12,187,049)    (179,501)      (3,035,470)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                      (631,483)   (26,731,404)    (9,099,636)    (221,327)      (2,727,016)
----------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                         24,399     17,056,633        206,278      123,566          221,026
Net transfers(1)                                  (23,626)    11,109,115     (1,822,634)     (55,962)        (702,006)
Transfers for policy loans                         (1,057)       (12,321)        (9,508)          --            2,943
Adjustments to net assets allocated to
  contracts in payment period                          --             --             --           --               --
Contract charges                                     (464)      (252,581)        (5,290)         (90)          (3,182)
Contract terminations:
    Surrender benefits                            (74,141)      (849,577)    (1,052,366)      (6,060)        (566,004)
    Death benefits                                   (882)      (284,599)       (68,919)     (10,467)        (120,558)
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                                    (75,771)    26,766,670     (2,752,439)      50,987       (1,167,781)
----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                 1,393,389     51,993,239     19,104,464      480,126        8,181,471
----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                      $  686,135   $ 52,028,505   $  7,252,389    $ 309,786      $ 4,286,674
----------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year          2,510,673     49,112,666     10,020,974      471,475       10,490,418
Contract purchase payments                         58,933     19,819,508        139,419      133,783          296,923
Net transfers(1)                                 (172,829)    15,274,940     (1,340,736)     (69,583)      (1,002,616)
Transfers for policy loans                         (1,152)       (14,751)        (4,100)          --            4,805
Contract charges                                   (1,128)      (303,507)        (3,546)        (108)          (4,784)
Contract terminations:
    Surrender benefits                           (156,244)    (1,044,253)      (626,622)      (6,471)        (882,289)
    Death benefits                                 (1,820)      (338,060)       (58,418)     (11,303)        (160,919)
----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                2,236,433     82,506,543      8,126,971      517,793        8,741,538
----------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



                         RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    53

STATEMENTS OF CHANGES IN NET ASSETS



                                                     MFS           MFS          NB AMT          NB AMT          OPPEN
                                                   NEW DIS,     UTILITIES,      INTL,      SOC RESPONSIVE,    GLOBAL SEC
YEAR ENDED DEC. 31, 2008 (CONTINUED)               SERV CL       SERV CL         CL S            CL S          VA, SERV
 OPERATIONS
Investment income (loss) -- net                  $   (38,664)  $    72,042   $  (171,745)     $   2,587      $    40,188
Net realized gain (loss) on sales of
  investments                                       (225,373)     (596,273)   (1,130,982)       (10,539)        (634,763)
Distributions from capital gains                     977,589     2,595,280            --         21,978          665,443
Net change in unrealized appreciation or
  depreciation of investments                     (2,841,439)   (9,241,306)   (7,370,608)      (151,290)      (4,704,725)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                 (2,127,887)   (7,170,257)   (8,673,335)      (137,264)      (4,633,857)
------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                           112,380     1,145,689     5,192,728         17,266          826,391
Net transfers(1)                                    (647,198)   (1,691,836)   (1,940,573)        (6,988)      (1,674,125)
Transfers for policy loans                             4,845          (252)       (5,038)            --              379
Adjustments to net assets allocated to
  contracts in payment period                             --        16,317            --             --               --
Contract charges                                      (2,106)       (8,019)      (82,750)          (113)          (4,238)
Contract terminations:
    Surrender benefits                              (444,161)     (927,499)     (282,580)        (8,992)        (410,052)
    Death benefits                                   (35,067)     (119,881)      (87,744)            --         (141,045)
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions    (1,011,307)   (1,585,481)    2,794,043          1,173       (1,402,690)
------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                    6,046,438    18,508,380    20,384,941        342,205       12,036,668
------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $ 2,907,244   $ 9,752,642   $14,505,649      $ 206,114      $ 6,000,121
------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year             6,207,065     8,562,149    17,665,397        274,700        8,438,741
Contract purchase payments                           139,343       771,949     5,338,640         16,053          747,122
Net transfers(1)                                    (763,927)   (1,301,035)    1,120,623         (3,363)      (1,528,642)
Transfers for policy loans                            10,932           (95)       (6,367)            --              311
Contract charges                                      (2,608)       (4,791)      (92,440)          (130)          (3,727)
Contract terminations:
    Surrender benefits                              (527,287)     (436,537)     (330,504)       (11,262)        (346,402)
    Death benefits                                   (55,316)      (86,646)      (92,641)            --         (110,168)
------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                   5,008,202     7,504,994    23,602,708        275,998        7,197,235
------------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



 54    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS



                                               OPPEN             OPPEN           OPPEN          PIMCO             PUT VT
                                          MAIN ST SM CAP   GLOBAL STRATEGIC       VAL      VIT ALL ASSET,   GLOBAL HLTH CARE,
YEAR ENDED DEC. 31, 2008 (CONTINUED)         VA, SERV        INC VA, SERV      VA, SERV      ADVISOR CL           CL IB
 OPERATIONS
Investment income (loss) -- net             $   (21,513)     $  4,682,108     $     (536)   $  3,701,558        $  (18,972)
Net realized gain (loss) on sales of
  investments                                  (362,036)       (1,158,782)       (18,923)       (410,993)           17,773
Distributions from capital gains                216,450         1,418,872             --         228,393            20,861
Net change in unrealized appreciation or
  depreciation of investments                (1,352,386)      (27,908,166)      (480,495)    (16,306,836)         (451,074)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                  (1,519,485)      (22,965,968)      (499,954)    (12,787,878)         (431,412)
-----------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                      193,832        27,009,123        363,533      19,479,955            67,245
Net transfers(1)                               (955,867)          (75,099)       193,354       7,197,389          (298,958)
Transfers for policy loans                       (2,013)          (31,440)            --         (12,909)            1,434
Adjustments to net assets allocated to
  contracts in payment period                        --            17,309             --              --                --
Contract charges                                 (1,464)         (368,689)          (150)       (287,424)           (1,281)
Contract terminations:
    Surrender benefits                         (180,666)       (5,397,158)       (17,586)     (1,617,276)         (160,824)
    Death benefits                              (50,756)         (974,997)       (15,515)       (357,421)               --
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                                 (996,934)       20,179,049        523,636      24,402,314          (392,384)
-----------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year               4,670,609       125,150,093        759,164      57,981,525         2,612,114
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                   $ 2,154,190      $122,363,174     $  782,846    $ 69,595,961        $1,788,318
-----------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year        3,794,346       106,203,597        677,717      51,814,821         2,312,693
Contract purchase payments                      195,341        24,102,714        359,039      18,366,282            61,138
Net transfers(1)                               (906,055)       (1,486,468)       206,152       6,660,799          (293,432)
Transfers for policy loans                       (1,716)          (27,846)            --         (12,529)            1,414
Contract charges                                 (1,462)         (331,285)          (168)       (276,748)           (1,176)
Contract terminations:
    Surrender benefits                         (174,636)       (4,717,764)       (19,697)     (1,549,056)         (149,970)
    Death benefits                              (44,881)         (869,906)       (15,123)       (344,556)               --
-----------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year              2,860,937       122,873,042      1,207,920      74,659,013         1,930,667
-----------------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



                         RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    55

STATEMENTS OF CHANGES IN NET ASSETS



                                                       PUT VT        PUT VT       PUT VT        ROYCE          DISC
                                                      INTL EQ,      NEW OPP,      VISTA,      MICRO-CAP,   ASSET ALLOC,
PERIOD ENDED DEC. 31, 2008 (CONTINUED)                 CL IB         CL IA         CL IB      INVEST CL       AGGR(2)
 OPERATIONS
Investment income (loss) -- net                     $    75,287   $   (84,131)  $  (14,501)  $    23,106      $   (23)
Net realized gain (loss) on sales of investments       (115,539)   (1,032,759)     (48,275)       36,966         (600)
Distributions from capital gains                        917,480            --           --       174,706           --
Net change in unrealized appreciation or
  depreciation of investments                        (3,708,368)   (3,063,668)    (903,370)   (1,297,654)        (981)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                    (2,831,140)   (4,180,558)    (966,146)   (1,062,876)      (1,604)
-----------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                              107,748       230,402       34,945        28,531       10,814
Net transfers(1)                                     (1,596,747)     (675,550)    (212,443)     (560,436)       2,696
Transfers for policy loans                                1,519        35,199        3,973           286           --
Adjustments to net assets allocated to contracts
  in payment period                                        (412)       (2,116)          --            --           --
Contract charges                                         (2,698)       (9,467)      (1,172)         (733)          (1)
Contract terminations:
    Surrender benefits                                 (331,209)   (2,365,978)    (258,885)     (519,767)        (276)
    Death benefits                                      (29,182)      (69,943)     (18,603)      (25,918)          --
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions       (1,850,981)   (2,857,453)    (452,185)   (1,078,037)      13,233
-----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                       7,588,052    12,707,018    2,436,289     3,184,972           --
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                           $ 2,905,931   $ 5,669,007   $1,017,958   $ 1,044,059      $11,629
-----------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                4,259,930     8,906,269    3,608,780     1,269,730           --
Contract purchase payments                               73,940       194,034       63,780        15,364       13,517
Net transfers(1)                                     (1,146,864)     (596,325)    (382,518)     (277,832)       2,507
Transfers for policy loans                                1,616        31,392        7,863           199           --
Contract charges                                         (1,881)       (8,085)      (2,327)         (370)          (1)
Contract terminations:
    Surrender benefits                                 (227,096)   (1,908,322)    (469,075)     (248,523)        (437)
    Death benefits                                      (25,793)      (65,322)     (50,372)      (18,209)          --
-----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                      2,933,852     6,553,641    2,776,131       740,359       15,586
-----------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



 56    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS



                                                   DISC           DISC           DISC            DISC          VP DAVIS
                                               ASSET ALLOC,   ASSET ALLOC,   ASSET ALLOC,    ASSET ALLOC,     NY VENTURE,
PERIOD ENDED DEC. 31, 2008 (CONTINUED)          CONSERV(2)       MOD(2)       MOD AGGR(2)   MOD CONSERV(2)       CL 3
 OPERATIONS
Investment income (loss) -- net                  $ (1,501)     $   (3,533)     $ (1,122)       $  (3,290)    $   (400,514)
Net realized gain (loss) on sales of
  investments                                     (10,653)        (58,481)      (49,347)         (75,568)        (209,793)
Distributions from capital gains                       --              --            --               --          346,310
Net change in unrealized appreciation or
  depreciation of investments                     (18,973)       (156,862)      (34,247)         (63,910)     (21,014,608)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                       (31,127)       (218,876)      (84,716)        (142,768)     (21,278,605)
-------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                         14,008         108,635       108,139          230,522       13,279,039
Net transfers(1)                                  633,946       1,046,736       195,261          633,876       11,190,404
Transfers for policy loans                             --              --            --               --          (11,266)
Adjustments to net assets allocated to
  contracts in payment period                          --              --            --               --               --
Contract charges                                      (98)           (154)          (28)            (156)        (203,885)
Contract terminations:
    Surrender benefits                            (61,411)        (33,719)      (31,737)          (1,814)        (888,661)
    Death benefits                                     --              --            --               --         (219,521)
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                                    586,445       1,121,498       271,635          862,428       23,146,110
-------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                        --              --            --               --       40,604,466
-------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $555,318      $  902,622      $186,919        $ 719,660     $ 42,471,971
-------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                 --              --            --               --       35,754,403
Contract purchase payments                         13,164         122,496       118,074          260,679       13,989,487
Net transfers(1)                                  721,564       1,109,647       170,399          646,527       13,096,906
Transfers for policy loans                             --              --            --               --          (12,652)
Contract charges                                     (121)           (174)          (33)            (189)        (224,787)
Contract terminations:
    Surrender benefits                            (73,089)        (43,178)      (34,483)          (1,602)        (976,271)
    Death benefits                                     --              --            --               --         (238,064)
-------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  661,518       1,188,791       253,957          905,415       61,389,022
-------------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



                         RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    57

STATEMENTS OF CHANGES IN NET ASSETS



                                                     VP GS        VP PTNRS        RVS VP        RVS VP         RVS VP
                                                 MID CAP VAL,    SM CAP VAL,       BAL,       CASH MGMT,      DIV BOND,
YEAR ENDED DEC. 31, 2008 (CONTINUED)                 CL 3           CL 3           CL 3          CL 3           CL 3
 OPERATIONS
Investment income (loss) -- net                    $  (4,779)   $   (459,371)  $  (126,442)  $    843,641   $ (1,272,772)
Net realized gain (loss) on sales of
  investments                                        (94,612)     (1,153,221)   (1,959,118)        (6,819)    (2,497,543)
Distributions from capital gains                       5,702       1,988,596     1,213,790             --             --
Net change in unrealized appreciation or
  depreciation of investments                       (123,622)    (20,140,344)   (4,137,193)       (14,591)   (14,107,964)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                   (217,311)    (19,764,340)   (5,008,963)       822,231    (17,878,279)
------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                            31,309      13,181,796       482,766     15,995,724     54,214,369
Net transfers(1)                                    (284,982)      4,195,735    (3,842,713)    14,310,399     (7,336,941)
Transfers for policy loans                               (73)         (3,232)       23,926        (65,292)       (16,308)
Adjustments to net assets allocated to
  contracts in payment period                           (133)             --       (25,157)        (2,023)        56,527
Contract charges                                        (285)       (215,918)      (11,840)       (29,577)      (771,577)
Contract terminations:
    Surrender benefits                               (35,546)     (1,488,608)   (3,229,899)   (13,811,111)   (11,289,276)
    Death benefits                                        --        (283,071)     (247,314)      (454,695)    (2,148,619)
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      (289,710)     15,386,702    (6,850,231)    15,943,425     32,708,175
------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                      871,842      54,344,796    21,090,344     57,513,023    203,508,420
------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $ 364,821    $ 49,967,158   $ 9,231,150   $ 74,278,679   $218,338,316
------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year               700,627      39,128,615    13,924,865     50,865,683    169,601,245
Contract purchase payments                            30,340      13,552,858       427,298     14,812,612     51,252,410
Net transfers(1)                                    (228,725)      4,886,960    (3,216,481)    12,245,598    (10,384,256)
Transfers for policy loans                              (158)         (5,152)       18,455        (61,969)       (17,007)
Contract charges                                        (288)       (198,492)       (9,045)       (26,016)      (693,080)
Contract terminations:
    Surrender benefits                               (34,128)     (1,075,110)   (2,254,682)   (11,876,494)    (8,961,074)
    Death benefits                                        --        (242,156)     (213,346)      (385,534)    (1,802,951)
------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                     467,668      56,047,523     8,677,064     65,573,880    198,995,287
------------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



 58    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS



                                                   RVS VP         RVS VP         RVS VP          RVS VP           RVS VP
                                                 DIV EQ INC,      DYN EQ,        GLOBAL     GLOBAL INFLATION     HI YIELD
YEAR ENDED DEC. 31, 2008 (CONTINUED)                CL 3           CL 3        BOND, CL 3    PROT SEC, CL 3     BOND, CL 3
 OPERATIONS
Investment income (loss) -- net                 $ (1,070,936)  $   (339,462)  $ 4,740,667      $   702,426     $   (227,473)
Net realized gain (loss) on sales of
  investments                                     (1,946,115)    (3,000,267)     (267,719)          93,548       (2,128,770)
Distributions from capital gains                  11,298,976      4,832,795        37,494               --               --
Net change in unrealized appreciation or
  depreciation of investments                    (72,793,624)   (22,881,367)   (6,410,619)      (1,601,571)      (7,051,110)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                      (64,511,699)   (21,388,301)   (1,900,177)        (805,597)      (9,407,353)
---------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                        22,315,141      1,250,575    17,808,878       11,505,485          828,234
Net transfers(1)                                  16,871,250     (5,516,296)   (5,034,981)      (2,778,426)      (9,633,376)
Transfers for policy loans                           (30,146)        81,886         3,744           (3,818)          11,375
Adjustments to net assets allocated to
  contracts in payment period                         69,588        (44,745)       (3,002)              --          (10,306)
Contract charges                                    (339,495)       (60,337)     (258,879)        (174,335)         (15,343)
Contract terminations:
    Surrender benefits                            (6,592,072)    (7,454,333)   (4,446,416)      (1,552,604)      (5,154,309)
    Death benefits                                  (882,018)      (479,228)     (646,186)        (373,189)        (864,932)
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions    31,412,248    (12,222,478)    7,423,158        6,623,113      (14,838,657)
---------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                  141,740,357     58,584,627    72,563,190       40,697,883       47,442,983
---------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                       $108,640,906   $ 24,973,848   $78,086,171      $46,515,399     $ 23,196,973
---------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year            85,687,056     49,136,188    55,580,376       37,080,717       33,276,557
Contract purchase payments                        22,172,592      1,321,272    15,992,307       10,474,272          691,898
Net transfers(1)                                  18,533,797     (6,346,911)   (5,629,826)      (2,876,906)      (7,488,797)
Transfers for policy loans                           (24,321)        76,533           310           (3,544)           8,571
Contract charges                                    (310,236)       (74,597)     (212,605)        (158,342)         (11,854)
Contract terminations:
    Surrender benefits                            (4,254,153)    (6,576,618)   (3,083,968)      (1,391,960)      (3,799,245)
    Death benefits                                  (705,197)      (490,442)     (494,041)        (337,869)        (657,177)
---------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                 121,099,538     37,045,425    62,152,553       42,786,368       22,019,953
---------------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



                         RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    59

STATEMENTS OF CHANGES IN NET ASSETS



                                                     RVS VP        RVS VP        RVS VP         RVS VP         RVS VP
                                                    INC OPP,      MID CAP        MID CAP       S&P 500,         SHORT
YEAR ENDED DEC. 31, 2008 (CONTINUED)                  CL 3       GRO, CL 3      VAL, CL 3        CL 3      DURATION, CL 3
 OPERATIONS
Investment income (loss) -- net                   $  (305,890)  $   (70,398)  $   (151,900)  $  (103,102)    $  (155,203)
Net realized gain (loss) on sales of investments     (890,672)     (342,281)      (855,329)     (148,658)        (83,980)
Distributions from capital gains                           --        51,275      3,639,051       575,679              --
Net change in unrealized appreciation or
  depreciation of investments                      (7,844,230)   (3,162,457)   (11,806,869)   (5,882,672)       (513,060)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                  (9,040,792)   (3,523,861)    (9,175,047)   (5,558,753)       (752,243)
-------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                         11,510,804       256,452      3,233,111       579,993         913,950
Net transfers(1)                                     (574,672)     (651,341)     1,919,122    (2,264,831)      1,893,777
Transfers for policy loans                             (6,930)       21,946         (3,705)          942           4,136
Adjustments to net assets allocated to contracts
  in payment period                                        --        (5,549)          (127)           --          73,358
Contract charges                                     (178,391)       (4,864)       (47,984)       (6,631)         (8,765)
Contract terminations:
    Surrender benefits                               (812,745)   (1,456,732)      (851,701)   (1,606,343)     (2,105,152)
    Death benefits                                   (193,455)      (27,863)       (63,164)     (181,565)       (470,639)
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      9,744,611    (1,867,951)     4,185,552    (3,478,435)        300,665
-------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                    37,322,008     9,112,993     18,289,912    17,325,279      21,830,021
-------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                         $38,025,827   $ 3,721,181   $ 13,300,417   $ 8,288,091     $21,378,443
-------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year             34,123,485     7,682,908     13,520,725    15,644,599      17,946,536
Contract purchase payments                         11,412,838       259,717      3,258,798       655,153         836,867
Net transfers(1)                                   (1,041,741)     (651,251)     2,449,910    (2,323,516)      1,754,093
Transfers for policy loans                             (7,077)       27,884         (3,398)        1,593           3,137
Contract charges                                     (177,262)       (5,040)       (47,990)       (7,339)         (7,391)
Contract terminations:
    Surrender benefits                               (802,254)   (1,555,767)      (704,535)   (1,645,056)     (1,751,982)
    Death benefits                                   (190,067)      (32,246)       (62,336)     (188,859)       (399,621)
-------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                   43,317,922     5,726,205     18,411,174    12,136,575      18,381,639
-------------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



 60    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS



                                                                     SEL         SEL VP         THDL           THDL
                                                       SEL VP     VP LG CAP      SM CAP        VP EMER       VP INTL
YEAR ENDED DEC. 31, 2008 (CONTINUED)                 GRO, CL 3    VAL, CL 3    VAL, CL 3     MKTS, CL 3     OPP, CL 3
 OPERATIONS
Investment income (loss) -- net                     $   (53,674)  $  (2,220)  $   (33,104)  $    (87,100)  $   201,319
Net realized gain (loss) on sales of investments       (583,001)    (77,288)     (724,630)      (186,765)      104,654
Distributions from capital gains                             --       8,640       503,027      6,077,638            --
Net change in unrealized appreciation or
  depreciation of investments                        (4,369,253)    (72,249)   (1,599,871)   (29,516,846)   (8,520,625)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                    (5,005,928)   (143,117)   (1,854,578)   (23,713,073)   (8,214,652)
----------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                              275,610      17,415       131,325      7,754,404       356,078
Net transfers(1)                                     (3,429,356)    (90,063)     (892,510)    10,947,737    (1,838,904)
Transfers for policy loans                                2,674          (1)        1,819         (4,275)       23,570
Adjustments to net assets allocated to contracts
  in payment period                                      (1,888)         --        (2,363)        (1,134)       22,098
Contract charges                                         (9,794)       (153)       (2,555)      (120,017)       (8,821)
Contract terminations:
    Surrender benefits                                 (804,617)    (38,368)     (383,169)    (1,334,033)   (3,902,688)
    Death benefits                                      (74,568)    (55,917)      (51,329)      (310,674)     (274,610)
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions       (4,041,939)   (167,087)   (1,198,782)    16,932,008    (5,623,277)
----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                      14,020,708     463,849     5,558,580     39,630,293    23,677,177
----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                           $ 4,972,841   $ 153,645   $ 2,505,220   $ 32,849,228   $ 9,839,248
----------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year               20,146,672     377,168     3,938,616     15,931,989    16,044,704
Contract purchase payments                              458,350      19,700       125,300      5,766,724       305,145
Net transfers(1)                                     (6,211,831)   (100,316)     (758,735)    10,724,066    (1,741,079)
Transfers for policy loans                               14,989         (69)        1,575         (3,916)       17,979
Contract charges                                        (18,882)       (164)       (2,213)       (82,060)       (7,580)
Contract terminations:
    Surrender benefits                               (1,283,877)    (38,406)     (307,855)      (603,886)   (2,974,652)
    Death benefits                                     (131,129)    (49,413)      (41,243)      (158,038)     (236,290)
----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                     12,974,292     208,500     2,955,445     31,574,879    11,408,227
----------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



                         RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    61

STATEMENTS OF CHANGES IN NET ASSETS



                                                                VANK LIT         VANK UIF         VANK UIF
                                                 THIRD AVE      COMSTOCK,    GLOBAL REAL EST,   MID CAP GRO,      WANGER
YEAR ENDED DEC. 31, 2008 (CONTINUED)                VAL           CL II            CL II            CL II          INTL
 OPERATIONS
Investment income (loss) -- net                 $    (2,432)  $    531,602      $   225,889      $    (3,682)  $     23,956
Net realized gain (loss) on sales of
  investments                                       (80,503)    (1,005,792)        (291,796)        (425,173)       403,932
Distributions from capital gains                    629,070      2,358,339          827,106          878,908      6,446,315
Net change in unrealized appreciation or
  depreciation of investments                    (2,617,866)   (22,254,122)      (8,865,418)      (2,235,466)   (32,575,487)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                      (2,071,731)   (20,369,973)      (8,104,219)      (1,785,413)   (25,701,284)
---------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                           67,632     10,435,339        3,652,985          415,975      5,151,354
Net transfers(1)                                 (1,198,753)     4,772,657        8,751,193          173,817      1,268,187
Transfers for policy loans                              (86)        (8,197)          (5,018)           1,066         (5,070)
Adjustments to net assets allocated to
  contracts in payment period                            --             --               --               --           (942)
Contract charges                                     (1,114)      (187,180)         (55,543)          (2,235)       (81,120)
Contract terminations:
    Surrender benefits                             (671,542)    (1,242,520)        (295,055)        (147,582)    (2,859,517)
    Death benefits                                   (3,412)      (281,435)         (63,011)          (7,922)      (325,875)
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions   (1,807,275)    13,488,664       11,985,551          433,119      3,147,017
---------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                   5,966,839     47,415,142       10,937,815        3,216,331     55,688,278
---------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                       $ 2,087,833   $ 40,533,833      $14,819,147      $ 1,864,037   $ 33,134,011
---------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year            2,613,576     41,444,946        9,745,797        2,585,394     29,071,775
Contract purchase payments                           36,542     11,415,679        4,133,502          352,970      4,472,407
Net transfers(1)                                   (636,199)     5,209,657       10,525,574           62,406      2,875,565
Transfers for policy loans                               46         (9,847)          (5,493)           1,332         (6,604)
Contract charges                                       (593)      (209,094)         (66,770)          (2,380)       (66,762)
Contract terminations:
    Surrender benefits                             (373,603)    (1,298,359)        (350,695)        (163,178)    (1,626,695)
    Death benefits                                   (2,033)      (310,390)         (70,812)          (8,944)      (225,276)
---------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  1,637,736     56,242,592       23,911,103        2,827,600     34,494,410
---------------------------------------------------------------------------------------------------------------------------





See accompanying notes to financial statements.



 62    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS



                                                                     WF ADV        WF ADV        WF ADV        WF ADV
                                                      WANGER        VT INDEX         VT            VT            VT
YEAR ENDED DEC. 31, 2008 (CONTINUED)                    USA       ASSET ALLOC    INTL CORE        OPP        SM CAP GRO
 OPERATIONS
Investment income (loss) -- net                    $   (479,247)  $    88,811   $    19,162   $    30,688   $   (49,845)
Net realized gain (loss) on sales of investments       (785,802)     (202,765)     (102,083)     (119,828)     (553,429)
Distributions from capital gains                      6,699,021       487,484       340,347       652,656     1,565,150
Net change in unrealized appreciation or
  depreciation of investments                       (30,214,822)   (2,304,487)   (1,140,185)   (1,887,302)   (3,794,409)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                   (24,780,850)   (1,930,957)     (882,759)   (1,323,786)   (2,832,533)
-----------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                            5,798,410       127,741        33,120        82,948       499,062
Net transfers(1)                                     (6,159,557)     (665,299)     (290,569)     (265,625)   (1,263,953)
Transfers for policy loans                               (7,213)       (1,618)          670         1,057         2,691
Adjustments to net assets allocated to contracts
  in payment period                                      (2,897)           --        (1,447)           --            --
Contract charges                                        (90,273)       (4,251)         (450)       (1,319)       (2,686)
Contract terminations:
    Surrender benefits                               (3,361,744)     (738,054)     (164,733)      (86,979)     (248,474)
    Death benefits                                     (391,310)      (91,124)      (15,140)           --       (16,664)
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions       (4,214,584)   (1,372,605)     (438,549)     (269,918)   (1,030,024)
-----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                      65,943,012     7,108,606     2,248,606     3,445,475     7,400,165
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $ 36,947,578   $ 3,805,044   $   927,298   $ 1,851,771   $ 3,537,608
-----------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year               38,304,866     5,171,052     1,537,784     2,405,624     5,368,928
Contract purchase payments                            5,537,614       106,018        28,057        72,339       427,494
Net transfers(1)                                     (2,935,501)     (639,324)     (267,040)     (221,244)   (1,171,930)
Transfers for policy loans                               (8,644)       (2,606)          650           808         2,207
Contract charges                                        (77,768)       (3,535)         (388)       (1,088)       (2,403)
Contract terminations:
    Surrender benefits                               (2,089,483)     (597,956)     (152,518)      (69,585)     (210,941)
    Death benefits                                     (259,528)      (97,135)      (18,035)           --       (18,108)
-----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                     38,471,556     3,936,514     1,128,510     2,186,854     4,395,247
-----------------------------------------------------------------------------------------------------------------------





  (1) Includes transfer activity from (to) other divisions and transfers from
      (to) RiverSource Life of NY's fixed account.


  (2) For the period May 1, 2008 (commencement of operations) to Dec. 31, 2008.



See accompanying notes to financial statements.



                         RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    63

NOTES TO FINANCIAL STATEMENTS



1. ORGANIZATION



RiverSource of New York Variable Annuity Account (the Account) was established under New York law as a segregated asset account of RiverSource Life Insurance Co. of New York (RiverSource Life of NY). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940
Act) and exists in accordance with the rules and regulations of the New York State Insurance Department.



The Account is used as a funding vehicle for individual variable annuity contracts issued by RiverSource Life of NY. The following is a list of each variable annuity product funded through the Account.



RiverSource Retirement Advisor Variable Annuity(R) (RAVA)


RiverSource Retirement Advisor Advantage(R) Variable Annuity (RAVA Advantage)


RiverSource Retirement Advisor Select(R) Variable Annuity (RAVA Select)


RiverSource Retirement Advisor Advantage Plus(R) Variable Annuity (RAVA Advantage Plus)


RiverSource Retirement Advisor Select Plus(R) Variable Annuity (RAVA Select
Plus)


RiverSource Retirement Advisor 4 Advantage(R) Variable Annuity (RAVA 4
Advantage)


RiverSource Retirement Advisor 4 Select(R) Variable Annuity (RAVA 4 Select)


RiverSource Retirement Advisor 4 Access(R) Variable Annuity (RAVA 4 Access)


RiverSource(R) Flexible Portfolio Annuity (FPA)



The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund and the corresponding division name are provided below. Each division is comprised of subaccounts. Individual variable annuity accounts invest in subaccounts.



DIVISION                        FUND
------------------------------------------------------------------------------------------------------
Invesco VI Cap Appr, Ser I      Invesco V.I. Capital Appreciation Fund, Series I Shares
                                  (previously AIM V.I. Capital Appreciation Fund, Series I Shares)
Invesco VI Cap Appr, Ser II     Invesco V.I. Capital Appreciation Fund, Series II Shares
                                  (previously AIM V.I. Capital Appreciation Fund, Series II Shares)
Invesco VI Cap Dev, Ser I       Invesco V.I. Capital Development Fund, Series I Shares
                                  (previously AIM V.I. Capital Development Fund, Series I Shares)
Invesco VI Cap Dev, Ser II      Invesco V.I. Capital Development Fund, Series II Shares
                                  (previously AIM V.I. Capital Development Fund, Series II Shares)
Invesco VI Core Eq, Ser I       Invesco V.I. Core Equity Fund, Series I Shares
                                  (previously AIM V.I. Core Equity Fund, Series I Shares)
Invesco VI Dyn, Ser I           Invesco V.I. Dynamics Fund, Series I Shares
                                  (previously AIM V.I. Dynamics Fund, Series I Shares)
Invesco VI Fin Serv, Ser I      Invesco V.I. Financial Services Fund, Series I Shares
                                  (previously AIM V.I. Financial Services Fund, Series I Shares)
Invesco VI Fin Serv, Ser II     Invesco V.I. Financial Services Fund, Series II Shares
                                  (previously AIM V.I. Financial Services Fund, Series II Shares)
Invesco VI Global Hlth, Ser II  Invesco V.I. Global Health Care Fund, Series II Shares
                                  (previously AIM V.I. Global Health Care Fund, Series II Shares)
Invesco VI Intl Gro, Ser II     Invesco V.I. International Growth Fund, Series II Shares(1)
                                  (previously AIM V.I. International Growth Fund, Series II Shares)
Invesco VI Tech, Ser I          Invesco V.I. Technology Fund, Series I Shares
                                  (previously AIM V.I. Technology Fund, Series I Shares)
AB VPS Global Thematic Gro, Cl  AllianceBernstein VPS Global Thematic Growth Portfolio (Class B)
  B                               (previously AllianceBernstein VPS Global Technology Portfolio
                                  (Class B))
AB VPS Gro & Inc, Cl B          AllianceBernstein VPS Growth and Income Portfolio (Class B)
AB VPS Intl Val, Cl B           AllianceBernstein VPS International Value Portfolio (Class B)(2),(3)
AB VPS Lg Cap Gro, Cl B         AllianceBernstein VPS Large Cap Growth Portfolio (Class B)
AC VP Intl, Cl I                American Century VP International, Class I
AC VP Intl, Cl II               American Century VP International, Class II
AC VP Mid Cap Val, Cl II        American Century VP Mid Cap Value, Class II
AC VP Ultra, Cl II              American Century VP Ultra(R), Class II
AC VP Val, Cl I                 American Century VP Value, Class I(4)
AC VP Val, Cl II                American Century VP Value, Class II
Calvert VS Social Bal           Calvert Variable Series, Inc. VP SRI Social Balanced Portfolio
Col Hi Yield, VS Cl B           Columbia High Yield Fund, Variable Series, Class B
Col Marsico Gro, VS Cl A        Columbia Marsico Growth Fund, Variable Series, Class A
Col Marsico Intl Opp, VS Cl B   Columbia Marsico International Opportunities Fund, Variable Series,
                                  Class B
CS Commodity Return             Credit Suisse Trust - Commodity Return Strategy Portfolio
CS U.S. Eq Flex I               Credit Suisse Trust - U.S. Equity Flex I Portfolio(5)
Drey VIF Intl Eq, Serv          Dreyfus Variable Investment Fund International Equity Portfolio,
                                  Service Shares
------------------------------------------------------------------------------------------------------




 64    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

DIVISION                        FUND
------------------------------------------------------------------------------------------------------
EV VT Floating-Rate Inc         Eaton Vance VT Floating-Rate Income Fund
EG VA Fundamental Lg Cap, Cl 2  Evergreen VA Fundamental Large Cap Fund - Class 2
EG VA Intl Eq, Cl 2             Evergreen VA International Equity Fund - Class 2(6)
Fid VIP Contrafund, Serv Cl 2   Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2
Fid VIP Gro & Inc, Serv Cl      Fidelity(R) VIP Growth & Income Portfolio Service Class
Fid VIP Gro & Inc, Serv Cl 2    Fidelity(R) VIP Growth & Income Portfolio Service Class 2
Fid VIP Mid Cap, Serv Cl        Fidelity(R) VIP Mid Cap Portfolio Service Class
Fid VIP Mid Cap, Serv Cl 2      Fidelity(R) VIP Mid Cap Portfolio Service Class 2
Fid VIP Overseas, Serv Cl       Fidelity(R) VIP Overseas Portfolio Service Class
Fid VIP Overseas, Serv Cl 2     Fidelity(R) VIP Overseas Portfolio Service Class 2
FTVIPT Frank Global Real Est,   FTVIPT Franklin Global Real Estate Securities Fund - Class 2
  Cl 2
FTVIPT Frank Sm Cap Val, Cl 2   FTVIPT Franklin Small Cap Value Securities Fund - Class 2
FTVIPT Mutual Shares Sec, Cl 2  FTVIPT Mutual Shares Securities Fund - Class 2
GS VIT Mid Cap Val, Inst        Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares
GS VIT Structd Sm Cap Eq, Inst  Goldman Sachs VIT Structured Small Cap Equity Fund - Institutional
                                  Shares
GS VIT Structd U.S. Eq, Inst    Goldman Sachs VIT Structured U.S. Equity Fund - Institutional Shares
Janus Aspen Enterprise, Serv    Janus Aspen Series Enterprise Portfolio: Service Shares
Janus Aspen Global Tech, Serv   Janus Aspen Series Global Technology Portfolio: Service Shares
Janus Aspen Janus, Serv         Janus Aspen Series Janus Portfolio: Service Shares
Janus Aspen Overseas, Serv      Janus Aspen Series Overseas Portfolio: Service Shares
LM CB Var Sm Cap Gro, Cl I      Legg Mason ClearBridge Variable Small Cap Growth Portfolio, Class I
                                  (previously Legg Mason Partners Variable Small Cap Growth
                                  Portfolio, Class I)
MFS Inv Gro Stock, Serv Cl      MFS(R) Investors Growth Stock Series - Service Class
MFS New Dis, Serv Cl            MFS(R) New Discovery Series - Service Class
MFS Utilities, Serv Cl          MFS(R) Utilities Series - Service Class
NB AMT Intl, Cl S               Neuberger Berman Advisers Management Trust International Portfolio
                                  (Class S)
NB AMT Soc Responsive, Cl S     Neuberger Berman Advisers Management Trust Socially Responsive
                                  Portfolio (Class S)
Oppen Global Sec VA, Serv       Oppenheimer Global Securities Fund/VA, Service Shares
Oppen Main St Sm Cap VA, Serv   Oppenheimer Main Street Small Cap Fund/VA, Service Shares
Oppen Global Strategic Inc VA,  Oppenheimer Global Strategic Income Fund/VA, Service Shares
  Serv                            (previously Oppenheimer Strategic Bond Fund/VA, Service Shares)
Oppen Val VA, Serv              Oppenheimer Value Fund/VA, Service Shares
PIMCO VIT All Asset, Advisor    PIMCO VIT All Asset Portfolio, Advisor Share Class
  Cl
Put VT Global Hlth Care, Cl IB  Putnam VT Global Health Care Fund - Class IB Shares
Put VT Intl Eq, Cl IB           Putnam VT International Equity Fund - Class IB Shares
Put VT New Opp, Cl IA           Putnam VT New Opportunities Fund - Class IA Shares
Put VT Vista, Cl IB             Putnam VT Vista Fund - Class IB Shares
Royce Micro-Cap, Invest Cl      Royce Capital Fund - Micro-Cap Portfolio, Investment Class
Disc Asset Alloc, Aggr          RVST Disciplined Asset Allocation Portfolios - Aggressive
Disc Asset Alloc, Conserv       RVST Disciplined Asset Allocation Portfolios - Conservative
Disc Asset Alloc, Mod           RVST Disciplined Asset Allocation Portfolios - Moderate
Disc Asset Alloc, Mod Aggr      RVST Disciplined Asset Allocation Portfolios - Moderately Aggressive
Disc Asset Alloc, Mod Conserv   RVST Disciplined Asset Allocation Portfolios - Moderately Conservative
VP Davis NY Venture, Cl 3       RVST Variable Portfolio - Davis New York Venture Fund (Class 3)
                                  (previously RVST RiverSource Partners Variable Portfolio -
                                  Fundamental Value Fund)
VP GS Mid Cap Val, Cl 3         RVST Variable Portfolio - Goldman Sachs Mid Cap Value Fund (Class 3)
                                  (previously RVST RiverSource Partners Variable Portfolio - Select
                                  Value Fund)
VP Ptnrs Sm Cap Val, Cl 3       RVST Variable Portfolio - Partners Small Cap Value Fund (Class 3)
                                  (previously RVST RiverSource Partners Variable Portfolio - Small
                                  Cap Value Fund)
RVS VP Bal, Cl 3                RVST RiverSource Variable Portfolio - Balanced Fund (Class 3)(7)
RVS VP Cash Mgmt, Cl 3          RVST RiverSource Variable Portfolio - Cash Management Fund (Class 3)
RVS VP Div Bond, Cl 3           RVST RiverSource Variable Portfolio - Diversified Bond Fund (Class 3)
RVS VP Div Eq Inc, Cl 3         RVST RiverSource Variable Portfolio - Diversified Equity Income Fund
                                  (Class 3)(4),(8)
RVS VP Dyn Eq, Cl 3             RVST RiverSource Variable Portfolio - Dynamic Equity Fund (Class 3)
RVS VP Global Bond, Cl 3        RVST RiverSource Variable Portfolio - Global Bond Fund (Class 3)
RVS VP Global Inflation Prot    RVST RiverSource Variable Portfolio - Global Inflation Protected
  Sec, Cl 3                       Securities Fund (Class 3)
RVS VP Hi Yield Bond, Cl 3      RVST RiverSource Variable Portfolio - High Yield Bond Fund (Class 3)
RVS VP Inc Opp, Cl 3            RVST RiverSource Variable Portfolio - Income Opportunities Fund (Class
                                  3)
RVS VP Mid Cap Gro, Cl 3        RVST RiverSource Variable Portfolio - Mid Cap Growth Fund (Class 3)
RVS VP Mid Cap Val, Cl 3        RVST RiverSource Variable Portfolio - Mid Cap Value Fund (Class 3)
RVS VP S&P 500, Cl 3            RVST RiverSource Variable Portfolio - S&P 500 Index Fund (Class 3)
RVS VP Short Duration, Cl 3     RVST RiverSource Variable Portfolio - Short Duration U.S. Government
                                  Fund (Class 3)
Sel VP Gro, Cl 3                RVST Seligman Variable Portfolio - Growth Fund (Class 3)
Sel VP Lg Cap Val, Cl 3         RVST Seligman Variable Portfolio - Larger-Cap Value Fund (Class 3)
Sel VP Sm Cap Val, Cl 3         RVST Seligman Variable Portfolio - Smaller-Cap Value Fund (Class 3)
THDL VP Emer Mkts, Cl 3         RVST Threadneedle Variable Portfolio - Emerging Markets Fund (Class
                                  3)(9)
THDL VP Intl Opp, Cl 3          RVST Threadneedle Variable Portfolio - International Opportunity Fund
                                  (Class 3)
------------------------------------------------------------------------------------------------------




                         RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    65

DIVISION                        FUND
------------------------------------------------------------------------------------------------------
Third Ave Val                   Third Avenue Value Portfolio
VanK LIT Comstock, Cl II        Van Kampen Life Investment Trust Comstock Portfolio, Class II Shares
VanK UIF Global Real Est, Cl    Van Kampen's UIF Global Real Estate Portfolio, Class II Shares
  II
VanK UIF Mid Cap Gro, Cl II     Van Kampen's UIF Mid Cap Growth Portfolio, Class II Shares
Wanger Intl                     Wanger International
Wanger USA                      Wanger USA
WF Adv VT Index Asset Alloc     Wells Fargo Advantage VT Index Asset Allocation Fund
                                  (previously Wells Fargo Advantage VT Asset Allocation Fund)
WF Adv VT Intl Core             Wells Fargo Advantage VT International Core Fund
WF Adv VT Opp                   Wells Fargo Advantage VT Opportunity Fund
WF Adv VT Sm Cap Gro            Wells Fargo Advantage VT Small Cap Growth Fund
------------------------------------------------------------------------------------------------------






  (1) Effective Feb. 13, 2009, Putman VT International New Opportunities
      Fund - Class IB Shares was substituted with AIM V.I. International Growth Fund, Series II Shares.


  (2) Effective Feb. 13, 2009, Dreyfus Variable Investment Fund International Value Portfolio, Service Shares was substituted with AllianceBernstein VPS International Value Portfolio (Class B).



   (3) Effective Feb. 13, 2009, Lazard Retirement International Equity Portfolio
       - Service Shares was substituted with AllianceBernstein VPS International Value Portfolio (Class B).



   (4) Effective Feb. 13, 2009, for FPA only, American Century VP Value, Class I was substituted with RVST RiverSource Variable Portfolio - Diversified Equity Income Fund (Class 3).



   (5) Credit Suisse Trust - U.S. Equity Flex III Portfolio reorganized into Credit Suisse Trust - U.S. Equity Flex I Portfolio on Oct. 2, 2009.



   (6) Effective Feb. 13, 2009, FTVIPT Templeton Foreign Securities Fund - Class 2 was substituted with Evergreen VA International Equity Fund - Class 2.



   (7) Effective Feb. 13, 2009, MFS(R) Total Return Series - Service Class was substituted with RVST RiverSource Variable Portfolio - Balanced Fund (Class 3).



   (8) Effective Feb. 13, 2009, Pioneer Equity Income VCT Portfolio - Class II Shares was substituted with RVST RiverSource Variable
       Portfolio - Diversified Equity Income Fund (Class 3).



   (9) Effective Feb. 13, 2009, FTVIPT Templeton Developing Markets Securities Fund - Class 1 was substituted with RVST Threadneedle Variable Portfolio - Emerging Markets Fund (Class 3).



The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life of NY.



RiverSource Life of NY issues the contracts that are distributed by banks and financial institutions either directly or through a network of third-party marketers.



2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



INVESTMENTS IN THE FUNDS


Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.



Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division's share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.



The Account categorizes its fair value measurements according to a three-level hierarchy. This hierarchy prioritizes the inputs used by the Account to value investment securities. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:



     Level 1 - Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.



     Level 2 - Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.



     Level 3 - Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.



The Funds in the Accounts have been assigned a Level 2 hierarchy, which indicates that the Funds are not considered to be active as there are few daily net asset values released publicly. Investments in shares of the Funds are stated at fair value which is the net asset value per share as determined by the respective Funds.



VARIABLE PAYOUT


Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 5% unless the


 66    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT
annuitant elects otherwise, in which case the rate would be 3.5%, as regulated by the laws of the state. The mortality risk is fully borne by RiverSource Life of NY and may result in additional amounts being transferred into the variable annuity account by RiverSource Life of NY to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.



FEDERAL INCOME TAXES


RiverSource Life of NY is taxed as a life insurance company. The Account is treated as part of RiverSource Life of NY for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life of NY will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.



SUBSEQUENT EVENTS


Management has evaluated Account related events and transactions that occurred during the period from the date of the Statements of Assets and Liabilities through the date of issuance of the Account's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Account's financial statements.



USE OF ESTIMATES


The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.



3.  VARIABLE ACCOUNT EXPENSES



RiverSource Life of NY deducts a daily mortality and expense risk fee equal, on an annual basis, to the following percent of the average daily net assets of each subaccount.



PRODUCT                            MORTALITY AND EXPENSE RISK FEE
---------------------------------------------------------------------------------------------
RAVA                               0.75% to 0.95%
                                   (depending on the contract selected)
---------------------------------------------------------------------------------------------
RAVA Advantage                     0.75% to 0.95%
                                   (depending on the contract selected)
---------------------------------------------------------------------------------------------
RAVA Select                        1.00% to 1.20%
                                   (depending on the contract selected)
---------------------------------------------------------------------------------------------
RAVA Advantage Plus                0.55% to 0.95%
                                   (depending on the contract selected)
---------------------------------------------------------------------------------------------
RAVA Select Plus                   0.75% to 1.20%
                                   (depending on the contract selected)
---------------------------------------------------------------------------------------------
RAVA 4 Advantage                   0.85% to 1.05%
                                   (depending on the contract selected)
---------------------------------------------------------------------------------------------
RAVA 4 Select                      1.10% to 1.30%
                                   (depending on the contract selected)
---------------------------------------------------------------------------------------------
RAVA 4 Access                      1.25% to 1.45%
                                   (depending on the contract selected)
---------------------------------------------------------------------------------------------
FPA                                1.25%
---------------------------------------------------------------------------------------------






4.  CONTRACT CHARGES



RiverSource Life of NY deducts a contract administrative charge of $30 per year on the contract anniversary. This charge reimburses RiverSource Life of NY for expenses incurred in establishing and maintaining the annuity records. Certain products may waive this charge based upon the underlying contract value.



5.  SURRENDER CHARGES



RiverSource Life of NY may use a surrender charge to help it recover certain expenses related to the sale of the annuity. When applicable, a surrender charge will apply for a maximum number of years, as depicted in the surrender charge schedule included in the applicable product's prospectus. Such charges are not treated as a separate expense of the divisions as they are ultimately deducted from contract surrender benefits paid by RiverSource Life of NY. Charges by RiverSource Life of NY for surrenders are not identified on an individual division basis.



                         RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    67

6.  RELATED PARTY TRANSACTIONS



Management fees are paid indirectly to RiverSource Investments, LLC, an affiliate of RiverSource Life of NY, in its capacity as investment manager for the RiverSource Variable Series Trust (RVST) funds. The Fund's Investment Management Services Agreement provides for a fee at a percentage of each Fund's average daily net assets on a tiered schedule that ranges from 1.100% to 0.120%.



For certain RVST funds, the management fee may be adjusted upward or downward by a performance incentive adjustment (PIA). The adjustment is based on a comparison of the performance of each Fund to an index of similar funds up to a maximum percentage of each Fund's average daily net assets after deducting 0.50% from the performance difference. If the performance difference is less than 0.50%, the adjustment will be zero. For RVST funds with PIA, the maximum adjustment is 0.08% or 0.12%.



The Funds have a Transfer Agency and Servicing Agreement with RiverSource Service Corporation, an affiliate of RiverSource Life of NY. The fee under this agreement is uniform for all RVST funds at an annual rate of 0.06% of each Fund's average daily net assets.



The Funds have an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays the Distributor a fee at an annual rate of up to 0.125% of each Fund's average daily net assets.



RVST funds have an Administrative Services Agreement with Ameriprise Financial, Inc., the parent of RiverSource Life of NY, (Ameriprise Financial). Under this agreement, each Fund pays Ameriprise Financial a fee on a tiered schedule that ranges from 0.080% to 0.030% of each Fund's average daily net assets for administration and accounting services.



On Sept. 29, 2009, Ameriprise Financial entered into an agreement with Bank of America Corporation to buy a portion of the asset management business of Columbia Management Group, LLC, including Columbia Management Advisors, LLC and Columbia Wanger Asset Management, LLC (the "Transaction"). The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010. Certain divisions invest in Funds sponsored by Columbia Management Advisors, LLC and Columbia Wanger Asset Management, LLC.



In addition to the fees and expenses which each RVST fund bears directly, each Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and each Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by each Fund will vary.



7.  INVESTMENT TRANSACTIONS



The divisions' purchases of Funds' shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2009 were as follows:



DIVISION                                                                        PURCHASES
-------------------------------------------------------------------------------------------
Invesco VI Cap Appr, Ser I                                                      $    14,187
Invesco VI Cap Appr, Ser II                                                         526,243
Invesco VI Cap Dev, Ser I                                                            27,485
Invesco VI Cap Dev, Ser II                                                          168,630
Invesco VI Core Eq, Ser I                                                           433,506
Invesco VI Dyn, Ser I                                                                34,610
Invesco VI Fin Serv, Ser I                                                          699,600
Invesco VI Fin Serv, Ser II                                                         486,069
Invesco VI Global Hlth, Ser II                                                      779,620
Invesco VI Intl Gro, Ser II                                                      10,406,850
Invesco VI Tech, Ser I                                                              383,482
AB VPS Global Thematic Gro, Cl B                                                    655,366
AB VPS Gro & Inc, Cl B                                                              919,753
AB VPS Intl Val, Cl B                                                             8,629,877
AB VPS Lg Cap Gro, Cl B                                                             150,028
AC VP Intl, Cl I                                                                     37,044
AC VP Intl, Cl II                                                                   289,289
AC VP Mid Cap Val, Cl II                                                          3,777,646
AC VP Ultra, Cl II                                                                  574,649
AC VP Val, Cl I                                                                     247,829
AC VP Val, Cl II                                                                  2,845,442
Calvert VS Social Bal                                                               102,955
Col Hi Yield, VS Cl B                                                             1,333,168
Col Marsico Gro, VS Cl A                                                         35,497,740
-------------------------------------------------------------------------------------------



 68    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

DIVISION                                                                        PURCHASES
-------------------------------------------------------------------------------------------
Col Marsico Intl Opp, VS Cl B                                                   $   871,824
CS Commodity Return                                                               2,131,653
CS U.S. Eq Flex I                                                                   414,927
Drey VIF Intl Eq, Serv                                                               73,601
EV VT Floating-Rate Inc                                                          21,373,639
EG VA Fundamental Lg Cap, Cl 2                                                    1,257,369
EG VA Intl Eq, Cl 2                                                              42,437,063
Fid VIP Contrafund, Serv Cl 2                                                    11,563,814
Fid VIP Gro & Inc, Serv Cl                                                           97,237
Fid VIP Gro & Inc, Serv Cl 2                                                        678,581
Fid VIP Mid Cap, Serv Cl                                                            215,827
Fid VIP Mid Cap, Serv Cl 2                                                        6,774,202
Fid VIP Overseas, Serv Cl                                                            42,040
Fid VIP Overseas, Serv Cl 2                                                         916,009
FTVIPT Frank Global Real Est, Cl 2                                                1,598,169
FTVIPT Frank Sm Cap Val, Cl 2                                                     1,752,561
FTVIPT Mutual Shares Sec, Cl 2                                                    1,783,652
GS VIT Mid Cap Val, Inst                                                            906,886
GS VIT Structd Sm Cap Eq, Inst                                                       23,791
GS VIT Structd U.S. Eq, Inst                                                        576,118
Janus Aspen Enterprise, Serv                                                         25,781
Janus Aspen Global Tech, Serv                                                       301,559
Janus Aspen Janus, Serv                                                          27,697,914
Janus Aspen Overseas, Serv                                                        1,058,621
LM CB Var Sm Cap Gro, Cl I                                                          162,417
MFS Inv Gro Stock, Serv Cl                                                        1,030,525
MFS New Dis, Serv Cl                                                                434,898
MFS Utilities, Serv Cl                                                            2,159,223
NB AMT Intl, Cl S                                                                 4,619,309
NB AMT Soc Responsive, Cl S                                                          64,278
Oppen Global Sec VA, Serv                                                         1,195,256
Oppen Main St Sm Cap VA, Serv                                                       574,490
Oppen Global Strategic Inc VA, Serv                                              28,498,801
Oppen Val VA, Serv                                                                  227,046
PIMCO VIT All Asset, Advisor Cl                                                  25,959,258
Put VT Global Hlth Care, Cl IB                                                      355,034
Put VT Intl Eq, Cl IB                                                               188,354
Put VT New Opp, Cl IA                                                               104,498
Put VT Vista, Cl IB                                                                 128,062
Royce Micro-Cap, Invest Cl                                                          110,278
Disc Asset Alloc, Aggr                                                               71,340
Disc Asset Alloc, Conserv                                                           631,116
Disc Asset Alloc, Mod                                                             1,648,531
Disc Asset Alloc, Mod Aggr                                                          267,285
Disc Asset Alloc, Mod Conserv                                                     1,222,068
VP Davis NY Venture, Cl 3                                                        44,368,638
VP GS Mid Cap Val, Cl 3                                                             118,179
VP Ptnrs Sm Cap Val, Cl 3                                                        11,174,932
RVS VP Bal, Cl 3                                                                  3,727,016
RVS VP Cash Mgmt, Cl 3                                                           22,721,660
RVS VP Div Bond, Cl 3                                                            81,189,457
RVS VP Div Eq Inc, Cl 3                                                          40,713,106
RVS VP Dyn Eq, Cl 3                                                                 872,630
RVS VP Global Bond, Cl 3                                                         24,286,129
RVS VP Global Inflation Prot Sec, Cl 3                                           79,773,337
RVS VP Hi Yield Bond, Cl 3                                                        5,370,542
RVS VP Inc Opp, Cl 3                                                             50,059,549
RVS VP Mid Cap Gro, Cl 3                                                          1,450,256
RVS VP Mid Cap Val, Cl 3                                                          1,846,917
RVS VP S&P 500, Cl 3                                                                961,864
RVS VP Short Duration, Cl 3                                                       5,734,597
Sel VP Gro, Cl 3                                                                    408,841
Sel VP Lg Cap Val, Cl 3                                                             194,285
Sel VP Sm Cap Val, Cl 3                                                             304,862
THDL VP Emer Mkts, Cl 3                                                          11,989,454
THDL VP Intl Opp, Cl 3                                                            1,027,386
-------------------------------------------------------------------------------------------



                         RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    69

DIVISION                                                                        PURCHASES
-------------------------------------------------------------------------------------------
Third Ave Val                                                                   $   543,370
VanK LIT Comstock, Cl II                                                         10,852,164
VanK UIF Global Real Est, Cl II                                                   3,716,118
VanK UIF Mid Cap Gro, Cl II                                                         695,209
Wanger Intl                                                                      14,134,427
Wanger USA                                                                        5,541,017
WF Adv VT Index Asset Alloc                                                         336,237
WF Adv VT Intl Core                                                                  73,200
WF Adv VT Opp                                                                       267,472
WF Adv VT Sm Cap Gro                                                              1,573,378
-------------------------------------------------------------------------------------------






8.  ACCUMULATION UNIT VALUES, UNITS OUTSTANDING AND NET ASSETS




The following is a summary of accumulation unit values at Dec. 31, 2009:



                                           INVESCO VI        INVESCO VI        INVESCO VI        INVESCO VI        INVESCO VI
                                            CAP APPR,         CAP APPR,         CAP DEV,          CAP DEV,          CORE EQ,
SUBACCOUNT                                    SER I            SER II             SER I            SER II             SER I
                                        ----------------------------------------------------------------------------------------
0.55%                                         $  --             $0.89             $  --             $1.08             $  --
0.75%                                          0.53              0.85              1.06              1.19                --
0.85%                                            --              0.85                --              0.93                --
0.95%                                          0.52              0.84              1.04              1.17                --
1.00%                                            --              1.06                --              1.50                --
1.05%                                            --              0.85                --              0.93                --
1.10%                                            --              0.85                --              0.92                --
1.20%                                            --              1.05                --              1.47                --
1.25%                                            --                --                --                --                --
1.25%                                            --              0.84                --              0.92              1.71
1.30%                                            --              0.84                --              0.92                --
1.45%                                            --              0.84                --              0.91                --
--------------------------------------------------------------------------------------------------------------------------------


                                           INVESCO VI        INVESCO VI        INVESCO VI        INVESCO VI        INVESCO VI
                                              DYN,            FIN SERV,         FIN SERV,       GLOBAL HLTH,        INTL GRO,
SUBACCOUNT                                    SER I             SER I            SER II            SER II            SER II
                                        ----------------------------------------------------------------------------------------
0.55%                                         $  --             $0.50             $  --             $1.02             $1.25
0.75%                                          1.03              0.54                --              1.01              1.24
0.85%                                            --                --              0.45              1.07              1.09
0.95%                                          1.01              0.53                --              1.01              1.23
1.00%                                          1.47              0.63                --              1.00              1.23
1.05%                                            --                --              0.45              1.06              1.08
1.10%                                            --                --              0.44              1.06              1.08
1.20%                                          1.45              0.61                --              1.00              1.22
1.25%                                            --                --                --                --                --
1.25%                                            --                --              0.44              1.05              1.08
1.30%                                            --                --              0.44              1.05              1.07
1.45%                                            --                --              0.44              1.04              1.07
--------------------------------------------------------------------------------------------------------------------------------





 70    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

                                           INVESCO VI          AB VPS            AB VPS            AB VPS            AB VPS
                                              TECH,        GLOBAL THEMATIC     GRO & INC,         INTL VAL,        LG CAP GRO,
SUBACCOUNT                                    SER I           GRO, CL B           CL B              CL B              CL B
                                        ----------------------------------------------------------------------------------------
0.55%                                         $1.07             $1.08             $0.92             $1.07             $  --
0.75%                                          0.73              1.07              0.95              1.63                --
0.85%                                            --              1.16              0.85              0.79              1.04
0.95%                                          0.72              1.07              0.93              1.61                --
1.00%                                          1.38              1.06              1.19              1.78                --
1.05%                                            --              1.15              0.85              0.79              1.04
1.10%                                            --              1.15              0.85              0.79              1.04
1.20%                                          1.36              1.05              1.17              1.76                --
1.25%                                            --                --                --                --                --
1.25%                                            --              1.15              0.84              0.78              1.03
1.30%                                            --              1.14              0.84              0.78              1.03
1.45%                                            --              1.14              0.84              0.78              1.02
--------------------------------------------------------------------------------------------------------------------------------


                                              AC VP             AC VP             AC VP             AC VP             AC VP
                                              INTL,             INTL,         MID CAP VAL,         ULTRA,             VAL,
SUBACCOUNT                                    CL I              CL II             CL II             CL II             CL I
                                        ----------------------------------------------------------------------------------------
0.55%                                         $  --             $1.26             $0.88             $0.93             $  --
0.75%                                          0.88              1.22              0.87              0.92              1.59
0.85%                                            --                --              1.09              1.01                --
0.95%                                          0.86              1.20              0.87              0.91              1.56
1.00%                                            --              1.60              0.87              0.91                --
1.05%                                            --                --              1.08              1.00                --
1.10%                                            --                --              1.08              1.00                --
1.20%                                            --              1.56              0.86              0.90                --
1.25%                                            --                --                --                --                --
1.25%                                            --                --              1.07              1.00                --
1.30%                                            --                --              1.07              0.99                --
1.45%                                            --                --              1.06              0.99                --
--------------------------------------------------------------------------------------------------------------------------------


                                              AC VP            CALVERT             COL               COL           COL MARSICO
                                              VAL,               VS             HI YIELD,       MARSICO GRO,        INTL OPP,
SUBACCOUNT                                    CL II          SOCIAL BAL          VS CL B           VS CL A           VS CL B
                                        ----------------------------------------------------------------------------------------
0.55%                                         $1.04             $1.01             $1.16             $0.91             $0.89
0.75%                                          1.29              0.93              1.15              0.90              0.89
0.85%                                          0.94                --              1.16              0.98              1.00
0.95%                                          1.27              0.91              1.15              0.89              0.88
1.00%                                          1.40              1.17              1.14              0.89              0.88
1.05%                                          0.94                --              1.15              0.98              0.99
1.10%                                          0.93                --              1.15              0.97              0.99
1.20%                                          1.38              1.15              1.14              0.89              0.87
1.25%                                            --                --                --                --                --
1.25%                                          0.93                --              1.14              0.97              0.99
1.30%                                          0.93                --              1.14              0.97              0.98
1.45%                                          0.92                --              1.13              0.96              0.98
--------------------------------------------------------------------------------------------------------------------------------





                         RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    71

                                               CS                CS             DREY VIF            EV VT             EG VA
                                            COMMODITY          U.S. EQ          INTL EQ,        FLOATING-RATE      FUNDAMENTAL
SUBACCOUNT                                   RETURN            FLEX I             SERV               INC          LG CAP, CL 2
                                        ----------------------------------------------------------------------------------------
0.55%                                         $0.89             $  --             $  --             $1.08             $  --
0.75%                                          0.88              1.09                --              1.08              1.08
0.85%                                          0.90                --              0.95              1.07              1.09
0.95%                                          0.88              1.08                --              1.07              1.06
1.00%                                          0.87                --                --              1.07              1.41
1.05%                                          0.89                --              0.95              1.06              1.08
1.10%                                          0.89                --              0.95              1.06              1.08
1.20%                                          0.87                --                --              1.06              1.37
1.25%                                            --                --                --                --                --
1.25%                                          0.89              0.98              0.94              1.05              1.07
1.30%                                          0.88                --              0.94              1.05              1.07
1.45%                                          0.88                --              0.93              1.05              1.07
--------------------------------------------------------------------------------------------------------------------------------


                                              EG VA            FID VIP           FID VIP           FID VIP           FID VIP
                                            INTL EQ,         CONTRAFUND,       GRO & INC,        GRO & INC,         MID CAP,
SUBACCOUNT                                    CL 2            SERV CL 2          SERV CL          SERV CL 2          SERV CL
                                        ----------------------------------------------------------------------------------------
0.55%                                         $1.13             $0.93             $  --             $0.98             $  --
0.75%                                          1.12              0.92              0.89              1.02              1.83
0.85%                                          0.88              0.99                --                --                --
0.95%                                          1.11              0.91              0.87              1.00              1.80
1.00%                                          1.10              0.91                --              1.17                --
1.05%                                          0.87              0.99                --                --                --
1.10%                                          0.87              0.98                --                --                --
1.20%                                          1.09              0.90                --              1.16                --
1.25%                                            --                --                --                --                --
1.25%                                          0.87              0.98                --                --                --
1.30%                                          0.87              0.98                --                --                --
1.45%                                          0.86              0.97                --                --                --
--------------------------------------------------------------------------------------------------------------------------------


                                             FID VIP           FID VIP           FID VIP        FTVIPT FRANK      FTVIPT FRANK
                                            MID CAP,          OVERSEAS,         OVERSEAS,     GLOBAL REAL EST,     SM CAP VAL,
SUBACCOUNT                                  SERV CL 2          SERV CL          SERV CL 2           CL 2              CL 2
                                        ----------------------------------------------------------------------------------------
0.55%                                         $1.33             $  --             $1.19             $0.76             $1.09
0.75%                                          1.96              1.02              1.33              1.42              1.84
0.85%                                          1.06                --              0.94              0.65              0.94
0.95%                                          1.93              1.00              1.31              1.39              1.81
1.00%                                          2.07                --              1.65              1.26              1.64
1.05%                                          1.06                --              0.93              0.64              0.93
1.10%                                          1.05                --              0.93              0.64              0.93
1.20%                                          2.04                --              1.63              1.24              1.61
1.25%                                            --                --                --                --                --
1.25%                                          1.05                --              0.93              0.64              0.93
1.30%                                          1.05                --              0.93              0.64              0.93
1.45%                                          1.04                --              0.92              0.63              0.92
--------------------------------------------------------------------------------------------------------------------------------





 72    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

                                             FTVIPT            GS VIT            GS VIT            GS VIT          JANUS ASPEN
                                          MUTUAL SHARES     MID CAP VAL,     STRUCTD SM CAP     STRUCTD U.S.       ENTERPRISE,
SUBACCOUNT                                  SEC, CL 2           INST            EQ, INST          EQ, INST            SERV
                                        ----------------------------------------------------------------------------------------
0.55%                                         $1.09             $1.15             $  --             $0.90             $  --
0.75%                                          1.21              2.03              1.14              0.78              0.57
0.85%                                          0.91                --                --              0.83                --
0.95%                                          1.19              2.00              1.12              0.77              0.56
1.00%                                          1.40              1.67                --              1.18                --
1.05%                                          0.90                --                --              0.82                --
1.10%                                          0.90                --                --              0.82                --
1.20%                                          1.38              1.65                --              1.16                --
1.25%                                            --                --                --                --                --
1.25%                                          0.90                --                --              0.81                --
1.30%                                          0.90                --                --              0.81                --
1.45%                                          0.89                --                --              0.81                --
--------------------------------------------------------------------------------------------------------------------------------


                                           JANUS ASPEN       JANUS ASPEN       JANUS ASPEN        LM CB VAR            MFS
                                             GLOBAL            JANUS,           OVERSEAS,        SM CAP GRO,     INV GRO STOCK,
SUBACCOUNT                                 TECH, SERV           SERV              SERV              CL I             SERV CL
                                        ----------------------------------------------------------------------------------------
0.55%                                         $  --             $0.86             $  --             $0.85             $1.10
0.75%                                          0.46              0.85              1.56              0.85              0.64
0.85%                                            --              0.85                --              0.85              1.07
0.95%                                          0.45              0.85              1.53              0.85              0.63
1.00%                                          1.64              0.85              3.09              0.84              1.26
1.05%                                            --              0.85                --              0.84              1.07
1.10%                                            --              0.85                --              0.84              1.06
1.20%                                          1.61              0.84              3.04              0.84              1.24
1.25%                                            --                --                --                --                --
1.25%                                            --              0.84                --              0.84              1.06
1.30%                                            --              0.84                --              0.84              1.06
1.45%                                            --              0.84                --              0.83              1.05
--------------------------------------------------------------------------------------------------------------------------------


                                               MFS               MFS             NB AMT            NB AMT             OPPEN
                                            NEW DIS,         UTILITIES,           INTL,        SOC RESPONSIVE,     GLOBAL SEC
SUBACCOUNT                                   SERV CL           SERV CL            CL S              CL S            VA, SERV
                                        ----------------------------------------------------------------------------------------
0.55%                                         $1.21             $1.66             $0.76             $  --             $1.23
0.75%                                          0.92              1.83              0.76                --              1.22
0.85%                                            --              1.24              0.86              0.97              1.02
0.95%                                          0.90              1.80              0.75                --              1.21
1.00%                                          1.50              2.63              0.75                --              1.20
1.05%                                            --              1.23              0.85              0.97              1.01
1.10%                                            --              1.23              0.85              0.97              1.01
1.20%                                          1.48              2.66              0.75                --              1.19
1.25%                                            --                --                --                --                --
1.25%                                            --              1.22              0.85              0.96              1.00
1.30%                                            --              1.22              0.85              0.96              1.00
1.45%                                            --              1.22              0.84              0.95              1.00
--------------------------------------------------------------------------------------------------------------------------------





                         RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    73

                                                                                                                     PUT VT
                                              OPPEN             OPPEN             OPPEN             PIMCO          GLOBAL HLTH
                                         MAIN ST SM CAP   GLOBAL STRATEGIC         VAL         VIT ALL ASSET,         CARE,
SUBACCOUNT                                  VA, SERV        INC VA, SERV        VA, SERV         ADVISOR CL           CL IB
                                        ----------------------------------------------------------------------------------------
0.55%                                         $1.07             $1.21             $  --             $1.13             $1.22
0.75%                                          1.06              1.20                --              1.13              1.13
0.85%                                          0.94              1.15              0.85              1.13                --
0.95%                                          1.05              1.19                --              1.12              1.11
1.00%                                          1.05              1.19                --              1.12              1.36
1.05%                                          0.93              1.14              0.85              1.12                --
1.10%                                          0.93              1.14              0.85              1.12                --
1.20%                                          1.04              1.17                --              1.11              1.34
1.25%                                            --                --                --                --                --
1.25%                                          0.93              1.13              0.84              1.11                --
1.30%                                          0.92              1.13              0.84              1.11                --
1.45%                                          0.92              1.12              0.84              1.10                --
--------------------------------------------------------------------------------------------------------------------------------


                                             PUT VT            PUT VT            PUT VT             ROYCE             DISC
                                            INTL EQ,          NEW OPP,           VISTA,          MICRO-CAP,       ASSET ALLOC,
SUBACCOUNT                                    CL IB             CL IA             CL IB           INVEST CL           AGGR
                                        ----------------------------------------------------------------------------------------
0.55%                                         $1.11             $  --             $0.96             $  --             $0.87
0.75%                                          1.21                --              0.50              2.23              0.87
0.85%                                            --                --                --                --              0.87
0.95%                                          1.19                --              0.49              2.19              0.87
1.00%                                          1.50                --              1.28                --              0.87
1.05%                                            --                --                --                --              0.87
1.10%                                            --                --                --                --              0.87
1.20%                                          1.48                --              1.26                --              0.86
1.25%                                            --                --                --                --                --
1.25%                                            --              1.13                --                --              0.86
1.30%                                            --                --                --                --              0.86
1.45%                                            --                --                --                --              0.86
--------------------------------------------------------------------------------------------------------------------------------


                                              DISC              DISC              DISC              DISC            VP DAVIS
                                          ASSET ALLOC,      ASSET ALLOC,      ASSET ALLOC,      ASSET ALLOC,       NY VENTURE,
SUBACCOUNT                                   CONSERV             MOD            MOD AGGR         MOD CONSERV          CL 3
                                        ----------------------------------------------------------------------------------------
0.55%                                         $0.98             $0.91             $0.89             $0.94             $0.90
0.75%                                          0.98              0.91              0.89              0.94              0.89
0.85%                                          0.97              0.91              0.89              0.94              0.91
0.95%                                          0.97              0.91              0.89              0.94              0.88
1.00%                                          0.97              0.91              0.89              0.93              0.88
1.05%                                          0.97              0.91              0.89              0.93              0.91
1.10%                                          0.97              0.90              0.89              0.93              0.90
1.20%                                          0.97              0.90              0.89              0.93              0.87
1.25%                                            --                --                --                --                --
1.25%                                          0.97              0.90              0.88              0.93              0.90
1.30%                                          0.97              0.90              0.88              0.93              0.90
1.45%                                          0.96              0.90              0.88              0.93              0.89
--------------------------------------------------------------------------------------------------------------------------------





 74    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

                                              VP GS           VP PTNRS           RVS VP            RVS VP            RVS VP
                                          MID CAP VAL,       SM CAP VAL,          BAL,              CASH               DIV
SUBACCOUNT                                    CL 3              CL 3              CL 3           MGMT, CL 3        BOND, CL 3
                                        ----------------------------------------------------------------------------------------
0.55%                                         $1.08             $1.16             $1.05             $1.12             $1.18
0.75%                                          1.07              1.66              0.96              1.16              1.43
0.85%                                          1.00              1.00              0.97              1.06              1.14
0.95%                                          1.06              1.63              0.94              1.13              1.40
1.00%                                          1.06              1.74              1.25              1.09              1.25
1.05%                                          1.00              1.00              0.96              1.06              1.13
1.10%                                          1.00              1.00              0.96              1.05              1.13
1.20%                                          1.05              1.72              1.23              1.07              1.23
1.25%                                            --                --              0.95(1)           1.05(1)           1.12(1)
1.25%                                          0.99              0.99              1.48(2)           1.28(2)           1.53(2)
1.30%                                          0.99              0.99              0.95              1.05              1.12
1.45%                                          0.98              0.98              0.95              1.04              1.12
--------------------------------------------------------------------------------------------------------------------------------


                                             RVS VP            RVS VP            RVS VP            RVS VP            RVS VP
                                             DIV EQ              DYN             GLOBAL       GLOBAL INFLATION      HI YIELD
SUBACCOUNT                                  INC, CL 3         EQ, CL 3         BOND, CL 3      PROT SEC, CL 3      BOND, CL 3
                                        ----------------------------------------------------------------------------------------
0.55%                                         $1.14             $0.91             $1.21             $1.19             $1.33
0.75%                                          1.43              0.65              1.72              1.18              1.61
0.85%                                          0.91              0.83              1.20              1.14              1.22
0.95%                                          1.41              0.64              1.69              1.16              1.58
1.00%                                          1.72              1.07              1.46              1.16              1.81
1.05%                                          0.90              0.83              1.20              1.13              1.21
1.10%                                          0.90              0.83              1.19              1.13              1.21
1.20%                                          1.70              1.05              1.44              1.15              1.78
1.25%                                          0.90(1)           0.82(1)           1.19(1)             --              1.20(1)
1.25%                                          1.38(2)           1.08(2)           1.70(2)           1.13              1.67(2)
1.30%                                          0.90              0.82              1.19              1.12              1.20
1.45%                                          0.89              0.82              1.18              1.12              1.19
--------------------------------------------------------------------------------------------------------------------------------


                                             RVS VP            RVS VP            RVS VP            RVS VP            RVS VP
                                               INC             MID CAP           MID CAP          S&P 500,            SHORT
SUBACCOUNT                                  OPP, CL 3         GRO, CL 3         VAL, CL 3           CL 3         DURATION, CL 3
                                        ----------------------------------------------------------------------------------------
0.55%                                         $1.30             $1.14             $1.02             $1.00             $1.12
0.75%                                          1.28              1.22              1.14              0.82              1.26
0.85%                                          1.22              1.13              0.93              0.93              1.08
0.95%                                          1.27              1.20              1.13              0.81              1.24
1.00%                                          1.27              1.38              1.12              1.25              1.09
1.05%                                          1.22              1.12              0.93              0.92              1.07
1.10%                                          1.21              1.12              0.93              0.92              1.07
1.20%                                          1.25              1.36              1.11              1.23              1.07
1.25%                                            --              1.11(1)             --                --                --
1.25%                                          1.21              0.95(2)           0.92              0.92              1.06
1.30%                                          1.20              1.11              0.92              0.92              1.06
1.45%                                          1.20              1.10              0.92              0.91              1.05
--------------------------------------------------------------------------------------------------------------------------------





                         RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    75

                                               SEL             SEL VP            SEL VP            THDL VP           THDL VP
                                               VP              LG CAP            SM CAP             EMER              INTL
SUBACCOUNT                                  GRO, CL 3         VAL, CL 3         VAL, CL 3        MKTS, CL 3         OPP, CL 3
                                        ----------------------------------------------------------------------------------------
0.55%                                         $0.95             $0.95             $0.97             $2.10             $1.25
0.75%                                          0.46              0.94              1.16              2.68              0.90
0.85%                                          0.89              0.86              0.92              1.40              0.97
0.95%                                          0.45              0.93              1.14              2.63              0.88
1.00%                                          1.09              0.93              1.54              3.27              1.66
1.05%                                          0.88              0.85              0.91              1.39              0.97
1.10%                                          0.88              0.85              0.91              1.39              0.96
1.20%                                          1.08              0.92              1.51              3.22              1.64
1.25%                                            --                --                --              1.39(1)           0.96(1)
1.25%                                          0.87              0.85              0.90              1.81(2)           1.20(2)
1.30%                                          0.87              0.84              0.90              1.38              0.96
1.45%                                          0.87              0.84              0.90              1.38              0.95
--------------------------------------------------------------------------------------------------------------------------------


                                              THIRD           VANK LIT          VANK UIF          VANK UIF
                                               AVE            COMSTOCK,          GLOBAL         MID CAP GRO,         WANGER
SUBACCOUNT                                     VAL              CL II        REAL EST, CL II        CL II             INTL
                                        ----------------------------------------------------------------------------------------
0.55%                                         $  --             $0.98             $0.87             $1.00             $1.67
0.75%                                          1.86              0.97              0.86              0.99              1.57
0.85%                                            --              0.89              0.88              1.15              1.14
0.95%                                          1.82              0.96              0.86              0.98              1.54
1.00%                                            --              0.95              0.86              0.98              2.92
1.05%                                            --              0.88              0.87              1.14              1.13
1.10%                                            --              0.88              0.87              1.14              1.13
1.20%                                            --              0.94              0.85              0.98              2.88
1.25%                                            --                --                --                --                --
1.25%                                            --              0.87              0.87              1.13              1.12
1.30%                                            --              0.87              0.86              1.13              1.12
1.45%                                            --              0.87              0.86              1.12              1.12
--------------------------------------------------------------------------------------------------------------------------------


                                                               WF ADV            WF ADV            WF ADV            WF ADV
                                             WANGER           VT INDEX             VT                VT                VT
SUBACCOUNT                                     USA           ASSET ALLOC        INTL CORE            OPP           SM CAP GRO
                                        ----------------------------------------------------------------------------------------
0.55%                                         $1.10             $  --             $  --             $1.15             $1.28
0.75%                                          1.63              1.10              0.90              1.26              1.18
0.85%                                          0.99                --                --              1.06              1.21
0.95%                                          1.60              1.08              0.88              1.24              1.16
1.00%                                          1.70              1.24              1.24              1.61              1.92
1.05%                                          0.98                --                --              1.06              1.20
1.10%                                          0.98                --                --              1.06              1.20
1.20%                                          1.68              1.22              1.22              1.59              1.89
1.25%                                            --                --                --                --                --
1.25%                                          0.98                --                --              1.05              1.19
1.30%                                          0.97                --                --              1.05              1.19
1.45%                                          0.97                --                --              1.04              1.18
--------------------------------------------------------------------------------------------------------------------------------





 76    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

The following is a summary of units outstanding at Dec. 31, 2009:



                                           INVESCO VI        INVESCO VI        INVESCO VI        INVESCO VI        INVESCO VI
                                            CAP APPR,         CAP APPR,         CAP DEV,          CAP DEV,          CORE EQ,
SUBACCOUNT                                    SER I            SER II             SER I            SER II             SER I
                                        ----------------------------------------------------------------------------------------
0.55%                                               --            18,622               --                 --                --
0.75%                                          344,618         4,073,823          350,963            559,105                --
0.85%                                               --           202,376               --            447,916                --
0.95%                                          445,179         1,663,373          149,950            251,511                --
1.00%                                               --           401,444               --              8,064                --
1.05%                                               --           123,248               --            275,879                --
1.10%                                               --             5,641               --              2,318                --
1.20%                                               --           420,006               --             19,326                --
1.25%                                               --                --               --                 --                --
1.25%                                               --                --               --             24,135         6,436,399
1.30%                                               --            26,162               --              7,550                --
1.45%                                               --             2,514               --              3,736                --
--------------------------------------------------------------------------------------------------------------------------------
Total                                          789,797         6,937,209          500,913          1,599,540         6,436,399
--------------------------------------------------------------------------------------------------------------------------------

                                           INVESCO VI        INVESCO VI        INVESCO VI        INVESCO VI        INVESCO VI
                                              DYN,            FIN SERV,         FIN SERV,       GLOBAL HLTH,        INTL GRO,
SUBACCOUNT                                    SER I             SER I            SER II            SER II            SER II
                                        ----------------------------------------------------------------------------------------
0.55%                                               --            29,425               --             21,270           113,331
0.75%                                          172,892         1,419,700               --            600,737         6,217,735
0.85%                                               --                --        1,253,073            568,370        15,690,078
0.95%                                          181,414           866,469               --            432,034         3,823,662
1.00%                                            3,386           138,890               --             25,853         1,307,750
1.05%                                               --                --          870,920            543,308         7,177,670
1.10%                                               --                --          246,104             34,056         4,813,890
1.20%                                               --            68,438               --             15,907           696,720
1.25%                                               --                --               --                 --                --
1.25%                                               --                --           39,722              3,089           119,508
1.30%                                               --                --           38,386             46,831         2,489,742
1.45%                                               --                --            6,607              5,275           260,051
--------------------------------------------------------------------------------------------------------------------------------
Total                                          357,692         2,522,922        2,454,812          2,296,730        42,710,137
--------------------------------------------------------------------------------------------------------------------------------


                                           INVESCO VI          AB VPS            AB VPS            AB VPS            AB VPS
                                              TECH,        GLOBAL THEMATIC     GRO & INC,         INTL VAL,        LG CAP GRO,
SUBACCOUNT                                    SER I           GRO, CL B           CL B              CL B              CL B
                                        ----------------------------------------------------------------------------------------
0.55%                                           50,594             3,625               --             74,880                --
0.75%                                        1,164,697           371,591        5,229,929          8,136,223                --
0.85%                                               --           574,644          402,753          8,671,955            86,908
0.95%                                          599,942           330,049        2,557,326          4,591,137                --
1.00%                                           60,223            74,394          285,778          1,087,071                --
1.05%                                               --           480,839          141,526          3,879,822           162,362
1.10%                                               --            93,531           25,831          2,285,077             5,879
1.20%                                           41,431            30,780          311,606            602,856                --
1.25%                                               --                --               --                 --                --
1.25%                                               --            14,903               --            156,341               869
1.30%                                               --            36,337           83,464          1,394,052                --
1.45%                                               --             2,059           28,420            103,701                --
--------------------------------------------------------------------------------------------------------------------------------
Total                                        1,916,887         2,012,752        9,066,633         30,983,115           256,018
--------------------------------------------------------------------------------------------------------------------------------





                         RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    77

                                              AC VP             AC VP             AC VP             AC VP             AC VP
                                              INTL,             INTL,         MID CAP VAL,         ULTRA,             VAL,
SUBACCOUNT                                    CL I              CL II             CL II             CL II             CL I
                                        ----------------------------------------------------------------------------------------
0.55%                                               --             2,988           62,952                 --                --
0.75%                                          349,031         1,184,994        2,586,638            883,772           579,178
0.85%                                               --                --        5,095,171            514,188                --
0.95%                                          559,100         1,016,896        1,305,954            473,104           420,539
1.00%                                               --            86,977          366,195            112,011                --
1.05%                                               --                --        1,999,180            387,067                --
1.10%                                               --                --          928,579             16,970                --
1.20%                                               --            89,538          222,172            128,939                --
1.25%                                               --                --               --                 --                --
1.25%                                               --                --           16,262                 --                --
1.30%                                               --                --          515,344             13,482                --
1.45%                                               --                --           37,526                 --                --
--------------------------------------------------------------------------------------------------------------------------------
Total                                          908,131         2,381,393       13,135,973          2,529,533           999,717
--------------------------------------------------------------------------------------------------------------------------------


                                              AC VP            CALVERT             COL               COL           COL MARSICO
                                              VAL,               VS             HI YIELD,       MARSICO GRO,        INTL OPP,
SUBACCOUNT                                    CL II          SOCIAL BAL          VS CL B           VS CL A           VS CL B
                                        ----------------------------------------------------------------------------------------
0.55%                                           16,396             8,477              948            321,488           193,524
0.75%                                        6,018,453         1,088,468        1,201,179         20,510,961         1,463,888
0.85%                                        1,932,110                --          771,498         40,570,377           805,188
0.95%                                        3,565,321         1,173,643          731,498         13,094,437           958,504
1.00%                                          471,940            23,434          242,997          4,484,693           169,367
1.05%                                          805,943                --          333,161         18,437,681           494,936
1.10%                                          242,355                --          124,223         12,617,542           121,445
1.20%                                          414,295           103,469          296,266          2,370,285           188,954
1.25%                                               --                --               --                 --                --
1.25%                                           19,978                --           14,609            234,044            11,587
1.30%                                          155,235                --          441,462          6,306,978           101,373
1.45%                                           14,470                --           52,243            493,319            12,012
--------------------------------------------------------------------------------------------------------------------------------
Total                                       13,656,496         2,397,491        4,210,084        119,441,805         4,520,778
--------------------------------------------------------------------------------------------------------------------------------


                                               CS                CS             DREY VIF            EV VT             EG VA
                                            COMMODITY          U.S. EQ          INTL EQ,        FLOATING-RATE      FUNDAMENTAL
SUBACCOUNT                                   RETURN            FLEX I             SERV               INC          LG CAP, CL 2
                                        ----------------------------------------------------------------------------------------
0.55%                                           45,114                --               --            140,377                --
0.75%                                        1,510,165            55,479               --          8,895,602           971,794
0.85%                                          677,269                --          132,546         17,102,649           258,503
0.95%                                        1,350,780           128,156               --          5,378,900           784,099
1.00%                                          214,959                --               --          1,992,677           199,422
1.05%                                          401,214                --          100,959          8,836,693           383,057
1.10%                                          147,296                --           27,548          6,229,082            54,021
1.20%                                          161,463                --               --          1,260,010            46,580
1.25%                                               --                --               --                 --                --
1.25%                                           17,682         4,928,881              565            232,677             7,017
1.30%                                          139,426                --           23,704          3,520,323            55,492
1.45%                                           14,898                --               --            520,082             6,477
--------------------------------------------------------------------------------------------------------------------------------
Total                                        4,680,266         5,112,516          285,322         54,109,072         2,766,462
--------------------------------------------------------------------------------------------------------------------------------





 78    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

                                              EG VA            FID VIP           FID VIP           FID VIP           FID VIP
                                            INTL EQ,         CONTRAFUND,       GRO & INC,        GRO & INC,         MID CAP,
SUBACCOUNT                                    CL 2            SERV CL 2          SERV CL          SERV CL 2          SERV CL
                                        ----------------------------------------------------------------------------------------
0.55%                                          103,194           108,681               --                 --                --
0.75%                                        6,732,310        13,436,227        1,099,202          6,740,975         1,299,606
0.85%                                       19,736,109        12,508,699               --                 --                --
0.95%                                        3,966,840         7,800,394        1,349,557          4,355,849         1,298,548
1.00%                                        1,551,039         1,846,805               --          1,024,074                --
1.05%                                        9,216,825         5,671,502               --                 --                --
1.10%                                        6,603,428         3,018,104               --                 --                --
1.20%                                          839,204         1,392,539               --            721,706                --
1.25%                                               --                --               --                 --                --
1.25%                                          129,263           112,135               --                 --                --
1.30%                                        3,389,573         1,975,254               --                 --                --
1.45%                                          308,878           125,859               --                 --                --
--------------------------------------------------------------------------------------------------------------------------------
Total                                       52,576,663        47,996,199        2,448,759         12,842,604         2,598,154
--------------------------------------------------------------------------------------------------------------------------------


                                             FID VIP           FID VIP           FID VIP        FTVIPT FRANK      FTVIPT FRANK
                                            MID CAP,          OVERSEAS,         OVERSEAS,     GLOBAL REAL EST,     SM CAP VAL,
SUBACCOUNT                                  SERV CL 2          SERV CL          SERV CL 2           CL 2              CL 2
                                        ----------------------------------------------------------------------------------------
0.55%                                          105,991                --            4,569             18,330             8,953
0.75%                                       11,344,701           275,718        3,386,398          2,898,138         3,031,821
0.85%                                       12,949,740                --          969,849            673,489         1,360,696
0.95%                                        6,203,784           500,312        2,077,937          1,987,318         1,729,944
1.00%                                        1,337,033                --          184,754            336,853           296,127
1.05%                                        5,798,112                --          292,903            474,872           685,752
1.10%                                        3,101,077                --          118,535             25,890            90,270
1.20%                                          964,022                --          203,549            223,595           170,327
1.25%                                               --                --               --                 --                --
1.25%                                          129,662                --            8,216              7,648            22,066
1.30%                                        1,767,904                --          101,483            118,826            67,441
1.45%                                          195,331                --           32,240             11,717            30,280
--------------------------------------------------------------------------------------------------------------------------------
Total                                       43,897,357           776,030        7,380,433          6,776,676         7,493,677
--------------------------------------------------------------------------------------------------------------------------------


                                             FTVIPT            GS VIT            GS VIT            GS VIT          JANUS ASPEN
                                          MUTUAL SHARES     MID CAP VAL,     STRUCTD SM CAP     STRUCTD U.S.       ENTERPRISE,
SUBACCOUNT                                  SEC, CL 2           INST            EQ, INST          EQ, INST            SERV
                                        ----------------------------------------------------------------------------------------
0.55%                                           15,473             8,179               --             19,305                --
0.75%                                        5,877,026         4,664,533           60,678          5,810,411           635,624
0.85%                                        2,267,435                --               --            334,403                --
0.95%                                        3,423,941         3,248,154          222,383          3,363,682           678,958
1.00%                                          792,848           653,423               --            468,103                --
1.05%                                        1,071,936                --               --            177,486                --
1.10%                                          308,593                --               --             52,773                --
1.20%                                          484,400           473,398               --            329,972                --
1.25%                                               --                --               --                 --                --
1.25%                                           77,306                --               --             32,338                --
1.30%                                          429,892                --               --             60,199                --
1.45%                                           49,502                --               --             37,167                --
--------------------------------------------------------------------------------------------------------------------------------
Total                                       14,798,352         9,047,687          283,061         10,685,839         1,314,582
--------------------------------------------------------------------------------------------------------------------------------





                         RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    79

                                           JANUS ASPEN       JANUS ASPEN       JANUS ASPEN        LM CB VAR            MFS
                                             GLOBAL            JANUS,           OVERSEAS,        SM CAP GRO,     INV GRO STOCK,
SUBACCOUNT                                 TECH, SERV           SERV              SERV              CL I             SERV CL
                                        ----------------------------------------------------------------------------------------
0.55%                                               --           305,926               --                919                --
0.75%                                        1,479,566        17,066,584        3,463,953             93,521         4,023,700
0.85%                                               --        42,013,767               --            252,856           206,327
0.95%                                          827,307         9,603,842        2,566,606             32,854         2,934,991
1.00%                                           12,145         3,858,426           70,171                 --           234,980
1.05%                                               --        18,832,472               --            196,678           129,163
1.10%                                               --        13,023,518               --             30,978            30,234
1.20%                                           23,352         2,088,893           87,083                879            99,429
1.25%                                               --                --               --                 --                --
1.25%                                               --           246,465               --                 --             3,377
1.30%                                               --         6,597,333               --             13,173            31,816
1.45%                                               --           573,511               --                 --             4,540
--------------------------------------------------------------------------------------------------------------------------------
Total                                        2,342,370       114,210,737        6,187,813            621,858         7,698,557
--------------------------------------------------------------------------------------------------------------------------------


                                               MFS               MFS             NB AMT            NB AMT             OPPEN
                                            NEW DIS,         UTILITIES,           INTL,        SOC RESPONSIVE,     GLOBAL SEC
SUBACCOUNT                                   SERV CL           SERV CL            CL S              CL S            VA, SERV
                                        ----------------------------------------------------------------------------------------
0.55%                                            1,943            25,961           66,585                 --             7,934
0.75%                                        2,644,101         2,262,279        4,377,798                 --         1,943,025
0.85%                                               --           951,032        8,659,185             97,858         1,088,333
0.95%                                        1,421,920         1,909,312        2,375,510                 --         1,582,894
1.00%                                           71,518           208,595          878,206                 --           543,951
1.05%                                               --         1,048,937        3,809,692            148,075           666,327
1.10%                                               --           120,070        2,555,081             43,299           139,307
1.20%                                           52,742           138,363          498,329                 --           379,851
1.25%                                               --                --               --                 --                --
1.25%                                               --            20,235           41,281                730             8,350
1.30%                                               --            85,692        1,315,749              1,108            61,287
1.45%                                               --            48,093           84,344                 --            40,678
--------------------------------------------------------------------------------------------------------------------------------
Total                                        4,192,224         6,818,569       24,661,760            291,070         6,461,937
--------------------------------------------------------------------------------------------------------------------------------


                                                                                                                     PUT VT
                                              OPPEN             OPPEN             OPPEN             PIMCO          GLOBAL HLTH
                                         MAIN ST SM CAP   GLOBAL STRATEGIC         VAL         VIT ALL ASSET,         CARE,
SUBACCOUNT                                  VA, SERV        INC VA, SERV        VA, SERV         ADVISOR CL           CL IB
                                        ----------------------------------------------------------------------------------------
0.55%                                            1,546           206,920               --            151,985             7,330
0.75%                                          843,770        28,568,847               --         11,742,434           764,611
0.85%                                          498,880        39,107,264          709,503         23,717,633                --
0.95%                                          732,411        18,400,432               --          7,369,640           460,703
1.00%                                           80,329         5,660,805               --          2,912,324           164,378
1.05%                                          311,963        19,339,215          528,516         10,832,749                --
1.10%                                           17,632        13,333,858           24,897          7,501,805                --
1.20%                                           83,921         3,833,444               --          1,697,702            66,046
1.25%                                               --                --               --                 --                --
1.25%                                            2,191           364,091           18,047            162,557                --
1.30%                                           40,336         8,043,136            2,793          3,860,514                --
1.45%                                              448         1,011,174            2,039            345,164                --
--------------------------------------------------------------------------------------------------------------------------------
Total                                        2,613,427       137,869,186        1,285,795         70,294,507         1,463,068
--------------------------------------------------------------------------------------------------------------------------------





 80    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

                                             PUT VT            PUT VT            PUT VT             ROYCE             DISC
                                            INTL EQ,          NEW OPP,           VISTA,          MICRO-CAP,       ASSET ALLOC,
SUBACCOUNT                                    CL IB             CL IA             CL IB           INVEST CL           AGGR
                                        ----------------------------------------------------------------------------------------
0.55%                                               --                --               --                 --               926
0.75%                                        1,406,052                --        1,747,295            274,749             5,356
0.85%                                               --                --               --                 --            41,165
0.95%                                          593,671                --          613,896            306,913            14,385
1.00%                                          147,602                --           32,295                 --                --
1.05%                                               --                --               --                 --            32,989
1.10%                                               --                --               --                 --                --
1.20%                                           33,137                --            7,001                 --             8,712
1.25%                                               --                --               --                 --                --
1.25%                                               --         5,013,001               --                 --             3,516
1.30%                                               --                --               --                 --                --
1.45%                                               --                --               --                 --                --
--------------------------------------------------------------------------------------------------------------------------------
Total                                        2,180,462         5,013,001        2,400,487            581,662           107,049
--------------------------------------------------------------------------------------------------------------------------------


                                              DISC              DISC              DISC              DISC            VP DAVIS
                                          ASSET ALLOC,      ASSET ALLOC,      ASSET ALLOC,      ASSET ALLOC,       NY VENTURE,
SUBACCOUNT                                   CONSERV             MOD            MOD AGGR         MOD CONSERV          CL 3
                                        ----------------------------------------------------------------------------------------
0.55%                                               --                --               --                 --           307,911
0.75%                                          255,253         1,131,515          128,180            728,357        17,212,771
0.85%                                           75,867           332,294           54,807            274,847        41,033,190
0.95%                                          115,763           594,668          131,222            765,798         9,462,196
1.00%                                           14,572            28,388           94,207             23,351         3,933,351
1.05%                                           70,059           359,178           18,831            205,276        18,153,554
1.10%                                          139,340            18,665           13,134              8,574        12,559,693
1.20%                                          252,411             1,932            5,904            126,149         2,082,047
1.25%                                               --                --               --                 --                --
1.25%                                           18,430               460           42,243             41,578           198,820
1.30%                                           22,938             7,215            2,031              5,743         6,335,725
1.45%                                           26,582             4,759               --                646           445,530
--------------------------------------------------------------------------------------------------------------------------------
Total                                          991,215         2,479,074          490,559          2,180,319       111,724,788
--------------------------------------------------------------------------------------------------------------------------------


                                              VP GS           VP PTNRS           RVS VP            RVS VP            RVS VP
                                          MID CAP VAL,       SM CAP VAL,          BAL,              CASH               DIV
SUBACCOUNT                                    CL 3              CL 3              CL 3           MGMT, CL 3        BOND, CL 3
                                        ----------------------------------------------------------------------------------------
0.55%                                               --           151,384               --              2,182           929,883
0.75%                                          133,031         8,641,870        2,604,993         11,219,202        36,166,235
0.85%                                           24,553        23,507,184          655,675          4,369,493        65,944,627
0.95%                                           79,343         4,979,881        1,503,413         10,790,772        24,712,130
1.00%                                           33,398         1,523,100          231,578          1,147,744         8,565,925
1.05%                                           58,430        10,344,289          201,630          4,846,880        32,674,664
1.10%                                           19,107         7,218,244          136,094            852,432        24,086,168
1.20%                                            8,441           922,901          300,259          1,286,472         5,618,624
1.25%                                               --                --           39,267(1)         112,198(1)        588,268(1)
1.25%                                              620           120,961        3,846,532(2)       2,245,005(2)      5,294,116(2)
1.30%                                            4,141         3,652,227          103,933            993,313        13,045,046
1.45%                                              395           250,565           34,441            707,795         1,606,357
--------------------------------------------------------------------------------------------------------------------------------
Total                                          361,459        61,312,606        9,657,815         38,573,488       219,232,043
--------------------------------------------------------------------------------------------------------------------------------





                         RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    81

                                             RVS VP            RVS VP            RVS VP            RVS VP            RVS VP
                                             DIV EQ              DYN             GLOBAL       GLOBAL INFLATION      HI YIELD
SUBACCOUNT                                  INC, CL 3         EQ, CL 3         BOND, CL 3      PROT SEC, CL 3      BOND, CL 3
                                        ----------------------------------------------------------------------------------------
0.55%                                          402,522            26,811          110,963            214,037             2,222
0.75%                                       25,983,023        12,183,110       10,316,982         17,784,125         7,245,704
0.85%                                       49,380,799           142,406       21,067,145         33,458,784           805,479
0.95%                                       15,845,628         5,331,303        7,292,912         10,836,954         5,149,774
1.00%                                        3,693,786           759,623        2,207,909          4,005,326           724,369
1.05%                                       22,372,928            74,690       10,507,078         16,555,753           654,642
1.10%                                       14,861,695                --        7,610,130         11,711,975           139,450
1.20%                                        2,422,898           517,636        1,673,804          2,676,919           500,091
1.25%                                          313,190(1)             --(1)       182,727(1)              --            14,409(1)
1.25%                                        6,822,759(2)     10,715,537(2)     1,442,693(2)         261,512         2,821,530(2)
1.30%                                        7,761,087                --        4,144,436          6,263,217           150,357
1.45%                                          589,029                --          545,628            671,318            25,425
--------------------------------------------------------------------------------------------------------------------------------
Total                                      150,449,344        29,751,116       67,102,407        104,439,920        18,233,452
--------------------------------------------------------------------------------------------------------------------------------


                                             RVS VP            RVS VP            RVS VP            RVS VP            RVS VP
                                               INC             MID CAP           MID CAP          S&P 500,            SHORT
SUBACCOUNT                                  OPP, CL 3         GRO, CL 3         VAL, CL 3           CL 3         DURATION, CL 3
                                        ----------------------------------------------------------------------------------------
0.55%                                          165,478               251          195,671             15,211             1,863
0.75%                                       12,726,325         1,066,421        2,303,765          4,854,278         6,838,414
0.85%                                       28,173,234           107,515        3,436,419            239,349         1,227,484
0.95%                                        7,873,808           854,195        1,531,704          4,107,935         5,800,142
1.00%                                        2,818,262            74,507          355,017            299,693           804,112
1.05%                                       13,575,571           127,399        1,657,389            124,590           438,594
1.10%                                        9,699,102            19,937          730,406            135,241           312,631
1.20%                                        1,691,428            61,710          224,623            322,115           481,675
1.25%                                               --             1,901(1)            --                 --                --
1.25%                                          233,467         3,001,778(2)        23,303                 --             4,892
1.30%                                        5,045,274            25,773          487,769             39,395           335,641
1.45%                                          466,181             1,288           34,127              5,709           122,390
--------------------------------------------------------------------------------------------------------------------------------
Total                                       82,468,130         5,342,675       10,980,193         10,143,516        16,367,838
--------------------------------------------------------------------------------------------------------------------------------


                                               SEL             SEL VP            SEL VP            THDL VP           THDL VP
                                               VP              LG CAP            SM CAP             EMER              INTL
SUBACCOUNT                                  GRO, CL 3         VAL, CL 3         VAL, CL 3        MKTS, CL 3         OPP, CL 3
                                        ----------------------------------------------------------------------------------------
0.55%                                              555                --               --             67,832             6,866
0.75%                                        5,927,197            90,632        1,131,917          3,010,146         1,834,554
0.85%                                          240,195            46,292           39,449          6,199,399           143,368
0.95%                                        2,970,322            64,938          660,965          2,172,489         1,766,752
1.00%                                          427,974            21,039           99,980            381,108           151,091
1.05%                                          185,751            30,164           72,862          3,281,106           242,830
1.10%                                           12,701             9,869           14,552          1,675,896            29,646
1.20%                                          184,392            17,550           62,797            326,710            85,940
1.25%                                               --                --               --             51,283(1)          3,820(1)
1.25%                                               --                --            2,866          3,748,358(2)      4,729,191(2)
1.30%                                           39,029                --           10,936            829,647            68,447
1.45%                                               --               628               --             75,450             2,393
--------------------------------------------------------------------------------------------------------------------------------
Total                                        9,988,116           281,112        2,096,324         21,819,424         9,064,898
--------------------------------------------------------------------------------------------------------------------------------





 82    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

                                              THIRD           VANK LIT          VANK UIF          VANK UIF
                                               AVE            COMSTOCK,          GLOBAL         MID CAP GRO,         WANGER
SUBACCOUNT                                     VAL              CL II        REAL EST, CL II        CL II             INTL
                                        ----------------------------------------------------------------------------------------
0.55%                                               --           111,424           64,696              6,846            71,405
0.75%                                          447,703         9,930,562        3,119,847          1,089,196         9,670,200
0.85%                                               --        12,829,939        6,451,173            258,078        12,174,288
0.95%                                          659,789         5,235,260        1,774,710            604,792         5,753,635
1.00%                                               --         1,929,833          643,768            106,374           834,893
1.05%                                               --         5,747,825        2,720,796            202,135         5,489,446
1.10%                                               --         4,047,745        1,797,210            102,390         3,425,791
1.20%                                               --         1,461,027          349,255            173,166           554,804
1.25%                                               --                --               --                 --                --
1.25%                                               --            75,457           36,161             10,429            84,341
1.30%                                               --         2,127,647          934,026             35,743         1,829,493
1.45%                                               --           187,505           60,380              2,141           163,345
--------------------------------------------------------------------------------------------------------------------------------
Total                                        1,107,492        43,684,224       17,952,022          2,591,290        40,051,641
--------------------------------------------------------------------------------------------------------------------------------


                                                               WF ADV            WF ADV            WF ADV            WF ADV
                                             WANGER           VT INDEX             VT                VT                VT
SUBACCOUNT                                     USA           ASSET ALLOC        INTL CORE            OPP           SM CAP GRO
                                        ----------------------------------------------------------------------------------------
0.55%                                           89,566                --               --                 --             4,118
0.75%                                        9,666,896         1,870,772          693,844            826,204         1,941,852
0.85%                                       10,440,261                --               --             79,415           486,414
0.95%                                        6,598,591         1,069,195          185,997            791,707         1,257,969
1.00%                                        1,292,436           186,174           20,278             78,597           109,962
1.05%                                        4,676,921                --               --            148,718           491,958
1.10%                                        2,614,624                --               --             37,247           110,870
1.20%                                          958,311            83,091               --             34,935           171,737
1.25%                                               --                --               --                 --                --
1.25%                                           83,600                --               --              6,161            51,392
1.30%                                        1,460,127                --               --              2,335            45,732
1.45%                                          101,694                --               --              2,053             5,408
--------------------------------------------------------------------------------------------------------------------------------
Total                                       37,983,027         3,209,232          900,119          2,007,372         4,677,412
--------------------------------------------------------------------------------------------------------------------------------





                         RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    83

The following is a summary of net assets at Dec. 31, 2009:



                                               INVESCO          INVESCO          INVESCO          INVESCO          INVESCO
                                             VI CAP APPR,     VI CAP APPR,     VI CAP DEV,      VI CAP DEV,      VI CORE EQ,
SUBACCOUNT                                      SER I            SER II           SER I            SER II           SER I
                                           -----------------------------------------------------------------------------------
0.55%                                         $       --       $   16,565       $       --      $        77      $        --
0.75%                                            181,134        3,464,372          373,536          665,267               --
0.85%                                                 --          172,835               --          417,584               --
0.95%                                            229,514        1,389,871          156,682          294,321               --
1.00%                                                 --          426,042               --           12,051               --
1.05%                                                 --          104,534               --          255,390               --
1.10%                                                 --            4,777               --            2,148               --
1.20%                                                 --          439,380               --           28,479               --
1.25%                                                 --               --               --               --               --
1.25%                                                 --               82               --           22,191       11,111,646
1.30%                                                 --           21,998               --            6,930               --
1.45%                                                 --            2,186               --            3,411               --
------------------------------------------------------------------------------------------------------------------------------
Total                                         $  410,648       $6,042,642       $  530,218      $ 1,707,849      $11,111,646
------------------------------------------------------------------------------------------------------------------------------

                                               INVESCO          INVESCO          INVESCO          INVESCO          INVESCO
                                               VI DYN,        VI FIN SERV,     VI FIN SERV,   VI GLOBAL HLTH,    VI INTL GRO,
SUBACCOUNT                                      SER I            SER I            SER II           SER II           SER II
                                           -----------------------------------------------------------------------------------
0.55%                                         $       --       $   14,717       $       --      $    21,713      $   142,114
0.75%                                            177,425          769,444               --          608,646        7,732,152
0.85%                                                 --               --          562,082          606,112       17,113,095
0.95%                                            183,067          461,670               --          434,566        4,715,610
1.00%                                              4,990           86,972               --           25,950        1,609,589
1.05%                                                 --               --          388,047          575,314        7,774,977
1.10%                                                 --               --          109,439           35,995        5,205,488
1.20%                                                 51           41,967               --           15,854          850,335
1.25%                                                 --               --               --               --               --
1.25%                                                 --               --           17,573            3,352          128,574
1.30%                                                 --               --           16,952           49,150        2,673,695
1.45%                                                 --               --            2,935            5,611          277,861
------------------------------------------------------------------------------------------------------------------------------
Total                                         $  365,533       $1,374,770       $1,097,028      $ 2,382,263      $48,223,490
------------------------------------------------------------------------------------------------------------------------------

                                               INVESCO       AB VPS GLOBAL        AB VPS           AB VPS           AB VPS
                                               VI TECH,      THEMATIC GRO,      GRO & INC,       INTL VAL,       LG CAP GRO,
SUBACCOUNT                                      SER I             CL B             CL B             CL B             CL B
                                           -----------------------------------------------------------------------------------
0.55%                                         $   54,016       $    3,992       $       81      $    80,268      $        --
0.75%                                            855,581          399,231        4,972,455       13,309,860               --
0.85%                                                 --          667,525          344,258        6,883,292           90,850
0.95%                                            433,364          351,556        2,391,012        7,395,434               --
1.00%                                             83,388           79,101          340,069        1,940,035               --
1.05%                                                 --          554,700          120,137        3,064,207          168,448
1.10%                                                 --          107,705           21,890        1,798,314            6,090
1.20%                                             56,541           32,456          365,510        1,060,634               --
1.25%                                                 --               --               --               --               --
1.25%                                                 --           17,076               82          122,369              997
1.30%                                                 --           41,560           70,240        1,089,452              109
1.45%                                                 --            2,426           23,794           80,619              100
------------------------------------------------------------------------------------------------------------------------------
Total                                         $1,482,890       $2,257,328       $8,649,528      $36,824,484      $   266,594
------------------------------------------------------------------------------------------------------------------------------





 84    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

                                                AC VP            AC VP            AC VP            AC VP            AC VP
                                                INTL,            INTL,         MID CAP VAL,        ULTRA,            VAL,
SUBACCOUNT                                       CL I            CL II            CL II            CL II             CL I
                                           -----------------------------------------------------------------------------------
0.55%                                        $        --       $    3,775      $    55,141      $         64      $       --
0.75%                                            306,975        1,444,013        2,254,020           814,143         920,459
0.85%                                                 --               --        5,539,715           519,499              --
0.95%                                            482,687        1,221,877        1,131,986           432,171         656,166
1.00%                                                 --          138,879          316,998           102,114              --
1.05%                                                 --               --        2,158,539           388,308              --
1.10%                                                 --               --        1,000,886            16,922              --
1.20%                                                 --          139,918          191,294           116,574              --
1.25%                                                 --               --               --                --              --
1.25%                                                 --               --           17,490               104              --
1.30%                                                 --               --          551,735            13,507              --
1.45%                                                 --               --           40,059                79              --
------------------------------------------------------------------------------------------------------------------------------
Total                                        $   789,662       $2,948,462      $13,257,863      $  2,403,485      $1,576,625
------------------------------------------------------------------------------------------------------------------------------

                                                AC VP           CALVERT            COL              COL          COL MARSICO
                                                 VAL,              VS           HI YIELD,       MARSICO GRO,      INTL OPP,
SUBACCOUNT                                      CL II          SOCIAL BAL        VS CL B          VS CL A          VS CL B
                                           -----------------------------------------------------------------------------------
0.55%                                        $    17,032       $    8,529      $     1,102      $    291,700      $  173,144
0.75%                                          7,776,824        1,012,807        1,386,598        18,474,240       1,311,016
0.85%                                          1,822,134               --          893,160        39,868,653         805,304
0.95%                                          4,528,564        1,072,109          838,273        11,708,190         844,907
1.00%                                            659,218           27,360          277,960         4,002,482         149,028
1.05%                                            754,951               --          383,045        17,994,054         491,790
1.10%                                            226,589               --          142,572        12,293,089         120,409
1.20%                                            570,355          119,075          336,428         2,099,878         165,024
1.25%                                                 --               --               --                --              --
1.25%                                             18,581               --           16,669           226,866          11,424
1.30%                                            144,155               --          503,196         6,102,368          99,837
1.45%                                             13,366               --           59,201           474,981          11,730
------------------------------------------------------------------------------------------------------------------------------
Total                                        $16,531,769       $2,239,880      $ 4,838,204      $113,536,501      $4,183,613
------------------------------------------------------------------------------------------------------------------------------

                                                  CS               CS            DREY VIF          EV VT            EG VA
                                              COMMODITY         U.S. EQ          INTL EQ,      FLOATING-RATE     FUNDAMENTAL
SUBACCOUNT                                      RETURN           FLEX I            SERV             INC          LG CAP, CL 2
                                           -----------------------------------------------------------------------------------
0.55%                                        $    40,068       $       --      $        --      $    152,210      $       --
0.75%                                          1,331,660           60,205               --         9,584,624       1,105,790
0.85%                                            608,090               --          126,501        18,247,490         281,229
0.95%                                          1,182,364          139,038               --         5,747,384         830,101
1.00%                                            187,864               --               --         2,125,170         281,411
1.05%                                            357,719               --           95,695         9,363,615         413,866
1.10%                                            131,103               --           26,054         6,589,045          58,260
1.20%                                            139,992               --               --         1,333,974          63,989
1.25%                                                 --               --               --                --              --
1.25%                                             15,654        4,877,062              608           244,846           7,608
1.30%                                            123,222               --           22,275         3,698,105          59,435
1.45%                                             13,095               --               68           543,531           6,902
------------------------------------------------------------------------------------------------------------------------------
Total                                        $ 4,130,831       $5,076,305      $   271,201      $ 57,629,994      $3,108,591
------------------------------------------------------------------------------------------------------------------------------





                         RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    85

                                                EG VA           FID VIP          FID VIP          FID VIP          FID VIP
                                               INTL EQ,       CONTRAFUND,       GRO & INC,       GRO & INC,        MID CAP,
SUBACCOUNT                                       CL 2          SERV CL 2         SERV CL         SERV CL 2         SERV CL
                                           -----------------------------------------------------------------------------------
0.55%                                        $   116,516      $   100,668       $       --      $       131      $        --
0.75%                                          7,523,930       12,356,904          976,807        6,905,890        2,376,503
0.85%                                         17,369,235       12,407,597               --               --               --
0.95%                                          4,388,039        7,130,879        1,186,623        4,373,957        2,340,661
1.00%                                          1,711,322        1,682,834               --        1,202,415               --
1.05%                                          8,055,657        5,594,663               --               --               --
1.10%                                          5,761,306        2,968,014               --               --               --
1.20%                                            916,441        1,259,749               --          835,198               --
1.25%                                                 --               --               --               --               --
1.25%                                            112,194          109,695               --               --               --
1.30%                                          2,937,197        1,929,137               --               --               --
1.45%                                            266,289          167,799               --               --               --
------------------------------------------------------------------------------------------------------------------------------
Total                                        $49,158,126      $45,707,939       $2,163,430      $13,317,591      $ 4,717,164
------------------------------------------------------------------------------------------------------------------------------

                                               FID VIP          FID VIP          FID VIP           FTVIPT        FTVIPT FRANK
                                               MID CAP,        OVERSEAS,        OVERSEAS,       FRANK GLOBAL        SM CAP
SUBACCOUNT                                    SERV CL 2         SERV CL         SERV CL 2      REAL EST, CL 2     VAL, CL 2
                                           -----------------------------------------------------------------------------------
0.55%                                        $   140,525      $        --       $    5,415      $    13,923      $     9,725
0.75%                                         22,263,988          281,054        4,500,198        4,135,180        5,579,828
0.85%                                         13,760,796               --          912,807          435,888        1,279,481
0.95%                                         11,960,871          500,571        2,717,951        2,777,090        3,125,215
1.00%                                          2,768,793               --          305,589          424,123          484,190
1.05%                                          6,118,801               --          273,788          305,220          640,439
1.10%                                          3,267,182               --          110,607           16,613           84,149
1.20%                                          1,967,921               --          331,754          277,541          274,637
1.25%                                                 --               --               --               --               --
1.25%                                            135,863               --            7,627            4,880           20,462
1.30%                                          1,849,828               --           94,042           75,719           62,435
1.45%                                            203,334               --           29,723            7,428           27,888
------------------------------------------------------------------------------------------------------------------------------
Total                                        $64,437,902      $   781,625       $9,289,501      $ 8,473,605      $11,588,449
------------------------------------------------------------------------------------------------------------------------------

                                                FTVIPT           GS VIT           GS VIT           GS VIT        JANUS ASPEN
                                            MUTUAL SHARES     MID CAP VAL,    STRUCTD SM CAP    STRUCTD U.S.     ENTERPRISE,
SUBACCOUNT                                    SEC, CL 2           INST           EQ, INST         EQ, INST           SERV
                                           -----------------------------------------------------------------------------------
0.55%                                        $    16,837      $     9,457       $       --      $    17,460      $        --
0.75%                                          7,130,759        9,512,540           69,013        4,559,859          359,572
0.85%                                          2,063,326               --               --          276,234               --
0.95%                                          4,085,159        6,490,715          248,171        2,594,054          383,741
1.00%                                          1,109,502        1,094,253               --          552,953               --
1.05%                                            968,867               --               --          145,640               --
1.10%                                            278,425               --               --           43,229               --
1.20%                                            668,296          781,744               --          384,182               --
1.25%                                                 --               --               --               --               --
1.25%                                             69,384               --               --           26,353               --
1.30%                                            385,171               --               --           48,968               --
1.45%                                             44,124               --               --           30,080               --
------------------------------------------------------------------------------------------------------------------------------
Total                                        $16,819,850      $17,888,709       $  317,184      $ 8,679,012      $   743,313
------------------------------------------------------------------------------------------------------------------------------





 86    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

                                  JANUS ASPEN      JANUS ASPEN      JANUS ASPEN       LM CB VAR           MFS
                                     GLOBAL           JANUS,         OVERSEAS,       SM CAP GRO,     INV GRO STOCK,
SUBACCOUNT                         TECH, SERV          SERV             SERV             CL I           SERV CL
                                -----------------------------------------------------------------------------------
0.55%                              $       --      $    262,670     $        --      $       849       $       68
0.75%                                 685,577        14,575,912       5,412,577           79,452        2,587,584
0.85%                                      --        35,787,246              --          214,233          221,373
0.95%                                 376,308         8,158,772       3,936,932           27,762        1,852,908
1.00%                                  19,866         3,273,389         217,147               63          295,752
1.05%                                      --        15,955,851              --          165,750          137,594
1.10%                                      --        11,019,737              --           26,072           32,168
1.20%                                  37,654         1,762,748         264,861              737          123,361
1.25%                                      --                --              --               --               --
1.25%                                      --           207,684              --               63            3,573
1.30%                                      --         5,552,341              --           11,027           33,599
1.45%                                      --           480,862              --               63            4,771
-------------------------------------------------------------------------------------------------------------------
Total                              $1,119,405      $ 97,037,212     $ 9,831,517      $   526,071       $5,292,751
-------------------------------------------------------------------------------------------------------------------

                                      MFS              MFS             NB AMT           NB AMT           OPPEN
                                    NEW DIS,        UTILITIES,         INTL,       SOC RESPONSIVE,     GLOBAL SEC
SUBACCOUNT                          SERV CL          SERV CL            CL S             CL S           VA, SERV
                                -----------------------------------------------------------------------------------
0.55%                              $    2,356      $     43,115     $    50,918      $        --       $    9,742
0.75%                               2,436,588         4,148,984       3,323,561               --        2,366,512
0.85%                                      --         1,179,602       7,451,942           95,387        1,105,642
0.95%                               1,286,218         3,453,051       1,790,218               --        1,908,138
1.00%                                 107,477           548,984         660,613               --          654,071
1.05%                                      --         1,298,290       3,256,054          143,344          672,254
1.10%                                      --           147,627       2,179,990           41,843          140,301
1.20%                                  78,140           367,383         372,158               --          452,090
1.25%                                      --                --              --               --               --
1.25%                                      --            24,711          35,043              773            8,366
1.30%                                      --           104,548       1,115,030            1,205           61,299
1.45%                                      --            58,346          71,101               70           40,477
-------------------------------------------------------------------------------------------------------------------
Total                              $3,910,779      $ 11,374,641     $20,306,628      $   282,622       $7,418,892
-------------------------------------------------------------------------------------------------------------------

                                                      OPPEN                                              PUT VT
                                     OPPEN            GLOBAL           OPPEN            PIMCO         GLOBAL HLTH
                                 MAIN ST SM CAP   STRATEGIC INC         VAL         VIT ALL ASSET,       CARE,
SUBACCOUNT                          VA, SERV         VA, SERV         VA, SERV        ADVISOR CL         CL IB
                                -----------------------------------------------------------------------------------
0.55%                              $    1,738      $    250,903     $        --      $   172,370       $    8,940
0.75%                                 895,120        34,283,712              --       13,219,414          863,148
0.85%                                 468,618        44,906,360         605,425       26,731,028               --
0.95%                                 768,811        21,898,999              --        8,235,772          511,474
1.00%                                  84,121         6,708,318              --        3,248,830          223,313
1.05%                                 290,905        22,064,217         448,003       12,124,576               --
1.10%                                  16,420        15,179,843          21,078        8,382,475               --
1.20%                                  86,984         4,495,558              --        1,879,903           88,344
1.25%                                      --                --              --               --               --
1.25%                                   2,098           412,307          15,196          180,668               --
1.30%                                  37,305         9,092,345           2,411        4,283,978               --
1.45%                                     480         1,137,257           1,769          381,089               --
-------------------------------------------------------------------------------------------------------------------
Total                              $2,652,600      $160,429,819     $ 1,093,882      $78,840,103       $1,695,219
-------------------------------------------------------------------------------------------------------------------





                         RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    87

                                                PUT VT           PUT VT           PUT VT           ROYCE             DISC
                                               INTL EQ,         NEW OPP,          VISTA,         MICRO-CAP,      ASSET ALLOC,
SUBACCOUNT                                      CL IB            CL IA            CL IB          INVEST CL           AGGR
                                           -----------------------------------------------------------------------------------
0.55%                                         $       56      $        --      $        47      $        --      $        875
0.75%                                          1,696,469               --          873,489          613,490             4,733
0.85%                                                 --               --               --               --            35,814
0.95%                                            709,487               --          301,238          672,777            12,494
1.00%                                            221,070               --           41,222               --                65
1.05%                                                 --               --               --               --            28,605
1.10%                                                 --               --               --               --                65
1.20%                                             48,928               --            8,810               --             7,535
1.25%                                                 --               --               --               --                --
1.25%                                                 --        5,674,160               --               --             3,039
1.30%                                                 --               --               --               --                65
1.45%                                                 --               --               --               --                65
------------------------------------------------------------------------------------------------------------------------------
Total                                         $2,676,010      $ 5,674,160      $ 1,224,806      $ 1,286,267      $     93,355
------------------------------------------------------------------------------------------------------------------------------

                                                 DISC             DISC             DISC             DISC           VP DAVIS
                                             ASSET ALLOC,     ASSET ALLOC,     ASSET ALLOC,     ASSET ALLOC,     NY VENTURE,
SUBACCOUNT                                     CONSERV            MOD            MOD AGGR       MOD CONSERV          CL 3
                                           -----------------------------------------------------------------------------------
0.55%                                         $       74      $        69      $        67      $        71      $    275,655
0.75%                                            248,922        1,029,593          114,319          683,557        15,296,952
0.85%                                             73,865          301,851           48,804          257,508        37,423,778
0.95%                                            112,518          539,292          116,656          716,293         8,347,202
1.00%                                             14,151           25,724           83,679           21,824         3,463,601
1.05%                                             67,980          325,193           16,713          191,767        16,443,713
1.10%                                            135,092           16,886           11,647            8,070        11,356,844
1.20%                                            244,309            1,745            5,230          117,507         1,819,979
1.25%                                                 --               --               --               --                --
1.25%                                             17,824              482           37,366           38,696           178,864
1.30%                                             22,165            6,505            1,861            5,411         5,689,890
1.45%                                             25,622            4,347               66              669           398,067
------------------------------------------------------------------------------------------------------------------------------
Total                                         $  962,522      $ 2,251,687      $   436,408      $ 2,041,373      $100,694,545
------------------------------------------------------------------------------------------------------------------------------

                                                VP GS           VP PTNRS          RVS VP           RVS VP           RVS VP
                                             MID CAP VAL,     SM CAP VAL,          BAL,          CASH MGMT,       DIV BOND,
SUBACCOUNT                                       CL 3             CL 3             CL 3             CL 3             CL 3
                                           -----------------------------------------------------------------------------------
0.55%                                         $       55      $   175,162      $        --      $     2,444      $  1,093,920
0.75%                                            142,689       14,333,197        2,499,951       12,968,857        51,570,108
0.85%                                             24,658       23,595,003          633,558        4,647,198        75,186,381
0.95%                                             84,208        8,121,887        1,431,694       12,253,961        34,546,061
1.00%                                             35,356        2,650,094          289,104        1,246,445        10,682,842
1.05%                                             58,285       10,311,345          193,490        5,120,168        36,993,436
1.10%                                             19,028        7,183,023          130,381          898,842        27,222,302
1.20%                                              8,844        1,582,971          369,540        1,377,147         6,908,348
1.25%                                                 --               --           37,424(1)       117,675(1)        661,447(1)
1.25%                                                688          119,756        5,920,481(2)     2,889,134(2)      8,244,604(2)
1.30%                                              4,095        3,609,651           98,890        1,040,210        14,643,454
1.45%                                                461          246,369           32,602          737,318         1,863,663
------------------------------------------------------------------------------------------------------------------------------
Total                                         $  378,367      $71,928,458      $11,637,115      $43,299,399      $269,616,566
------------------------------------------------------------------------------------------------------------------------------





 88    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

                                                                                             RVS VP
                                                                                             GLOBAL
                                          RVS VP           RVS VP           RVS VP       INFLATION PROT       RVS VP
                                       DIV EQ INC,        DYN EQ,        GLOBAL BOND,         SEC,           HI YIELD
SUBACCOUNT                                 CL 3             CL 3             CL 3             CL 3          BOND, CL 3
                                     -----------------------------------------------------------------------------------
0.55%                                  $    457,784     $    24,316      $   134,816      $    254,299     $     2,953
0.75%                                    37,178,653       7,889,326       17,720,945        20,911,986      11,663,850
0.85%                                    44,955,341         118,836       25,374,072        38,204,247         982,267
0.95%                                    22,322,019       3,419,870       12,309,309        12,613,198       8,162,990
1.00%                                     6,370,910         809,951        3,225,842         4,649,650       1,311,353
1.05%                                    20,234,487          61,895       12,567,001        18,774,206         792,850
1.10%                                    13,414,509              81        9,086,369        13,258,698         168,592
1.20%                                     4,119,543         545,646        2,409,851         3,075,882         891,162
1.25%                                       281,235(1)           80(1)       217,059(1)             --          17,332(1)
1.25%                                     9,549,331(2)   11,671,483(2)     2,471,967(2)        294,530       4,884,985(2)
1.30%                                     6,957,077              80        4,914,577         7,041,597         180,540
1.45%                                       567,705              79          643,707           750,918          30,369
------------------------------------------------------------------------------------------------------------------------
Total                                  $166,408,594     $24,541,643      $91,075,515      $119,829,211     $29,089,243
------------------------------------------------------------------------------------------------------------------------

                                          RVS VP           RVS VP           RVS VP           RVS VP           RVS VP
                                         INC OPP,       MID CAP GRO,     MID CAP VAL,       S&P 500,     SHORT DURATION,
SUBACCOUNT                                 CL 3             CL 3             CL 3             CL 3             CL 3
                                     -----------------------------------------------------------------------------------
0.55%                                  $    214,643     $       347      $   200,480      $     15,176     $     3,193
0.75%                                    16,363,125       1,306,229        2,618,285         3,999,552       8,646,139
0.85%                                    34,470,698         121,228        3,210,988           222,771       1,324,798
0.95%                                    10,005,755       1,031,385        1,724,510         3,322,339       7,199,921
1.00%                                     3,571,508         103,102          398,716           375,397         876,277
1.05%                                    16,494,386         142,665        1,538,038           115,169         470,133
1.10%                                    11,763,437          22,286          676,612           124,789         334,513
1.20%                                     2,121,772          84,179          249,922           397,776         517,485
1.25%                                            --           2,197(1)            --                --              --
1.25%                                       281,731       2,861,004(2)        21,475                69           7,337
1.30%                                     6,077,713          28,615          448,697            36,102         356,679
1.45%                                       558,710           1,504           31,231             5,206         195,511
------------------------------------------------------------------------------------------------------------------------
Total                                  $101,923,478     $ 5,704,741      $11,118,954      $  8,614,346     $19,931,986
------------------------------------------------------------------------------------------------------------------------

                                          SEL VP           SEL VP           SEL VP          THDL VP          THDL VP
                                           GRO,         LG CAP VAL,      SM CAP VAL,       EMER MKTS,       INTL OPP,
SUBACCOUNT                                 CL 3             CL 3             CL 3             CL 3             CL 3
                                     -----------------------------------------------------------------------------------
0.55%                                  $        529     $        49      $        75      $    142,489     $     8,568
0.75%                                     2,725,789          85,241        1,310,036         8,077,167       1,649,134
0.85%                                       212,906          39,706           36,087         8,707,635         139,541
0.95%                                     1,349,430          60,450          756,132         5,710,990       1,559,062
1.00%                                       468,379          19,537          153,531         1,245,246         251,069
1.05%                                       163,504          25,697           66,257         4,577,009         234,723
1.10%                                        11,162           8,393           13,212         2,333,621          28,607
1.20%                                       198,931          16,131           95,062         1,052,403         140,776
1.25%                                            --              --               --            71,045(1)        3,667(1)
1.25%                                            65              63            2,655         6,831,320(2)    5,720,203(2)
1.30%                                        34,063              63            9,859         1,147,322          65,595
1.45%                                            64             590               66           103,802          23,803
------------------------------------------------------------------------------------------------------------------------
Total                                  $  5,164,822     $   255,920      $ 2,442,972      $ 40,000,049     $ 9,824,748
------------------------------------------------------------------------------------------------------------------------





                         RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    89

                                                THIRD           VANK LIT         VANK UIF         VANK UIF
                                                 AVE           COMSTOCK,          GLOBAL        MID CAP GRO,        WANGER
SUBACCOUNT                                       VAL             CL II       REAL EST, CL II       CL II             INTL
                                           -----------------------------------------------------------------------------------
0.55%                                        $        --      $   108,786      $    56,239       $    6,842      $   119,206
0.75%                                            831,254        9,596,283        2,692,289        1,080,751       15,151,674
0.85%                                                 --       11,378,771        5,659,491          296,128       13,858,995
0.95%                                          1,202,834        5,007,415        1,520,292          595,698        8,842,421
1.00%                                                 --        1,841,029          550,598          104,552        2,436,762
1.05%                                                 --        5,062,597        2,370,454          230,298        6,206,117
1.10%                                                 --        3,559,122        1,563,099          116,398        3,866,474
1.20%                                                 --        1,379,763          296,414          168,865        1,596,212
1.25%                                                 --               --               --               --               --
1.25%                                                 --           66,008           31,326           11,799           94,689
1.30%                                                 --        1,857,886          806,800           40,376        2,050,509
1.45%                                                 --          162,971           51,861            2,405          182,130
------------------------------------------------------------------------------------------------------------------------------
Total                                        $ 2,034,088      $40,020,631      $15,598,863       $2,654,112      $54,405,189
------------------------------------------------------------------------------------------------------------------------------

                                                                 WF ADV           WF ADV           WF ADV           WF ADV
                                                WANGER          VT INDEX            VT               VT               VT
SUBACCOUNT                                       USA          ASSET ALLOC       INTL CORE           OPP           SM CAP GRO
                                           -----------------------------------------------------------------------------------
0.55%                                        $    98,401      $        --      $        --       $       87      $     5,366
0.75%                                         15,792,855        2,059,656          643,046        1,038,117        2,283,735
0.85%                                         10,321,549               --               --           84,575          588,237
0.95%                                         10,595,427        1,156,945          163,845          978,191        1,454,182
1.00%                                          2,203,092          231,790           25,239          126,830          210,768
1.05%                                          4,591,968               --               --          157,456          590,785
1.10%                                          2,562,682               --               --           39,325          132,917
1.20%                                          1,610,141          101,061               75           55,572          324,589
1.25%                                                 --               --               --               --               --
1.25%                                             81,551               --               --            6,573           61,297
1.30%                                          1,421,386               --               --            2,551           54,448
1.45%                                             98,430               --               --            2,243            6,405
------------------------------------------------------------------------------------------------------------------------------
Total                                        $49,377,482      $ 3,549,452      $   832,205       $2,491,520      $ 5,712,729
------------------------------------------------------------------------------------------------------------------------------




  (1) Applicable to RAVA 4 Advantage, RAVA 4 Select and RAVA 4 Access products only.


  (2) Applicable to FPA product only.



9.  FINANCIAL HIGHLIGHTS



The following is a summary for each period in the five year period ended Dec. 31, 2009 of units, net assets and investment income ratios in addition to the accumulation unit values, total returns and expense ratios for variable annuity contracts with the highest and lowest expense.




                                                                                    FOR THE YEAR ENDED DEC. 31
                                      AT DEC. 31                   -----------------------------------------------------------
                    ---------------------------------------------                     EXPENSE RATIO
                      UNITS   ACCUMULATION UNIT VALUE  NET ASSETS     INVESTMENT        LOWEST TO            TOTAL RETURN
                     (000S)      LOWEST TO HIGHEST       (000S)    INCOME RATIO(1)      HIGHEST(2)       LOWEST TO HIGHEST(3)
                    ----------------------------------------------------------------------------------------------------------
INVESCO VI CAP
  APPR, SER I
2009                     790      $0.53  to  $0.52          $411         0.57%      0.75%   to  0.95%   20.17%      to   19.93%
2008                   1,101      $0.44  to  $0.43          $477            --      0.75%   to  0.95%  (42.92%)     to  (43.04%)
2007                   1,650      $0.77  to  $0.75        $1,253            --      0.75%   to  0.95%   11.17%      to   10.95%
2006                   1,938      $0.69  to  $0.68        $1,325         0.06%      0.75%   to  0.95%    5.51%      to    5.30%
2005                   2,111      $0.65  to  $0.65        $1,370         0.06%      0.75%   to  0.95%    8.02%      to    7.81%
------------------------------------------------------------------------------------------------------------------------------

INVESCO VI CAP APPR, SER II
2009                   6,937      $0.89  to  $0.84        $6,043         0.27%      0.55%   to  1.45%   20.05%      to   18.98%
2008                   8,123      $0.74  to  $0.70        $5,926            --      0.55%   to  1.45%  (42.94%)     to  (43.45%)
2007                   9,492      $1.30  to  $1.24       $12,160            --      0.55%   to  1.45%   11.12%      to   10.12%
2006                  10,168      $1.17  to  $1.13       $11,762            --      0.55%   to  1.45%    5.48%      to   10.65%(8)
2005                  12,337      $1.11  to  $1.34       $13,662            --      0.55%   to  1.20%    7.98%      to    7.29%
------------------------------------------------------------------------------------------------------------------------------



 90    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

                                                                                    FOR THE YEAR ENDED DEC. 31
                                      AT DEC. 31                   -----------------------------------------------------------
                    ---------------------------------------------                     EXPENSE RATIO
                      UNITS   ACCUMULATION UNIT VALUE  NET ASSETS     INVESTMENT        LOWEST TO            TOTAL RETURN
                     (000S)      LOWEST TO HIGHEST       (000S)    INCOME RATIO(1)      HIGHEST(2)       LOWEST TO HIGHEST(3)
                    ----------------------------------------------------------------------------------------------------------

INVESCO VI CAP DEV, SER I
2009                     501      $1.06  to  $1.04          $530            --      0.75%   to  0.95%   41.31%      to   41.02%
2008                     626      $0.75  to  $0.74          $469            --      0.75%   to  0.95%  (47.42%)     to  (47.53%)
2007                     798      $1.43  to  $1.41        $1,138            --      0.75%   to  0.95%   10.01%      to    9.79%
2006                     955      $1.30  to  $1.29        $1,238            --      0.75%   to  0.95%   15.65%      to   15.42%
2005                   1,145      $1.13  to  $1.11        $1,284            --      0.75%   to  0.95%    8.79%      to    8.57%
------------------------------------------------------------------------------------------------------------------------------

INVESCO VI CAP DEV, SER II
2009                   1,600      $1.08  to  $0.91        $1,708            --      0.55%   to  1.45%   41.21%      to   39.95%
2008                   2,060      $0.76  to  $0.65        $1,588            --      0.55%   to  1.45%  (47.42%)     to  (47.89%)
2007                   2,571      $1.45  to  $1.25        $3,873            --      0.55%   to  1.45%    9.94%      to    8.95%
2006                   2,255      $1.32  to  $1.15        $3,311            --      0.55%   to  1.45%   15.62%      to   12.15%(8)
2005                   1,938      $1.14  to  $1.60        $2,518            --      0.55%   to  1.20%    8.67%      to    7.97%
------------------------------------------------------------------------------------------------------------------------------

INVESCO VI CORE EQ, SER I
2009                   6,436      $1.71  to  $1.71       $11,112         1.75%      1.25%   to  1.25%   26.71%      to   26.71%
2008                   8,124      $1.35  to  $1.35       $11,053         1.89%      1.25%   to  1.25%  (31.01%)     to  (31.01%)
2007                  11,316      $1.96  to  $1.96       $22,274         0.96%      1.25%   to  1.25%    6.77%      to    6.77%
2006                  15,911      $1.83  to  $1.83       $29,289         0.50%      1.25%   to  1.25%   15.26%      to   15.26%
2005                  22,011      $1.59  to  $1.59       $35,121         1.39%      1.25%   to  1.25%    4.01%      to    4.01%
------------------------------------------------------------------------------------------------------------------------------

INVESCO VI DYN, SER I
2009                     358      $1.03  to  $1.45          $366            --      0.75%   to  1.20%   41.38%      to   40.74%
2008                     429      $0.73  to  $1.03          $312            --      0.75%   to  1.20%  (48.47%)     to  (48.70%)
2007                     615      $1.41  to  $2.01          $868            --      0.75%   to  1.20%   11.34%      to   10.84%
2006                     799      $1.27  to  $1.82        $1,013            --      0.75%   to  1.20%   15.25%      to   14.73%
2005                   1,004      $1.10  to  $1.58        $1,107            --      0.75%   to  1.20%    9.89%      to    9.40%
------------------------------------------------------------------------------------------------------------------------------

INVESCO VI FIN SERV, SER I
2009                   2,523      $0.50  to  $0.61        $1,375         3.65%      0.55%   to  1.20%   26.73%      to   25.91%
2008                   1,397      $0.39  to  $0.49          $600         3.44%      0.55%   to  1.20%  (59.67%)     to  (59.93%)
2007                     855      $0.98  to  $1.22          $913         1.36%      0.55%   to  1.20%  (22.64%)     to  (23.15%)
2006                   1,169      $1.26  to  $1.58        $1,638         1.59%      0.55%   to  1.20%   15.81%      to   15.06%
2005                   1,061      $1.09  to  $1.37        $1,271         1.27%      0.55%   to  1.20%    5.33%      to    4.65%
------------------------------------------------------------------------------------------------------------------------------

INVESCO VI FIN SERV, SER II
2009                   2,455      $0.45  to  $0.44        $1,097         3.84%      0.85%   to  1.45%   26.22%      to   25.47%
2008                   1,443      $0.36  to  $0.35          $511         3.36%      0.85%   to  1.45%  (59.90%)     to  (60.15%)
2007                     687      $0.89  to  $0.88          $608         3.08%      0.85%   to  1.45%  (23.05%)     to  (23.52%)
2006                      60      $1.15  to  $1.15           $69         5.89%      0.85%   to  1.45%   13.63%(8)   to   13.34%(8)
2005                      --         --         --            --            --         --          --      --               --
------------------------------------------------------------------------------------------------------------------------------

INVESCO VI GLOBAL HLTH, SER II
2009                   2,297      $1.02  to  $1.04        $2,382         0.12%      0.55%   to  1.45%   26.69%      to   25.56%
2008                   2,346      $0.81  to  $0.83        $1,923            --      0.55%   to  1.45%  (29.17%)     to  (29.81%)
2007                   1,965      $1.14  to  $1.19        $2,287            --      0.55%   to  1.45%   10.90%      to    9.90%
2006                   5,730      $1.03  to  $1.08        $5,980            --      0.55%   to  1.45%    3.11%(7)   to    5.97%(8)
2005                      --         --         --            --            --         --          --      --               --
------------------------------------------------------------------------------------------------------------------------------

INVESCO VI INTL GRO, SER II
2009                  42,710      $1.25  to  $1.07       $48,223         1.53%      0.55%   to  1.45%   34.17%      to   32.97%
2008                  36,094      $0.93  to  $0.80       $30,573         0.73%      0.55%   to  1.45%  (40.87%)     to  (41.40%)
2007                  15,301      $1.58  to  $1.37       $22,117         0.87%      0.55%   to  1.45%   13.82%      to   12.79%
2006                     220      $1.39  to  $1.22          $283         3.03%      0.55%   to  1.45%   27.18%      to   19.40%(8)
2005                      --      $1.09  to  $1.09            $1         1.50%      0.55%   to  1.20%    8.29%(5)   to    8.17%(5)
------------------------------------------------------------------------------------------------------------------------------



                         RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    91

                                                                                    FOR THE YEAR ENDED DEC. 31
                                      AT DEC. 31                   -----------------------------------------------------------
                    ---------------------------------------------                     EXPENSE RATIO
                      UNITS   ACCUMULATION UNIT VALUE  NET ASSETS     INVESTMENT        LOWEST TO            TOTAL RETURN
                     (000S)      LOWEST TO HIGHEST       (000S)    INCOME RATIO(1)      HIGHEST(2)       LOWEST TO HIGHEST(3)
                    ----------------------------------------------------------------------------------------------------------

INVESCO VI TECH, SER I
2009                   1,917      $1.07  to  $1.36        $1,483            --      0.55%   to  1.20%   56.54%      to   55.52%
2008                   1,972      $0.68  to  $0.88          $990            --      0.55%   to  1.20%  (44.81%)     to  (45.17%)
2007                   2,353      $1.24  to  $1.60        $2,117            --      0.55%   to  1.20%    7.11%      to    6.41%
2006                   2,508      $1.15  to  $1.50        $2,120            --      0.55%   to  1.20%    9.88%      to    9.17%
2005                   2,997      $1.05  to  $1.38        $2,366            --      0.55%   to  1.20%    1.61%      to    0.96%
------------------------------------------------------------------------------------------------------------------------------

AB VPS GLOBAL THEMATIC GRO, CL B
2009                   2,013      $1.08  to  $1.14        $2,257            --      0.55%   to  1.45%   52.30%      to   50.93%
2008                   1,663      $0.71  to  $0.75        $1,233            --      0.55%   to  1.45%  (47.75%)     to  (48.22%)
2007                   1,790      $1.36  to  $1.46        $2,537            --      0.55%   to  1.45%   19.23%      to   18.16%
2006                   2,041      $1.14  to  $1.23        $2,392            --      0.55%   to  1.45%    7.79%      to   21.02%(8)
2005                     270      $1.06  to  $1.06          $287            --      0.55%   to  1.20%    5.87%(5)   to    5.76%(5)
------------------------------------------------------------------------------------------------------------------------------

AB VPS GRO & INC, CL B
2009                   9,067      $0.92  to  $0.84        $8,650         3.51%      0.55%   to  1.45%   19.69%      to   18.62%
2008                  11,492      $0.77  to  $0.71        $9,184         1.84%      0.55%   to  1.45%  (41.02%)     to  (41.55%)
2007                  15,833      $1.30  to  $1.21       $21,599         1.20%      0.55%   to  1.45%    4.28%      to    3.34%
2006                  17,407      $1.25  to  $1.17       $22,976         1.16%      0.55%   to  1.45%   16.34%      to   14.81%(8)
2005                  18,545      $1.08  to  $1.41       $21,157         1.26%      0.55%   to  1.20%    4.02%      to    3.35%
------------------------------------------------------------------------------------------------------------------------------

AB VPS INTL VAL, CL B
2009                  30,983      $1.07  to  $0.78       $36,824         0.83%      0.55%   to  1.45%   33.62%      to   32.42%
2008                  60,527      $0.80  to  $0.59       $49,552         0.87%      0.55%   to  1.45%  (53.54%)     to  (53.96%)
2007                  40,252      $1.73  to  $1.28       $81,765         0.98%      0.55%   to  1.45%    5.00%      to    4.05%
2006                  26,216      $1.64  to  $1.23       $60,645         1.25%      0.55%   to  1.45%   34.38%      to   20.40%(8)
2005                  16,717      $1.22  to  $2.06       $31,785         0.46%      0.55%   to  1.20%   15.88%      to   15.13%
------------------------------------------------------------------------------------------------------------------------------

AB VPS LG CAP GRO, CL B
2009                     256      $1.04  to  $1.02          $267            --      0.85%   to  1.45%   35.94%      to   35.13%
2008                     171      $0.77  to  $0.76          $132            --      0.85%   to  1.45%  (40.33%)     to  (40.69%)
2007                     115      $1.29  to  $1.28          $149            --      0.85%   to  1.45%   12.65%      to   11.97%
2006                      15      $1.14  to  $1.14           $18            --      0.85%   to  1.45%   12.47%(8)   to   12.18%(8)
2005                      --         --         --            --            --         --          --      --               --
------------------------------------------------------------------------------------------------------------------------------

AC VP INTL, CL I
2009                     908      $0.88  to  $0.86          $790         2.17%      0.75%   to  0.95%   32.76%      to   32.50%
2008                   1,221      $0.66  to  $0.65          $801         0.91%      0.75%   to  0.95%  (45.24%)     to  (45.35%)
2007                   1,837      $1.21  to  $1.19        $2,203         0.64%      0.75%   to  0.95%   17.17%      to   16.93%
2006                   1,995      $1.03  to  $1.02        $2,045         1.66%      0.75%   to  0.95%   24.09%      to   23.85%
2005                   2,315      $0.83  to  $0.82        $1,915         1.15%      0.75%   to  0.95%   12.41%      to   12.18%
------------------------------------------------------------------------------------------------------------------------------

AC VP INTL, CL II
2009                   2,381      $1.26  to  $1.56        $2,948         2.04%      0.55%   to  1.20%   32.90%      to   32.04%
2008                   3,073      $0.95  to  $1.18        $2,900         0.67%      0.55%   to  1.20%  (45.20%)     to  (45.56%)
2007                   3,652      $1.73  to  $2.17        $6,327         0.52%      0.55%   to  1.20%   17.27%      to   16.50%
2006                   3,778      $1.48  to  $1.87        $5,576         1.42%      0.55%   to  1.20%   24.06%      to   23.26%
2005                   3,834      $1.19  to  $1.51        $4,601         0.96%      0.55%   to  1.20%   12.49%      to   11.76%
------------------------------------------------------------------------------------------------------------------------------

AC VP MID CAP VAL, CL II
2009                  13,136      $0.88  to  $1.06       $13,258         4.07%      0.55%   to  1.45%   29.09%      to   27.93%
2008                  17,191      $0.68  to  $0.83       $13,427         0.07%      0.55%   to  1.45%  (24.92%)     to  (25.60%)
2007                  17,422      $0.90  to  $1.12       $18,180         1.20%      0.55%   to  1.45%  (10.10%)(11) to   (3.84%)
2006                     281      $1.17  to  $1.16          $328         2.37%      0.85%   to  1.45%   15.11%(8)   to   14.81%(8)
2005                      --         --         --            --            --         --          --      --               --
------------------------------------------------------------------------------------------------------------------------------



 92    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

                                                                                    FOR THE YEAR ENDED DEC. 31
                                      AT DEC. 31                   -----------------------------------------------------------
                    ---------------------------------------------                     EXPENSE RATIO
                      UNITS   ACCUMULATION UNIT VALUE  NET ASSETS     INVESTMENT        LOWEST TO            TOTAL RETURN
                     (000S)      LOWEST TO HIGHEST       (000S)    INCOME RATIO(1)      HIGHEST(2)       LOWEST TO HIGHEST(3)
                    ----------------------------------------------------------------------------------------------------------

AC VP ULTRA, CL II
2009                   2,530      $0.93  to  $0.99        $2,403         0.16%      0.55%   to  1.45%   33.78%      to   32.59%
2008                   2,428      $0.69  to  $0.75        $1,737            --      0.55%   to  1.45%  (41.96%)     to  (42.49%)
2007                   2,318      $1.20  to  $1.30        $2,849            --      0.55%   to  1.45%   20.18%      to   19.09%
2006                  12,682      $1.00  to  $1.09       $13,004            --      0.55%   to  1.45%   (3.92%)     to    6.99%(8)
2005                   1,754      $1.04  to  $1.04        $1,816            --      0.55%   to  1.20%    3.73%(5)   to    3.62%(5)
------------------------------------------------------------------------------------------------------------------------------

AC VP VAL, CL I
2009                   1,000      $1.59  to  $1.56        $1,577         6.11%      0.75%   to  0.95%   18.97%      to   18.73%
2008                   7,121      $1.34  to  $1.78       $12,107         2.73%      0.75%   to  1.25%  (27.32%)     to  (27.69%)
2007                  11,636      $1.84  to  $2.46       $27,160         1.73%      0.75%   to  1.25%   (5.85%)     to   (6.32%)
2006                  16,509      $1.95  to  $2.63       $41,529         1.48%      0.75%   to  1.25%   17.77%      to   17.18%
2005                  21,842      $1.66  to  $2.24       $47,297         0.87%      0.75%   to  1.25%    4.25%      to    3.73%
------------------------------------------------------------------------------------------------------------------------------

AC VP VAL, CL II
2009                  13,656      $1.04  to  $0.92       $16,532         5.50%      0.55%   to  1.45%   19.07%      to   18.00%
2008                  15,321      $0.87  to  $0.78       $15,877         2.47%      0.55%   to  1.45%  (27.21%)     to  (27.86%)
2007                  21,545      $1.20  to  $1.09       $31,158         1.40%      0.55%   to  1.45%   (5.83%)     to   (6.68%)
2006                  21,607      $1.27  to  $1.16       $34,374         1.20%      0.55%   to  1.45%   17.82%      to   14.75%(8)
2005                  21,144      $1.08  to  $1.47       $28,929         0.61%      0.55%   to  1.20%    4.28%      to    3.61%
------------------------------------------------------------------------------------------------------------------------------

CALVERT VS SOCIAL BAL
2009                   2,397      $1.01  to  $1.15        $2,240         1.89%      0.55%   to  1.20%   24.61%      to   23.80%
2008                   3,219      $0.81  to  $0.93        $2,452         2.44%      0.55%   to  1.20%  (31.70%)     to  (32.14%)
2007                   3,616      $1.18  to  $1.37        $4,031         2.39%      0.55%   to  1.20%    2.19%      to    1.53%
2006                   3,695      $1.16  to  $1.35        $4,052         2.60%      0.55%   to  1.20%    8.18%      to    7.48%
2005                   3,158      $1.07  to  $1.26        $3,217         2.09%      0.55%   to  1.20%    5.07%      to    4.39%
------------------------------------------------------------------------------------------------------------------------------

COL HI YIELD, VS CL B
2009                   4,210      $1.16  to  $1.13        $4,838        10.64%      0.55%   to  1.45%   43.13%      to   41.84%
2008                   4,375      $0.81  to  $0.80        $3,525        10.58%      0.55%   to  1.45%  (25.17%)     to  (25.84%)
2007                   5,726      $1.09  to  $1.08        $6,188         5.15%      0.55%   to  1.45%    1.14%      to    0.23%
2006                   5,435      $1.07  to  $1.08        $5,824         3.34%      0.55%   to  1.45%    7.36%(6)   to    7.57%(8)
2005                      --         --         --            --            --         --          --      --               --
------------------------------------------------------------------------------------------------------------------------------

COL MARSICO GRO, VS CL A
2009                 119,442      $0.91  to  $0.96      $113,537         0.88%      0.55%   to  1.45%   25.97%      to   24.84%
2008                  83,757      $0.72  to  $0.77       $63,098         0.34%      0.55%   to  1.45%  (39.78%)     to  (40.32%)
2007                  48,572      $1.20  to  $1.29       $60,711         0.07%      0.55%   to  1.45%   16.83%      to   15.78%
2006                  21,577      $1.02  to  $1.12       $22,718            --      0.55%   to  1.45%    2.95%(7)   to   10.17%(8)
2005                      --         --         --            --            --         --          --      --               --
------------------------------------------------------------------------------------------------------------------------------

COL MARSICO INTL OPP, VS CL B
2009                   4,521      $0.89  to  $0.98        $4,184         1.90%      0.55%   to  1.45%   37.19%      to   35.96%
2008                   5,342      $0.65  to  $0.72        $3,602         1.34%      0.55%   to  1.45%  (48.77%)     to  (49.23%)
2007                   4,646      $1.27  to  $1.42        $6,072         0.17%      0.55%   to  1.45%   19.02%      to   17.94%
2006                  10,130      $1.07  to  $1.20       $11,237         0.53%      0.55%   to  1.45%    6.74%(7)   to   18.34%(8)
2005                      --         --         --            --            --         --          --      --               --
------------------------------------------------------------------------------------------------------------------------------

CS COMMODITY RETURN
2009                   4,680      $0.89  to  $0.88        $4,131        12.12%      0.55%   to  1.45%   18.82%      to   17.75%
2008                   4,073      $0.75  to  $0.75        $3,033         1.34%      0.55%   to  1.45%  (34.09%)     to  (34.69%)
2007                   2,413      $1.13  to  $1.14        $2,735         4.04%      0.55%   to  1.45%   16.68%      to   15.63%
2006                   9,027      $0.97  to  $0.99        $8,820         4.39%      0.55%   to  1.45%   (4.10%)(7)  to   (2.13%)(8)
2005                      --         --         --            --            --         --          --      --               --
------------------------------------------------------------------------------------------------------------------------------



                         RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    93

                                                                                    FOR THE YEAR ENDED DEC. 31
                                      AT DEC. 31                   -----------------------------------------------------------
                    ---------------------------------------------                     EXPENSE RATIO
                      UNITS   ACCUMULATION UNIT VALUE  NET ASSETS     INVESTMENT        LOWEST TO            TOTAL RETURN
                     (000S)      LOWEST TO HIGHEST       (000S)    INCOME RATIO(1)      HIGHEST(2)       LOWEST TO HIGHEST(3)
                    ----------------------------------------------------------------------------------------------------------

CS U.S. EQ FLEX I
2009                   5,113      $1.09  to  $0.98        $5,076         1.12%      0.75%   to  1.25%    8.52%(13)  to   23.12%
2008                   6,268      $0.80  to  $0.80        $5,014            --      1.25%   to  1.25%  (35.41%)     to  (35.41%)
2007                   9,029      $1.24  to  $1.24       $11,188            --      1.25%   to  1.25%   (2.07%)     to   (2.07%)
2006                  13,915      $1.26  to  $1.26       $17,607            --      1.25%   to  1.25%    3.47%      to    3.47%
2005                  20,254      $1.22  to  $1.22       $24,771            --      1.25%   to  1.25%   (3.89%)     to   (3.89%)
------------------------------------------------------------------------------------------------------------------------------

DREY VIF INTL EQ, SERV
2009                     285      $0.95  to  $0.93          $271         3.76%      0.85%   to  1.45%   23.83%      to   23.10%
2008                     280      $0.77  to  $0.76          $215         1.40%      0.85%   to  1.45%  (42.85%)     to  (43.19%)
2007                     186      $1.35  to  $1.34          $251         0.93%      0.85%   to  1.45%   15.85%      to   15.14%
2006                      60      $1.16  to  $1.16           $70            --      0.85%   to  1.45%   14.81%(8)   to   14.51%(8)
2005                      --         --         --            --            --         --          --      --               --
------------------------------------------------------------------------------------------------------------------------------

EV VT FLOATING-RATE INC
2009                  54,109      $1.08  to  $1.05       $57,630         4.79%      0.55%   to  1.45%   43.52%      to   42.23%
2008                  38,615      $0.76  to  $0.73       $28,774         5.74%      0.55%   to  1.45%  (27.54%)     to  (28.19%)
2007                  29,866      $1.04  to  $1.02       $30,846         6.25%      0.55%   to  1.45%    1.08%      to    0.16%
2006                  20,695      $1.03  to  $1.02       $21,264         6.14%      0.55%   to  1.45%    3.15%(7)   to    2.17%(8)
2005                      --         --         --            --            --         --          --      --               --
------------------------------------------------------------------------------------------------------------------------------

EG VA FUNDAMENTAL LG CAP, CL 2
2009                   2,766      $1.08  to  $1.07        $3,109         1.14%      0.75%   to  1.45%   34.73%      to   33.79%
2008                   2,014      $0.80  to  $0.80        $1,672         1.14%      0.75%   to  1.45%  (33.51%)     to  (33.97%)
2007                   2,486      $1.20  to  $1.21        $3,119         0.82%      0.75%   to  1.45%    7.20%      to    6.45%
2006                   2,817      $1.12  to  $1.13        $3,329         1.00%      0.75%   to  1.45%   11.56%      to   11.42%(8)
2005                   2,970      $1.00  to  $1.31        $3,141         0.76%      0.75%   to  1.20%    7.93%      to    7.45%
------------------------------------------------------------------------------------------------------------------------------

EG VA INTL EQ, CL 2
2009                  52,577      $1.13  to  $0.86       $49,158         0.27%      0.55%   to  1.45%   14.84%      to   13.81%
2008                   1,913      $0.98  to  $0.76        $1,793            --      0.55%   to  1.45%  (41.92%)     to  (42.44%)
2007                   2,622      $1.69  to  $1.32        $4,281         2.07%      0.55%   to  1.45%   14.09%      to   13.07%
2006                   3,121      $1.48  to  $1.16        $4,544         3.59%      0.55%   to  1.45%   22.21%      to   14.55%(8)
2005                   2,435      $1.21  to  $1.21        $2,945         3.75%      0.55%   to  1.20%   15.04%      to   14.30%
------------------------------------------------------------------------------------------------------------------------------

FID VIP CONTRAFUND, SERV CL 2
2009                  47,996      $0.93  to  $0.97       $45,708         0.92%      0.55%   to  1.45%   34.73%      to   33.52%
2008                  87,551      $0.69  to  $0.73       $62,382         0.96%      0.55%   to  1.45%  (43.01%)     to  (43.52%)
2007                  62,280      $1.21  to  $1.29       $77,767         0.88%      0.55%   to  1.45%   16.66%      to   15.61%
2006                  39,656      $1.03  to  $1.11       $41,947         1.73%      0.55%   to  1.45%    3.50%(7)   to    9.60%(8)
2005                      --         --         --            --            --         --          --      --               --
------------------------------------------------------------------------------------------------------------------------------

FID VIP GRO & INC, SERV CL
2009                   2,449      $0.89  to  $0.87        $2,163         0.95%      0.75%   to  0.95%   26.21%      to   25.96%
2008                   3,326      $0.70  to  $0.69        $2,329         0.87%      0.75%   to  0.95%  (42.21%)     to  (42.33%)
2007                   5,142      $1.22  to  $1.20        $6,229         1.66%      0.75%   to  0.95%   11.16%      to   10.94%
2006                   6,021      $1.10  to  $1.08        $6,567         0.85%      0.75%   to  0.95%   12.17%      to   11.94%
2005                   6,876      $0.98  to  $0.97        $6,693         1.42%      0.75%   to  0.95%    6.72%      to    6.51%
------------------------------------------------------------------------------------------------------------------------------

FID VIP GRO & INC, SERV CL 2
2009                  12,843      $0.98  to  $1.16       $13,318         0.83%      0.55%   to  1.20%   26.33%      to   25.50%
2008                  15,851      $0.78  to  $0.92       $13,101         0.84%      0.55%   to  1.20%  (42.21%)     to  (42.59%)
2007                  20,937      $1.34  to  $1.61       $30,036         1.39%      0.55%   to  1.20%   11.24%      to   10.52%
2006                  25,535      $1.21  to  $1.45       $33,068         0.71%      0.55%   to  1.20%   12.24%      to   11.51%
2005                  27,566      $1.08  to  $1.30       $31,921         1.23%      0.55%   to  1.20%    6.81%      to    6.12%
------------------------------------------------------------------------------------------------------------------------------



 94    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

                                                                                    FOR THE YEAR ENDED DEC. 31
                                      AT DEC. 31                   -----------------------------------------------------------
                    ---------------------------------------------                     EXPENSE RATIO
                      UNITS   ACCUMULATION UNIT VALUE  NET ASSETS     INVESTMENT        LOWEST TO            TOTAL RETURN
                     (000S)      LOWEST TO HIGHEST       (000S)    INCOME RATIO(1)      HIGHEST(2)       LOWEST TO HIGHEST(3)
                    ----------------------------------------------------------------------------------------------------------

FID VIP MID CAP, SERV CL
2009                   2,598      $1.83  to  $1.80        $4,717         0.54%      0.75%   to  0.95%   38.97%      to   38.69%
2008                   3,682      $1.32  to  $1.29        $4,814         0.33%      0.75%   to  0.95%  (39.96%)     to  (40.08%)
2007                   5,520      $2.19  to  $2.16       $12,021         0.71%      0.75%   to  0.95%   14.62%      to   14.39%
2006                   6,194      $1.91  to  $1.89       $11,782         0.26%      0.75%   to  0.95%   11.75%      to   11.53%
2005                   6,837      $1.71  to  $1.69       $11,648         1.59%      0.75%   to  0.95%   17.32%      to   17.09%
------------------------------------------------------------------------------------------------------------------------------

FID VIP MID CAP, SERV CL 2
2009                  43,897      $1.33  to  $1.04       $64,438         0.43%      0.55%   to  1.45%   38.99%      to   37.74%
2008                  58,773      $0.95  to  $0.76       $62,465         0.25%      0.55%   to  1.45%  (39.94%)     to  (40.48%)
2007                  46,042      $1.59  to  $1.27       $91,829         0.49%      0.55%   to  1.45%   14.70%      to   13.67%
2006                  37,997      $1.38  to  $1.12       $74,334         0.16%      0.55%   to  1.45%   11.79%      to    9.65%(8)
2005                  31,182      $1.24  to  $1.96       $57,959         1.46%      0.55%   to  1.20%   17.37%      to   16.61%
------------------------------------------------------------------------------------------------------------------------------

FID VIP OVERSEAS, SERV CL
2009                     776      $1.02  to  $1.00          $782         1.82%      0.75%   to  0.95%   25.49%      to   25.24%
2008                   1,106      $0.81  to  $0.80          $890         1.92%      0.75%   to  0.95%  (44.29%)     to  (44.40%)
2007                   1,970      $1.46  to  $1.44        $2,848         3.09%      0.75%   to  0.95%   16.32%      to   16.09%
2006                   2,274      $1.25  to  $1.24        $2,830         0.75%      0.75%   to  0.95%   17.07%      to   16.84%
2005                   2,233      $1.07  to  $1.06        $2,377         0.58%      0.75%   to  0.95%   18.08%      to   17.85%
------------------------------------------------------------------------------------------------------------------------------

FID VIP OVERSEAS, SERV CL 2
2009                   7,380      $1.19  to  $0.92        $9,290         1.83%      0.55%   to  1.45%   25.53%      to   24.41%
2008                   9,113      $0.94  to  $0.74        $9,254         2.13%      0.55%   to  1.45%  (44.27%)     to  (44.77%)
2007                  11,215      $1.69  to  $1.34       $20,979         2.89%      0.55%   to  1.45%   16.41%      to   15.36%
2006                  11,138      $1.46  to  $1.16       $18,398         0.69%      0.55%   to  1.45%   17.12%      to   14.68%(8)
2005                  10,918      $1.24  to  $1.75       $15,626         0.48%      0.55%   to  1.20%   18.12%      to   17.37%
------------------------------------------------------------------------------------------------------------------------------

FTVIPT FRANK GLOBAL REAL EST, CL 2
2009                   6,777      $0.76  to  $0.63        $8,474        12.94%      0.55%   to  1.45%   18.43%      to   17.37%
2008                   8,312      $0.64  to  $0.54        $9,000         1.02%      0.55%   to  1.45%  (42.71%)     to  (43.22%)
2007                  11,942      $1.12  to  $0.95       $23,237         2.44%      0.55%   to  1.45%  (21.30%)     to  (22.01%)
2006                  15,867      $1.42  to  $1.22       $40,604         2.07%      0.55%   to  1.45%   19.92%      to   19.87%(8)
2005                  17,091      $1.19  to  $1.99       $37,630         1.38%      0.55%   to  1.20%   12.85%      to   12.12%
------------------------------------------------------------------------------------------------------------------------------

FTVIPT FRANK SM CAP VAL, CL 2
2009                   7,494      $1.09  to  $0.92       $11,588         1.66%      0.55%   to  1.45%   28.45%      to   27.30%
2008                   8,307      $0.85  to  $0.72       $10,292         1.16%      0.55%   to  1.45%  (33.38%)     to  (33.98%)
2007                  10,936      $1.27  to  $1.10       $21,074         0.65%      0.55%   to  1.45%   (2.92%)     to   (3.79%)
2006                  11,113      $1.31  to  $1.14       $23,423         0.64%      0.55%   to  1.45%   16.34%      to   11.41%(8)
2005                   9,779      $1.12  to  $1.71       $18,464         0.74%      0.55%   to  1.20%    8.17%      to    7.47%
------------------------------------------------------------------------------------------------------------------------------

FTVIPT MUTUAL SHARES SEC, CL 2
2009                  14,798      $1.09  to  $0.89       $16,820         1.93%      0.55%   to  1.45%   25.36%      to   24.23%
2008                  16,737      $0.87  to  $0.72       $15,409         2.91%      0.55%   to  1.45%  (37.45%)     to  (38.02%)
2007                  20,731      $1.39  to  $1.16       $31,127         1.40%      0.55%   to  1.45%    2.91%      to    1.98%
2006                  17,585      $1.35  to  $1.14       $26,781         1.29%      0.55%   to  1.45%   17.73%      to   12.20%(8)
2005                  13,184      $1.15  to  $1.49       $17,394         0.89%      0.55%   to  1.20%    9.95%      to    9.24%
------------------------------------------------------------------------------------------------------------------------------

GS VIT MID CAP VAL, INST
2009                   9,048      $1.15  to  $1.65       $17,889         1.70%      0.55%   to  1.20%   32.42%      to   31.56%
2008                  11,725      $0.87  to  $1.25       $17,534         0.86%      0.55%   to  1.20%  (37.40%)     to  (37.80%)
2007                  18,020      $1.39  to  $2.02       $42,946         0.70%      0.55%   to  1.20%    2.63%      to    1.97%
2006                  21,391      $1.36  to  $1.98       $49,689         0.90%      0.55%   to  1.20%   15.53%      to   14.78%
2005                  22,121      $1.17  to  $1.72       $44,587         0.72%      0.55%   to  1.20%   12.21%      to   11.48%
------------------------------------------------------------------------------------------------------------------------------



                         RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    95

                                                                                    FOR THE YEAR ENDED DEC. 31
                                      AT DEC. 31                   -----------------------------------------------------------
                    ---------------------------------------------                     EXPENSE RATIO
                      UNITS   ACCUMULATION UNIT VALUE  NET ASSETS     INVESTMENT        LOWEST TO            TOTAL RETURN
                     (000S)      LOWEST TO HIGHEST       (000S)    INCOME RATIO(1)      HIGHEST(2)       LOWEST TO HIGHEST(3)
                    ----------------------------------------------------------------------------------------------------------

GS VIT STRUCTD SM CAP EQ, INST
2009                     283      $1.14  to  $1.12          $317         1.16%      0.75%   to  0.95%   26.72%      to   26.47%
2008                     337      $0.90  to  $0.88          $299         0.62%      0.75%   to  0.95%  (34.52%)     to  (34.65%)
2007                     506      $1.37  to  $1.35          $686         0.36%      0.75%   to  0.95%  (17.11%)     to  (17.28%)
2006                     612      $1.65  to  $1.63        $1,005         0.62%      0.75%   to  0.95%   11.43%      to   11.21%
2005                     707      $1.48  to  $1.47        $1,042         0.23%      0.75%   to  0.95%    5.28%      to    5.07%
------------------------------------------------------------------------------------------------------------------------------

GS VIT STRUCTD U.S. EQ, INST
2009                  10,686      $0.90  to  $0.81        $8,679         1.97%      0.55%   to  1.45%   20.48%      to   19.40%
2008                  13,087      $0.75  to  $0.68        $8,874         1.45%      0.55%   to  1.45%  (37.35%)     to  (37.91%)
2007                  17,065      $1.20  to  $1.09       $18,570         0.97%      0.55%   to  1.45%   (2.17%)     to   (3.05%)
2006                  19,773      $1.22  to  $1.13       $22,050         1.03%      0.55%   to  1.45%   12.27%      to   10.42%(8)
2005                  21,018      $1.09  to  $1.44       $20,965         1.12%      0.55%   to  1.20%    5.93%      to    5.24%
------------------------------------------------------------------------------------------------------------------------------

JANUS ASPEN ENTERPRISE, SERV
2009                   1,315      $0.57  to  $0.56          $743            --      0.75%   to  0.95%   43.36%      to   43.08%
2008                   1,546      $0.39  to  $0.39          $610         0.06%      0.75%   to  0.95%  (44.28%)     to  (44.39%)
2007                   1,812      $0.71  to  $0.70        $1,283         0.07%      0.75%   to  0.95%   20.82%      to   20.59%
2006                   2,074      $0.59  to  $0.58        $1,215            --      0.75%   to  0.95%   12.46%      to   12.24%
2005                   2,428      $0.52  to  $0.52        $1,267            --      0.75%   to  0.95%   11.19%      to   10.97%
------------------------------------------------------------------------------------------------------------------------------

JANUS ASPEN GLOBAL TECH, SERV
2009                   2,342      $0.46  to  $1.61        $1,119            --      0.75%   to  1.20%   55.72%      to   55.03%
2008                   2,236      $0.30  to  $1.04          $686         0.09%      0.75%   to  1.20%  (44.39%)     to  (44.64%)
2007                   2,511      $0.54  to  $1.88        $1,393         0.35%      0.75%   to  1.20%   20.78%      to   20.24%
2006                   2,334      $0.44  to  $1.56        $1,085            --      0.75%   to  1.20%    7.03%      to    6.54%
2005                   2,443      $0.41  to  $1.47        $1,061            --      0.75%   to  1.20%   10.72%      to   10.22%
------------------------------------------------------------------------------------------------------------------------------

JANUS ASPEN JANUS, SERV
2009                 114,211      $0.86  to  $0.84       $97,037         0.38%      0.55%   to  1.45%   35.27%      to   34.06%
2008                  82,507      $0.63  to  $0.63       $52,029         0.64%      0.55%   to  1.45%  (40.20%)     to  (40.74%)
2007                  49,113      $1.06  to  $1.06       $51,993         0.66%      0.55%   to  1.45%    6.28%(11)  to    5.64%(11)
2006                      --         --         --            --            --         --          --      --               --
2005                      --         --         --            --            --         --          --      --               --
------------------------------------------------------------------------------------------------------------------------------

JANUS ASPEN OVERSEAS, SERV
2009                   6,188      $1.56  to  $3.04        $9,832         0.40%      0.75%   to  1.20%   77.73%      to   76.94%
2008                   8,127      $0.88  to  $1.72        $7,252         1.13%      0.75%   to  1.20%  (52.59%)     to  (52.80%)
2007                  10,021      $1.85  to  $3.64       $19,104         0.45%      0.75%   to  1.20%   27.06%      to   26.48%
2006                   9,436      $1.46  to  $2.88       $14,156         1.91%      0.75%   to  1.20%   45.54%      to   44.89%
2005                   9,115      $1.00  to  $1.99        $9,380         1.09%      0.75%   to  1.20%   30.96%      to   30.37%
------------------------------------------------------------------------------------------------------------------------------

LM CB VAR SM CAP GRO, CL I
2009                     622      $0.85  to  $0.83          $526            --      0.55%   to  1.45%   41.99%      to   40.72%
2008                     518      $0.60  to  $0.59          $310            --      0.55%   to  1.45%  (41.03%)     to  (41.57%)
2007                     471      $1.02  to  $1.01          $480            --      0.55%   to  1.45%    2.01%(10)  to    1.39%(10)
2006                      --         --         --            --            --         --          --      --               --
2005                      --         --         --            --            --         --          --      --               --
------------------------------------------------------------------------------------------------------------------------------

MFS INV GRO STOCK, SERV CL
2009                   7,699      $1.10  to  $1.05        $5,293         0.44%      0.55%   to  1.45%   38.33%      to   37.09%
2008                   8,742      $0.79  to  $0.77        $4,287         0.30%      0.55%   to  1.45%  (37.33%)     to  (37.89%)
2007                  10,490      $1.26  to  $1.23        $8,181         0.09%      0.55%   to  1.45%   10.41%      to    9.41%
2006                  13,195      $1.14  to  $1.13        $9,319            --      0.55%   to  1.45%    6.72%      to   11.09%(8)
2005                  14,893      $1.07  to  $1.25        $9,835         0.14%      0.55%   to  1.20%    3.66%      to    2.99%
------------------------------------------------------------------------------------------------------------------------------



 96    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

                                                                                    FOR THE YEAR ENDED DEC. 31
                                      AT DEC. 31                   -----------------------------------------------------------
                    ---------------------------------------------                     EXPENSE RATIO
                      UNITS   ACCUMULATION UNIT VALUE  NET ASSETS     INVESTMENT        LOWEST TO            TOTAL RETURN
                     (000S)      LOWEST TO HIGHEST       (000S)    INCOME RATIO(1)      HIGHEST(2)       LOWEST TO HIGHEST(3)
                    ----------------------------------------------------------------------------------------------------------

MFS NEW DIS, SERV CL
2009                   4,192      $1.21  to  $1.48        $3,911            --      0.55%   to  1.20%   62.03%      to   60.98%
2008                   5,008      $0.75  to  $0.92        $2,907            --      0.55%   to  1.20%  (39.85%)     to  (40.24%)
2007                   6,207      $1.24  to  $1.54        $6,046            --      0.55%   to  1.20%    1.69%      to    1.02%
2006                   7,302      $1.22  to  $1.52        $7,048            --      0.55%   to  1.20%   12.31%      to   11.59%
2005                   8,986      $1.09  to  $1.37        $7,754            --      0.55%   to  1.20%    4.46%      to    3.78%
------------------------------------------------------------------------------------------------------------------------------

MFS UTILITIES, SERV CL
2009                   6,819      $1.66  to  $1.22       $11,375         4.69%      0.55%   to  1.45%   32.14%      to   30.96%
2008                   7,505      $1.26  to  $0.93        $9,753         1.35%      0.55%   to  1.45%  (38.15%)     to  (38.71%)
2007                   8,562      $2.03  to  $1.51       $18,508         0.82%      0.55%   to  1.45%   26.85%      to   25.71%
2006                   7,956      $1.60  to  $1.20       $14,493         1.83%      0.55%   to  1.45%   30.24%      to   18.69%(8)
2005                   5,835      $1.23  to  $2.02        $8,430         0.44%      0.55%   to  1.20%   15.93%      to   15.19%
------------------------------------------------------------------------------------------------------------------------------

NB AMT INTL, CL S
2009                  24,662      $0.76  to  $0.84       $20,307         3.72%      0.55%   to  1.45%   33.77%      to   32.57%
2008                  23,603      $0.57  to  $0.64       $14,506            --      0.55%   to  1.45%  (46.73%)     to  (47.21%)
2007                  17,665      $1.07  to  $1.20       $20,385         2.13%      0.55%   to  1.45%    2.64%      to    1.72%
2006                   9,756      $1.05  to  $1.18       $10,638         1.30%      0.55%   to  1.45%    4.11%(7)   to   17.74%(8)
2005                      --         --         --            --            --         --          --      --               --
------------------------------------------------------------------------------------------------------------------------------

NB AMT SOC RESPONSIVE, CL S
2009                     291      $0.97  to  $0.95          $283         2.11%      0.85%   to  1.45%   30.20%      to   29.42%
2008                     276      $0.75  to  $0.74          $206         1.87%      0.85%   to  1.45%  (39.94%)     to  (40.30%)
2007                     275      $1.25  to  $1.24          $342         0.02%      0.85%   to  1.45%    6.46%      to    5.82%
2006                     204      $1.17  to  $1.17          $239            --      0.85%   to  1.45%   14.92%(8)   to   14.62%(8)
2005                      --         --         --            --            --         --          --      --               --
------------------------------------------------------------------------------------------------------------------------------

OPPEN GLOBAL SEC VA, SERV
2009                   6,462      $1.23  to  $1.00        $7,419         1.96%      0.55%   to  1.45%   38.59%      to   37.35%
2008                   7,197      $0.89  to  $0.72        $6,000         1.32%      0.55%   to  1.45%  (40.66%)     to  (41.19%)
2007                   8,439      $1.50  to  $1.23       $12,037         1.11%      0.55%   to  1.45%    5.50%      to    4.55%
2006                   7,587      $1.42  to  $1.18       $10,525         0.67%      0.55%   to  1.45%   16.72%      to   15.96%(8)
2005                   3,888      $1.22  to  $1.21        $4,707         0.24%      0.55%   to  1.20%   13.44%      to   12.70%
------------------------------------------------------------------------------------------------------------------------------

OPPEN MAIN ST SM CAP VA, SERV
2009                   2,613      $1.07  to  $0.92        $2,653         0.66%      0.55%   to  1.45%   36.13%      to   34.91%
2008                   2,861      $0.79  to  $0.68        $2,154         0.29%      0.55%   to  1.45%  (38.34%)     to  (38.90%)
2007                   3,794      $1.28  to  $1.12        $4,671         0.14%      0.55%   to  1.45%   (1.94%)     to   (2.82%)
2006                   2,782      $1.30  to  $1.15        $3,565         0.02%      0.55%   to  1.45%   14.03%      to   11.94%(8)
2005                   1,160      $1.14  to  $1.13        $1,319            --      0.55%   to  1.20%    9.12%      to    8.41%
------------------------------------------------------------------------------------------------------------------------------

OPPEN GLOBAL STRATEGIC INC VA, SERV
2009                 137,869      $1.21  to  $1.12      $160,430         0.23%      0.55%   to  1.45%   17.76%      to   16.70%
2008                 122,873      $1.03  to  $0.96      $122,363         4.40%      0.55%   to  1.45%  (14.95%)     to  (15.72%)
2007                 106,204      $1.21  to  $1.14      $125,150         2.45%      0.55%   to  1.45%    8.95%      to    7.97%
2006                  49,885      $1.11  to  $1.06       $54,689         2.95%      0.55%   to  1.45%    6.65%      to    5.92%(8)
2005                  18,152      $1.04  to  $1.03       $18,845         0.78%      0.55%   to  1.20%    1.92%      to    1.26%
------------------------------------------------------------------------------------------------------------------------------

OPPEN VAL VA, SERV
2009                   1,286      $0.85  to  $0.84        $1,094         0.16%      0.85%   to  1.45%   31.45%      to   30.66%
2008                   1,208      $0.65  to  $0.64          $783         0.87%      0.85%   to  1.45%  (42.11%)     to  (42.46%)
2007                     678      $1.12  to  $1.11          $759         0.52%      0.85%   to  1.45%    4.80%      to    4.17%
2006                      54      $1.07  to  $1.07           $58            --      0.85%   to  1.45%    6.99%(9)   to    6.81%(9)
2005                      --         --         --            --            --         --          --      --               --
------------------------------------------------------------------------------------------------------------------------------



                         RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    97

                                                                                    FOR THE YEAR ENDED DEC. 31
                                      AT DEC. 31                   -----------------------------------------------------------
                    ---------------------------------------------                     EXPENSE RATIO
                      UNITS   ACCUMULATION UNIT VALUE  NET ASSETS     INVESTMENT        LOWEST TO            TOTAL RETURN
                     (000S)      LOWEST TO HIGHEST       (000S)    INCOME RATIO(1)      HIGHEST(2)       LOWEST TO HIGHEST(3)
                    ----------------------------------------------------------------------------------------------------------

PIMCO VIT ALL ASSET, ADVISOR CL
2009                  70,295      $1.13  to  $1.10       $78,840         6.92%      0.55%   to  1.45%   20.76%      to   19.68%
2008                  74,659      $0.94  to  $0.92       $69,596         6.53%      0.55%   to  1.45%  (16.37%)     to  (17.12%)
2007                  51,815      $1.12  to  $1.11       $57,982         8.16%      0.55%   to  1.45%    7.59%      to    6.62%
2006                  31,227      $1.04  to  $1.04       $32,574         9.00%      0.55%   to  1.45%    4.65%(7)   to    4.22%(8)
2005                      --         --         --            --            --         --          --      --               --
------------------------------------------------------------------------------------------------------------------------------

PUT VT GLOBAL HLTH CARE, CL IB
2009                   1,463      $1.22  to  $1.34        $1,695        11.57%      0.55%   to  1.20%   25.31%      to   24.50%
2008                   1,931      $0.97  to  $1.08        $1,788            --      0.55%   to  1.20%  (17.52%)     to  (18.06%)
2007                   2,313      $1.18  to  $1.31        $2,612         0.82%      0.55%   to  1.20%   (1.15%)     to   (1.79%)
2006                   2,895      $1.19  to  $1.34        $3,345         0.36%      0.55%   to  1.20%    2.23%      to    1.57%
2005                   3,501      $1.17  to  $1.32        $3,987         0.06%      0.55%   to  1.20%   12.58%      to   11.85%
------------------------------------------------------------------------------------------------------------------------------

PUT VT INTL EQ, CL IB
2009                   2,180      $1.11  to  $1.48        $2,676            --      0.55%   to  1.20%   23.95%      to   23.15%
2008                   2,934      $0.90  to  $1.20        $2,906         2.27%      0.55%   to  1.20%  (44.26%)     to  (44.62%)
2007                   4,260      $1.61  to  $2.17        $7,588         2.88%      0.55%   to  1.20%    7.77%      to    7.07%
2006                   4,789      $1.50  to  $2.02        $7,918         0.62%      0.55%   to  1.20%   27.03%      to   26.20%
2005                   5,645      $1.18  to  $1.60        $7,374         1.43%      0.55%   to  1.20%   11.58%      to   10.86%
------------------------------------------------------------------------------------------------------------------------------

PUT VT NEW OPP, CL IA
2009                   5,013      $1.13  to  $1.13        $5,674         0.70%      1.25%   to  1.25%   30.84%      to   30.84%
2008                   6,554      $0.86  to  $0.86        $5,669         0.32%      1.25%   to  1.25%  (39.38%)     to  (39.38%)
2007                   8,906      $1.43  to  $1.43       $12,707         0.17%      1.25%   to  1.25%    4.69%      to    4.69%
2006                  12,653      $1.36  to  $1.36       $17,241         0.18%      1.25%   to  1.25%    7.48%      to    7.48%
2005                  17,270      $1.27  to  $1.27       $21,892         0.38%      1.25%   to  1.25%    8.96%      to    8.96%
------------------------------------------------------------------------------------------------------------------------------

PUT VT VISTA, CL IB
2009                   2,400      $0.96  to  $1.26        $1,225            --      0.55%   to  1.20%   37.99%      to   37.09%
2008                   2,776      $0.69  to  $0.92        $1,018            --      0.55%   to  1.20%  (45.84%)     to  (46.20%)
2007                   3,609      $1.28  to  $1.71        $2,436            --      0.55%   to  1.20%    3.24%      to    2.57%
2006                   4,059      $1.24  to  $1.66        $2,664            --      0.55%   to  1.20%    4.88%      to    4.20%
2005                   4,962      $1.18  to  $1.60        $3,111            --      0.55%   to  1.20%   11.54%      to   10.81%
------------------------------------------------------------------------------------------------------------------------------

ROYCE MICRO-CAP, INVEST CL
2009                     582      $2.23  to  $2.19        $1,286            --      0.75%   to  0.95%   56.86%      to   56.55%
2008                     740      $1.42  to  $1.40        $1,044         1.93%      0.75%   to  0.95%  (43.69%)     to  (43.81%)
2007                   1,270      $2.53  to  $2.49        $3,185         1.38%      0.75%   to  0.95%    3.20%      to    2.99%
2006                   1,484      $2.45  to  $2.42        $3,611         0.18%      0.75%   to  0.95%   20.17%      to   19.93%
2005                   1,683      $2.04  to  $2.02        $3,411         0.53%      0.75%   to  0.95%   10.78%      to   10.56%
------------------------------------------------------------------------------------------------------------------------------

DISC ASSET ALLOC, AGGR
2009                     107      $0.87  to  $0.86           $93            --      0.55%   to  1.45%   23.12%      to   22.02%
2008                      16      $0.71  to  $0.71           $12            --      0.55%   to  1.45%  (29.70%)(12) to  (30.12%)(12)
2007                      --         --         --            --            --         --          --      --               --
2006                      --         --         --            --            --         --          --      --               --
2005                      --         --         --            --            --         --          --      --               --
------------------------------------------------------------------------------------------------------------------------------

DISC ASSET ALLOC, CONSERV
2009                     991      $0.98  to  $0.96          $963            --      0.55%   to  1.45%   16.22%      to   15.18%
2008                     662      $0.84  to  $0.84          $555            --      0.55%   to  1.45%  (16.24%)(12) to  (16.74%)(12)
2007                      --         --         --            --            --         --          --      --               --
2006                      --         --         --            --            --         --          --      --               --
2005                      --         --         --            --            --         --          --      --               --
------------------------------------------------------------------------------------------------------------------------------



 98    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

                                                                                    FOR THE YEAR ENDED DEC. 31
                                      AT DEC. 31                   -----------------------------------------------------------
                    ---------------------------------------------                     EXPENSE RATIO
                      UNITS   ACCUMULATION UNIT VALUE  NET ASSETS     INVESTMENT        LOWEST TO            TOTAL RETURN
                     (000S)      LOWEST TO HIGHEST       (000S)    INCOME RATIO(1)      HIGHEST(2)       LOWEST TO HIGHEST(3)
                    ----------------------------------------------------------------------------------------------------------

DISC ASSET ALLOC, MOD
2009                   2,479      $0.91  to  $0.90        $2,252            --      0.55%   to  1.45%   20.05%      to   18.98%
2008                   1,189      $0.76  to  $0.76          $903            --      0.55%   to  1.45%  (24.58%)(12) to  (25.03%)(12)
2007                      --         --         --            --            --         --          --      --               --
2006                      --         --         --            --            --         --          --      --               --
2005                      --         --         --            --            --         --          --      --               --
------------------------------------------------------------------------------------------------------------------------------

DISC ASSET ALLOC, MOD AGGR
2009                     491      $0.89  to  $0.88          $436            --      0.55%   to  1.45%   21.52%      to   20.44%
2008                     254      $0.74  to  $0.73          $187            --      0.55%   to  1.45%  (27.03%)(12) to  (27.47%)(12)
2007                      --         --         --            --            --         --          --      --               --
2006                      --         --         --            --            --         --          --      --               --
2005                      --         --         --            --            --         --          --      --               --
------------------------------------------------------------------------------------------------------------------------------

DISC ASSET ALLOC, MOD CONSERV
2009                   2,180      $0.94  to  $0.93        $2,041            --      0.55%   to  1.45%   18.27%      to   17.21%
2008                     905      $0.80  to  $0.79          $720            --      0.55%   to  1.45%  (20.96%)(12) to  (21.43%)(12)
2007                      --         --         --            --            --         --          --      --               --
2006                      --         --         --            --            --         --          --      --               --
2005                      --         --         --            --            --         --          --      --               --
------------------------------------------------------------------------------------------------------------------------------

VP DAVIS NY VENTURE, CL 3
2009                 111,725      $0.90  to  $0.89      $100,695            --      0.55%   to  1.45%   30.61%      to   29.44%
2008                  61,389      $0.69  to  $0.69       $42,472         0.03%      0.55%   to  1.45%  (38.92%)     to  (39.47%)
2007                  35,754      $1.12  to  $1.14       $40,604         1.01%      0.55%   to  1.45%    3.27%      to    2.34%
2006                  24,070      $1.09  to  $1.11       $26,374         0.99%      0.55%   to  1.45%    8.85%(7)   to   10.86%(8)
2005                      --         --         --            --            --         --          --      --               --
------------------------------------------------------------------------------------------------------------------------------

VP GS MID CAP VAL, CL 3
2009                     361      $1.08  to  $0.98          $378            --      0.55%   to  1.45%   35.88%      to   34.66%
2008                     468      $0.80  to  $0.73          $365            --      0.55%   to  1.45%  (37.03%)     to  (37.60%)
2007                     701      $1.27  to  $1.17          $872         1.06%      0.55%   to  1.45%    5.45%      to    4.50%
2006                     607      $1.20  to  $1.12          $725         2.11%      0.55%   to  1.45%   15.19%      to   10.26%(8)
2005                     570      $1.04  to  $1.03          $592         0.56%      0.55%   to  1.20%   (0.05%)     to   (0.69%)
------------------------------------------------------------------------------------------------------------------------------

VP PTNRS SM CAP VAL, CL 3
2009                  61,313      $1.16  to  $0.98       $71,928            --      0.55%   to  1.45%   35.80%      to   34.59%
2008                  56,048      $0.85  to  $0.73       $49,967         0.10%      0.55%   to  1.45%  (31.95%)     to  (32.56%)
2007                  39,129      $1.25  to  $1.08       $54,345         0.89%      0.55%   to  1.45%   (5.42%)     to   (6.27%)
2006                  16,174      $1.32  to  $1.16       $28,882         0.41%      0.55%   to  1.45%   19.59%      to   13.10%(8)
2005                  13,546      $1.11  to  $1.68       $21,730         0.22%      0.55%   to  1.20%    5.19%      to    4.51%
------------------------------------------------------------------------------------------------------------------------------

RVS VP BAL, CL 3
2009                   9,658      $1.05  to  $0.95       $11,637            --      0.55%   to  1.45%   23.55%      to   22.44%
2008                   8,677      $0.85  to  $0.77        $9,231         0.28%      0.55%   to  1.45%  (30.30%)     to  (30.92%)
2007                  13,925      $1.22  to  $1.12       $21,090         2.84%      0.55%   to  1.45%    1.17%      to    0.27%
2006                  15,340      $1.20  to  $1.12       $24,281         2.46%      0.55%   to  1.45%   13.76%      to   10.40%(8)
2005                  19,036      $1.06  to  $1.54       $27,184         2.58%      0.55%   to  1.25%    3.36%      to    2.63%
------------------------------------------------------------------------------------------------------------------------------

RVS VP CASH MGMT, CL 3
2009                  38,573      $1.12  to  $1.04       $43,299         0.07%      0.55%   to  1.45%   (0.40%)     to   (1.29%)
2008                  65,574      $1.13  to  $1.06       $74,279         2.24%      0.55%   to  1.45%    1.72%      to    0.80%
2007                  50,866      $1.11  to  $1.05       $57,513         4.72%      0.55%   to  1.45%    4.24%      to    3.32%
2006                  37,748      $1.06  to  $1.01       $41,386         4.44%      0.55%   to  1.45%    3.91%      to    1.37%(8)
2005                  24,998      $1.02  to  $1.20       $26,813         2.56%      0.55%   to  1.25%    2.05%      to    1.34%
------------------------------------------------------------------------------------------------------------------------------



                         RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    99

                                                                                    FOR THE YEAR ENDED DEC. 31
                                      AT DEC. 31                   -----------------------------------------------------------
                    ---------------------------------------------                     EXPENSE RATIO
                      UNITS   ACCUMULATION UNIT VALUE  NET ASSETS     INVESTMENT        LOWEST TO            TOTAL RETURN
                     (000S)      LOWEST TO HIGHEST       (000S)    INCOME RATIO(1)      HIGHEST(2)       LOWEST TO HIGHEST(3)
                    ----------------------------------------------------------------------------------------------------------

RVS VP DIV BOND, CL 3
2009                 219,232      $1.18  to  $1.12      $269,617         4.24%      0.55%   to  1.45%   13.79%      to   12.77%
2008                 198,995      $1.03  to  $0.99      $218,338         0.39%      0.55%   to  1.45%   (6.83%)     to   (7.66%)
2007                 169,601      $1.11  to  $1.07      $203,508         4.75%      0.55%   to  1.45%    4.62%      to    3.68%
2006                  98,054      $1.06  to  $1.03      $120,156         4.39%      0.55%   to  1.45%    3.84%      to    3.48%(8)
2005                  55,403      $1.02  to  $1.37       $69,868         3.71%      0.55%   to  1.25%    1.56%      to    0.85%
------------------------------------------------------------------------------------------------------------------------------

RVS VP DIV EQ INC, CL 3
2009                 150,449      $1.14  to  $0.89      $166,409            --      0.55%   to  1.45%   26.76%      to   25.62%
2008                 121,100      $0.90  to  $0.71      $108,641         0.07%      0.55%   to  1.45%  (40.79%)     to  (41.32%)
2007                  85,687      $1.52  to  $1.21      $141,740         1.58%      0.55%   to  1.45%    7.43%      to    6.46%
2006                  63,429      $1.41  to  $1.14      $108,302         1.42%      0.55%   to  1.45%   19.09%      to   11.56%(8)
2005                  35,077      $1.18  to  $1.82       $54,221         1.61%      0.55%   to  1.20%   12.88%      to   12.15%
------------------------------------------------------------------------------------------------------------------------------

RVS VP DYN EQ, CL 3
2009                  29,751      $0.91  to  $0.82       $24,542            --      0.55%   to  1.45%   23.47%      to   22.36%
2008                  37,045      $0.73  to  $0.67       $24,974         0.24%      0.55%   to  1.45%  (42.48%)     to  (43.00%)
2007                  49,136      $1.28  to  $1.17       $58,585         1.30%      0.55%   to  1.45%    2.37%      to    1.46%
2006                  61,632      $1.25  to  $1.16       $74,238         1.16%      0.55%   to  1.45%   14.65%      to   13.48%(8)
2005                  26,331      $1.09  to  $1.33       $25,945         1.16%      0.55%   to  1.25%    5.59%      to    4.86%
------------------------------------------------------------------------------------------------------------------------------

RVS VP GLOBAL BOND, CL 3
2009                  67,102      $1.21  to  $1.18       $91,076         1.83%      0.55%   to  1.45%   10.77%      to    9.77%
2008                  62,153      $1.10  to  $1.07       $78,086         6.96%      0.55%   to  1.45%   (0.98%)     to   (1.87%)
2007                  55,580      $1.11  to  $1.10       $72,563         3.70%      0.55%   to  1.45%    7.05%      to    6.09%
2006                  29,948      $1.03  to  $1.03       $40,456         3.27%      0.55%   to  1.45%    6.15%      to    3.55%(8)
2005                  21,408      $0.97  to  $1.40       $29,162         3.90%      0.55%   to  1.25%   (5.52%)     to   (6.17%)
------------------------------------------------------------------------------------------------------------------------------

RVS VP GLOBAL INFLATION PROT SEC, CL 3
2009                 104,440      $1.19  to  $1.12      $119,829         8.57%      0.55%   to  1.45%    6.25%      to    5.30%
2008                  42,786      $1.12  to  $1.06       $46,515         2.47%      0.55%   to  1.45%   (0.41%)     to   (1.30%)
2007                  37,081      $1.12  to  $1.08       $40,698         2.36%      0.55%   to  1.45%    7.34%      to    6.37%
2006                  29,551      $1.05  to  $1.01       $30,496         3.34%      0.55%   to  1.45%    0.64%      to    1.06%(8)
2005                  12,579      $1.04  to  $1.03       $13,026         7.50%      0.55%   to  1.20%    2.25%      to    1.59%
------------------------------------------------------------------------------------------------------------------------------

RVS VP HI YIELD BOND, CL 3
2009                  18,233      $1.33  to  $1.19       $29,089         9.98%      0.55%   to  1.45%   53.01%      to   51.64%
2008                  22,020      $0.87  to  $0.79       $23,197         0.32%      0.55%   to  1.45%  (25.58%)     to  (26.25%)
2007                  33,277      $1.17  to  $1.07       $47,443         7.40%      0.55%   to  1.45%    1.29%      to    0.38%
2006                  39,731      $1.15  to  $1.06       $57,028         7.39%      0.55%   to  1.45%   10.19%      to    6.50%(8)
2005                  46,734      $1.05  to  $1.35       $61,437         6.46%      0.55%   to  1.25%    3.45%      to    2.73%
------------------------------------------------------------------------------------------------------------------------------

RVS VP INC OPP, CL 3
2009                  82,468      $1.30  to  $1.20      $101,923         4.50%      0.55%   to  1.45%   41.61%      to   40.35%
2008                  43,318      $0.92  to  $0.85       $38,026         0.18%      0.55%   to  1.45%  (19.26%)     to  (19.98%)
2007                  34,123      $1.13  to  $1.07       $37,322         6.87%      0.55%   to  1.45%    2.07%      to    1.16%
2006                  21,476      $1.11  to  $1.05       $23,358         6.45%      0.55%   to  1.45%    7.40%      to    5.56%(8)
2005                   3,617      $1.03  to  $1.03        $3,730         6.01%      0.55%   to  1.20%    2.77%      to    2.10%
------------------------------------------------------------------------------------------------------------------------------

RVS VP MID CAP GRO, CL 3
2009                   5,343      $1.14  to  $1.10        $5,705            --      0.55%   to  1.45%   62.51%      to   61.05%
2008                   5,726      $0.70  to  $0.69        $3,721         0.02%      0.55%   to  1.45%  (45.15%)     to  (45.64%)
2007                   7,683      $1.28  to  $1.26        $9,113         0.06%      0.55%   to  1.45%   13.11%      to   12.09%
2006                   9,350      $1.13  to  $1.13        $9,798         0.24%      0.55%   to  1.45%   (0.61%)     to   10.03%(8)
2005                   3,082      $1.14  to  $1.40        $3,865            --      0.55%   to  1.20%    9.53%      to    8.81%
------------------------------------------------------------------------------------------------------------------------------



 100    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

                                                                                    FOR THE YEAR ENDED DEC. 31
                                      AT DEC. 31                   -----------------------------------------------------------
                    ---------------------------------------------                     EXPENSE RATIO
                      UNITS   ACCUMULATION UNIT VALUE  NET ASSETS     INVESTMENT        LOWEST TO            TOTAL RETURN
                     (000S)      LOWEST TO HIGHEST       (000S)    INCOME RATIO(1)      HIGHEST(2)       LOWEST TO HIGHEST(3)
                    ----------------------------------------------------------------------------------------------------------

RVS VP MID CAP VAL, CL 3
2009                  10,980      $1.02  to  $0.92       $11,119            --      0.55%   to  1.45%   40.16%      to   38.91%
2008                  18,411      $0.73  to  $0.66       $13,300            --      0.55%   to  1.45%  (45.41%)     to  (45.90%)
2007                  13,521      $1.34  to  $1.22       $18,290         0.74%      0.55%   to  1.45%    9.75%      to    8.76%
2006                  16,798      $1.22  to  $1.12       $21,379         1.10%      0.55%   to  1.45%   14.69%      to   10.83%(8)
2005                     760      $1.06  to  $1.19          $903         1.19%      0.55%   to  1.20%    6.40%(5)   to   17.28%(4)
------------------------------------------------------------------------------------------------------------------------------

RVS VP S&P 500, CL 3
2009                  10,144      $1.00  to  $0.91        $8,614            --      0.55%   to  1.45%   25.31%      to   24.18%
2008                  12,137      $0.80  to  $0.73        $8,288         0.08%      0.55%   to  1.45%  (37.44%)     to  (38.00%)
2007                  15,645      $1.27  to  $1.18       $17,325         1.62%      0.55%   to  1.45%    4.44%      to    3.50%
2006                  16,818      $1.22  to  $1.14       $17,914         1.45%      0.55%   to  1.45%   14.62%      to   12.55%(8)
2005                  18,749      $1.06  to  $1.35       $17,518         1.39%      0.55%   to  1.20%    3.83%      to    3.16%
------------------------------------------------------------------------------------------------------------------------------

RVS VP SHORT DURATION, CL 3
2009                  16,368      $1.12  to  $1.05       $19,932         3.15%      0.55%   to  1.45%    4.95%      to    4.01%
2008                  18,382      $1.06  to  $1.01       $21,378         0.14%      0.55%   to  1.45%   (3.17%)     to   (4.04%)
2007                  17,947      $1.10  to  $1.06       $21,830         4.18%      0.55%   to  1.45%    4.74%      to    3.47%
2006                  19,192      $1.05  to  $1.02       $22,444         3.79%      0.55%   to  1.45%    3.27%      to    2.08%(8)
2005                  22,848      $1.02  to  $1.00       $25,949         2.90%      0.55%   to  1.20%    1.02%      to    0.36%
------------------------------------------------------------------------------------------------------------------------------

SEL VP GRO, CL 3
2009                   9,988      $0.95  to  $0.87        $5,165            --      0.55%   to  1.45%   36.24%      to   35.02%
2008                  12,974      $0.70  to  $0.64        $4,973         0.30%      0.55%   to  1.45%  (44.65%)     to  (45.15%)
2007                  20,147      $1.27  to  $1.17       $14,021         1.01%      0.55%   to  1.45%    2.50%      to    1.57%
2006                  21,493      $1.24  to  $1.15       $14,184         0.98%      0.55%   to  1.45%   10.47%      to   13.26%(8)
2005                  23,587      $1.12  to  $1.30       $14,157         0.40%      0.55%   to  1.20%    8.02%      to    7.32%
------------------------------------------------------------------------------------------------------------------------------

SEL VP LG CAP VAL, CL 3
2009                     281      $0.95  to  $0.84          $256            --      0.55%   to  1.45%   25.44%      to   24.31%
2008                     209      $0.76  to  $0.68          $154         0.09%      0.55%   to  1.45%  (39.79%)     to  (40.33%)
2007                     377      $1.26  to  $1.13          $464         1.36%      0.55%   to  1.45%   (1.01%)     to   (1.89%)
2006                     460      $1.27  to  $1.15          $578         1.38%      0.55%   to  1.45%   18.43%      to   13.59%(8)
2005                     170      $1.07  to  $1.07          $181         1.73%      0.55%   to  1.20%    3.96%      to    3.29%
------------------------------------------------------------------------------------------------------------------------------

SEL VP SM CAP VAL, CL 3
2009                   2,096      $0.97  to  $0.90        $2,443            --      0.55%   to  1.45%   39.05%      to   37.80%
2008                   2,955      $0.70  to  $0.65        $2,505            --      0.55%   to  1.45%  (38.93%)     to  (39.48%)
2007                   3,939      $1.15  to  $1.08        $5,559         0.16%      0.55%   to  1.45%   (4.71%)     to   (5.58%)
2006                   5,144      $1.20  to  $1.14        $7,715         0.04%      0.55%   to  1.45%   11.07%      to   10.76%(8)
2005                   6,099      $1.08  to  $1.73        $8,279            --      0.55%   to  1.20%    4.26%      to    3.58%
------------------------------------------------------------------------------------------------------------------------------

THDL VP EMER MKTS, CL 3
2009                  21,819      $2.10  to  $1.38       $40,000         0.38%      0.55%   to  1.45%   73.13%      to   71.58%
2008                  31,575      $1.21  to  $0.80       $32,849         0.67%      0.55%   to  1.45%  (53.96%)     to  (54.37%)
2007                  15,932      $2.64  to  $1.76       $39,630         0.59%      0.55%   to  1.45%   37.35%      to   36.11%
2006                   8,234      $1.92  to  $1.29       $18,238         0.34%      0.55%   to  1.45%   33.17%      to   26.55%(8)
2005                   5,552      $1.44  to  $2.27       $10,638         0.21%      0.55%   to  1.20%   33.07%      to   32.21%
------------------------------------------------------------------------------------------------------------------------------

THDL VP INTL OPP, CL 3
2009                   9,065      $1.25  to  $0.95        $9,825         1.56%      0.55%   to  1.45%   26.84%      to   25.71%
2008                  11,408      $0.98  to  $0.76        $9,839         2.31%      0.55%   to  1.45%  (40.76%)     to  (41.29%)
2007                  16,045      $1.66  to  $1.29       $23,677         0.99%      0.55%   to  1.45%   12.06%      to   11.05%
2006                  19,226      $1.48  to  $1.16       $25,881         1.92%      0.55%   to  1.45%   23.49%      to   14.34%(8)
2005                  20,779      $1.20  to  $1.19       $23,094         1.44%      0.55%   to  1.25%   13.24%      to   12.45%
------------------------------------------------------------------------------------------------------------------------------



                        RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    101

                                                                                    FOR THE YEAR ENDED DEC. 31
                                      AT DEC. 31                   -----------------------------------------------------------
                    ---------------------------------------------                     EXPENSE RATIO
                      UNITS   ACCUMULATION UNIT VALUE  NET ASSETS     INVESTMENT        LOWEST TO            TOTAL RETURN
                     (000S)      LOWEST TO HIGHEST       (000S)    INCOME RATIO(1)      HIGHEST(2)       LOWEST TO HIGHEST(3)
                    ----------------------------------------------------------------------------------------------------------

THIRD AVE VAL
2009                   1,107      $1.86  to  $1.82        $2,034            --      0.75%   to  0.95%   44.26%      to   43.98%
2008                   1,638      $1.29  to  $1.27        $2,088         0.80%      0.75%   to  0.95%  (44.08%)     to  (44.19%)
2007                   2,614      $2.30  to  $2.27        $5,967         2.11%      0.75%   to  0.95%   (5.52%)     to   (5.71%)
2006                   3,083      $2.44  to  $2.41        $7,461         1.31%      0.75%   to  0.95%   14.92%      to   14.69%
2005                   3,375      $2.12  to  $2.10        $7,115         1.33%      0.75%   to  0.95%   13.77%      to   13.55%
------------------------------------------------------------------------------------------------------------------------------

VANK LIT COMSTOCK, CL II
2009                  43,684      $0.98  to  $0.87       $40,021         4.61%      0.55%   to  1.45%   27.70%      to   26.56%
2008                  56,243      $0.76  to  $0.69       $40,534         2.08%      0.55%   to  1.45%  (36.15%)     to  (36.73%)
2007                  41,445      $1.20  to  $1.08       $47,415         1.55%      0.55%   to  1.45%   (2.87%)     to   (3.74%)
2006                  36,138      $1.23  to  $1.13       $43,435         1.05%      0.55%   to  1.45%   15.41%      to   11.17%(8)
2005                  19,110      $1.07  to  $1.06       $20,340         0.20%      0.55%   to  1.20%    3.54%      to    2.87%
------------------------------------------------------------------------------------------------------------------------------

VANK UIF GLOBAL REAL EST, CL II
2009                  17,952      $0.87  to  $0.86       $15,599         0.02%      0.55%   to  1.45%   40.64%      to   39.38%
2008                  23,911      $0.62  to  $0.62       $14,819         2.57%      0.55%   to  1.45%  (44.65%)     to  (45.15%)
2007                   9,746      $1.12  to  $1.12       $10,938         1.30%      0.55%   to  1.45%   (8.98%)     to   (9.80%)
2006                   8,516      $1.23  to  $1.25       $10,497         4.31%      0.55%   to  1.45%   23.57%(7)   to   23.49%(8)
2005                      --         --         --            --            --         --          --      --               --
------------------------------------------------------------------------------------------------------------------------------

VANK UIF MID CAP GRO, CL II
2009                   2,591      $1.00  to  $1.12        $2,654            --      0.55%   to  1.45%   56.51%      to   55.10%
2008                   2,828      $0.64  to  $0.72        $1,864            --      0.55%   to  1.45%  (47.11%)     to  (47.58%)
2007                   2,585      $1.21  to  $1.38        $3,216            --      0.55%   to  1.45%   21.94%      to   20.84%
2006                   6,540      $0.99  to  $1.14        $6,777            --      0.55%   to  1.45%   (0.22%)(7)  to   11.80%(8)
2005                      --         --         --            --            --         --          --      --               --
------------------------------------------------------------------------------------------------------------------------------

WANGER INTL
2009                  40,052      $1.67  to  $1.12       $54,405         3.70%      0.55%   to  1.45%   48.96%      to   47.63%
2008                  34,494      $1.12  to  $0.76       $33,134         0.95%      0.55%   to  1.45%  (45.90%)     to  (46.39%)
2007                  29,072      $2.07  to  $1.41       $55,688         0.83%      0.55%   to  1.45%   15.67%      to   14.63%
2006                  26,911      $1.79  to  $1.23       $47,199         0.51%      0.55%   to  1.45%   36.41%      to   21.69%(8)
2005                  21,907      $1.31  to  $2.32       $29,207         0.85%      0.55%   to  1.20%   20.86%      to   20.08%
------------------------------------------------------------------------------------------------------------------------------

WANGER USA
2009                  37,983      $1.10  to  $0.97       $49,377            --      0.55%   to  1.45%   41.45%      to   40.18%
2008                  38,472      $0.78  to  $0.69       $36,948            --      0.55%   to  1.45%  (40.02%)     to  (40.56%)
2007                  38,305      $1.29  to  $1.16       $65,943            --      0.55%   to  1.45%    4.81%      to    3.86%
2006                  31,695      $1.24  to  $1.12       $57,469         0.22%      0.55%   to  1.45%    7.28%      to    9.73%(8)
2005                  30,158      $1.15  to  $1.81       $52,186            --      0.55%   to  1.20%   10.64%      to    9.93%
------------------------------------------------------------------------------------------------------------------------------

WF ADV VT INDEX ASSET ALLOC
2009                   3,209      $1.10  to  $1.22        $3,549         2.03%      0.75%   to  1.20%   14.59%      to   14.08%
2008                   3,937      $0.96  to  $1.07        $3,805         2.37%      0.75%   to  1.20%  (29.64%)     to  (29.96%)
2007                   5,171      $1.37  to  $1.52        $7,109         2.26%      0.75%   to  1.20%    6.79%      to    6.30%
2006                   5,081      $1.28  to  $1.43        $6,567         2.33%      0.75%   to  1.20%   11.30%      to   10.81%
2005                   5,141      $1.15  to  $1.29        $5,991         2.07%      0.75%   to  1.20%    4.20%      to    3.74%
------------------------------------------------------------------------------------------------------------------------------

WF ADV VT INTL CORE
2009                     900      $0.90  to  $1.22          $832         3.08%      0.75%   to  1.20%   11.81%      to   11.31%
2008                   1,129      $0.80  to  $1.10          $927         1.98%      0.75%   to  1.20%  (43.83%)     to  (44.09%)
2007                   1,538      $1.43  to  $1.96        $2,249         0.01%      0.75%   to  1.20%   11.82%      to   11.32%
2006                   1,689      $1.28  to  $1.76        $2,214         1.66%      0.75%   to  1.20%   19.90%      to   19.37%
2005                   1,853      $1.06  to  $1.48        $2,030         1.88%      0.75%   to  1.20%    8.85%      to    8.37%
------------------------------------------------------------------------------------------------------------------------------



 102    RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT

                                                                                    FOR THE YEAR ENDED DEC. 31
                                      AT DEC. 31                   -----------------------------------------------------------
                    ---------------------------------------------                     EXPENSE RATIO
                      UNITS   ACCUMULATION UNIT VALUE  NET ASSETS     INVESTMENT        LOWEST TO            TOTAL RETURN
                     (000S)      LOWEST TO HIGHEST       (000S)    INCOME RATIO(1)      HIGHEST(2)       LOWEST TO HIGHEST(3)
                    ----------------------------------------------------------------------------------------------------------

WF ADV VT OPP
2009                   2,007      $1.15  to  $1.04        $2,492            --      0.55%   to  1.45%   46.93%      to   45.61%
2008                   2,187      $0.78  to  $0.72        $1,852         1.95%      0.55%   to  1.45%  (40.43%)     to  (40.96%)
2007                   2,406      $1.32  to  $1.21        $3,445         0.59%      0.55%   to  1.45%    6.04%      to    5.09%
2006                   2,683      $1.24  to  $1.15        $3,664            --      0.55%   to  1.45%   11.61%      to   13.50%(8)
2005                   2,926      $1.11  to  $1.58        $3,672            --      0.55%   to  1.20%    7.22%      to    6.52%
------------------------------------------------------------------------------------------------------------------------------

WF ADV VT SM CAP GRO
2009                   4,677      $1.28  to  $1.18        $5,713            --      0.55%   to  1.45%   51.81%      to   50.45%
2008                   4,395      $0.85  to  $0.79        $3,538            --      0.55%   to  1.45%  (41.74%)     to  (42.27%)
2007                   5,369      $1.45  to  $1.36        $7,400            --      0.55%   to  1.45%   13.17%      to   12.16%
2006                   3,509      $1.28  to  $1.22        $4,361            --      0.55%   to  1.45%   22.08%      to   18.25%(8)
2005                   3,176      $1.05  to  $1.59        $3,241            --      0.55%   to  1.20%    5.21%(5)   to    4.98%
------------------------------------------------------------------------------------------------------------------------------






    (1) These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.


    (2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.


    (3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Although the total return is presented as a range of minimum to maximum values, based on the subaccounts representing the minimum and maximum expense ratio amounts, some individual subaccount total returns are not within the ranges presented due to the introduction of new subaccounts during the year and other market factors.


    (4) New subaccount operations commenced on May 2, 2005.


    (5) New subaccount operations commenced on Nov. 1, 2005.


    (6) New subaccount operations commenced on April 28, 2006.


    (7) New subaccount operations commenced on May 1, 2006.


    (8) New subaccount operations commenced on July 24, 2006.


    (9) New subaccount operations commenced on Sept. 15, 2006.


   (10) New subaccount operations commenced on April 27, 2007.


   (11) New subaccount operations commenced on May 1, 2007.


   (12) New subaccount operations commenced on May 1, 2008.


   (13) New subaccount operations commenced on Oct. 2, 2009.



                        RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT    103

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS
RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

We have audited the accompanying balance sheets of RiverSource Life Insurance Co. of New York (a wholly owned subsidiary of RiverSource Life Insurance Company) (the Company) as of December 31, 2009 and 2008, and the related statements of operations, cash flows and shareholder's equity for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of RiverSource Life Insurance Co. of New York's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of RiverSource Life Insurance Co. of New York at December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 3 to the financial statements, in 2009 the Company adopted new accounting guidance related to the recognition and presentation of other-than-temporary impairments. Also, in 2008, the Company adopted new accounting guidance related to the measurement of fair value and in 2007, the Company adopted new guidance related to the accounting for uncertainty in income taxes as well as new guidance related to accounting for deferred acquisition costs in connection with modifications or exchanges of insurance and annuity contracts.

                                             /s/ Ernst & Young LLP

Minneapolis, Minnesota

April 23, 2010

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

BALANCE SHEETS
(IN THOUSANDS, EXCEPT SHARE DATA)


DECEMBER 31,                                                               2009          2008

ASSETS
Investments:
Available-for-Sale:
  Fixed maturities, at fair value (amortized cost: 2009, $1,715,064;
  2008, $1,403,180)                                                     $1,770,979    $1,279,025
Commercial mortgage loans, at cost (less allowance for loan losses:
2009, $2,088; 2008, $1,188)                                                183,986       210,786
Policy loans                                                                35,748        36,226
Trading securities                                                             113            87
-------------------------------------------------------------------------------------------------
    Total investments                                                    1,990,826     1,526,124

Cash equivalents                                                            89,502       195,886
Restricted cash                                                              8,400            --
Reinsurance recoverables                                                    74,438        69,619
Deferred income taxes, net                                                      --        38,513
Other receivables                                                           27,753         5,968
Accrued investment income                                                   22,224        17,651
Deferred acquisition costs                                                 221,942       236,619
Deferred sales inducement costs                                             22,919        23,808
Other assets                                                                22,121        65,311
Separate account assets                                                  2,920,793     2,248,021
-------------------------------------------------------------------------------------------------
    Total assets                                                        $5,400,918    $4,427,520
=================================================================================================


LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Future policy benefits                                                  $1,916,865    $1,834,858
Policy claims and other policyholders' funds                                 6,899         8,340
Deferred income taxes, net                                                  19,632            --
Other liabilities                                                          103,758        54,336
Separate account liabilities                                             2,920,793     2,248,021
-------------------------------------------------------------------------------------------------
    Total liabilities                                                    4,967,947     4,145,555
-------------------------------------------------------------------------------------------------

Shareholder's equity:
Common stock, $10 par value; 200,000 shares authorized, issued and
outstanding                                                                  2,000         2,000
Additional paid-in capital                                                 106,634       106,646
Retained earnings                                                          294,112       236,963
Accumulated other comprehensive income (loss), net of tax                   30,225       (63,644)
-------------------------------------------------------------------------------------------------
    Total shareholder's equity                                             432,971       281,965
-------------------------------------------------------------------------------------------------
    Total liabilities and shareholder's equity                          $5,400,918    $4,427,520
=================================================================================================



See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
(IN THOUSANDS)


YEARS ENDED DECEMBER 31,                                           2009          2008          2007

REVENUES
Premiums                                                         $ 25,064      $ 26,063      $ 24,616
Net investment income                                             103,079        94,421       109,190
Policy and contract charges                                        65,350        70,900        65,555
Other revenue                                                      11,985        15,389        12,204
Net realized investment gains (losses)                              2,045       (24,117)        6,583
-------------------------------------------------------------------------------------------------------
    Total revenues                                                207,523       182,656       218,148
-------------------------------------------------------------------------------------------------------


BENEFITS AND EXPENSES
Benefits, claims, losses and settlement expenses                   21,649        65,151        44,513
Interest credited to fixed accounts                                59,629        52,997        55,666
Amortization of deferred acquisition costs                         11,950        41,554        28,038
Separation costs                                                       --            --          (571)
Other insurance and operating expenses                             32,045        38,268        29,006
-------------------------------------------------------------------------------------------------------
    Total benefits and expenses                                   125,273       197,970       156,652
-------------------------------------------------------------------------------------------------------
Pretax income (loss)                                               82,250       (15,314)       61,496
Income tax provision (benefit)                                     25,848        (9,350)       19,000
-------------------------------------------------------------------------------------------------------
    Net income (loss)                                            $ 56,402      $ (5,964)     $ 42,496
=======================================================================================================
Supplemental Disclosures:
Net realized investment gains (losses):
  Net realized investment gains before impairment losses on
  securities                                                     $  7,250
-------------------------------------------------------------------------------------------------------
  Total other-than-temporary impairment losses on securities       (4,975)
  Portion of loss recognized in other comprehensive income           (230)
-------------------------------------------------------------------------------------------------------
  Net impairment losses recognized in net realized investment
  gains (losses)                                                   (5,205)
-------------------------------------------------------------------------------------------------------
Net realized investment gains (losses)                           $  2,045
=======================================================================================================



See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

STATEMENTS OF CASH FLOWS
(IN THOUSANDS)


YEARS ENDED DECEMBER 31,                                           2009          2008          2007

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                $  56,402     $  (5,964)    $  42,496
Adjustments to reconcile net income (loss) to net cash (used
in) provided by operating activities:
  Capitalization of deferred acquisition and deferred sales
  inducement costs                                                 (32,476)      (33,385)      (40,425)
  Amortization of deferred acquisition and deferred sales
  inducement costs                                                  14,991        44,145        30,084
  Depreciation, amortization and accretion, net                     (1,205)        2,914         3,598
  Deferred income tax (benefit) expense                              7,335       (22,571)        1,184
  Contractholder and policyholder charges, non-cash                (16,537)      (16,766)      (14,618)
  Net realized investment gains                                     (8,148)         (781)       (6,909)
  Other-than-temporary impairments and provision for loan
  losses recognized in net realized investment (gains) losses        6,105        24,898           326
Change in operating assets and liabilities:
  Trading securities, net                                              (26)           43           (35)
  Future policy benefits for traditional life, disability
  income and long term care insurance                               17,535        20,723        13,822
  Policy claims and other policyholders' funds                      (1,441)        1,880        (2,746)
  Reinsurance recoverables                                          (4,815)      (15,562)       (6,937)
  Other receivables                                                    (71)           21          (353)
  Accrued investment income                                         (4,573)          762         4,198
  Derivatives collateral, net                                      (43,930)       38,980        (1,150)
  Other assets and liabilities, net                                (22,165)       56,106       (11,469)
-------------------------------------------------------------------------------------------------------
Net cash (used in) provided by operating activities                (33,019)       95,443        11,066
-------------------------------------------------------------------------------------------------------


CASH FLOWS FROM INVESTING ACTIVITIES
Available-for-Sale securities:
  Proceeds from sales                                              309,903        15,114       322,740
  Maturities, sinking fund payments and calls                      214,089       166,854       116,456
  Purchases                                                       (783,421)     (188,068)      (74,488)
Proceeds from sales and maturities of commercial mortgage
loans                                                               25,944        15,695        39,049
Funding of commercial mortgage loans                                   (44)           --        (8,889)
Change in policy loans, net                                            478          (492)       (1,897)
-------------------------------------------------------------------------------------------------------
Net cash (used in) provided by investing activities               (233,051)        9,103       392,971
-------------------------------------------------------------------------------------------------------


CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder and contractholder account values:
  Considerations received                                          269,006       143,543        73,045
  Net transfers from (to) separate accounts                         16,997           820        (1,625)
  Surrenders and other benefits                                   (124,858)     (174,838)     (212,962)
Deferred premium options, net                                       (1,447)       (7,669)           --
Tax adjustment on share-based incentive compensation plan              (12)            9            20
Cash dividend to RiverSource Life Insurance Company                     --       (77,000)      (83,000)
-------------------------------------------------------------------------------------------------------
Net cash provided by (used in) financing activities                159,686      (115,135)     (224,522)
-------------------------------------------------------------------------------------------------------
Net (decrease) increase in cash equivalents                       (106,384)      (10,589)      179,515
Cash equivalents at beginning of year                              195,886       206,475        26,960
-------------------------------------------------------------------------------------------------------
Cash equivalents at end of year                                  $  89,502     $ 195,886     $ 206,475
=======================================================================================================

Supplemental Disclosures:
  Income taxes paid, net                                         $     619     $  17,501     $  19,122


See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

STATEMENTS OF SHAREHOLDER'S EQUITY
FOR THE THREE YEARS ENDED DECEMBER 31, 2009
(IN THOUSANDS)


                                                                                        ACCUMULATED
                                                           ADDITIONAL                      OTHER
                                               COMMON        PAID-IN      RETAINED     COMPREHENSIVE
                                                STOCK        CAPITAL      EARNINGS     INCOME (LOSS)       TOTAL
-------------------------------------------------------------------------------------------------------------------
BALANCES AT JANUARY 1, 2007                    $2,000       $106,617      $371,644        $(11,271)      $468,990
Change in accounting principles, net of
tax                                                --             --        (9,231)             --         (9,231)
Comprehensive income:
  Net income                                       --             --        42,496              --         42,496
  Other comprehensive income, net of tax:
    Change in net unrealized securities
    losses                                         --             --            --             972            972
                                                                                                       ------------
Total comprehensive income                                                                                 43,468
Tax adjustment on share-based incentive
compensation plan                                  --             20            --              --             20
Cash dividend to RiverSource Life
Insurance Company                                  --             --       (83,000)             --        (83,000)
-------------------------------------------------------------------------------------------------------------------

BALANCES AT DECEMBER 31, 2007                   2,000        106,637       321,909         (10,299)       420,247
Change in accounting principles, net of
tax                                                --             --        (1,982)             --         (1,982)
Comprehensive loss:
  Net loss                                         --             --        (5,964)             --         (5,964)
  Other comprehensive loss, net of tax:
    Change in net unrealized securities
    losses                                         --             --            --         (53,345)       (53,345)
                                                                                                       ------------
Total comprehensive loss                                                                                  (59,309)
Tax adjustment on share-based incentive
compensation plan                                  --              9            --              --              9
Cash dividend to RiverSource Life
Insurance Company                                  --             --       (77,000)             --        (77,000)
-------------------------------------------------------------------------------------------------------------------

BALANCES AT DECEMBER 31, 2008                   2,000        106,646       236,963         (63,644)       281,965
Change in accounting principles, net of
tax                                                --             --           747            (747)            --
Comprehensive income:
  Net income                                       --             --        56,402              --         56,402
  Other comprehensive income, net of tax:
    Change in net unrealized securities
    losses                                         --             --            --          93,897         93,897
    Change in noncredit related
     impairments on securities and net
     unrealized securities losses on
     previously impaired securities                --             --            --             719            719
                                                                                                       ------------
Total comprehensive income                                                                                151,018
Tax adjustment on share-based incentive
compensation plan                                  --            (12)           --              --            (12)
-------------------------------------------------------------------------------------------------------------------
BALANCES AT DECEMBER 31, 2009                  $2,000       $106,634      $294,112        $ 30,225       $432,971
===================================================================================================================



See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. NATURE OF BUSINESS AND BASIS OF PRESENTATION

Nature of Business
RiverSource Life Insurance Co. of New York ("RiverSource Life of NY") is a stock life insurance company domiciled in New York, which holds Certificates of Authority in New York and Delaware. Effective in March 2010, RiverSource Life of NY withdrew its Certificate of Authority from the state of North Dakota. RiverSource Life of NY is a wholly owned subsidiary of RiverSource Life Insurance Company ("RiverSource Life"), which is domiciled in Minnesota. RiverSource Life is a wholly owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"). RiverSource Life of NY serves residents of the State of New York and issues insurance and annuity products.

Ameriprise Financial was formerly a wholly owned subsidiary of American Express Company ("American Express"). On February 1, 2005, the American Express Board of Directors announced its intention to pursue the disposition of 100% of its shareholdings in Ameriprise Financial (the "Separation") through a tax-free distribution to American Express shareholders. Effective as of the close of business on September 30, 2005, American Express completed the Separation and the distribution of Ameriprise Financial common shares to American Express shareholders (the "Distribution"). In connection with the Distribution, Ameriprise Financial entered into certain agreements with American Express to effect the Separation and to define the responsibility for obligations arising before and after the date of the Distribution, including, among others, obligations relating to transition services, taxes and employees. Through 2007, RiverSource Life of NY was allocated certain expenses incurred as a result of Ameriprise Financial becoming an independent company. During 2007, it was determined that the expenses were over-allocated to RiverSource Life of NY since the separation announcement resulting in a reimbursement from Ameriprise Financial in 2007. The separation from American Express was completed in 2007.

RiverSource Life of NY's products include deferred variable annuities and fixed annuities which are issued primarily to individuals, where assets accumulate until the contract is surrendered, the contractholder (or in some contracts, the annuitant) dies or the contractholder or annuitant begins receiving benefits under an annuity payout option. It also offers immediate annuities in which payments begin within one year of issue and continue for life or for a fixed period of time. RiverSource Life of NY's fixed deferred annuities guarantee a minimum annual interest rate during the accumulation period (the time before annuity payments begin). However, RiverSource Life of NY has the option of paying a higher rate set at its discretion. Certain riders are available offering additional benefits, including variable annuity death benefit and living benefit riders.

RiverSource Life of NY also issues both variable and fixed universal life insurance, traditional life insurance and disability income ("DI") insurance. Universal life insurance is a form of permanent life insurance characterized by flexible premiums, flexible death benefit amounts and unbundled pricing factors (i.e., mortality, interest and expenses). Variable universal life insurance combines the premium and death benefit flexibility of universal life with underlying fund investment flexibility and the risks associated therewith. Traditional life insurance refers to term life insurance policies that pay a specified sum to a beneficiary upon death of the insured for a fixed premium. Waiver of premium and accidental death benefit riders are generally available with these life insurance products, in addition to other benefit riders. RiverSource Life of NY issues only non-participating life insurance policies which do not pay dividends to policyholders from realized policy margins.

Under RiverSource Life of NY's variable life insurance and variable annuity products described above, the purchaser may choose among investment options that include RiverSource Life of NY's "general account" as well as from a variety of portfolios including common stocks, bonds, managed assets and/or short-term securities.

Basis of Presentation
The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP") which vary in certain respects from reporting practices prescribed or permitted by the New York State Insurance Department (RiverSource Life of NY's primary regulator) as reconciled in Note 16.

RiverSource Life of NY evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through April 23, 2010, the date the financial statements were issued.

RECLASSIFICATIONS
Certain reclassifications of prior year amounts have been made to conform to the current presentation. In the first quarter of 2009, RiverSource Life of NY reclassified reinsurance allowances for coinsurance contracts for traditional life and long term care insurance from premiums to other insurance and operating expenses to net with the associated expenses.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

The following table shows the impact of the reclassification of the reinsurance allowances made to RiverSource Life of NY's previously reported Statements of Operations.

                                                         YEAR ENDED DECEMBER 31,     YEAR ENDED DECEMBER 31,
                                                                  2008                        2007
                                                       ------------------------------------------------------
                                                        PREVIOUSLY                  PREVIOUSLY
(IN THOUSANDS)                                           REPORTED    RECLASSIFIED    REPORTED    RECLASSIFIED
-------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                 $ 28,203      $ 26,063      $ 26,804      $ 24,616
Net investment income                                      94,421        94,421       109,190       109,190
Policy and contract charges                                70,900        70,900        65,555        65,555
Other revenue                                              15,389        15,389        12,204        12,204
Net realized investment gains (losses)                    (24,117)      (24,117)        6,583         6,583
-------------------------------------------------------------------------------------------------------------
  Total revenues                                          184,796       182,656       220,336       218,148
-------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Benefits, claims, losses and settlement expenses           65,151        65,151        44,513        44,513
Interest credited to fixed accounts                        52,997        52,997        55,666        55,666
Amortization of deferred acquisition costs                 41,554        41,554        28,038        28,038
Separation costs                                               --            --          (571)         (571)
Other insurance and operating expenses                     40,408        38,268        31,194        29,006
-------------------------------------------------------------------------------------------------------------
  Total benefits and expenses                             200,110       197,970       158,840       156,652
-------------------------------------------------------------------------------------------------------------
Pretax income (loss)                                      (15,314)      (15,314)       61,496        61,496
Income tax provision (benefit)                             (9,350)       (9,350)       19,000        19,000
-------------------------------------------------------------------------------------------------------------
  NET INCOME (LOSS)                                      $ (5,964)     $ (5,964)     $ 42,496      $ 42,496
=============================================================================================================



2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMOUNTS BASED ON ESTIMATES AND ASSUMPTIONS
Accounting estimates are an integral part of the financial statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and recognition of other-than-temporary impairments, valuation of deferred acquisition costs ("DAC") and the corresponding recognition of DAC amortization, derivative instruments, claims reserves and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

INVESTMENTS
Investments consist of the following:

Available-for-Sale Securities
Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (loss), net of income tax provision (benefit) and net of adjustments in other asset and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet date. Gains and losses are recognized in the Statements of Operations upon disposition of the securities.

Effective January 1, 2009, RiverSource Life of NY early adopted an accounting standard that significantly changed RiverSource Life of NY's accounting policy regarding the timing and amount of other-than-temporary impairments for Available-for-Sale securities. When the fair value of an investment is less than its amortized cost, RiverSource Life of NY assesses whether or not: (i) it has the intent to sell the security (made a decision to sell) or (ii) it is more likely than not RiverSource Life of NY will be required to sell the security before its anticipated recovery. If either of these conditions is met, an other-than-temporary impairment is considered to have occurred and RiverSource Life of NY must recognize an other-than-temporary impairment for the difference between the investment's amortized cost basis and its fair value through earnings. For securities that do not meet the above criteria and RiverSource Life of NY does not expect to recover a security's amortized cost basis, the security is also considered other-than-temporarily impaired. For these securities, RiverSource Life of NY separates the total impairment into the credit loss component and the amount of the loss related to other factors. The amount of the total other-than-temporary impairments related to credit loss is recognized in earnings. The amount of the total other-than-temporary impairments related to other factors is recognized in other comprehensive income (loss), net of impacts to DAC, deferred sales inducement costs ("DSIC"), certain benefit reserves and income taxes. For Available-for-Sale securities that have recognized an other-than-temporary impairment through earnings, if through subsequent evaluation there is a significant increase in the cash flow expected, the difference between the amortized cost basis and the cash flows expected to be collected is accreted as interest income. Subsequent increases and decreases in the fair value of Available-for-Sale securities are included in other comprehensive income (loss). RiverSource Life of NY's Statements of Shareholder's Equity present all

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changes in other comprehensive income (loss) associated with Available-for-Sale debt securities that have been other-than-temporarily impaired on a separate line from fair value changes recorded in other comprehensive income (loss) from all other securities.

RiverSource Life of NY provides a supplemental disclosure on the face of its Statements of Operations that presents: (i) total other-than-temporary impairment losses recognized during the period and (ii) the portion of other-than-temporary impairment losses recognized in other comprehensive income
(loss). The sum of these amounts represents the credit-related portion of other-than-temporary impairments that were recognized in earnings during the period. The portion of other-than-temporary losses recognized in other comprehensive income (loss) includes: (i) the portion of other-than-temporary impairment losses related to factors other than credit recognized during the period and
(ii) reclassifications of other-than-temporary impairment losses previously determined to be related to factors other than credit that are determined to be credit-related in the current period. The amount presented on the Statements of Operations as the portion of other-than-temporary losses recognized in other comprehensive income (loss) excludes subsequent increases and decreases in the fair value of these securities.

For all securities that are considered temporarily impaired, RiverSource Life of NY does not intend to sell these securities (has not made a decision to sell) and it is not more likely than not that RiverSource Life of NY will be required to sell the security before recovery of its amortized cost basis. RiverSource Life of NY believes that it will collect all principal and interest due on all investments that have amortized cost in excess of fair value that are considered only temporarily impaired.

Factors RiverSource Life of NY considers in determining whether declines in the fair value of fixed-maturity securities are other-than-temporary include: (i) the extent to which the market value is below amortized cost; (ii) the duration of time in which there has been a significant decline in value; (iii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iv) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors. In order to determine the amount of the credit loss component for corporate debt securities considered other-than-temporarily impaired, a best estimate of the present value of cash flows expected to be collected discounted at the security's effective interest rate is compared to the amortized cost basis of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and RiverSource Life of NY's position in the debtor's overall capital structure.

For structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities, asset backed securities and other structured investments), RiverSource Life of NY also considers factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections in assessing potential other-than-temporary impairments of these investments. Based upon these factors, securities that have indicators of potential other-than-temporary impairment are subject to detailed review by management. Securities for which declines are considered temporary continue to be carefully monitored by management.

For the year ended December 31, 2009, certain non-agency residential mortgage backed securities were deemed other-than-temporarily impaired. Generally, the credit loss component for the non-agency residential mortgage backed securities is determined as the amount the amortized cost basis exceeds the present value of the projected cash flows expected to be collected. Significant inputs considered in these projections are consistent with the factors considered in assessing potential other-than-temporary impairment for these investments. Current contractual interest rates considered in these cash flow projections are used to calculate the discount rate used to determine the present value of the expected cash flows.

Commercial Mortgage Loans, Net
Commercial mortgage loans, net, reflect principal amounts outstanding less the allowance for loan losses. The allowance for loan losses is primarily based on RiverSource Life of NY's past loan loss experience, known and inherent risks in the portfolio, composition of the loan portfolio, current economic conditions and other relevant factors. Loans in this portfolio are generally smaller balance and homogeneous in nature and accordingly RiverSource Life of NY follows accounting guidance on contingencies when establishing necessary reserves for losses inherent in the portfolio. For larger balance or restructured loans that are collateral dependent, the allowance is based on the fair value of collateral. Management regularly evaluates the adequacy of the allowance for loan losses and believes it is adequate to absorb estimated losses in the portfolio.

RiverSource Life of NY generally stops accruing interest on commercial mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectability of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Policy Loans
Policy loans include life insurance policy and annuity loans. These loans are carried at the aggregate of the unpaid loan balances, which do not exceed the cash surrender values of underlying products, plus accrued interest.


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Trading Securities
Included in trading securities is separate account seed money. Separate account seed money is carried at fair value with changes in value recognized within net investment income.

CASH AND CASH EQUIVALENTS
Cash equivalents include highly liquid investments with original maturities of 90 days or less.

RESTRICTED CASH
Total restricted cash at December 31, 2009 and 2008 was $8.4 million and nil, respectively, consisting of cash that is pledged to counterparties.

REINSURANCE
RiverSource Life of NY cedes significant amounts of insurance risk to other insurers under reinsurance agreements. Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Traditional life and long term care ("LTC") reinsurance premium, net of the change in any prepaid reinsurance asset, is reported as a reduction of premiums. Fixed and variable universal life reinsurance premium is reported as a reduction of policy and contract charges. Reinsurance recoveries are reported as components of benefits, claims, losses and settlement expenses.

Insurance liabilities are reported before the effects of reinsurance. Future policy benefits and policy claims and other policyholders' funds recoverable under reinsurance contracts are recorded as reinsurance recoverables.

RiverSource Life of NY also assumes life insurance business from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within future policy benefits.

See Note 6 for additional information on reinsurance.

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES
Freestanding derivative instruments are recorded at fair value and are reflected in other assets or other liabilities. See Note 10 for information regarding RiverSource Life of NY's fair value measurement of derivative instruments. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. RiverSource Life of NY primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment.

RiverSource Life of NY's policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement.

For derivative instruments that do not qualify for hedge accounting or are not designated as hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives hedging variable annuity living benefits are included within benefits, claims, losses and settlement expenses. Changes in fair value of derivatives are presented in the Statements of Operations based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Statements of Operations with the corresponding change in the hedged asset or liability.

Certain annuities contain guaranteed minimum accumulation benefit ("GMAB") and guaranteed minimum withdrawal benefit ("GMWB") provisions. The GMAB and the non-life contingent benefits associated with GMWB provisions are also considered embedded derivatives. The fair value of embedded derivatives associated with annuities is included in future policy benefits. The change in the fair value of the GMWB and GMAB embedded derivatives are reflected in benefits, claims, losses and settlement expenses.

DEFERRED ACQUISITION COSTS
DAC represents the cost of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity and insurance products. These costs are deferred to the extent they are recoverable from future profits or premiums. The DAC associated with insurance or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as contract terminations. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

Direct sales commissions and other costs deferred as DAC is amortized over time. For annuity and universal life ("UL") contracts, DAC is amortized based on projections of estimated gross profits over amortization periods equal to the approximate life of the business. For other insurance products, DAC is generally amortized as a percentage of premiums over amortization periods equal to the premium-paying period.


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For annuity and UL insurance products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For other life, DI and LTC insurance products, the assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities and therefore are intended to provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC is not recoverable. If management concludes that DAC is not recoverable, DAC is reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in RiverSource Life of NY's Statements of Operations.

For annuity, life, DI and LTC insurance products, key assumptions underlying these long-term projections include interest rates (both earning rates on invested assets and rates credited to contractholder and policyholder accounts), equity market performance, mortality and morbidity rates and the rates at which policyholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about earned and credited interest rates are the primary factors used to project interest margins, while assumptions about equity and bond market performance are the primary factors used to project client asset value growth rates, and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing its annuity and insurance businesses during the DAC amortization period.

The client asset value growth rates are the rates at which variable annuity and variable universal life ("VUL") insurance contract values invested in separate accounts are assumed to appreciate in the future. The rates used vary by equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. RiverSource Life of NY typically uses a five-year mean reversion process as a guideline in setting near-term equity asset growth rates based on a long-term view of financial market performance as well as recent actual performance. The suggested near-term growth rate is reviewed to ensure consistency with management's assessment of anticipated equity market performance. In 2009, management continued to follow the mean reversion process, decreasing near-term equity asset growth rates to reflect the positive market. DAC amortization expense recorded in a period when client asset value growth rates exceed management's near-term estimate will typically be less than in a period when growth rates fall short of management's near-term estimate.

RiverSource Life of NY monitors other principal DAC amortization assumptions, such as persistency, mortality, morbidity, interest margin and maintenance expense levels each quarter and, when assessed independently, each could impact RiverSource Life of NY's DAC balances.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless management identifies a significant deviation over the course of its quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

DEFERRED SALES INDUCEMENT COSTS
DSIC consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. The amortization of DSIC is recorded in benefits, claims, losses and settlement expenses.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
Separate account assets and liabilities are primarily funds held for the exclusive benefit of variable annuity contractholders and variable life insurance policyholders. RiverSource Life of NY receives mortality and expense risk and other fees, guarantee fees and cost of insurance charges from the related accounts.

FUTURE POLICY BENEFITS AND POLICY CLAIMS AND OTHER POLICYHOLDERS' FUNDS

Fixed Annuities and Variable Annuity Guarantees
Future policy benefits and policy claims and other policyholders' funds related to fixed annuities and variable annuity guarantees include liabilities for fixed account values on fixed and variable deferred annuities, guaranteed benefits associated with variable annuities and fixed annuities in a payout status.


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Liabilities for fixed account values on fixed and variable deferred annuities are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

The majority of the variable annuity contracts offered by RiverSource Life of NY contain guaranteed minimum death benefit ("GMDB") provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. RiverSource Life of NY also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings, which are referred to as gain gross-up ("GGU") benefits. In addition, RiverSource Life of NY offers contracts containing GMWB and GMAB provisions and, until May 2007, RiverSource Life of NY offered contracts containing guaranteed minimum income benefit ("GMIB") provisions.

In determining the liabilities for GMDB, GMIB and the life contingent benefits associated with GMWB, RiverSource Life of NY projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management reviews and where appropriate, adjusts its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated meaningful life based on expected assessments.

The embedded derivatives related to GMAB and the non-life contingent benefits associated with GMWB provisions are recorded at fair value. See Note 10 for information regarding the fair value measurement of embedded derivatives. The liability for the life contingent benefits associated with GMWB provisions is determined in the same way as the GMDB liability. The changes in both the fair values of the GMWB and GMAB embedded derivatives and the liability for life contingent benefits are reflected in benefits, claims, losses and settlement expenses.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 9.5% at December 31, 2009, depending on year of issue, with an average rate of approximately 5.7%.

Life, Disability Income and Long Term Care Insurance
Future policy benefits and policy claims and other policyholders' funds related to life, DI and LTC insurance include liabilities for fixed account values on fixed and variable universal life policies, liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for fixed account values on fixed and variable universal life insurance are equal to accumulation values. Accumulation values are the cumulative gross deposits and credited interest less various contractual expense and mortality charges and less amounts withdrawn by policyholders.

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies. Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These amounts are calculated based on claim continuance tables which estimate the likelihood an individual will continue to be eligible for benefits. Present values are calculated at interest rates established when claims are incurred. Anticipated claim continuance rates are based on established industry tables, adjusted as appropriate for RiverSource Life of NY's experience. Interest rates used with DI claims ranged from 3.0% to 8.0% at December 31, 2009, with an average rate of 4.7%. Interest rates used with LTC claims ranged from 4.0% to 7.0% at December 31, 2009, with an average rate of 4.0%.

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life, DI and LTC policies are based on the net level premium method, using anticipated premium payments, mortality and morbidity rates, policy

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persistency and interest rates earned on assets supporting the liability.
Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on RiverSource Life of NY's experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors. Anticipated interest rates for term and whole life ranged from 4.0% to 10.0% at December 31, 2009, depending on policy form, issue year and policy duration. Anticipated interest rates for DI vary by plan and were 7.5% and 6.0% at policy issue grading to 5.0% over five years and 4.5% over 20 years, respectively. Anticipated interest rates for LTC policy reserves can vary by plan and year and ranged from 5.8% to 7.0% at December 31, 2009.

Where applicable, benefit amounts expected to be recoverable from reinsurance companies who share in the risk are separately recorded as reinsurance recoverables.

SOURCES OF REVENUE
RiverSource Life of NY's principal sources of revenue include premium revenues, net investment income and policy and contract charges.

Premium Revenues
Premium revenues include premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature. Premiums on traditional life and LTC insurance are net of reinsurance ceded and are recognized as revenue when due.

Net Investment Income
Net investment income primarily includes interest income on fixed maturity securities classified as Available-for-Sale, commercial mortgage loans and policy loans, cash equivalents and the changes in fair value of certain derivatives. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale and commercial mortgage loans so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term.

Policy and Contract Charges
Policy and contract charges include mortality and expense risk fees and certain charges assessed on annuities and fixed and variable universal life insurance, such as cost of insurance, net of reinsurance premiums for universal life insurance products, and administrative and surrender charges. Mortality and expense risk fees include risk, management and administration fees, which are generated directly and indirectly from RiverSource Life of NY's separate account assets. Cost of insurance charges on fixed and variable universal life insurance and contract charges and surrender charges on annuities and universal and variable universal life insurance are recognized as revenue when collected.

Net Realized Investment Gains (Losses)
Realized gains and losses on the sale of securities are recognized using the specific identification method, on a trade date basis, and charges for investments determined to be other-than-temporarily impaired and related to credit losses.

OTHER INSURANCE AND OPERATING EXPENSES
Other insurance and operating expenses primarily include expenses allocated to RiverSource Life of NY from Ameriprise Financial for RiverSource Life of NY's share of compensation, professional and consultant fees, and expenses associated with information technology and communications, facilities and equipment, advertising and promotion and legal and regulatory costs.

INCOME TAXES
As a result of the Separation of Ameriprise Financial from American Express, RiverSource Life and subsidiaries will not be able to file a consolidated U.S. federal income tax return with other members of Ameriprise Financial's affiliated group until 2010. RiverSource Life of NY will be included in the RiverSource Life consolidated income tax return. RiverSource Life of NY provides for income taxes on a separate return basis, except that, under an agreement with RiverSource Life, a tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. Under the agreement, RiverSource Life will reimburse subsidiaries for all tax benefits. RiverSource Life of NY's provision for income taxes represents the net amount of income taxes that it expects to pay or to receive from RiverSource Life and various taxing jurisdictions in connection with its operations. RiverSource Life of NY provides for income taxes based on amounts that it believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

In connection with the provision for income taxes, the financial statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes.


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RiverSource Life of NY is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business including the ability to generate capital gains. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences;
(iii) taxable income in prior carryback years; and (iv) tax planning strategies.

3. RECENT ACCOUNTING PRONOUNCEMENTS

ADOPTION OF NEW ACCOUNTING STANDARDS

Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)
In September 2009, the Financial Accounting Standards Board ("FASB") updated the accounting standards to allow for net asset value ("NAV") to be used as a practical expedient in estimating the fair value of alternative investments without readily determinable fair values. The standard also requires additional disclosure by major category of investment related to restrictions on the investor's ability to redeem the investment as of the measurement date, unfunded commitments and the investment strategies of the investees. The disclosures are required for all investments within the scope of the standard regardless of whether the fair value of the investment is measured using the NAV or another method. The standard is effective for interim and annual periods ending after December 15, 2009, with early adoption permitted. The adoption did not have a material effect on RiverSource Life of NY's financial condition and results of operations.

Measuring Liabilities at Fair Value
In August 2009, the FASB updated the accounting standards to provide additional guidance on estimating the fair value of a liability. The standard is effective for the first reporting period, including interim periods, beginning after issuance. RiverSource Life of NY adopted the standard during 2009 which did not have a material effect on its financial condition and results of operations.

The Hierarchy of GAAP
In June 2009, the FASB established the FASB Accounting Standards Codification(TM) ("Codification") as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The Codification supersedes existing nongrandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective on July 1, 2009. The Codification did not have a material effect on RiverSource Life of NY's financial condition and results of operations.

Subsequent Events
In May 2009, the FASB updated the accounting standards on the recognition and disclosure of subsequent events. The standard also requires the disclosure of the date through which subsequent events were evaluated. The standard is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. The adoption did not have a material effect on RiverSource Life of NY's financial condition and results of operations.

Fair Value
In April 2009, the FASB updated the accounting standards to provide guidance on estimating the fair value of a financial asset or liability when the trade volume and level of activity for the asset or liability have significantly decreased relative to historical levels. The standard requires entities to disclose the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, debt and equity securities as defined by GAAP shall be disclosed by major category. This standard is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009, and is to be applied prospectively. RiverSource Life of NY adopted the standard during 2009 which did not have a material effect on its financial condition and results of operations.

In September 2006, the FASB updated the accounting standards to define fair value, establish a framework for measuring fair value and expand disclosures about fair value measurements. RiverSource Life of NY adopted the standard effective January 1, 2008 and recorded a cumulative effect reduction to the opening balance of retained earnings of $2.0 million, net of DAC and DSIC amortization and income taxes. This reduction to retained earnings was related to adjusting the fair value of certain derivatives RiverSource Life of NY uses to hedge its exposure to market risk related to certain variable annuity riders. Prior to January 1, 2008, RiverSource Life of NY recorded these derivatives in accordance with accounting guidance for derivative contracts held for trading purposes and contracts involved in energy trading and risk management activities. The new standard nullifies the previous guidance and requires these derivatives to be marked to the price RiverSource Life of NY would receive to sell the derivatives to a market participant (an exit price). The adoption of the standard also resulted in adjustments to the

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fair value of RiverSource Life of NY's embedded derivative liabilities associated with certain variable annuity riders. Since there is no market for these liabilities, RiverSource Life of NY considered the assumptions participants in a hypothetical market would make to determine an exit price. As a result, RiverSource Life of NY adjusted the valuation of these liabilities by updating certain policyholder assumptions, adding explicit margins to provide for profit, risk and expenses, and adjusting the rate used to discount expected cash flows to reflect a current market estimate of RiverSource Life of NY's risk of nonperformance specific to these liabilities. These adjustments resulted in an adoption impact of a $0.7 million increase in earnings, net of DAC and DSIC amortization and income taxes, at January 1, 2008. The nonperformance risk component of the adjustment is specific to the risk of RiverSource Life of NY not fulfilling these liabilities. As RiverSource Life of NY's estimate of this credit spread widens or tightens, the liability will decrease or increase.

Recognition and Presentation of Other-Than-Temporary Impairments
In April 2009, the FASB updated the accounting standards for the recognition and presentation of other-than-temporary impairments. The standard amends existing guidance on other-than-temporary impairments for debt securities and requires that the credit portion of other-than-temporary impairments be recorded in earnings and the noncredit portion of losses be recorded in other comprehensive income (loss) when the entity does not intend to sell the security and it is more likely than not that the entity will not be required to sell the security prior to recovery of its cost basis. The standard requires separate presentation of both the credit and noncredit portions of other-than-temporary impairments on the financial statements and additional disclosures. This standard is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. At the date of adoption, the portion of previously recognized other-than-temporary impairments that represent the noncredit related loss component shall be recognized as a cumulative effect of adoption with an adjustment to the opening balance of retained earnings and a corresponding adjustment to accumulated other comprehensive income (loss). RiverSource Life of NY adopted the standard in the first quarter of 2009 and recorded a cumulative effect increase to the opening balance of retained earnings of $0.7 million, net of DAC and DSIC amortization, certain benefit reserves and income taxes, and a corresponding increase to accumulated other comprehensive loss, net of impacts to DAC and DSIC amortization, certain benefit reserves and income taxes. See Note 4 for RiverSource Life of NY's required disclosures.

Disclosures about Derivative Instruments and Hedging Activities
In March 2008, the FASB updated the accounting standards for disclosures about derivative instruments and hedging activities. The standard intends to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures about their impact on an entity's financial position, financial performance and cash flows. The standard requires disclosures regarding the objectives for using derivative instruments, the fair value of derivative instruments and their related gains and losses, and the accounting for derivatives and related hedged items. The standard is effective for fiscal years and interim periods beginning after November 15, 2008, with early adoption permitted. RiverSource Life of NY applied the new disclosure requirements in 2009. See Note 14 for the required disclosures.

Noncontrolling Interests in Consolidated Financial Statements
In December 2007, the FASB updated the accounting standards for noncontrolling interests in consolidated financial statements to establish the accounting and reporting for ownership interest in subsidiaries not attributable, directly or indirectly, to a parent. The standard requires noncontrolling (minority) interests to be classified as equity (instead of as a liability) within the Balance Sheets, and net income (loss) attributable to both the parent and the noncontrolling interests to be disclosed on the face of the Statements of Income. The standard is effective for fiscal years beginning after December 15, 2008, and interim periods within those years with early adoption prohibited. The provisions of the standard are to be applied prospectively, except for the presentation and disclosure requirements, which are to be applied retrospectively to all periods presented. RiverSource Life of NY adopted the new standard as of January 1, 2009 and there was no impact on its financial condition and results of operations.

Uncertainty in Income Taxes
In June 2006, the FASB updated the accounting standards related to uncertainty in income taxes. The standard prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The standard also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. RiverSource Life of NY adopted the standard as of January 1, 2007. The effect of adopting the standard on RiverSource Life of NY's financial condition and results of operations was not material.

DAC Costs in Connection with Modifications or Exchanges of Insurance Contracts In September 2005, the accounting standards related to DAC in connection with modifications or exchanges of insurance contracts were updated. The standard provides clarifying guidance on accounting for DAC associated with an insurance or

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

annuity contract that is significantly modified or is internally replaced with another contract. Prior to adoption, RiverSource Life of NY accounted for many of these transactions as contract continuations and continued amortizing existing DAC against revenue for the new or modified contract. Effective January 1, 2007, RiverSource Life of NY adopted the standard resulting in these transactions being prospectively accounted for as contract terminations. Consistent with this, RiverSource Life of NY now anticipates these transactions in establishing amortization periods and other valuation assumptions. As a result of adopting the standard, RiverSource Life of NY recorded as a cumulative change in accounting principle $14.2 million, reducing DAC by $13.9 million, DSIC by $0.5 million and liabilities for future policy benefits by $0.2 million. The after-tax decrease to retained earnings for these changes was $9.2 million.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

Subsequent Events
In February 2010, the FASB amended the accounting standards related to the recognition and disclosure of subsequent events. The amendments remove the requirement to disclose the date through which subsequent events are evaluated for Securities and Exchange Commission filers. The standard is effective upon issuance and shall be applied prospectively. The adoption of the standard will not impact RiverSource Life of NY's financial condition and results of operations.

Fair Value
In January 2010, the FASB updated the accounting standards related to disclosure about fair value measurements. The standard expands the current disclosure requirements to include additional detail about significant transfers between Levels 1 and 2 within the fair value hierarchy and presenting activity in the rollforward of Level 3 activity on a gross basis. The standard also clarifies existing disclosure requirements related to the level of disaggregation to be used for assets and liabilities as well as disclosures about the inputs and valuation techniques used to measure fair value. The standard is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosure requirements related to the Level 3 rollforward, which are effective for interim and annual periods beginning after December 15, 2010. RiverSource Life of NY will adopt the standard in 2010, except for the additional disclosures related to the Level 3 rollforward, which RiverSource Life of NY will adopt in 2011. The adoption of the standard will not impact RiverSource Life of NY's financial condition and results of operations.

Consolidation of Variable Interest Entities
In June 2009, the FASB updated the accounting standards related to the consolidation of variable interest entities. The standard amends current consolidation guidance and requires additional disclosures about an enterprise's involvement in variable interest entities. The standard is effective for interim and annual reporting periods beginning after November 15, 2009, with early adoption prohibited. RiverSource Life of NY does not expect the adoption to have a material effect on its financial condition and results of operations.

4. INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

                                                                          DECEMBER 31, 2009
                                                --------------------------------------------------------------------
                                                                  GROSS         GROSS
                                                  AMORTIZED    UNREALIZED    UNREALIZED       FAIR       NON-CREDIT
DESCRIPTION OF SECURITIES (IN THOUSANDS)            COST          GAINS        LOSSES         VALUE        OTTI(1)
--------------------------------------------------------------------------------------------------------------------
Fixed maturities:
Corporate debt securities                        $1,069,403      $61,621      $ (9,808)    $1,121,216       $ 238
Residential mortgage backed securities              255,998        8,231       (10,640)       253,589        (290)
Commercial mortgage backed securities               243,266        6,602        (2,619)       247,249          --
Asset backed securities                              72,131        2,630          (946)        73,815          --
State and municipal obligations                      58,253          966        (1,012)        58,207          --
U.S. government and agencies obligations             11,918          481            --         12,399          --
Foreign government bonds and obligations              4,095          479           (70)         4,504          --
--------------------------------------------------------------------------------------------------------------------
  Total                                          $1,715,064      $81,010      $(25,095)    $1,770,979       $ (52)
====================================================================================================================



(1) Represents the amount of other-than-temporary impairment losses in Accumulated Other Comprehensive Income, which starting January 1, 2009, were not included in earnings. Amount includes unrealized gains and losses on impaired securities subsequent to the impairment date. These amounts are included in gross unrealized gains and losses at December 31, 2009.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

                                                                          DECEMBER 31, 2008
                                                       ------------------------------------------------------
                                                                         GROSS         GROSS
                                                         AMORTIZED    UNREALIZED    UNREALIZED       FAIR
DESCRIPTION OF SECURITIES (IN THOUSANDS)                   COST          GAINS        LOSSES         VALUE
-------------------------------------------------------------------------------------------------------------
Fixed maturities:
Corporate debt securities                               $  903,532      $5,892       $ (90,337)   $  819,087
Residential mortgage backed securities                     173,241       2,415         (16,497)      159,159
Commercial mortgage backed securities                      204,538         525         (22,766)      182,297
Asset backed securities                                     81,725         456          (3,898)       78,283
U.S. government and agencies obligations                    28,968         421              (6)       29,383
State and municipal obligations                              6,997           4            (198)        6,803
Foreign government bonds and obligations                     4,179         235            (401)        4,013
-------------------------------------------------------------------------------------------------------------
  Total                                                 $1,403,180      $9,948       $(134,103)   $1,279,025
=============================================================================================================



At December 31, 2009 and 2008, fixed maturity securities comprised approximately 89% and 84% respectively, of RiverSource Life of NY's total investments. These securities were rated by Moody's Investors Service ("Moody's"), Standard & Poor's Ratings Services ("S&P") and Fitch Ratings Ltd. ("Fitch"), except for approximately $58 million and $61 million of securities at December 31, 2009 and 2008, respectively, which were rated by RiverSource Investments, LLC's internal analysts using criteria similar to Moody's, S&P and Fitch. Ratings on fixed maturity securities are presented using the median of ratings from Moody's, S&P and Fitch. If only two of the ratings are available, the lower rating is used.

A summary of fixed maturity securities by rating was as follows:

                                                    DECEMBER 31, 2009                         DECEMBER 31, 2008
                                        ----------------------------------------------------------------------------------
                                                                     PERCENT OF                                PERCENT OF
RATINGS (IN THOUSANDS, EXCEPT             AMORTIZED       FAIR       TOTAL FAIR     AMORTIZED       FAIR       TOTAL FAIR
PERCENTAGES)                                COST          VALUE         VALUE         COST          VALUE         VALUE
--------------------------------------------------------------------------------------------------------------------------
AAA                                      $  521,778    $  534,990         30%      $  487,686    $  451,546         35%
AA                                           94,046        92,015          5           72,683        70,311          5
A                                           315,938       326,952         19          329,126       302,063         24
BBB                                         685,358       725,094         41          414,951       381,071         30
Below investment grade                       97,944        91,928          5           98,734        74,034          6
--------------------------------------------------------------------------------------------------------------------------
  Total fixed maturities                 $1,715,064    $1,770,979        100%      $1,403,180    $1,279,025        100%
==========================================================================================================================



At December 31, 2009 and 2008, approximately 26% and 27%, respectively, of the securities rated AAA were GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than 10% of shareholder's equity.

The following tables provide information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position:


                                                                DECEMBER 31, 2009
(IN THOUSANDS, EXCEPT   ------------------------------------------------------------------------------------------------
NUMBER OF SECURITIES)              LESS THAN 12 MONTHS                        12 MONTHS OR MORE                 TOTAL
------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF            NUMBER OF       FAIR       UNREALIZED     NUMBER OF       FAIR       UNREALIZED     NUMBER OF
SECURITIES:              SECURITIES       VALUE        LOSSES      SECURITIES       VALUE        LOSSES      SECURITIES
------------------------------------------------------------------------------------------------------------------------
Corporate debt
  securities                 34         $ 80,012       $(1,759)        51         $ 88,633      $ (8,049)         85
Residential mortgage
  backed securities          11           84,372        (1,967)        14           34,229        (8,673)         25
Commercial mortgage
  backed securities           6           21,587          (342)         8           41,678        (2,277)         14
Asset backed
  securities                  1            1,488           (70)         3            5,465          (876)          4
State and municipal
  obligations                12           29,282        (1,012)        --               --            --          12
Foreign government
  bonds and
  obligations                --               --            --          1              382           (70)          1
------------------------------------------------------------------------------------------------------------------------
  Total                      64         $216,741       $(5,150)        77         $170,387      $(19,945)        141
========================================================================================================================

                             DECEMBER 31, 2009
(IN THOUSANDS, EXCEPT   --------------------------
NUMBER OF SECURITIES)              TOTAL
--------------------------------------------------
DESCRIPTION OF              FAIR       UNREALIZED
SECURITIES:                 VALUE        LOSSES
--------------------------------------------------
Corporate debt
  securities              $168,645      $ (9,808)
Residential mortgage
  backed securities        118,601       (10,640)
Commercial mortgage
  backed securities         63,265        (2,619)
Asset backed
  securities                 6,953          (946)
State and municipal
  obligations               29,282        (1,012)
Foreign government
  bonds and
  obligations                  382           (70)
--------------------------------------------------
  Total                   $387,128      $(25,095)
==================================================


RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

                                                                DECEMBER 31, 2008
(IN THOUSANDS, EXCEPT   ------------------------------------------------------------------------------------------------
NUMBER OF SECURITIES)              LESS THAN 12 MONTHS                        12 MONTHS OR MORE                 TOTAL
------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF            NUMBER OF       FAIR       UNREALIZED     NUMBER OF       FAIR       UNREALIZED     NUMBER OF
SECURITIES:              SECURITIES       VALUE        LOSSES      SECURITIES       VALUE        LOSSES      SECURITIES
------------------------------------------------------------------------------------------------------------------------
Corporate debt
  securities                 173        $417,970      $(31,701)        139        $234,787      $(58,636)        312
Residential mortgage
  backed securities            7          34,300       (14,247)         13          22,173        (2,250)         20
Commercial mortgage
  backed securities            6          31,491        (1,839)         23         108,394       (20,927)         29
Asset backed
  securities                   4          33,937        (3,217)          2             880          (681)          6
U.S. government and
  agencies
  obligations                 --              --            --           1           2,127            (6)          1
State and municipal
  obligations                  1             961           (40)          1           3,841          (158)          2
Foreign government
  bonds and
  obligations                  7           1,460          (401)         --              --            --           7
------------------------------------------------------------------------------------------------------------------------
  Total                      198        $520,119      $(51,445)        179        $372,202      $(82,658)        377
========================================================================================================================

                             DECEMBER 31, 2008
(IN THOUSANDS, EXCEPT   --------------------------
NUMBER OF SECURITIES)              TOTAL
--------------------------------------------------
DESCRIPTION OF              FAIR       UNREALIZED
SECURITIES:                 VALUE        LOSSES
--------------------------------------------------
Corporate debt
  securities              $652,757      $ (90,337)
Residential mortgage
  backed securities         56,473        (16,497)
Commercial mortgage
  backed securities        139,885        (22,766)
Asset backed
  securities                34,817         (3,898)
U.S. government and
  agencies
  obligations                2,127             (6)
State and municipal
  obligations                4,802           (198)
Foreign government
  bonds and
  obligations                1,460           (401)
--------------------------------------------------
  Total                   $892,321      $(134,103)
==================================================



As part of RiverSource Life of NY's ongoing monitoring process, management determined that a majority of the gross unrealized losses on its Available-for-Sale securities are attributable to changes in credit spreads across sectors. The primary driver of lower unrealized losses in 2009 compared to 2008 was the tightening of credit spreads across sectors, partially offset by higher interest rates. In addition, a portion of the decrease in unrealized losses was offset by an increase due to the adoption of a new accounting standard effective January 1, 2009. RiverSource Life of NY recorded a cumulative effect increase to the amortized cost of previously other-than-temporarily impaired investments that increased the gross unrealized losses on Available-for-Sale securities by $1.3 million. This impact is due to the impairment of Available-for-Sale securities recognized in other comprehensive income (loss) previously recognized through earnings for factors other than credit.

The following table presents a rollforward of the cumulative amounts recognized in the Statements of Operations for other-than-temporary impairments related to credit losses on securities for which a portion of the securities' total other-than-temporary impairments was recognized in other comprehensive income (loss):

                                                                                    (IN
                                                                                THOUSANDS)
-------------------------------------------------------------------------------------------
Beginning balance of credit losses on securities held for which a portion of other-than-temporary impairment was recognized in other comprehensive
  income                                                                          $ 1,892
Additional amount related to credit losses for which an other-than-temporary
  impairment was not previously recognized                                            496
Reductions for securities sold during the period (realized)                        (1,355)
Additional increases to the amount related to credit losses for which an
  other-than-temporary impairment was previously recognized                           861
-------------------------------------------------------------------------------------------
Ending balance of credit losses on securities held as of December 31, 2009 for which a portion of other-than-temporary impairment was recognized in
  other comprehensive income                                                      $ 1,894
===========================================================================================



The change in net unrealized securities gains (losses) in other comprehensive income (loss) includes three components, net of tax: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized but have been recognized in current period net income due to sales of Available-for-Sale securities; and (iii) other items primarily consisting of adjustments in asset and liability balances, such as DAC, DSIC, benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates. As a result of the adoption of a new accounting standard effective January 1, 2009, net unrealized investment gains (losses) arising during the period also includes other-than-temporary impairment losses on Available-for-Sale securities related to factors other than credit that were recognized in other comprehensive income (loss) during the period. Additionally, reclassification of (gains) losses included in net income contains noncredit other-than-temporary impairment losses that were previously unrealized but have been recognized in current period net income due to their reclassification as credit losses.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

The following table presents a rollforward of the net unrealized investment gains (losses) on Available-for-Sale securities included in accumulated other comprehensive income (loss):

                                                                                         ACCUMULATED
                                                                                            OTHER
                                                                                        COMPREHENSI-
                                                                                          VE INCOME
                                                                                           (LOSS)
                                                                                         RELATED TO
                                                                 NET                         NET
                                                             UNREALIZED                  UNREALIZED
                                                             INVESTMENT                  INVESTMENT
                                                                GAINS       DEFERRED        GAINS
(IN THOUSANDS)                                                (LOSSES)     INCOME TAX     (LOSSES)
----------------------------------------------------------------------------------------------------
Balance at January 1, 2007                                    $ (17,340)    $  6,069      $(11,271)
  Net unrealized investment gains arising during the
  period                                                          6,003       (2,101)        3,902
  Reclassification of gains included in net income               (5,051)       1,768        (3,283)
  Impact on DAC and DSIC                                            544         (191)          353
----------------------------------------------------------------------------------------------------
Balance at December 31, 2007                                  $ (15,844)    $  5,545      $(10,299)
  Net unrealized investment losses arising during the
  period                                                       (128,871)      45,105       (83,766)
  Reclassification of losses included in net income              24,112       (8,439)       15,673
  Impact on DAC, DSIC and benefit reserves                       22,688       (7,940)       14,748
----------------------------------------------------------------------------------------------------
Balance at December 31, 2008                                  $ (97,915)    $ 34,271      $(63,644)
  Cumulative effect of accounting change                         (1,149)(1)      402          (747)
  Net unrealized investment gains arising during the
  period                                                        184,164      (64,458)      119,706
  Reclassification of gains included in net income               (2,943)       1,030        (1,913)
  Impact on DAC, DSIC, benefit reserves and reinsurance
  recoverables                                                  (35,705)      12,528       (23,177)
----------------------------------------------------------------------------------------------------
Balance at December 31, 2009                                  $  46,452     $(16,227)     $ 30,225(2)
====================================================================================================



(1) Amount represents the cumulative effect of adopting a new accounting standard on January 1, 2009, net of DAC and DSIC amortization and certain benefit reserves. See Note 3 for additional information on the adoption impact.

(2) At December 31, 2009, Accumulated Other Comprehensive Income Related to Net Unrealized Investment Gains included $(28) thousand of noncredit related impairments on securities and net unrealized securities losses on previously impaired securities.

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in net realized investment gains (losses) were as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN THOUSANDS)                                                     2009          2008          2007
-------------------------------------------------------------------------------------------------------
Gross realized investment gains from sales                        $11,098      $    933       $ 6,409
Gross realized investment losses from sales                        (2,950)         (148)       (1,030)
Other-than-temporary impairments related to credit                 (5,205)      (24,898)         (326)


The $5.2 million of other-than-temporary impairments recognized in net realized investment gains (losses) in 2009 were related to credit losses on non-agency residential mortgage backed securities and corporate debt securities in the gaming industry and banking and finance industries. The $24.9 million of other-than-temporary impairments recognized in net realized investment gains (losses) in 2008 primarily related to credit losses on non-agency residential mortgage backed securities, corporate debt securities primarily in the financial services industry and asset backed and other securities. The $0.3 million of other-than-temporary impairments recognized in net realized investment gains (losses) in 2007 related to corporate debt securities in the publishing and home building industries.

Available-for-Sale securities by contractual maturity at December 31, 2009 were as follows:

                                                                         AMORTIZED       FAIR
(IN THOUSANDS)                                                             COST          VALUE
-------------------------------------------------------------------------------------------------
Due within one year                                                     $   54,722    $   55,413
Due after one year through five years                                      476,440       493,053
Due after five years through 10 years                                      389,918       406,516
Due after 10 years                                                         222,589       241,344
-------------------------------------------------------------------------------------------------
                                                                         1,143,669     1,196,326
Residential mortgage backed securities                                     255,998       253,589
Commercial mortgage backed securities                                      243,266       247,249
Asset backed securities                                                     72,131        73,815
-------------------------------------------------------------------------------------------------
Total                                                                   $1,715,064    $1,770,979
=================================================================================================



Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities and asset backed securities are not due at a single maturity date. As such, these securities were not included in the maturities distribution.

At both December 31, 2009 and 2008, bonds carried at $0.3 million were on deposit with various states as required by law.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

Commercial Mortgage Loans, net
The following is a summary of commercial mortgage loans:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN THOUSANDS)                                                             2009          2008
-------------------------------------------------------------------------------------------------
Commercial mortgage loans                                                $186,074      $211,974
Less: allowance for loan losses                                            (2,088)       (1,188)
-------------------------------------------------------------------------------------------------
Commercial mortgage loans, net                                           $183,986      $210,786
=================================================================================================



Commercial mortgage loans are first mortgages on real estate. RiverSource Life of NY holds the mortgage documents, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements. It is RiverSource Life of NY's practice to limit commercial mortgage loan fundings to 80% or less of the market value of the real estate at the time of origination of the loan.

The balances of and changes in the allowance for loan losses were as follows:

(IN THOUSANDS)                                                     2009          2008          2007
-------------------------------------------------------------------------------------------------------
Balance at January 1                                              $1,188        $1,188        $ 2,718
Provision for loan losses                                            900            --         (1,530)
Foreclosures, write-offs and loan sales                               --            --             --
-------------------------------------------------------------------------------------------------------
Balance at December 31                                            $2,088        $1,188        $ 1,188
=======================================================================================================



Concentrations of credit risk of commercial mortgage loans by region were as follows:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN THOUSANDS)                                                             2009          2008
-------------------------------------------------------------------------------------------------
Commercial mortgage loans by U.S. region:
  Atlantic                                                               $ 56,978      $ 66,425
  North Central                                                            41,956        48,748
  Mountain                                                                 28,399        32,696
  Pacific                                                                  25,553        29,605
  South Central                                                            16,634        17,205
  New England                                                              16,554        17,295
-------------------------------------------------------------------------------------------------
                                                                          186,074       211,974
Less: allowance for loan losses                                            (2,088)       (1,188)
-------------------------------------------------------------------------------------------------
  Total                                                                  $183,986      $210,786
=================================================================================================



Concentrations of credit risk of commercial mortgage loans by property type were as follows:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN THOUSANDS)                                                             2009          2008
-------------------------------------------------------------------------------------------------
Commercial mortgage loans by U.S. property type:
  Industrial buildings                                                   $ 50,019      $ 52,424
  Shopping centers and retail                                              49,460        56,107
  Office buildings                                                         42,406        46,632
  Apartments                                                               24,964        31,102
  Medical buildings                                                         9,284        11,120
  Hotels and motels                                                         4,512         4,737
  Mixed use                                                                 3,172         4,247
  Other                                                                     2,257         5,605
-------------------------------------------------------------------------------------------------
                                                                          186,074       211,974
Less: allowance for loan losses                                            (2,088)       (1,188)
-------------------------------------------------------------------------------------------------
  Total                                                                  $183,986      $210,786
=================================================================================================



Commitments to fund commercial mortgages were made in the ordinary course of business. There were no outstanding commercial mortgage loan funding commitments at December 31, 2009 and 2008.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

Sources of Investment Income and Net Realized Investment Gains (Losses) Net investment income is summarized as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN THOUSANDS)                                                     2009          2008          2007
-------------------------------------------------------------------------------------------------------
Income on fixed maturities                                       $ 91,198       $76,456      $ 84,542
Income on commercial mortgage loans                                11,716        12,990        14,564
Trading securities                                                  3,056         6,371        11,403
-------------------------------------------------------------------------------------------------------
                                                                  105,970        95,817       110,509
Less: investment expenses                                           2,891         1,396         1,319
-------------------------------------------------------------------------------------------------------
  Total                                                          $103,079       $94,421      $109,190
=======================================================================================================



Net realized investment gains (losses) are summarized as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN THOUSANDS)                                                     2009          2008          2007
-------------------------------------------------------------------------------------------------------
Fixed maturities                                                  $2,943       $(24,113)      $5,053
Commercial mortgage loans                                           (900)            --        1,530
Cash equivalents                                                       2             (4)          --
-------------------------------------------------------------------------------------------------------
  Total                                                           $2,045       $(24,117)      $6,583
=======================================================================================================



5. DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

During the third quarter of 2009, 2008 and 2007, RiverSource Life of NY completed the annual detailed review of valuation assumptions of its products. In addition, during the third quarter of 2008, RiverSource Life of NY converted to a new industry standard valuation system that provides enhanced modeling capabilities.

The total pretax impacts on RiverSource Life of NY's revenues and expenses attributable to the review of the valuation assumptions for the years ended December 31, 2009, 2008 and 2007 and the valuation system conversion for the year ended December 31, 2008 were as follows:

                                                                      BENEFITS,                     OTHER
                                                                       CLAIMS,                    INSURANCE
                                                       POLICY AND    LOSSES AND                      AND
PRETAX BENEFIT (CHARGE)                                 CONTRACT     SETTLEMENT   AMORTIZATION    OPERATING
(IN THOUSANDS)                            PREMIUMS       CHARGES      EXPENSES       OF DAC       EXPENSES        TOTAL
--------------------------------------------------------------------------------------------------------------------------
2009 period                                 $ --         $(2,300)      $3,400        $ 9,600       $    --       $10,700
2008 period                                  100           3,100        2,900         (3,000)       (1,700)        1,400
2007 period                                   --            (200)        (900)        (2,600)           --        (3,700)


The balances of and changes in DAC were as follows:

(IN THOUSANDS)                                                     2009          2008          2007
-------------------------------------------------------------------------------------------------------
Balance at January 1                                             $236,619      $228,826      $236,165
Cumulative effect of accounting change                                 --         1,970       (13,939)
Capitalization of acquisition costs                                27,171        28,583        34,159
Amortization, excluding impacts of valuation assumptions
review and valuation system conversion                            (21,550)      (38,554)      (25,438)
Amortization, impact of valuation assumptions review and
valuation system conversion                                         9,600        (3,000)       (2,600)
Impact of change in net unrealized securities losses (gains)      (29,898)       18,794           479
-------------------------------------------------------------------------------------------------------
Balance at December 31                                           $221,942      $236,619      $228,826
=======================================================================================================



The balances of and changes in DSIC were as follows:

(IN THOUSANDS)                                                     2009          2008          2007
-------------------------------------------------------------------------------------------------------
Balance at January 1                                              $23,808       $19,447       $15,658
Cumulative effect of accounting change                                 --           553          (496)
Capitalization of sales inducements costs                           5,305         4,802         6,266
Amortization, excluding impacts of valuation assumptions
review and valuation system conversion                             (3,441)       (2,691)       (2,046)
Amortization, impact of valuation assumptions review and
valuation system conversion                                           400           100            --
Impact of change in net unrealized securities losses (gains)       (3,153)        1,597            65
-------------------------------------------------------------------------------------------------------
Balance at December 31                                            $22,919       $23,808       $19,447
=======================================================================================================



RiverSource Life of NY adopted a new accounting standard on the recognition and presentation of other-than-temporary impairments in 2009. The adoption had no net impact to DAC and DSIC.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

Effective January 1, 2008, RiverSource Life of NY adopted a new accounting standard on fair value measurements and recorded as a cumulative change in accounting principle a pretax increase of $2.0 million and $0.6 million to DAC and DSIC, respectively. See Note 3 for additional information regarding RiverSource Life of NY's adoption of fair value accounting standards.

Effective January 1, 2007, RiverSource Life of NY adopted a new accounting standard related to DAC in connection with modifications or exchanges of insurance contracts and recorded as a cumulative change in accounting principle a pretax reduction of $13.9 million and $0.5 million to DAC and DSIC, respectively.

6. REINSURANCE

Generally, RiverSource Life of NY reinsures 90% of the death benefit liability related to individual fixed and variable universal life and term life insurance products. As a result, RiverSource Life of NY typically retains and is at risk for, at most, 10% of each policy's death benefit from the first dollar of coverage for new sales of these policies, subject to the reinsurers fulfilling their obligations. RiverSource Life of NY began reinsuring risks at this level during 2002 for term life insurance and 2003 for individual fixed and variable universal life insurance. Policies issued prior to these dates are not subject to these same reinsurance levels. Generally, the maximum amount of life insurance risk retained by RiverSource Life of NY is $1.5 million (increased from $750,000 during 2008) on a single life and $1.5 million on any flexible premium survivorship life policy. Risk on fixed and variable universal life policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2002 is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

For existing LTC policies, RiverSource Life of NY, for 1996 and later issues, retained 50% of the risk and ceded the remaining 50% of the risk on a coinsurance basis to a subsidiary of Genworth Financial, Inc. ("Genworth").

In addition, RiverSource Life of NY assumes life insurance risk under a reinsurance arrangement with an unaffiliated insurance company.

RiverSource Life of NY retains all risk for new claims on DI contracts. Risk is currently managed by limiting the amount of DI written on any one individual. RiverSource Life of NY also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

At December 31, 2009 and 2008, traditional life and universal life insurance in force aggregated $10.9 billion and $10.8 billion, respectively, of which $6.5 billion and $6.2 billion were reinsured at the respective year ends. Life insurance in force is reported on a statutory basis. RiverSource Life of NY also reinsures a portion of the risks assumed under its LTC policies.

The effect of reinsurance on premiums was as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN THOUSANDS)                                                     2009          2008          2007
-------------------------------------------------------------------------------------------------------
Direct premiums                                                  $ 38,822      $ 36,652       $34,062
Reinsurance ceded                                                 (13,758)      (10,589)       (9,446)
-------------------------------------------------------------------------------------------------------
Net premiums                                                     $ 25,064      $ 26,063       $24,616
=======================================================================================================



Policy and contract charges are presented on the Statements of Operations net of $2.9 million, $2.9 million and $3.5 million of reinsurance ceded for the years ended December 31, 2009, 2008 and 2007, respectively.

Reinsurance recovered from reinsurers was $4.5 million, $4.1 million and $2.7 million for the years ended December 31, 2009, 2008 and 2007, respectively. Reinsurance contracts do not relieve RiverSource Life of NY from its primary obligation to policyholders.

Included in reinsurance recoverables is approximately $52.3 million and $47.9 million related to LTC risk ceded to Genworth as of December 31, 2009 and 2008, respectively. Future policy benefits include $4.8 million and $5.4 million related to an assumed reinsurance arrangement as of December 31, 2009 and 2008, respectively.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

7. FUTURE POLICY BENEFITS, POLICY CLAIMS AND OTHER POLICYHOLDERS' FUNDS AND SEPARATE ACCOUNT LIABILITIES

Future policy benefits and policy claims and other policyholders' funds consisted of the following:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN THOUSANDS)                                                             2009          2008
-------------------------------------------------------------------------------------------------
Fixed annuities                                                         $1,182,426    $1,056,580
Variable annuities fixed sub-accounts                                      310,603       293,301
Variable annuity GMWB                                                        9,188        75,843
Variable annuity GMAB                                                        4,374        18,796
Other variable annuity guarantees                                              709         2,891
-------------------------------------------------------------------------------------------------
  Total annuities                                                        1,507,300     1,447,411
VUL/UL insurance                                                           158,788       151,359
Other life, DI and LTC insurance                                           250,777       236,088
-------------------------------------------------------------------------------------------------
  Total future policy benefits                                           1,916,865     1,834,858
Policy claims and other policyholders' funds                                 6,899         8,340
-------------------------------------------------------------------------------------------------
  Total future policy benefits and policy claims and other
  policyholders' funds                                                  $1,923,764    $1,843,198
=================================================================================================



Separate account liabilities consisted of the following:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN THOUSANDS)                                                             2009          2008
-------------------------------------------------------------------------------------------------
Variable annuity variable sub-accounts                                  $2,622,191    $2,015,275
VUL insurance variable sub-accounts                                        297,602       231,899
Other insurance variable sub-accounts                                        1,000           847
-------------------------------------------------------------------------------------------------
  Total separate account liabilities                                    $2,920,793    $2,248,021
=================================================================================================



Fixed Annuities
Fixed annuities include both deferred and payout contracts. Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. RiverSource Life of NY generally invests the proceeds from the annuity payments in fixed rate securities.

Variable Annuities
Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts issued by RiverSource Life of NY contain one or more guaranteed benefits, including GMWB, GMAB, GMDB and GGU provisions. RiverSource Life of NY previously offered contracts with GMIB provisions. See
Note 2 and Note 8 for additional information regarding RiverSource Life of NY's variable annuity guarantees. RiverSource Life of NY does not currently hedge its risk under the GMDB, GGU and GMIB provisions. The total value of variable annuity contracts with GMWB riders increased from $676.5 million at December 31, 2008 to $1.0 billion at December 31, 2009. The total value of variable annuity contracts with GMAB riders increased from $104.2 million at December 31, 2008 to $165.5 million at December 31, 2009. See Note 14 for additional information regarding derivative instruments used to hedge risks related to GMWB and GMAB provisions.

Insurance Liabilities
VUL/UL is the largest group of insurance policies written by RiverSource Life of NY. Premium on UL is invested in a fixed account, while purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for VUL contracts are held in separate accounts where the assets are held for the exclusive benefit of those policyholders. RiverSource Life of NY also offers term insurance as well as disability products. RiverSource Life of NY no longer offers LTC products but has in force policies from prior years. Insurance liabilities include accumulation values, unpaid reported claims, incurred but not reported claims and obligations for anticipated future claims.

8. VARIABLE ANNUITY AND INSURANCE GUARANTEES

The majority of the variable annuity contracts offered by RiverSource Life of NY contain GMDB provisions. In addition, RiverSource Life of NY offers contracts with GMWB and GMAB provisions. RiverSource Life previously offered contracts containing GMIB provisions and variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings, which are referred to as GGU benefits. See Note 2 and Note 7 for additional information regarding the liabilities related to variable annuity guarantees.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

The GMDB provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture less a pro-rata portion of any rider fees or (ii) the GMDB provisions specified in the contract. RiverSource Life of NY has three primary GMDB provisions:

- Return of premium -- provides purchase payments minus adjusted partial surrenders.

- Reset -- provides that the value resets to the account value every sixth contract anniversary minus adjusted partial surrenders. This provision is often provided in combination with the return of premium provision. This provision is no longer offered.

- Ratchet -- provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments, less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on equity market performance. At issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a "step-up") in the case of favorable market performance.

RiverSource Life of NY has GMWB riders in force with the following provisions:

- withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

- withdrawals at a specified rate per year for the life of the contractholder or for joint contractholders while either is alive ("GMWB for life"). Some policies require that once withdrawals begin, the contractholder's funds are moved to one of three less aggressive asset allocation models (of the five that are available prior to withdrawal).

Variable annuity contractholders age 79 or younger at contract issue can also obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or 80% of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10 year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Certain UL contracts offered by RiverSource Life of NY provide secondary guarantee benefits. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

The following table provides information related to variable annuity guarantees for which RiverSource Life of NY has established additional liabilities:

                                                        DECEMBER 31, 2009                            DECEMBER 31, 2008
                                    ---------------------------------------------------------------------------------------
                                                     CONTRACT                                                    CONTRACT
VARIABLE ANNUITY GUARANTEES BY          TOTAL        VALUE IN          NET         WEIGHTED         TOTAL        VALUE IN
BENEFIT TYPE(1)                       CONTRACT       SEPARATE        AMOUNT         AVERAGE       CONTRACT       SEPARATE
(IN THOUSANDS, EXCEPT AGE)              VALUE        ACCOUNTS      AT RISK(2)    ATTAINED AGE       VALUE        ACCOUNTS
---------------------------------------------------------------------------------------------------------------------------
GMDB:
  Return of premium                  $1,517,377     $1,408,297      $ 45,453          61         $1,066,416     $  981,665
  Six-year reset                        827,758        663,365        47,812          61            799,245        623,034
  One-year ratchet                      378,416        351,457        39,435          62            288,479        262,310
  Five-year ratchet                     151,102        142,857         6,972          60            109,258        103,010
  Other                                   2,409          2,223           168          67              2,371          2,134
---------------------------------------------------------------------------------------------------------------------------
    Total -- GMDB                    $2,877,062     $2,568,199      $139,840          61         $2,265,769     $1,972,153
===========================================================================================================================
GGU DEATH BENEFIT                    $      121     $      107      $     --          50         $       79     $       78
===========================================================================================================================
GMIB                                 $   25,245     $   23,555      $  4,701          62         $   21,731     $   19,088
===========================================================================================================================
GMWB:
  GMWB                               $  240,069     $  231,008      $ 23,872          63         $  199,351     $  192,206
  GMWB for life                         788,150        749,101        39,985          63            477,102        452,793
---------------------------------------------------------------------------------------------------------------------------
    Total -- GMWB                    $1,028,219     $  980,109      $ 63,857          63         $  676,453     $  644,999
===========================================================================================================================
GMAB                                 $  165,452     $  160,259      $  7,419          55         $  104,241     $  100,820
===========================================================================================================================

                                         DECEMBER 31, 2008
                                    ---------------------------
                                                     WEIGHTED
VARIABLE ANNUITY GUARANTEES BY           NET          AVERAGE
BENEFIT TYPE(1)                        AMOUNT        ATTAINED
(IN THOUSANDS, EXCEPT AGE)           AT RISK(2)         AGE
---------------------------------------------------------------
GMDB:
  Return of premium                   $242,846          61
  Six-year reset                       160,868          61
  One-year ratchet                     104,321          61
  Five-year ratchet                     29,024          60
  Other                                    447          66
---------------------------------------------------------------
    Total -- GMDB                     $537,506          61
===============================================================
GGU DEATH BENEFIT                     $     --          49
===============================================================
GMIB                                  $  8,721          62
===============================================================
GMWB:
  GMWB                                $ 71,371          62
  GMWB for life                        139,641          62
---------------------------------------------------------------
    Total -- GMWB                     $211,012          62
===============================================================
GMAB                                  $ 30,767          55
===============================================================



(1) Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type. Variable annuity contracts for which the death benefit equals the account value are not shown in this table.

(2) Represents the current guaranteed benefit amount in excess of the current contract value. GMIB, GMWB and GMAB benefits are subject to waiting periods and payment periods specified in the contract.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

Changes in additional liabilities were as follows:

(IN THOUSANDS)                                   GMDB & GGU       GMIB          GMWB          GMAB           UL
--------------------------------------------------------------------------------------------------------------------
Liability balance at January 1, 2008               $ 1,152        $ 26        $  6,308      $  1,651       $  429
Incurred claims                                        156         278          69,535        17,145          516
Paid claims                                          1,180          99              --            --           (2)
--------------------------------------------------------------------------------------------------------------------
Liability balance at December 31, 2008               2,488         403          75,843        18,796          943
Incurred claims                                       (107)        (19)        (66,655)      (14,422)         719
Paid claims                                         (2,056)         --              --            --         (431)
--------------------------------------------------------------------------------------------------------------------
Liability balance at December 31, 2009             $   325        $384        $  9,188      $  4,374       $1,231
====================================================================================================================



The liabilities for guaranteed benefits are supported by general account assets.

The following table summarizes the distribution of separate account balances by asset type for variable annuity contracts providing guaranteed benefits:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN THOUSANDS)                                                             2009          2008
-------------------------------------------------------------------------------------------------
Mutual funds:
  Equity                                                                $1,565,000    $1,164,193
  Bond                                                                     892,000       660,964
  Other                                                                    156,000       183,181
-------------------------------------------------------------------------------------------------
Total mutual funds                                                      $2,613,000    $2,008,338
=================================================================================================



No gains or losses were recognized on assets transferred to separate accounts for the periods presented.

9. LINES OF CREDIT

RiverSource Life of NY has available a committed line of credit with Ameriprise Financial aggregating the lesser of $25 million or 5% of RiverSource Life of NY's statutory admitted assets as of the prior year end. The interest rate for any borrowings is established by reference to LIBOR. This line of credit is renewed annually on August 1st with Ameriprise Financial and filed with the New York State Insurance Department. There were no amounts outstanding on this line of credit at December 31, 2009 and 2008.

10. FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

VALUATION HIERARCHY
RiverSource Life of NY categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by RiverSource Life of NY's valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1 Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

DETERMINATION OF FAIR VALUE
RiverSource Life of NY uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. RiverSource Life of NY's market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. RiverSource Life of NY's income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, RiverSource Life of NY maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

ASSETS

Cash Equivalents
Cash equivalents include highly liquid investments with original maturities of 90 days or less. Actively traded money market funds are measured at their NAV and classified as Level 1. RiverSource Life of NY's remaining cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Available-for-Sale Securities
When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from nationally-recognized pricing services, broker quotes or other model-based valuation techniques such as the present value of cash flows. Level 1 securities include U.S. Treasuries. Level 2 securities include corporate and municipal bonds, agency mortgage backed securities, commercial mortgage backed securities, asset backed securities and U.S. and foreign government and agency securities. Level 3 securities include corporate bonds, non-agency residential mortgage backed securities, commercial mortgage backed securities and asset backed securities.

Through RiverSource Life of NY's own experience transacting in the marketplace and through discussions with its pricing vendors, RiverSource Life of NY believes that the market for non-agency residential mortgage backed securities is inactive. Indicators of inactive markets include pricing services' reliance on brokers or discounted cash flow analyses to provide prices, an increase in the disparity between prices provided by different pricing services for the same security, unreasonably large bid-offer spreads and a significant decrease in the volume of trades relative to historical levels. In certain cases, this market inactivity has resulted in RiverSource Life of NY applying valuation techniques that rely more on an income approach (discounted cash flows using market rates) than on a market approach (prices from pricing services). RiverSource Life of NY considers market observable yields for other asset classes it considers to be of similar risk, which includes nonperformance and liquidity for individual securities, to set the discount rate for applying the income approach to certain non-agency residential mortgage backed securities.

Separate Account Assets
The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV represents the exit price for the separate account. Separate account assets are classified as Level 2 as they are traded in principal-to-principal markets with little publicly released pricing information.

Derivatives
The fair value of derivatives that are traded in certain over-the-counter markets are generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include interest rate swaps and options. Derivatives that are valued using pricing models that have significant unobservable inputs are classified as Level 3 measurements. Structured derivatives that were used by RiverSource Life of NY to hedge its exposure to market risk related to certain variable annuity riders were also classified as Level 3. RiverSource Life of NY settled these derivatives in 2008 and has not entered into any additional structured derivatives since then.

LIABILITIES

Embedded Derivatives

VARIABLE ANNUITY RIDERS -- GMAB AND GMWB
RiverSource Life of NY values the embedded derivative liability attributable to the provisions of certain variable annuity riders using internal valuation models. These models calculate fair value by discounting expected cash flows from benefits plus margins for profit, risk and expenses less embedded derivative fees. The projected cash flows used by these models include observable capital market assumptions and incorporate significant unobservable inputs related to contractholder behavior assumptions and margins for risk, profit and expenses that RiverSource Life of NY believes an exit market participant would expect. The fair value of these embedded derivatives also reflects a current estimate of RiverSource Life of NY's nonperformance risk specific to these liabilities. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3. The embedded derivative liability attributable to these provisions is recorded in future policy benefits.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis:

                                                                          DECEMBER 31, 2009
                                                       ------------------------------------------------------
(IN THOUSANDS)                                            LEVEL 1       LEVEL 2       LEVEL 3        TOTAL
-------------------------------------------------------------------------------------------------------------
Assets
  Available-for-Sale securities:
     Fixed maturities:
       Corporate debt securities                          $   --      $1,053,391     $ 67,825     $1,121,216
       Residential mortgage backed securities                 --         131,661      121,928        253,589
       Commercial mortgage backed securities                  --         247,107          142        247,249
       Asset backed securities                                --          58,159       15,656         73,815
       State and municipal obligations                        --          58,207           --         58,207
       U.S. government and agencies obligations            1,410          10,989           --         12,399
       Foreign government bonds and obligations               --           4,504           --          4,504
-------------------------------------------------------------------------------------------------------------
     Total Available-for-Sale securities: Fixed
     maturities                                            1,410       1,564,018      205,551      1,770,979
  Trading securities                                         113              --           --            113
  Cash equivalents                                             6          89,496           --         89,502
  Other assets                                                --          14,433          137         14,570
  Separate account assets                                     --       2,920,793           --      2,920,793
-------------------------------------------------------------------------------------------------------------
Total assets at fair value                                $1,529      $4,588,740     $205,688     $4,795,957
=============================================================================================================

Liabilities
  Future policy benefits                                  $   --      $       --     $ 13,413     $   13,413
  Other liabilities                                           --          12,404           --         12,404
-------------------------------------------------------------------------------------------------------------
Total liabilities at fair value                           $   --      $   12,404     $ 13,413     $   25,817
=============================================================================================================




                                                                          DECEMBER 31, 2008
                                                       ------------------------------------------------------
(IN THOUSANDS)                                            LEVEL 1       LEVEL 2       LEVEL 3        TOTAL
-------------------------------------------------------------------------------------------------------------
Assets
  Available-for-Sale securities:
     Fixed maturities:
       Corporate debt securities                          $   --      $  749,103     $ 69,984     $  819,087
       Residential mortgage backed securities                 --         115,911       43,248        159,159
       Commercial mortgage backed securities                  --         182,125          172        182,297
       Asset backed securities                                --          68,939        9,344         78,283
       U.S. government and agencies obligations            1,704          27,679           --         29,383
       State and municipal obligations                        --           6,803           --          6,803
       Foreign government bonds and obligations               --           4,013           --          4,013
-------------------------------------------------------------------------------------------------------------
     Total Available-for-Sale securities: Fixed
     maturities                                            1,704       1,154,573      122,748      1,279,025
  Trading securities                                          87              --           --             87
  Cash equivalents                                         3,800         192,086           --        195,886
  Other assets                                                --          51,345          137         51,482
  Separate account assets                                     --       2,248,021           --      2,248,021
-------------------------------------------------------------------------------------------------------------
Total assets at fair value                                $5,591      $3,646,025     $122,885     $3,774,501
=============================================================================================================

Liabilities
  Future policy benefits                                  $   --      $       --     $ 94,465     $   94,465
  Other liabilities                                           --           5,751           --          5,751
-------------------------------------------------------------------------------------------------------------
Total liabilities at fair value                           $   --      $    5,751     $ 94,465     $  100,216
=============================================================================================================


RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

                                                              TOTAL GAINS
                                                         (LOSSES) INCLUDED IN      PURCHASES,
                                                      --------------------------     SALES,
                                                                        OTHER       ISSUANCES
                                          BALANCE,                  COMPREHENSI-       AND        TRANSFERS     BALANCE,
                                         JANUARY 1,        NET           VE       SETTLEMENTS,   IN/(OUT) OF  DECEMBER 31,
(IN THOUSANDS)                              2009         INCOME        INCOME          NET         LEVEL 3        2009
--------------------------------------------------------------------------------------------------------------------------
Available-for-Sale securities:
  Fixed maturities
     Corporate debt securities            $ 69,984       $    59       $12,498       $(5,110)      $(9,606)     $ 67,825
     Residential mortgage backed
     securities                             43,248         3,056        12,141        63,483            --       121,928
     Commercial mortgage backed
     securities                                172             1             5           (36)           --           142
     Asset backed securities                 9,344           158         1,104         5,050            --        15,656
--------------------------------------------------------------------------------------------------------------------------
Total Available-for-Sale securities:
  Fixed maturities                         122,748         3,274(1)     25,748        63,387        (9,606)(3)   205,551

Other assets                                   137            --            --            --            --           137
Future policy benefits                     (94,465)       85,137(2)         --        (4,085)           --       (13,413)


(1) Represents a $0.7 million loss included in net realized investment gains (losses) and a $4.0 million gain included in net investment income in the Statements of Operations.

(2) Included in benefits, claims, losses and settlement expenses in the Statements of Operations.

(3) Represents securities with a fair value of $9.6 million that were transferred to Level 2 as the fair value of the securities is now obtained from a nationally-recognized pricing service.

                                                              TOTAL GAINS
                                                         (LOSSES) INCLUDED IN      PURCHASES,
                                                      --------------------------     SALES,
                                                                        OTHER       ISSUANCES
                                          BALANCE,                  COMPREHENSI-       AND        TRANSFERS     BALANCE,
                                         JANUARY 1,        NET           VE       SETTLEMENTS,   IN/(OUT) OF  DECEMBER 31,
(IN THOUSANDS)                              2008          LOSS          LOSS           NET         LEVEL 3        2008
--------------------------------------------------------------------------------------------------------------------------
Available-for-Sale securities:
  Fixed maturities
     Corporate debt securities            $ 86,472      $ (2,000)     $ (9,851)     $ (4,637)      $    --      $ 69,984
     Residential mortgage backed
     securities                             12,226        (1,652)      (16,146)       36,958        11,862        43,248
     Commercial mortgage backed
     securities                                275             2            (6)          (99)           --           172
     Asset backed securities                 1,531           529        (1,812)        9,096            --         9,344
--------------------------------------------------------------------------------------------------------------------------
Total Available-for-Sale securities:
  Fixed maturities                         100,504        (3,121)(1)   (27,815)       41,318        11,862(3)    122,748

Other assets                                15,054           895(2)         --       (15,812)           --           137
Future policy benefits                      (6,157)      (84,958)(2)        --        (3,350)           --       (94,465)


(1) Represents a $3.9 million loss included in net realized investment gains (losses) and a $0.8 million gain included in net investment income in the Statements of Operations.

(2) Included in benefits, claims, losses and settlement expenses in the Statements of Operations.

(3) Represents prime non-agency residential mortgage backed securities previously classified as Level 2 for which management believes the market for these prime quality assets is now inactive.

The following table presents the changes in unrealized gains (losses) included in net income related to Level 3 assets and liabilities held at December 31 for the year then ended:


                                                          2009                                      2008
                                        ----------------------------------------------------------------------------------
                                                           NET        BENEFITS,                      NET        BENEFITS,
                                                        REALIZED       CLAIMS,                    REALIZED       CLAIMS,
                                             NET       INVESTMENT    LOSSES AND        NET       INVESTMENT    LOSSES AND
                                         INVESTMENT       GAINS      SETTLEMENT    INVESTMENT       GAINS      SETTLEMENT
(IN THOUSANDS)                             INCOME       (LOSSES)      EXPENSES       INCOME       (LOSSES)      EXPENSES
--------------------------------------------------------------------------------------------------------------------------
Available-for-Sale securities:
  Fixed maturities
     Residential mortgage backed
       securities                          $3,822         $(860)       $    --        $294         $(1,946)     $     --
     Commercial mortgage backed
       securities                              --            --                          2              --            --
     Asset backed securities                  158            --             --         529              --            --
--------------------------------------------------------------------------------------------------------------------------
Total Available-for-Sale securities:
  Fixed maturities                          3,980          (860)            --         825          (1,946)           --

Future policy benefits                         --            --         83,715          --              --       (84,618)

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

During the reporting period, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

The following table provides the carrying values and the estimated fair values of financial instruments that are not reported at fair value. All other financial instruments that are reported at fair value have been included above in the table with balances of assets and liabilities measured at fair value on a recurring basis.

                                                                            DECEMBER 31,
                                                       ------------------------------------------------------
                                                                  2009                        2008
-------------------------------------------------------------------------------------------------------------
                                                         CARRYING        FAIR        CARRYING        FAIR
(IN THOUSANDS)                                             VALUE         VALUE         VALUE         VALUE
-------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
  Commercial mortgage loans, net                        $  183,986    $  182,954     $210,786      $192,896
  Policy loans                                              35,748        39,101       36,226        39,059
  Restricted cash                                            8,400         8,400           --            --

FINANCIAL LIABILITIES
  Future policy benefits                                $1,094,435    $1,111,583     $968,966      $915,297
  Separate account liabilities                               6,517         6,517        6,182         6,182


Commercial mortgage loans, net
The fair value of commercial mortgage loans, except those with significant credit deterioration, is determined by discounting contractual cash flows using discount rates that reflect current pricing for loans with similar remaining maturities and characteristics including loan-to-value ratio, occupancy rate, refinance risk, debt-service coverage, location, and property condition. For commercial mortgage loans with significant credit deterioration, fair value is determined using the same adjustments as above with an additional adjustment for RiverSource Life of NY's estimate of the amount recoverable on the loan.

Policy loans
The fair value of policy loans is determined using discounted cash flows.

Restricted cash
Restricted cash is generally set aside for specific business transactions and restrictions specific to RiverSource Life of NY and does not transfer to third party market participants, therefore, the carrying value amount is a reasonable estimate of fair value.

Future policy benefits
The fair value of fixed annuities, in deferral status, is determined by discounting cash flows using a risk neutral discount rate with adjustments for profit margin, expense margin, early policy surrender behavior, a provision for adverse deviation from estimated early policy surrender behavior and RiverSource Life of NY's nonperformance risk specific to these liabilities. The fair value of other liabilities including non-life contingent fixed annuities in payout status and the fixed portion of a small number of variable annuity contracts classified as investment contracts is determined in a similar manner.

Separate account liabilities
Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. Carrying value is a reasonable estimate of the fair value as it represents the exit value as evidenced by withdrawal transactions between contractholders and RiverSource Life of NY. A nonperformance adjustment is not included as the related separate account assets act as collateral for these liabilities and minimize nonperformance risk.

11. RELATED PARTY TRANSACTIONS

RiverSource Investments, LLC is the investment manager for the proprietary mutual funds used as investment options by RiverSource Life of NY's variable annuity contractholders and variable life insurance policyholders. RiverSource Life of NY provides all fund management services, other than investment management, and is compensated for the administrative services it provides. For the years ended December 31, 2009, 2008 and 2007, RiverSource Life of NY received $4.8 million, $7.2 million and $3.7 million, respectively, from RiverSource Investments, LLC for these services.

RiverSource Life of NY participates in the Ameriprise Financial Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. RiverSource Life of NY contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). RiverSource Life of NY's share of the total net periodic pension cost was $183 thousand, $144 thousand and $90 thousand in 2009, 2008 and 2007, respectively.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

RiverSource Life of NY participates in the Ameriprise Financial 2005 Incentive Compensation Plan. Employees, directors and independent contractors are eligible to receive incentive awards including stock options, restricted stock awards, restricted stock units, performance shares and similar awards designed to comply with the applicable federal regulations and laws of jurisdiction. The expense for incentive awards was $116 thousand, $96 thousand and $83 thousand in 2009, 2008 and 2007, respectively.

RiverSource Life of NY also participates in the defined contribution pension plans of Ameriprise Financial which cover all employees who have met certain employment requirements. RiverSource Life of NY contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations were $159 thousand, $36 thousand and $144 thousand in 2009, 2008 and 2007, respectively.

RiverSource Life of NY has a "Sales Benefit Plan" which is an unfunded, noncontributory retirement plan for all eligible financial advisors. Total plan costs for 2009, 2008 and 2007, which are calculated on the basis of commission earnings of the individual financial advisors, were $2 thousand, $6 thousand and $11 thousand, respectively. Such costs are included in DAC.

RiverSource Life of NY participates in the defined benefit health care plans of Ameriprise Financial which provides health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service related eligibility requirements. Upon retirement, such employees are considered to have been employees of Ameriprise Financial. Ameriprise Financial expenses these benefits and allocates the expenses to its subsidiaries. The cost of these plans charged to operations in 2009, 2008 and 2007 was $22 thousand, $52 thousand and nil, respectively.

Charges by Ameriprise Financial and affiliated companies to RiverSource Life of NY for use of joint facilities, technology support, marketing services and other services aggregated $32.3 million, $42.2 million and $32.3 million for 2009, 2008 and 2007, respectively. Certain of these costs are included in DAC. Expenses allocated to RiverSource Life of NY may not be reflective of expenses that would have been incurred by RiverSource Life of NY on a stand-alone basis.

During 2009, 2008 and 2007, RiverSource Life of NY paid cash dividends of nil, $77 million and $83 million, respectively, to RiverSource Life Insurance Company. The 2008 and 2007 dividends exceeded the limitation described in Note
12. Prior to paying these dividends, RiverSource Life of NY provided notification to the New York State Insurance Department and received a response indicating that they did not object to the payments.

Included in other liabilities at December 31, 2009 is a $9.6 million payable to RiverSource Life for federal income taxes and included in other assets at December 31, 2008 is a $7.0 million receivable from RiverSource Life for federal income taxes.

12. STATUTORY CAPITAL AND SURPLUS

State insurance statutes contain limitations as to the amount of dividends that insurers may make without providing prior notification to state regulators. For RiverSource Life of NY, dividends which exceed the lesser of 10% of statutory surplus as of the immediately preceding year-end or statutory net gain from operations for the immediately preceding calendar year would require pre-notification to the New York State Insurance Department and are subject to potential disapproval.

Statutory net gain (loss) from operations and net income (loss) are as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN THOUSANDS)                                                     2009          2008          2007
-------------------------------------------------------------------------------------------------------
Statutory net gain (loss) from operations                        $101,034      $(36,116)      $33,925
Statutory net income (loss)                                        86,189       (34,045)       43,164


Statutory capital and surplus and unassigned surplus are as follows:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN THOUSANDS)                                                             2009          2008
-------------------------------------------------------------------------------------------------
Statutory capital and surplus                                            $284,340      $215,625
Statutory unassigned surplus                                              160,497       106,190


13. INCOME TAXES

RiverSource Life of NY qualifies as a life insurance company for federal income tax purposes. As such, RiverSource Life of NY is subject to the Internal Revenue Code provisions applicable to life insurance companies.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

The components of income tax provision (benefit) on pretax income (loss) were as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN THOUSANDS)                                                     2009          2008          2007
-------------------------------------------------------------------------------------------------------
Current income tax:
  Federal                                                         $16,836      $ 10,816       $16,760
  State                                                             1,677         2,405         1,056
-------------------------------------------------------------------------------------------------------
Total current income tax                                           18,513        13,221        17,816
Deferred federal income tax                                         7,335       (22,571)        1,184
-------------------------------------------------------------------------------------------------------
Income tax provision (benefit)                                    $25,848      $ (9,350)      $19,000
=======================================================================================================



The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 35% are as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
                                                                   2009          2008          2007
-------------------------------------------------------------------------------------------------------
Tax at U.S. statutory rate                                         35.0%          35.0%        35.0%
Changes in taxes resulting from:
  Tax-exempt interest and dividend income                          (5.4)          26.2         (7.9)
  State taxes, net of federal benefit                               1.3          (10.2)         1.1
  Taxes applicable to prior years                                   1.1            3.9          3.8
  Foreign tax credit, net of addback                               (0.6)           6.2         (1.1)
  Other                                                              --           (0.1)          --
-------------------------------------------------------------------------------------------------------
Income tax provision                                               31.4%          61.0%        30.9%
=======================================================================================================



RiverSource Life of NY's effective tax rate was 31.4%, 61.0% and 30.9% for the years ended December 31, 2009, 2008 and 2007, respectively. The decrease in the effective tax rate is primarily due to pretax income for 2009 compared to a pretax loss in relation to a net tax benefit for 2008.

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. The significant components of RiverSource Life of NY's deferred income tax assets and liabilities are reflected in the following table:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN THOUSANDS)                                                             2009          2008
-------------------------------------------------------------------------------------------------
Deferred income tax assets:
  Liabilities for future policy benefits                                 $ 58,070      $ 78,571
  Investment related                                                        7,084            --
  Net unrealized losses on Available-for Sale securities                       --        34,271
  Other                                                                     3,295         3,028
-------------------------------------------------------------------------------------------------
Gross deferred income tax assets                                           68,449       115,870

Deferred income tax liabilities:
  DAC                                                                      63,397        60,531
  Investment related                                                           --         9,156
  Net unrealized gains on Available-for Sale securities                    16,227            --
  DSIC                                                                      8,457         7,670
-------------------------------------------------------------------------------------------------
Gross deferred income tax liabilities                                      88,081        77,357
-------------------------------------------------------------------------------------------------
Net deferred income tax (liabilities) assets                             $(19,632)     $ 38,513
=================================================================================================



RiverSource Life of NY is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business including the ability to generate capital gains. Consideration is given to, among other things in making this determination, i) future taxable income exclusive of reversing temporary differences and carryforwards, ii) future reversals of existing taxable temporary differences,
iii) taxable income in prior carryback years, and iv) tax planning strategies.

Based on analysis of RiverSource Life of NY's tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable RiverSource Life of NY to utilize all of its deferred tax assets. Accordingly, no valuation allowance for deferred tax assets has been established as of December 31, 2009 and 2008.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

A reconciliation of the beginning and ending amount of unrecognized tax benefits are as follows:

(IN THOUSANDS)                                                     2009          2008          2007
-------------------------------------------------------------------------------------------------------
Balance at December 31                                            $(2,146)      $ 3,481       $   --
Additions (reductions) based on tax positions related to the
current year                                                           61        (7,720)       1,637
Additions for tax positions of prior years                            807         4,844        1,844
Reductions for tax positions of prior years                          (324)       (2,751)          --
-------------------------------------------------------------------------------------------------------
Balance at December 31                                            $(1,602)      $(2,146)      $3,481
=======================================================================================================



If recognized, approximately $2.9 million, $2.0 million and $2.3 million, net of federal tax benefits, of the unrecognized tax benefits as of December 31, 2009, 2008 and 2007, respectively, would affect the effective tax rate.

RiverSource Life of NY recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. RiverSource Life of NY recognized a net expense of $17 thousand, a net benefit of $388 thousand and a net expense of $259 thousand in interest and penalties for the years ended December 31, 2009, 2008 and 2007, respectively. RiverSource Life of NY had receivables of $112 thousand and $129 thousand for the over payment of interest and penalties recorded at December 31, 2009 and 2008, respectively.

It is reasonably possible that the total amounts of unrecognized tax benefits will change in the next 12 months. However, there are a number of open audits and quantification of a range cannot be made at this time.

RiverSource Life of NY files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions, RiverSource Life of NY is no longer subject to U.S. federal or state and local income tax examinations by tax authorities for years before 1997. The Internal Revenue Service ("IRS"), as part of the overall examination of the American Express Company consolidated return, completed its field examination of RiverSource Life of NY's income tax returns for 1997 through 2002 during 2008 and completed its field examination of 2003 through 2004 in the third quarter of 2009. However, for federal income tax purposes, these years continue to remain open as consequence of certain issues under appeal. In the fourth quarter of 2008, the IRS commenced an examination of RiverSource Life of NY's U.S. income tax returns for 2005 through 2007 which is expected to be completed in 2010. RiverSource Life of NY's state income tax returns are currently under examination by various jurisdictions for years ranging from 1998 through 2006.

On September 25, 2007, the IRS issued Revenue Ruling 2007-61 in which it announced that it intends to issue regulations with respect to certain computational aspects of the Dividends Received Deduction ("DRD") related to separate account assets held in connection with variable contracts of life insurance companies. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that purported to change accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time, but they may result in the elimination of some or all of the separate account DRD tax benefit that RiverSource Life of NY receives. Management believes that it is likely that any such regulations would apply prospectively only. Additionally, included in the administration's 2011 Revenue Proposals is a provision to modify the DRD for life insurance companies' separate accounts, which, if enacted, could significantly reduce the DRD tax benefits RiverSource Life of NY received, prospectively, beginning in 2011. For the year ended December 31, 2009, RiverSource Life of NY recorded a benefit of approximately $3.4 million related to the current year's separate account DRD.

As a result of the separation of Ameriprise Financial from American Express, RiverSource Life and subsidiaries will not be able to file a consolidated U.S. federal income tax return with other members of the Ameriprise Financial's affiliated group until 2010. RiverSource Life of NY will be included in the RiverSource Life's consolidated income tax return.

The items comprising other comprehensive income (loss) are presented net of the following income tax benefit amounts:

(IN THOUSANDS)                                                     2009          2008          2007
-------------------------------------------------------------------------------------------------------
Net unrealized securities gains (losses)                          $50,498      $(28,726)       $524
=======================================================================================================



14. DERIVATIVES AND HEDGING ACTIVITIES

Derivative instruments enable RiverSource Life of NY to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. RiverSource Life of NY does not engage in any derivative instrument trading activities. RiverSource Life of NY primarily enters into derivative agreements for risk management purposes related to RiverSource Life of NY's products and operations.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

RiverSource Life of NY uses derivatives as economic hedges and occasionally holds derivatives designated for hedge accounting. The following table presents the balance sheet location and the gross fair value of derivative instruments, including embedded derivatives, by type of derivative and product at December 31, 2009:

                                                BALANCE                           BALANCE
DERIVATIVES NOT DESIGNATED AS HEDGING            SHEET                             SHEET
INSTRUMENTS                                    LOCATION           ASSET          LOCATION         LIABILITY
------------------------------------------------------------------------------------------------------------
                                                                   (IN                               (IN
                                                               THOUSANDS)                        THOUSANDS)
INTEREST RATE CONTRACTS
                                                                               Other
  GMWB and GMAB                              Other assets        $ 4,259       liabilities         $ 7,432

EQUITY CONTRACTS
                                                                               Other
  GMWB and GMAB                              Other assets         10,174       liabilities           4,972

OTHER
                                                                               Future
                                                                               policy
  GMWB and GMAB embedded derivatives(1)                               --       benefits             13,413
------------------------------------------------------------------------------------------------------------
     Total                                                       $14,433                           $25,817
============================================================================================================



(1) The fair values of GMWB and GMAB embedded derivatives fluctuate primarily based on changes in equity, interest rate and credit markets.

See Note 10 for additional information regarding RiverSource Life of NY's fair value measurement of derivative instruments.

DERIVATIVES NOT DESIGNATED AS HEDGES
The following table presents a summary of the impact of derivatives not designated as hedging instruments on the Statements of Operations for the year ended December 31, 2009:

                                                   LOCATION OF         AMOUNT OF
                                                   GAIN (LOSS)        GAIN (LOSS)
                                                       ON                 ON
                                                   DERIVATIVES        DERIVATIVES
DERIVATIVES NOT DESIGNATED AS HEDGING              RECOGNIZED         RECOGNIZED
INSTRUMENTS                                         IN INCOME          IN INCOME
---------------------------------------------------------------------------------
                                                                          (IN
                                                                      THOUSANDS)
INTEREST RATE CONTRACTS
                                                  Benefits,
                                                  claims,
                                                  losses and
                                                  settlement
  GMWB and GMAB                                   expenses             $(12,897)

EQUITY CONTRACTS
                                                  Benefits,
                                                  claims,
                                                  losses and
                                                  settlement
  GMWB and GMAB                                   expenses              (47,198)

OTHER
                                                  Benefits,
                                                  claims,
                                                  losses and
                                                  settlement
  GMWB and GMAB embedded derivatives              expenses               81,052
---------------------------------------------------------------------------------
     Total                                                             $ 20,957
=================================================================================



RiverSource Life of NY holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity and interest rate risk related to RiverSource Life of NY's variable annuity guaranteed benefits.

The majority of RiverSource Life of NY's annuity contracts contain GMDB provisions, which may result in a death benefit payable that exceeds the contract accumulation value when market values of customers' accounts decline. Certain annuity contracts contain GMWB or GMAB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments or guarantee a minimum accumulation value of considerations received at the beginning of the contract period, after a specified holding period, respectively. RiverSource Life of NY economically hedges the exposure related to non-life contingent GMWB and GMAB provisions using various equity futures, equity options, total return swaps, interest rate swaptions and interest rate swaps. At December 31, 2009, the gross notional amount of these contracts was $591.1 million for RiverSource Life of NY's GMWB and GMAB provisions. The premium associated with certain of the above options is paid semi-annually over the life of the option contract.

The following is a summary of the payments RiverSource Life of NY is scheduled to make for these options:

                                                                                 PREMIUMS
(IN THOUSANDS)                                                                    PAYABLE
-------------------------------------------------------------------------------------------
2010                                                                              $ 3,999
2011                                                                                3,968
2012                                                                                3,968
2013                                                                                3,138
2014                                                                                3,137
2015-2024                                                                          10,471

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

Actual timing and payment amounts may differ due to future contract settlements, modifications or exercises of options prior to the full premium being paid or received.

EMBEDDED DERIVATIVES
Certain annuities contain GMAB and non-life contingent GMWB provisions which are considered embedded derivatives. As captured in the tables above, embedded derivatives are bifurcated from their host contracts and reported on the Balance Sheets at fair value with changes in fair value reported in earnings. As noted above, RiverSource Life of NY uses derivatives to mitigate the financial statement impact of these embedded derivatives.

CREDIT RISK
Credit risk associated with RiverSource Life of NY's derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, RiverSource Life of NY has established guidelines and oversight credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting arrangements and collateral arrangements wherever practical. As of December 31, 2009, RiverSource Life of NY held $2.3 million in cash and cash equivalents and recorded a corresponding liability in other liabilities for collateral RiverSource Life of NY is obligated to return to counterparties. As of December 31, 2009, RiverSource Life of NY's maximum credit exposure related to derivative assets after considering netting arrangements with counterparties and collateral arrangements was approximately $8.5 million.

15. COMMITMENTS AND CONTINGENCIES

At December 31, 2009 and 2008, RiverSource Life of NY had no material commitments to purchase investments.

RiverSource Life of NY's annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2009, these guarantees range up to 5.0%. To the extent the yield on RiverSource Life of NY's invested assets portfolio declines below its target spread plus the minimum guarantee, RiverSource Life of NY's profitability would be negatively affected.

The Securities and Exchange Commission, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities have brought proceedings challenging several mutual fund and variable product financial practices, generally including suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements. RiverSource Life of NY has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

RiverSource Life of NY is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life of NY believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

16. STATUTORY ACCOUNTING PRINCIPLES

Reconciliations of net income and shareholder's equity, as shown in the accompanying financial statements, to that determined using statutory accounting principles are as follows:

Net Income

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN THOUSANDS)                                                     2009          2008          2007
-------------------------------------------------------------------------------------------------------
Net income (loss), per accompanying financial statements         $ 56,402      $ (5,964)      $42,496
Deferred acquisition costs (GAAP item)                            (15,221)       12,770        (6,453)
Deferred sales inducement costs (GAAP item)                        (2,263)       (2,211)       (4,220)
Deferred income tax expense (GAAP item)                             7,335       (22,571)        1,184
Change in future policy benefits(1)                               (59,162)       32,034        (1,342)
Current income tax expense(1)                                      (7,584)       11,939            --
Net investment income(1)                                              306          (619)       (4,871)
Realized gains (losses)(1)                                          1,321            --            --
Change in separate account liabilities(1)                          61,812       (19,887)       19,189
Mark-to-market on derivatives(2)                                   46,967       (40,691)          177
Interest maintenance reserves transfer, net of amortization
(statutory item)                                                   (3,187)        1,507        (1,941)
Other, net(1)                                                        (537)         (352)       (1,055)
-------------------------------------------------------------------------------------------------------
Statutory-basis net income (loss)                                $ 86,189      $(34,045)      $43,164
=======================================================================================================



(1) Represents valuation differences between GAAP and statutory income statement amounts.

(2) Represents amounts which are recorded directly to surplus for statutory reporting purposes.

The following table is a reconciliation of statutory-basis net income (loss) as previously reported to the New York State Insurance Department in the Annual Statement to the statutory-basis net income (loss) reported above:

                                                                                YEAR ENDED
                                                                               DECEMBER 31,
(IN THOUSANDS)                                                                     2007
-------------------------------------------------------------------------------------------
Statutory-basis net income (loss) as previously reported in the Annual
Statement                                                                         $34,027
Tax adjustment                                                                      9,137
-------------------------------------------------------------------------------------------
Statutory-basis net income (loss), adjusted                                       $43,164
===========================================================================================



Shareholder's Equity

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN THOUSANDS)                                                             2009          2008
-------------------------------------------------------------------------------------------------
Shareholder's equity, per accompanying financial statements              $ 432,971     $ 281,965
Deferred acquisition costs (GAAP item)                                    (221,942)     (236,619)
Net unrealized gains and losses on Available-for-Sale investments
(GAAP item)                                                                (55,915)      124,155
Deferred sales inducements costs (GAAP item)                               (22,919)      (23,808)
Future policy benefits(1)                                                  (24,810)       35,845
Reinsurance assets(1)                                                       (7,243)      (11,234)
Current income taxes, net(1)                                                 4,355        11,939
Deferred income taxes, net(1)                                               59,533        (3,977)
Separate account liability adjustment (statutory item)                     149,664        87,852
Asset valuation reserve (statutory item)                                    (1,795)      (13,468)
Non-admitted assets (statutory item)                                       (15,162)      (27,781)
Other, net(1)                                                              (12,397)       (9,244)
-------------------------------------------------------------------------------------------------
Statutory-basis capital and surplus                                      $ 284,340     $ 215,625
=================================================================================================



(1) Represents valuation differences between GAAP and statutory balance sheet amounts.

The following table is a reconciliation of statutory-basis capital and surplus as previously reported to the New York State Insurance Department in the Annual Statement to the statutory-basis capital and surplus reported above:

                                                                               DECEMBER 31,
(IN THOUSANDS)                                                                     2007
-------------------------------------------------------------------------------------------
Statutory-basis capital and surplus as reported in the Annual Statement          $274,277
Tax adjustment                                                                      9,137
-------------------------------------------------------------------------------------------
Statutory-basis capital and surplus, adjusted                                    $283,414
===========================================================================================


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS
RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

We have audited the accompanying balance sheets of RiverSource Life Insurance Co. of New York (a wholly owned subsidiary of RiverSource Life Insurance Company) (the Company) as of December 31, 2009 and 2008, and the related statements of operations, cash flows and shareholder's equity for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of RiverSource Life Insurance Co. of New York's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of RiverSource Life Insurance Co. of New York at December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 3 to the financial statements, in 2009 the Company adopted new accounting guidance related to the recognition and presentation of other-than-temporary impairments. Also, in 2008, the Company adopted new accounting guidance related to the measurement of fair value and in 2007, the Company adopted new guidance related to the accounting for uncertainty in income taxes as well as new guidance related to accounting for deferred acquisition costs in connection with modifications or exchanges of insurance and annuity contracts.

                                             /s/ Ernst & Young LLP

Minneapolis, Minnesota

April 23, 2010

PART C.

Item 24. Financial Statements and Exhibits

(a)  Financial statements included in Part B of this Registration Statement:

     The audited financial statements of the RiverSource of New York Variable Annuity Account

     Report of Independent Registered Public Accounting Firm dated April 23,
     2010.

     Statements of Assets and Liabilities for the year ended Dec. 31, 2009.

     Statements of Operations for the year ended Dec. 31, 2009.

     Statements of Changes in Net Assets for the years ended Dec. 31, 2009 and 2008.

     Notes to Financial Statements.

     The audited financial statements of RiverSource Life Insurance Co. of New York

     Report of Independent Registered Public Accounting Firm dated April 23,
2010.

     Balance Sheets as of Dec. 31, 2009 and 2008.

     Statements of Income for the years ended Dec. 31, 2009, 2008 and 2007.

     Statements of Cash Flows for the years ended Dec. 31, 2009, 2008 and 2007.

     Statements of Shareholder's Equity for the three years ended Dec. 31, 2009, 2008 and 2007.

     Notes to Financial Statements.

(b)  Exhibits:

1.1 Consent in writing in Lieu of Meeting of IDS Life of New York establishing the IDS Life of New York Flexible Portfolio Annuity Account dated April 17, 1996, filed electronically as Exhibit 1 to Registrant's Initial Registration Statement No. 333-03867 is incorporated by reference.

1.2 Consent in writing in Lieu of Meeting of IDS Life of New York establishing 105 additional subaccounts within the separate account dated November 19, 1999 filed electronically as Exhibit 1.2 to Registrant's Initial Registration Statement No. 333-91691 filed on or about Nov. 29, 1999, is incorporated by reference.

1.3 Resolution of the Board of Directors of IDS Life of New York establishing 86 additional subaccounts within the separate account, filed electronically as Exhibit 1.3 to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 333-91691, is incorporated by reference.

1.4 Resolution of the Board of Directors of IDS Life of New York establishing 8 additional subaccounts within the seperate account, filed electronically as
     Exhibit 1.4 to Registrant's Post-Effective Amendment No. 2 to Registration Statement No. 333-91691, is incorporated by reference.

1.5 Consent in writing in Lieu of Meeting of IDS Life of New York establishing 46 additional subaccounts within the separate account, dated Aug. 2, 2001, filed electronically as Exhibit 1.5 to Registrant's Post-Effective Amendment No. 3 filed on or about Aug. 9, 2001, is incorporated by reference.

1.6 Resolution of the Board of Directors of IDS Life of New York establishing 2 additional subaccounts within the separate account, dated Feb. 28, 2002, filed electronically as Exhibit 1.6 to Registrant's Post-Effective Amendment No. 4 to Registration Statement No. 333-91691 is incorporated herein by reference.

1.7 Consent in Writing in Lieu of a Meeting of the Board of Directors of IDS Life of New York establishing 112 additional subaccounts within the separate account, dated Oct. 28, 2002, filed electronically as Exhibit 1.7 to Registrant's Post-Effective Amendment No. 6 filed on or about Sept. 6, 2002, is incorporated by reference.

1.8 Resolution of the Board of Directors of IDS Life of New York establishing 36 additional subaccounts within the separate account, dated Sept. 22, 2004 filed electronically as Exhibit 1.8 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-91691, is incorporated by reference.

1.9 Resolution of the Board of Directors of IDS Life of New York establishing an additional subaccount within the separate account, dated April 27, 2005 filed electronically as Exhibit 1.9 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-91691, is incorporated by reference.

1.10 Resolution of the Board of Directors establishing 18 additional subaccounts within the separate account, dated April 12, 2006 filed electronically as
     Exhibit 1.10 to Registrant's Post-Effective Amendment No. 20 to Registration Statement No. 333-91691 is incorporated by reference.

1.11 Resolution of the Board of Directors of IDS Life Insurance Company of New York adopting and approving Agreement and Plan of Merger and subsequent name changes, dated Aug. 29, 2006, filed electronically as
     Exhibit 1.11 to Registrant's Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated by reference.

2    Not applicable.

3. Form of Principal Underwriter Agreement for RiverSource Life Insurance Co. of New York Variable Annuities and Variable Life Insurance filed electronically as Exhibit 3.1 to the Initial Registration Statement on Form N-4 for RiverSource of New York Variable Annuity Account 2 (previously ACL Variable Annuity Account 2), RiverSource Endeavor Select(SM) Variable Annuity, RiverSource Innovations(SM) Select Variable Annuity and RiverSource Innovations(SM) Variable Annuity , on or about Jan. 2, 2007, is incorporated by reference.

4.1 Form of Deferred Annuity Contract for non-qualified contracts (form 31053), filed electronically as Exhibit 4.1 to Registrant's Post-Effective Amendment No. 8 to Registration Statement No. 333-91691 is incorporated herein by reference.

4.2 Form of Maximum Anniversary Value Death Benefit Rider, filed electronically as Exhibit 4.2 to Registrant's Post-Effective Amendment No. 11 to Registration Statement No. 333-91691 is incorporated by reference.

4.3 Form of 5-Year Maximum Anniversary Value Death Benefit Rider, filed electronically as Exhibit 4.3 to Registrant's Post-Effective Amendment No. 11 to Registration Statement No. 333-91691 is incorporated by reference.

4.4 Form of Return of Purchase Payment Death Benefit Rider, filed electronically as Exhibit 4.4 to Registrant's Post-Effective Amendment No. 11 to Registration Statement No. 333-91691 is incorporated by reference.

4.5 Form of Traditional IRA or SEP-IRA Annuity Endorsement (form 139042) filed electronically as Exhibit 4.2 to Registrant's Post-Effective Amendment No. 8 to Registration Statement No. 333-91691 is incorporated herein by reference.

4.6  Form of Roth IRA Annuity Endorsement (form 139043) filed electronically as
     Exhibit 4.3 to Registrant's Post-Effective Amendment No. 8 to Registration Statement No. 333-91691 is incorporated herein by reference.

4.7 Form of SIMPLE IRA Annuity Endorsement (form 139044) filed electronically as Exhibit 4.4 to Registrant's Post-Effective Amendment No. 8 to Registration Statement No. 333-91691 is incorporated herein by reference.

4.8 Form of Deferred Annuity Contract for tax-qualified contracts (form 139035), filed electronically as Exhibit 4.5 to Registrant's Post-Effective Amendment No. 8 to Registration Statement No. 333-91691 is incorporated herein by reference.

4.9  Form of Deferred Annuity Contract for American Express Retirement

     Advisor Select Plus(SM) Variable Annuity filed electronically as Exhibit
     4.9 to Registrant's Post-Effective Amendment No. 11 to Registration Statement No. 333-91691 is incorporated by reference.

4.10 Form of Deferred Annuity Contract for American Express Retirement Advisor Advantage Plus(SM) Variable Annuity (form 31053A) filed electronically as
     Exhibit 4.10 to Registrant's Post-Effective Amendment No. 21 to Registration Statement No. 333-91691, is incorporated by reference.

4.11 Form of Guaranteed Minimum Withdrawal Benefit Rider filed electronically as
     Exhibit 4.10 to Registrant's Post-Effective Amendment No. 13 to Registration Statement No. 333-91691, is incorporated by reference.

4.12 Form of Deferred Annuity Contract for RiverSource Retirement Advisor 4 Advantage Variable Annuity (form 139482) filed electronically as Exhibit
     4.12 to Registrant's Post-Effective Amendment No. 21 to Registration Statement No. 333-91691, is incorporated by reference.

4.13 Form of Deferred Annuity Contract for RiverSource Retirement Advisor 4 Select Variable Annuity (form 139483) filed electronically as Exhibit 4.13 to Registrant's Post-Effective Amendment No. 21 to Registration Statement No. 333-91691, is incorporated by reference.

4.14 Form of Deferred Annuity Contract for RiverSource Retirement Advisor 4 Access Variable Annuity (form 139484) filed electronically as Exhibit 4.14 to Registrant's Post-Effective Amendment No. 21 to Registration Statement No. 333-91691, is incorporated by reference.

4.15 Form of Guaranteed Minimum Lifetime Withdrawal Benefit (Withdrawal Benefit for Life) (form 139476A) filed electronically as Exhibit 4.15 to Registrant's Post-Effective Amendment No. 21 to Registration Statement No. 333-91691, is incorporated by reference.

4.16 Copy of Company name change endorsement (form 139491) for RiverSource Life Insurance Co. of New York filed electronically as Exhibit 4.16 to Registrant's Post-Effective Amendment No. 22 to Registration Statement No. 333-91691, is incorporated by reference.

4.17 Form of SecureSource Joint Life rider filed electronically as Exhibit 4.17 to Registrant's Post-Effective Amendment No. 24 to Registration Statement No. 333-91691, is incorporated by reference.

4.18 Form of SecureSource Single Life rider filed electronically as Exhibit 4.18 to Registrant's Post-Effective Amendment No. 24 to Registration Statement No. 333-91691, is incorporated by reference.

5. Form of Variable Annuity Application filed electronically as Exhibit 5 to Post-Effective Amendment No. 1 to Registration Statement No. 333-91691 is incorporated herein by reference.

6.1 Copy of Charter of RiverSource Life Insurance Co. of New York dated Dec.31, 2006, filed electronically as Exhibit 27(f)(1) to Post-Effective Amendment No. 28 to Registration Statement No.

     333-69777 is incorporated by reference.

6.2 Copy of Amended and Restated By-Laws of RiverSource Life Insurance Co. of New York filed electronically as Exhibit 27(f)(2) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated by reference.

7.   Not applicable.

8.1 Copy of Amended and Restated Participation Agreement dated April 17, 2006, by and among AIM Variable Insurance Funds, AIM Distributors, Inc. American Centurion Life Assurance Company, IDS Life Insurance Company of New York, and Ameriprise Financial Services, Inc. filed electronically as Exhibit 27(h)(1) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.2 Copy of Amended and Restated Participation Agreement dated August 1, 2006, among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc. filed electronically as Exhibit 27(h) (2) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.3 Copy of Amended and Restated Fund Participation Agreement dated June 1, 2006, by and among American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. and American Century Investment Services, Inc. filed electronically as Exhibit 27(h)(3) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.4 Copy of Amended and Restated Participation Agreement dated June 19, 2006, by and among Calvert Variable Series, Inc., Calvert Asset Management Company, Inc., Calvert Distributors, Inc. and IDS Life Insurance Company of New York filed electronically as Exhibit 27(h)(4) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.5 Copy of Fund Participation Agreement dated May 1, 2006 among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. filed electronically as
     Exhibit 27(h) (13) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.6 Copy of Amended and Restated Participation Agreement dated May 1, 2006, by and among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Credit Suisse Trust, Credit Suisse Asset Management, LLC. and Credit Suisse Asset Management Securities, Inc. filed electronically as Exhibit 8.6 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated by reference.

8.7 Copy of Amended and Restated Participation Agreement dated May 1, 2006, by and among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, The Dreyfus Corporation, Dreyfus Variable Investment Fund, and Dreyfus Investment Portfolios filed electronically as Exhibit 8.7 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated by reference.

8.8 Copy of Participation Agreement dated May 1, 2006, among Eaton Vance Variable Trust, Eaton Vance Distributors, Inc. and IDS Life Insurance Company of New York filed electronically as Exhibit 8.8 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated by reference.

8.9 Copy of Evergreen Variable Annuity Trust Amended and Restated Participation Agreement dated June 1, 2006, by and among IDS Life Insurance Company of New York and Evergreen Variable Annuity Trust filed electronically as
     Exhibit 27(h) (14) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.10 Copy of Amended and Restated Fund Participation Agreement dated January 1, 2007,among Variable Insurance Products Funds, Fidelity Distributors Corporation and RiverSource Life Insurance Co. of New York filed electronically as Exhibit 8.16 to RiverSource of New York Variable Annuity Account 2's Post-Effective Amendment No. 3 to Registration Statement No. 333-139764 on or about April 24, 2008 is incorporated by reference herein.

8.11 Copy of Amended and Restated Participation Agreement by and between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., American Centurion Life Assurance Company, American Enterprise Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.), dated August 1, 2005 filed electronically as Exhibit 8.7 to Registrant's Post-Effective Amendment No. 20 to Registration Statement No. 333-91691 is incorporated by reference.

8.12 Copy of Amended and Restated Participation Agreement dated June 15, 2006, by and among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Goldman Sachs Variable Insurance Trust and Goldman, Sachs & Co. filed electronically as Exhibit 27 (h)(18) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.13 Copy of Janus Aspen Series Amended and Restated Fund Participation Agreement dated September 1, 2006, by and among American Centurion Life Assurance Company, IDS Life Insurance Company of New York and Janus Aspen Series filed electronically as Exhibit 27(h)(9) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.14 Copy of Amended and Restated Participation Agreement dated September 1, 2006, by and among IDS Life Insurance Company of New York, Legg

     Mason Partners Variable Portfolios I, Inc. (formerly Salomon Brothers Variable Series Fund, Inc.), Legg Mason Partners Variable Portfolios II, Inc. (formerly Greenwich Street Series Fund, formerly Smith Barney Series Fund, formerly Smith Barney Shearson Series Fund, formerly Shearson Series
     Fund), Legg Mason Partners Variable Portfolios III, Inc. (formerly Travelers Series Fund Inc., formerly Smith Barney Travelers Series Fund Inc.) and Legg Mason Investor Services, LLC filed electronically as Exhibit
     8.14 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated by reference.

8.15 Copy of Participation Agreement among MFS Variable Insurance Trust, American Centurion Life Assurance Company, IDS Life Insurance Company of New York and Massachusetts Financial Services Company, dated June 15, 2006 filed electronically as Exhibit 8.15 to Registrant's Post-Effective Amendment No. 24 is incorporated by reference.

8.16 Copy of Fund Participation Agreement dated March 2, 2006, by and between Neuberger Berman Advisers Management Trust, Neuberger Berman Management, Inc. and IDS Life Insurance Company of New York filed electronically as
     Exhibit 8.16 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated by reference.

8.17 Copy of Participation Agreement dated March 1, 2006, among IDS Life Insurance Company of New York, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC filed electronically as Exhibit 8.17 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated by reference.

8.18 Copy of Amended and Restated Fund Participation Agreement dated September 1, 2006, among Pioneer Variable Contracts Trust, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. Pioneer Investment Management, Inc., and Pioneer Funds Distributor, Inc. filed electronically as Exhibit 27(h)(15) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.19 Copy of Amended and Restated Fund Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Co. of New York, Putnam Variable Trust and Putnam Retail Management Limited Partnership filed electronically as Exhibit 8.20 to RiverSource of New York Variable Annuity Account 2's Post-Effective Amendment No. 3 to Registration Statement No. 333-139764 on or about April 24, 2008 is incorporated by reference herein.

8.20 Copy of Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Company, RiverSource Life Insurance Co. of New York and RiverSource Distributors, Inc. filed electronically as Exhibit
     8.23 to Post-Effective Amendment No. 42 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.21 Copy of Amended and Restated Participation Agreement dated May 1, 2006, among The Universal Institutional Funds, Inc., Morgan Stanley Investment Management Inc., Morgan Stanley Distribution, Inc., American Centurion Life Assurance Company and IDS Life Insurance Company of New York filed electronically as Exhibit 8.21 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated by reference.

8.22 Copy of Amended and Restated Participation Agreement dated October 12, 2006, by and among Third Avenue Variable Series Trust, Third Avenue Management LLC and IDS Life Insurance Company of New York filed electronically as Exhibit 27(h)(17) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.23 Copy of Amended and Restated Participation Agreement dated May 1, 2006, among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, American Centurion Life Assurance Company and IDS Life Insurance Company of New York filed electronically as Exhibit 8.26 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated by reference.

8.24 Copy of Fund Participation Agreement dated April 2, 2007,among RiverSource Life Insurance Co. of New York, Wanger Advisors Trust, Columbia Wanger Asset Management, L.P. and Columbia Management Distributors, Inc. filed electronically as Exhibit 8.22 to RiverSource of New York Variable Annuity Account 2's Post-Effective Amendment No. 3 to Registration Statement No. 333-139764 on or about April 24, 2008 is incorporated by reference herein.

8.25 Copy of Participation Agreement by and among Wells Fargo Variable Trust and RiverSource Life Insurance Co. of New York and Wells Fargo Distributor, LLC dated Jan. 1, 2007 filed electronically as Exhibit 8.25 to Registrant's Post-Effective Amendment No. 24 to Registration Statement No. 333-91691 is incorporated herein by reference.

8.26 16, 2006, by and among IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. and Lazard Asset Management Securities LLC and Lazard Retirement Series, Inc. filed electronically as Exhibit 8.26 to Registrant's Post-Effective Amendment No. 24 to Registration Statement No. 333-91691 is incorporated herein by reference.

8.27 Copy of Participation Agreement dated Jan. 1, 2007, by and among RiverSource Life Insurance Co. of New York, RiverSource Distributors, Inc. and Lazard Asset Management Securities LLC and Lazard Retirement Series, Inc. filed electronically as Exhibit 8.27 to Registrant's Post-Effective Amendment No. 24 to Registration Statement No. 333-91691 is incorporated herein by reference.

8.28 Copy of Amended and Restated Participation Agreement dated Jan. 1, 2007, by and among Royce Capital Fund, Royce Associates LLC and RiverSource Life Insurance Co. of New York, filed electronically as Exhibit 8.28 to Registrant's Post-Effective Amendment No. 24 to Registration Statement No. 333-91691 is incorporated herein by reference.

8.29 Copy of Amended and Restated Fund Participation Agreement dated March 30, 2007, among Oppenheimer Variable Account funds, Oppenheimer Funds, Inc. and RiverSource Life Insurance Co. of New York filed electronically as Exhibit
     8.4 to RiverSource of New York Variable Annuity Account 2's Post-Effective Amendment No. 3 to Registration Statement No. 333-139764 on or about April 24, 2008 is incorporated by reference herein.

9. Opinion of counsel and consent to its use as the legality of the securities being registered is filed electronically herewith.

10.1 Consent of Independent Registered Public Accounting Firm for RiverSource Retirement Advisor Variable Annuity is filed electronically herewith.

10.2 Consent of Independent Registered Public Accounting Firm for RiverSource Retirement Advisor Advantage Variable Annuity/ RiverSource Retirement Advisor Select Variable Annuity is filed electronically herewith.

10.3 Consent of Independent Registered Public Accounting Firm for RiverSource Retirement Advisor Advantage Plus Variable Annuity/ RiverSource Retirement Advisor Select Plus Variable Annuity/ is filed electronically herewith.

10.4 Consent of Independent Registered Public Accounting Firm for RiverSource Retirement Advisor 4 Advantage Variable Annuity/ RiverSource Retirement Advisor 4 Select Variable Annuity/ RiverSource Retirement Advisor 4 Access Variable Annuity is filed electronically herewith.

11.  None.

12.  Not applicable.

13. Power of Attorney to sign Amendments to this Registration Statement, dated Oct. 22, 2008 filed electronically as Exhibit 13 to Registrant's Post-Effective Amendment No. 28 to Registration Statement No. 333-91691 is incorporated herein by reference.

14.  Not applicable.

Item 25. Directors and Officers of the Depositor RiverSource Life Insurance Co. of New York

Name                        Principal Business Address*       Positions and Offices with Depositor
----                    ----------------------------------   -------------------------------------
Gumer C. Alvero         1765 Ameriprise Financial Center     Director and Senior Vice President -
                        Minneapolis, MN 55474                Annuities

Timothy V. Bechtold     249 Ameriprise Financial Center      Director, President and Chief
                        Minneapolis, MN 55474                Executive Officer

Walter Stanley Berman   AMEX Tower WFC                       Vice President and Treasurer
                        200 Vesey St.
                        New York, NY

Maureen A. Buckley      20 Madison Ave. Extension            Director, Vice President, Chief
                        Albany, NY 12203                     Operating Officer, Chief Compliance
                                                             Officer, Consumer Affairs
                                                             Officer and Claims Officer

Rodney P. Burwell       Xerxes Corporation                   Director
                        7901 Xerxes Ave. So.
                        Minneapolis, MN 55431-1253

Richard N. Bush                                              Senior Vice President - Corporate Tax

Robert R. Grew          Carter, Ledyard & Milburn            Director
                        2 Wall Street
                        New York, NY 10005-2072

Ronald L. Guzior        Bollam, Sheedy, Torani               Director
                        & Co. LLP CPA's
                        26 Computer Drive West
                        Albany, NY 12205

Jean B. Keffeler        1010 Swingley Rd.                    Director
                        Livingston, MT 59047

Jeffrey McGregor                                             Director

Jeryl A. Millner        138 Ameriprise Financial Center      Director
                        Minneapolis, MN 55474

Richard T. Moore                                             Secretary

Thomas V. Nicolosi      Ameriprise Financial Services Inc.   Director
                        Suite 220
                        500 Mamaroneck Avenue
                        Harrison, NY 10528

* Unless otherwise noted, the business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

The following list includes the names of major subsidiaries and affiliates of Ameriprise Financial, Inc.

Name of Subsidiary and Jurisdiction of Incorporation

American Express Property Casualty Insurance Agency of Pennsylvania Inc. PA Ameriprise Advisor Capital, LLC DE
Ameriprise Bank, FSB NY
Ameriprise Capital Trust I DE
Ameriprise Capital Trust II DE
Ameriprise Capital Trust III DE
Ameriprise Capital Trust IV DE
Ameriprise Captive Insurance Company VT
Ameriprise Certificate Company DE
Investors Syndicate Development Corporation NV
Ameriprise Holdings, Inc. DE
Ameriprise India Private Limited India
Ameriprise Trust Company MN
AMPF Holding Corporation MI
Ameriprise Advisor Services, Inc. MI
Ameriprise Insurance Agency of Massachusetts, Inc. MA
American Enterprise Investment Services Inc. MN
Ameriprise Financial Services DE
AMPF Property Corporation MI
AMPF Realty Corporation MI
IDS Management Corporation MN
IDS Futures Corporation MN
IDS Property Casualty Insurance Company WI
Ameriprise Auto & Home Insurance Agency, Inc. WI
Ameriprise Insurance Company WI
RiverSource Distributors, Inc. DE
RiverSource Investments LLC MN
Advisory Capital Strategies Group Inc. MN
Boston Equity General Partner LLC DE
Kenwood Capital Management LLC DE
IDS Capital Holdings Inc MN
Inc. RiverSource CDO Seed Investment, LLC MN
J.& W. Seligman & Co., Inc. NY
RiverSource Fund Distributors, Inc. NY
RiverSource Services, Inc. NY
Seligman Asia Inc. NY
Seligman Focus Partners LLC NY
Seligman Health Partners LLC NY
Seligman Health Plus Partners LLC NY
Seligman Partners LLC NY
RiverSource Life Insurance Company MN
RiverSource Life Insurance Co. of New York NY
RiverSource NY REO, LLC NY
RiverSource REO 1, LLC MN
RiverSource Tax Advantaged Investments, Inc. DE
AEXP Affordable Housing LLC DE
RiverSource Service Corporation MN
Securities America Financial Corporation NE
Brecek & Young Advisors, Inc. CA
Brecek & Young Financial Services Group of Montana, Inc. MT
Brecek & Young Financial Group Insurance Agency of Texas, Inc. TX
Securities America, Inc. DE
Securities America Advisors, Inc. NE

Threadneedle Asset Management Holdings SARL Luxembourg
TAM Investment Ltd DE
TAM UK Holdings Limited UK
Threadneedle Asset Management (Australia) Pty Ltd Aus
Threadneedle International Investments GmbH Germany
Threadneedle Management Luxembourg S.A. Luxembourg
Threadneedle Portfolio Services Hong Kong Ltd HK
Threadneedle Asset Management Holdings Ltd.* UK
Cofund Holdings Ltd. (16.89%) UK
Threadneedle Asset Management Finance Ltd. UK
TMS Investment Ltd. (Jersey) (Minority) Channel Islands, Jersey
Threadneedle Asset Management Ltd. UK
Threadneedle Asset Management (Nominees) Ltd. UK
ADT Nominees Ltd UK
Convivo Asset Management Ltd. UK
Threadneedle Investment Advisors Ltd. UK
Threadneedle Portfolio Managers Ltd. UK
Sackville TIPP (GP) Ltd. UK
Threadneedle International Fund Management Ltd. UK
Threadneedle International Ltd. UK
Threadneedle Investment Services GMbH Germany
Threadneedle Investment Services Ltd. UK
Threadneedle Investments (Channel Islands) Ltd. Channel Islands, Jersey Threadneedle Investments North America LLC DE
Threadneedle Management Services Ltd. UK
Threadneedle Pension Trustees Ltd. UK
Threadneedle Property Services Ltd. UK
Threadneedle Rural Property Services Ltd. UK
Threadneedle Navigator ISA Manager Ltd. UK
Threadneedle Pensions Ltd. UK
Crockhamwell Road Management Ltd (75%) UK
Crossways Management Company Ltd (0.7%) UK
Redhouse Property Services Ltd. (6%) UK
Sackville (TPEN) [75%] UK
Severnside Distribution Park (Bristol) Management Ltd. (2.6%) UK
Threadneedle Portfolio Services Ltd. UK
Threadneedle Property Investments Ltd. UK
Axix 4/5 Management Ltd. (22.2%) UK
Cornbrash Park Management Company Ltd UK
Highcross (Slough) Management Ltd UK
Sackville Property (GP) Ltd. UK
Sackville Property (GP) Nominee 1 Ltd. UK
Sackville Property (GP) Nominee 2 Ltd. UK
Sackville SPF IV (GP) No. 1 Ltd UK
Sackville SPF IV Property (GP) No. 1 Ltd UK
Sackville SPF IV Property Nominee (1) Ltd. UK
Sackville SPF IV Property Nominee (2) Ltd. UK
Sackville Tandem Property (GP) Ltd. UK
Sackville Tandem Property Nominee Ltd. UK
Sackville TPEN Property (GP) Ltd. UK
Sackville TPEN Property Nominee Ltd.
Sackville TPEN Property Nominee (2) Ltd. UK
Sackville TPEN Property Nominee (2) Ltd. UK
Sackville TSP Property (GP) Ltd. UK
Sackville TSP Property Nominee Ltd. UK
Threadneedle Unit Trust Manager Ltd. UK


Item 27. Number of Contractowners

     As of March 31, 2010, there were 13,519 non-qualified contract owners and 23,094 qualified contract owners.

Item 28. Indemnification

The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an "Enterprise"), and including appeals therein (any such action or process being hereinafter referred to as a "Proceeding"), by reason of the fact that such person, such person's testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney's fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS.

(a) RiverSource Distributors Inc. acts as principal underwriter, depositor or sponsor for:

RiverSource Variable Series Trust funds include the RiverSource Partners Variable Portfolio funds, RiverSource Variable Portfolio funds, Threadneedle Variable Portfolio funds, Seligman Variable Portfolio funds, Disciplined Asset Allocation Portfolio funds and Variable Portfolio fund of funds.

(b) As to each director, officer or partner of the principal underwriter:

Name and Principal Business Address*   Positions and Offices with Underwriter
------------------------------------   --------------------------------------
Gumer C. Alvero                        Director and Vice President
Patrick Thomas Bannigan                Director and Vice President
Timothy V. Bechtold                    Director and Vice President
Paul J. Dolan                          Chief Operating Officer and
                                       Chief Administrative Officer
Jeffrey P. Fox                         Chief Financial Officer
Bimal Gandhi                           Senior Vice President -
                                       Strategic Transformation
Jeffrey  McGregor                      President
Thomas R. Moore                        Secretary
Scott Roane Plummer                    Chief Counsel
Julie A. Ruether                       Chief Compliance Officer
William Frederick "Ted" Truscott       Chairman of the Board and
                                       Chief Executive Officer

*    Business address is: 50611 Ameriprise Financial Center, Minneapolis, MN
     55474

(c) RiverSource Distributors, Inc., the principal underwriter during Registrant's last fiscal year, was paid the following commissions:

NAME OF PRINCIPAL                NET UNDERWRITING           COMPENSATION    BROKERAGE
UNDERWRITER                      DISCOUNT AND COMMISSIONS   ON REDEMPTION   COMMISSIONS   COMPENSATION
-----------------                ------------------------   -------------   -----------   ------------
RiverSource Distributors, Inc.          $17,842,976              None           None          None

Item 30. Location of Accounts and Records

     RiverSource Life Insurance Co. of New York
     20 Madison Avenue Extension
     Albany, NY 12203

Item 31. Management Services

     Not applicable.

Item 32. Undertakings

(a) Registrant undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Registrant represents that it is relying upon the no-action assurance given to the American Council of Life Insurance (pub. avail. Nov. 28,

     1988). Further, Registrant represents that it has complied with the provisions of paragraphs (1)-(4) of that no-action letter.

(e) The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, RiverSource Life Insurance Co. of New York, on behalf of the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to its Registration Statement and has caused this Amendment to its Registration Statement to be signed on its behalf in the City of Minneapolis, and State of Minnesota, on this 28th day of April, 2010.

                                        RIVERSOURCE OF NEW YORK VARIABLE ANNUITY
                                        ACCOUNT

                                        By RiverSource Life Insurance Co. of
                                        New York
                                        (Sponsor)


                                        By /s/ Timothy V. Bechtold*
                                           -------------------------------------
                                           Timothy V. Bechtold
                                           President and Chief Executive Officer

As required by the Securities Act of 1933, this Amendment to Registration Statement has been signed by the following persons in the capacities indicated on the 28th day of April, 2010.

SIGNATURE                               TITLE
---------                               -----

/s/ Gumer C. Alvero*                    Director and Senior Vice President -
-------------------------------------   Annuities
Gumer C. Alvero


/s/ Timothy V. Bechtold*                Director, President and Chief Executive Officer
-------------------------------------
Timothy V. Bechtold


/s/ Maureen A. Buckley*                 Director, Vice President, Chief Operating Officer,
-------------------------------------   Chief Compliance Officer, Consumer Affairs Officer and
Maureen A. Buckley                      Claims Officer


/s/ Rodney P. Burwell*                  Director
-------------------------------------
Rodney P. Burwell



/s/ Richard N. Bush*                    Senior Vice President - Corporate Tax
-------------------------------------
Richard N. Bush


/s/ Robert R. Grew*                     Director
-------------------------------------
Robert R. Grew


/s/ Ronald L. Guzior*                   Director
-------------------------------------
Ronald L. Guzior


/s/ Jean B. Keffeler*                   Director
-------------------------------------
Jean B. Keffeler


/s/ Jeffrey McGregor*                   Director
-------------------------------------
Jeffrey McGregor


/s/ Jeryl A. Millner*                   Director
-------------------------------------
Jeryl A. Millner


/s/ Thomas V. Nicolosi*                 Director
-------------------------------------
Thomas V. Nicolosi


/s/ David K. Stewart*                   Vice President and Controller
-------------------------------------
David K. Stewart

* Signed pursuant to Power of Attorney dated Oct. 22, 2008, filed electronically as Exhibit 13 to Post-Effective Amendment No. 28 to Registration Statement No. 333-91691, incorporated herein by reference by:


/s/ Rodney J. Vessels
-------------------------------------
Rodney J. Vessels
Assistant General Counsel and
Assistant Secretary

      CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 30 TO REGISTRATION STATEMENT

This Post-Effective Amendment is comprised of the following papers and documents:

The Cover Page.

PART A.

The prospectuses for:

RiverSource Retirement Advisor Variable Annuity

RiverSource Retirement Advisor Advantage Variable Annuity/RiverSource Retirement Advisor Select Variable Annuity

RiverSource Retirement Advisor Plus Advantage Variable Annuity/RiverSource Retirement Advisor Select Plus Variable Annuity

RiverSource Retirement Advisor 4 Advantage Variable Annuity, RiverSource Retirement Advisor 4 Select Variable Annuity and RiverSource Retirement Advisor 4 Access Variable Annuity

PART B.

The Combined Statement of Additional Information and Financial Statements

Financial Statements.

Part C.

     Other Information.

     The signatures.

                                  EXHIBIT INDEX

9. Opinion of counsel and consent to its use as the legality of the securities being registered.

10.1 Consent of Independent Registered Public Accounting Firm for RiverSource Retirement Advisor Variable Annuity.

10.2 Consent of Independent Registered Public Accounting Firm for RiverSource Retirement Advisor Advantage Variable Annuity/RiverSource Retirement Advisor Select Variable Annuity.

10.3 Consent of Independent Registered Public Accounting Firm for RiverSource Retirement Advisor Advantage Variable Annuity/RiverSource Retirement Advisor Select Variable Annuity

10.4 Consent of Independent Registered Public Accounting Firm for RiverSource Retirement Advisor 4 Advantage Variable Annuity, RiverSource Retirement Advisor 4 Select Variable Annuity and RiverSource Retirement Advisor 4 Access Variable Annuity.